UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Institutional Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Administrative Class

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust RealEstateRealReturn Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Small Cap StocksPLUS® TR Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Small Cap StocksPLUS® TR Portfolio Advisor Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Administrative Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS® Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Institutional Class

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividend risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

PIMCO Funds Allocation*

Floating Income Fund	20.5%
Real Return Asset Fund	9.2%
Developing Local Markets Fund	7.9%
Low Duration Fund	7.4%
Emerging Local Bond Fund	6.6%
Real Return Fund	5.8%
Other	42.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (04/30/03)
PIMCO All Asset Portfolio Administrative Class	8.33%	8.87%
Lehman Brothers U.S. TIPS 1-10 Year Index±	11.45%	5.50%
CPI + 500 Basis points±±	9.39%	8.14%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.185% for Administrative Class shares.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor, Bureau of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,051.96	$1,022.38
Expenses Paid During Period†	$2.90	$2.85

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.555%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.555% reflects net annualized expenses after application of an expense waiver of 0.02%. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses attributable to Advisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset and PIMCO All Asset All Authority Funds.

»	Significant exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS posted strong gains over the period.

»	An allocation to commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, added to performance.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, added to performance as the U.S. dollar generally weakened versus the currencies of emerging market countries.

»

Allocations to high-yield corporate securities, particularly through the PIMCO High Yield Fund, detracted from performance, though tactically changing the amount of exposure at opportune times during the year somewhat mitigated this impact.

»	Significant exposure to short-term strategies, particularly through the PIMCO Floating Income Fund, detracted from performance.

»	Exposure to Real Estate Investment Trusts, through the PIMCO RealEstateRealReturn Strategy Fund, detracted from returns, though the total exposure was negligible.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2007		12/31/2006		12/31/2005		12/31/2004		04/30/2003-12/31/2003

Administrative Class
Net asset value beginning of year or period	$11.67		$11.81		$11.62		$10.77		$10.00
Net investment income (a)	0.86		0.63		0.83		1.50		0.53
Net realized/unrealized gain (loss) on investments	0.09		(0.10)		(0.11)		(0.27)		0.54
Total income from investment operations	0.95		0.53		0.72		1.23		1.07
Dividends from net investment income	(0.90)		(0.64)		(0.49)		(0.37)		(0.30)
Distributions from net realized capital gains	0.00		(0.03)		(0.04)		(0.01)		0.00
Total distributions	(0.90)		(0.67)		(0.53)		(0.38)		(0.30)
Net asset value end of year or period	$11.72		$11.67		$11.81		$11.62		$10.77
Total return	8.33%		4.66%		6.23%		11.49%		10.79%
Net assets end of year or period (000s)	$255,691		$251,076		$251,482		$102,183		$1,017
Ratio of expenses to average net assets	0.555	%(c)(f)	0.585	%(c)(e)	0.59	%(c)(d)	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.555	%(c)(f)	0.585	%(c)(e)	0.59	%(c)(d)	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of net investment income to average net assets	7.06%		5.39%		6.98%		13.02%		7.56	%*
Portfolio turnover rate	101%		66%		75%		93%		136%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 10.92%.

(c) Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.

(d) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.60%.

(e) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

(f) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.575%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments in Affiliates, at value	$1,422,391
Repurchase agreements, at value	1,877
Receivable for investments sold	10,805
Receivable for Portfolio shares sold	784
Interest and dividends receivable	4,932
Manager reimbursement receivable	18
Other assets	2
1,440,809

Liabilities:
Payable for investments purchased	$17,257
Payable for Portfolio shares redeemed	115
Accrued investment advisory fee	200
Accrued administrative fee	286
Accrued distribution fee	233
Accrued servicing fee	31
18,122

Net Assets	$1,422,687

Net Assets Consist of:
Paid in capital	$1,424,269
Undistributed net investment income	45
Accumulated undistributed net realized (loss)	(2,398)
Net unrealized appreciation	771
$1,422,687

Net Assets:
Institutional Class	$373
Administrative Class	255,691
Advisor Class	1,124,287
Class M	42,336

Shares Issued and Outstanding:
Institutional Class	32
Administrative Class	21,815
Advisor Class	95,742
Class M	3,604

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.74
Administrative Class	11.72
Advisor Class	11.74
Class M	11.75

Cost of Investments in Affiliates Owned	$1,421,620
Cost of Repurchase Agreements Owned	$1,877

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$165
Dividends from Affiliate investments	92,427
Total Income	92,592

Expenses:
Investment advisory fees	1,951
Administrative fees	2,787
Servicing fees – Administrative Class	378
Distribution and/or servicing fees – Advisor Class	2,038
Distribution and/or servicing fees – Class M	213
Interest expense	2
Total Expenses	7,369
Reimbursement by Manager	(265)
Net Expenses	7,104

Net Investment Income	85,488

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,642
Net capital gain distributions received from Underlying Funds	2,151
Net change in unrealized (depreciation) on affiliate investments	(213)
Net Gain	3,580

Net Increase in Net Assets Resulting from Operations	$89,068

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$85,488	$32,372
Net realized gain (loss) on affiliate investments	1,642	(7,977)
Net capital gain distributions received from Underlying Funds	2,151	2,277
Net change in unrealized appreciation (depreciation) on affiliate investments	(213)	3,148
Net increase resulting from operations	89,068	29,820

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(2)
Administrative Class	(18,965)	(13,550)
Advisor Class	(70,381)	(15,816)
Class M	(3,147)	(3,041)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(622)
Advisor Class	0	(1,205)
Class M	0	(139)

Total Distributions	(92,518)	(34,375)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	378	73
Administrative Class	51,678	60,956
Advisor Class	723,809	485,456
Class M	7,920	15,354
Issued as reinvestment of distributions
Institutional Class	25	3
Administrative Class	18,965	14,172
Advisor Class	70,381	17,022
Class M	3,147	3,180
Cost of shares redeemed
Institutional Class	(102)	0
Administrative Class	(66,423)	(72,158)
Advisor Class	(167,189)	(7,990)
Class M	(24,028)	(30,245)
Net increase resulting from Portfolio share transactions	618,561	485,823

Total Increase in Net Assets	615,111	481,268

Net Assets:
Beginning of year	807,576	326,308
End of year*	$1,422,687	$807,576

*Including undistributed net investment income of:	$45	$7,074

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2007

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.0%
CommodityRealReturn Strategy Fund®	2,979,779	$48,362
Convertible Fund	3,070,005	42,857
Developing Local Markets Fund	10,637,845	112,336
Diversified Income Fund	5,720,615	62,126
Emerging Local Bond Fund	9,657,540	94,644
Emerging Markets Bond Fund	5,874,970	62,745
Floating Income Fund	29,671,568	291,968
Foreign Bond Fund (Unhedged)	2,201,091	23,133
Fundamental IndexPLUSTM Fund	3,323,595	35,297
Fundamental IndexPLUSTM TR Fund	3,963,675	40,786
Global Bond Fund (Unhedged)	1,623,574	16,512
GNMA Fund	1,172,126	13,116
High Yield Fund	5,862,409	55,927
Income Fund	2,037,420	20,537
International StocksPLUS® TR Strategy Fund (Unhedged)	695,592	7,123

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	3,368,830	$40,628
Long-Term U.S. Government Fund	2,249,850	24,816
Low Duration Fund	10,454,894	105,699
Mortage-Backed Securities Fund	1,972,026	21,298
Real Return Asset Fund	11,344,951	130,807
Real Return Fund	7,488,076	82,069
RealEstateRealReturn Strategy Fund	1,839,610	10,339
Short-Term Fund	1,252,298	12,373
Small Cap StocksPLUS® TR Strategy Fund	182,847	1,817
StocksPLUS® Fund	114,015	1,290
StocksPLUS® Total Return Fund	565,856	6,236
Total Return Fund	5,383,560	57,550

Total PIMCO Funds (Cost $1,421,620)		1,422,391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	$1,877	$1,877

(Dated 12/31/2007. Collateralized by Fannie Mae 6.060% due 06/06/2017 valued at $1,919. Repurchase proceeds are $1,877.)
Total Short-Term Instruments (Cost $1,877)		1,877

Total Investments 100.1% (Cost $1,423,497)		$1,424,268

Other Assets and Liabilities (Net) (0.1%)		(1,581)

Net Assets 100.0%		$1,422,687

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2007	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS® and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to

10	PIMCO Variable Insurance Trust

December 31, 2007

sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2007, the amount was $265,017. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $265,017.

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2007 (amounts in thousands):

Underlying Funds	Market Value 12/31/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2007	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,351	$43,901	$1,992	$(237)	$42,857	$502	$(24)
Developing Local Markets Fund	92,781	119,302	100,246	218	112,336	16,177	2,922
Diversified Income Fund	10,826	68,314	15,680	(1,120)	62,126	2,753	(317)
Emerging Local Bond Fund	0	194,142	100,326	(1,505)	94,644	14,135	2,333
Emerging Markets Bond Fund	32,346	55,654	23,315	(1,207)	62,745	2,524	128
Floating Income Fund	223,808	378,698	293,388	(12,088)	291,968	20,702	(2,632)
Foreign Bond Fund (Unhedged)	877	27,969	5,510	(4)	23,133	656	(175)
Fundamental IndexPLUSTM Fund	21,485	21,266	6,016	(2,099)	35,297	1,892	121
Fundamental IndexPLUSTM TR Fund	29,493	26,944	15,611	(827)	40,786	2,521	(136)
Global Bond Fund (Unhedged)	0	21,472	4,516	(311)	16,512	378	(133)
GNMA Fund	2,815	12,991	2,848	201	13,116	365	(28)
High Yield Fund	25,812	54,823	25,012	607	55,927	2,410	186
Income Fund	0	20,376	59	220	20,537	369	(1)
International StocksPLUS® TR Strategy Fund (Unhedged)	1,138	8,369	2,339	(175)	7,123	532	111
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	29,781	19,275	8,264	187	40,628	1,374	(399)
Long-Term U.S. Government Fund	10,595	105,614	94,046	1,996	24,816	1,390	686
Low Duration Fund	20,641	123,980	38,734	104	105,699	1,688	(246)
Mortgage-Back Securities Fund (formerly Total Return Mortgage Fund)	3,782	23,694	6,486	382	21,298	881	(92)
Real Return Asset Fund	99,339	187,000	165,750	8,941	130,807	8,394	1,753
Real Return Fund	51,460	78,706	50,363	1,757	82,069	4,892	(224)
RealEstateRealReturn Strategy Fund	2,066	10,295	707	(1,408)	10,339	823	(135)
Short-Term Fund	3,622	13,646	4,819	(56)	12,373	309	(20)
Small Cap StocksPLUS® TR Fund	0	3,859	1,888	(152)	1,817	80	(2)
StocksPLUS® Fund	1,719	20,089	20,664	54	1,290	113	139
StocksPLUS® Total Return Fund	6,570	22,191	22,320	(461)	6,236	959	34
Total Return Fund	18,875	57,760	19,113	479	57,550	1,204	(489)
CommodityRealReturn Strategy Fund®	115,847	22,181	98,566	7,275	48,362	4,404	(1,718)
Totals	$807,029	$1,742,511	$1,128,578	$771	$1,422,391	$92,427	$1,642

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,742,511	$1,128,578

12	PIMCO Variable Insurance Trust

December 31, 2007

7.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	32	$378	6	$73
Administrative Class	4,334	51,678	5,177	60,956
Advisor Class	60,885	723,809	41,500	485,456
Class M	667	7,920	1,306	15,354
Issued as reinvestment of distributions
Institutional Class	2	25	0	3
Administrative Class	1,616	18,965	1,218	14,172
Advisor Class	5,992	70,381	1,455	17,022
Class M	268	3,147	273	3,180
Cost of shares redeemed
Institutional Class	(8)	(102)	0	0
Administrative Class	(5,633)	(66,423)	(6,181)	(72,158)
Advisor Class	(14,045)	(167,189)	(676)	(7,990)
Class M	(2,032)	(24,028)	(2,587)	(30,245)
Net increase resulting from Portfolio share transactions	52,078	$618,561	41,491	$485,823

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	92	*
Advisor Class	3	98
Class M	4	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

In October 2007 the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York.

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

The plaintiff alleges that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserts that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint seeks to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing is alleged against the PIMCO High Yield Fund.

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$ 992	$ 4,217	$ (6,791)	$ 0	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$ 1,431,059	$ 22,421	$ (29,212)	$ (6,791)

(2) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 92,518	$ 0	$ 0
12/31/2006	32,909	1,467	0

(3) Includes short-term capital gains, if any, distributed.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	15

Federal Income Tax Information (Unaudited)

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

All Asset Portfolio	0.28%

16	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	17

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

18	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

20	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividend risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

PIMCO Funds Allocation*

Floating Income Fund	20.5%
Real Return Asset Fund	9.2%
Developing Local Markets Fund	7.9%
Low Duration Fund	7.4%
Emerging Local Bond Fund	6.6%
Real Return Fund	5.8%
Other	42.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (01/31/06)
PIMCO All Asset Portfolio Institutional Class	8.43%	6.34%
Lehman Brothers U.S. TIPS: 1-10 Year Index±	11.45%	13.10%
CPI + 500 Basis Points±±	9.39%	8.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.035% for Institutional Class shares.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor, Bureau of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,052.85	$1,023.14
Expenses Paid During Period†	$2.12	$2.09

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.405%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.405% reflects net annualized expense after appreciation of an expense waiver of 0.02%. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses attributable to Advisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset and PIMCO All Asset All Authority Funds.

»	Significant exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS posted strong gains over the period.

»	An allocation to commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, added to performance.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, added to performance as the U.S. dollar generally weakened versus the currencies of emerging market countries.

»

Allocations to high-yield corporate securities, particularly through the PIMCO High Yield Fund, detracted from performance, though tactically changing the amount of exposure at opportune times during the year somewhat mitigated this impact.

»	Significant exposure to short-term strategies, particularly through the PIMCO Floating Income Fund, detracted from performance.

»	Exposure to Real Estate Investment Trusts, through the PIMCO RealEstateRealReturn Strategy Fund, detracted from returns, though the total exposure was negligible.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007		01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$11.68		$11.93
Net investment income (a)	0.98		1.17
Net realized/unrealized (loss) on investments	(0.02)		(0.74)
Total income from investment operations	0.96		0.43
Dividends from net investment income	(0.90)		(0.65)
Distributions from net realized capital gains	0.00		(0.03)
Total distributions	(0.90)		(0.68)
Net asset value end of year or period	$11.74		$11.68
Total return	8.43%		3.73%
Net assets end of year or period (000s)	$373		$74
Ratio of expenses to average net assets	0.405	%(b)(d)	0.425	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.405	%(b)(d)	0.425	%*(b)(c)
Ratio of net investment income to average net assets	8.05%		10.65	%*
Portfolio turnover rate	101%		66%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.

(c) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

(d) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.425%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments in Affiliates, at value	$1,422,391
Repurchase agreements, at value	1,877
Receivable for investments sold	10,805
Receivable for Portfolio shares sold	784
Interest and dividends receivable	4,932
Manager reimbursement receivable	18
Other assets	2
1,440,809

Liabilities:
Payable for investments purchased	$17,257
Payable for Portfolio shares redeemed	115
Accrued investment advisory fee	200
Accrued administrative fee	286
Accrued distribution fee	233
Accrued servicing fee	31
18,122

Net Assets	$1,422,687

Net Assets Consist of:
Paid in capital	$1,424,269
Undistributed net investment income	45
Accumulated undistributed net realized (loss)	(2,398)
Net unrealized appreciation	771
$1,422,687

Net Assets:
Institutional Class	$373
Administrative Class	255,691
Advisor Class	1,124,287
Class M	42,336

Shares Issued and Outstanding:
Institutional Class	32
Administrative Class	21,815
Advisor Class	95,742
Class M	3,604

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.74
Administrative Class	11.72
Advisor Class	11.74
Class M	11.75

Cost of Investments in Affiliates Owned	$1,421,620
Cost of Repurchase Agreements Owned	$1,877

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$165
Dividends from Affiliate investments	92,427
Total Income	92,592

Expenses:
Investment advisory fees	1,951
Administrative fees	2,787
Servicing fees – Administrative Class	378
Distribution and/or servicing fees – Advisor Class	2,038
Distribution and/or servicing fees – Class M	213
Interest expense	2
Total Expenses	7,369
Reimbursement by Manager	(265)
Net Expenses	7,104

Net Investment Income	85,488

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,642
Net capital gain distributions received from Underlying Funds	2,151
Net change in unrealized (depreciation) on affiliate investments	(213)
Net Gain	3,580

Net Increase in Net Assets Resulting from Operations	$89,068

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$85,488	$32,372
Net realized gain (loss) on affiliate investments	1,642	(7,977)
Net capital gain distributions received from Underlying Funds	2,151	2,277
Net change in unrealized appreciation (depreciation) on affiliate investments	(213)	3,148
Net increase resulting from operations	89,068	29,820

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(2)
Administrative Class	(18,965)	(13,550)
Advisor Class	(70,381)	(15,816)
Class M	(3,147)	(3,041)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(622)
Advisor Class	0	(1,205)
Class M	0	(139)

Total Distributions	(92,518)	(34,375)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	378	73
Administrative Class	51,678	60,956
Advisor Class	723,809	485,456
Class M	7,920	15,354
Issued as reinvestment of distributions
Institutional Class	25	3
Administrative Class	18,965	14,172
Advisor Class	70,381	17,022
Class M	3,147	3,180
Cost of shares redeemed
Institutional Class	(102)	0
Administrative Class	(66,423)	(72,158)
Advisor Class	(167,189)	(7,990)
Class M	(24,028)	(30,245)
Net increase resulting from Portfolio share transactions	618,561	485,823

Total Increase in Net Assets	615,111	481,268

Net Assets:
Beginning of year	807,576	326,308
End of year*	$1,422,687	$807,576

*Including undistributed net investment income of:	$45	$7,074

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2007

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.0%
CommodityRealReturn Strategy Fund®	2,979,779	$48,362
Convertible Fund	3,070,005	42,857
Developing Local Markets Fund	10,637,845	112,336
Diversified Income Fund	5,720,615	62,126
Emerging Local Bond Fund	9,657,540	94,644
Emerging Markets Bond Fund	5,874,970	62,745
Floating Income Fund	29,671,568	291,968
Foreign Bond Fund (Unhedged)	2,201,091	23,133
Fundamental IndexPLUSTM Fund	3,323,595	35,297
Fundamental IndexPLUSTM TR Fund	3,963,675	40,786
Global Bond Fund (Unhedged)	1,623,574	16,512
GNMA Fund	1,172,126	13,116
High Yield Fund	5,862,409	55,927
Income Fund	2,037,420	20,537
International StocksPLUS® TR Strategy Fund (Unhedged)	695,592	7,123

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	3,368,830	$40,628
Long-Term U.S. Government Fund	2,249,850	24,816
Low Duration Fund	10,454,894	105,699
Mortage-Backed Securities Fund	1,972,026	21,298
Real Return Asset Fund	11,344,951	130,807
Real Return Fund	7,488,076	82,069
RealEstateRealReturn Strategy Fund	1,839,610	10,339
Short-Term Fund	1,252,298	12,373
Small Cap StocksPLUS® TR Strategy Fund	182,847	1,817
StocksPLUS® Fund	114,015	1,290
StocksPLUS® Total Return Fund	565,856	6,236
Total Return Fund	5,383,560	57,550

Total PIMCO Funds (Cost $1,421,620)		1,422,391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	$1,877	$1,877

(Dated 12/31/2007. Collateralized by Fannie Mae 6.060% due 06/06/2017 valued at $1,919. Repurchase proceeds are $1,877.)
Total Short-Term Instruments (Cost $1,877)		1,877

Total Investments 100.1% (Cost $1,423,497)		$1,424,268

Other Assets and Liabilities (Net) (0.1%)		(1,581)

Net Assets 100.0%		$1,422,687

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2007	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS® and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to

10	PIMCO Variable Insurance Trust

December 31, 2007

sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2007, the amount was $265,017. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $265,017.

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2007 (amounts in thousands):

Underlying Funds	Market Value 12/31/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2007	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,351	$43,901	$1,992	$(237)	$42,857	$502	$(24)
Developing Local Markets Fund	92,781	119,302	100,246	218	112,336	16,177	2,922
Diversified Income Fund	10,826	68,314	15,680	(1,120)	62,126	2,753	(317)
Emerging Local Bond Fund	0	194,142	100,326	(1,505)	94,644	14,135	2,333
Emerging Markets Bond Fund	32,346	55,654	23,315	(1,207)	62,745	2,524	128
Floating Income Fund	223,808	378,698	293,388	(12,088)	291,968	20,702	(2,632)
Foreign Bond Fund (Unhedged)	877	27,969	5,510	(4)	23,133	656	(175)
Fundamental IndexPLUSTM Fund	21,485	21,266	6,016	(2,099)	35,297	1,892	121
Fundamental IndexPLUSTM TR Fund	29,493	26,944	15,611	(827)	40,786	2,521	(136)
Global Bond Fund (Unhedged)	0	21,472	4,516	(311)	16,512	378	(133)
GNMA Fund	2,815	12,991	2,848	201	13,116	365	(28)
High Yield Fund	25,812	54,823	25,012	607	55,927	2,410	186
Income Fund	0	20,376	59	220	20,537	369	(1)
International StocksPLUS® TR Strategy Fund (Unhedged)	1,138	8,369	2,339	(175)	7,123	532	111
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	29,781	19,275	8,264	187	40,628	1,374	(399)
Long-Term U.S. Government Fund	10,595	105,614	94,046	1,996	24,816	1,390	686
Low Duration Fund	20,641	123,980	38,734	104	105,699	1,688	(246)
Mortgage-Back Securities Fund (formerly Total Return Mortgage Fund)	3,782	23,694	6,486	382	21,298	881	(92)
Real Return Asset Fund	99,339	187,000	165,750	8,941	130,807	8,394	1,753
Real Return Fund	51,460	78,706	50,363	1,757	82,069	4,892	(224)
RealEstateRealReturn Strategy Fund	2,066	10,295	707	(1,408)	10,339	823	(135)
Short-Term Fund	3,622	13,646	4,819	(56)	12,373	309	(20)
Small Cap StocksPLUS® TR Fund	0	3,859	1,888	(152)	1,817	80	(2)
StocksPLUS® Fund	1,719	20,089	20,664	54	1,290	113	139
StocksPLUS® Total Return Fund	6,570	22,191	22,320	(461)	6,236	959	34
Total Return Fund	18,875	57,760	19,113	479	57,550	1,204	(489)
CommodityRealReturn Strategy Fund®	115,847	22,181	98,566	7,275	48,362	4,404	(1,718)
Totals	$807,029	$1,742,511	$1,128,578	$771	$1,422,391	$92,427	$1,642

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,742,511	$1,128,578

12	PIMCO Variable Insurance Trust

December 31, 2007

7.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	32	$378	6	$73
Administrative Class	4,334	51,678	5,177	60,956
Advisor Class	60,885	723,809	41,500	485,456
Class M	667	7,920	1,306	15,354
Issued as reinvestment of distributions
Institutional Class	2	25	0	3
Administrative Class	1,616	18,965	1,218	14,172
Advisor Class	5,992	70,381	1,455	17,022
Class M	268	3,147	273	3,180
Cost of shares redeemed
Institutional Class	(8)	(102)	0	0
Administrative Class	(5,633)	(66,423)	(6,181)	(72,158)
Advisor Class	(14,045)	(167,189)	(676)	(7,990)
Class M	(2,032)	(24,028)	(2,587)	(30,245)
Net increase resulting from Portfolio share transactions	52,078	$618,561	41,491	$485,823

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	92	*
Advisor Class	3	98
Class M	4	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

In October 2007 the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York.

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

The plaintiff alleges that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserts that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint seeks to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing is alleged against the PIMCO High Yield Fund.

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$ 992	$ 4,217	$ (6,791)	$ 0	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$ 1,431,059	$ 22,421	$ (29,212)	$ (6,791)

(2) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 92,518	$ 0	$ 0
12/31/2006	32,909	1,467	0

(3) Includes short-term capital gains, if any, distributed.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

All Asset Portfolio	0.28%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	17

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

18	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

20	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividend risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a Shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

PIMCO Funds Allocation*

Floating Income Fund	20.5%
Real Return Asset Fund	9.2%
Developing Local Markets Fund	7.9%
Low Duration Fund	7.4%
Emerging Local Bond Fund	6.6%
Real Return Fund	5.8%
Other	42.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (04/30/04)
PIMCO All Asset Portfolio Advisor Class	8.19%	8.68%
Lehman Brothers U.S. TIPS 1-10 Year Index±	11.45%	5.67%
CPI + 500 Basis Points±±	9.39%	8.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.285% for Advisor Class shares.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor, Bureau of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,051.62	$1,021.88
Expenses Paid During Period†	$3.41	$3.36

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.655%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.655% reflects net annualized expense after application of an expense waiver of 0.02%. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses attributable to Advisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset and PIMCO All Asset All Authority Funds.

»	Significant exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS posted strong gains over the period.

»	An allocation to commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, added to performance.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, added to performance as the U.S. dollar generally weakened versus the currencies of emerging market countries.

»

Allocations to high-yield corporate securities, particularly through the PIMCO High Yield Fund, detracted from performance, though tactically changing the amount of exposure at opportune times during the year somewhat mitigated this impact.

»	Significant exposure to short-term strategies, particularly through the PIMCO Floating Income Fund, detracted from performance.

»	Exposure to Real Estate Investment Trusts, through the PIMCO RealEstateRealReturn Strategy Fund, detracted from returns, though the total exposure was negligible.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007		12/31/2006		12/31/2005		04/30/2004-12/31/2004

Advisor Class
Net asset value beginning of year or period	$11.68		$11.82		$11.64		$10.59
Net investment income (a)	0.96		1.05		1.63		0.52
Net realized/unrealized gain (loss) on investments	(0.02)		(0.53)		(0.93)		0.87
Total income from investment operations	0.94		0.52		0.70		1.39
Dividends from net investment income	(0.88)		(0.63)		(0.48)		(0.33)
Distributions from net realized capital gains	0.00		(0.03)		(0.04)		(0.01)
Total distributions	(0.88)		(0.66)		(0.52)		(0.34)
Net asset value end of year or period	$11.74		$11.68		$11.82		$11.64
Total return	8.19%		4.56%		6.03%		13.18%
Net assets end of year or period (000s)	$1,124,287		$501,498		$7,461		$11
Ratio of expenses to average net assets	0.655	%(b)(e)	0.685	%(b)(d)	0.70	%(b)	0.67	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.655	%(b)(e)	0.685	%(b)(d)	0.70	%(b)	0.67	%*(b)(c)
Ratio of net investment income to average net assets	7.90%		8.84%		13.67%		6.96	%*
Portfolio turnover rate	101%		66%		75%		93%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding underlying Funds' expenses in which the Portfolio invests.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

(d) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

(e) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.675%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments in Affiliates, at value	$1,422,391
Repurchase agreements, at value	1,877
Receivable for investments sold	10,805
Receivable for Portfolio shares sold	784
Interest and dividends receivable	4,932
Manager reimbursement receivable	18
Other assets	2
1,440,809

Liabilities:
Payable for investments purchased	$17,257
Payable for Portfolio shares redeemed	115
Accrued investment advisory fee	200
Accrued administrative fee	286
Accrued distribution fee	233
Accrued servicing fee	31
18,122

Net Assets	$1,422,687

Net Assets Consist of:
Paid in capital	$1,424,269
Undistributed net investment income	45
Accumulated undistributed net realized (loss)	(2,398)
Net unrealized appreciation	771
$1,422,687

Net Assets:
Institutional Class	$373
Administrative Class	255,691
Advisor Class	1,124,287
Class M	42,336

Shares Issued and Outstanding:
Institutional Class	32
Administrative Class	21,815
Advisor Class	95,742
Class M	3,604

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.74
Administrative Class	11.72
Advisor Class	11.74
Class M	11.75

Cost of Investments in Affiliates Owned	$1,421,620
Cost of Repurchase Agreements Owned	$1,877

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$165
Dividends from Affiliate investments	92,427
Total Income	92,592

Expenses:
Investment advisory fees	1,951
Administrative fees	2,787
Servicing fees – Administrative Class	378
Distribution and/or servicing fees – Advisor Class	2,038
Distribution and/or servicing fees – Class M	213
Interest expense	2
Total Expenses	7,369
Reimbursement by Manager	(265)
Net Expenses	7,104

Net Investment Income	85,488

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,642
Net capital gain distributions received from Underlying Funds	2,151
Net change in unrealized (depreciation) on affiliate investments	(213)
Net Gain	3,580

Net Increase in Net Assets Resulting from Operations	$89,068

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$85,488	$32,372
Net realized gain (loss) on affiliate investments	1,642	(7,977)
Net capital gain distributions received from Underlying Funds	2,151	2,277
Net change in unrealized appreciation (depreciation) on affiliate investments	(213)	3,148
Net increase resulting from operations	89,068	29,820

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(2)
Administrative Class	(18,965)	(13,550)
Advisor Class	(70,381)	(15,816)
Class M	(3,147)	(3,041)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(622)
Advisor Class	0	(1,205)
Class M	0	(139)

Total Distributions	(92,518)	(34,375)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	378	73
Administrative Class	51,678	60,956
Advisor Class	723,809	485,456
Class M	7,920	15,354
Issued as reinvestment of distributions
Institutional Class	25	3
Administrative Class	18,965	14,172
Advisor Class	70,381	17,022
Class M	3,147	3,180
Cost of shares redeemed
Institutional Class	(102)	0
Administrative Class	(66,423)	(72,158)
Advisor Class	(167,189)	(7,990)
Class M	(24,028)	(30,245)
Net increase resulting from Portfolio share transactions	618,561	485,823

Total Increase in Net Assets	615,111	481,268

Net Assets:
Beginning of year	807,576	326,308
End of year*	$1,422,687	$807,576

*Including undistributed net investment income of:	$45	$7,074

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2007

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.0%
CommodityRealReturn Strategy Fund®	2,979,779	$48,362
Convertible Fund	3,070,005	42,857
Developing Local Markets Fund	10,637,845	112,336
Diversified Income Fund	5,720,615	62,126
Emerging Local Bond Fund	9,657,540	94,644
Emerging Markets Bond Fund	5,874,970	62,745
Floating Income Fund	29,671,568	291,968
Foreign Bond Fund (Unhedged)	2,201,091	23,133
Fundamental IndexPLUSTM Fund	3,323,595	35,297
Fundamental IndexPLUSTM TR Fund	3,963,675	40,786
Global Bond Fund (Unhedged)	1,623,574	16,512
GNMA Fund	1,172,126	13,116
High Yield Fund	5,862,409	55,927
Income Fund	2,037,420	20,537
International StocksPLUS® TR Strategy Fund (Unhedged)	695,592	7,123

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	3,368,830	$40,628
Long-Term U.S. Government Fund	2,249,850	24,816
Low Duration Fund	10,454,894	105,699
Mortage-Backed Securities Fund	1,972,026	21,298
Real Return Asset Fund	11,344,951	130,807
Real Return Fund	7,488,076	82,069
RealEstateRealReturn Strategy Fund	1,839,610	10,339
Short-Term Fund	1,252,298	12,373
Small Cap StocksPLUS® TR Strategy Fund	182,847	1,817
StocksPLUS® Fund	114,015	1,290
StocksPLUS® Total Return Fund	565,856	6,236
Total Return Fund	5,383,560	57,550

Total PIMCO Funds (Cost $1,421,620)		1,422,391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	$1,877	$1,877

(Dated 12/31/2007. Collateralized by Fannie Mae 6.060% due 06/06/2017 valued at $1,919. Repurchase proceeds are $1,877.)
Total Short-Term Instruments (Cost $1,877)		1,877

Total Investments 100.1% (Cost $1,423,497)		$1,424,268

Other Assets and Liabilities (Net) (0.1%)		(1,581)

Net Assets 100.0%		$1,422,687

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2007	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS® and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to

10	PIMCO Variable Insurance Trust

December 31, 2007

sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2007, the amount was $265,017. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $265,017.

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2007 (amounts in thousands):

Underlying Funds	Market Value 12/31/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2007	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,351	$43,901	$1,992	$(237)	$42,857	$502	$(24)
Developing Local Markets Fund	92,781	119,302	100,246	218	112,336	16,177	2,922
Diversified Income Fund	10,826	68,314	15,680	(1,120)	62,126	2,753	(317)
Emerging Local Bond Fund	0	194,142	100,326	(1,505)	94,644	14,135	2,333
Emerging Markets Bond Fund	32,346	55,654	23,315	(1,207)	62,745	2,524	128
Floating Income Fund	223,808	378,698	293,388	(12,088)	291,968	20,702	(2,632)
Foreign Bond Fund (Unhedged)	877	27,969	5,510	(4)	23,133	656	(175)
Fundamental IndexPLUSTM Fund	21,485	21,266	6,016	(2,099)	35,297	1,892	121
Fundamental IndexPLUSTM TR Fund	29,493	26,944	15,611	(827)	40,786	2,521	(136)
Global Bond Fund (Unhedged)	0	21,472	4,516	(311)	16,512	378	(133)
GNMA Fund	2,815	12,991	2,848	201	13,116	365	(28)
High Yield Fund	25,812	54,823	25,012	607	55,927	2,410	186
Income Fund	0	20,376	59	220	20,537	369	(1)
International StocksPLUS® TR Strategy Fund (Unhedged)	1,138	8,369	2,339	(175)	7,123	532	111
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	29,781	19,275	8,264	187	40,628	1,374	(399)
Long-Term U.S. Government Fund	10,595	105,614	94,046	1,996	24,816	1,390	686
Low Duration Fund	20,641	123,980	38,734	104	105,699	1,688	(246)
Mortgage-Back Securities Fund (formerly Total Return Mortgage Fund)	3,782	23,694	6,486	382	21,298	881	(92)
Real Return Asset Fund	99,339	187,000	165,750	8,941	130,807	8,394	1,753
Real Return Fund	51,460	78,706	50,363	1,757	82,069	4,892	(224)
RealEstateRealReturn Strategy Fund	2,066	10,295	707	(1,408)	10,339	823	(135)
Short-Term Fund	3,622	13,646	4,819	(56)	12,373	309	(20)
Small Cap StocksPLUS® TR Fund	0	3,859	1,888	(152)	1,817	80	(2)
StocksPLUS® Fund	1,719	20,089	20,664	54	1,290	113	139
StocksPLUS® Total Return Fund	6,570	22,191	22,320	(461)	6,236	959	34
Total Return Fund	18,875	57,760	19,113	479	57,550	1,204	(489)
CommodityRealReturn Strategy Fund®	115,847	22,181	98,566	7,275	48,362	4,404	(1,718)
Totals	$807,029	$1,742,511	$1,128,578	$771	$1,422,391	$92,427	$1,642

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,742,511	$1,128,578

12	PIMCO Variable Insurance Trust

December 31, 2007

7.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	32	$378	6	$73
Administrative Class	4,334	51,678	5,177	60,956
Advisor Class	60,885	723,809	41,500	485,456
Class M	667	7,920	1,306	15,354
Issued as reinvestment of distributions
Institutional Class	2	25	0	3
Administrative Class	1,616	18,965	1,218	14,172
Advisor Class	5,992	70,381	1,455	17,022
Class M	268	3,147	273	3,180
Cost of shares redeemed
Institutional Class	(8)	(102)	0	0
Administrative Class	(5,633)	(66,423)	(6,181)	(72,158)
Advisor Class	(14,045)	(167,189)	(676)	(7,990)
Class M	(2,032)	(24,028)	(2,587)	(30,245)
Net increase resulting from Portfolio share transactions	52,078	$618,561	41,491	$485,823

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	92	*
Advisor Class	3	98
Class M	4	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

In October 2007 the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York.

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

The plaintiff alleges that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserts that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint seeks to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing is alleged against the PIMCO High Yield Fund.

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$ 992	$ 4,217	$ (6,791)	$ 0	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$ 1,431,059	$ 22,421	$ (29,212)	$ (6,791)

(2) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 92,518	$ 0	$ 0
12/31/2006	32,909	1,467	0

(3) Includes short-term capital gains, if any, distributed.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	15

Federal Income Tax Information (Unaudited)

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

All Asset Portfolio	0.28%

16	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	17

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

18	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

20	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | M

Semiannual Report June 30, 2007

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividend risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

PIMCO Funds Allocation*

Floating Income Fund	20.5%
Real Return Asset Fund	9.2%
Developing Local Markets Fund	7.9%
Low Duration Fund	7.4%
Emerging Local Bond Fund	6.6%
Real Return Fund	5.8%
Other	42.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (04/30/04)
PIMCO All Asset Portfolio Class M	8.00%	8.46%
Lehman Brothers U.S. TIPS: 1-10 Year Index±	11.45%	5.67%
CPI + 500 Basis Points±±	9.39%	8.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.485% for Class M shares.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor, Bureau of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,051.08	$1,020.87
Expenses Paid During Period†	$4.45	$4.38

† Expenses are equal to the Portfolio’s Class M net annualized expense ratio of 0.855%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.855% reflects net annualized expense after application of an expense waiver of 0.02%. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses attributable to Advisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset and PIMCO All Asset All Authority Funds.

»	Significant exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS posted strong gains over the period.

»	An allocation to commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, added to performance.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, added to performance as the U.S. dollar generally weakened versus the currencies of emerging market countries.

»

Allocations to high-yield corporate securities, particularly through the PIMCO High Yield Fund, detracted from performance, though tactically changing the amount of exposure at opportune times during the year somewhat mitigated this impact.

»	Significant exposure to short-term strategies, particularly through the PIMCO Floating Income Fund, detracted from performance.

»	Exposure to Real Estate Investment Trusts, through the PIMCO RealEstateRealReturn Strategy Fund, detracted from returns, though the total exposure was negligible.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007		12/31/2006		12/31/2005		04/30/2004-12/31/2004

Class M
Net asset value beginning of year or period	$11.68		$11.80		$11.60		$10.59
Net investment income (a)	0.78		0.57		0.85		0.96
Net realized/unrealized gain (loss) on investments	0.13		(0.07)		(0.16)		0.39
Total income from investment operations	0.91		0.50		0.69		1.35
Dividends from net investment income	(0.84)		(0.59)		(0.45)		(0.33)
Distributions from net realized capital gains	0.00		(0.03)		(0.04)		(0.01)
Total distributions	(0.84)		(0.62)		(0.49)		(0.34)
Net asset value end of year or period	$11.75		$11.68		$11.80		$11.60
Total return	8.00%		4.36%		5.94%		12.85%
Net assets end of year or period (000s)	$42,336		$54,928		$67,365		$18,345
Ratio of expenses to average net assets	0.855	%(b)(e)	0.885	%(b)(d)	0.89	%(b)(c)	0.87	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.855	%(b)(e)	0.885	%(b)(d)	0.89	%(b)(c)	0.87	%*(b)(c)
Ratio of net investment income to average net assets	6.41%		4.84%		7.16%		12.66	%*
Portfolio turnover rate	101%		66%		75%		93%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding underlying Funds' expenses in which the Portfolio invests.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.

(d) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

(e) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.875%.

See Accompanying Notes	Annual Report	December 31 2007	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments in Affiliates, at value	$1,422,391
Repurchase agreements, at value	1,877
Receivable for investments sold	10,805
Receivable for Portfolio shares sold	784
Interest and dividends receivable	4,932
Manager reimbursement receivable	18
Other assets	2
1,440,809

Liabilities:
Payable for investments purchased	$17,257
Payable for Portfolio shares redeemed	115
Accrued investment advisory fee	200
Accrued administrative fee	286
Accrued distribution fee	233
Accrued servicing fee	31
18,122

Net Assets	$1,422,687

Net Assets Consist of:
Paid in capital	$1,424,269
Undistributed net investment income	45
Accumulated undistributed net realized (loss)	(2,398)
Net unrealized appreciation	771
$1,422,687

Net Assets:
Institutional Class	$373
Administrative Class	255,691
Advisor Class	1,124,287
Class M	42,336

Shares Issued and Outstanding:
Institutional Class	32
Administrative Class	21,815
Advisor Class	95,742
Class M	3,604

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.74
Administrative Class	11.72
Advisor Class	11.74
Class M	11.75

Cost of Investments in Affiliates Owned	$1,421,620
Cost of Repurchase Agreements Owned	$1,877

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$165
Dividends from Affiliate investments	92,427
Total Income	92,592

Expenses:
Investment advisory fees	1,951
Administrative fees	2,787
Servicing fees – Administrative Class	378
Distribution and/or servicing fees – Advisor Class	2,038
Distribution and/or servicing fees – Class M	213
Interest expense	2
Total Expenses	7,369
Reimbursement by Manager	(265)
Net Expenses	7,104

Net Investment Income	85,488

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,642
Net capital gain distributions received from Underlying Funds	2,151
Net change in unrealized (depreciation) on affiliate investments	(213)
Net Gain	3,580

Net Increase in Net Assets Resulting from Operations	$89,068

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$85,488	$32,372
Net realized gain (loss) on affiliate investments	1,642	(7,977)
Net capital gain distributions received from Underlying Funds	2,151	2,277
Net change in unrealized appreciation (depreciation) on affiliate investments	(213)	3,148
Net increase resulting from operations	89,068	29,820

Distributions to Shareholders:
From net investment income
Institutional Class	(25)	(2)
Administrative Class	(18,965)	(13,550)
Advisor Class	(70,381)	(15,816)
Class M	(3,147)	(3,041)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(622)
Advisor Class	0	(1,205)
Class M	0	(139)

Total Distributions	(92,518)	(34,375)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	378	73
Administrative Class	51,678	60,956
Advisor Class	723,809	485,456
Class M	7,920	15,354
Issued as reinvestment of distributions
Institutional Class	25	3
Administrative Class	18,965	14,172
Advisor Class	70,381	17,022
Class M	3,147	3,180
Cost of shares redeemed
Institutional Class	(102)	0
Administrative Class	(66,423)	(72,158)
Advisor Class	(167,189)	(7,990)
Class M	(24,028)	(30,245)
Net increase resulting from Portfolio share transactions	618,561	485,823

Total Increase in Net Assets	615,111	481,268

Net Assets:
Beginning of year	807,576	326,308
End of year*	$1,422,687	$807,576

*Including undistributed net investment income of:	$45	$7,074

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2007

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.0%
CommodityRealReturn Strategy Fund®	2,979,779	$48,362
Convertible Fund	3,070,005	42,857
Developing Local Markets Fund	10,637,845	112,336
Diversified Income Fund	5,720,615	62,126
Emerging Local Bond Fund	9,657,540	94,644
Emerging Markets Bond Fund	5,874,970	62,745
Floating Income Fund	29,671,568	291,968
Foreign Bond Fund (Unhedged)	2,201,091	23,133
Fundamental IndexPLUSTM Fund	3,323,595	35,297
Fundamental IndexPLUSTM TR Fund	3,963,675	40,786
Global Bond Fund (Unhedged)	1,623,574	16,512
GNMA Fund	1,172,126	13,116
High Yield Fund	5,862,409	55,927
Income Fund	2,037,420	20,537
International StocksPLUS® TR Strategy Fund (Unhedged)	695,592	7,123

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	3,368,830	$40,628
Long-Term U.S. Government Fund	2,249,850	24,816
Low Duration Fund	10,454,894	105,699
Mortage-Backed Securities Fund	1,972,026	21,298
Real Return Asset Fund	11,344,951	130,807
Real Return Fund	7,488,076	82,069
RealEstateRealReturn Strategy Fund	1,839,610	10,339
Short-Term Fund	1,252,298	12,373
Small Cap StocksPLUS® TR Strategy Fund	182,847	1,817
StocksPLUS® Fund	114,015	1,290
StocksPLUS® Total Return Fund	565,856	6,236
Total Return Fund	5,383,560	57,550

Total PIMCO Funds (Cost $1,421,620)		1,422,391

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	$1,877	$1,877

(Dated 12/31/2007. Collateralized by Fannie Mae 6.060% due 06/06/2017 valued at $1,919. Repurchase proceeds are $1,877.)
Total Short-Term Instruments (Cost $1,877)		1,877

Total Investments 100.1% (Cost $1,423,497)		$1,424,268

Other Assets and Liabilities (Net) (0.1%)		(1,581)

Net Assets 100.0%		$1,422,687

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2007	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS® and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to

10	PIMCO Variable Insurance Trust

December 31, 2007

sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2007, the amount was $265,017. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $265,017.

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2007 (amounts in thousands):

Underlying Funds	Market Value 12/31/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2007	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,351	$43,901	$1,992	$(237)	$42,857	$502	$(24)
Developing Local Markets Fund	92,781	119,302	100,246	218	112,336	16,177	2,922
Diversified Income Fund	10,826	68,314	15,680	(1,120)	62,126	2,753	(317)
Emerging Local Bond Fund	0	194,142	100,326	(1,505)	94,644	14,135	2,333
Emerging Markets Bond Fund	32,346	55,654	23,315	(1,207)	62,745	2,524	128
Floating Income Fund	223,808	378,698	293,388	(12,088)	291,968	20,702	(2,632)
Foreign Bond Fund (Unhedged)	877	27,969	5,510	(4)	23,133	656	(175)
Fundamental IndexPLUSTM Fund	21,485	21,266	6,016	(2,099)	35,297	1,892	121
Fundamental IndexPLUSTM TR Fund	29,493	26,944	15,611	(827)	40,786	2,521	(136)
Global Bond Fund (Unhedged)	0	21,472	4,516	(311)	16,512	378	(133)
GNMA Fund	2,815	12,991	2,848	201	13,116	365	(28)
High Yield Fund	25,812	54,823	25,012	607	55,927	2,410	186
Income Fund	0	20,376	59	220	20,537	369	(1)
International StocksPLUS® TR Strategy Fund (Unhedged)	1,138	8,369	2,339	(175)	7,123	532	111
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	29,781	19,275	8,264	187	40,628	1,374	(399)
Long-Term U.S. Government Fund	10,595	105,614	94,046	1,996	24,816	1,390	686
Low Duration Fund	20,641	123,980	38,734	104	105,699	1,688	(246)
Mortgage-Back Securities Fund (formerly Total Return Mortgage Fund)	3,782	23,694	6,486	382	21,298	881	(92)
Real Return Asset Fund	99,339	187,000	165,750	8,941	130,807	8,394	1,753
Real Return Fund	51,460	78,706	50,363	1,757	82,069	4,892	(224)
RealEstateRealReturn Strategy Fund	2,066	10,295	707	(1,408)	10,339	823	(135)
Short-Term Fund	3,622	13,646	4,819	(56)	12,373	309	(20)
Small Cap StocksPLUS® TR Fund	0	3,859	1,888	(152)	1,817	80	(2)
StocksPLUS® Fund	1,719	20,089	20,664	54	1,290	113	139
StocksPLUS® Total Return Fund	6,570	22,191	22,320	(461)	6,236	959	34
Total Return Fund	18,875	57,760	19,113	479	57,550	1,204	(489)
CommodityRealReturn Strategy Fund®	115,847	22,181	98,566	7,275	48,362	4,404	(1,718)
Totals	$807,029	$1,742,511	$1,128,578	$771	$1,422,391	$92,427	$1,642

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,742,511	$1,128,578

12	PIMCO Variable Insurance Trust

December 31, 2007

7.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	32	$378	6	$73
Administrative Class	4,334	51,678	5,177	60,956
Advisor Class	60,885	723,809	41,500	485,456
Class M	667	7,920	1,306	15,354
Issued as reinvestment of distributions
Institutional Class	2	25	0	3
Administrative Class	1,616	18,965	1,218	14,172
Advisor Class	5,992	70,381	1,455	17,022
Class M	268	3,147	273	3,180
Cost of shares redeemed
Institutional Class	(8)	(102)	0	0
Administrative Class	(5,633)	(66,423)	(6,181)	(72,158)
Advisor Class	(14,045)	(167,189)	(676)	(7,990)
Class M	(2,032)	(24,028)	(2,587)	(30,245)
Net increase resulting from Portfolio share transactions	52,078	$618,561	41,491	$485,823

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	92	*
Advisor Class	3	98
Class M	4	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

In October 2007 the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York.

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

The plaintiff alleges that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserts that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint seeks to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing is alleged against the PIMCO High Yield Fund.

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$ 992	$ 4,217	$ (6,791)	$ 0	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$ 1,431,059	$ 22,421	$ (29,212)	$ (6,791)

(2) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 92,518	$ 0	$ 0
12/31/2006	32,909	1,467	0

(3) Includes short-term capital gains, if any, distributed.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Class M Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class M present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Class M in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

All Asset Portfolio	0.28%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	17

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

18	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

20	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

CommodityRealReturn™ Strategy Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the CommodityRealReturn™ Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2	PIMCO Variable Insurance Trust

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO CommodityRealReturn™ Strategy Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Treasury Obligations	48.3%
U.S. Government Agencies	24.6%
Commodity Index- Linked Notes	9.8%
Short-Term Instruments	8.2%
Corporate Bonds & Notes	3.9%
Other	5.2%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (06/30/04)
PIMCO CommodityRealReturn™ Strategy Portfolio Administrative Class	23.24%	12.58%
Dow Jones-AIG Commodity Total Return Index±	16.23%	11.60%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.92% for Administrative Class shares.

± Dow Jones-AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,200.06	$1,020.16
Expenses Paid During Period†	$5.55	$5.09

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 1.00% reflect net annualized expenses after application of an expense waiver of 0.06%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities gained 16.23% during the period as measured by the Fund’s benchmark index, the Dow Jones-AIG Commodity Total Return Index, which enhanced the Portfolio’s total return performance. The grains and petroleum sectors contributed to performance, while the livestock and industrial metals sectors weighed on gains.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, added to performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-AIG Commodity Total Return Index.

»	Positioning for a steeper U.S. nominal yield curve added to performance as the two-year U.S. Treasury yield declined more than the 30-year yield over the period.

»	A U.K. nominal yield curve steepening bias added to performance as the two-year U.K. Gilt yield declined, while the 30-year yield rose over the period.

»	An emphasis on nominal bonds in Europe versus inflation-linked bonds (“ILBs”) detracted from performance as most ILBs outperformed their nominal counterparts in the region.

»	Holdings of U.S. mortgage-backed securities detracted from performance as they underperformed like-duration U.S. Treasuries.

»	Exposure to U.S. corporate securities detracted from performance as the sector underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn™ Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2007		12/31/2006	12/31/2005	06/30/2004-12/31/2004

Administrative Class
Net asset value beginning of year or period	$11.31		$12.25	$10.49	$10.00
Net investment income (a)	0.47		0.42	0.35	0.07
Net realized/unrealized gain (loss) on investments	2.11		(0.80)	1.64	0.58
Total income (loss) from investment operations	2.58		(0.38)	1.99	0.65
Dividends from net investment income	(0.54)		(0.51)	(0.22)	0.00
Distributions from net realized capital gains	0.00		(0.05)	(0.01)	(0.16)
Total distributions	(0.54)		(0.56)	(0.23)	(0.16)
Net asset value end of year or period	$13.35		$11.31	$12.25	$10.49
Total return	23.24%		(3.10)%	19.08%	6.51%
Net assets end of year or period (000s)	$287,125		$180,810	$106,943	$3,358
Ratio of expenses to average net assets	0.93	%(c)	0.93%	0.89%	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.87	%(d)	0.93%	0.89%	0.89	%*(b)
Ratio of net investment income to average net assets	3.90%		3.48%	2.92%	1.36	%*
Portfolio turnover rate	856%		993%	1,415%	700%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.58%.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.00%.

(d) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.94%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Consolidated Statement of Assets and Liabilities  CommodityRealReturn™ Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$590,672
Repurchase agreements, at value	21,317
Cash	917
Deposits with brokers for open futures contracts	1,205
Foreign currency, at value	1,574
Receivable for investments sold	57,730
Receivable for Portfolio shares sold	6,971
Interest and dividends receivable	2,695
Variation margin receivable	59
Swap premiums paid	1,208
Unrealized appreciation on foreign currency contracts	921
Unrealized appreciation on swap agreements	1,420
Other assets	14
686,703

Liabilities:
Payable for the reverse repurchase agreements	$9,025
Payable for investments purchased on a delayed-delivery basis	295,118
Payable for Portfolio shares redeemed	112
Payable for short sales	54,514
Written options outstanding	1,920
Accrued investment advisory fee	129
Accrued administrative fee	64
Accrued distribution fee	6
Accrued servicing fee	37
Variation margin payable	171
Recoupment payable to Manager	5
Swap premiums received	1,566
Unrealized depreciation on foreign currency contracts	117
Unrealized depreciation on swap agreements	2,423
Other liabilities	517
365,724

Net Assets	$320,979

Net Assets Consist of:
Paid in capital	$288,280
Undistributed net investment income	12,259
Accumulated undistributed net realized (loss)	(597)
Net unrealized appreciation	21,037
$320,979

Net Assets:
Administrative Class	$287,125
Advisor Class	33,854

Shares Issued and Outstanding:
Administrative Class	21,513
Advisor Class	2,536

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.35
Advisor Class	13.35

Cost of Investments Owned	$570,786
Cost of Repurchase Agreements Owned	$21,317
Cost of Foreign Currency Held	$1,569
Proceeds Received on Short Sales	$54,392
Premiums Received on Written Options	$1,341

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn™ Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$11,429
Miscellaneous income	10
Total Income	11,439

Expenses:
Investment advisory fees	1,247
Administrative fees	626
Servicing fees – Administrative Class	329
Distribution and/or servicing fees – Advisor Class	40
Trustees’ fees	4
Interest expense	142
Miscellaneous expense	5
Total Expenses	2,393
Reimbursement by Manager	(177)
Net Expenses	2,216

Net Investment Income	9,223

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	12,566
Net realized gain on futures contracts, written options and swaps	5,851
Net realized (loss) on foreign currency transactions	(634)
Net change in unrealized appreciation on investments	24,096
Net change in unrealized appreciation on futures contracts, written options and swaps	1,360
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	890
Net Gain	44,129

Net Increase in Net Assets Resulting from Operations	$53,352

See Accompanying Notes	Annual Report	December 31, 2007	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn™ Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$9,223	$5,377
Net realized gain (loss)	17,783	(5,027)
Net change in unrealized appreciation (depreciation)	26,346	(4,505)
Net increase (decrease) resulting from operations	53,352	(4,155)

Distributions to Shareholders:
From net investment income
Administrative Class	(10,503)	(7,218)
Advisor Class	(925)	(176)
From net realized capital gains
Administrative Class	0	(705)
Advisor Class	0	(23)

Total Distributions	(11,428)	(8,122)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	117,479	138,795
Advisor Class	26,846	7,074
Issued as reinvestment of distributions
Administrative Class	10,503	7,849
Advisor Class	925	199
Cost of shares redeemed
Administrative Class	(60,212)	(60,877)
Advisor Class	(3,380)	(812)
Net increase resulting from Portfolio share transactions	92,161	92,228

Total Increase in Net Assets	134,085	79,951

Net Assets:
Beginning of year	186,894	106,943
End of year*	$320,979	$186,894

*Including undistributed net investment income of:	$12,259	$3,869

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturnTM Strategy Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Daimler Finance North America LLC
9.000% due 08/03/2012	$1,197	$1,154

Total Bank Loan Obligations (Cost $1,137)		1,154

CORPORATE BONDS & NOTES 7.4%

BANKING & FINANCE 6.0%
American Express Bank FSB
6.000% due 09/13/2017	600	604

American Express Centurion Bank
6.000% due 09/13/2017	500	504

American Express Credit Corp.
5.285% due 03/02/2009	800	798

Atlantic & Western Re Ltd.
11.481% due 01/09/2009	300	303

Bank of America Corp.
5.055% due 02/17/2009	900	901

Barclays Bank PLC
5.450% due 09/12/2012	1,400	1,436
7.434% due 09/29/2049	200	208

Bear Stearns Cos., Inc.
6.950% due 08/10/2012	600	618

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	92

CIT Group Holdings, Inc.
5.134% due 01/30/2009	900	846

Citigroup Funding, Inc.
4.896% due 04/23/2009	1,000	994

Citigroup, Inc.
4.872% due 12/28/2009	800	786

Credit Agricole S.A.
5.053% due 05/28/2009	1,100	1,101

General Electric Capital Corp.
5.172% due 12/12/2008	100	100

Goldman Sachs Group, Inc.
4.924% due 12/23/2008	900	898
4.974% due 12/22/2008	1,000	997
6.750% due 10/01/2037	1,600	1,573

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027	100	102

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (k)	1,000	980

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	500	509

Morgan Stanley
5.006% due 02/09/2009	900	889

Mystic Re Ltd.
15.081% due 06/07/2011	500	527

Rabobank Nederland
5.262% due 01/15/2009	100	100

Residential Reinsurance 2007 Ltd.
12.374% due 06/07/2010	500	516

Rockies Express Pipeline LLC
5.776% due 08/20/2009	1,200	1,201

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	700	703

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Spinnaker Capital Ltd.
16.491% due 06/15/2008	$300	$313

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	200	200

Wachovia Bank N.A.
5.194% due 12/02/2010	400	397

		19,196

INDUSTRIALS 0.7%
Caesars Entertainment, Inc.
8.875% due 09/15/2008	300	312

Kraft Foods, Inc.
6.000% due 02/11/2013	250	257

Mandalay Resort Group
6.500% due 07/31/2009	1,000	1,005

Weyerhaeuser Co.
5.884% due 09/24/2009	600	602

		2,176

UTILITIES 0.7%
AT&T, Inc.
4.978% due 02/05/2010	900	892

BellSouth Corp.
4.240% due 04/26/2021	1,100	1,096

NGPL Pipe Co. LLC
6.514% due 12/15/2012	300	305

		2,293

Total Corporate Bonds & Notes (Cost $23,569)		23,665

CONVERTIBLE BONDS & NOTES 0.4%
Chesapeake Energy Corp.
2.500% due 05/15/2037	1,200	1,340

Total Convertible Bonds & Notes (Cost $1,209)		1,340

MUNICIPAL BONDS & NOTES 0.1%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	200	191

West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	96

Total Municipal Bonds & Notes (Cost $288)		287

COMMODITY INDEX-LINKED NOTES 18.7%

DOW JONES-AIG COMMODITY INDEX 6.3%
Morgan Stanley
4.765% due 02/06/2008 (k)	13,000	19,125

Swiss Re Treasury US Corp.
0.000% due 01/07/2009	1,000	1,093

		20,218

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DOW JONES-AIG COMMODITY INDEX TOTAL RETURN 12.4%
Calyon Financial, Inc.
5.024% due 08/16/2008	$3,000	$3,692

Commonwealth Bank of Australia
4.831% due 09/30/2008	3,000	4,286

Credit Suisse NY
5.255% due 01/14/2008 (k)	5,300	8,097

Eksportfinans ASA
4.692% due 06/18/2008	3,500	4,196

Landesbank Baden-Wurttemberg
4.904% due 11/25/2008	3,500	3,774

Merrill Lynch & Co., Inc.
5.360% due 03/24/2008	2,000	2,696

Natixis Financial Products, Inc.
4.696% due 05/09/2008	4,000	4,952

Svensk ExportKredit AB
4.979% due 05/19/2008	2,000	2,383

UBS AG
5.410% due 03/12/2008	4,000	5,607

		39,683

Total Commodity Index-Linked Notes (Cost $44,300)		59,901

U.S. GOVERNMENT AGENCIES 47.0%
Fannie Mae
4.186% due 11/01/2034	229	232
4.669% due 05/25/2035	300	303
5.000% due 01/01/2037 - 04/01/2037	1,785	1,742
5.215% due 05/25/2042	23	22
5.500% due 09/01/2035 - 11/01/2037	63,816	63,755
5.500% due 04/01/2037 - 12/01/2037 (f)	15,747	15,731
5.950% due 02/25/2044	116	116
6.000% due 07/01/2022 - 11/01/2037	16,550	16,838
6.063% due 03/01/2044 - 10/01/2044	491	492

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	95	94
4.500% due 05/15/2017	62	62
4.539% due 01/01/2034	43	43
5.000% due 02/15/2020 - 02/01/2036	1,383	1,372
5.125% due 08/25/2031	5	5
5.178% due 07/15/2019 - 10/15/2020	4,178	4,162
5.258% due 02/15/2019	3,721	3,703
5.500% due 05/15/2016 - 05/01/2037	9,627	9,621
6.000% due 11/01/2028 - 11/01/2037	23,597	23,955
6.063% due 02/25/2045	259	259
6.695% due 10/01/2036	2,079	2,135
6.718% due 09/01/2036	1,899	1,938
6.767% due 07/01/2036	1,710	1,747

Ginnie Mae
5.500% due 07/15/2037 (f)	795	801
5.500% due 09/15/2037	199	201
6.500% due 02/15/2031 - 01/15/2037	433	448
6.500% due 08/15/2037 (f)	881	910

Total U.S. Government Agencies (Cost $148,607)		150,687

See Accompanying Notes	Annual Report	December 31, 2007	9

Consolidated Schedule of Investments  CommodityRealReturnTM Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 92.1%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$19,740	$19,680
1.625% due 01/15/2015	550	553
1.875% due 07/15/2013	4,691	4,835
1.875% due 07/15/2015	11,668	11,897
2.000% due 04/15/2012	6,730	6,977
2.000% due 01/15/2014	10,008	10,340
2.000% due 07/15/2014	11,705	12,098
2.000% due 01/15/2016	23,186	23,802
2.000% due 01/15/2026	19,057	18,986
2.375% due 04/15/2011	18,629	19,424
2.375% due 01/15/2017	15,005	15,838
2.375% due 01/15/2025	27,859	29,256
2.375% due 01/15/2027	21,048	22,265
2.625% due 07/15/2017	23,421	25,278
3.000% due 07/15/2012	12,854	13,925
3.625% due 04/15/2028	12,862	16,299
3.875% due 01/15/2009	13,579	13,985
3.875% due 04/15/2029	6,647	8,797
4.250% due 01/15/2010	12,488	13,328

U.S. Treasury Notes
4.625% due 02/29/2012	7,800	8,188

Total U.S. Treasury Obligations (Cost $294,426)		295,751

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Large Loan, Inc.
5.538% due 08/15/2029	1,300	1,298

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	799	789
4.550% due 08/25/2035	438	431
4.876% due 01/25/2035	1,723	1,723

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	705	700

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	1,044	1,033
5.684% due 01/26/2036	946	938

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	234	230
4.700% due 12/25/2035	398	391
4.748% due 08/25/2035	223	220

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 11/19/2033	32	31

First Horizon Alternative Mortgage Securities
4.728% due 06/25/2034	47	47

Greenpoint Mortgage Funding Trust
4.945% due 01/25/2047	779	764
5.135% due 11/25/2045	30	28

Harborview Mortgage Loan Trust
5.205% due 03/19/2037	130	122

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	100	99

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	990	955

Residential Accredit Loans, Inc.
6.148% due 09/25/2045	393	382

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	69	68
6.188% due 01/25/2035	37	36

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Structured Asset Mortgage Investments, Inc.
5.295% due 10/19/2034	$51	$50

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	993	951

Total Mortgage-Backed Securities (Cost $11,332)		11,286

ASSET-BACKED SECURITIES 1.9%
Argent Securities, Inc.
4.935% due 04/25/2036	14	14
4.945% due 03/25/2036	9	9

Bear Stearns Asset-Backed Securities Trust
5.065% due 09/25/2034	4	4

Carrington Mortgage Loan Trust
5.103% due 10/25/2035	441	409

Citigroup Mortgage Loan Trust, Inc.
4.925% due 01/25/2037	460	452

Countrywide Asset-Backed Certificates
4.935% due 07/25/2036	12	11
4.995% due 07/25/2036	4	4

First Franklin Mortgage Loan Asset-Backed Certificates
4.905% due 01/25/2038	675	654
4.955% due 01/25/2036	37	37

GSAMP Trust
4.935% due 12/25/2036	601	585

Home Equity Asset Trust
4.945% due 05/25/2036	16	16

HSI Asset Securitization Corp. Trust
4.945% due 12/25/2035	15	15

Indymac Residential Asset-Backed Trust
4.955% due 03/25/2036	19	19

Lehman XS Trust
4.945% due 04/25/2046	84	83
4.945% due 07/25/2046	58	57

Morgan Stanley ABS Capital I
4.915% due 11/25/2036	1,040	997

Nelnet Student Loan Trust
5.174% due 07/25/2016	27	27

Nomura Asset Acceptance Corp.
5.005% due 01/25/2036	15	14

Option One Mortgage Loan Trust
4.915% due 01/25/2037	509	501

SLM Student Loan Trust
5.074% due 07/25/2013	941	941

Specialty Underwriting & Residential Finance
4.925% due 01/25/2038	775	755

Structured Asset Securities Corp.
4.995% due 12/25/2035	16	16

Washington Mutual Asset-Backed Certificates
4.915% due 01/25/2037	605	580

Total Asset-Backed Securities (Cost $6,378)		6,200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.2%
General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,000	$2,011

Japanese Government CPI Linked Bond
0.800% due 12/10/2015	JPY	241,200	2,137
1.100% due 12/10/2016		120,000	1,081
1.200% due 06/10/2017		403,200	3,640

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	145

Svenska Handelsbanken AB
4.910% due 03/16/2015		100	144

United Kingdom Gilt Inflation Linked Bond
2.500% due 05/20/2009	GBP	200	1,054

Total Foreign Currency-Denominated Issues (Cost $9,775)			10,212

SHORT-TERM INSTRUMENTS 15.7%

CERTIFICATES OF DEPOSIT 1.7%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$1,300	1,300

Calyon Financial, Inc.
5.204% due 01/16/2009		800	799

Nordea Bank Finland PLC
5.188% due 12/01/2008		1,100	1,099
5.308% due 04/09/2009		600	599

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008		400	400

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009		900	899

Societe Generale NY
4.815% due 03/26/2008		400	400

			5,496

COMMERCIAL PAPER 4.8%
Abbey National Treasury Services PLC
4.250% due 01/07/2008		900	899

ABN AMRO N.A. Finance
4.700% due 02/01/2008		800	797

Barclays U.S. Funding Corp.
5.100% due 01/25/2008		500	498
5.110% due 01/17/2008		200	200

Caisse d’Amortissement de la Dette Sociale
4.730% due 02/01/2008		800	797

DnB NORBank ASA
5.010% due 01/11/2008		600	599

Freddie Mac
3.000% due 01/02/2008		900	900

Rabobank Financial Co.
3.980% due 01/02/2008		7,100	7,100
3.990% due 01/02/2008		900	900

Royal Bank of Scotland Group PLC
4.750% due 02/04/2008		200	199
4.920% due 01/22/2008		100	100
5.080% due 01/18/2008		600	599

Skandinaviska Enskilda Banken AB
5.125% due 01/11/2008		500	499

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Swedbank AB
4.730% due 02/01/2008	$100	$100
4.920% due 01/24/2008	200	199
5.015% due 01/24/2008	600	598

Unicredito Italiano SpA
5.140% due 01/18/2008	500	499

		15,483

REPURCHASE AGREEMENTS 6.7%
Lehman Brothers, Inc.
1.000% due 01/02/2008	20,300	20,300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% - 3.875% due 01/15/2009 - 01/15/2025 valued at $20,869. Repurchase proceeds are $20,301.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	591	591
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 3.625% due 01/15/2008 valued at $605. Repurchase proceeds are $591.)
3.900% due 01/02/2008	426	426
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 1.625% due 01/15/2015 valued at $436. Repurchase proceeds are $426.)

		21,317

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 2.5%
2.895% due 02/28/2008 - 03/13/2008 (a)(c)(d)(g)	$8,200	$8,150

Total Short-Term Instruments (Cost $50,459)		50,446

PURCHASED OPTIONS (i) 0.3%
(Cost $623)		1,060

Total Investments 190.7% (Cost $592,103)		$611,989

Written Options (j) (0.6%) (Premiums $1,341)		(1,920)

Other Assets and Liabilities (Net) (90.1%)		(289,090)

Net Assets (e) 100.0%		$320,979

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $495 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) Securities with an aggregate market value of $4,771 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $62,232 and derivative instruments with an aggregate depreciation of ($339) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) The average amount of borrowings outstanding during the period ended December 31, 2007 was $21,245 at a weighted average interest rate of 4.910%. On December 31, 2007 securities valued at $9,437 were pledged as collateral for reverse repurchase agreements.

(g) Securities with an aggregate market value of $644 and cash of $1,205 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	78	$52
90-Day Euribor June Futures	Long	06/2009	11	17
90-Day Euribor March Futures	Long	03/2009	13	17
90-Day Euribor September Futures	Short	09/2008	5	3
90-Day Eurodollar December Futures	Long	12/2008	110	354
90-Day Eurodollar June Futures	Long	06/2008	37	90
90-Day Eurodollar June Futures	Long	06/2009	92	307
90-Day Eurodollar March Futures	Short	03/2008	12	(15)
90-Day Eurodollar March Futures	Long	03/2009	311	995
90-Day Eurodollar September Futures	Long	09/2008	5	22
90-Day Eurodollar September Futures	Long	09/2009	65	173
Euro-Bund 10-Year Bond March Futures	Short	03/2008	35	91
U.S. Treasury 5-Year Note March Futures	Short	03/2008	63	(29)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	125	(8)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	343	151
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	15	10
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	121	120
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	23	24
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	64	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	16	17
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	61	70

				$2,456

See Accompanying Notes	Annual Report	December 31, 2007	11

Consolidated Schedule of Investments  CommodityRealReturnTM Strategy Portfolio (Cont.)

(h) Swap agreements outstanding on December 31, 2007:

Commodity Swaps

Counterparty	Type	Commodity Exchange	Pay/Receive Commodity Exchange	Fixed Price Per Unit	Expiration Date	Units	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Long	NYMEX Natural Gas November Futures	Receive	$8	10/28/2009	170	$(38)
JPMorgan Chase & Co.	Long	NYMEX Natural Gas December Futures	Receive	9	11/24/2009	170	39

							$1

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(2)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	7.000%		09/20/2012	$100	$(1)
Bank of America	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.950%	)	12/20/2012	200	3
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	1.400%		09/20/2008	200	(8)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	100	(11)
BNP Paribas Bank	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.390%	)	12/20/2012	100	1
BNP Paribas Bank	Kroger Co. 5.500% due 02/01/2013	Buy	(0.360%	)	12/20/2012	400	0
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.120%		09/20/2012	100	0
Citibank N.A.	Anheuser-Busch Cos., Inc. 5.625% due 10/01/2010	Buy	(0.250%	)	12/20/2012	300	0
Citibank N.A.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	100	(4)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Buy	(5.000%	)	09/20/2012	200	13
Citibank N.A.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.400%	)	12/20/2012	100	1
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	0.970%		06/20/2012	100	(3)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.010%		06/20/2012	300	(8)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.550%		09/20/2012	100	(1)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Buy	(4.250%	)	09/20/2008	100	2
Goldman Sachs & Co.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.529%	)	12/20/2012	300	(2)
Goldman Sachs & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Buy	(1.780%	)	12/20/2012	200	0
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.400%		09/20/2008	600	(20)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	200	(23)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	6.310%		09/20/2012	700	(21)
JPMorgan Chase & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	200	(9)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%		09/20/2012	100	(9)
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.700%		09/20/2012	200	(4)
Lehman Brothers, Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.425%		09/20/2008	400	(17)
Lehman Brothers, Inc.	VF Corp. 8.500% due 10/01/2010	Buy	(0.449%	)	12/20/2012	400	(1)
Morgan Stanley	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	200	(18)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.850%		06/20/2012	100	(2)
Morgan Stanley	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.750%		09/20/2012	200	1
Morgan Stanley	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.800%		09/20/2012	100	1
Morgan Stanley	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.610%	)	12/20/2012	400	(1)
Morgan Stanley	Staples, Inc. 7.375% due 10/01/2012	Buy	(0.700%	)	12/20/2012	300	(1)
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.660%		09/20/2012	100	(2)

							$(144)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	$700	$18
Bank of America	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,000	(1)
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	800	6
Barclays Bank PLC	Dow Jones CDX N.A. IG8 Index	Buy	(0.350%	)	06/20/2012	600	4
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,800	(3)
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	600	14
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Buy	(3.750%	)	12/20/2012	500	12
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	600	3
Goldman Sachs & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,000	(2)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	400	0
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%		12/20/2012	1,700	10
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	900	(2)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	3,100	37
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	520	4
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	3,100	37
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	300	0
UBS Warburg LLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	800	9

							$146

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009	AUD	3,200	$(19)
Barclays Bank PLC	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		400	11
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		800	(14)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		2,500	(42)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	06/15/2010		8,500	(85)
Morgan Stanley	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009		3,200	(19)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		400	12
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,600	(27)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	5,400	(84)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		4,000	(6)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		4,100	(96)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.410%	01/04/2010		1,000	(1)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		4,700	(153)
Bank of America	3-Month Canadian Bank Bill	Pay	5.000%	06/20/2012	CAD	3,200	33
Bank of America	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		2,400	(24)
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		100	(2)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	500	5
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.070%	09/14/2012		700	(9)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.040%	02/21/2011		1,700	1
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.988%	12/15/2011		900	(12)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		4,100	(1)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,400	(65)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.028%	10/15/2011		600	(1)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.973%	12/15/2011		1,200	(17)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		700	(15)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		300	0
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		4,100	(1)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		200	18
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.095%	10/15/2011		1,100	3
UBS Warburg LLC	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		400	3
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		400	1
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	2,800	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	12/19/2009		11,300	57
Barclays Bank PLC	United Kingdom RPI Index	Pay	3.250%	12/14/2017		1,000	7
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	03/20/2018		1,000	(81)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	66
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,600	19
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		600	32
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	03/20/2010		2,500	45
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		500	(11)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	32
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		100	(1)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,000	25
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.183%	12/19/2017		1,600	(2)
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.440%	09/10/2027		200	(2)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017	JPY	230,000	(3)
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		50,000	(1)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		60,000	(1)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		600,000	17
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		130,000	(7)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.330%	02/14/2017	MXN	2,100	(3)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		6,200	(17)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		43,900	(93)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$12,900	13
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		5,000	16
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		28,750	87
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		9,400	16
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		300	0
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		1,800	(151)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		1,800	(175)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		700	17
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		500	2
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		600	(5)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		16,600	21
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		3,800	107
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		20,200	(28)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		2,600	(22)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		2,200	(34)
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		17,000	278

							$(395)

See Accompanying Notes	Annual Report	December 31, 2007	13

Consolidated Schedule of Investments  CommodityRealReturnTM Strategy Portfolio (Cont.)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	06/26/2008	291,613	$(192)
Lehman Brothers, Inc.	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/03/2008	2,777	30
Morgan Stanley	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/03/2008	58,068	183
Morgan Stanley	Short	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/03/2008	96,028	(656)
Morgan Stanley	Long	3-Month U.S. Treasury Bill rate plus a specified spread	S&P GSCI Commodity Index	01/03/2008	14,092	36
Morgan Stanley	Short	3-Month U.S. Treasury Bill rate plus a specified spread	S&P GSCI Commodity Index	01/03/2008	9,564	(24)
Morgan Stanley	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/29/2008	338,819	12

						$(611)

(i) Purchased options outstanding on December 31, 2007:

Options on Commodity Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - OTC NYBEX Sugar March Futures	$12.500	02/12/2010	34	$46	$55
Call - OTC NYMEX Natural Gas December Futures	9.000	11/21/2014	36	286	545

				$332	$600

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$136.000	02/22/2008	47	$1	$1
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	133	3	2
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	63	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	140.000	02/22/2008	27	0	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	142.000	02/22/2008	339	6	5

				$11	$10

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	$6,000	$34	$121
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	1,000	5	21

							$39	$142

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.353	06/26/2008	EUR	1,100	$35	$126
Put - OTC Euro versus U.S. dollar		1.353	06/26/2008		1,100	35	8
Call - OTC Euro versus U.S. dollar		1.392	07/08/2010		1,200	63	112
Put - OTC Euro versus U.S. dollar		1.392	07/08/2010		1,200	63	55
Call - OTC U.S. dollar versus Japanese yen	JPY	111.000	12/01/2008		$1,000	18	7

						$214	$308

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 5.500% due 02/01/2038	$88.250	02/05/2008	$35,000	$4	$0
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	78.094	02/20/2008	10,000	2	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	86.000	01/25/2008	3,800	1	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2016	82.500	01/25/2008	20,000	5	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	87.500	01/22/2008	10,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2017	85.000	02/07/2008	14,000	3	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	74.000	01/25/2008	25,000	6	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2027	93.000	01/22/2008	20,000	2	0
Put - OTC Treasury Inflation Protected Securities 2.625% due 07/15/2017	86.000	02/07/2008	16,100	4	0

				$27	$0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(j) Written options outstanding on December 31, 2007:

Options on Commodity Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC NYBEX Sugar March Futures	$15.000	02/12/2010	34	$24	$32
Call - OTC NYMEX Natural Gas December Futures	12.000	11/21/2014	36	162	377

				$186	$409

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	77	$30	$219
Call - OTC Dow Jones-AIG Commodity Index Total Return Futures	191.000	01/22/2008	700,000	16	5
Call - OTC Dow Jones-AIG Commodity Index Total Return Futures	190.000	07/18/2008	2,400,000	68	100
Call - OTC Dow Jones-AIG Commodity Index Total Return Futures	230.000	10/19/2010	1,000,000	44	49
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/22/2008	21	9	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	51	31	13
Put - OTC Dow Jones-AIG Commodity Index Total Return Futures	144.000	01/22/2008	700,000	22	0
Put - OTC Dow Jones-AIG Commodity Index Total Return Futures	150.000	07/18/2008	2,400,000	44	6
Put - OTC Dow Jones-AIG Commodity Index Total Return Futures	150.000	10/19/2010	1,000,000	82	41

				$346	$433

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	$600	$29	$65
Put - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	600	22	8
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	2,000	53	104
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	2,000	53	25
Call - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	700	29	76
Put - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	700	30	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	45
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	27
Call - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	1,000	35	109
Put - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	1,000	50	14
Call - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	2,700	80	141
Put - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	2,700	54	34
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	2,000	25	73
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	1,000	11	36
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	3,000	82	135
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	31	45
Put - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	4,000	144	107

							$792	$1,054

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC U.S. dollar versus Japanese yen	JPY 100.000	12/01/2008	$1,000	$17	$24

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Credit Suisse NY	5.255%	01/14/2008	01/05/2007	$5,300	$8,097	2.52%
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	991	980	0.31%
Morgan Stanley	4.765%	02/06/2008	01/25/2007	13,000	19,125	5.96%

				$19,291	$28,202	8.79%

See Accompanying Notes	Annual Report	December 31, 2007	15

Consolidated Schedule of Investments CommodityRealReturnTM Strategy Portfolio (Cont.)	December 31, 2007

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	5.000%	01/01/2038	$1,800	$1,773	$1,756
Fannie Mae	6.000%	01/01/2023	3,600	3,668	3,684
Fannie Mae	6.000%	01/01/2038	5,780	5,874	5,869
Freddie Mac	5.000%	01/01/2038	700	687	683
Freddie Mac	5.500%	01/01/2038	8,600	8,613	8,583
Freddie Mac	6.000%	01/01/2038	23,900	24,274	24,255
Ginnie Mae	5.500%	01/01/2038	1,000	999	1,007
Ginnie Mae	6.500%	01/01/2038	1,400	1,447	1,446
Treasury Inflation Protected Securities	2.375%	01/15/2017	104	110	110
Treasury Inflation Protected Securities	2.500%	07/15/2016	1,977	2,074	2,111
U.S. Treasury Bonds	4.750%	08/15/2017	2,200	2,304	2,374
U.S. Treasury Bonds	4.750%	02/15/2037	1,100	1,136	1,173
U.S. Treasury Notes	4.125%	08/31/2012	1,400	1,433	1,463

				$54,392	$54,514

(2) Market value includes $94 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	2,317	03/2008	$81	$0	$81
Buy		12,758	07/2008	325	(14)	311
Buy	CAD	101	01/2008	0	(1)	(1)
Sell		101	01/2008	1	0	1
Sell	CHF	222	03/2008	1	0	1
Buy	CNY	16,113	01/2008	49	0	49
Sell		16,113	01/2008	0	(24)	(24)
Buy		19,106	03/2008	42	0	42
Sell		19,106	03/2008	0	(44)	(44)
Buy		1,182	03/2009	10	0	10
Sell		1,182	03/2009	0	(8)	(8)
Buy	EUR	50	01/2008	0	(1)	(1)
Sell		1,489	01/2008	3	0	3
Buy	GBP	123	01/2008	0	0	0
Sell		4,145	01/2008	103	0	103
Buy	JPY	387,701	02/2008	20	0	20
Sell		1,080,220	02/2008	22	0	22
Buy	KRW	136,044	01/2008	0	(3)	(3)
Buy		687,694	05/2008	3	0	3
Buy	MXN	27,167	03/2008	1	(10)	(9)
Sell		28,802	03/2008	14	0	14
Buy		41,116	07/2008	42	0	42
Buy	MYR	1,005	05/2008	7	0	7
Buy	PLN	2,543	07/2008	99	0	99
Buy	RUB	32,833	01/2008	54	0	54
Sell		32,833	01/2008	1	(12)	(11)
Buy		4,474	07/2008	5	0	5
Buy		15,204	11/2008	0	0	0
Buy	SGD	58	02/2008	1	0	1
Buy		1,311	05/2008	37	0	37

				$921	$(117)	$804

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The CommodityRealReturn™ Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

18	PIMCO Variable Insurance Trust

December 31, 2007

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(r) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(s) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(t) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate

20	PIMCO Variable Insurance Trust

December 31, 2007

collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(u) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN™ STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of December 31, 2007, net assets of the Portfolio were approximately $321 million, of which approximately $34 million, or approximately 10.6%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the

Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), administrative fees and other expenses borne by the Portfolio not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, there was no recoverable amount.

(f) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2007, the amount was $176,975.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,445,270	$3,231,811	$141,350	$72,951

8.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	2,000,034	$13,200	$218
Sales	6,200,635	30,000	1,363
Closing Buys	(119)	(9,000)	(126)
Expirations	(331)	(6,200)	(114)
Exercised	0	0	0
Balance at 12/31/2007	8,200,219	$28,000	$1,341

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	9,711	$117,479	11,598	$138,795
Advisor Class	2,213	26,846	588	7,074
Issued as reinvestment of distributions
Administrative Class	838	10,503	689	7,849
Advisor Class	72	925	18	199
Cost of shares redeemed
Administrative Class	(5,028)	(60,212)	(5,022)	(60,877)
Advisor Class	(287)	(3,380)	(68)	(812)
Net increase resulting from Portfolio share transactions	7,519	$92,161	7,803	$92,228

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	75	*
Advisor Class	5	100

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against

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December 31, 2007

other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 16,978	$ 0	$ 17,198	$ (793)	$ 0	$ (684)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Annual Report	December 31, 2007	23

Notes to Financial Statements (Cont.)

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 593,615	$ 19,450	$ (1,076)	$ 18,374

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 11,428	$ 0	$ 0
12/31/2006	8,101	21	0

(5) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the CommodityRealReturn Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2007, the consolidated results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

CommodityRealReturn™ Strategy Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the CommodityRealReturn™ Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2	PIMCO Variable Insurance Trust

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO CommodityRealReturn™ Strategy Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

U.S. Treasury Obligations	48.3%
U.S. Government Agencies	24.6%
Commodity Index-Linked Notes	9.8%
Short-Term Instruments	8.2%
Corporate Bonds & Notes	3.9%
Other	5.2%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (02/28/06)
PIMCO CommodityRealReturn™ Strategy Portfolio Advisor Class	23.15%	12.91%
Dow Jones-AIG Commodity Total Return Index±	16.23%	12.55%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.02% for Advisor Class shares.

± Dow Jones-AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,199.98	$1,019.66
Expenses Paid During Period†	$6.10	$5.60

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 1.10% reflects net annualized expense after application of an expense waiver of 0.06%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities gained 16.23% during the period as measured by the Fund’s benchmark index, the Dow Jones-AIG Commodity Total Return Index, which enhanced the Portfolio’s total return performance. The grains and petroleum sectors contributed to performance, while the livestock and industrial metals sectors weighed on gains.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, added to performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-AIG Commodity Total Return Index.

»	Positioning for a steeper U.S. nominal yield curve added to performance as the two-year U.S. Treasury yield declined more than the 30-year yield over the period.

»	A U.K. nominal yield curve steepening bias added to performance as the two-year U.K. Gilt yield declined, while the 30-year yield rose over the period.

»	An emphasis on nominal bonds in Europe versus inflation-linked bonds (“ILBs”) detracted from performance as most ILBs outperformed their nominal counterparts in the region.

»	Holdings of U.S. mortgage-backed securities detracted from performance as they underperformed like-duration U.S. Treasuries.

»	Exposure to U.S. corporate securities detracted from performance as the sector underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn™ Strategy Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007		02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$11.30		$11.68
Net investment income (a)	0.46		0.34
Net realized/unrealized gain (loss) on investments	2.11		(0.16)
Total income from investment operations	2.57		0.18
Dividends from net investment income	(0.52)		(0.51)
Distributions from net realized capital gains	0.00		(0.05)
Total distributions	(0.52)		(0.56)
Net asset value end of year or period	$13.35		$11.30
Total return	23.15%		1.51%
Net assets end of year or period (000s)	$33,854		$6,084
Ratio of expenses to average net assets	1.06	%(b)	1.03%*
Ratio of expenses to average net assets excluding interest expense	0.97	%(c)	1.03%*
Ratio of net investment income to average net assets	3.76%		3.50%*
Portfolio turnover rate	856%		993%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.13%.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.04%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Consolidated Statement of Assets and Liabilities  CommodityRealReturn™ Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$590,672
Repurchase agreements, at value	21,317
Cash	917
Deposits with brokers for open futures contracts	1,205
Foreign currency, at value	1,574
Receivable for investments sold	57,730
Receivable for Portfolio shares sold	6,971
Interest and dividends receivable	2,695
Variation margin receivable	59
Swap premiums paid	1,208
Unrealized appreciation on foreign currency contracts	921
Unrealized appreciation on swap agreements	1,420
Other assets	14
686,703

Liabilities:
Payable for the reverse repurchase agreements	$9,025
Payable for investments purchased on a delayed-delivery basis	295,118
Payable for Portfolio shares redeemed	112
Payable for short sales	54,514
Written options outstanding	1,920
Accrued investment advisory fee	129
Accrued administrative fee	64
Accrued distribution fee	6
Accrued servicing fee	37
Variation margin payable	171
Recoupment payable to Manager	5
Swap premiums received	1,566
Unrealized depreciation on foreign currency contracts	117
Unrealized depreciation on swap agreements	2,423
Other liabilities	517
365,724

Net Assets	$320,979

Net Assets Consist of:
Paid in capital	$288,280
Undistributed net investment income	12,259
Accumulated undistributed net realized (loss)	(597)
Net unrealized appreciation	21,037
$320,979

Net Assets:
Administrative Class	$287,125
Advisor Class	33,854

Shares Issued and Outstanding:
Administrative Class	21,513
Advisor Class	2,536

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.35
Advisor Class	13.35

Cost of Investments Owned	$570,786
Cost of Repurchase Agreements Owned	$21,317
Cost of Foreign Currency Held	$1,569
Proceeds Received on Short Sales	$54,392
Premiums Received on Written Options	$1,341

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn™ Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$11,429
Miscellaneous income	10
Total Income	11,439

Expenses:
Investment advisory fees	1,247
Administrative fees	626
Servicing fees – Administrative Class	329
Distribution and/or servicing fees – Advisor Class	40
Trustees’ fees	4
Interest expense	142
Miscellaneous expense	5
Total Expenses	2,393
Reimbursement by Manager	(177)
Net Expenses	2,216

Net Investment Income	9,223

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	12,566
Net realized gain on futures contracts, written options and swaps	5,851
Net realized (loss) on foreign currency transactions	(634)
Net change in unrealized appreciation on investments	24,096
Net change in unrealized appreciation on futures contracts, written options and swaps	1,360
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	890
Net Gain	44,129

Net Increase in Net Assets Resulting from Operations	$53,352

See Accompanying Notes	Annual Report	December 31, 2007	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn™ Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$9,223	$5,377
Net realized gain (loss)	17,783	(5,027)
Net change in unrealized appreciation (depreciation)	26,346	(4,505)
Net increase (decrease) resulting from operations	53,352	(4,155)

Distributions to Shareholders:
From net investment income
Administrative Class	(10,503)	(7,218)
Advisor Class	(925)	(176)
From net realized capital gains
Administrative Class	0	(705)
Advisor Class	0	(23)

Total Distributions	(11,428)	(8,122)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	117,479	138,795
Advisor Class	26,846	7,074
Issued as reinvestment of distributions
Administrative Class	10,503	7,849
Advisor Class	925	199
Cost of shares redeemed
Administrative Class	(60,212)	(60,877)
Advisor Class	(3,380)	(812)
Net increase resulting from Portfolio share transactions	92,161	92,228

Total Increase in Net Assets	134,085	79,951

Net Assets:
Beginning of year	186,894	106,943
End of year*	$320,979	$186,894

*Including undistributed net investment income of:	$12,259	$3,869

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturn™ Strategy Portfolio	December 31, 2007

l

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Daimler Finance North America LLC
9.000% due 08/03/2012	$1,197	$1,154

Total Bank Loan Obligations (Cost $1,137)		1,154

CORPORATE BONDS & NOTES 7.4%

BANKING & FINANCE 6.0%
American Express Bank FSB
6.000% due 09/13/2017	600	604

American Express Centurion Bank
6.000% due 09/13/2017	500	504

American Express Credit Corp.
5.285% due 03/02/2009	800	798

Atlantic & Western Re Ltd.
11.481% due 01/09/2009	300	303

Bank of America Corp.
5.055% due 02/17/2009	900	901

Barclays Bank PLC
5.450% due 09/12/2012	1,400	1,436
7.434% due 09/29/2049	200	208

Bear Stearns Cos., Inc.
6.950% due 08/10/2012	600	618

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	92

CIT Group Holdings, Inc.
5.134% due 01/30/2009	900	846

Citigroup Funding, Inc.
4.896% due 04/23/2009	1,000	994

Citigroup, Inc.
4.872% due 12/28/2009	800	786

Credit Agricole S.A.
5.053% due 05/28/2009	1,100	1,101

General Electric Capital Corp.
5.172% due 12/12/2008	100	100

Goldman Sachs Group, Inc.
4.924% due 12/23/2008	900	898
4.974% due 12/22/2008	1,000	997
6.750% due 10/01/2037	1,600	1,573

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027	100	102

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (k)	1,000	980

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	500	509

Morgan Stanley
5.006% due 02/09/2009	900	889

Mystic Re Ltd.
15.081% due 06/07/2011	500	527

Rabobank Nederland
5.262% due 01/15/2009	100	100

Residential Reinsurance 2007 Ltd.
12.374% due 06/07/2010	500	516

Rockies Express Pipeline LLC
5.776% due 08/20/2009	1,200	1,201

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	700	703

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Spinnaker Capital Ltd.
16.491% due 06/15/2008	$300	$313

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	200	200

Wachovia Bank N.A.
5.194% due 12/02/2010	400	397

		19,196

INDUSTRIALS 0.7%
Caesars Entertainment, Inc.
8.875% due 09/15/2008	300	312

Kraft Foods, Inc.
6.000% due 02/11/2013	250	257

Mandalay Resort Group
6.500% due 07/31/2009	1,000	1,005

Weyerhaeuser Co.
5.884% due 09/24/2009	600	602

		2,176

UTILITIES 0.7%
AT&T, Inc.
4.978% due 02/05/2010	900	892

BellSouth Corp.
4.240% due 04/26/2021	1,100	1,096

NGPL Pipe Co. LLC
6.514% due 12/15/2012	300	305

		2,293

Total Corporate Bonds & Notes (Cost $23,569)		23,665

CONVERTIBLE BONDS & NOTES 0.4%
Chesapeake Energy Corp.
2.500% due 05/15/2037	1,200	1,340

Total Convertible Bonds & Notes (Cost $1,209)		1,340

MUNICIPAL BONDS & NOTES 0.1%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	200	191

West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	96

Total Municipal Bonds & Notes (Cost $288)		287

COMMODITY INDEX-LINKED NOTES 18.7%

DOW JONES-AIG COMMODITY INDEX 6.3%
Morgan Stanley
4.765% due 02/06/2008 (k)	13,000	19,125

Swiss Re Treasury US Corp.
0.000% due 01/07/2009	1,000	1,093

		20,218

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DOW JONES-AIG COMMODITY INDEX TOTAL RETURN 12.4%
Calyon Financial, Inc.
5.024% due 08/16/2008	$3,000	$3,692

Commonwealth Bank of Australia
4.831% due 09/30/2008	3,000	4,286

Credit Suisse NY
5.255% due 01/14/2008 (k)	5,300	8,097

Eksportfinans ASA
4.692% due 06/18/2008	3,500	4,196

Landesbank Baden-Wurttemberg
4.904% due 11/25/2008	3,500	3,774

Merrill Lynch & Co., Inc.
5.360% due 03/24/2008	2,000	2,696

Natixis Financial Products, Inc.
4.696% due 05/09/2008	4,000	4,952

Svensk ExportKredit AB
4.979% due 05/19/2008	2,000	2,383

UBS AG
5.410% due 03/12/2008	4,000	5,607

		39,683

Total Commodity Index-Linked Notes (Cost $44,300)		59,901

U.S. GOVERNMENT AGENCIES 47.0%
Fannie Mae
4.186% due 11/01/2034	229	232
4.669% due 05/25/2035	300	303
5.000% due 01/01/2037 - 04/01/2037	1,785	1,742
5.215% due 05/25/2042	23	22
5.500% due 09/01/2035 - 11/01/2037	63,816	63,755
5.500% due 04/01/2037 - 12/01/2037 (f)	15,747	15,731
5.950% due 02/25/2044	116	116
6.000% due 07/01/2022 - 11/01/2037	16,550	16,838
6.063% due 03/01/2044 - 10/01/2044	491	492

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	95	94
4.500% due 05/15/2017	62	62
4.539% due 01/01/2034	43	43
5.000% due 02/15/2020 - 02/01/2036	1,383	1,372
5.125% due 08/25/2031	5	5
5.178% due 07/15/2019 - 10/15/2020	4,178	4,162
5.258% due 02/15/2019	3,721	3,703
5.500% due 05/15/2016 - 05/01/2037	9,627	9,621
6.000% due 11/01/2028 - 11/01/2037	23,597	23,955
6.063% due 02/25/2045	259	259
6.695% due 10/01/2036	2,079	2,135
6.718% due 09/01/2036	1,899	1,938
6.767% due 07/01/2036	1,710	1,747

Ginnie Mae
5.500% due 07/15/2037 (f)	795	801
5.500% due 09/15/2037	199	201
6.500% due 02/15/2031 - 01/15/2037	433	448
6.500% due 08/15/2037 (f)	881	910

Total U.S. Government Agencies (Cost $148,607)		150,687

See Accompanying Notes	Annual Report	December 31, 2007	9

Consolidated Schedule of Investments  CommodityRealReturn™ Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 92.1%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$19,740	$19,680
1.625% due 01/15/2015	550	553
1.875% due 07/15/2013	4,691	4,835
1.875% due 07/15/2015	11,668	11,897
2.000% due 04/15/2012	6,730	6,977
2.000% due 01/15/2014	10,008	10,340
2.000% due 07/15/2014	11,705	12,098
2.000% due 01/15/2016	23,186	23,802
2.000% due 01/15/2026	19,057	18,986
2.375% due 04/15/2011	18,629	19,424
2.375% due 01/15/2017	15,005	15,838
2.375% due 01/15/2025	27,859	29,256
2.375% due 01/15/2027	21,048	22,265
2.625% due 07/15/2017	23,421	25,278
3.000% due 07/15/2012	12,854	13,925
3.625% due 04/15/2028	12,862	16,299
3.875% due 01/15/2009	13,579	13,985
3.875% due 04/15/2029	6,647	8,797
4.250% due 01/15/2010	12,488	13,328

U.S. Treasury Notes
4.625% due 02/29/2012	7,800	8,188

Total U.S. Treasury Obligations (Cost $294,426)		295,751

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Large Loan, Inc.
5.538% due 08/15/2029	1,300	1,298

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	799	789
4.550% due 08/25/2035	438	431
4.876% due 01/25/2035	1,723	1,723

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	705	700

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	1,044	1,033
5.684% due 01/26/2036	946	938

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	234	230
4.700% due 12/25/2035	398	391
4.748% due 08/25/2035	223	220

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 11/19/2033	32	31

First Horizon Alternative Mortgage Securities
4.728% due 06/25/2034	47	47

Greenpoint Mortgage Funding Trust
4.945% due 01/25/2047	779	764
5.135% due 11/25/2045	30	28

Harborview Mortgage Loan Trust
5.205% due 03/19/2037	130	122

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	100	99

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	990	955

Residential Accredit Loans, Inc.
6.148% due 09/25/2045	393	382

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	69	68
6.188% due 01/25/2035	37	36

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Structured Asset Mortgage Investments, Inc.
5.295% due 10/19/2034	$51	$50

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	993	951

Total Mortgage-Backed Securities (Cost $11,332)		11,286

ASSET-BACKED SECURITIES 1.9%
Argent Securities, Inc.
4.935% due 04/25/2036	14	14
4.945% due 03/25/2036	9	9

Bear Stearns Asset-Backed Securities Trust
5.065% due 09/25/2034	4	4

Carrington Mortgage Loan Trust
5.103% due 10/25/2035	441	409

Citigroup Mortgage Loan Trust, Inc.
4.925% due 01/25/2037	460	452

Countrywide Asset-Backed Certificates
4.935% due 07/25/2036	12	11
4.995% due 07/25/2036	4	4

First Franklin Mortgage Loan Asset-Backed Certificates
4.905% due 01/25/2038	675	654
4.955% due 01/25/2036	37	37

GSAMP Trust
4.935% due 12/25/2036	601	585

Home Equity Asset Trust
4.945% due 05/25/2036	16	16

HSI Asset Securitization Corp. Trust
4.945% due 12/25/2035	15	15

Indymac Residential Asset-Backed Trust
4.955% due 03/25/2036	19	19

Lehman XS Trust
4.945% due 04/25/2046	84	83
4.945% due 07/25/2046	58	57

Morgan Stanley ABS Capital I
4.915% due 11/25/2036	1,040	997

Nelnet Student Loan Trust
5.174% due 07/25/2016	27	27

Nomura Asset Acceptance Corp.
5.005% due 01/25/2036	15	14

Option One Mortgage Loan Trust
4.915% due 01/25/2037	509	501

SLM Student Loan Trust
5.074% due 07/25/2013	941	941

Specialty Underwriting & Residential Finance
4.925% due 01/25/2038	775	755

Structured Asset Securities Corp.
4.995% due 12/25/2035	16	16

Washington Mutual Asset-Backed Certificates
4.915% due 01/25/2037	605	580

Total Asset-Backed Securities (Cost $6,378)		6,200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.2%
General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,000	$2,011

Japanese Government CPI Linked Bond
0.800% due 12/10/2015	JPY	241,200	2,137
1.100% due 12/10/2016		120,000	1,081
1.200% due 06/10/2017		403,200	3,640

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	145

Svenska Handelsbanken AB
4.910% due 03/16/2015		100	144

United Kingdom Gilt Inflation Linked Bond
2.500% due 05/20/2009	GBP	200	1,054

Total Foreign Currency-Denominated Issues (Cost $9,775)			10,212

SHORT-TERM INSTRUMENTS 15.7%

CERTIFICATES OF DEPOSIT 1.7%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$1,300	1,300

Calyon Financial, Inc.
5.204% due 01/16/2009		800	799

Nordea Bank Finland PLC
5.188% due 12/01/2008		1,100	1,099
5.308% due 04/09/2009		600	599

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008		400	400

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009		900	899

Societe Generale NY
4.815% due 03/26/2008		400	400

			5,496

COMMERCIAL PAPER 4.8%
Abbey National Treasury Services PLC
4.250% due 01/07/2008		900	899

ABN AMRO N.A. Finance
4.700% due 02/01/2008		800	797

Barclays U.S. Funding Corp.
5.100% due 01/25/2008		500	498
5.110% due 01/17/2008		200	200

Caisse d’Amortissement de la Dette Sociale
4.730% due 02/01/2008		800	797

DnB NORBank ASA
5.010% due 01/11/2008		600	599

Freddie Mac
3.000% due 01/02/2008		900	900

Rabobank Financial Co.
3.980% due 01/02/2008		7,100	7,100
3.990% due 01/02/2008		900	900

Royal Bank of Scotland Group PLC
4.750% due 02/04/2008		200	199
4.920% due 01/22/2008		100	100
5.080% due 01/18/2008		600	599

Skandinaviska Enskilda Banken AB
5.125% due 01/11/2008		500	499

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Swedbank AB
4.730% due 02/01/2008	$100	$100
4.920% due 01/24/2008	200	199
5.015% due 01/24/2008	600	598

Unicredito Italiano SpA
5.140% due 01/18/2008	500	499

		15,483

REPURCHASE AGREEMENTS 6.7%
Lehman Brothers, Inc.
1.000% due 01/02/2008	20,300	20,300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% - 3.875% due 01/15/2009 - 01/15/2025 valued at $20,869. Repurchase proceeds are $20,301.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	591	591
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 3.625% due 01/15/2008 valued at $605. Repurchase proceeds are $591.)
3.900% due 01/02/2008	426	426
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 1.625% due 01/15/2015 valued at $436. Repurchase proceeds are $426.)

		21,317

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 2.5%
2.895% due 02/28/2008 - 03/13/2008 (a)(c)(d)(g)	$8,200	$8,150

Total Short-Term Instruments (Cost $50,459)		50,446

PURCHASED OPTIONS (i) 0.3%
(Cost $623)		1,060

Total Investments 190.7% (Cost $592,103)		$611,989

Written Options (j) (0.6%) (Premiums $1,341)		(1,920)

Other Assets and Liabilities (Net) (90.1%)		(289,090)

Net Assets (e) 100.0%		$320,979

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $495 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) Securities with an aggregate market value of $4,771 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $62,232 and derivative instruments with an aggregate depreciation of ($339) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) The average amount of borrowings outstanding during the period ended December 31, 2007 was $21,245 at a weighted average interest rate of 4.910%. On December 31, 2007 securities valued at $9,437 were pledged as collateral for reverse repurchase agreements.

(g) Securities with an aggregate market value of $644 and cash of $1,205 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	78	$52
90-Day Euribor June Futures	Long	06/2009	11	17
90-Day Euribor March Futures	Long	03/2009	13	17
90-Day Euribor September Futures	Short	09/2008	5	3
90-Day Eurodollar December Futures	Long	12/2008	110	354
90-Day Eurodollar June Futures	Long	06/2008	37	90
90-Day Eurodollar June Futures	Long	06/2009	92	307
90-Day Eurodollar March Futures	Short	03/2008	12	(15)
90-Day Eurodollar March Futures	Long	03/2009	311	995
90-Day Eurodollar September Futures	Long	09/2008	5	22
90-Day Eurodollar September Futures	Long	09/2009	65	173
Euro-Bund 10-Year Bond March Futures	Short	03/2008	35	91
U.S. Treasury 5-Year Note March Futures	Short	03/2008	63	(29)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	125	(8)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	343	151
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	15	10
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	121	120
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	23	24
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	64	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	16	17
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	61	70

				$2,456

See Accompanying Notes	Annual Report	December 31, 2007	11

Consolidated Schedule of Investments  CommodityRealReturn™ Strategy Portfolio (Cont.)

(h) Swap agreements outstanding on December 31, 2007:

Commodity Swaps

Counterparty	Type	Commodity Exchange	Pay/Receive Commodity Exchange	Fixed Price Per Unit	Expiration Date	Units	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Long	NYMEX Natural Gas November Futures	Receive	$8	10/28/2009	170	$(38)
JPMorgan Chase & Co.	Long	NYMEX Natural Gas December Futures	Receive	9	11/24/2009	170	39

							$1

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(2)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	7.000%		09/20/2012	$100	$(1)
Bank of America	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.950%	)	12/20/2012	200	3
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	1.400%		09/20/2008	200	(8)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	100	(11)
BNP Paribas Bank	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.390%	)	12/20/2012	100	1
BNP Paribas Bank	Kroger Co. 5.500% due 02/01/2013	Buy	(0.360%	)	12/20/2012	400	0
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.120%		09/20/2012	100	0
Citibank N.A.	Anheuser-Busch Cos., Inc. 5.625% due 10/01/2010	Buy	(0.250%	)	12/20/2012	300	0
Citibank N.A.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	100	(4)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Buy	(5.000%	)	09/20/2012	200	13
Citibank N.A.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.400%	)	12/20/2012	100	1
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	0.970%		06/20/2012	100	(3)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.010%		06/20/2012	300	(8)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.550%		09/20/2012	100	(1)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Buy	(4.250%	)	09/20/2008	100	2
Goldman Sachs & Co.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.529%	)	12/20/2012	300	(2)
Goldman Sachs & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Buy	(1.780%	)	12/20/2012	200	0
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.400%		09/20/2008	600	(20)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	200	(23)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	6.310%		09/20/2012	700	(21)
JPMorgan Chase & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	200	(9)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%		09/20/2012	100	(9)
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.700%		09/20/2012	200	(4)
Lehman Brothers, Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.425%		09/20/2008	400	(17)
Lehman Brothers, Inc.	VF Corp. 8.500% due 10/01/2010	Buy	(0.449%	)	12/20/2012	400	(1)
Morgan Stanley	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	200	(18)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.850%		06/20/2012	100	(2)
Morgan Stanley	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.750%		09/20/2012	200	1
Morgan Stanley	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.800%		09/20/2012	100	1
Morgan Stanley	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.610%	)	12/20/2012	400	(1)
Morgan Stanley	Staples, Inc. 7.375% due 10/01/2012	Buy	(0.700%	)	12/20/2012	300	(1)
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.660%		09/20/2012	100	(2)

							$(144)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	$700	$18
Bank of America	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,000	(1)
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	800	6
Barclays Bank PLC	Dow Jones CDX N.A. IG8 Index	Buy	(0.350%	)	06/20/2012	600	4
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,800	(3)
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	600	14
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Buy	(3.750%	)	12/20/2012	500	12
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	600	3
Goldman Sachs & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,000	(2)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	400	0
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%		12/20/2012	1,700	10
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	900	(2)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	3,100	37
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	520	4
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	3,100	37
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	300	0
UBS Warburg LLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	800	9

							$146

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009	AUD	3,200	$(19)
Barclays Bank PLC	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		400	11
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		800	(14)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		2,500	(42)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	06/15/2010		8,500	(85)
Morgan Stanley	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009		3,200	(19)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		400	12
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,600	(27)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	5,400	(84)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		4,000	(6)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		4,100	(96)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.410%	01/04/2010		1,000	(1)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		4,700	(153)
Bank of America	3-Month Canadian Bank Bill	Pay	5.000%	06/20/2012	CAD	3,200	33
Bank of America	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		2,400	(24)
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		100	(2)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	500	5
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.070%	09/14/2012		700	(9)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.040%	02/21/2011		1,700	1
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.988%	12/15/2011		900	(12)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		4,100	(1)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,400	(65)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.028%	10/15/2011		600	(1)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.973%	12/15/2011		1,200	(17)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		700	(15)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		300	0
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		4,100	(1)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		200	18
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.095%	10/15/2011		1,100	3
UBS Warburg LLC	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		400	3
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		400	1
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	2,800	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	12/19/2009		11,300	57
Barclays Bank PLC	United Kingdom RPI Index	Pay	3.250%	12/14/2017		1,000	7
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	03/20/2018		1,000	(81)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	66
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,600	19
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		600	32
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	03/20/2010		2,500	45
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		500	(11)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	32
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		100	(1)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,000	25
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.183%	12/19/2017		1,600	(2)
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.440%	09/10/2027		200	(2)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017	JPY	230,000	(3)
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		50,000	(1)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		60,000	(1)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		600,000	17
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		130,000	(7)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.330%	02/14/2017	MXN	2,100	(3)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		6,200	(17)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		43,900	(93)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$12,900	13
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		5,000	16
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		28,750	87
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		9,400	16
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		300	0
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		1,800	(151)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		1,800	(175)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		700	17
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		500	2
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		600	(5)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		16,600	21
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		3,800	107
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		20,200	(28)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		2,600	(22)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		2,200	(34)
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		17,000	278

							$(395)

See Accompanying Notes	Annual Report	December 31, 2007	13

Consolidated Schedule of Investments  CommodityRealReturn™ Strategy Portfolio (Cont.)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	06/26/2008	291,613	$(192)
Lehman Brothers, Inc.	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/03/2008	2,777	30
Morgan Stanley	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/03/2008	58,068	183
Morgan Stanley	Short	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/03/2008	96,028	(656)
Morgan Stanley	Long	3-Month U.S. Treasury Bill rate plus a specified spread	S&P GSCI Commodity Index	01/03/2008	14,092	36
Morgan Stanley	Short	3-Month U.S. Treasury Bill rate plus a specified spread	S&P GSCI Commodity Index	01/03/2008	9,564	(24)
Morgan Stanley	Long	3-Month U.S. Treasury Bill rate plus a specified spread	Dow Jones-AIG Commodity Index Total Return	01/29/2008	338,819	12

						$(611)

(i) Purchased options outstanding on December 31, 2007:

Options on Commodity Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - OTC NYBEX Sugar March Futures	$12.500	02/12/2010	34	$46	$55
Call - OTC NYMEX Natural Gas December Futures	9.000	11/21/2014	36	286	545

				$332	$600

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$136.000	02/22/2008	47	$1	$1
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	133	3	2
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	63	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	140.000	02/22/2008	27	0	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	142.000	02/22/2008	339	6	5

				$11	$10

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	$6,000	$34	$121
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	1,000	5	21

							$39	$142

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.353	06/26/2008	EUR	1,100	$35	$126
Put - OTC Euro versus U.S. dollar		1.353	06/26/2008		1,100	35	8
Call - OTC Euro versus U.S. dollar		1.392	07/08/2010		1,200	63	112
Put - OTC Euro versus U.S. dollar		1.392	07/08/2010		1,200	63	55
Call - OTC U.S. dollar versus Japanese yen	JPY	111.000	12/01/2008		$1,000	18	7

						$214	$308

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 5.500% due 02/01/2038	$88.250	02/05/2008	$35,000	$4	$0
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	78.094	02/20/2008	10,000	2	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	86.000	01/25/2008	3,800	1	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2016	82.500	01/25/2008	20,000	5	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	87.500	01/22/2008	10,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2017	85.000	02/07/2008	14,000	3	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	74.000	01/25/2008	25,000	6	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2027	93.000	01/22/2008	20,000	2	0
Put - OTC Treasury Inflation Protected Securities 2.625% due 07/15/2017	86.000	02/07/2008	16,100	4	0

				$27	$0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(j) Written options outstanding on December 31, 2007:

Options on Commodity Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC NYBEX Sugar March Futures	$15.000	02/12/2010	34	$24	$32
Call - OTC NYMEX Natural Gas December Futures	12.000	11/21/2014	36	162	377

				$186	$409

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	77	$30	$219
Call - OTC Dow Jones-AIG Commodity Index Total Return Futures	191.000	01/22/2008	700,000	16	5
Call - OTC Dow Jones-AIG Commodity Index Total Return Futures	190.000	07/18/2008	2,400,000	68	100
Call - OTC Dow Jones-AIG Commodity Index Total Return Futures	230.000	10/19/2010	1,000,000	44	49
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/22/2008	21	9	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	51	31	13
Put - OTC Dow Jones-AIG Commodity Index Total Return Futures	144.000	01/22/2008	700,000	22	0
Put - OTC Dow Jones-AIG Commodity Index Total Return Futures	150.000	07/18/2008	2,400,000	44	6
Put - OTC Dow Jones-AIG Commodity Index Total Return Futures	150.000	10/19/2010	1,000,000	82	41

				$346	$433

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	$600	$29	$65
Put - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	600	22	8
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	2,000	53	104
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	2,000	53	25
Call - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	700	29	76
Put - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	700	30	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	45
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	27
Call - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	1,000	35	109
Put - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	1,000	50	14
Call - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	2,700	80	141
Put - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	2,700	54	34
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	2,000	25	73
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	1,000	11	36
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	3,000	82	135
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	31	45
Put - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	4,000	144	107

							$792	$1,054

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC U.S. dollar versus Japanese yen	JPY 100.000	12/01/2008	$1,000	$17	$24

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Credit Suisse NY	5.255%	01/14/2008	01/05/2007	$5,300	$8,097	2.52%
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	991	980	0.31%
Morgan Stanley	4.765%	02/06/2008	01/25/2007	13,000	19,125	5.96%

				$19,291	$28,202	8.79%

See Accompanying Notes	Annual Report	December 31, 2007	15

Consolidated Schedule of Investments CommodityRealReturn™ Strategy Portfolio (Cont.)	December 31, 2007

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	5.000%	01/01/2038	$1,800	$1,773	$1,756
Fannie Mae	6.000%	01/01/2023	3,600	3,668	3,684
Fannie Mae	6.000%	01/01/2038	5,780	5,874	5,869
Freddie Mac	5.000%	01/01/2038	700	687	683
Freddie Mac	5.500%	01/01/2038	8,600	8,613	8,583
Freddie Mac	6.000%	01/01/2038	23,900	24,274	24,255
Ginnie Mae	5.500%	01/01/2038	1,000	999	1,007
Ginnie Mae	6.500%	01/01/2038	1,400	1,447	1,446
Treasury Inflation Protected Securities	2.375%	01/15/2017	104	110	110
Treasury Inflation Protected Securities	2.500%	07/15/2016	1,977	2,074	2,111
U.S. Treasury Bonds	4.750%	08/15/2017	2,200	2,304	2,374
U.S. Treasury Bonds	4.750%	02/15/2037	1,100	1,136	1,173
U.S. Treasury Notes	4.125%	08/31/2012	1,400	1,433	1,463

				$54,392	$54,514

(2) Market value includes $94 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	2,317	03/2008	$81	$0	$81
Buy		12,758	07/2008	325	(14)	311
Buy	CAD	101	01/2008	0	(1)	(1)
Sell		101	01/2008	1	0	1
Sell	CHF	222	03/2008	1	0	1
Buy	CNY	16,113	01/2008	49	0	49
Sell		16,113	01/2008	0	(24)	(24)
Buy		19,106	03/2008	42	0	42
Sell		19,106	03/2008	0	(44)	(44)
Buy		1,182	03/2009	10	0	10
Sell		1,182	03/2009	0	(8)	(8)
Buy	EUR	50	01/2008	0	(1)	(1)
Sell		1,489	01/2008	3	0	3
Buy	GBP	123	01/2008	0	0	0
Sell		4,145	01/2008	103	0	103
Buy	JPY	387,701	02/2008	20	0	20
Sell		1,080,220	02/2008	22	0	22
Buy	KRW	136,044	01/2008	0	(3)	(3)
Buy		687,694	05/2008	3	0	3
Buy	MXN	27,167	03/2008	1	(10)	(9)
Sell		28,802	03/2008	14	0	14
Buy		41,116	07/2008	42	0	42
Buy	MYR	1,005	05/2008	7	0	7
Buy	PLN	2,543	07/2008	99	0	99
Buy	RUB	32,833	01/2008	54	0	54
Sell		32,833	01/2008	1	(12)	(11)
Buy		4,474	07/2008	5	0	5
Buy		15,204	11/2008	0	0	0
Buy	SGD	58	02/2008	1	0	1
Buy		1,311	05/2008	37	0	37

				$921	$(117)	$804

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The CommodityRealReturn™ Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

18	PIMCO Variable Insurance Trust

December 31, 2007

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(r) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(s) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(t) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate

20	PIMCO Variable Insurance Trust

December 31, 2007

collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(u) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN™ STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of December 31, 2007, net assets of the Portfolio were approximately $321 million, of which approximately $34 million, or approximately 10.6%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the

Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), administrative fees and other expenses borne by the Portfolio not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, there was no recoverable amount.

(f) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2007, the amount was $176,975.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,445,270	$3,231,811	$141,350	$72,951

8.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	2,000,034	$13,200	$218
Sales	6,200,635	30,000	1,363
Closing Buys	(119)	(9,000)	(126)
Expirations	(331)	(6,200)	(114)
Exercised	0	0	0
Balance at 12/31/2007	8,200,219	$28,000	$1,341

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	9,711	$117,479	11,598	$138,795
Advisor Class	2,213	26,846	588	7,074
Issued as reinvestment of distributions
Administrative Class	838	10,503	689	7,849
Advisor Class	72	925	18	199
Cost of shares redeemed
Administrative Class	(5,028)	(60,212)	(5,022)	(60,877)
Advisor Class	(287)	(3,380)	(68)	(812)
Net increase resulting from Portfolio share transactions	7,519	$92,161	7,803	$92,228

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	75	*
Advisor Class	5	100

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against

22	PIMCO Variable Insurance Trust

December 31, 2007

other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 16,978	$ 0	$ 17,198	$ (793)	$ 0	$ (684)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Annual Report	December 31, 2007	23

Notes to Financial Statements (Cont.)

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 593,615	$ 19,450	$ (1,076)	$ 18,374

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 11,428	$ 0	$ 0
12/31/2006	8,101	21	0

(5) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the CommodityRealReturn Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2007, the consolidated results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

United States	21.2%
Russia	18.7%
Brazil	15.2%
Mexico	6.1%
Venezuela	5.1%
Other	33.7%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (09/30/02)
PIMCO Emerging Markets Bond Portfolio Administrative Class	5.80%	13.57%	16.23%
JPMorgan Emerging Markets Bond Index Global±	6.28%	12.66%	14.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the dedu\ction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index Global is an unmanaged index which tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,042.35	$1,020.16
Expenses Paid During Period†	$5.15	$5.09

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»

An overweight position in Brazil benefited performance. The JPMorgan Emerging Markets Bond Index Global Brazil sub-index returned 9.13% for 2007, outperforming the overall emerging market bond sector, represented by the JPMorgan Emerging Markets Bond Index Global, which returned 6.28% for the same time period.

»	An underweight to Venezuela helped relative performance. The JPMorgan Emerging Markets Bond Index Global Venezuela sub-index declined 11.15% for the twelve-month period.

»

An overweight position in Russia helped relative performance. However, emphasizing Russian corporate bonds detracted from performance in the second half of the year, as corporates underperformed sovereign bonds in the third and fourth quarters of 2007.

»	A tactical allocation in emerging markets currencies benefited performance as these currencies strengthened against the U.S. dollar over the past twelve months.

»	Off-benchmark allocations to Brazil local rates weighed on the Portfolio’s performance in the second half of the year, as Brazil local yields rose.

»

An underweight to Ecuador detracted from performance as spreads on the JPMorgan Emerging Markets Bond Index Global Ecuador sub-index tightened by 3.06% on a twelve-month basis as measured against comparable ten-year U.S. Treasuries.

»

An underweight to Turkey detracted from performance. The JPMorgan Emerging Markets Bond Index Global Turkey sub-index returned 10.20% for the past twelve months, outperforming the overall emerging market bond sector, represented by the JPMorgan Emerging Markets Bond Index Global.

4	PIMCO Variable Insurance Trust

Financial Highlights  Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$13.96	$13.66	$13.21	$12.97	$11.48
Net investment income (a)	0.74	0.70	0.67	0.48	0.62
Net realized/unrealized gain on investments	0.05	0.52	0.71	1.03	2.90
Total income from investment operations	0.79	1.22	1.38	1.51	3.52
Dividends from net investment income	(0.80)	(0.73)	(0.68)	(0.51)	(0.65)
Distributions from net realized capital gains	(0.28)	(0.19)	(0.25)	(0.76)	(1.38)
Total distributions	(1.08)	(0.92)	(0.93)	(1.27)	(2.03)
Net asset value end of year	$13.67	$13.96	$13.66	$13.21	$12.97
Total return	5.80%	9.25%	10.75%	12.11%	31.64%
Net assets end of year (000s)	$196,497	$207,298	$133,142	$64,598	$50,954
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.04%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	5.33%	5.15%	5.01%	3.70%	4.78%
Portfolio turnover rate	145%	283%	242%	484%	451%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$219,553
Repurchase agreements, at value	572
Deposits with brokers for open futures contracts	1,245
Foreign currency, at value	302
Receivable for investments sold	3,110
Receivable for Portfolio shares sold	123
Interest and dividends receivable	3,829
Variation margin receivable	162
Swap premiums paid	153
Unrealized appreciation on foreign currency contracts	1,072
Unrealized appreciation on swap agreements	789
230,910

Liabilities:
Payable for investments purchased	$19,183
Payable for investments purchased on a delayed-delivery basis	2,529
Payable for Portfolio shares redeemed	240
Payable for short sales	3,084
Written options outstanding	5,046
Accrued investment advisory fee	73
Accrued administrative fee	65
Accrued distribution fee	1
Accrued servicing fee	23
Swap premiums received	309
Unrealized depreciation on foreign currency contracts	1,079
Unrealized depreciation on swap agreements	957
32,589

Net Assets	$198,321

Net Assets Consist of:
Paid in capital	$186,579
Undistributed net investment income	2,545
Accumulated undistributed net realized gain	5,516
Net unrealized appreciation	3,681
$198,321

Net Assets:
Administrative Class	$196,497
Advisor Class	1,824

Shares Issued and Outstanding:
Administrative Class	14,373
Advisor Class	133

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.67
Advisor Class	13.67

Cost of Investments Owned	$212,559
Cost of Repurchase Agreements Owned	$572
Cost of Foreign Currency Held	$304
Proceeds Received on Short Sales	$3,083
Premiums Received on Written Options	$1,650

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Emerging Markets Bond Portfolio

(Amounts In Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$12,567
Total Income	12,567

Expenses:
Investment advisory fees	891
Administrative fees	792
Servicing fees – Administrative Class	296
Distribution and/or servicing fees – Advisor Class	2
Trustees’ fees	4
Interest expense	7
Total Expenses	1,992

Net Investment Income	10,575

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,313
Net realized gain on futures contracts, written options and swaps	2,526
Net realized gain on foreign currency transactions	346
Net change in unrealized (depreciation) on investments	(496)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(5,683)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(81)
Net Gain	925

Net Increase in Net Assets Resulting from Operations	$11,500

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,575	$8,825
Net realized gain	7,185	4,766
Net change in unrealized appreciation (depreciation)	(6,260)	2,492
Net increase resulting from operations	11,500	16,083

Distributions to Shareholders:
From net investment income
Administrative Class	(11,394)	(9,150)
Advisor Class	(47)	(8)
From net realized capital gains
Administrative Class	(3,908)	(2,742)
Advisor Class	(30)	(6)

Total Distributions	(15,379)	(11,906)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	59,319	97,460
Advisor Class	1,745	481
Issued as reinvestment of distributions
Administrative Class	15,302	11,892
Advisor Class	77	14
Cost of shares redeemed
Administrative Class	(81,569)	(39,361)
Advisor Class	(441)	(38)
Net increase (decrease) resulting from Portfolio share transactions	(5,567)	70,448

Total Increase (Decrease) in Net Assets	(9,446)	74,625

Net Assets:
Beginning of year	207,767	133,142
End of year*	$198,321	$207,767

*Including undistributed net investment income of:	$2,545	$2,343

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ARGENTINA 3.0%
Argentina Bonos
5.389% due 08/03/2012		$10,690	$5,900

Total Argentina (Cost $6,254)			5,900

BERMUDA 0.3%
BW Group Ltd.
6.625% due 06/28/2017		$480	504

Total Bermuda (Cost $478)			504

BRAZIL 16.9%
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017	BRL	7,490	3,523

Brazilian Government International Bond
7.125% due 01/20/2037		$870	985
7.875% due 03/07/2015		3,625	4,102
8.250% due 01/20/2034		5,190	6,578
8.750% due 02/04/2025		1,700	2,159
8.875% due 04/15/2024		350	447
10.250% due 01/10/2028	BRL	1,100	600
12.500% due 01/05/2016		500	308

Brazilian Government International CPI Linked Bond
6.000% due 05/15/2017		1,100	942
10.000% due 01/01/2012		15,180	7,762

CSN Islands VII Corp.
10.750% due 09/12/2008		$200	207

Embraer Overseas Ltd.
6.375% due 01/24/2017		300	285

Empresa Energetica de Sergipe and Sociedade Anonima de Eletrificaao da Paraiba
10.500% due 07/19/2013		200	231

GTL Trade Finance, Inc.
7.250% due 10/20/2017		400	407

ISA Capital do Brasil S.A.
7.875% due 01/30/2012		300	307
8.800% due 01/30/2017		700	723

Vale Overseas Ltd.
6.250% due 01/23/2017		500	504
6.875% due 11/21/2036		1,700	1,728
8.250% due 01/17/2034		1,500	1,744

Total Brazil (Cost $31,296)			33,542

CAYMAN ISLANDS 0.1%
Petrobras International Finance Co.
6.125% due 10/06/2016		$250	256

Total Cayman Islands (Cost $242)			256

CHILE 1.3%
CODELCO, Inc.
5.625% due 09/21/2035		$200	184
6.150% due 10/24/2036		2,200	2,183

Empresa Nacional de Electricidad S.A.
8.350% due 08/01/2013		200	227

Total Chile (Cost $2,714)			2,594

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CHINA 0.6%
Citic Resources Finance Ltd.
6.750% due 05/15/2014		$200	$188

Export-Import Bank of China
4.875% due 07/21/2015		550	537

Sino-Forest Corp.
9.125% due 08/17/2011		500	526

Total China (Cost $1,269)			1,251

COLOMBIA 3.6%
Colombia Government International Bond
7.375% due 01/27/2017		$1,500	1,650
7.375% due 09/18/2037		930	1,037
8.250% due 12/22/2014		2,825	3,234
10.000% due 01/23/2012		100	117
10.375% due 01/28/2033		225	337
10.750% due 01/15/2013		400	493
12.000% due 10/22/2015	COP	457,000	253

Total Colombia (Cost $6,721)			7,121

EGYPT 0.2%
Petroleum Export Ltd.
5.265% due 06/15/2011		$453	450

Total Egypt (Cost $451)			450

EL SALVADOR 0.4%
AES El Salvador Trust
6.750% due 02/01/2016		$700	698

El Salvador Government International Bond
8.500% due 07/25/2011		150	164

Total El Salvador (Cost $843)			862

GUATEMALA 0.3%
Guatemala Government Bond
9.250% due 08/01/2013		$570	658

Total Guatemala (Cost $570)			658

INDIA 0.3%
ICICI Bank Ltd.
5.750% due 01/12/2012		$700	674

Total India (Cost $699)			674

INDONESIA 1.2%
Indonesia Government International Bond
6.875% due 03/09/2017		$1,200	1,248

Majapahit Holding BV
7.250% due 10/17/2011		253	252
7.250% due 06/28/2017		400	385
7.875% due 06/29/2037		400	385

Total Indonesia (Cost $2,240)			2,270

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
KAZAKHSTAN 1.5%
Intergas Finance BV
6.375% due 05/14/2017		$300	$270
6.875% due 11/04/2011		600	582

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011		300	291

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		2,000	1,895

Total Kazakhstan (Cost $3,216)			3,038

MALAYSIA 0.4%
Malaysia Government International Bond
8.750% due 06/01/2009		$120	127

Petronas Capital Ltd.
7.000% due 05/22/2012		325	354

Tenaga Nasional Bhd.
7.500% due 11/01/2025		250	292

TNB Capital L Ltd.
5.250% due 05/05/2015		100	100

Total Malaysia (Cost $873)			873

MEXICO 6.8%
America Movil SAB de C.V.
5.500% due 03/01/2014		$1,350	1,348
5.750% due 01/15/2015		200	201
8.460% due 12/18/2036	MXN	5,400	467

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		$145	144

C5 Capital SPV Ltd.
6.196% due 12/31/2049		100	99

C8 Capital SPV Ltd.
6.640% due 12/29/2049		1,100	1,046

C10 Capital SPV Ltd.
6.722% due 12/31/2049		600	554

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015		1,500	1,519

Hipotecaria Su Casita S.A.
8.500% due 10/04/2016		100	103

Mexican Bonos
7.250% due 12/15/2016	MXN	8,600	743

Mexico Government International Bond
6.750% due 09/27/2034		$3,480	3,852
7.500% due 04/08/2033		2,460	2,940

Pemex Project Funding Master Trust
6.625% due 06/15/2035		250	265

Vitro SAB de C.V.
8.625% due 02/01/2012		150	142
9.125% due 02/01/2017		50	46

Total Mexico (Cost $13,330)			13,469

PAKISTAN 0.3%
Pakistan Government International Bond
7.125% due 03/31/2016		$650	552

Total Pakistan (Cost $642)			552

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
PANAMA 4.7%
Panama Government International Bond
6.700% due 01/26/2036		$600	$636
7.125% due 01/29/2026		2,165	2,392
7.250% due 03/15/2015		1,150	1,274
8.875% due 09/30/2027		780	1,018
9.375% due 07/23/2012		2,910	3,405
9.375% due 04/01/2029		200	274
9.625% due 02/08/2011		210	237

Total Panama (Cost $8,696)			9,236

PERU 1.8%
Peru Government International Bond
6.550% due 03/14/2037		$1,583	1,658
7.350% due 07/21/2025		500	573
8.375% due 05/03/2016		555	654
9.125% due 01/15/2008		650	650

Southern Copper Corp.
7.500% due 07/27/2035		100	106

Total Peru (Cost $3,491)			3,641

PHILIPPINES 2.3%
Philippine Government International Bond
8.375% due 02/15/2011		$3,600	3,888
8.875% due 03/17/2015		74	88
9.500% due 02/02/2030		400	538

Total Philippines (Cost $4,505)			4,514

QATAR 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$250	243

Total Qatar (Cost $250)			243

RUSSIA 20.7%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013		$8,910	10,143

Gaz Capital for Gazprom
5.440% due 11/02/2017	EUR	300	389
5.875% due 06/01/2015		200	275
6.212% due 11/22/2016		$1,200	1,154
7.288% due 08/16/2037		1,000	1,014
8.625% due 04/28/2034		3,000	3,765

Gazinvest Luxembourg S.A. for Gazprombank
7.250% due 10/30/2008		1,000	1,005

Gazprom International S.A.
7.201% due 02/01/2020		770	788

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	154
9.750% due 01/30/2008		500	500

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		190	181
7.175% due 05/16/2013		1,900	1,955

Russia Government International Bond
7.500% due 03/31/2030		10,083	11,566

Sistema Finance S.A.
10.250% due 04/14/2008		500	505

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	191
6.625% due 03/20/2017		1,700	1,556
7.500% due 07/18/2016		2,700	2,623

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012		$700	$705

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.375% due 10/22/2011		350	359

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	994

VTB Capital S.A.
5.494% due 08/01/2008		1,000	991
6.609% due 10/31/2012		300	296

Total Russia (Cost $41,391)			41,109

SOUTH AFRICA 1.6%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	579
5.875% due 05/30/2022		$1,430	1,458
6.500% due 06/02/2014		750	795
7.375% due 04/25/2012		310	337

Total South Africa (Cost $3,012)			3,169

SOUTH KOREA 0.1%
Industrial Bank of Korea
4.000% due 05/19/2014		$110	109

Korea Development Bank
5.750% due 09/10/2013		15	15

KT Corp.
4.875% due 07/15/2015		100	95

Total South Korea (Cost $223)			219

SWITZERLAND 0.2%
UBS AG
5.875% due 12/20/2017		$480	484

Total Switzerland (Cost $479)			484

TRINIDAD AND TOBAGO 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$700	699

Total Trinidad And Tobago (Cost $697)			699

TUNISIA 0.9%
Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	725
7.375% due 04/25/2012		$1,050	1,146

Total Tunisia (Cost $1,730)			1,871

UKRAINE 2.0%
Ukraine Government International Bond
4.950% due 10/13/2015	EUR	300	384
6.385% due 06/26/2012		$300	306
6.875% due 03/04/2011		700	716
7.650% due 06/11/2013		1,300	1,378
8.693% due 08/05/2009		1,150	1,184

Total Ukraine (Cost $3,872)			3,968

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
UNITED STATES 23.5%

CORPORATE BONDS & NOTES 2.4%
Citigroup Capital XXI
8.300% due 12/21/2057		$840	$880

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		52	56

Goldman Sachs Group, Inc.
6.750% due 10/01/2037		1,500	1,474

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		500	502

Morgan Stanley
5.950% due 12/28/2017		1,900	1,902

			4,814

U.S. GOVERNMENT AGENCIES 21.1%
Fannie Mae
5.500% due 06/01/2037 - 12/01/2037		19,500	19,481
6.000% due 01/01/2038		19,000	19,294
6.500% due 09/01/2037		2,982	3,066

			41,841

Total United States (Cost $46,320)			46,655

URUGUAY 1.8%
Uruguay Government International Bond
3.700% due 06/26/2037	UYU	4,631	198
5.000% due 09/14/2018 (b)		6,391	321
7.625% due 03/21/2036		$300	329
8.000% due 11/18/2022		2,122	2,387
9.250% due 05/17/2017		200	242

Total Uruguay (Cost $3,287)			3,477

VENEZUELA 5.7%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$1,350	962
5.375% due 04/12/2027		600	365

Venezuela Government International Bond
5.375% due 08/07/2010		3,850	3,629
5.750% due 02/26/2016		770	622
6.000% due 12/09/2020		1,900	1,439
6.180% due 04/20/2011		1,200	1,090
7.650% due 04/21/2025		325	279
8.500% due 10/08/2014		500	484
9.375% due 01/13/2034		350	349
10.750% due 09/19/2013		1,850	1,984

Total Venezuela (Cost $12,236)			11,203

VIETNAM 0.1%
Socialist Republic of Vietnam
6.875% due 01/15/2016		$100	106

Total Vietnam (Cost $99)			106

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

COMMERCIAL PAPER 4.1%
Citibank N.A.
5.940% due 02/01/2008	$2,100	$2,090

Danske Corp.
4.740% due 02/08/2008	5,100	5,075

Skandinaviska Enskilda Banken AB
4.730% due 02/08/2008	800	796

Swedbank AB
4.730% due 02/01/2008	200	199

		8,160

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 0.3%
Lehman Brothers, Inc.
1.000% due 01/02/2008	$400	$400
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $410. Repurchase proceeds are $400.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	172	172
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $176. Repurchase proceeds are $172.)

		572

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.4%
2.832% due 03/13/2008 (a)(c)(e)	$710	$703

Total Short-Term Instruments (Cost $9,438)		9,435

PURCHASED OPTIONS (g) 3.1%
(Cost $1,567)		6,082

Total Investments 111.0% (Cost $213,131)		$220,125

Written Options (h) (2.5%) (Premiums $1,650)		(5,046)

Other Assets and Liabilities (Net) (8.5%)		(16,758)

Net Assets (d) 100.0%		$198,321

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $495 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) As of December 31, 2007, portfolio securities with an aggregate value of $451 and derivative instruments with an aggregate depreciation of ($421) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $208 and cash of $1,245 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2009	16	$(6)
U.S. Treasury 2-Year Note March Futures	Short	03/2008	13	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	311	143
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	48	109

				$232

(f) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.360%	08/20/2011	$600	$14
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.700%	09/20/2011	1,000	13
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.400%	12/20/2011	500	1
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.320%	12/20/2016	1,000	23
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	0.940%	05/20/2011	2,500	(47)
Barclays Bank PLC	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.770%	09/20/2012	210	2
Barclays Bank PLC	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.920%	09/20/2012	1,000	18
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	1.650%	07/20/2011	800	(1)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.700%	03/20/2011	500	0
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.580%	12/20/2011	100	1
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.290%	12/20/2016	200	4
Citibank N.A.	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.770%	12/20/2017	700	(16)
Credit Suisse USA, Inc.	Multiple Reference Entities of Gazprom	Sell	1.000%	11/20/2008	1,000	(1)
Credit Suisse USA, Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	1.870%	10/20/2012	200	(1)
Deutsche Bank AG	Uruguay Government International Bond 7.875% due 01/15/2033	Sell	1.050%	01/20/2012	1,000	(8)
JPMorgan Chase & Co.	CEMEX SAB de C.V. 9.625% due 10/01/2009	Sell	1.050%	12/20/2016	500	(25)
JPMorgan Chase & Co.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.050%	09/20/2011	750	19
JPMorgan Chase & Co.	Mexico Government International Bond 11.500% due 05/15/2026	Sell	2.840%	01/04/2013	1,600	177
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.500%	04/20/2016	1,000	(22)
JPMorgan Chase & Co.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	1.130%	04/20/2016	1,400	21
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.020%	07/20/2013	290	16
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.510%	08/20/2016	500	11
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.470%	09/20/2017	2,000	30

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.520%	12/20/2011	$1,000	$6
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.330%	03/20/2016	1,000	(31)
Lehman Brothers, Inc.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	0.800%	07/20/2011	261	2
Lehman Brothers, Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	2.550%	03/20/2014	350	33
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.400%	05/20/2012	1,000	(27)
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	2.060%	05/20/2017	400	(24)
Merrill Lynch & Co., Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	3.160%	10/02/2013	450	55
Merrill Lynch & Co., Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	2.310%	01/21/2014	525	44
Merrill Lynch & Co., Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.500%	01/20/2012	500	(6)
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.100%	08/20/2016	250	16
Morgan Stanley	Colombia Government International Bond 10.375% due 01/28/2033	Sell	0.760%	03/20/2010	250	1
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.320%	12/20/2008	3,000	4
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.350%	08/20/2016	1,000	(31)
Morgan Stanley	Peru Government International Bond 8.750% due 11/21/2033	Sell	1.220%	10/20/2011	500	7
Morgan Stanley	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.770%	09/20/2012	40	0
Morgan Stanley	Philippines Government International Bond 10.625% due 03/16/2025	Sell	2.440%	09/20/2017	800	22
Morgan Stanley	RSHB Capital S.A. for OJSC Russian Agricultural Bank 7.175% due 05/16/2013	Sell	2.000%	10/20/2012	400	(5)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.600%	01/20/2012	100	(1)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.590%	04/20/2012	500	(9)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.525%	12/20/2011	1,400	9
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.385%	09/20/2016	200	6
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.480%	09/20/2016	1,000	35
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.345%	12/20/2016	100	3
UBS Warburg LLC	Colombia Government International Bond 10.375% due 01/28/2033	Sell	1.070%	01/20/2012	1,000	4
UBS Warburg LLC	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.695%	01/20/2017	300	(2)
UBS Warburg LLC	Multiple Reference Entities of Gazprom	Sell	0.945%	10/20/2011	2,500	(52)
UBS Warburg LLC	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.790%	09/20/2012	160	2
UBS Warburg LLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.480%	03/20/2012	1,000	(19)

						$271

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Barclays Bank PLC	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	$8,000	$(7)
Deutsche Bank AG	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	2,800	(30)
Lehman Brothers, Inc.	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	500	(7)

						$(44)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse USA, Inc.	6-Month Australian Bank Bill	Pay	7.250%	06/15/2013	AUD	1,900	$(24)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	7,400	(211)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		7,000	(174)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	13.840%	01/04/2010		4,600	78
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		2,900	(13)
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		3,100	9
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		4,300	(64)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		3,100	(46)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.780%	08/03/2016	MXN	3,400	5
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.770%	08/03/2016		3,400	5
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		45,100	(53)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.900%	09/22/2016		22,000	41
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.865%	09/12/2016		5,000	9
JPMorgan Chase & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.910%	07/26/2016		13,000	28
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	9.920%	08/12/2015		2,000	15

							$(395)

(g) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$293,000	$1,567	$6,082

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(h) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	132	$105	$376
Put - CBOT U.S. Treasury 10-Year Note March Futures	107.000	02/22/2008	132	45	6

				$150	$382

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$128,000	$1,500	$4,664

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.500%	01/01/2038	$3,000	$3,083	$3,084

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	6,420	03/2008	$483	$0	$483
Sell		21,972	03/2008	0	(892)	(892)
Buy		5,208	07/2008	261	0	261
Sell		3,072	07/2008	9	(32)	(23)
Buy	CLP	50,032	03/2008	6	0	6
Buy		431,979	07/2008	0	(7)	(7)
Buy	CNY	6,449	01/2008	11	0	11
Sell		6,449	01/2008	0	(4)	(4)
Buy		1,940	07/2008	5	0	5
Buy		6,228	10/2008	1	0	1
Buy	COP	1,403,382	03/2008	52	0	52
Sell		1,403,382	03/2008	0	(6)	(6)
Buy	CZK	861	03/2008	6	0	6
Sell	EUR	2,976	01/2008	7	0	7
Buy	IDR	3,359,122	01/2008	1	0	1
Buy		15,070,689	05/2008	2	(54)	(52)
Buy	ILS	85	11/2008	0	0	0
Buy	INR	9,124	05/2008	12	0	12
Sell		9,124	05/2008	0	(3)	(3)
Buy	KRW	17,161	01/2008	0	0	0
Buy		274,011	05/2008	1	(1)	0
Buy		367,204	08/2008	0	(7)	(7)
Buy	MXN	2,185	03/2008	5	0	5
Buy		17,617	07/2008	0	(21)	(21)
Buy	MYR	557	08/2008	5	0	5
Buy	PLN	358	03/2008	15	0	15
Buy		5,369	07/2008	85	0	85
Buy	RUB	121,791	07/2008	80	0	80
Buy	SGD	286	02/2008	7	0	7
Buy		388	05/2008	11	0	11
Buy		438	08/2008	4	0	4
Buy	SKK	1,079	03/2008	3	0	3
Buy	ZAR	13,103	07/2008	0	(52)	(52)

				$1,072	$(1,079)	$(7)

See Accompanying Notes	Annual Report	December 31, 2007	13

Notes to Financial Statements

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and

14	PIMCO Variable Insurance Trust

December 31, 2007

takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
CZK	Czech Koruna	SGD	Singapore Dollar
EUR	Euro	SKK	Slovakia Koruna
IDR	Indonesian Rupiah	UYU	Uruguay Peso
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are

16	PIMCO Variable Insurance Trust

December 31, 2007

made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$70,999	$29,700	$217,049	$224,036

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	0	$0	$0
Sales	264	128,000	1,650
Closing Buys	0	0	0
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	264	$128,000	$1,650

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	4,268	$59,319	7,144	$97,460
Advisor Class	126	1,745	36	481
Issued as reinvestment of distributions
Administrative Class	1,106	15,302	865	11,892
Advisor Class	5	77	1	14
Cost of shares redeemed
Administrative Class	(5,854)	(81,569)	(2,902)	(39,361)
Advisor Class	(32)	(441)	(3)	(38)
Net increase (decrease) resulting from Portfolio share transactions	(381)	$(5,567)	5,141	$70,448

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	96
Advisor Class	2	93

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

18	PIMCO Variable Insurance Trust

December 31, 2007

The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in

10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio is subject to local taxes in Brazil and Peru. The Brazilian tax, Contribuicao Provisoria sobre Movimentacao Financiera (“CPMF”), is 0.38% and is applicable for all fixed income settlements and all foreign exchange transactions relating to fixed income trade settlements. The Peruvian tax, Financial Transaction Tax (“FTT”), is 0.08% and is applicable for all cash movements. The CPMF and FTT are recorded as components of net realized gain (loss) on investments on the Statement of Operations. During the period ended December 31, 2007, the Portfolio incurred $44,750 in CPMF and FTT costs.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 6,440	$ 3,376	$ 3,245	$ (1,319)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 213,528	$ 9,797	$ (3,200)	$ 6,597

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 12,958	$ 2,421	$ 0
12/31/2006	11,658	248	0

(4) Includes short-term capital gains, if any, distributed.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	21

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	23

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

United States	21.2%
Russia	18.7%
Brazil	15.2%
Mexico	6.1%
Venezuela	5.1%
Other	33.7%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (03/31/06)
PIMCO Emerging Markets Bond Portfolio Advisor Class	5.70%	8.01%
JPMorgan Emerging Markets Bond Index Global±	6.28%	8.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index Global is an unmanaged index which tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,041.87	$1,019.66
Expenses Paid During Period†	$5.66	$5.60

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»

An overweight position in Brazil benefited performance. The JPMorgan Emerging Markets Bond Index Global Brazil sub-index returned 9.13% for 2007, outperforming the overall emerging market bond sector, represented by the JPMorgan Emerging Markets Bond Index Global, which returned 6.28% for the same time period.

»	An underweight to Venezuela helped relative performance. The JPMorgan Emerging Markets Bond Index Global Venezuela sub-index declined 11.15% for the twelve-month period.

»

An overweight position in Russia helped relative performance. However, emphasizing Russian corporate bonds detracted from performance in the second half of the year, as corporates underperformed sovereign bonds in the third and fourth quarters of 2007.

»	A tactical allocation in emerging markets currencies benefited performance as these currencies strengthened against the U.S. dollar over the past twelve months.

»	Off-benchmark allocations to Brazil local rates weighed on the Portfolio’s performance in the second half of the year, as Brazil local yields rose.

»

An underweight to Ecuador detracted from performance as spreads on the JPMorgan Emerging Markets Bond Index Global Ecuador sub-index tightened by 3.06% on a twelve-month basis as measured against comparable ten-year U.S. Treasuries.

»

An underweight to Turkey detracted from performance. The JPMorgan Emerging Markets Bond Index Global Turkey sub-index returned 10.20% for the past twelve months, outperforming the overall emerging market bond sector, represented by the JPMorgan Emerging Markets Bond Index Global.

4	PIMCO Variable Insurance Trust

Financial Highlights  Emerging Markets Bond Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$13.96	$13.59
Net investment income (a)	0.73	0.52
Net realized/unrealized gain on investments	0.05	0.58
Total income from investment operations	0.78	1.10
Dividends from net investment income	(0.79)	(0.54)
Distributions from net realized capital gains	(0.28)	(0.19)
Total distributions	(1.07)	(0.73)
Net asset value end of year or period	$13.67	$13.96
Total return	5.70%	8.30%
Net assets end of year or period (000s)	$1,824	$469
Ratio of expenses to average net assets	1.10%	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%*
Ratio of net investment income to average net assets	5.28%	4.99%*
Portfolio turnover rate	145%	283%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$219,553
Repurchase agreements, at value	572
Deposits with brokers for open futures contracts	1,245
Foreign currency, at value	302
Receivable for investments sold	3,110
Receivable for Portfolio shares sold	123
Interest and dividends receivable	3,829
Variation margin receivable	162
Swap premiums paid	153
Unrealized appreciation on foreign currency contracts	1,072
Unrealized appreciation on swap agreements	789
230,910

Liabilities:
Payable for investments purchased	$19,183
Payable for investments purchased on a delayed-delivery basis	2,529
Payable for Portfolio shares redeemed	240
Payable for short sales	3,084
Written options outstanding	5,046
Accrued investment advisory fee	73
Accrued administrative fee	65
Accrued distribution fee	1
Accrued servicing fee	23
Swap premiums received	309
Unrealized depreciation on foreign currency contracts	1,079
Unrealized depreciation on swap agreements	957
32,589

Net Assets	$198,321

Net Assets Consist of:
Paid in capital	$186,579
Undistributed net investment income	2,545
Accumulated undistributed net realized gain	5,516
Net unrealized appreciation	3,681
$198,321

Net Assets:
Administrative Class	$196,497
Advisor Class	1,824

Shares Issued and Outstanding:
Administrative Class	14,373
Advisor Class	133

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.67
Advisor Class	13.67

Cost of Investments Owned	$212,559
Cost of Repurchase Agreements Owned	$572
Cost of Foreign Currency Held	$304
Proceeds Received on Short Sales	$3,083
Premiums Received on Written Options	$1,650

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Emerging Markets Bond Portfolio

(Amounts In Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$12,567
Total Income	12,567

Expenses:
Investment advisory fees	891
Administrative fees	792
Servicing fees – Administrative Class	296
Distribution and/or servicing fees – Advisor Class	2
Trustees’ fees	4
Interest expense	7
Total Expenses	1,992

Net Investment Income	10,575

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,313
Net realized gain on futures contracts, written options and swaps	2,526
Net realized gain on foreign currency transactions	346
Net change in unrealized (depreciation) on investments	(496)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(5,683)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(81)
Net Gain	925

Net Increase in Net Assets Resulting from Operations	$11,500

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,575	$8,825
Net realized gain	7,185	4,766
Net change in unrealized appreciation (depreciation)	(6,260)	2,492
Net increase resulting from operations	11,500	16,083

Distributions to Shareholders:
From net investment income
Administrative Class	(11,394)	(9,150)
Advisor Class	(47)	(8)
From net realized capital gains
Administrative Class	(3,908)	(2,742)
Advisor Class	(30)	(6)

Total Distributions	(15,379)	(11,906)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	59,319	97,460
Advisor Class	1,745	481
Issued as reinvestment of distributions
Administrative Class	15,302	11,892
Advisor Class	77	14
Cost of shares redeemed
Administrative Class	(81,569)	(39,361)
Advisor Class	(441)	(38)
Net increase (decrease) resulting from Portfolio share transactions	(5,567)	70,448

Total Increase (Decrease) in Net Assets	(9,446)	74,625

Net Assets:
Beginning of year	207,767	133,142
End of year*	$198,321	$207,767

*Including undistributed net investment income of:	$2,545	$2,343

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ARGENTINA 3.0%
Argentina Bonos
5.389% due 08/03/2012		$10,690	$5,900

Total Argentina (Cost $6,254)			5,900

BERMUDA 0.3%
BW Group Ltd.
6.625% due 06/28/2017		$480	504

Total Bermuda (Cost $478)			504

BRAZIL 16.9%
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017	BRL	7,490	3,523

Brazilian Government International Bond
7.125% due 01/20/2037		$870	985
7.875% due 03/07/2015		3,625	4,102
8.250% due 01/20/2034		5,190	6,578
8.750% due 02/04/2025		1,700	2,159
8.875% due 04/15/2024		350	447
10.250% due 01/10/2028	BRL	1,100	600
12.500% due 01/05/2016		500	308

Brazilian Government International CPI Linked Bond
6.000% due 05/15/2017		1,100	942
10.000% due 01/01/2012		15,180	7,762

CSN Islands VII Corp.
10.750% due 09/12/2008		$200	207

Embraer Overseas Ltd.
6.375% due 01/24/2017		300	285

Empresa Energetica de Sergipe and Sociedade Anonima de Eletrificaao da Paraiba
10.500% due 07/19/2013		200	231

GTL Trade Finance, Inc.
7.250% due 10/20/2017		400	407

ISA Capital do Brasil S.A.
7.875% due 01/30/2012		300	307
8.800% due 01/30/2017		700	723

Vale Overseas Ltd.
6.250% due 01/23/2017		500	504
6.875% due 11/21/2036		1,700	1,728
8.250% due 01/17/2034		1,500	1,744

Total Brazil (Cost $31,296)			33,542

CAYMAN ISLANDS 0.1%
Petrobras International Finance Co.
6.125% due 10/06/2016		$250	256

Total Cayman Islands (Cost $242)			256

CHILE 1.3%
CODELCO, Inc.
5.625% due 09/21/2035		$200	184
6.150% due 10/24/2036		2,200	2,183

Empresa Nacional de Electricidad S.A.
8.350% due 08/01/2013		200	227

Total Chile (Cost $2,714)			2,594

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CHINA 0.6%
Citic Resources Finance Ltd.
6.750% due 05/15/2014		$200	$188

Export-Import Bank of China
4.875% due 07/21/2015		550	537

Sino-Forest Corp.
9.125% due 08/17/2011		500	526

Total China (Cost $1,269)			1,251

COLOMBIA 3.6%
Colombia Government International Bond
7.375% due 01/27/2017		$1,500	1,650
7.375% due 09/18/2037		930	1,037
8.250% due 12/22/2014		2,825	3,234
10.000% due 01/23/2012		100	117
10.375% due 01/28/2033		225	337
10.750% due 01/15/2013		400	493
12.000% due 10/22/2015	COP	457,000	253

Total Colombia (Cost $6,721)			7,121

EGYPT 0.2%
Petroleum Export Ltd.
5.265% due 06/15/2011		$453	450

Total Egypt (Cost $451)			450

EL SALVADOR 0.4%
AES El Salvador Trust
6.750% due 02/01/2016		$700	698

El Salvador Government International Bond
8.500% due 07/25/2011		150	164

Total El Salvador (Cost $843)			862

GUATEMALA 0.3%
Guatemala Government Bond
9.250% due 08/01/2013		$570	658

Total Guatemala (Cost $570)			658

INDIA 0.3%
ICICI Bank Ltd.
5.750% due 01/12/2012		$700	674

Total India (Cost $699)			674

INDONESIA 1.2%
Indonesia Government International Bond
6.875% due 03/09/2017		$1,200	1,248

Majapahit Holding BV
7.250% due 10/17/2011		253	252
7.250% due 06/28/2017		400	385
7.875% due 06/29/2037		400	385

Total Indonesia (Cost $2,240)			2,270

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
KAZAKHSTAN 1.5%
Intergas Finance BV
6.375% due 05/14/2017		$300	$270
6.875% due 11/04/2011		600	582

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011		300	291

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		2,000	1,895

Total Kazakhstan (Cost $3,216)			3,038

MALAYSIA 0.4%
Malaysia Government International Bond
8.750% due 06/01/2009		$120	127

Petronas Capital Ltd.
7.000% due 05/22/2012		325	354

Tenaga Nasional Bhd.
7.500% due 11/01/2025		250	292

TNB Capital L Ltd.
5.250% due 05/05/2015		100	100

Total Malaysia (Cost $873)			873

MEXICO 6.8%
America Movil SAB de C.V.
5.500% due 03/01/2014		$1,350	1,348
5.750% due 01/15/2015		200	201
8.460% due 12/18/2036	MXN	5,400	467

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		$145	144

C5 Capital SPV Ltd.
6.196% due 12/31/2049		100	99

C8 Capital SPV Ltd.
6.640% due 12/29/2049		1,100	1,046

C10 Capital SPV Ltd.
6.722% due 12/31/2049		600	554

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015		1,500	1,519

Hipotecaria Su Casita S.A.
8.500% due 10/04/2016		100	103

Mexican Bonos
7.250% due 12/15/2016	MXN	8,600	743

Mexico Government International Bond
6.750% due 09/27/2034		$3,480	3,852
7.500% due 04/08/2033		2,460	2,940

Pemex Project Funding Master Trust
6.625% due 06/15/2035		250	265

Vitro SAB de C.V.
8.625% due 02/01/2012		150	142
9.125% due 02/01/2017		50	46

Total Mexico (Cost $13,330)			13,469

PAKISTAN 0.3%
Pakistan Government International Bond
7.125% due 03/31/2016		$650	552

Total Pakistan (Cost $642)			552

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
PANAMA 4.7%
Panama Government International Bond
6.700% due 01/26/2036		$600	$636
7.125% due 01/29/2026		2,165	2,392
7.250% due 03/15/2015		1,150	1,274
8.875% due 09/30/2027		780	1,018
9.375% due 07/23/2012		2,910	3,405
9.375% due 04/01/2029		200	274
9.625% due 02/08/2011		210	237

Total Panama (Cost $8,696)			9,236

PERU 1.8%
Peru Government International Bond
6.550% due 03/14/2037		$1,583	1,658
7.350% due 07/21/2025		500	573
8.375% due 05/03/2016		555	654
9.125% due 01/15/2008		650	650

Southern Copper Corp.
7.500% due 07/27/2035		100	106

Total Peru (Cost $3,491)			3,641

PHILIPPINES 2.3%
Philippine Government International Bond
8.375% due 02/15/2011		$3,600	3,888
8.875% due 03/17/2015		74	88
9.500% due 02/02/2030		400	538

Total Philippines (Cost $4,505)			4,514

QATAR 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$250	243

Total Qatar (Cost $250)			243

RUSSIA 20.7%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013		$8,910	10,143

Gaz Capital for Gazprom
5.440% due 11/02/2017	EUR	300	389
5.875% due 06/01/2015		200	275
6.212% due 11/22/2016		$1,200	1,154
7.288% due 08/16/2037		1,000	1,014
8.625% due 04/28/2034		3,000	3,765

Gazinvest Luxembourg S.A. for Gazprombank
7.250% due 10/30/2008		1,000	1,005

Gazprom International S.A.
7.201% due 02/01/2020		770	788

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	154
9.750% due 01/30/2008		500	500

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		190	181
7.175% due 05/16/2013		1,900	1,955

Russia Government International Bond
7.500% due 03/31/2030		10,083	11,566

Sistema Finance S.A.
10.250% due 04/14/2008		500	505

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	191
6.625% due 03/20/2017		1,700	1,556
7.500% due 07/18/2016		2,700	2,623

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012		$700	$705

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.375% due 10/22/2011		350	359

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	994

VTB Capital S.A.
5.494% due 08/01/2008		1,000	991
6.609% due 10/31/2012		300	296

Total Russia (Cost $41,391)			41,109

SOUTH AFRICA 1.6%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	579
5.875% due 05/30/2022		$1,430	1,458
6.500% due 06/02/2014		750	795
7.375% due 04/25/2012		310	337

Total South Africa (Cost $3,012)			3,169

SOUTH KOREA 0.1%
Industrial Bank of Korea
4.000% due 05/19/2014		$110	109

Korea Development Bank
5.750% due 09/10/2013		15	15

KT Corp.
4.875% due 07/15/2015		100	95

Total South Korea (Cost $223)			219

SWITZERLAND 0.2%
UBS AG
5.875% due 12/20/2017		$480	484

Total Switzerland (Cost $479)			484

TRINIDAD AND TOBAGO 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$700	699

Total Trinidad And Tobago (Cost $697)			699

TUNISIA 0.9%
Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	725
7.375% due 04/25/2012		$1,050	1,146

Total Tunisia (Cost $1,730)			1,871

UKRAINE 2.0%
Ukraine Government International Bond
4.950% due 10/13/2015	EUR	300	384
6.385% due 06/26/2012		$300	306
6.875% due 03/04/2011		700	716
7.650% due 06/11/2013		1,300	1,378
8.693% due 08/05/2009		1,150	1,184

Total Ukraine (Cost $3,872)			3,968

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
UNITED STATES 23.5%

CORPORATE BONDS & NOTES 2.4%
Citigroup Capital XXI
8.300% due 12/21/2057		$840	$880

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		52	56

Goldman Sachs Group, Inc.
6.750% due 10/01/2037		1,500	1,474

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		500	502

Morgan Stanley
5.950% due 12/28/2017		1,900	1,902

			4,814

U.S. GOVERNMENT AGENCIES 21.1%
Fannie Mae
5.500% due 06/01/2037 - 12/01/2037		19,500	19,481
6.000% due 01/01/2038		19,000	19,294
6.500% due 09/01/2037		2,982	3,066

			41,841

Total United States (Cost $46,320)			46,655

URUGUAY 1.8%
Uruguay Government International Bond
3.700% due 06/26/2037	UYU	4,631	198
5.000% due 09/14/2018 (b)		6,391	321
7.625% due 03/21/2036		$300	329
8.000% due 11/18/2022		2,122	2,387
9.250% due 05/17/2017		200	242

Total Uruguay (Cost $3,287)			3,477

VENEZUELA 5.7%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$1,350	962
5.375% due 04/12/2027		600	365

Venezuela Government International Bond
5.375% due 08/07/2010		3,850	3,629
5.750% due 02/26/2016		770	622
6.000% due 12/09/2020		1,900	1,439
6.180% due 04/20/2011		1,200	1,090
7.650% due 04/21/2025		325	279
8.500% due 10/08/2014		500	484
9.375% due 01/13/2034		350	349
10.750% due 09/19/2013		1,850	1,984

Total Venezuela (Cost $12,236)			11,203

VIETNAM 0.1%
Socialist Republic of Vietnam
6.875% due 01/15/2016		$100	106

Total Vietnam (Cost $99)			106

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

COMMERCIAL PAPER 4.1%
Citibank N.A.
5.940% due 02/01/2008	$2,100	$2,090

Danske Corp.
4.740% due 02/08/2008	5,100	5,075

Skandinaviska Enskilda Banken AB
4.730% due 02/08/2008	800	796

Swedbank AB
4.730% due 02/01/2008	200	199

		8,160

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 0.3%
Lehman Brothers, Inc.
1.000% due 01/02/2008	$400	$400
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $410. Repurchase proceeds are $400.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	172	172
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $176. Repurchase proceeds are $172.)

		572

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.4%
2.832% due 03/13/2008 (a)(c)(e)	$710	$703

Total Short-Term Instruments (Cost $9,438)		9,435

PURCHASED OPTIONS (g) 3.1%
(Cost $1,567)		6,082

Total Investments 111.0% (Cost $213,131)		$220,125

Written Options (h) (2.5%) (Premiums $1,650)		(5,046)

Other Assets and Liabilities (Net) (8.5%)		(16,758)

Net Assets (d) 100.0%		$198,321

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $495 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) As of December 31, 2007, portfolio securities with an aggregate value of $451 and derivative instruments with an aggregate depreciation of ($421) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $208 and cash of $1,245 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2009	16	$(6)
U.S. Treasury 2-Year Note March Futures	Short	03/2008	13	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	311	143
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	48	109

				$232

(f) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.360%	08/20/2011	$600	$14
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.700%	09/20/2011	1,000	13
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.400%	12/20/2011	500	1
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.320%	12/20/2016	1,000	23
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	0.940%	05/20/2011	2,500	(47)
Barclays Bank PLC	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.770%	09/20/2012	210	2
Barclays Bank PLC	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.920%	09/20/2012	1,000	18
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	1.650%	07/20/2011	800	(1)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.700%	03/20/2011	500	0
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.580%	12/20/2011	100	1
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.290%	12/20/2016	200	4
Citibank N.A.	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.770%	12/20/2017	700	(16)
Credit Suisse USA, Inc.	Multiple Reference Entities of Gazprom	Sell	1.000%	11/20/2008	1,000	(1)
Credit Suisse USA, Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	1.870%	10/20/2012	200	(1)
Deutsche Bank AG	Uruguay Government International Bond 7.875% due 01/15/2033	Sell	1.050%	01/20/2012	1,000	(8)
JPMorgan Chase & Co.	CEMEX SAB de C.V. 9.625% due 10/01/2009	Sell	1.050%	12/20/2016	500	(25)
JPMorgan Chase & Co.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.050%	09/20/2011	750	19
JPMorgan Chase & Co.	Mexico Government International Bond 11.500% due 05/15/2026	Sell	2.840%	01/04/2013	1,600	177
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.500%	04/20/2016	1,000	(22)
JPMorgan Chase & Co.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	1.130%	04/20/2016	1,400	21
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.020%	07/20/2013	290	16
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.510%	08/20/2016	500	11
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.470%	09/20/2017	2,000	30

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.520%	12/20/2011	$1,000	$6
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.330%	03/20/2016	1,000	(31)
Lehman Brothers, Inc.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	0.800%	07/20/2011	261	2
Lehman Brothers, Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	2.550%	03/20/2014	350	33
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.400%	05/20/2012	1,000	(27)
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	2.060%	05/20/2017	400	(24)
Merrill Lynch & Co., Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	3.160%	10/02/2013	450	55
Merrill Lynch & Co., Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	2.310%	01/21/2014	525	44
Merrill Lynch & Co., Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.500%	01/20/2012	500	(6)
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.100%	08/20/2016	250	16
Morgan Stanley	Colombia Government International Bond 10.375% due 01/28/2033	Sell	0.760%	03/20/2010	250	1
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.320%	12/20/2008	3,000	4
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.350%	08/20/2016	1,000	(31)
Morgan Stanley	Peru Government International Bond 8.750% due 11/21/2033	Sell	1.220%	10/20/2011	500	7
Morgan Stanley	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.770%	09/20/2012	40	0
Morgan Stanley	Philippines Government International Bond 10.625% due 03/16/2025	Sell	2.440%	09/20/2017	800	22
Morgan Stanley	RSHB Capital S.A. for OJSC Russian Agricultural Bank 7.175% due 05/16/2013	Sell	2.000%	10/20/2012	400	(5)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.600%	01/20/2012	100	(1)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.590%	04/20/2012	500	(9)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.525%	12/20/2011	1,400	9
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.385%	09/20/2016	200	6
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.480%	09/20/2016	1,000	35
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.345%	12/20/2016	100	3
UBS Warburg LLC	Colombia Government International Bond 10.375% due 01/28/2033	Sell	1.070%	01/20/2012	1,000	4
UBS Warburg LLC	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.695%	01/20/2017	300	(2)
UBS Warburg LLC	Multiple Reference Entities of Gazprom	Sell	0.945%	10/20/2011	2,500	(52)
UBS Warburg LLC	Philippines Government International Bond 10.625% due 03/16/2025	Sell	1.790%	09/20/2012	160	2
UBS Warburg LLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.480%	03/20/2012	1,000	(19)

						$271

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Barclays Bank PLC	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	$8,000	$(7)
Deutsche Bank AG	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	2,800	(30)
Lehman Brothers, Inc.	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	500	(7)

						$(44)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse USA, Inc.	6-Month Australian Bank Bill	Pay	7.250%	06/15/2013	AUD	1,900	$(24)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	7,400	(211)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		7,000	(174)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	13.840%	01/04/2010		4,600	78
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		2,900	(13)
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		3,100	9
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		4,300	(64)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		3,100	(46)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.780%	08/03/2016	MXN	3,400	5
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.770%	08/03/2016		3,400	5
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		45,100	(53)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.900%	09/22/2016		22,000	41
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.865%	09/12/2016		5,000	9
JPMorgan Chase & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.910%	07/26/2016		13,000	28
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	9.920%	08/12/2015		2,000	15

							$(395)

(g) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$293,000	$1,567	$6,082

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(h) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	132	$105	$376
Put - CBOT U.S. Treasury 10-Year Note March Futures	107.000	02/22/2008	132	45	6

				$150	$382

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$128,000	$1,500	$4,664

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.500%	01/01/2038	$3,000	$3,083	$3,084

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	6,420	03/2008	$483	$0	$483
Sell		21,972	03/2008	0	(892)	(892)
Buy		5,208	07/2008	261	0	261
Sell		3,072	07/2008	9	(32)	(23)
Buy	CLP	50,032	03/2008	6	0	6
Buy		431,979	07/2008	0	(7)	(7)
Buy	CNY	6,449	01/2008	11	0	11
Sell		6,449	01/2008	0	(4)	(4)
Buy		1,940	07/2008	5	0	5
Buy		6,228	10/2008	1	0	1
Buy	COP	1,403,382	03/2008	52	0	52
Sell		1,403,382	03/2008	0	(6)	(6)
Buy	CZK	861	03/2008	6	0	6
Sell	EUR	2,976	01/2008	7	0	7
Buy	IDR	3,359,122	01/2008	1	0	1
Buy		15,070,689	05/2008	2	(54)	(52)
Buy	ILS	85	11/2008	0	0	0
Buy	INR	9,124	05/2008	12	0	12
Sell		9,124	05/2008	0	(3)	(3)
Buy	KRW	17,161	01/2008	0	0	0
Buy		274,011	05/2008	1	(1)	0
Buy		367,204	08/2008	0	(7)	(7)
Buy	MXN	2,185	03/2008	5	0	5
Buy		17,617	07/2008	0	(21)	(21)
Buy	MYR	557	08/2008	5	0	5
Buy	PLN	358	03/2008	15	0	15
Buy		5,369	07/2008	85	0	85
Buy	RUB	121,791	07/2008	80	0	80
Buy	SGD	286	02/2008	7	0	7
Buy		388	05/2008	11	0	11
Buy		438	08/2008	4	0	4
Buy	SKK	1,079	03/2008	3	0	3
Buy	ZAR	13,103	07/2008	0	(52)	(52)

				$1,072	$(1,079)	$(7)

See Accompanying Notes	Annual Report	December 31, 2007	13

Notes to Financial Statements

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and

14	PIMCO Variable Insurance Trust

December 31, 2007

takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
CZK	Czech Koruna	SGD	Singapore Dollar
EUR	Euro	SKK	Slovakia Koruna
IDR	Indonesian Rupiah	UYU	Uruguay Peso
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are

16	PIMCO Variable Insurance Trust

December 31, 2007

made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$70,999	$29,700	$217,049	$224,036

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	0	$0	$0
Sales	264	128,000	1,650
Closing Buys	0	0	0
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	264	$128,000	$1,650

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	4,268	$59,319	7,144	$97,460
Advisor Class	126	1,745	36	481
Issued as reinvestment of distributions
Administrative Class	1,106	15,302	865	11,892
Advisor Class	5	77	1	14
Cost of shares redeemed
Administrative Class	(5,854)	(81,569)	(2,902)	(39,361)
Advisor Class	(32)	(441)	(3)	(38)
Net increase (decrease) resulting from Portfolio share transactions	(381)	$(5,567)	5,141	$70,448

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	96
Advisor Class	2	93

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

18	PIMCO Variable Insurance Trust

December 31, 2007

The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in

10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio is subject to local taxes in Brazil and Peru. The Brazilian tax, Contribuicao Provisoria sobre Movimentacao Financiera (“CPMF”), is 0.38% and is applicable for all fixed income settlements and all foreign exchange transactions relating to fixed income trade settlements. The Peruvian tax, Financial Transaction Tax (“FTT”), is 0.08% and is applicable for all cash movements. The CPMF and FTT are recorded as components of net realized gain (loss) on investments on the Statement of Operations. During the period ended December 31, 2007, the Portfolio incurred $44,750 in CPMF and FTT costs.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 6,440	$ 3,376	$ 3,245	$ (1,319)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 213,528	$ 9,797	$ (3,200)	$ 6,597

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 12,958	$ 2,421	$ 0
12/31/2006	11,658	248	0

(4) Includes short-term capital gains, if any, distributed.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	21

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	23

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio (U.S. Dollar-Hedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

United States	52.4%
Japan	10.5%
France	8.9%
United Kingdom	8.8%
Germany	6.7%
Other	12.7%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (02/16/99)*
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	3.62%	3.75%	4.71%
JPMorgan Government Bond Indices Global ex-U.S. Index Hedged in USD±	5.06%	4.18%	5.14%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan Government Bond Indices Global ex-U.S. Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,043.29	$1,020.67
Expenses Paid During Period†	$4.64	$4.58

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An overweight to U.S. duration and a curve steepening bias in the second half of the year contributed to returns as U.S. yields fell and the curve steepened over the year.

»	An overweight to U.K. duration and a curve steepening bias contributed to returns as U.K. yields fell and the curve steepened over the year.

»	An overweight to Eurozone duration was negative for performance as Eurozone yields rose.

»	An underweight to Japanese bonds from June through August was negative for performance as Japanese yields declined during that time period.

»	An overweight to mortgage-backed securities was negative for performance as mortgage-backed securities underperformed U.S. Treasuries over the year.

»

A long position in emerging market currencies, such as the Chinese renminbi, the Russian ruble, and the Brazilian real, versus the U.S. dollar added to returns as these currencies appreciated versus the U.S. dollar in 2007.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$10.10	$10.34	$10.15	$10.03	$10.07
Net investment income (a)	0.35	0.36	0.28	0.23	0.26
Net realized/unrealized gain (loss) on investments	0.01	(0.14)	0.24	0.33	(0.03)
Total income from investment operations	0.36	0.22	0.52	0.56	0.23
Dividends from net investment income	(0.34)	(0.33)	(0.25)	(0.21)	(0.27)
Distributions from net realized capital gains	0.00	(0.13)	(0.08)	(0.23)	0.00
Total distributions	(0.34)	(0.46)	(0.33)	(0.44)	(0.27)
Net asset value end of year	$10.12	$10.10	$10.34	$10.15	$10.03
Total return	3.62%	2.19%	5.15%	5.56%	2.26%
Net assets end of year (000s)	$68,312	$61,193	$49,640	$38,141	$32,355
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.93%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.49%	3.55%	2.70%	2.26%	2.53%
Portfolio turnover rate	621%	281%	453%	515%	600%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$111,020
Repurchase agreements, at value	573
Cash	11
Deposits with brokers for open futures contracts	485
Foreign currency, at value	497
Receivable for investments sold	13,389
Receivable for investments sold on a delayed-delivery basis	3,909
Receivable for Portfolio shares sold	24
Interest and dividends receivable	920
Variation margin receivable	76
Swap premiums paid	810
Unrealized appreciation on foreign currency contracts	458
Unrealized appreciation on swap agreements	1,293
133,465

Liabilities:
Payable for investments purchased	$36,841
Payable for investments purchased on a delayed-delivery basis	16,017
Payable for Portfolio shares redeemed	351
Payable for short sales	9,758
Written options outstanding	277
Accrued investment advisory fee	14
Accrued administrative fee	28
Accrued servicing fee	8
Variation margin payable	49
Swap premiums received	666
Unrealized depreciation on foreign currency contracts	135
Unrealized depreciation on swap agreements	994
65,138

Net Assets	$68,327

Net Assets Consist of:
Paid in capital	$68,132
(Overdistributed) net investment income	(1,253)
Accumulated undistributed net realized (loss)	(874)
Net unrealized appreciation	2,322
$68,327

Net Assets:
Institutional Class	$15
Administrative Class	68,312

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	6,752

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.12
Administrative Class	10.12

Cost of Investments Owned	$109,278
Cost of Repurchase Agreements Owned	$573
Cost of Foreign Currency Held	$494
Proceeds Received on Short Sales	$9,850
Premiums Received on Written Options	$99

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$2,769
Dividends	54
Miscellaneous income	2
Total Income	2,825

Expenses:
Investment advisory fees	161
Administrative fees	321
Servicing fees – Administrative Class	96
Trustees’ fees	1
Interest expense	1
Total Expenses	580

Net Investment Income	2,245

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,359
Net realized (loss) on futures contracts, written options and swaps	(1,133)
Net realized (loss) on foreign currency transactions	(2,448)
Net change in unrealized appreciation on investments	597
Net change in unrealized appreciation on futures contracts, written options and swaps	469
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	215
Net Gain	59

Net Increase in Net Assets Resulting from Operations	$2,304

*Foreign tax withholdings	1

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$2,245	$1,924
Net realized (loss)	(1,222)	(1,221)
Net change in unrealized appreciation	1,281	491
Net increase resulting from operations	2,304	1,194

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(2,171)	(1,778)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(735)

Total Distributions	(2,172)	(2,514)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	23,104	24,018
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	2,171	2,512
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(18,288)	(13,658)
Net increase resulting from Portfolio share transactions	6,988	12,873

Total Increase in Net Assets	7,120	11,553

Net Assets:
Beginning of year	61,207	49,654
End of year*	$68,327	$61,207

*Including (overdistributed) net investment income of:	$(1,253)	$(903)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRIA 0.9%
Austria Government Bond
3.800% due 10/20/2013	EUR	100	$143
5.250% due 01/04/2011		300	453

Total Austria (Cost $435)			596

BERMUDA 0.1%
Intelsat Bermuda Ltd.
5.250% due 11/01/2008		$100	99

Total Bermuda (Cost $99)			99

CANADA 1.6%
Canada Housing Trust No. 1
4.550% due 12/15/2012	CAD	700	721

Province of Ontario Canada
6.200% due 06/02/2031		200	248

Province of Quebec Canada
5.000% due 12/01/2038		100	106

Total Canada (Cost $1,017)			1,075

CAYMAN ISLANDS 0.9%
Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$200	202

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		200	190

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		100	93

Transocean, Inc.
5.341% due 09/05/2008		100	99

Total Cayman Islands (Cost $611)			584

DENMARK 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	51	10

Total Denmark (Cost $6)			10

FRANCE 14.5%
Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	100	136

Credit Agricole S.A.
6.637% due 05/29/2049		$100	93

France Government Bond
4.000% due 10/25/2009	EUR	30	44
5.500% due 04/25/2010		110	166
5.750% due 10/25/2032		2,750	4,651

France Treasury Notes
3.000% due 01/12/2011		3,380	4,791

Total France (Cost $9,735)			9,881

GERMANY 10.9%
Deutsche Bank AG
5.375% due 10/12/2012		$200	205
6.000% due 09/01/2017		100	104

KFW International Finance, Inc.
1.750% due 03/23/2010	JPY	11,000	101

Republic of Germany
3.750% due 01/04/2015	EUR	900	1,277
4.250% due 07/04/2014		1,800	2,636
4.500% due 07/04/2009		10	15
4.750% due 07/04/2028		30	45

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.750% due 07/04/2034	EUR	100	$149
5.000% due 07/04/2012		400	604
5.500% due 01/04/2031		100	164
5.625% due 01/04/2028		650	1,072
6.500% due 07/04/2027		590	1,068

Total Germany (Cost $7,080)			7,440

ICELAND 0.1%
Glitnir Banki HF
5.679% due 01/18/2012		$100	97

Total Iceland (Cost $100)			97

IRELAND 0.1%
Bank of Ireland
4.951% due 12/19/2008		$100	100

Total Ireland (Cost $100)			100

ITALY 1.7%
Auto ABS
4.770% due 10/25/2020	EUR	200	286

Italy Buoni Poliennali Del Tesoro
4.250% due 11/01/2009		60	88
4.500% due 05/01/2009		360	529
5.500% due 11/01/2010		110	166

Seashell Securities PLC
4.930% due 07/25/2028		66	96

Total Italy (Cost $1,127)			1,165

JAPAN 17.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	138

Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	84

Japan Government Bond
1.200% due 03/20/2012	JPY	50,000	453
1.500% due 03/20/2014		40,000	366
1.500% due 03/20/2015		38,000	347
1.600% due 06/20/2014		240,000	2,209
1.800% due 06/20/2017		20,000	184
2.300% due 06/20/2035		70,000	623
2.400% due 03/20/2034		20,000	182
2.500% due 09/20/2035		150,000	1,390
2.500% due 06/20/2036		160,000	1,479
2.500% due 09/20/2036		10,000	93
2.500% due 09/20/2037		20,000	185

Japanese Government CPI Linked Bond
0.800% due 12/10/2015		40,200	356
1.100% due 12/10/2016		370,000	3,332
1.188% due 02/28/2016		17,444	156

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049		$100	94

Total Japan (Cost $11,217)			11,671

JERSEY, CHANNEL ISLANDS 0.0%
Haus Ltd.
4.438% due 12/10/2037	EUR	23	34

Total Jersey, Channel Islands (Cost $23)			34

MEXICO 0.1%
America Movil SAB de C.V.
4.958% due 06/27/2008		$100	100

Total Mexico (Cost $100)			100

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
NETHERLANDS 0.1%
Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009		$100	$100

Total Netherlands (Cost $100)			100

RUSSIA 0.3%
VTB Capital S.A.
5.494% due 08/01/2008		$200	198

Total Russia (Cost $200)			198

SPAIN 8.0%
MBS Bancaja Fondo De Titulizacion Activos
4.750% due 11/17/2035	EUR	115	165

Santander Hipotecario
4.929% due 07/15/2042		212	305

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$100	100

Santander U.S. Debt S.A. Unipersonal
4.925% due 02/06/2009		200	199
5.201% due 11/20/2009		100	99

Spain Government Bond
4.000% due 01/31/2010	EUR	100	146
4.400% due 01/31/2015		1,800	2,646
5.150% due 07/30/2009		1,210	1,798

Total Spain (Cost $5,047)			5,458

SWITZERLAND 0.1%
UBS AG
5.875% due 12/20/2017		$100	101

Total Switzerland (Cost $100)			101

UNITED KINGDOM 14.5%
Barclays Bank PLC
6.050% due 12/04/2017		$300	303

HBOS PLC
5.920% due 09/29/2049		300	262

HSBC Holdings PLC
6.500% due 05/02/2036		400	390

Lloyds TSB Bank PLC
5.562% due 11/29/2049		100	80
5.625% due 07/15/2049	EUR	40	59

United Kingdom Gilt
4.000% due 09/07/2016	GBP	400	768
4.250% due 03/07/2011		2,200	4,358
4.750% due 06/07/2010		600	1,206
4.750% due 09/07/2015		700	1,415
5.000% due 03/07/2012		500	1,018

Total United Kingdom (Cost $9,919)			9,859

UNITED STATES 85.7%

ASSET-BACKED SECURITIES 4.2%
ACE Securities Corp.
4.915% due 07/25/2036		$75	73
4.915% due 08/25/2036		81	81

Amortizing Residential Collateral Trust
5.155% due 07/25/2032		1	1
5.215% due 10/25/2031		2	2

Amresco Residential Securities Mortgage Loan Trust
5.805% due 06/25/2029		1	1

Asset-Backed Funding Certificates
4.925% due 01/25/2037		117	115

Bear Stearns Asset-Backed Securities Trust
4.935% due 12/25/2036		217	213

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Centex Home Equity
4.915% due 06/25/2036	$19	$19

Citigroup Mortgage Loan Trust, Inc.
4.915% due 10/25/2036	71	70

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	57	56
4.945% due 06/25/2037	224	219

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	2	2

CSAB Mortgage-Backed Trust
4.965% due 06/25/2036	21	21

First Alliance Mortgage Loan Trust
5.179% due 12/20/2027	2	2

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	142	136

Ford Credit Auto Owner Trust
5.292% due 10/15/2008	213	214

GSR Mortgage Loan Trust
4.965% due 11/25/2030	14	14

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	146	141

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	126	123

IXIS Real Estate Capital Trust
4.925% due 08/25/2036	15	15

Long Beach Mortgage Loan Trust
5.145% due 10/25/2034	12	12

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	68	67

Morgan Stanley ABS Capital I
4.915% due 09/25/2036	110	108

Morgan Stanley Home Equity Loans
4.935% due 02/25/2036	40	40

New Century Home Equity Loan Trust
5.035% due 02/25/2036	195	194

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	37	36

Residential Asset Securities Corp.
4.905% due 08/25/2036	67	66
5.365% due 07/25/2032	6	6

SACO I, Inc.
4.925% due 05/25/2036	20	19

Securitized Asset-Backed Receivables LLC Trust
4.925% due 03/25/2036	44	43

Soundview Home Equity Loan Trust
4.945% due 01/25/2037	164	160

Structured Asset Investment Loan Trust
4.915% due 05/25/2036	107	106

Structured Asset Securities Corp.
4.915% due 10/25/2036	121	119
5.155% due 01/25/2033	4	4

USAA Auto Owner Trust
5.337% due 07/11/2008	97	97

Wells Fargo Home Equity Trust
4.985% due 12/25/2035	4	4
5.095% due 10/25/2035	78	75
5.105% due 10/25/2035	113	106
5.105% due 11/25/2035	96	92

		2,872

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 12.2%
American Express Credit Corp.
5.056% due 05/18/2009		$100	$99

American International Group, Inc.
4.884% due 06/23/2008		100	100
5.850% due 01/16/2018		200	202

Bear Stearns Cos., Inc.
5.190% due 01/31/2011		200	181
6.400% due 10/02/2017		100	97
6.950% due 08/10/2012		200	206

BellSouth Corp.
4.969% due 08/15/2008		100	100

CenterPoint Energy, Inc.
5.875% due 06/01/2008		100	100

Charter One Bank N.A.
5.115% due 04/24/2009		250	249

CIT Group, Inc.
5.052% due 02/21/2008		100	99

Citigroup Capital XXI
8.300% due 12/21/2057		200	209

Citigroup, Inc.
4.898% due 12/26/2008		100	100

Comcast Corp.
5.542% due 07/14/2009		200	199

ConocoPhillips Australia Funding Co.
5.343% due 04/09/2009		152	152

CVS Caremark Corp.
5.750% due 08/15/2011		100	103

Daimler Finance North America LLC
5.750% due 05/18/2009		100	100

DR Horton, Inc.
6.000% due 04/15/2011		100	90

Energy Future Holdings Corp.
6.375% due 01/01/2008		100	100

Ford Motor Credit Co. LLC
5.800% due 01/12/2009		100	95
6.625% due 06/16/2008		100	99
7.250% due 10/25/2011		50	43
7.800% due 06/01/2012		50	44
7.992% due 01/13/2012		200	168

Freeport-McMoRan Copper & Gold, Inc.
8.394% due 04/01/2015		100	102

General Electric Capital Corp.
6.375% due 11/15/2067		100	103

GMAC LLC
6.034% due 09/23/2008		100	97
6.119% due 05/15/2009		100	93

Goldman Sachs Group, Inc.
4.924% due 12/23/2008		200	199
4.974% due 12/22/2008		100	100
6.750% due 10/01/2037		300	295

HSBC Finance Corp.
4.982% due 05/21/2008		200	200

International Lease Finance Corp.
5.400% due 02/15/2012		100	101

iStar Financial, Inc.
5.150% due 03/01/2012		100	86

JC Penney Corp., Inc.
8.000% due 03/01/2010		100	104

JPMorgan & Co., Inc. CPI Linked Bond
10.481% due 02/15/2012		10	10

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	100	97
6.000% due 01/15/2018		$100	102

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase Capital
6.550% due 09/29/2036	$100	$91

JPMorgan Chase Capital XXII
6.450% due 02/02/2037	100	89

Kraft Foods, Inc.
6.250% due 06/01/2012	100	104

Lehman Brothers Holdings, Inc.
4.934% due 12/23/2008	300	295

Mandalay Resort Group
9.500% due 08/01/2008	100	101

Merck & Co., Inc.
4.750% due 03/01/2015	100	100

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	300	296
5.191% due 10/23/2008	100	99

Mizuho JGB Investment LLC
9.870% due 12/29/2049	100	101

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049	100	101

Morgan Stanley
5.006% due 02/09/2009	200	198

Nationwide Health Properties, Inc.
6.500% due 07/15/2011	100	104

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	100	101

NGPL Pipe Co. LLC
7.119% due 12/15/2017	100	103

Nucor Corp.
5.750% due 12/01/2017	100	101

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	100	100

Rabobank Capital Funding Trust
5.254% due 12/29/2049	100	90

Safeway, Inc.
4.950% due 08/16/2010	100	101

SB Treasury Co. LLC
9.400% due 12/29/2049	100	102

Sprint Nextel Corp.
6.000% due 12/01/2016	100	96

State Street Capital Trust IV
5.991% due 06/15/2037	100	78

Tesoro Corp.
6.500% due 06/01/2017	100	99

Time Warner, Inc.
5.109% due 11/13/2009	100	98

U.S. Bancorp
4.885% due 04/28/2009	100	100

Valero Energy Corp.
4.750% due 06/15/2013	100	97

Wachovia Bank N.A.
4.924% due 03/23/2009	250	249

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	100	100

Wells Fargo Capital X
5.950% due 12/15/2036	100	94

Westpac Banking Corp.
5.212% due 06/06/2008	100	100

Xerox Corp.
9.750% due 01/15/2009	200	209

		8,321

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 8.3%
Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	$208	$209

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	163	156

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	308	305
4.550% due 08/25/2035	160	159

Bear Stearns Alt-A Trust
5.025% due 02/25/2034	196	186
5.527% due 09/25/2035	114	112

Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	96	95

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	78	77
4.748% due 08/25/2035	56	55

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	100	109

Countrywide Alternative Loan Trust
5.145% due 02/25/2037	147	139
5.159% due 03/20/2046	187	176

Countrywide Home Loan Mortgage Pass-Through Trust
4.801% due 11/25/2034	40	40
5.095% due 05/25/2035	99	91
5.185% due 03/25/2035	210	199
5.195% due 02/25/2035	26	25

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	5	5

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	68	69

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	77	77

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	102	102

Greenpoint Mortgage Funding Trust
4.945% due 01/25/2047	260	255

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	200	202

Harborview Mortgage Loan Trust
4.970% due 05/19/2033	29	28
5.185% due 05/19/2035	91	86

JPMorgan Mortgage Trust
4.500% due 08/25/2019	162	161

Mellon Residential Funding Corp.
5.468% due 12/15/2030	41	40

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	76	73
5.408% due 03/15/2025	11	11

Morgan Stanley Capital I
5.388% due 03/12/2044	100	101

Residential Accredit Loans, Inc.
5.075% due 04/25/2046	213	200

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	29	29

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	241	228
5.255% due 07/19/2034	12	12
5.295% due 09/19/2032	11	11
5.315% due 03/19/2034	22	21

TBW Mortgage-Backed Pass-Through Certificates
4.975% due 01/25/2037	112	110

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	156	153

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	$210	$206

Washington Mutual, Inc.
4.551% due 03/25/2033	126	124
5.095% due 04/25/2045	28	27
5.175% due 01/25/2045	25	24
5.405% due 12/25/2027	69	66
5.483% due 02/27/2034	25	24
5.768% due 06/25/2046	124	119
5.788% due 02/25/2046	293	285

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	99	98
4.617% due 06/25/2035	273	270
4.950% due 03/25/2036	241	238
5.625% due 04/25/2036	54	52

		5,640

MUNICIPAL BONDS & NOTES 0.3%
Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	95	98

Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	103

		201

	SHARES
PREFERRED STOCKS 1.2%
DG Funding Trust
6.979% due 12/31/2049	65	688

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	100	100

		788

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 57.7%
Fannie Mae
4.186% due 11/01/2034	$287	290
4.669% due 05/25/2035	100	101
4.925% due 12/01/2034	43	43
4.985% due 03/25/2034	27	26
5.000% due 09/01/2018 - 03/01/2036	545	534
5.015% due 08/25/2034	20	20
5.215% due 09/25/2042	70	69
5.500% due 11/01/2016 - 01/01/2038	7,624	7,621
6.000% due 01/01/2038 - 07/25/2044	26,046	26,450
6.063% due 10/01/2044	89	89

Freddie Mac
4.500% due 03/15/2016	563	564
4.689% due 03/01/2035	358	357
4.981% due 04/01/2035	411	411
5.000% due 08/15/2020 - 07/15/2025	697	701
5.258% due 02/15/2019	372	370
5.500% due 01/01/2038	1,600	1,597
6.063% due 10/25/2044	180	180
7.171% due 02/01/2029	23	23

Ginnie Mae
6.375% due 04/20/2028 - 06/20/2030	17	17

		39,463

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
8.125% due 08/15/2019	$300	$404
8.875% due 02/15/2019	100	141

U.S. Treasury Notes
5.125% due 05/15/2016	600	650

U.S. Treasury Strips
0.000% due 11/15/2021	100	53

		1,248

Total United States (Cost $58,702)		58,533

SHORT-TERM INSTRUMENTS 5.5%

CERTIFICATES OF DEPOSIT 1.8%
Barclays Bank PLC
4.619% due 03/17/2008	$300	300

Dexia S.A.
4.759% due 09/29/2008	300	300

Fortis Bank NY
4.745% due 04/28/2008	100	100
5.148% due 09/30/2008	400	399

Nordea Bank Finland PLC
4.991% due 05/28/2008	100	100

		1,199

COMMERCIAL PAPER 2.8%
Citibank N.A.
5.940% due 02/01/2008	600	597

Rabobank Financial Co.
3.990% due 01/02/2008	700	700

Skandinaviska Enskilda Banken AB
4.770% due 03/20/2008	600	594

		1,891

REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
3.900% due 01/02/2008	573	573

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $589. Repurchase proceeds are $573.)

U.S. TREASURY BILLS 0.1%
3.044% due 03/13/2008 (b)	80	80

Total Short-Term Instruments (Cost $3,743)		3,743

PURCHASED OPTIONS (d) 1.1%
(Cost $390)		749

Total Investments 163.3% (Cost $109,851)		$111,593

Written Options (e) (0.4%) (Premiums $99)		(277)

Other Assets and Liabilities (Net) (62.9%)		(42,989)

Net Assets (a) 100.0%		$68,327

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) As of December 31, 2007 portfolio securities with an aggregate value of $399 and derivative instruments with an aggregate depreciation of ($159) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(b) Securities with an aggregate market value of $80 and cash of $485 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	8	$2
90-Day Euribor June Futures	Long	06/2009	1	0
90-Day Euribor March Futures	Long	03/2009	6	(4)
90-Day Euribor September Futures	Long	09/2008	7	1
90-Day Euribor September Futures	Long	09/2009	1	0
90-Day Eurodollar March Futures	Long	03/2008	5	10
90-Day Eurodollar March Futures	Long	03/2009	5	0
90-Day Eurodollar September Futures	Long	09/2008	16	53
Euro-Bobl March Futures	Long	03/2008	62	(137)
Euro-Bobl March Futures Put Options Strike @ EUR 103.000	Long	03/2008	55	0
Euro-Bund 10-Year Bond March Futures	Long	03/2008	55	(163)
Euro-Bund March Futures Put Options Strike @ EUR 105.500	Long	03/2008	55	0
Euro-Schatz March Futures	Short	03/2008	140	115
Euro-Schatz March Futures Call Options Strike @ EUR 107.000	Long	03/2008	43	0
Euro-Schatz March Futures Call Options Strike @ EUR 107.200	Long	03/2008	12	0
Euro-Schatz March Futures Call Options Strike @ EUR 107.300	Long	03/2008	56	0
Japan Government 10-Year Bond March Futures	Long	03/2008	8	4
U.S. Treasury 2-Year Note March Futures	Short	03/2008	19	(11)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	10	(12)
U.S. Treasury 10-Year Note March Futures	Short	03/2008	80	25
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	7	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	3	4
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	3	5
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	3	5
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	3	5

				$(99)

(c) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.455%	)	06/20/2012	$200	$(2)
Bank of America	Nucor Corp. 5.750% due 12/01/2017	Buy	(0.365%	)	12/20/2017	100	0
Barclays Bank PLC	Bear Stearns Cos., Inc. 6.400% due 10/02/2017	Buy	(0.820%	)	09/20/2017	100	4
Barclays Bank PLC	Capital One Bank 5.125% due 02/15/2014	Buy	(0.160%	)	06/20/2012	100	8
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012	100	1
Bear Stearns & Co., Inc.	Kraft Foods, Inc. 6.250% due 06/01//2012	Buy	(0.170%	)	06/20/2012	100	1
Bear Stearns & Co., Inc.	Sprint Nextel Corp. 6.000% due 12/01/2016	Buy	(1.125%	)	12/20/2016	100	2
Citibank N.A.	Newell Rubbermaid, Inc. 4.000% due 05/01/2010	Buy	(0.130%	)	06/20/2010	100	0
Credit Suisse USA, Inc.	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008	100	0
Credit Suisse USA, Inc.	Daimler Finance N.A. LLC 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009	100	0
Credit Suisse USA, Inc.	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012	100	13
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.519%	)	06/20/2012	200	0
Credit Suisse USA, Inc.	Safeway, Inc. 4.950% due 08/16/2010	Buy	(0.300%	)	09/20/2010	100	0
Deutsche Bank AG	International Paper Co. 5.850% due 10/30/2012	Buy	(0.700%	)	06/20/2017	100	0
Deutsche Bank AG	JC Penney Corp., Inc. 8.000% due 03/01/2010	Buy	(0.270%	)	03/20/2010	100	2
Deutsche Bank AG	Nationwide Health Properties, Inc. 6.500% due 07/15/2011	Buy	(0.620%	)	09/20/2011	100	1
Deutsche Bank AG	SLM Corp. 5.125% due 08/27/2012	Sell	3.050%		03/20/2009	100	0
Goldman Sachs & Co.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(1.040%	)	06/20/2017	200	(1)
Goldman Sachs & Co.	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.630%		12/20/2008	300	0
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	1.300%		12/20/2008	400	0
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	200	0
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%		04/20/2009	100	(1)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011	2,200	46
Lehman Brothers, Inc.	CVS Caremark Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011	100	0
Lehman Brothers, Inc.	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(3.950%	)	06/20/2011	100	0
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010	100	9
Lehman Brothers, Inc.	JPMorgan Chase & Co. 6.000% due 01/15/2018	Buy	(0.570%	)	12/20/2017	100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015	100	1
Lehman Brothers, Inc.	Valero Energy Corp. 4.750% due 06/15/2013	Buy	(0.410%	)	06/20/2013	100	1
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	4.900%		09/20/2012	200	(13)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.330%		12/20/2008	200	0

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Xerox Corp. 9.750% due 01/15/2009	Buy	(0.290%	)	03/20/2009	$100	$0
Royal Bank of Canada	JPMorgan Chase & Co. 5.058% until 02/22/2016 and 1-Month CAD Offered Rate plus 1.000% thereafter, due 02/22/2021	Buy	(0.310%	)	03/20/2016	100	3
Royal Bank of Scotland Group PLC	Glitnir Banki HF floating rate based on 3-Month USD-LIBOR plus 0.470% due 01/18/2012	Buy	(0.290%	)	03/20/2012	100	7
UBS Warburg LLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.070%		06/20/2008	300	(1)
UBS Warburg LLC	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.930%	)	06/20/2017	200	4

							$85

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	EUR	200	$2
Deutsche Bank AG	Dow Jones iTraxx Europe 8SUB Index	Buy	(0.700%	)	12/20/2012		600	0
Deutsche Bank AG	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016		400	5
JPMorgan Chase & Co.	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016		200	2
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Sell	0.787%		06/20/2012		$400	(1)
Credit Suisse USA, Inc.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012		400	(4)
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Sell	2.729%		06/20/2012		200	2
Goldman Sachs & Co.	Dow Jones CDX N.A. HY8 Index	Sell	3.066%		06/20/2012		200	5
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017		2,600	58
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	0.910%		06/20/2012		300	1
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	0.825%		06/20/2012		900	(1)
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012		2,200	25

								$94

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009	AUD	1,800	$(8)
Citibank N.A.	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		1,500	(12)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(25)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	30
Deutsche Bank AG	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		5,000	(39)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,200	(21)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		500	(21)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		300	20
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		1,300	23
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		300	(13)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		200	13
JPMorgan Chase & Co.	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		2,300	(11)
JPMorgan Chase & Co.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		500	(9)
Morgan Stanley	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		2,300	(18)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		900	14
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,500	(25)
UBS Warburg LLC	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		1,600	(62)
UBS Warburg LLC	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,000	82
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	800	(24)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		800	(18)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		3,300	(108)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		400	(9)
Citibank N.A.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011	EUR	1,600	(15)
Citibank N.A.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		200	17
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.543%	08/24/2009		5,600	(18)
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		200	5
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		3,480	112
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.703%	08/24/2017		1,400	3

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2009	EUR	2,900	$(23)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		5,000	(16)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(7)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		500	(9)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	09/19/2012		800	(17)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		1,900	91
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		1,200	9
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2038		400	(16)
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		500	16
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(13)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		100	9
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2017		2,100	(5)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		200	(15)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.525%	08/24/2009		6,200	(24)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		10,900	(28)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		100	(7)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		1,200	35
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	45
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.695%	08/24/2017		1,400	4
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		600	(7)
UBS Warburg LLC	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(14)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009	GBP	1,700	17
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,400	(28)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		400	3
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.500%	09/15/2017		1,500	0
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/18/2034		200	(8)
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		300	(1)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	11
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	7
HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,400	(35)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	5.500%	03/20/2013		800	32
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,000	(25)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2013		300	14
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		300	0
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2018		400	15
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	7,100	(6)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008	JPY	160,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		850,000	15
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		40,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.500%	12/20/2027		60,000	(13)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.020%	05/18/2010		17,000	(4)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	1.300%	09/21/2011		40,000	(3)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		240,000	(3)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		80,000	1
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		70,000	1
Morgan Stanley	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		120,000	(2)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		10,000	(1)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		580,000	(11)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		90,000	1
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		90,000	(1)
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		20,000	(2)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	2,000	(7)
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		4,000	(12)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		$5,900	69
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		32,600	364
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		4,200	7
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		1,100	1
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		1,200	(10)
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		900	(12)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		200	(4)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2008		1,000	4
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		200	(1)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		6,200	(36)
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		900	(88)

							$120

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(d) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$136.000	02/22/2008	15	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	44	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	21	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	139.000	02/22/2008	1	0	0
Call - CBOT U.S. Treasury 2-Year Note March Futures	116.000	02/22/2008	6	0	0
Call - CBOT U.S. Treasury 2-Year Note March Futures	119.500	02/22/2008	3	0	0

				$1	$1

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.000%	09/14/2009	EUR	3,700	$18	$14
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		$4,600	18	108
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		4,000	19	83
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		2,000	10	47
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008		4,500	15	90

								$80	$342

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.355	05/21/2008	EUR	1,000	$30	$112
Put - OTC Euro versus U.S. dollar		1.355	05/21/2008		1,000	30	6
Call - OTC U.S. dollar versus Japanese yen	JPY	114.650	01/18/2008		$1,000	33	2
Put - OTC U.S. dollar versus Japanese yen		114.650	01/18/2008		1,000	33	30
Call - OTC U.S. dollar versus Japanese yen		121.400	01/23/2008		500	5	0
Call - OTC U.S. dollar versus Japanese yen		117.500	03/13/2008		400	3	1
Call - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		400	11	2
Put - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		400	11	24
Call - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,800	74	11
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,800	74	218

						$304	$406

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2038	$104.500	03/05/2008	$8,000	$1	$0
Put - OTC Fannie Mae 5.500% due 02/01/2038	86.469	02/05/2008	4,700	1	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	89.000	03/05/2008	2,900	0	0
Put - OTC Fannie Mae 6.000% due 02/01/2038	89.500	02/05/2008	3,000	0	0
Put - OTC Fannie Mae 6.000% due 03/01/2038	91.750	03/05/2008	23,000	3	0

				$5	$0

(e) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/22/2008	6	$5	$7
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	6	3	1

				$8	$8

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	4.230%	09/14/2009	EUR	1,200	$15	$14
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		$2,000	18	83
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008		2,000	22	73
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		900	11	38
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008		1,500	15	59

								$81	$267

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)	December 31, 2007

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	117.570	02/18/2008	$600	$7	$1
Put - OTC U.S. dollar versus Japanese yen		80.000	08/21/2008	500	3	1

					$10	$2

(f) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$10,000	$9,850	$9,758

(g) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,736	01/2008	$16	$(5)	$11
Sell		649	01/2008	0	0	0
Buy	BRL	1,571	03/2008	82	0	82
Buy		4,797	07/2008	121	0	121
Sell		2,758	07/2008	13	0	13
Sell	CAD	445	01/2008	0	(10)	(10)
Buy	CLP	4,000	03/2008	0	0	0
Buy		6,033	07/2008	0	0	0
Buy	CNY	14,644	01/2008	26	0	26
Sell		14,644	01/2008	0	(38)	(38)
Buy		3,509	04/2008	4	0	4
Sell	DKK	182	03/2008	0	0	0
Buy	EUR	494	01/2008	3	0	3
Sell		13,903	01/2008	29	(64)	(35)
Sell	GBP	2,721	01/2008	65	(1)	64
Buy	HKD	474	01/2008	0	0	0
Sell	JPY	1,543,529	02/2008	31	0	31
Buy	KRW	241,280	01/2008	0	(7)	(7)
Sell		201,168	01/2008	5	0	5
Buy		306,266	05/2008	0	(2)	(2)
Buy		109,147	08/2008	0	0	0
Buy	MXN	4,263	03/2008	10	0	10
Sell		235	07/2008	0	0	0
Buy	MYR	371	08/2008	5	0	5
Buy	NOK	2,097	03/2008	7	0	7
Sell	NZD	203	01/2008	0	(4)	(4)
Sell		203	02/2008	1	0	1
Buy	PLN	555	07/2008	22	0	22
Buy	RUB	10,227	07/2008	11	0	11
Sell		7,099	07/2008	1	0	1
Buy		5,866	11/2008	1	0	1
Buy	SEK	2,492	03/2008	0	(4)	(4)
Buy	SGD	175	02/2008	4	0	4
Buy	TWD	3,523	01/2008	0	0	0
Buy	ZAR	70	07/2008	1	0	1

				$458	$(135)	$323

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Foreign Bond Portfolio U.S. Dollar-Hedged (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which

18	PIMCO Variable Insurance Trust

December 31, 2007

expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities,

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

20	PIMCO Variable Insurance Trust

December 31, 2007

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over

100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$489,315	$489,184	$149,378	$136,557

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	0	$27,300	EUR	0	GBP	1,000	$275
Sales	12	8,700		1,200		0	113
Closing Buys	0	(24,800)		0		0	(230)
Expirations	0	(3,700)		0		(1,000)	(59)
Exercised	0	0		0		0	0
Balance at 12/31/2007	12	$7,500	EUR	1,200	GBP	0	$99

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,302	23,104	2,354	24,018
Issued as reinvestment of distributions
Institutional Class	1	1	0	1
Administrative Class	216	2,171	246	2,512
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(1,826)	(18,288)	(1,340)	(13,658)
Net increase resulting from Portfolio share transactions	693	$6,988	1,260	$12,873

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	4	81

* Allianz Dresdner Asset Management , an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 788	$ 0	$ 1,795	$ (1,646)	$ (249)	$ (493)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

22	PIMCO Variable Insurance Trust

December 31, 2007

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$0	$0	$14	$235	$0

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 110,063	$ 2,486	$ (956)	$ 1,530

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 2,172	$ 0	$ 0
12/31/2006	2,379	135	0

(6) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged): (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	4.11%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.92%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio
(U.S. Dollar-Hedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2007

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

United States	52.4%
Japan	10.5%
France	8.9%
United Kingdom	8.8%
Germany	6.7%
Other	12.7%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	3.77%	3.88%	5.39%
JPMorgan Government Bond Indices Global Ex-U.S. Index Hedged in USD±	5.06%	4.18%	5.32%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan Government Bond Indices Global ex-U.S. Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,043.96	$1,021.42
Expenses Paid During Period†	$3.86	$3.82

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An overweight to U.S. duration and a curve steepening bias in the second half of the year contributed to returns as U.S. yields fell and the curve steepened over the year.

»	An overweight to U.K. duration and a curve steepening bias contributed to returns as U.K. yields fell and the curve steepened over the year.

»	An overweight to Eurozone duration was negative for performance as Eurozone yields rose.

»	An underweight to Japanese bonds from June through August was negative for performance as Japanese yields declined during that time period.

»	An overweight to mortgage-backed securities was negative for performance as mortgage-backed securities underperformed U.S. Treasuries over the year.

»

A long position in emerging market currencies, such as the Chinese renminbi, the Russian ruble, and the Brazilian real, versus the U.S. dollar added to returns as these currencies appreciated versus the U.S. dollar in 2007.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$10.10	$10.34	$10.15	$10.03	$10.07
Net investment income (a)	0.36	0.38	0.29	0.24	0.27
Net realized/unrealized gain (loss) on investments	0.01	(0.14)	0.24	0.33	(0.03)
Total income from investment operations	0.37	0.24	0.53	0.57	0.24
Dividends from net investment income	(0.35)	(0.35)	(0.26)	(0.22)	(0.28)
Distributions from net realized capital gains	0.00	(0.13)	(0.08)	(0.23)	0.00
Total distributions	(0.35)	(0.48)	(0.34)	(0.45)	(0.28)
Net asset value end of year	$10.12	$10.10	$10.34	$10.15	$10.03
Total return	3.77%	2.34%	5.28%	5.68%	2.39%
Net assets end of year (000s)	$15	$14	$14	$13	$13
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.78%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.62%	3.69%	2.81%	2.37%	2.69%
Portfolio turnover rate	621%	281%	453%	515%	600%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$111,020
Repurchase agreements, at value	573
Cash	11
Deposits with brokers for open futures contracts	485
Foreign currency, at value	497
Receivable for investments sold	13,389
Receivable for investments sold on a delayed-delivery basis	3,909
Receivable for Portfolio shares sold	24
Interest and dividends receivable	920
Variation margin receivable	76
Swap premiums paid	810
Unrealized appreciation on foreign currency contracts	458
Unrealized appreciation on swap agreements	1,293
133,465

Liabilities:
Payable for investments purchased	$36,841
Payable for investments purchased on a delayed-delivery basis	16,017
Payable for Portfolio shares redeemed	351
Payable for short sales	9,758
Written options outstanding	277
Accrued investment advisory fee	14
Accrued administrative fee	28
Accrued servicing fee	8
Variation margin payable	49
Swap premiums received	666
Unrealized depreciation on foreign currency contracts	135
Unrealized depreciation on swap agreements	994
65,138

Net Assets	$68,327

Net Assets Consist of:
Paid in capital	$68,132
(Overdistributed) net investment income	(1,253)
Accumulated undistributed net realized (loss)	(874)
Net unrealized appreciation	2,322
$68,327

Net Assets:
Institutional Class	$15
Administrative Class	68,312

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	6,752

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.12
Administrative Class	10.12

Cost of Investments Owned	$109,278
Cost of Repurchase Agreements Owned	$573
Cost of Foreign Currency Held	$494
Proceeds Received on Short Sales	$9,850
Premiums Received on Written Options	$99

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$2,769
Dividends	54
Miscellaneous income	2
Total Income	2,825

Expenses:
Investment advisory fees	161
Administrative fees	321
Servicing fees – Administrative Class	96
Trustees’ fees	1
Interest expense	1
Total Expenses	580

Net Investment Income	2,245

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,359
Net realized (loss) on futures contracts, written options and swaps	(1,133)
Net realized (loss) on foreign currency transactions	(2,448)
Net change in unrealized appreciation on investments	597
Net change in unrealized appreciation on futures contracts, written options and swaps	469
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	215
Net Gain	59

Net Increase in Net Assets Resulting from Operations	$2,304

*Foreign tax withholdings	1

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$2,245	$1,924
Net realized (loss)	(1,222)	(1,221)
Net change in unrealized appreciation	1,281	491
Net increase resulting from operations	2,304	1,194

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(2,171)	(1,778)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(735)

Total Distributions	(2,172)	(2,514)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	23,104	24,018
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	2,171	2,512
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(18,288)	(13,658)
Net increase resulting from Portfolio share transactions	6,988	12,873

Total Increase in Net Assets	7,120	11,553

Net Assets:
Beginning of year	61,207	49,654
End of year*	$68,327	$61,207

*Including (overdistributed) net investment income of:	$(1,253)	$(903)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRIA 0.9%
Austria Government Bond
3.800% due 10/20/2013	EUR	100	$143
5.250% due 01/04/2011		300	453

Total Austria (Cost $435)			596

BERMUDA 0.1%
Intelsat Bermuda Ltd.
5.250% due 11/01/2008		$100	99

Total Bermuda (Cost $99)			99

CANADA 1.6%
Canada Housing Trust No. 1
4.550% due 12/15/2012	CAD	700	721

Province of Ontario Canada
6.200% due 06/02/2031		200	248

Province of Quebec Canada
5.000% due 12/01/2038		100	106

Total Canada (Cost $1,017)			1,075

CAYMAN ISLANDS 0.9%
Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$200	202

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		200	190

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		100	93

Transocean, Inc.
5.341% due 09/05/2008		100	99

Total Cayman Islands (Cost $611)			584

DENMARK 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	51	10

Total Denmark (Cost $6)			10

FRANCE 14.5%
Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	100	136

Credit Agricole S.A.
6.637% due 05/29/2049		$100	93

France Government Bond
4.000% due 10/25/2009	EUR	30	44
5.500% due 04/25/2010		110	166
5.750% due 10/25/2032		2,750	4,651

France Treasury Notes
3.000% due 01/12/2011		3,380	4,791

Total France (Cost $9,735)			9,881

GERMANY 10.9%
Deutsche Bank AG
5.375% due 10/12/2012		$200	205
6.000% due 09/01/2017		100	104

KFW International Finance, Inc.
1.750% due 03/23/2010	JPY	11,000	101

Republic of Germany
3.750% due 01/04/2015	EUR	900	1,277
4.250% due 07/04/2014		1,800	2,636
4.500% due 07/04/2009		10	15
4.750% due 07/04/2028		30	45

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.750% due 07/04/2034	EUR	100	$149
5.000% due 07/04/2012		400	604
5.500% due 01/04/2031		100	164
5.625% due 01/04/2028		650	1,072
6.500% due 07/04/2027		590	1,068

Total Germany (Cost $7,080)			7,440

ICELAND 0.1%
Glitnir Banki HF
5.679% due 01/18/2012		$100	97

Total Iceland (Cost $100)			97

IRELAND 0.1%
Bank of Ireland
4.951% due 12/19/2008		$100	100

Total Ireland (Cost $100)			100

ITALY 1.7%
Auto ABS
4.770% due 10/25/2020	EUR	200	286

Italy Buoni Poliennali Del Tesoro
4.250% due 11/01/2009		60	88
4.500% due 05/01/2009		360	529
5.500% due 11/01/2010		110	166

Seashell Securities PLC
4.930% due 07/25/2028		66	96

Total Italy (Cost $1,127)			1,165

JAPAN 17.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	138

Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	84

Japan Government Bond
1.200% due 03/20/2012	JPY	50,000	453
1.500% due 03/20/2014		40,000	366
1.500% due 03/20/2015		38,000	347
1.600% due 06/20/2014		240,000	2,209
1.800% due 06/20/2017		20,000	184
2.300% due 06/20/2035		70,000	623
2.400% due 03/20/2034		20,000	182
2.500% due 09/20/2035		150,000	1,390
2.500% due 06/20/2036		160,000	1,479
2.500% due 09/20/2036		10,000	93
2.500% due 09/20/2037		20,000	185

Japanese Government CPI Linked Bond
0.800% due 12/10/2015		40,200	356
1.100% due 12/10/2016		370,000	3,332
1.188% due 02/28/2016		17,444	156

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049		$100	94

Total Japan (Cost $11,217)			11,671

JERSEY, CHANNEL ISLANDS 0.0%
Haus Ltd.
4.438% due 12/10/2037	EUR	23	34

Total Jersey, Channel Islands (Cost $23)			34

MEXICO 0.1%
America Movil SAB de C.V.
4.958% due 06/27/2008		$100	100

Total Mexico (Cost $100)			100

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
NETHERLANDS 0.1%
Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009		$100	$100

Total Netherlands (Cost $100)			100

RUSSIA 0.3%
VTB Capital S.A.
5.494% due 08/01/2008		$200	198

Total Russia (Cost $200)			198

SPAIN 8.0%
MBS Bancaja Fondo De Titulizacion Activos
4.750% due 11/17/2035	EUR	115	165

Santander Hipotecario
4.929% due 07/15/2042		212	305

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$100	100

Santander U.S. Debt S.A. Unipersonal
4.925% due 02/06/2009		200	199
5.201% due 11/20/2009		100	99

Spain Government Bond
4.000% due 01/31/2010	EUR	100	146
4.400% due 01/31/2015		1,800	2,646
5.150% due 07/30/2009		1,210	1,798

Total Spain (Cost $5,047)			5,458

SWITZERLAND 0.1%
UBS AG
5.875% due 12/20/2017		$100	101

Total Switzerland (Cost $100)			101

UNITED KINGDOM 14.5%
Barclays Bank PLC
6.050% due 12/04/2017		$300	303

HBOS PLC
5.920% due 09/29/2049		300	262

HSBC Holdings PLC
6.500% due 05/02/2036		400	390

Lloyds TSB Bank PLC
5.562% due 11/29/2049		100	80
5.625% due 07/15/2049	EUR	40	59

United Kingdom Gilt
4.000% due 09/07/2016	GBP	400	768
4.250% due 03/07/2011		2,200	4,358
4.750% due 06/07/2010		600	1,206
4.750% due 09/07/2015		700	1,415
5.000% due 03/07/2012		500	1,018

Total United Kingdom (Cost $9,919)			9,859

UNITED STATES 85.7%

ASSET-BACKED SECURITIES 4.2%
ACE Securities Corp.
4.915% due 07/25/2036		$75	73
4.915% due 08/25/2036		81	81

Amortizing Residential Collateral Trust
5.155% due 07/25/2032		1	1
5.215% due 10/25/2031		2	2

Amresco Residential Securities Mortgage Loan Trust
5.805% due 06/25/2029		1	1

Asset-Backed Funding Certificates
4.925% due 01/25/2037		117	115

Bear Stearns Asset-Backed Securities Trust
4.935% due 12/25/2036		217	213

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Centex Home Equity
4.915% due 06/25/2036	$19	$19

Citigroup Mortgage Loan Trust, Inc.
4.915% due 10/25/2036	71	70

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	57	56
4.945% due 06/25/2037	224	219

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	2	2

CSAB Mortgage-Backed Trust
4.965% due 06/25/2036	21	21

First Alliance Mortgage Loan Trust
5.179% due 12/20/2027	2	2

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	142	136

Ford Credit Auto Owner Trust
5.292% due 10/15/2008	213	214

GSR Mortgage Loan Trust
4.965% due 11/25/2030	14	14

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	146	141

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	126	123

IXIS Real Estate Capital Trust
4.925% due 08/25/2036	15	15

Long Beach Mortgage Loan Trust
5.145% due 10/25/2034	12	12

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	68	67

Morgan Stanley ABS Capital I
4.915% due 09/25/2036	110	108

Morgan Stanley Home Equity Loans
4.935% due 02/25/2036	40	40

New Century Home Equity Loan Trust
5.035% due 02/25/2036	195	194

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	37	36

Residential Asset Securities Corp.
4.905% due 08/25/2036	67	66
5.365% due 07/25/2032	6	6

SACO I, Inc.
4.925% due 05/25/2036	20	19

Securitized Asset-Backed Receivables LLC Trust
4.925% due 03/25/2036	44	43

Soundview Home Equity Loan Trust
4.945% due 01/25/2037	164	160

Structured Asset Investment Loan Trust
4.915% due 05/25/2036	107	106

Structured Asset Securities Corp.
4.915% due 10/25/2036	121	119
5.155% due 01/25/2033	4	4

USAA Auto Owner Trust
5.337% due 07/11/2008	97	97

Wells Fargo Home Equity Trust
4.985% due 12/25/2035	4	4
5.095% due 10/25/2035	78	75
5.105% due 10/25/2035	113	106
5.105% due 11/25/2035	96	92

		2,872

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 12.2%
American Express Credit Corp.
5.056% due 05/18/2009		$100	$99

American International Group, Inc.
4.884% due 06/23/2008		100	100
5.850% due 01/16/2018		200	202

Bear Stearns Cos., Inc.
5.190% due 01/31/2011		200	181
6.400% due 10/02/2017		100	97
6.950% due 08/10/2012		200	206

BellSouth Corp.
4.969% due 08/15/2008		100	100

CenterPoint Energy, Inc.
5.875% due 06/01/2008		100	100

Charter One Bank N.A.
5.115% due 04/24/2009		250	249

CIT Group, Inc.
5.052% due 02/21/2008		100	99

Citigroup Capital XXI
8.300% due 12/21/2057		200	209

Citigroup, Inc.
4.898% due 12/26/2008		100	100

Comcast Corp.
5.542% due 07/14/2009		200	199

ConocoPhillips Australia Funding Co.
5.343% due 04/09/2009		152	152

CVS Caremark Corp.
5.750% due 08/15/2011		100	103

Daimler Finance North America LLC
5.750% due 05/18/2009		100	100

DR Horton, Inc.
6.000% due 04/15/2011		100	90

Energy Future Holdings Corp.
6.375% due 01/01/2008		100	100

Ford Motor Credit Co. LLC
5.800% due 01/12/2009		100	95
6.625% due 06/16/2008		100	99
7.250% due 10/25/2011		50	43
7.800% due 06/01/2012		50	44
7.992% due 01/13/2012		200	168

Freeport-McMoRan Copper & Gold, Inc.
8.394% due 04/01/2015		100	102

General Electric Capital Corp.
6.375% due 11/15/2067		100	103

GMAC LLC
6.034% due 09/23/2008		100	97
6.119% due 05/15/2009		100	93

Goldman Sachs Group, Inc.
4.924% due 12/23/2008		200	199
4.974% due 12/22/2008		100	100
6.750% due 10/01/2037		300	295

HSBC Finance Corp.
4.982% due 05/21/2008		200	200

International Lease Finance Corp.
5.400% due 02/15/2012		100	101

iStar Financial, Inc.
5.150% due 03/01/2012		100	86

JC Penney Corp., Inc.
8.000% due 03/01/2010		100	104

JPMorgan & Co., Inc. CPI Linked Bond
10.481% due 02/15/2012		10	10

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	100	97
6.000% due 01/15/2018		$100	102

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase Capital
6.550% due 09/29/2036	$100	$91

JPMorgan Chase Capital XXII
6.450% due 02/02/2037	100	89

Kraft Foods, Inc.
6.250% due 06/01/2012	100	104

Lehman Brothers Holdings, Inc.
4.934% due 12/23/2008	300	295

Mandalay Resort Group
9.500% due 08/01/2008	100	101

Merck & Co., Inc.
4.750% due 03/01/2015	100	100

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	300	296
5.191% due 10/23/2008	100	99

Mizuho JGB Investment LLC
9.870% due 12/29/2049	100	101

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049	100	101

Morgan Stanley
5.006% due 02/09/2009	200	198

Nationwide Health Properties, Inc.
6.500% due 07/15/2011	100	104

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	100	101

NGPL Pipe Co. LLC
7.119% due 12/15/2017	100	103

Nucor Corp.
5.750% due 12/01/2017	100	101

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	100	100

Rabobank Capital Funding Trust
5.254% due 12/29/2049	100	90

Safeway, Inc.
4.950% due 08/16/2010	100	101

SB Treasury Co. LLC
9.400% due 12/29/2049	100	102

Sprint Nextel Corp.
6.000% due 12/01/2016	100	96

State Street Capital Trust IV
5.991% due 06/15/2037	100	78

Tesoro Corp.
6.500% due 06/01/2017	100	99

Time Warner, Inc.
5.109% due 11/13/2009	100	98

U.S. Bancorp
4.885% due 04/28/2009	100	100

Valero Energy Corp.
4.750% due 06/15/2013	100	97

Wachovia Bank N.A.
4.924% due 03/23/2009	250	249

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	100	100

Wells Fargo Capital X
5.950% due 12/15/2036	100	94

Westpac Banking Corp.
5.212% due 06/06/2008	100	100

Xerox Corp.
9.750% due 01/15/2009	200	209

		8,321

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 8.3%
Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	$208	$209

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	163	156

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	308	305
4.550% due 08/25/2035	160	159

Bear Stearns Alt-A Trust
5.025% due 02/25/2034	196	186
5.527% due 09/25/2035	114	112

Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	96	95

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	78	77
4.748% due 08/25/2035	56	55

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	100	109

Countrywide Alternative Loan Trust
5.145% due 02/25/2037	147	139
5.159% due 03/20/2046	187	176

Countrywide Home Loan Mortgage Pass-Through Trust
4.801% due 11/25/2034	40	40
5.095% due 05/25/2035	99	91
5.185% due 03/25/2035	210	199
5.195% due 02/25/2035	26	25

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	5	5

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	68	69

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	77	77

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	102	102

Greenpoint Mortgage Funding Trust
4.945% due 01/25/2047	260	255

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	200	202

Harborview Mortgage Loan Trust
4.970% due 05/19/2033	29	28
5.185% due 05/19/2035	91	86

JPMorgan Mortgage Trust
4.500% due 08/25/2019	162	161

Mellon Residential Funding Corp.
5.468% due 12/15/2030	41	40

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	76	73
5.408% due 03/15/2025	11	11

Morgan Stanley Capital I
5.388% due 03/12/2044	100	101

Residential Accredit Loans, Inc.
5.075% due 04/25/2046	213	200

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	29	29

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	241	228
5.255% due 07/19/2034	12	12
5.295% due 09/19/2032	11	11
5.315% due 03/19/2034	22	21

TBW Mortgage-Backed Pass-Through Certificates
4.975% due 01/25/2037	112	110

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	156	153

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	$210	$206

Washington Mutual, Inc.
4.551% due 03/25/2033	126	124
5.095% due 04/25/2045	28	27
5.175% due 01/25/2045	25	24
5.405% due 12/25/2027	69	66
5.483% due 02/27/2034	25	24
5.768% due 06/25/2046	124	119
5.788% due 02/25/2046	293	285

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	99	98
4.617% due 06/25/2035	273	270
4.950% due 03/25/2036	241	238
5.625% due 04/25/2036	54	52

		5,640

MUNICIPAL BONDS & NOTES 0.3%
Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	95	98

Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	103

		201

	SHARES
PREFERRED STOCKS 1.2%
DG Funding Trust
6.979% due 12/31/2049	65	688

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	100	100

		788

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 57.7%
Fannie Mae
4.186% due 11/01/2034	$287	290
4.669% due 05/25/2035	100	101
4.925% due 12/01/2034	43	43
4.985% due 03/25/2034	27	26
5.000% due 09/01/2018 - 03/01/2036	545	534
5.015% due 08/25/2034	20	20
5.215% due 09/25/2042	70	69
5.500% due 11/01/2016 - 01/01/2038	7,624	7,621
6.000% due 01/01/2038 - 07/25/2044	26,046	26,450
6.063% due 10/01/2044	89	89

Freddie Mac
4.500% due 03/15/2016	563	564
4.689% due 03/01/2035	358	357
4.981% due 04/01/2035	411	411
5.000% due 08/15/2020 - 07/15/2025	697	701
5.258% due 02/15/2019	372	370
5.500% due 01/01/2038	1,600	1,597
6.063% due 10/25/2044	180	180
7.171% due 02/01/2029	23	23

Ginnie Mae
6.375% due 04/20/2028 - 06/20/2030	17	17

		39,463

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
8.125% due 08/15/2019	$300	$404
8.875% due 02/15/2019	100	141

U.S. Treasury Notes
5.125% due 05/15/2016	600	650

U.S. Treasury Strips
0.000% due 11/15/2021	100	53

		1,248

Total United States (Cost $58,702)		58,533

SHORT-TERM INSTRUMENTS 5.5%

CERTIFICATES OF DEPOSIT 1.8%
Barclays Bank PLC
4.619% due 03/17/2008	$300	300

Dexia S.A.
4.759% due 09/29/2008	300	300

Fortis Bank NY
4.745% due 04/28/2008	100	100
5.148% due 09/30/2008	400	399

Nordea Bank Finland PLC
4.991% due 05/28/2008	100	100

		1,199

COMMERCIAL PAPER 2.8%
Citibank N.A.
5.940% due 02/01/2008	600	597

Rabobank Financial Co.
3.990% due 01/02/2008	700	700

Skandinaviska Enskilda Banken AB
4.770% due 03/20/2008	600	594

		1,891

REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
3.900% due 01/02/2008	573	573

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $589. Repurchase proceeds are $573.)

U.S. TREASURY BILLS 0.1%
3.044% due 03/13/2008 (b)	80	80

Total Short-Term Instruments (Cost $3,743)		3,743

PURCHASED OPTIONS (d) 1.1%
(Cost $390)		749

Total Investments 163.3% (Cost $109,851)		$111,593

Written Options (e) (0.4%) (Premiums $99)		(277)

Other Assets and Liabilities (Net) (62.9%)		(42,989)

Net Assets (a) 100.0%		$68,327

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) As of December 31, 2007 portfolio securities with an aggregate value of $399 and derivative instruments with an aggregate depreciation of ($159) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(b) Securities with an aggregate market value of $80 and cash of $485 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	8	$2
90-Day Euribor June Futures	Long	06/2009	1	0
90-Day Euribor March Futures	Long	03/2009	6	(4)
90-Day Euribor September Futures	Long	09/2008	7	1
90-Day Euribor September Futures	Long	09/2009	1	0
90-Day Eurodollar March Futures	Long	03/2008	5	10
90-Day Eurodollar March Futures	Long	03/2009	5	0
90-Day Eurodollar September Futures	Long	09/2008	16	53
Euro-Bobl March Futures	Long	03/2008	62	(137)
Euro-Bobl March Futures Put Options Strike @ EUR 103.000	Long	03/2008	55	0
Euro-Bund 10-Year Bond March Futures	Long	03/2008	55	(163)
Euro-Bund March Futures Put Options Strike @ EUR 105.500	Long	03/2008	55	0
Euro-Schatz March Futures	Short	03/2008	140	115
Euro-Schatz March Futures Call Options Strike @ EUR 107.000	Long	03/2008	43	0
Euro-Schatz March Futures Call Options Strike @ EUR 107.200	Long	03/2008	12	0
Euro-Schatz March Futures Call Options Strike @ EUR 107.300	Long	03/2008	56	0
Japan Government 10-Year Bond March Futures	Long	03/2008	8	4
U.S. Treasury 2-Year Note March Futures	Short	03/2008	19	(11)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	10	(12)
U.S. Treasury 10-Year Note March Futures	Short	03/2008	80	25
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	7	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	3	4
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	3	5
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	3	5
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	3	5

				$(99)

(c) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.455%	)	06/20/2012	$200	$(2)
Bank of America	Nucor Corp. 5.750% due 12/01/2017	Buy	(0.365%	)	12/20/2017	100	0
Barclays Bank PLC	Bear Stearns Cos., Inc. 6.400% due 10/02/2017	Buy	(0.820%	)	09/20/2017	100	4
Barclays Bank PLC	Capital One Bank 5.125% due 02/15/2014	Buy	(0.160%	)	06/20/2012	100	8
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012	100	1
Bear Stearns & Co., Inc.	Kraft Foods, Inc. 6.250% due 06/01//2012	Buy	(0.170%	)	06/20/2012	100	1
Bear Stearns & Co., Inc.	Sprint Nextel Corp. 6.000% due 12/01/2016	Buy	(1.125%	)	12/20/2016	100	2
Citibank N.A.	Newell Rubbermaid, Inc. 4.000% due 05/01/2010	Buy	(0.130%	)	06/20/2010	100	0
Credit Suisse USA, Inc.	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008	100	0
Credit Suisse USA, Inc.	Daimler Finance N.A. LLC 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009	100	0
Credit Suisse USA, Inc.	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012	100	13
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.519%	)	06/20/2012	200	0
Credit Suisse USA, Inc.	Safeway, Inc. 4.950% due 08/16/2010	Buy	(0.300%	)	09/20/2010	100	0
Deutsche Bank AG	International Paper Co. 5.850% due 10/30/2012	Buy	(0.700%	)	06/20/2017	100	0
Deutsche Bank AG	JC Penney Corp., Inc. 8.000% due 03/01/2010	Buy	(0.270%	)	03/20/2010	100	2
Deutsche Bank AG	Nationwide Health Properties, Inc. 6.500% due 07/15/2011	Buy	(0.620%	)	09/20/2011	100	1
Deutsche Bank AG	SLM Corp. 5.125% due 08/27/2012	Sell	3.050%		03/20/2009	100	0
Goldman Sachs & Co.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(1.040%	)	06/20/2017	200	(1)
Goldman Sachs & Co.	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.630%		12/20/2008	300	0
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	1.300%		12/20/2008	400	0
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	200	0
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%		04/20/2009	100	(1)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011	2,200	46
Lehman Brothers, Inc.	CVS Caremark Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011	100	0
Lehman Brothers, Inc.	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(3.950%	)	06/20/2011	100	0
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010	100	9
Lehman Brothers, Inc.	JPMorgan Chase & Co. 6.000% due 01/15/2018	Buy	(0.570%	)	12/20/2017	100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015	100	1
Lehman Brothers, Inc.	Valero Energy Corp. 4.750% due 06/15/2013	Buy	(0.410%	)	06/20/2013	100	1
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	4.900%		09/20/2012	200	(13)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.330%		12/20/2008	200	0

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Xerox Corp. 9.750% due 01/15/2009	Buy	(0.290%	)	03/20/2009	$100	$0
Royal Bank of Canada	JPMorgan Chase & Co. 5.058% until 02/22/2016 and 1-Month CAD Offered Rate plus 1.000% thereafter, due 02/22/2021	Buy	(0.310%	)	03/20/2016	100	3
Royal Bank of Scotland Group PLC	Glitnir Banki HF floating rate based on 3-Month USD-LIBOR plus 0.470% due 01/18/2012	Buy	(0.290%	)	03/20/2012	100	7
UBS Warburg LLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.070%		06/20/2008	300	(1)
UBS Warburg LLC	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.930%	)	06/20/2017	200	4

							$85

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	EUR	200	$2
Deutsche Bank AG	Dow Jones iTraxx Europe 8SUB Index	Buy	(0.700%	)	12/20/2012		600	0
Deutsche Bank AG	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016		400	5
JPMorgan Chase & Co.	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016		200	2
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Sell	0.787%		06/20/2012		$400	(1)
Credit Suisse USA, Inc.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012		400	(4)
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Sell	2.729%		06/20/2012		200	2
Goldman Sachs & Co.	Dow Jones CDX N.A. HY8 Index	Sell	3.066%		06/20/2012		200	5
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017		2,600	58
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	0.910%		06/20/2012		300	1
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	0.825%		06/20/2012		900	(1)
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012		2,200	25

								$94

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009	AUD	1,800	$(8)
Citibank N.A.	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		1,500	(12)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(25)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	30
Deutsche Bank AG	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		5,000	(39)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,200	(21)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		500	(21)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		300	20
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		1,300	23
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		300	(13)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		200	13
JPMorgan Chase & Co.	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		2,300	(11)
JPMorgan Chase & Co.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		500	(9)
Morgan Stanley	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		2,300	(18)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		900	14
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,500	(25)
UBS Warburg LLC	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		1,600	(62)
UBS Warburg LLC	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,000	82
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	800	(24)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		800	(18)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		3,300	(108)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		400	(9)
Citibank N.A.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011	EUR	1,600	(15)
Citibank N.A.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		200	17
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.543%	08/24/2009		5,600	(18)
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		200	5
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		3,480	112
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.703%	08/24/2017		1,400	3

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2009	EUR	2,900	$(23)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		5,000	(16)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(7)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		500	(9)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	09/19/2012		800	(17)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		1,900	91
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		1,200	9
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2038		400	(16)
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		500	16
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(13)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		100	9
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2017		2,100	(5)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		200	(15)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.525%	08/24/2009		6,200	(24)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		10,900	(28)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		100	(7)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		1,200	35
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	45
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.695%	08/24/2017		1,400	4
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		600	(7)
UBS Warburg LLC	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(14)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009	GBP	1,700	17
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,400	(28)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		400	3
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.500%	09/15/2017		1,500	0
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/18/2034		200	(8)
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		300	(1)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	11
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	7
HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,400	(35)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	5.500%	03/20/2013		800	32
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,000	(25)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2013		300	14
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		300	0
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2018		400	15
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	7,100	(6)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008	JPY	160,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		850,000	15
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		40,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.500%	12/20/2027		60,000	(13)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.020%	05/18/2010		17,000	(4)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	1.300%	09/21/2011		40,000	(3)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		240,000	(3)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		80,000	1
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		70,000	1
Morgan Stanley	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		120,000	(2)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		10,000	(1)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		580,000	(11)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		90,000	1
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		90,000	(1)
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		20,000	(2)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	2,000	(7)
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		4,000	(12)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		$5,900	69
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		32,600	364
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		4,200	7
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		1,100	1
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		1,200	(10)
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		900	(12)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		200	(4)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2008		1,000	4
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		200	(1)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		6,200	(36)
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		900	(88)

							$120

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(d) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$136.000	02/22/2008	15	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	44	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	21	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	139.000	02/22/2008	1	0	0
Call - CBOT U.S. Treasury 2-Year Note March Futures	116.000	02/22/2008	6	0	0
Call - CBOT U.S. Treasury 2-Year Note March Futures	119.500	02/22/2008	3	0	0

				$1	$1

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.000%	09/14/2009	EUR	3,700	$18	$14
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		$4,600	18	108
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		4,000	19	83
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		2,000	10	47
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008		4,500	15	90

								$80	$342

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.355	05/21/2008	EUR	1,000	$30	$112
Put - OTC Euro versus U.S. dollar		1.355	05/21/2008		1,000	30	6
Call - OTC U.S. dollar versus Japanese yen	JPY	114.650	01/18/2008		$1,000	33	2
Put - OTC U.S. dollar versus Japanese yen		114.650	01/18/2008		1,000	33	30
Call - OTC U.S. dollar versus Japanese yen		121.400	01/23/2008		500	5	0
Call - OTC U.S. dollar versus Japanese yen		117.500	03/13/2008		400	3	1
Call - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		400	11	2
Put - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		400	11	24
Call - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,800	74	11
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,800	74	218

						$304	$406

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2038	$104.500	03/05/2008	$8,000	$1	$0
Put - OTC Fannie Mae 5.500% due 02/01/2038	86.469	02/05/2008	4,700	1	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	89.000	03/05/2008	2,900	0	0
Put - OTC Fannie Mae 6.000% due 02/01/2038	89.500	02/05/2008	3,000	0	0
Put - OTC Fannie Mae 6.000% due 03/01/2038	91.750	03/05/2008	23,000	3	0

				$5	$0

(e) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/22/2008	6	$5	$7
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	6	3	1

				$8	$8

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	4.230%	09/14/2009	EUR	1,200	$15	$14
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		$2,000	18	83
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008		2,000	22	73
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		900	11	38
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008		1,500	15	59

								$81	$267

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)	December 31, 2007

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	117.570	02/18/2008	$600	$7	$1
Put - OTC U.S. dollar versus Japanese yen		80.000	08/21/2008	500	3	1

					$10	$2

(f) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$10,000	$9,850	$9,758

(g) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,736	01/2008	$16	$(5)	$11
Sell		649	01/2008	0	0	0
Buy	BRL	1,571	03/2008	82	0	82
Buy		4,797	07/2008	121	0	121
Sell		2,758	07/2008	13	0	13
Sell	CAD	445	01/2008	0	(10)	(10)
Buy	CLP	4,000	03/2008	0	0	0
Buy		6,033	07/2008	0	0	0
Buy	CNY	14,644	01/2008	26	0	26
Sell		14,644	01/2008	0	(38)	(38)
Buy		3,509	04/2008	4	0	4
Sell	DKK	182	03/2008	0	0	0
Buy	EUR	494	01/2008	3	0	3
Sell		13,903	01/2008	29	(64)	(35)
Sell	GBP	2,721	01/2008	65	(1)	64
Buy	HKD	474	01/2008	0	0	0
Sell	JPY	1,543,529	02/2008	31	0	31
Buy	KRW	241,280	01/2008	0	(7)	(7)
Sell		201,168	01/2008	5	0	5
Buy		306,266	05/2008	0	(2)	(2)
Buy		109,147	08/2008	0	0	0
Buy	MXN	4,263	03/2008	10	0	10
Sell		235	07/2008	0	0	0
Buy	MYR	371	08/2008	5	0	5
Buy	NOK	2,097	03/2008	7	0	7
Sell	NZD	203	01/2008	0	(4)	(4)
Sell		203	02/2008	1	0	1
Buy	PLN	555	07/2008	22	0	22
Buy	RUB	10,227	07/2008	11	0	11
Sell		7,099	07/2008	1	0	1
Buy		5,866	11/2008	1	0	1
Buy	SEK	2,492	03/2008	0	(4)	(4)
Buy	SGD	175	02/2008	4	0	4
Buy	TWD	3,523	01/2008	0	0	0
Buy	ZAR	70	07/2008	1	0	1

				$458	$(135)	$323

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Foreign Bond Portfolio U.S. Dollar-Hedged (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which

18	PIMCO Variable Insurance Trust

December 31, 2007

expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities,

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

20	PIMCO Variable Insurance Trust

December 31, 2007

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over

100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$489,315	$489,184	$149,378	$136,557

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	0	$27,300	EUR	0	GBP	1,000	$275
Sales	12	8,700		1,200		0	113
Closing Buys	0	(24,800)		0		0	(230)
Expirations	0	(3,700)		0		(1,000)	(59)
Exercised	0	0		0		0	0
Balance at 12/31/2007	12	$7,500	EUR	1,200	GBP	0	$99

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,302	23,104	2,354	24,018
Issued as reinvestment of distributions
Institutional Class	1	1	0	1
Administrative Class	216	2,171	246	2,512
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(1,826)	(18,288)	(1,340)	(13,658)
Net increase resulting from Portfolio share transactions	693	$6,988	1,260	$12,873

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	4	81

* Allianz Dresdner Asset Management , an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 788	$ 0	$ 1,795	$ (1,646)	$ (249)	$ (493)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

22	PIMCO Variable Insurance Trust

December 31, 2007

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$0	$0	$14	$235	$0

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 110,063	$ 2,486	$ (956)	$ 1,530

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 2,172	$ 0	$ 0
12/31/2006	2,379	135	0

(6) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	4.11%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.92%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio (Unhedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

United States	45.9%
Germany	17.0%
Short-Term Instruments	12.3%
Japan	8.9%
United Kingdom	8.3%
Other	7.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (01/10/02)*
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	9.73%	6.29%	8.56%
JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD±	10.73%	6.66%	8.02%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 01/10/02. Index comparisons began on 12/13/01.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deduction for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,109.50	$1,020.67
Expenses Paid During Period†	$4.79	$4.58

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An overweight to U.S. duration and a curve steepening bias in the second half of the year contributed to returns as U.S. yields fell and the curve steepened over the year.

»	An overweight to U.K. duration in the fourth quarter and a curve steepening bias contributed to returns as U.K. yields fell and the curve steepened over the year.

»	An overweight to Eurozone duration was negative for performance as Eurozone yields rose.

»	An underweight to Japanese bonds from June through August was negative for performance as Japanese yields declined during that time period.

»	An overweight to mortgage-backed securities was negative for performance as mortgage-backed securities underperformed U.S. Treasuries over the year.

»

A long position in emerging market currencies, such as the Chinese renminbi, the Russian ruble, and the Brazilian real, versus the U.S. dollar added to returns as these currencies appreciated versus the U.S. dollar in 2007.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$12.06	$11.91	$13.27	$13.03	$11.69
Net investment income (a)	0.41	0.42	0.35	0.26	0.25
Net realized/unrealized gain (loss) on investments	0.74	0.13	(1.22)	1.08	1.42
Total income (loss) from investment operations	1.15	0.55	(0.87)	1.34	1.67
Dividends from net investment income	(0.40)	(0.40)	(0.32)	(0.24)	(0.25)
Distributions from net realized capital gains	(0.03)	0.00	(0.17)	(0.86)	(0.08)
Total distributions	(0.43)	(0.40)	(0.49)	(1.10)	(0.33)
Net asset value end of year	$12.78	$12.06	$11.91	$13.27	$13.03
Total return	9.73%	4.63%	(6.61)%	10.60%	14.43%
Net assets end of year (000s)	$240,711	$173,894	$94,214	$41,695	$29,415
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.92%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.36%	3.49%	2.82%	2.03%	2.03%
Portfolio turnover rate	560%	224%	320%	319%	592%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$385,317
Repurchase agreements, at value	1,008
Cash	1,084
Deposits with brokers for open futures contracts	1,080
Foreign currency, at value	1,383
Receivable for investments sold	44,709
Receivable for Portfolio shares sold	116
Receivable for cross-currency swap exchanges	72,667
Interest and dividends receivable	3,003
Variation margin receivable	219
Swap premiums paid	2,313
Unrealized appreciation on foreign currency contracts	1,048
Unrealized appreciation on swap agreements	8,197
522,144

Liabilities:
Payable for investments purchased	$126,396
Payable for investments purchased on a delayed-delivery basis	55,918
Payable for Portfolio shares redeemed	153
Payable for short sales	19,516
Payable for cross-currency swap exchanges	73,000
Written options outstanding	1,217
Accrued investment advisory fee	49
Accrued administrative fee	98
Accrued servicing fee	31
Variation margin payable	2
Swap premiums received	2,194
Unrealized depreciation on foreign currency contracts	522
Unrealized depreciation on swap agreements	2,097
281,193

Net Assets	$240,951

Net Assets Consist of:
Paid in capital	$227,730
Undistributed net investment income	527
Accumulated undistributed net realized (loss)	(487)
Net unrealized appreciation	13,181
$240,951

Net Assets:
Institutional Class	$229
Administrative Class	240,711
Advisor Class	11

Shares Issued and Outstanding:
Institutional Class	18
Administrative Class	18,837
Advisor Class	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.78
Administrative Class	12.78
Advisor Class	12.78

Cost of Investments Owned	$377,930
Cost of Repurchase Agreements Owned	$1,008
Cost of Foreign Currency Held	$1,368
Proceeds Received on Short Sales	$19,700
Premiums Received on Written Options	$574

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$8,697
Dividends	53
Miscellaneous income	8
Total Income	8,758

Expenses:
Investment advisory fees	513
Administrative fees	1,026
Servicing fees – Administrative Class	307
Trustees’ fees	4
Interest expense	2
Total Expenses	1,852

Net Investment Income	6,906

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,694
Net realized (loss) on futures contracts, written options and swaps	(1,774)
Net realized (loss) on foreign currency transactions	(564)
Net change in unrealized appreciation on investments	5,503
Net change in unrealized appreciation on futures contracts, written options and swaps	5,841
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,301
Net Gain	13,001

Net Increase in Net Assets Resulting from Operations	$19,907

*Foreign tax withholdings	$1

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$6,906	$4,817
Net realized gain	356	1,490
Net change in unrealized appreciation (depreciation)	12,645	(120)
Net increase resulting from operations	19,907	6,187

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	0
Administrative Class	(6,777)	(4,594)
From net realized capital gains
Administrative Class	(509)	0

Total Distributions	(7,293)	(4,594)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	180	49
Administrative Class	102,579	99,227
Advisor Class	1	10
Issued as reinvestment of distributions
Institutional Class	7	0
Administrative Class	7,286	4,593
Cost of shares redeemed
Institutional Class	(18)	(1)
Administrative Class	(55,650)	(25,733)
Net increase resulting from Portfolio share transactions	54,385	78,145

Total Increase in Net Assets	66,999	79,738

Net Assets:
Beginning of year	173,952	94,214
End of year*	$240,951	$173,952

*Including undistributed (overdistributed) net investment income of:	$527	$(418)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BELGIUM 0.4%
Belgium Government Bond
4.250% due 09/28/2014	EUR	600	$875

Total Belgium (Cost $761)			875

BERMUDA 0.4%
Intelsat Bermuda Ltd.
5.250% due 11/01/2008		$400	397

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (h)		700	686

Total Bermuda (Cost $1,090)			1,083

BRAZIL 0.6%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	2,000	1,091

Vale Overseas Ltd.
6.250% due 01/11/2016		$300	302

Total Brazil (Cost $1,424)			1,393

CANADA 1.2%
Canada Housing Trust No. 1
4.550% due 12/15/2012	CAD	1,800	1,854

DaimlerChrysler Canada Finance, Inc.
4.850% due 03/30/2009		200	202

Province of Ontario Canada
6.200% due 06/02/2031		500	621

Rogers Wireless, Inc.
7.250% due 12/15/2012		$200	217

Total Canada (Cost $2,734)			2,894

CAYMAN ISLANDS 0.9%
Mizuho Finance Cayman Ltd.
2.322% due 08/29/2049	JPY	100,000	902

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$400	404

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		400	380

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	371

Total Cayman Islands (Cost $2,083)			2,057

FRANCE 1.3%
Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	400	546

France Government Bond
3.150% due 07/25/2032 (b)		111	190
5.750% due 10/25/2032		1,100	1,861
6.500% due 04/25/2011		300	470

Total France (Cost $2,986)			3,067

GERMANY 27.2%
Deutsche Bank AG
5.375% due 10/12/2012		$500	513
6.000% due 09/01/2017		400	416

Republic of Germany
3.750% due 01/04/2015	EUR	3,200	4,540
3.750% due 01/04/2017		15,000	21,069
4.250% due 01/04/2014		1,400	2,053
4.250% due 07/04/2014		7,600	11,130
4.750% due 07/04/2028		300	446
4.750% due 07/04/2034		100	149
5.000% due 07/04/2012		3,500	5,289

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.250% due 01/04/2011	EUR	5,400	$8,152
5.500% due 01/04/2031		400	654
5.625% due 01/04/2028		3,550	5,857
6.250% due 01/04/2024		600	1,044
6.250% due 01/04/2030		1,300	2,315
6.500% due 07/04/2027		1,100	1,992

Total Germany (Cost $61,241)			65,619

ICELAND 0.2%
Glitnir Banki HF
5.440% due 04/20/2010		$500	490

Total Iceland (Cost $500)			490

IRELAND 0.2%
Bank of Ireland
4.951% due 12/19/2008		$400	400

Total Ireland (Cost $400)			400

ITALY 0.1%
Seashell Securities PLC
4.930% due 07/25/2028	EUR	33	48

Siena Mortgages SpA
5.178% due 12/16/2038		218	315

Total Italy (Cost $302)			363

JAPAN 14.2%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	138

Japan Government Bond
1.200% due 03/20/2012	JPY	360,000	3,260
1.500% due 03/20/2011		620,000	5,662
1.500% due 03/20/2014		30,000	275
1.600% due 09/20/2013		10,000	92
1.600% due 06/20/2014		120,000	1,105
2.300% due 05/20/2030		7,000	64
2.300% due 06/20/2035		130,000	1,156
2.400% due 03/20/2034		130,000	1,184
2.500% due 09/20/2035		360,000	3,337
2.500% due 03/20/2036		10,000	92
2.500% due 06/20/2036		360,000	3,328
2.500% due 09/20/2036		120,000	1,109
2.500% due 09/20/2037		70,000	647

Japanese Government CPI Linked Bond
0.800% due 12/10/2015		120,600	1,068
1.100% due 12/10/2016		1,060,000	9,547
1.200% due 06/10/2017		120,960	1,092

Resona Bank Ltd.
5.850% due 09/29/2049		$100	93

Sumitomo Mitsui Banking Corp.
1.874% due 09/29/2049	JPY	100,000	899
5.625% due 07/29/2049		$100	94

Total Japan (Cost $32,779)			34,242

JERSEY, CHANNEL ISLANDS 0.0%
HSBC Capital Funding LP
9.547% due 12/29/2049		$100	109

Total Jersey, Channel Islands (Cost $110)			109

NETHERLANDS 0.7%
Dutch Mortgage-Backed Securities BV
5.072% due 10/02/2079	EUR	852	1,239

Netherlands Government Bond
4.250% due 07/15/2013		200	293

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009		$100	$100

Total Netherlands (Cost $1,389)			1,632

NORWAY 0.1%
DnB NORBank ASA
5.312% due 10/13/2009		$300	300

Total Norway (Cost $300)			300

RUSSIA 0.2%
VTB Capital S.A.
5.494% due 08/01/2008		$500	496

Total Russia (Cost $500)			496

SPAIN 4.7%
Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	603

Santander U.S. Debt S.A. Unipersonal
5.201% due 11/20/2009		400	395

Spain Government Bond
4.750% due 07/30/2014	EUR	5,000	7,528
5.150% due 07/30/2009		900	1,337
5.750% due 07/30/2032		900	1,515

Total Spain (Cost $10,203)			11,378

SWITZERLAND 0.2%
UBS AG
5.875% due 12/20/2017		$500	504

Total Switzerland (Cost $499)			504

UNITED KINGDOM 13.4%
Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,110

HBOS PLC
5.920% due 09/29/2049		1,200	1,048

HSBC Holdings PLC
6.500% due 05/02/2036		1,200	1,170

Punch Taverns Finance PLC
7.113% due 10/15/2032	GBP	100	177

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	209

United Kingdom Gilt
4.000% due 09/07/2016	GBP	400	768
4.250% due 03/07/2011		2,200	4,358
4.750% due 06/07/2010		7,520	15,116
4.750% due 09/07/2015		1,500	3,033
5.000% due 03/07/2012		2,500	5,091

XL Capital Europe PLC
6.500% due 01/15/2012		$100	105

Total United Kingdom (Cost $32,970)			32,185

UNITED STATES 73.6%

ASSET-BACKED SECURITIES 4.4%
Accredited Mortgage Loan Trust
4.905% due 09/25/2036		$237	235
4.915% due 02/25/2037		561	527

Amortizing Residential Collateral Trust
5.155% due 07/25/2032		1	1
5.215% due 10/25/2031		2	2

Asset-Backed Funding Certificates
4.925% due 01/25/2037		469	461

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Asset-Backed Securities Corp. Home Equity
4.915% due 12/25/2036	$477	$467

Carrington Mortgage Loan Trust
4.915% due 12/25/2036	553	540

Centex Home Equity
4.915% due 06/25/2036	57	57

Countrywide Asset-Backed Certificates
4.895% due 01/25/2046	240	237
4.915% due 05/25/2037	1,092	1,064

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	573	553

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	1	1

CSAB Mortgage-Backed Trust
4.965% due 06/25/2036	63	63

First Franklin Mortgage Loan Asset-Backed Certificates
4.895% due 05/25/2036	196	193
4.905% due 01/25/2038	600	581

Fremont Home Loan Trust
4.915% due 10/25/2036	441	435

GSAMP Trust
4.965% due 01/25/2047	625	601
5.155% due 03/25/2034	30	29

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	584	562

Indymac Residential Asset-Backed Trust
4.905% due 08/25/2036	122	121
4.925% due 04/25/2037	502	492

IXIS Real Estate Capital Trust
4.925% due 08/25/2036	44	44

JPMorgan Mortgage Acquisition Corp.
4.915% due 10/25/2036	533	520

Lehman XS Trust
4.945% due 04/25/2046	105	104
4.945% due 07/25/2046	201	200

Long Beach Mortgage Loan Trust
4.925% due 05/25/2046	38	38

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	271	267

Morgan Stanley ABS Capital I
4.905% due 07/25/2036	249	245
4.935% due 02/25/2036	36	36

Morgan Stanley Home Equity Loans
4.935% due 02/25/2036	80	79

Option One Mortgage Loan Trust
4.935% due 01/25/2036	45	45

Residential Asset Securities Corp.
4.925% due 04/25/2036	46	46

SACO I, Inc.
4.925% due 05/25/2036	61	58

Saxon Asset Securities Trust
5.135% due 01/25/2032	2	2

Securitized Asset-Backed Receivables LLC Trust
4.915% due 12/25/2036	589	568
4.925% due 03/25/2036	131	130

Structured Asset Securities Corp.
4.900% due 04/25/2035	50	49
5.265% due 05/25/2034	10	9

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034	10	10

Washington Mutual Asset-Backed Certificates
4.925% due 10/25/2036	604	583

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wells Fargo Home Equity Trust
4.985% due 12/25/2035		$14	$14
5.095% due 10/25/2035		259	250

			10,519

BANK LOAN OBLIGATIONS 0.9%
Daimler Finance North America LLC
9.000% due 08/03/2012		2,194	2,116

COMMODITY INDEX-LINKED NOTES 0.4%
Morgan Stanley
4.805% due 07/07/2008		1,000	1,002

CORPORATE BONDS & NOTES 11.1%
American Express Credit Corp.
5.285% due 03/02/2009		400	399

American General Finance Corp.
6.900% due 12/15/2017		100	100

American International Group, Inc.
4.875% due 03/15/2067	EUR	200	256
6.250% due 03/15/2087		$100	90

AT&T, Inc.
4.959% due 05/15/2008		600	600

AutoZone, Inc.
5.875% due 10/15/2012		100	103

Bank of America Corp.
4.875% due 11/06/2009		400	399

Bear Stearns Cos., Inc.
6.950% due 08/10/2012		1,200	1,235

BellSouth Corp.
5.200% due 09/15/2014		200	200

Boston Scientific Corp.
6.400% due 06/15/2016		200	189

CenterPoint Energy, Inc.
5.875% due 06/01/2008		200	200

Charter One Bank N.A.
5.115% due 04/24/2009		1,000	996

CIT Group, Inc.
5.052% due 02/21/2008		300	297
5.225% due 05/23/2008		100	99
5.256% due 06/08/2009		500	468

Citigroup Capital XXI
8.300% due 12/21/2057		800	838

Citigroup, Inc.
4.898% due 12/26/2008		400	398
6.125% due 11/21/2017		800	823

CMS Energy Corp.
6.192% due 01/15/2013		200	192

CNA Financial Corp.
6.000% due 08/15/2011		200	205

ConocoPhillips Australia Funding Co.
5.343% due 04/09/2009		380	380

CSX Corp.
6.300% due 03/15/2012		200	205

CVS Caremark Corp.
5.750% due 08/15/2011		200	205

Daimler Finance North America LLC
5.461% due 03/13/2009		600	597
5.750% due 05/18/2009		200	201

DR Horton, Inc.
6.000% due 04/15/2011		200	181

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Energy Future Holdings Corp.
6.375% due 01/01/2008		$300	$300

Fleet National Bank
0.801% due 07/07/2008	JPY	30,000	269

Ford Motor Credit Co. LLC
5.800% due 01/12/2009		$200	190
6.625% due 06/16/2008		600	591
7.250% due 10/25/2011		200	173
7.992% due 01/13/2012		500	420

Freeport-McMoRan Copper & Gold, Inc.
8.394% due 04/01/2015		400	407

General Electric Capital Corp.
5.091% due 06/15/2009		1,300	1,299

GMAC LLC
6.034% due 09/23/2008		500	483
6.119% due 05/15/2009		500	466

Goldman Sachs Group, Inc.
6.750% due 10/01/2037		1,700	1,671

Harrah’s Operating Co., Inc.
5.498% due 02/08/2008		100	100

HJ Heinz Co.
6.428% due 12/01/2008		300	306

HJ Heinz Finance Co.
6.000% due 03/15/2012		100	103

HSBC Finance Corp.
5.031% due 06/19/2009		400	394
5.121% due 09/15/2008		100	100

International Lease Finance Corp.
5.350% due 03/01/2012		200	200
5.400% due 02/15/2012		200	202

iStar Financial, Inc.
5.150% due 03/01/2012		200	173

JC Penney Corp., Inc.
8.000% due 03/01/2010		200	208

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	195
6.000% due 01/15/2018		$400	408

JPMorgan Chase Capital
6.550% due 09/29/2036		400	362

JPMorgan Chase Capital XXII
6.450% due 02/02/2037		100	89

Kraft Foods, Inc.
6.250% due 06/01/2012		200	208

Mandalay Resort Group
6.500% due 07/31/2009		400	402

Masco Corp.
6.125% due 10/03/2016		200	198

Merck & Co., Inc.
4.750% due 03/01/2015		200	199

Merrill Lynch & Co., Inc.
4.960% due 08/14/2009		200	196
5.191% due 10/23/2008		200	197

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	101

Morgan Stanley
5.006% due 02/09/2009		500	494
5.659% due 10/18/2016		200	187

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		200	201

NGPL Pipe Co. LLC
7.119% due 12/15/2017		500	514

Qwest Capital Funding, Inc.
6.375% due 07/15/2008		100	100

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Rabobank Capital Funding Trust
5.254% due 12/29/2049	$400	$359

Ryder System, Inc.
5.850% due 11/01/2016	200	199

Sara Lee Corp.
6.250% due 09/15/2011	200	208

SB Treasury Co. LLC
9.400% due 12/29/2049	100	102

Sprint Nextel Corp.
6.000% due 12/01/2016	200	192

State Street Capital Trust IV
5.991% due 06/15/2037	500	389

Time Warner, Inc.
5.109% due 11/13/2009	400	390
5.500% due 11/15/2011	200	201

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049	300	305

U.S. Bancorp
4.885% due 04/28/2009	300	299

Wachovia Bank N.A.
4.924% due 03/23/2009	500	499

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	400	400

Wells Fargo Capital X
5.950% due 12/15/2036	200	187

Westpac Banking Corp.
5.212% due 06/06/2008	400	400

Wyeth
6.950% due 03/15/2011	200	213

Xerox Corp.
9.750% due 01/15/2009	200	209

		26,823

MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
5.132% due 09/25/2035	62	62

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	217	208

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	1,106	1,093
4.434% due 05/25/2034	141	139
4.550% due 08/25/2035	1,085	1,069
4.652% due 10/25/2033	82	81
4.673% due 05/25/2034	54	52
4.780% due 11/25/2034	49	49

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	342	337

Bear Stearns Commercial Mortgage Securities
5.138% due 03/15/2019	536	520
5.540% due 09/11/2041	500	509

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	705	700

Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	288	284

CC Mortgage Funding Corp.
5.045% due 07/25/2036	388	377

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	234	230
4.748% due 08/25/2035	279	275

Countrywide Alternative Loan Trust
5.145% due 02/25/2037	367	347
5.159% due 03/20/2046	311	294
6.175% due 08/25/2036	521	522

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
4.122% due 11/19/2033	$178	$170
4.801% due 11/25/2034	81	80
5.095% due 05/25/2035	232	213
5.155% due 04/25/2035	19	18
5.185% due 03/25/2035	286	272
5.195% due 02/25/2035	26	25
5.245% due 09/25/2034	30	29
6.141% due 08/25/2034	29	29

CS First Boston Mortgage Securities Corp.
4.094% due 08/25/2033	164	165
6.500% due 04/25/2033	5	5

First Horizon Asset Securities, Inc.
4.402% due 12/25/2033	64	64
4.737% due 07/25/2033	33	33
6.250% due 08/25/2017	204	206

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	411	408

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	77	77

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	102	102

Greenpoint Mortgage Funding Trust
5.135% due 11/25/2045	30	28

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	806

GSR Mortgage Loan Trust
4.539% due 09/25/2035	217	215
4.603% due 03/25/2033	73	72
5.298% due 06/25/2034	35	35

Harborview Mortgage Loan Trust
4.970% due 05/19/2033	130	128
5.335% due 02/19/2034	9	9

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	300	302

JPMorgan Mortgage Trust
4.392% due 11/25/2033	63	62
4.766% due 07/25/2035	702	696
5.023% due 02/25/2035	137	134

MASTR Asset Securitization Trust
4.500% due 03/25/2018	155	155

Mellon Residential Funding Corp.
5.468% due 12/15/2030	41	40

Merrill Lynch Mortgage Investors, Inc.
6.439% due 02/25/2033	105	105

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	381	367

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	63	62

Residential Accredit Loans, Inc.
5.075% due 04/25/2046	426	401

Structured Adjustable Rate Mortgage Loan Trust
4.180% due 02/25/2034	46	46
4.590% due 04/25/2034	117	117
5.210% due 09/25/2034	225	224

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	483	456
5.215% due 07/19/2035	846	804
5.255% due 07/19/2034	12	12
5.315% due 03/19/2034	22	21

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	626	612

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	559	551

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
4.208% due 06/25/2033	$65	$64
4.229% due 03/25/2034	195	192
5.135% due 12/25/2045	149	140
5.155% due 10/25/2045	77	72
5.175% due 01/25/2045	25	24
5.185% due 01/25/2045	25	23
5.405% due 12/25/2027	103	99
5.483% due 02/27/2034	17	16
5.883% due 07/25/2046	464	443
6.188% due 08/25/2042	21	20

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	346	342
4.750% due 10/25/2018	202	199
4.950% due 03/25/2036	401	397
5.625% due 04/25/2036	107	104

		17,639

MUNICIPAL BONDS & NOTES 0.3%
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	200	207

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	26

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	382

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	9

		624

	SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049	58	614

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	200	200

		814

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 48.3%
Fannie Mae
4.186% due 11/01/2034	$287	289
4.925% due 12/01/2034	43	43
4.985% due 03/25/2034	27	26
5.000% due 11/01/2018 - 03/01/2036	749	739
5.015% due 08/25/2034	20	20
5.115% due 06/25/2044	21	21
5.500% due 10/01/2016 - 01/01/2038	16,633	16,632
6.000% due 01/01/2038 - 07/25/2044	72,093	73,209
6.327% due 10/01/2034	24	24
6.500% due 01/01/2038	7,000	7,196

Freddie Mac
4.500% due 02/15/2017 - 02/01/2018	1,816	1,796
5.000% due 03/15/2017	293	295
5.258% due 02/15/2019	1,302	1,296
5.334% due 04/01/2037	446	449
5.500% due 06/01/2035 - 02/01/2038	13,282	13,249
6.000% due 04/15/2036	773	784
6.063% due 10/25/2044	150	150
7.171% due 02/01/2029	23	23

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ginnie Mae
6.125% due 11/20/2024	$6	$6

		116,247

U.S. TREASURY OBLIGATIONS 0.6%
U.S. Treasury Bonds
8.125% due 08/15/2019	100	135
8.750% due 05/15/2017	100	136
8.875% due 02/15/2019	200	282

U.S. Treasury Notes
4.625% due 02/29/2012	200	210

U.S. Treasury Strips
0.000% due 05/15/2017	430	289
0.000% due 08/15/2020	300	169
0.000% due 11/15/2021	600	317

		1,538

Total United States (Cost $177,892)		177,322

SHORT-TERM INSTRUMENTS 19.7%

CERTIFICATES OF DEPOSIT 1.3%
Abbey National Treasury Services PLC
5.175% due 07/02/2008	$400	400

Fortis Bank NY
4.745% due 04/28/2008	100	100

Nordea Bank Finland PLC
4.991% due 05/28/2008	500	500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Societe Generale NY
4.768% due 06/30/2008	$1,300	$1,300

Unicredito Italiano NY
5.358% due 05/06/2008	900	900

		3,200

COMMERCIAL PAPER 17.9%
Barclays U.S. Funding Corp.
5.005% due 03/17/2008	6,000	5,940

Citibank N.A.
5.940% due 02/01/2008	2,300	2,289

Danske Corp.
4.970% due 01/22/2008	6,500	6,482

National Australia Bank Ltd.
4.240% due 01/04/2008	6,600	6,598

Rabobank Financial Co.
3.980% due 01/02/2008	1,100	1,100

Royal Bank of Scotland Group PLC
4.940% due 03/20/2008	1,000	989
5.000% due 02/04/2008	5,000	4,977

UBS Finance Delaware LLC
4.000% due 01/02/2008	3,600	3,600

Unicredito Italiano SpA
4.940% due 03/17/2008	6,200	6,138

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Westpac Trust Securities NZ Ltd.
5.000% due 01/18/2008	$5,000	$4,989

		43,102

REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co.
3.900% due 01/02/2008	1,008	1,008

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $1,032. Repurchase proceeds are $1,008.)

U.S. TREASURY BILLS 0.1%
3.114% due 02/28/2008 - 03/13/2008 (a)(d)	180	179

Total Short-Term Instruments (Cost $47,485)		47,489

PURCHASED OPTIONS (f) 1.0%
(Cost $1,290)		2,427

Total Investments 160.3% (Cost $378,938)		$386,325

Written Options (g) (0.5%) (Premiums $574)		(1,217)

Other Assets and Liabilities (Net) (59.8%)		(144,157)

Net Assets (c) 100.0%		$240,951

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007, portfolio securities with an aggregate value of $1,002 and derivative instruments with an aggregate appreciation of $4,188 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $179 and cash of $1,080 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90 - Day Euribor December Futures	Long	12/2008	19	$6
90 - Day Euribor December Futures	Long	12/2009	15	2
90 - Day Euribor June Futures	Long	06/2009	7	2
90 - Day Euribor March Futures	Long	03/2009	7	3
90 - Day Euribor September Futures	Long	09/2008	8	2
90 - Day Euribor September Futures	Long	09/2009	7	2
90 - Day Eurodollar September Futures	Long	09/2008	34	112
Euro - Bobl March Futures	Long	03/2008	200	(441)
Euro - Bobl March Futures Put Options Strike @ EUR 103.000	Long	03/2008	75	0
Euro - Bund 10-Year Bond March Futures	Long	03/2008	33	(124)
Euro - Bund March Futures Put Options Strike @ EUR 105.500	Long	03/2008	168	0
Euro - Schatz March Futures	Short	03/2008	407	365
Euro - Schatz March Futures Call Options Strike @ EUR 107.000	Long	03/2008	127	0
Euro - Schatz March Futures Call Options Strike @ EUR 107.500	Long	03/2008	280	0
Japan Government 10-Year Bond March Futures	Long	03/2008	29	40
U.S. Treasury 2-Year Note March Futures	Short	03/2008	176	58
U.S. Treasury 5-Year Note March Futures	Short	03/2008	12	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	199	163
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	6	10
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	6	11
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	6	12
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	6	8

				$217

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Akzo Nobel NV 4.250% due 06/14/2011	Buy	(0.290%	)	06/20/2012	EUR 200	$0
Deutsche Bank AG	United Utilities PLC 6.875% due 08/15/2028	Buy	(0.235%	)	06/20/2012	200	4
Goldman Sachs & Co.	ICI Wilmington, Inc. 5.625% due 12/01/2013	Buy	(0.340%	)	06/20/2012	200	(2)
Goldman Sachs & Co.	Koninklijke DSM NV 4.000% due 11/10/2015	Buy	(0.365%	)	06/20/2012	200	0
Goldman Sachs & Co.	SCA Finans AB 4.500% due 07/15/2015	Buy	(0.250%	)	06/20/2012	200	3
Merrill Lynch & Co., Inc.	Compass Group PLC 6.375% due 05/29/2012	Buy	(0.390%	)	06/20/2012	200	(1)
Bank of America	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.150%		06/20/2008	$600	(4)
Bank of America	Merrill Lynch & Co., Inc. 6.000% due 02/17/2009	Sell	0.150%		06/20/2008	200	(2)
Bank of America	Time Warner, Inc. 5.500% due 11/15/2011	Buy	(0.310%	)	12/20/2011	200	3
Barclays Bank PLC	American Electric Power Co., Inc. 5.250% due 06/01/2015	Buy	(0.100%	)	06/20/2012	100	1
Barclays Bank PLC	Capital One Bank 5.125% due 02/15/2014	Buy	(0.160%	)	06/20/2012	400	31
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012	200	3
Barclays Bank PLC	Noble Corp. 5.875% due 06/01/2013	Buy	(0.530%	)	06/20/2012	100	(1)
Barclays Bank PLC	XL Capital Europe PLC 6.500% due 01/15/2012	Buy	(0.310%	)	03/20/2012	100	4
Bear Stearns & Co., Inc.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011	100	1
Bear Stearns & Co., Inc.	H.J. Heinz Finance Co. 6.000% due 03/15/2012	Buy	(0.370%	)	03/20/2012	100	(1)
Bear Stearns & Co., Inc.	Kraft Foods, Inc. 6.250% due 06/01//2012	Buy	(0.170%	)	06/20/2012	200	3
Bear Stearns & Co., Inc.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(0.520%	)	06/20/2012	1,000	5
Bear Stearns & Co., Inc.	Ryder System, Inc. 5.850% due 11/01/2016	Buy	(0.460%	)	12/20/2016	200	7
Bear Stearns & Co., Inc.	Sprint Nextel Corp. 6.000% due 12/01/2016	Buy	(1.125%	)	12/20/2016	200	5
Bear Stearns & Co., Inc.	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.480%	)	06/20/2012	1,000	16
Citibank N.A.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.680%	)	12/20/2012	100	(1)
Citibank N.A.	Nabors Industries, Inc. 5.375% due 08/15/2012	Buy	(0.470%	)	06/20/2012	100	0
Citibank N.A.	Newell Rubbermaid, Inc. 4.000% due 05/01/2010	Buy	(0.130%	)	06/20/2010	200	0
Credit Suisse USA, Inc.	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008	200	0
Credit Suisse USA, Inc.	Daimler Finance N.A. LLC 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009	200	0
Credit Suisse USA, Inc.	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012	200	25
Credit Suisse USA, Inc.	Masco Corp. 6.125% due 10/03/2016	Buy	(0.907%	)	12/20/2016	200	7
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.530%	)	06/20/2012	100	(1)
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.519%	)	06/20/2012	300	(1)
Deutsche Bank AG	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.160%		06/20/2008	300	(3)
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.120%		06/20/2008	600	(2)
Deutsche Bank AG	JC Penney Corp., Inc. 8.000% due 03/01/2010	Buy	(0.270%	)	03/20/2010	200	3
Deutsche Bank AG	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.160%		06/20/2008	700	(5)
Deutsche Bank AG	SLM Corp. 5.125% due 08/27/2012	Sell	3.050%		03/20/2009	500	0
Goldman Sachs & Co.	Carnival Corp. 6.650% due 01/15/2028	Buy	(0.210%	)	06/20/2012	100	1
Goldman Sachs & Co.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.445%	)	06/20/2012	300	(3)
Goldman Sachs & Co.	International Paper Co. 5.850% due 10/30/2012	Buy	(0.675%	)	06/20/2017	100	0
Goldman Sachs & Co.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(1.040%	)	06/20/2017	500	(2)
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	500	0
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%		04/20/2009	400	(2)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%		04/20/2009	400	(2)
JPMorgan Chase & Co.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011	100	1
Lehman Brothers, Inc.	BellSouth Corp. 5.200% due 09/15/2014	Buy	(0.325%	)	09/20/2014	200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011	3,200	67
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.350%		08/20/2011	2,300	54
Lehman Brothers, Inc.	CVS Caremark Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011	200	1
Lehman Brothers, Inc.	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(3.950%	)	06/20/2011	200	0
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010	200	18
Lehman Brothers, Inc.	JPMorgan Chase & Co. 6.000% due 01/15/2018	Buy	(0.570%	)	12/20/2017	100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015	200	1
Lehman Brothers, Inc.	Sara Lee Corp. 6.250% due 09/15/2011	Buy	(0.350%	)	09/20/2011	200	(1)
Lehman Brothers, Inc.	Tate & Lyle International Finance PLC 6.125% due 06/15/2011	Buy	(0.315%	)	06/20/2011	200	1
Lehman Brothers, Inc.	Wyeth 6.950% due 03/15/2011	Buy	(0.100%	)	03/20/2011	200	1
Merrill Lynch & Co., Inc.	American General Finance Corp. 6.900% due 12/15/2017	Buy	(1.370%	)	12/20/2017	100	0
Merrill Lynch & Co., Inc.	CSX Corp. 6.300% due 03/15/2012	Buy	(0.230%	)	03/20/2012	200	3
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	4.900%		09/20/2012	700	(47)
Merrill Lynch & Co., Inc.	International Lease Finance Corp. 5.350% due 03/01/2012	Buy	(0.130%	)	03/20/2012	200	3
Morgan Stanley	Diamond Offshore Drilling, Inc. 4.875% due 07/01/2015	Buy	(0.495%	)	06/20/2017	100	0
Morgan Stanley	Glitnir Banki HF floating rate based on 3-Month USD-LIBOR plus 0.260% due 04/20/2010	Buy	(0.170%	)	06/20/2010	500	25
Morgan Stanley	Rogers Wireless, Inc. 7.250% due 12/15/2012	Buy	(0.540%	)	12/20/2012	200	2
Morgan Stanley	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.480%	)	06/20/2012	1,000	16
Morgan Stanley	Xerox Corp. 9.750% due 01/15/2009	Buy	(0.290%	)	03/20/2009	200	(1)
Royal Bank of Canada	DaimlerChrysler Canada Finance, Inc. 4.850% due 03/30/2009	Buy	(0.350%	)	06/20/2009	200	0
Royal Bank of Canada	JPMorgan Chase & Co. 5.058% until 02/22/2016 and 1-Month CAD Offered Rate plus 1.000% thereafter, due 02/22/2021	Buy	(0.310%	)	03/20/2016	200	6
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.280%		12/20/2011	100	0
Royal Bank of Scotland Group PLC	Morgan Stanley floating rate based on 3-Month USD-LIBOR plus 0.450% due 10/18/2016	Buy	(0.320%	)	12/20/2016	200	8
UBS Warburg LLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.070%		06/20/2008	800	(2)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.930%	)	06/20/2017	$400	$8
Wachovia Bank N.A.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.530%	)	06/20/2012	100	(2)
Wachovia Bank N.A.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.520%	)	06/20/2012	100	(1)

							$250

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	EUR 200	$3
Deutsche Bank AG	Dow Jones iTraxx Europe 8SUB Index	Buy	(0.700%	)	12/20/2012	2,200	(2)
Deutsche Bank AG	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	1,200	14
HSBC Bank USA	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	100	1
JPMorgan Chase & Co.	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	700	8
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Sell	0.787%		06/20/2012	$1,000	(2)
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,200	(3)
Credit Suisse USA, Inc.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012	2,500	(22)
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Sell	2.729%		06/20/2012	500	6
Goldman Sachs & Co.	Dow Jones CDX N.A. HY8 Index	Sell	3.066%		06/20/2012	800	20
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012	6,700	(136)
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017	12,900	285
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	0.910%		06/20/2012	1,200	3
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017	900	0
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	0.825%		06/20/2012	4,000	(4)
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	7,100	80

							$251

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Cross-Currency Swaps

Counterparty	Receive	Pay	Expiration Date(2)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Unrealized Appreciation
Goldman Sachs & Co.	Floating rate equal to 3-Month JPY-LIBOR less 0.250% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	09/10/2009	JP	Y 8,614,000	$73,000	$4,266

(2) At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009	AUD	4,600	$(36)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(26)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	29
Deutsche Bank AG	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		15,700	(121)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		7,000	(123)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,900	(167)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		2,300	153
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		4,300	74
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,100	(135)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		1,800	121
JPMorgan Chase & Co.	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		7,800	(37)
Morgan Stanley	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		7,000	(54)
Morgan Stanley	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		4,200	(22)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		3,300	51
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		2,400	(42)
UBS Warburg LLC	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		1,700	(66)
UBS Warburg LLC	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,100	88
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012	BRL	3,700	(78)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.000%	06/17/2010	EUR	10	0
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		900	(18)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.543%	08/24/2009		700	(2)
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		700	16
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		12,160	364
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.703%	08/24/2017		200	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010	EUR	15,500	$(50)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	09/19/2012		2,600	(57)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		7,000	335
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		3,600	27
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2038		1,400	(58)
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		2,300	74
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.250%	12/17/2009		11,500	(6)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		900	76
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		600	36
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2017		2,000	(5)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		700	(52)
Merrill Lynch & Co., Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		1,000	(44)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.525%	08/24/2009		900	(3)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		49,600	(167)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		3,200	93
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	44
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.695%	08/24/2017		200	1
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		2,000	(29)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		600	(11)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.940%	04/10/2012		600	(12)
UBS Warburg LLC	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(14)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009	GBP	9,800	99
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		3,200	(11)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		600	4
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.500%	09/15/2017		4,500	1
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	107
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		100	0
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	11
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		400	20
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	5.500%	03/20/2013		1,900	77
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,800	(71)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2013		1,600	77
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		700	(1)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2018		500	19
Royal Bank of Canada	6-Month GBP-LIBOR	Pay	5.000%	03/20/2010		5,100	112
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	5,800	(5)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008	JPY	1,650,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		200,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		10,000	(2)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		1,320,000	(15)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		360,000	5
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		80,000	(14)
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		540,000	(31)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		880,000	(16)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		460,000	6
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		370,000	(6)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	2.500%	06/20/2036		50,000	8
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		110,000	(14)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	5,000	(18)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		$18,100	212
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		4,500	(15)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		61,100	715
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		37,500	63
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		7,000	4
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	12/16/2014		700	15
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		4,700	2
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		1,700	1
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		400	(5)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2009		13,800	32
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		5,300	(99)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		800	(16)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		7,300	(3)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		600	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		21,700	(62)

							$1,333

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

(f) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 2-Year Note March Futures	$115.000	02/22/2008	50	$1	$1
Call - CBOT U.S. Treasury 2-Year Note March Futures	116.000	02/22/2008	120	3	2
Call - CBOT U.S. Treasury 2-Year Note March Futures	120.000	02/22/2008	6	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	9	0	0

				$4	$3

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.000%	09/14/2009	EUR	12,900	$63	$50
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		$4,600	18	108
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		5,400	27	112
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008		14,000	40	107
Call - OTC 2-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Pay	4.250%	07/06/2009		15,000	176	180
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		5,800	29	136
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008		22,800	138	461
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		5,400	19	112
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008		12,200	41	243

								$551	$1,509

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.362	05/21/2008	EUR	1,000	$30	$106
Put - OTC Euro versus U.S. dollar		1.362	05/21/2008		1,000	31	7
Call - OTC Euro versus U.S. dollar		1.375	05/21/2010		2,300	111	237
Put - OTC Euro versus U.S. dollar		1.375	05/21/2010		2,300	111	91
Call - OTC U.S. dollar versus Japanese yen	JPY	114.650	01/18/2008		$2,000	67	4
Put - OTC U.S. dollar versus Japanese yen		114.650	01/18/2008		2,000	67	59
Call - OTC U.S. dollar versus Japanese yen		117.500	03/13/2008		1,200	10	2
Call - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		3,000	80	17
Put - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		3,000	80	178
Call - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,600	68	10
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,600	68	203

						$723	$914

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2038	$104.500	03/05/2008	$19,500	$2	$0
Put - OTC Fannie Mae 5.500% due 02/01/2038	86.000	02/05/2008	7,000	1	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	86.000	03/05/2008	3,000	0	0
Put - OTC Fannie Mae 6.000% due 03/01/2038	91.750	03/05/2008	72,000	8	1
Put - OTC Freddie Mac 5.500% due 03/01/2038	88.813	03/05/2008	4,100	1	0

				$12	$1

(g) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/22/2008	22	$18	$25
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	22	12	5

				$30	$30

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	4.230%	09/14/2009	EUR	4,200	$55	$49
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		$2,000	18	84
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008		2,300	27	84
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008		3,100	39	102
Call - OTC 7-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		4,900	165	170
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		2,500	30	104

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	$9,900	$131	$342
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	2,400	20	87
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	4,100	41	161

							$526	$1,183

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	117.570	02/18/2008	$1,200	$13	$2
Put - OTC U.S. dollar versus Japanese yen		80.000	08/21/2008	900	5	2

					$18	$4

(h) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	$694	$686	0.28%

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$20,000	$19,700	$19,516

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	5,280	01/2008	$26	$(18)	$8
Sell		3,085	01/2008	0	(34)	(34)
Buy		1,769	02/2008	34	0	34
Buy	BRL	1,209	03/2008	114	0	114
Buy		15,895	07/2008	396	(95)	301
Sell		7,685	07/2008	29	(16)	13
Buy	CAD	3,767	01/2008	79	0	79
Buy	CLP	10,300	03/2008	1	0	1
Buy		6,033	07/2008	0	0	0
Buy	CNY	43,578	01/2008	79	0	79
Sell		43,578	01/2008	0	(112)	(112)
Buy		11,779	04/2008	13	0	13
Buy	DKK	8,128	03/2008	0	(6)	(6)
Buy	EUR	16,907	01/2008	0	(39)	(39)
Sell		1,204	01/2008	6	0	6
Buy	GBP	5,346	01/2008	0	(133)	(133)
Sell		131	01/2008	0	0	0
Buy	INR	650	08/2008	0	0	0
Sell	JPY	4,928,203	02/2008	98	(1)	97
Buy	KRW	759,067	01/2008	0	(21)	(21)
Buy		943,103	05/2008	0	(6)	(6)
Buy		439,696	08/2008	0	(2)	(2)
Buy	MXN	12,663	03/2008	29	0	29
Buy	NOK	6,216	03/2008	21	0	21
Sell	NZD	674	01/2008	0	(13)	(13)
Sell		674	02/2008	3	0	3
Buy	PLN	1,692	07/2008	68	0	68
Buy	RUB	31,529	07/2008	35	0	35
Buy		20,301	11/2008	5	0	5
Buy	SEK	15,066	03/2008	0	(25)	(25)
Buy	SGD	436	02/2008	11	0	11
Buy	TWD	9,221	01/2008	0	(1)	(1)
Buy	ZAR	97	07/2008	1	0	1

				$1,048	$(522)	$526

See Accompanying Notes	Annual Report	December 31, 2007	17

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

18	PIMCO Variable Insurance Trust

December 31, 2007

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed

20	PIMCO Variable Insurance Trust

December 31, 2007

spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(q) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. The Commodity Index-Linked notes are linked to the Goldman Sachs Commodity Index Total Return.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of

$15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,487,756	$1,481,237	$186,903	$96,591

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	0	$79,300	EUR	0	GBP	2,100	$827
Sales	44	36,600		4,200		0	612
Closing Buys	0	(73,400)		0		0	(729)
Expirations	0	(9,200)		0		(2,100)	(136)
Exercised	0	0		0		0	0
Balance at 12/31/2007	44	$33,300	EUR	4,200	GBP	0	$574

22	PIMCO Variable Insurance Trust

December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15	$180	4	$49
Administrative Class	8,356	102,579	8,273	99,227
Advisor Class	0	1	1	10
Issued as reinvestment of distributions
Institutional Class	1	7	0	0
Administrative Class	593	7,286	381	4,593
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	(2)	(18)	0	(1)
Administrative Class	(4,527)	(55,650)	(2,147)	(25,733)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,436	$54,385	6,512	$78,145

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	95
Administrative Class	6	96
Advisor Class	1	95	*

* Allianz Dresdner Asset Management , an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO

Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement

Annual Report	December 31, 2007	23

Notes to Financial Statements (Cont.)

No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 4,921	$ 0	$ 11,784	$ (3,041)	$ 0	$ (443)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 379,475	$ 9,482	$ (2,632)	$ 6,850

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 7,046	$ 247	$ 0
12/31/2006	4,594	0	0

(5) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Global Bond Portfolio (Unhedged)	1.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.61%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

28	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

30	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio (Unhedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2007

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

United States	45.9%
Germany	17.0%
Short-Term Instruments	12.3%
Japan	8.9%
United Kingdom	8.3%
Other	7.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (01/31/06)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	9.89%	7.10%
JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD±	10.73%	8.02%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,110.38	$1,021.42
Expenses Paid During Period†	$3.99	$3.82

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An overweight to U.S. duration and a curve steepening bias in the second half of the year contributed to returns as U.S. yields fell and the curve steepened over the year.

»	An overweight to U.K. duration in the fourth quarter and a curve steepening bias contributed to returns as U.K. yields fell and the curve steepened over the year.

»	An overweight to Eurozone duration was negative for performance as Eurozone yields rose.

»	An underweight to Japanese bonds from June through August was negative for performance as Japanese yields declined during that time period.

»	An overweight to mortgage-backed securities was negative for performance as mortgage-backed securities underperformed U.S. Treasuries over the year.

»

A long position in emerging market currencies, such as the Chinese renminbi, the Russian ruble, and the Brazilian real, versus the U.S. dollar added to returns as these currencies appreciated versus the U.S. dollar in 2007.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected per Share Data for the Year or Period Ended:	12/31/2007	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$12.06	$12.00
Net investment income (a)	0.43	0.41
Net realized/unrealized gain on investments	0.74	0.04
Total income from investment operations	1.17	0.45
Dividends from net investment income	(0.42)	(0.39)
Distributions from net realized capital gains	(0.03)	0.00
Total distributions	(0.45)	(0.39)
Net asset value end of year or period	$12.78	$12.06
Total return	9.89%	3.77%
Net assets end of year or period (000s)	$229	$48
Ratio of expenses to average net assets	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%*
Ratio of net investment income to average net assets	3.51%	3.70%*
Portfolio turnover rate	560%	224%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$385,317
Repurchase agreements, at value	1,008
Cash	1,084
Deposits with brokers for open futures contracts	1,080
Foreign currency, at value	1,383
Receivable for investments sold	44,709
Receivable for Portfolio shares sold	116
Receivable for cross-currency swap exchanges	72,667
Interest and dividends receivable	3,003
Variation margin receivable	219
Swap premiums paid	2,313
Unrealized appreciation on foreign currency contracts	1,048
Unrealized appreciation on swap agreements	8,197
522,144

Liabilities:
Payable for investments purchased	$126,396
Payable for investments purchased on a delayed-delivery basis	55,918
Payable for Portfolio shares redeemed	153
Payable for short sales	19,516
Payable for cross-currency swap exchanges	73,000
Written options outstanding	1,217
Accrued investment advisory fee	49
Accrued administrative fee	98
Accrued servicing fee	31
Variation margin payable	2
Swap premiums received	2,194
Unrealized depreciation on foreign currency contracts	522
Unrealized depreciation on swap agreements	2,097
281,193

Net Assets	$240,951

Net Assets Consist of:
Paid in capital	$227,730
Undistributed net investment income	527
Accumulated undistributed net realized (loss)	(487)
Net unrealized appreciation	13,181
$240,951

Net Assets:
Institutional Class	$229
Administrative Class	240,711
Advisor Class	11

Shares Issued and Outstanding:
Institutional Class	18
Administrative Class	18,837
Advisor Class	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.78
Administrative Class	12.78
Advisor Class	12.78

Cost of Investments Owned	$377,930
Cost of Repurchase Agreements Owned	$1,008
Cost of Foreign Currency Held	$1,368
Proceeds Received on Short Sales	$19,700
Premiums Received on Written Options	$574

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$8,697
Dividends	53
Miscellaneous income	8
Total Income	8,758

Expenses:
Investment advisory fees	513
Administrative fees	1,026
Servicing fees – Administrative Class	307
Trustees’ fees	4
Interest expense	2
Total Expenses	1,852

Net Investment Income	6,906

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,694
Net realized (loss) on futures contracts, written options and swaps	(1,774)
Net realized (loss) on foreign currency transactions	(564)
Net change in unrealized appreciation on investments	5,503
Net change in unrealized appreciation on futures contracts, written options and swaps	5,841
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,301
Net Gain	13,001

Net Increase in Net Assets Resulting from Operations	$19,907

*Foreign tax withholdings	$1

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$6,906	$4,817
Net realized gain	356	1,490
Net change in unrealized appreciation (depreciation)	12,645	(120)
Net increase resulting from operations	19,907	6,187

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	0
Administrative Class	(6,777)	(4,594)
From net realized capital gains
Administrative Class	(509)	0

Total Distributions	(7,293)	(4,594)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	180	49
Administrative Class	102,579	99,227
Advisor Class	1	10
Issued as reinvestment of distributions
Institutional Class	7	0
Administrative Class	7,286	4,593
Cost of shares redeemed
Institutional Class	(18)	(1)
Administrative Class	(55,650)	(25,733)
Net increase resulting from Portfolio share transactions	54,385	78,145

Total Increase in Net Assets	66,999	79,738

Net Assets:
Beginning of year	173,952	94,214
End of year*	$240,951	$173,952

*Including undistributed (overdistributed) net investment income of:	$527	$(418)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BELGIUM 0.4%
Belgium Government Bond
4.250% due 09/28/2014	EUR	600	$875

Total Belgium (Cost $761)			875

BERMUDA 0.4%
Intelsat Bermuda Ltd.
5.250% due 11/01/2008		$400	397

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (h)		700	686

Total Bermuda (Cost $1,090)			1,083

BRAZIL 0.6%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	2,000	1,091

Vale Overseas Ltd.
6.250% due 01/11/2016		$300	302

Total Brazil (Cost $1,424)			1,393

CANADA 1.2%
Canada Housing Trust No. 1
4.550% due 12/15/2012	CAD	1,800	1,854

DaimlerChrysler Canada Finance, Inc.
4.850% due 03/30/2009		200	202

Province of Ontario Canada
6.200% due 06/02/2031		500	621

Rogers Wireless, Inc.
7.250% due 12/15/2012		$200	217

Total Canada (Cost $2,734)			2,894

CAYMAN ISLANDS 0.9%
Mizuho Finance Cayman Ltd.
2.322% due 08/29/2049	JPY	100,000	902

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$400	404

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		400	380

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	371

Total Cayman Islands (Cost $2,083)			2,057

FRANCE 1.3%
Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	400	546

France Government Bond
3.150% due 07/25/2032 (b)		111	190
5.750% due 10/25/2032		1,100	1,861
6.500% due 04/25/2011		300	470

Total France (Cost $2,986)			3,067

GERMANY 27.2%
Deutsche Bank AG
5.375% due 10/12/2012		$500	513
6.000% due 09/01/2017		400	416

Republic of Germany
3.750% due 01/04/2015	EUR	3,200	4,540
3.750% due 01/04/2017		15,000	21,069
4.250% due 01/04/2014		1,400	2,053
4.250% due 07/04/2014		7,600	11,130
4.750% due 07/04/2028		300	446
4.750% due 07/04/2034		100	149
5.000% due 07/04/2012		3,500	5,289

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.250% due 01/04/2011	EUR	5,400	$8,152
5.500% due 01/04/2031		400	654
5.625% due 01/04/2028		3,550	5,857
6.250% due 01/04/2024		600	1,044
6.250% due 01/04/2030		1,300	2,315
6.500% due 07/04/2027		1,100	1,992

Total Germany (Cost $61,241)			65,619

ICELAND 0.2%
Glitnir Banki HF
5.440% due 04/20/2010		$500	490

Total Iceland (Cost $500)			490

IRELAND 0.2%
Bank of Ireland
4.951% due 12/19/2008		$400	400

Total Ireland (Cost $400)			400

ITALY 0.1%
Seashell Securities PLC
4.930% due 07/25/2028	EUR	33	48

Siena Mortgages SpA
5.178% due 12/16/2038		218	315

Total Italy (Cost $302)			363

JAPAN 14.2%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	138

Japan Government Bond
1.200% due 03/20/2012	JPY	360,000	3,260
1.500% due 03/20/2011		620,000	5,662
1.500% due 03/20/2014		30,000	275
1.600% due 09/20/2013		10,000	92
1.600% due 06/20/2014		120,000	1,105
2.300% due 05/20/2030		7,000	64
2.300% due 06/20/2035		130,000	1,156
2.400% due 03/20/2034		130,000	1,184
2.500% due 09/20/2035		360,000	3,337
2.500% due 03/20/2036		10,000	92
2.500% due 06/20/2036		360,000	3,328
2.500% due 09/20/2036		120,000	1,109
2.500% due 09/20/2037		70,000	647

Japanese Government CPI Linked Bond
0.800% due 12/10/2015		120,600	1,068
1.100% due 12/10/2016		1,060,000	9,547
1.200% due 06/10/2017		120,960	1,092

Resona Bank Ltd.
5.850% due 09/29/2049		$100	93

Sumitomo Mitsui Banking Corp.
1.874% due 09/29/2049	JPY	100,000	899
5.625% due 07/29/2049		$100	94

Total Japan (Cost $32,779)			34,242

JERSEY, CHANNEL ISLANDS 0.0%
HSBC Capital Funding LP
9.547% due 12/29/2049		$100	109

Total Jersey, Channel Islands (Cost $110)			109

NETHERLANDS 0.7%
Dutch Mortgage-Backed Securities BV
5.072% due 10/02/2079	EUR	852	1,239

Netherlands Government Bond
4.250% due 07/15/2013		200	293

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009		$100	$100

Total Netherlands (Cost $1,389)			1,632

NORWAY 0.1%
DnB NORBank ASA
5.312% due 10/13/2009		$300	300

Total Norway (Cost $300)			300

RUSSIA 0.2%
VTB Capital S.A.
5.494% due 08/01/2008		$500	496

Total Russia (Cost $500)			496

SPAIN 4.7%
Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	603

Santander U.S. Debt S.A. Unipersonal
5.201% due 11/20/2009		400	395

Spain Government Bond
4.750% due 07/30/2014	EUR	5,000	7,528
5.150% due 07/30/2009		900	1,337
5.750% due 07/30/2032		900	1,515

Total Spain (Cost $10,203)			11,378

SWITZERLAND 0.2%
UBS AG
5.875% due 12/20/2017		$500	504

Total Switzerland (Cost $499)			504

UNITED KINGDOM 13.4%
Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,110

HBOS PLC
5.920% due 09/29/2049		1,200	1,048

HSBC Holdings PLC
6.500% due 05/02/2036		1,200	1,170

Punch Taverns Finance PLC
7.113% due 10/15/2032	GBP	100	177

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	209

United Kingdom Gilt
4.000% due 09/07/2016	GBP	400	768
4.250% due 03/07/2011		2,200	4,358
4.750% due 06/07/2010		7,520	15,116
4.750% due 09/07/2015		1,500	3,033
5.000% due 03/07/2012		2,500	5,091

XL Capital Europe PLC
6.500% due 01/15/2012		$100	105

Total United Kingdom (Cost $32,970)			32,185

UNITED STATES 73.6%

ASSET-BACKED SECURITIES 4.4%
Accredited Mortgage Loan Trust
4.905% due 09/25/2036		$237	235
4.915% due 02/25/2037		561	527

Amortizing Residential Collateral Trust
5.155% due 07/25/2032		1	1
5.215% due 10/25/2031		2	2

Asset-Backed Funding Certificates
4.925% due 01/25/2037		469	461

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Asset-Backed Securities Corp. Home Equity
4.915% due 12/25/2036	$477	$467

Carrington Mortgage Loan Trust
4.915% due 12/25/2036	553	540

Centex Home Equity
4.915% due 06/25/2036	57	57

Countrywide Asset-Backed Certificates
4.895% due 01/25/2046	240	237
4.915% due 05/25/2037	1,092	1,064

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	573	553

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	1	1

CSAB Mortgage-Backed Trust
4.965% due 06/25/2036	63	63

First Franklin Mortgage Loan Asset-Backed Certificates
4.895% due 05/25/2036	196	193
4.905% due 01/25/2038	600	581

Fremont Home Loan Trust
4.915% due 10/25/2036	441	435

GSAMP Trust
4.965% due 01/25/2047	625	601
5.155% due 03/25/2034	30	29

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	584	562

Indymac Residential Asset-Backed Trust
4.905% due 08/25/2036	122	121
4.925% due 04/25/2037	502	492

IXIS Real Estate Capital Trust
4.925% due 08/25/2036	44	44

JPMorgan Mortgage Acquisition Corp.
4.915% due 10/25/2036	533	520

Lehman XS Trust
4.945% due 04/25/2046	105	104
4.945% due 07/25/2046	201	200

Long Beach Mortgage Loan Trust
4.925% due 05/25/2046	38	38

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	271	267

Morgan Stanley ABS Capital I
4.905% due 07/25/2036	249	245
4.935% due 02/25/2036	36	36

Morgan Stanley Home Equity Loans
4.935% due 02/25/2036	80	79

Option One Mortgage Loan Trust
4.935% due 01/25/2036	45	45

Residential Asset Securities Corp.
4.925% due 04/25/2036	46	46

SACO I, Inc.
4.925% due 05/25/2036	61	58

Saxon Asset Securities Trust
5.135% due 01/25/2032	2	2

Securitized Asset-Backed Receivables LLC Trust
4.915% due 12/25/2036	589	568
4.925% due 03/25/2036	131	130

Structured Asset Securities Corp.
4.900% due 04/25/2035	50	49
5.265% due 05/25/2034	10	9

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034	10	10

Washington Mutual Asset-Backed Certificates
4.925% due 10/25/2036	604	583

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wells Fargo Home Equity Trust
4.985% due 12/25/2035		$14	$14
5.095% due 10/25/2035		259	250

			10,519

BANK LOAN OBLIGATIONS 0.9%
Daimler Finance North America LLC
9.000% due 08/03/2012		2,194	2,116

COMMODITY INDEX-LINKED NOTES 0.4%
Morgan Stanley
4.805% due 07/07/2008		1,000	1,002

CORPORATE BONDS & NOTES 11.1%
American Express Credit Corp.
5.285% due 03/02/2009		400	399

American General Finance Corp.
6.900% due 12/15/2017		100	100

American International Group, Inc.
4.875% due 03/15/2067	EUR	200	256
6.250% due 03/15/2087		$100	90

AT&T, Inc.
4.959% due 05/15/2008		600	600

AutoZone, Inc.
5.875% due 10/15/2012		100	103

Bank of America Corp.
4.875% due 11/06/2009		400	399

Bear Stearns Cos., Inc.
6.950% due 08/10/2012		1,200	1,235

BellSouth Corp.
5.200% due 09/15/2014		200	200

Boston Scientific Corp.
6.400% due 06/15/2016		200	189

CenterPoint Energy, Inc.
5.875% due 06/01/2008		200	200

Charter One Bank N.A.
5.115% due 04/24/2009		1,000	996

CIT Group, Inc.
5.052% due 02/21/2008		300	297
5.225% due 05/23/2008		100	99
5.256% due 06/08/2009		500	468

Citigroup Capital XXI
8.300% due 12/21/2057		800	838

Citigroup, Inc.
4.898% due 12/26/2008		400	398
6.125% due 11/21/2017		800	823

CMS Energy Corp.
6.192% due 01/15/2013		200	192

CNA Financial Corp.
6.000% due 08/15/2011		200	205

ConocoPhillips Australia Funding Co.
5.343% due 04/09/2009		380	380

CSX Corp.
6.300% due 03/15/2012		200	205

CVS Caremark Corp.
5.750% due 08/15/2011		200	205

Daimler Finance North America LLC
5.461% due 03/13/2009		600	597
5.750% due 05/18/2009		200	201

DR Horton, Inc.
6.000% due 04/15/2011		200	181

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Energy Future Holdings Corp.
6.375% due 01/01/2008		$300	$300

Fleet National Bank
0.801% due 07/07/2008	JPY	30,000	269

Ford Motor Credit Co. LLC
5.800% due 01/12/2009		$200	190
6.625% due 06/16/2008		600	591
7.250% due 10/25/2011		200	173
7.992% due 01/13/2012		500	420

Freeport-McMoRan Copper & Gold, Inc.
8.394% due 04/01/2015		400	407

General Electric Capital Corp.
5.091% due 06/15/2009		1,300	1,299

GMAC LLC
6.034% due 09/23/2008		500	483
6.119% due 05/15/2009		500	466

Goldman Sachs Group, Inc.
6.750% due 10/01/2037		1,700	1,671

Harrah’s Operating Co., Inc.
5.498% due 02/08/2008		100	100

HJ Heinz Co.
6.428% due 12/01/2008		300	306

HJ Heinz Finance Co.
6.000% due 03/15/2012		100	103

HSBC Finance Corp.
5.031% due 06/19/2009		400	394
5.121% due 09/15/2008		100	100

International Lease Finance Corp.
5.350% due 03/01/2012		200	200
5.400% due 02/15/2012		200	202

iStar Financial, Inc.
5.150% due 03/01/2012		200	173

JC Penney Corp., Inc.
8.000% due 03/01/2010		200	208

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	195
6.000% due 01/15/2018		$400	408

JPMorgan Chase Capital
6.550% due 09/29/2036		400	362

JPMorgan Chase Capital XXII
6.450% due 02/02/2037		100	89

Kraft Foods, Inc.
6.250% due 06/01/2012		200	208

Mandalay Resort Group
6.500% due 07/31/2009		400	402

Masco Corp.
6.125% due 10/03/2016		200	198

Merck & Co., Inc.
4.750% due 03/01/2015		200	199

Merrill Lynch & Co., Inc.
4.960% due 08/14/2009		200	196
5.191% due 10/23/2008		200	197

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	101

Morgan Stanley
5.006% due 02/09/2009		500	494
5.659% due 10/18/2016		200	187

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		200	201

NGPL Pipe Co. LLC
7.119% due 12/15/2017		500	514

Qwest Capital Funding, Inc.
6.375% due 07/15/2008		100	100

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Rabobank Capital Funding Trust
5.254% due 12/29/2049	$400	$359

Ryder System, Inc.
5.850% due 11/01/2016	200	199

Sara Lee Corp.
6.250% due 09/15/2011	200	208

SB Treasury Co. LLC
9.400% due 12/29/2049	100	102

Sprint Nextel Corp.
6.000% due 12/01/2016	200	192

State Street Capital Trust IV
5.991% due 06/15/2037	500	389

Time Warner, Inc.
5.109% due 11/13/2009	400	390
5.500% due 11/15/2011	200	201

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049	300	305

U.S. Bancorp
4.885% due 04/28/2009	300	299

Wachovia Bank N.A.
4.924% due 03/23/2009	500	499

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	400	400

Wells Fargo Capital X
5.950% due 12/15/2036	200	187

Westpac Banking Corp.
5.212% due 06/06/2008	400	400

Wyeth
6.950% due 03/15/2011	200	213

Xerox Corp.
9.750% due 01/15/2009	200	209

		26,823

MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
5.132% due 09/25/2035	62	62

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	217	208

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	1,106	1,093
4.434% due 05/25/2034	141	139
4.550% due 08/25/2035	1,085	1,069
4.652% due 10/25/2033	82	81
4.673% due 05/25/2034	54	52
4.780% due 11/25/2034	49	49

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	342	337

Bear Stearns Commercial Mortgage Securities
5.138% due 03/15/2019	536	520
5.540% due 09/11/2041	500	509

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	705	700

Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	288	284

CC Mortgage Funding Corp.
5.045% due 07/25/2036	388	377

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	234	230
4.748% due 08/25/2035	279	275

Countrywide Alternative Loan Trust
5.145% due 02/25/2037	367	347
5.159% due 03/20/2046	311	294
6.175% due 08/25/2036	521	522

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
4.122% due 11/19/2033	$178	$170
4.801% due 11/25/2034	81	80
5.095% due 05/25/2035	232	213
5.155% due 04/25/2035	19	18
5.185% due 03/25/2035	286	272
5.195% due 02/25/2035	26	25
5.245% due 09/25/2034	30	29
6.141% due 08/25/2034	29	29

CS First Boston Mortgage Securities Corp.
4.094% due 08/25/2033	164	165
6.500% due 04/25/2033	5	5

First Horizon Asset Securities, Inc.
4.402% due 12/25/2033	64	64
4.737% due 07/25/2033	33	33
6.250% due 08/25/2017	204	206

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	411	408

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	77	77

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	102	102

Greenpoint Mortgage Funding Trust
5.135% due 11/25/2045	30	28

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	806

GSR Mortgage Loan Trust
4.539% due 09/25/2035	217	215
4.603% due 03/25/2033	73	72
5.298% due 06/25/2034	35	35

Harborview Mortgage Loan Trust
4.970% due 05/19/2033	130	128
5.335% due 02/19/2034	9	9

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	300	302

JPMorgan Mortgage Trust
4.392% due 11/25/2033	63	62
4.766% due 07/25/2035	702	696
5.023% due 02/25/2035	137	134

MASTR Asset Securitization Trust
4.500% due 03/25/2018	155	155

Mellon Residential Funding Corp.
5.468% due 12/15/2030	41	40

Merrill Lynch Mortgage Investors, Inc.
6.439% due 02/25/2033	105	105

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	381	367

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	63	62

Residential Accredit Loans, Inc.
5.075% due 04/25/2046	426	401

Structured Adjustable Rate Mortgage Loan Trust
4.180% due 02/25/2034	46	46
4.590% due 04/25/2034	117	117
5.210% due 09/25/2034	225	224

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	483	456
5.215% due 07/19/2035	846	804
5.255% due 07/19/2034	12	12
5.315% due 03/19/2034	22	21

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	626	612

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	559	551

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
4.208% due 06/25/2033	$65	$64
4.229% due 03/25/2034	195	192
5.135% due 12/25/2045	149	140
5.155% due 10/25/2045	77	72
5.175% due 01/25/2045	25	24
5.185% due 01/25/2045	25	23
5.405% due 12/25/2027	103	99
5.483% due 02/27/2034	17	16
5.883% due 07/25/2046	464	443
6.188% due 08/25/2042	21	20

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	346	342
4.750% due 10/25/2018	202	199
4.950% due 03/25/2036	401	397
5.625% due 04/25/2036	107	104

		17,639

MUNICIPAL BONDS & NOTES 0.3%
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	200	207

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	26

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	382

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	9

		624

	SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049	58	614

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	200	200

		814

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 48.3%
Fannie Mae
4.186% due 11/01/2034	$287	289
4.925% due 12/01/2034	43	43
4.985% due 03/25/2034	27	26
5.000% due 11/01/2018 - 03/01/2036	749	739
5.015% due 08/25/2034	20	20
5.115% due 06/25/2044	21	21
5.500% due 10/01/2016 - 01/01/2038	16,633	16,632
6.000% due 01/01/2038 - 07/25/2044	72,093	73,209
6.327% due 10/01/2034	24	24
6.500% due 01/01/2038	7,000	7,196

Freddie Mac
4.500% due 02/15/2017 - 02/01/2018	1,816	1,796
5.000% due 03/15/2017	293	295
5.258% due 02/15/2019	1,302	1,296
5.334% due 04/01/2037	446	449
5.500% due 06/01/2035 - 02/01/2038	13,282	13,249
6.000% due 04/15/2036	773	784
6.063% due 10/25/2044	150	150
7.171% due 02/01/2029	23	23

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ginnie Mae
6.125% due 11/20/2024	$6	$6

		116,247

U.S. TREASURY OBLIGATIONS 0.6%
U.S. Treasury Bonds
8.125% due 08/15/2019	100	135
8.750% due 05/15/2017	100	136
8.875% due 02/15/2019	200	282

U.S. Treasury Notes
4.625% due 02/29/2012	200	210

U.S. Treasury Strips
0.000% due 05/15/2017	430	289
0.000% due 08/15/2020	300	169
0.000% due 11/15/2021	600	317

		1,538

Total United States (Cost $177,892)		177,322

SHORT-TERM INSTRUMENTS 19.7%

CERTIFICATES OF DEPOSIT 1.3%
Abbey National Treasury Services PLC
5.175% due 07/02/2008	$400	400

Fortis Bank NY
4.745% due 04/28/2008	100	100

Nordea Bank Finland PLC
4.991% due 05/28/2008	500	500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Societe Generale NY
4.768% due 06/30/2008	$1,300	$1,300

Unicredito Italiano NY
5.358% due 05/06/2008	900	900

		3,200

COMMERCIAL PAPER 17.9%
Barclays U.S. Funding Corp.
5.005% due 03/17/2008	6,000	5,940

Citibank N.A.
5.940% due 02/01/2008	2,300	2,289

Danske Corp.
4.970% due 01/22/2008	6,500	6,482

National Australia Bank Ltd.
4.240% due 01/04/2008	6,600	6,598

Rabobank Financial Co.
3.980% due 01/02/2008	1,100	1,100

Royal Bank of Scotland Group PLC
4.940% due 03/20/2008	1,000	989
5.000% due 02/04/2008	5,000	4,977

UBS Finance Delaware LLC
4.000% due 01/02/2008	3,600	3,600

Unicredito Italiano SpA
4.940% due 03/17/2008	6,200	6,138

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Westpac Trust Securities NZ Ltd.
5.000% due 01/18/2008	$5,000	$4,989

		43,102

REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co.
3.900% due 01/02/2008	1,008	1,008

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $1,032. Repurchase proceeds are $1,008.)

U.S. TREASURY BILLS 0.1%
3.114% due 02/28/2008 - 03/13/2008 (a)(d)	180	179

Total Short-Term Instruments (Cost $47,485)		47,489

PURCHASED OPTIONS (f) 1.0%
(Cost $1,290)		2,427

Total Investments 160.3% (Cost $378,938)		$386,325

Written Options (g) (0.5%) (Premiums $574)		(1,217)

Other Assets and Liabilities (Net) (59.8%)		(144,157)

Net Assets (c) 100.0%		$240,951

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007, portfolio securities with an aggregate value of $1,002 and derivative instruments with an aggregate appreciation of $4,188 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $179 and cash of $1,080 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90 - Day Euribor December Futures	Long	12/2008	19	$6
90 - Day Euribor December Futures	Long	12/2009	15	2
90 - Day Euribor June Futures	Long	06/2009	7	2
90 - Day Euribor March Futures	Long	03/2009	7	3
90 - Day Euribor September Futures	Long	09/2008	8	2
90 - Day Euribor September Futures	Long	09/2009	7	2
90 - Day Eurodollar September Futures	Long	09/2008	34	112
Euro - Bobl March Futures	Long	03/2008	200	(441)
Euro - Bobl March Futures Put Options Strike @ EUR 103.000	Long	03/2008	75	0
Euro - Bund 10-Year Bond March Futures	Long	03/2008	33	(124)
Euro - Bund March Futures Put Options Strike @ EUR 105.500	Long	03/2008	168	0
Euro - Schatz March Futures	Short	03/2008	407	365
Euro - Schatz March Futures Call Options Strike @ EUR 107.000	Long	03/2008	127	0
Euro - Schatz March Futures Call Options Strike @ EUR 107.500	Long	03/2008	280	0
Japan Government 10-Year Bond March Futures	Long	03/2008	29	40
U.S. Treasury 2-Year Note March Futures	Short	03/2008	176	58
U.S. Treasury 5-Year Note March Futures	Short	03/2008	12	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	199	163
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	6	10
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	6	11
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	6	12
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	6	8

				$217

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Akzo Nobel NV 4.250% due 06/14/2011	Buy	(0.290%	)	06/20/2012	EUR 200	$0
Deutsche Bank AG	United Utilities PLC 6.875% due 08/15/2028	Buy	(0.235%	)	06/20/2012	200	4
Goldman Sachs & Co.	ICI Wilmington, Inc. 5.625% due 12/01/2013	Buy	(0.340%	)	06/20/2012	200	(2)
Goldman Sachs & Co.	Koninklijke DSM NV 4.000% due 11/10/2015	Buy	(0.365%	)	06/20/2012	200	0
Goldman Sachs & Co.	SCA Finans AB 4.500% due 07/15/2015	Buy	(0.250%	)	06/20/2012	200	3
Merrill Lynch & Co., Inc.	Compass Group PLC 6.375% due 05/29/2012	Buy	(0.390%	)	06/20/2012	200	(1)
Bank of America	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.150%		06/20/2008	$600	(4)
Bank of America	Merrill Lynch & Co., Inc. 6.000% due 02/17/2009	Sell	0.150%		06/20/2008	200	(2)
Bank of America	Time Warner, Inc. 5.500% due 11/15/2011	Buy	(0.310%	)	12/20/2011	200	3
Barclays Bank PLC	American Electric Power Co., Inc. 5.250% due 06/01/2015	Buy	(0.100%	)	06/20/2012	100	1
Barclays Bank PLC	Capital One Bank 5.125% due 02/15/2014	Buy	(0.160%	)	06/20/2012	400	31
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012	200	3
Barclays Bank PLC	Noble Corp. 5.875% due 06/01/2013	Buy	(0.530%	)	06/20/2012	100	(1)
Barclays Bank PLC	XL Capital Europe PLC 6.500% due 01/15/2012	Buy	(0.310%	)	03/20/2012	100	4
Bear Stearns & Co., Inc.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011	100	1
Bear Stearns & Co., Inc.	H.J. Heinz Finance Co. 6.000% due 03/15/2012	Buy	(0.370%	)	03/20/2012	100	(1)
Bear Stearns & Co., Inc.	Kraft Foods, Inc. 6.250% due 06/01//2012	Buy	(0.170%	)	06/20/2012	200	3
Bear Stearns & Co., Inc.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(0.520%	)	06/20/2012	1,000	5
Bear Stearns & Co., Inc.	Ryder System, Inc. 5.850% due 11/01/2016	Buy	(0.460%	)	12/20/2016	200	7
Bear Stearns & Co., Inc.	Sprint Nextel Corp. 6.000% due 12/01/2016	Buy	(1.125%	)	12/20/2016	200	5
Bear Stearns & Co., Inc.	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.480%	)	06/20/2012	1,000	16
Citibank N.A.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.680%	)	12/20/2012	100	(1)
Citibank N.A.	Nabors Industries, Inc. 5.375% due 08/15/2012	Buy	(0.470%	)	06/20/2012	100	0
Citibank N.A.	Newell Rubbermaid, Inc. 4.000% due 05/01/2010	Buy	(0.130%	)	06/20/2010	200	0
Credit Suisse USA, Inc.	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008	200	0
Credit Suisse USA, Inc.	Daimler Finance N.A. LLC 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009	200	0
Credit Suisse USA, Inc.	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012	200	25
Credit Suisse USA, Inc.	Masco Corp. 6.125% due 10/03/2016	Buy	(0.907%	)	12/20/2016	200	7
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.530%	)	06/20/2012	100	(1)
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.519%	)	06/20/2012	300	(1)
Deutsche Bank AG	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.160%		06/20/2008	300	(3)
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.120%		06/20/2008	600	(2)
Deutsche Bank AG	JC Penney Corp., Inc. 8.000% due 03/01/2010	Buy	(0.270%	)	03/20/2010	200	3
Deutsche Bank AG	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.160%		06/20/2008	700	(5)
Deutsche Bank AG	SLM Corp. 5.125% due 08/27/2012	Sell	3.050%		03/20/2009	500	0
Goldman Sachs & Co.	Carnival Corp. 6.650% due 01/15/2028	Buy	(0.210%	)	06/20/2012	100	1
Goldman Sachs & Co.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.445%	)	06/20/2012	300	(3)
Goldman Sachs & Co.	International Paper Co. 5.850% due 10/30/2012	Buy	(0.675%	)	06/20/2017	100	0
Goldman Sachs & Co.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(1.040%	)	06/20/2017	500	(2)
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	500	0
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%		04/20/2009	400	(2)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%		04/20/2009	400	(2)
JPMorgan Chase & Co.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011	100	1
Lehman Brothers, Inc.	BellSouth Corp. 5.200% due 09/15/2014	Buy	(0.325%	)	09/20/2014	200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011	3,200	67
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.350%		08/20/2011	2,300	54
Lehman Brothers, Inc.	CVS Caremark Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011	200	1
Lehman Brothers, Inc.	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(3.950%	)	06/20/2011	200	0
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010	200	18
Lehman Brothers, Inc.	JPMorgan Chase & Co. 6.000% due 01/15/2018	Buy	(0.570%	)	12/20/2017	100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015	200	1
Lehman Brothers, Inc.	Sara Lee Corp. 6.250% due 09/15/2011	Buy	(0.350%	)	09/20/2011	200	(1)
Lehman Brothers, Inc.	Tate & Lyle International Finance PLC 6.125% due 06/15/2011	Buy	(0.315%	)	06/20/2011	200	1
Lehman Brothers, Inc.	Wyeth 6.950% due 03/15/2011	Buy	(0.100%	)	03/20/2011	200	1
Merrill Lynch & Co., Inc.	American General Finance Corp. 6.900% due 12/15/2017	Buy	(1.370%	)	12/20/2017	100	0
Merrill Lynch & Co., Inc.	CSX Corp. 6.300% due 03/15/2012	Buy	(0.230%	)	03/20/2012	200	3
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	4.900%		09/20/2012	700	(47)
Merrill Lynch & Co., Inc.	International Lease Finance Corp. 5.350% due 03/01/2012	Buy	(0.130%	)	03/20/2012	200	3
Morgan Stanley	Diamond Offshore Drilling, Inc. 4.875% due 07/01/2015	Buy	(0.495%	)	06/20/2017	100	0
Morgan Stanley	Glitnir Banki HF floating rate based on 3-Month USD-LIBOR plus 0.260% due 04/20/2010	Buy	(0.170%	)	06/20/2010	500	25
Morgan Stanley	Rogers Wireless, Inc. 7.250% due 12/15/2012	Buy	(0.540%	)	12/20/2012	200	2
Morgan Stanley	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.480%	)	06/20/2012	1,000	16
Morgan Stanley	Xerox Corp. 9.750% due 01/15/2009	Buy	(0.290%	)	03/20/2009	200	(1)
Royal Bank of Canada	DaimlerChrysler Canada Finance, Inc. 4.850% due 03/30/2009	Buy	(0.350%	)	06/20/2009	200	0
Royal Bank of Canada	JPMorgan Chase & Co. 5.058% until 02/22/2016 and 1-Month CAD Offered Rate plus 1.000% thereafter, due 02/22/2021	Buy	(0.310%	)	03/20/2016	200	6
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.280%		12/20/2011	100	0
Royal Bank of Scotland Group PLC	Morgan Stanley floating rate based on 3-Month USD-LIBOR plus 0.450% due 10/18/2016	Buy	(0.320%	)	12/20/2016	200	8
UBS Warburg LLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.070%		06/20/2008	800	(2)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.930%	)	06/20/2017	$400	$8
Wachovia Bank N.A.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.530%	)	06/20/2012	100	(2)
Wachovia Bank N.A.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.520%	)	06/20/2012	100	(1)

							$250

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	EUR 200	$3
Deutsche Bank AG	Dow Jones iTraxx Europe 8SUB Index	Buy	(0.700%	)	12/20/2012	2,200	(2)
Deutsche Bank AG	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	1,200	14
HSBC Bank USA	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	100	1
JPMorgan Chase & Co.	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	700	8
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Sell	0.787%		06/20/2012	$1,000	(2)
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,200	(3)
Credit Suisse USA, Inc.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012	2,500	(22)
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Sell	2.729%		06/20/2012	500	6
Goldman Sachs & Co.	Dow Jones CDX N.A. HY8 Index	Sell	3.066%		06/20/2012	800	20
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012	6,700	(136)
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017	12,900	285
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	0.910%		06/20/2012	1,200	3
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017	900	0
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	0.825%		06/20/2012	4,000	(4)
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	7,100	80

							$251

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Cross-Currency Swaps

Counterparty	Receive	Pay	Expiration Date(2)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Unrealized Appreciation
Goldman Sachs & Co.	Floating rate equal to 3-Month JPY-LIBOR less 0.250% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	09/10/2009	JP	Y 8,614,000	$73,000	$4,266

(2) At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009	AUD	4,600	$(36)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(26)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	29
Deutsche Bank AG	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		15,700	(121)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		7,000	(123)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,900	(167)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		2,300	153
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		4,300	74
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,100	(135)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		1,800	121
JPMorgan Chase & Co.	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		7,800	(37)
Morgan Stanley	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		7,000	(54)
Morgan Stanley	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		4,200	(22)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		3,300	51
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		2,400	(42)
UBS Warburg LLC	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		1,700	(66)
UBS Warburg LLC	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,100	88
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012	BRL	3,700	(78)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.000%	06/17/2010	EUR	10	0
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		900	(18)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.543%	08/24/2009		700	(2)
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		700	16
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		12,160	364
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.703%	08/24/2017		200	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010	EUR	15,500	$(50)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	09/19/2012		2,600	(57)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		7,000	335
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		3,600	27
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2038		1,400	(58)
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		2,300	74
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.250%	12/17/2009		11,500	(6)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		900	76
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		600	36
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2017		2,000	(5)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		700	(52)
Merrill Lynch & Co., Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		1,000	(44)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.525%	08/24/2009		900	(3)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		49,600	(167)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		3,200	93
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	44
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.695%	08/24/2017		200	1
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		2,000	(29)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		600	(11)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.940%	04/10/2012		600	(12)
UBS Warburg LLC	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(14)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009	GBP	9,800	99
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		3,200	(11)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		600	4
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.500%	09/15/2017		4,500	1
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	107
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		100	0
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	11
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		400	20
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	5.500%	03/20/2013		1,900	77
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,800	(71)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2013		1,600	77
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		700	(1)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2018		500	19
Royal Bank of Canada	6-Month GBP-LIBOR	Pay	5.000%	03/20/2010		5,100	112
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	5,800	(5)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008	JPY	1,650,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		200,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		10,000	(2)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		1,320,000	(15)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		360,000	5
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		80,000	(14)
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		540,000	(31)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		880,000	(16)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		460,000	6
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		370,000	(6)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	2.500%	06/20/2036		50,000	8
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		110,000	(14)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	5,000	(18)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		$18,100	212
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		4,500	(15)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		61,100	715
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		37,500	63
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		7,000	4
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	12/16/2014		700	15
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		4,700	2
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		1,700	1
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		400	(5)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2009		13,800	32
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		5,300	(99)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		800	(16)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		7,300	(3)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		600	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		21,700	(62)

							$1,333

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

(f) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 2-Year Note March Futures	$115.000	02/22/2008	50	$1	$1
Call - CBOT U.S. Treasury 2-Year Note March Futures	116.000	02/22/2008	120	3	2
Call - CBOT U.S. Treasury 2-Year Note March Futures	120.000	02/22/2008	6	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	9	0	0

				$4	$3

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.000%	09/14/2009	EUR	12,900	$63	$50
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		$4,600	18	108
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		5,400	27	112
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008		14,000	40	107
Call - OTC 2-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Pay	4.250%	07/06/2009		15,000	176	180
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		5,800	29	136
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008		22,800	138	461
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		5,400	19	112
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008		12,200	41	243

								$551	$1,509

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.362	05/21/2008	EUR	1,000	$30	$106
Put - OTC Euro versus U.S. dollar		1.362	05/21/2008		1,000	31	7
Call - OTC Euro versus U.S. dollar		1.375	05/21/2010		2,300	111	237
Put - OTC Euro versus U.S. dollar		1.375	05/21/2010		2,300	111	91
Call - OTC U.S. dollar versus Japanese yen	JPY	114.650	01/18/2008		$2,000	67	4
Put - OTC U.S. dollar versus Japanese yen		114.650	01/18/2008		2,000	67	59
Call - OTC U.S. dollar versus Japanese yen		117.500	03/13/2008		1,200	10	2
Call - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		3,000	80	17
Put - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		3,000	80	178
Call - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,600	68	10
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,600	68	203

						$723	$914

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2038	$104.500	03/05/2008	$19,500	$2	$0
Put - OTC Fannie Mae 5.500% due 02/01/2038	86.000	02/05/2008	7,000	1	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	86.000	03/05/2008	3,000	0	0
Put - OTC Fannie Mae 6.000% due 03/01/2038	91.750	03/05/2008	72,000	8	1
Put - OTC Freddie Mac 5.500% due 03/01/2038	88.813	03/05/2008	4,100	1	0

				$12	$1

(g) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/22/2008	22	$18	$25
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	22	12	5

				$30	$30

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	4.230%	09/14/2009	EUR	4,200	$55	$49
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		$2,000	18	84
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008		2,300	27	84
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008		3,100	39	102
Call - OTC 7-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		4,900	165	170
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		2,500	30	104

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	$9,900	$131	$342
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	2,400	20	87
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	4,100	41	161

							$526	$1,183

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	117.570	02/18/2008	$1,200	$13	$2
Put - OTC U.S. dollar versus Japanese yen		80.000	08/21/2008	900	5	2

					$18	$4

(h) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	$694	$686	0.28%

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$20,000	$19,700	$19,516

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	5,280	01/2008	$26	$(18)	$8
Sell		3,085	01/2008	0	(34)	(34)
Buy		1,769	02/2008	34	0	34
Buy	BRL	1,209	03/2008	114	0	114
Buy		15,895	07/2008	396	(95)	301
Sell		7,685	07/2008	29	(16)	13
Buy	CAD	3,767	01/2008	79	0	79
Buy	CLP	10,300	03/2008	1	0	1
Buy		6,033	07/2008	0	0	0
Buy	CNY	43,578	01/2008	79	0	79
Sell		43,578	01/2008	0	(112)	(112)
Buy		11,779	04/2008	13	0	13
Buy	DKK	8,128	03/2008	0	(6)	(6)
Buy	EUR	16,907	01/2008	0	(39)	(39)
Sell		1,204	01/2008	6	0	6
Buy	GBP	5,346	01/2008	0	(133)	(133)
Sell		131	01/2008	0	0	0
Buy	INR	650	08/2008	0	0	0
Sell	JPY	4,928,203	02/2008	98	(1)	97
Buy	KRW	759,067	01/2008	0	(21)	(21)
Buy		943,103	05/2008	0	(6)	(6)
Buy		439,696	08/2008	0	(2)	(2)
Buy	MXN	12,663	03/2008	29	0	29
Buy	NOK	6,216	03/2008	21	0	21
Sell	NZD	674	01/2008	0	(13)	(13)
Sell		674	02/2008	3	0	3
Buy	PLN	1,692	07/2008	68	0	68
Buy	RUB	31,529	07/2008	35	0	35
Buy		20,301	11/2008	5	0	5
Buy	SEK	15,066	03/2008	0	(25)	(25)
Buy	SGD	436	02/2008	11	0	11
Buy	TWD	9,221	01/2008	0	(1)	(1)
Buy	ZAR	97	07/2008	1	0	1

				$1,048	$(522)	$526

See Accompanying Notes	Annual Report	December 31, 2007	17

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

18	PIMCO Variable Insurance Trust

December 31, 2007

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed

20	PIMCO Variable Insurance Trust

December 31, 2007

spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(q) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. The Commodity Index-Linked notes are linked to the Goldman Sachs Commodity Index Total Return.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of

$15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,487,756	$1,481,237	$186,903	$96,591

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	0	$79,300	EUR	0	GBP	2,100	$827
Sales	44	36,600		4,200		0	612
Closing Buys	0	(73,400)		0		0	(729)
Expirations	0	(9,200)		0		(2,100)	(136)
Exercised	0	0		0		0	0
Balance at 12/31/2007	44	$33,300	EUR	4,200	GBP	0	$574

22	PIMCO Variable Insurance Trust

December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15	$180	4	$49
Administrative Class	8,356	102,579	8,273	99,227
Advisor Class	0	1	1	10
Issued as reinvestment of distributions
Institutional Class	1	7	0	0
Administrative Class	593	7,286	381	4,593
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	(2)	(18)	0	(1)
Administrative Class	(4,527)	(55,650)	(2,147)	(25,733)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,436	$54,385	6,512	$78,145

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	95
Administrative Class	6	96
Advisor Class	1	95	*

* Allianz Dresdner Asset Management , an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO

Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement

Annual Report	December 31, 2007	23

Notes to Financial Statements (Cont.)

No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 4,921	$ 0	$ 11,784	$ (3,041)	$ 0	$ (443)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 379,475	$ 9,482	$ (2,632)	$ 6,850

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 7,046	$ 247	$ 0
12/31/2006	4,594	0	0

(5) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Global Bond Portfolio (Unhedged)	1.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.61%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

28	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

30	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio (Unhedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

United States	45.9%
Germany	17.0%
Short-Term Instruments	12.3%
Japan	8.9%
United Kingdom	8.3%
Other	7.6%
*	% of Total Investments as of 12/31/2007

Cumulative Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (10/31/06)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	9.61%	9.93%
JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD±	10.73%	9.81%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,108.90	$1,020.16
Expenses Paid During Period†	$5.32	$5.09

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An overweight to U.S. duration and a curve steepening bias in the second half of the year contributed to returns as U.S. yields fell and the curve steepened over the year.

»	An overweight to U.K. duration in the fourth quarter and a curve steepening bias contributed to returns as U.K. yields fell and the curve steepened over the year.

»	An overweight to Eurozone duration was negative for performance as Eurozone yields rose.

»	An underweight to Japanese bonds from June through August was negative for performance as Japanese yields declined during that time period.

»	An overweight to mortgage-backed securities was negative for performance as mortgage-backed securities underperformed U.S. Treasuries over the year.

»

A long position in emerging market currencies, such as the Chinese renminbi, the Russian ruble, and the Brazilian real, versus the U.S. dollar added to returns as these currencies appreciated versus the U.S. dollar in 2007.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected per Share Data for the Year or Period Ended:	12/31/2007	10/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.06	$12.09
Net investment income (a)	0.40	0.07
Net realized/unrealized gain (loss) on investments	0.74	(0.04)
Total income (loss) from investment operations	1.14	0.03
Dividends from net investment income	(0.39)	(0.06)
Distributions from net realized capital gains	(0.03)	0.00
Total distributions	(0.42)	(0.06)
Net asset value end of year or period	$12.78	$12.06
Total return	9.61%	0.28%
Net assets end of year or period (000s)	$11	$10
Ratio of expenses to average net assets	1.00%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%*
Ratio of net investment income to average net assets	3.25%	3.08%*
Portfolio turnover rate	560%	224%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$385,317
Repurchase agreements, at value	1,008
Cash	1,084
Deposits with brokers for open futures contracts	1,080
Foreign currency, at value	1,383
Receivable for investments sold	44,709
Receivable for Portfolio shares sold	116
Receivable for cross-currency swap exchanges	72,667
Interest and dividends receivable	3,003
Variation margin receivable	219
Swap premiums paid	2,313
Unrealized appreciation on foreign currency contracts	1,048
Unrealized appreciation on swap agreements	8,197
522,144

Liabilities:
Payable for investments purchased	$126,396
Payable for investments purchased on a delayed-delivery basis	55,918
Payable for Portfolio shares redeemed	153
Payable for short sales	19,516
Payable for cross-currency swap exchanges	73,000
Written options outstanding	1,217
Accrued investment advisory fee	49
Accrued administrative fee	98
Accrued servicing fee	31
Variation margin payable	2
Swap premiums received	2,194
Unrealized depreciation on foreign currency contracts	522
Unrealized depreciation on swap agreements	2,097
281,193

Net Assets	$240,951

Net Assets Consist of:
Paid in capital	$227,730
Undistributed net investment income	527
Accumulated undistributed net realized (loss)	(487)
Net unrealized appreciation	13,181
$240,951

Net Assets:
Institutional Class	$229
Administrative Class	240,711
Advisor Class	11

Shares Issued and Outstanding:
Institutional Class	18
Administrative Class	18,837
Advisor Class	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.78
Administrative Class	12.78
Advisor Class	12.78

Cost of Investments Owned	$377,930
Cost of Repurchase Agreements Owned	$1,008
Cost of Foreign Currency Held	$1,368
Proceeds Received on Short Sales	$19,700
Premiums Received on Written Options	$574

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$8,697
Dividends	53
Miscellaneous income	8
Total Income	8,758

Expenses:
Investment advisory fees	513
Administrative fees	1,026
Servicing fees – Administrative Class	307
Trustees’ fees	4
Interest expense	2
Total Expenses	1,852

Net Investment Income	6,906

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,694
Net realized (loss) on futures contracts, written options and swaps	(1,774)
Net realized (loss) on foreign currency transactions	(564)
Net change in unrealized appreciation on investments	5,503
Net change in unrealized appreciation on futures contracts, written options and swaps	5,841
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,301
Net Gain	13,001

Net Increase in Net Assets Resulting from Operations	$19,907

*Foreign tax withholdings	$1

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$6,906	$4,817
Net realized gain	356	1,490
Net change in unrealized appreciation (depreciation)	12,645	(120)
Net increase resulting from operations	19,907	6,187

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	0
Administrative Class	(6,777)	(4,594)
From net realized capital gains
Administrative Class	(509)	0

Total Distributions	(7,293)	(4,594)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	180	49
Administrative Class	102,579	99,227
Advisor Class	1	10
Issued as reinvestment of distributions
Institutional Class	7	0
Administrative Class	7,286	4,593
Cost of shares redeemed
Institutional Class	(18)	(1)
Administrative Class	(55,650)	(25,733)
Net increase resulting from Portfolio share transactions	54,385	78,145

Total Increase in Net Assets	66,999	79,738

Net Assets:
Beginning of year	173,952	94,214
End of year*	$240,951	$173,952

*Including undistributed (overdistributed) net investment income of:	$527	$(418)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BELGIUM 0.4%
Belgium Government Bond
4.250% due 09/28/2014	EUR	600	$875

Total Belgium (Cost $761)			875

BERMUDA 0.4%
Intelsat Bermuda Ltd.
5.250% due 11/01/2008		$400	397

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (h)		700	686

Total Bermuda (Cost $1,090)			1,083

BRAZIL 0.6%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	2,000	1,091

Vale Overseas Ltd.
6.250% due 01/11/2016		$300	302

Total Brazil (Cost $1,424)			1,393

CANADA 1.2%
Canada Housing Trust No. 1
4.550% due 12/15/2012	CAD	1,800	1,854

DaimlerChrysler Canada Finance, Inc.
4.850% due 03/30/2009		200	202

Province of Ontario Canada
6.200% due 06/02/2031		500	621

Rogers Wireless, Inc.
7.250% due 12/15/2012		$200	217

Total Canada (Cost $2,734)			2,894

CAYMAN ISLANDS 0.9%
Mizuho Finance Cayman Ltd.
2.322% due 08/29/2049	JPY	100,000	902

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$400	404

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		400	380

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	371

Total Cayman Islands (Cost $2,083)			2,057

FRANCE 1.3%
Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	400	546

France Government Bond
3.150% due 07/25/2032 (b)		111	190
5.750% due 10/25/2032		1,100	1,861
6.500% due 04/25/2011		300	470

Total France (Cost $2,986)			3,067

GERMANY 27.2%
Deutsche Bank AG
5.375% due 10/12/2012		$500	513
6.000% due 09/01/2017		400	416

Republic of Germany
3.750% due 01/04/2015	EUR	3,200	4,540
3.750% due 01/04/2017		15,000	21,069
4.250% due 01/04/2014		1,400	2,053
4.250% due 07/04/2014		7,600	11,130
4.750% due 07/04/2028		300	446
4.750% due 07/04/2034		100	149
5.000% due 07/04/2012		3,500	5,289

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.250% due 01/04/2011	EUR	5,400	$8,152
5.500% due 01/04/2031		400	654
5.625% due 01/04/2028		3,550	5,857
6.250% due 01/04/2024		600	1,044
6.250% due 01/04/2030		1,300	2,315
6.500% due 07/04/2027		1,100	1,992

Total Germany (Cost $61,241)			65,619

ICELAND 0.2%
Glitnir Banki HF
5.440% due 04/20/2010		$500	490

Total Iceland (Cost $500)			490

IRELAND 0.2%
Bank of Ireland
4.951% due 12/19/2008		$400	400

Total Ireland (Cost $400)			400

ITALY 0.1%
Seashell Securities PLC
4.930% due 07/25/2028	EUR	33	48

Siena Mortgages SpA
5.178% due 12/16/2038		218	315

Total Italy (Cost $302)			363

JAPAN 14.2%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	138

Japan Government Bond
1.200% due 03/20/2012	JPY	360,000	3,260
1.500% due 03/20/2011		620,000	5,662
1.500% due 03/20/2014		30,000	275
1.600% due 09/20/2013		10,000	92
1.600% due 06/20/2014		120,000	1,105
2.300% due 05/20/2030		7,000	64
2.300% due 06/20/2035		130,000	1,156
2.400% due 03/20/2034		130,000	1,184
2.500% due 09/20/2035		360,000	3,337
2.500% due 03/20/2036		10,000	92
2.500% due 06/20/2036		360,000	3,328
2.500% due 09/20/2036		120,000	1,109
2.500% due 09/20/2037		70,000	647

Japanese Government CPI Linked Bond
0.800% due 12/10/2015		120,600	1,068
1.100% due 12/10/2016		1,060,000	9,547
1.200% due 06/10/2017		120,960	1,092

Resona Bank Ltd.
5.850% due 09/29/2049		$100	93

Sumitomo Mitsui Banking Corp.
1.874% due 09/29/2049	JPY	100,000	899
5.625% due 07/29/2049		$100	94

Total Japan (Cost $32,779)			34,242

JERSEY, CHANNEL ISLANDS 0.0%
HSBC Capital Funding LP
9.547% due 12/29/2049		$100	109

Total Jersey, Channel Islands (Cost $110)			109

NETHERLANDS 0.7%
Dutch Mortgage-Backed Securities BV
5.072% due 10/02/2079	EUR	852	1,239

Netherlands Government Bond
4.250% due 07/15/2013		200	293

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009		$100	$100

Total Netherlands (Cost $1,389)			1,632

NORWAY 0.1%
DnB NORBank ASA
5.312% due 10/13/2009		$300	300

Total Norway (Cost $300)			300

RUSSIA 0.2%
VTB Capital S.A.
5.494% due 08/01/2008		$500	496

Total Russia (Cost $500)			496

SPAIN 4.7%
Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	603

Santander U.S. Debt S.A. Unipersonal
5.201% due 11/20/2009		400	395

Spain Government Bond
4.750% due 07/30/2014	EUR	5,000	7,528
5.150% due 07/30/2009		900	1,337
5.750% due 07/30/2032		900	1,515

Total Spain (Cost $10,203)			11,378

SWITZERLAND 0.2%
UBS AG
5.875% due 12/20/2017		$500	504

Total Switzerland (Cost $499)			504

UNITED KINGDOM 13.4%
Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,110

HBOS PLC
5.920% due 09/29/2049		1,200	1,048

HSBC Holdings PLC
6.500% due 05/02/2036		1,200	1,170

Punch Taverns Finance PLC
7.113% due 10/15/2032	GBP	100	177

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	209

United Kingdom Gilt
4.000% due 09/07/2016	GBP	400	768
4.250% due 03/07/2011		2,200	4,358
4.750% due 06/07/2010		7,520	15,116
4.750% due 09/07/2015		1,500	3,033
5.000% due 03/07/2012		2,500	5,091

XL Capital Europe PLC
6.500% due 01/15/2012		$100	105

Total United Kingdom (Cost $32,970)			32,185

UNITED STATES 73.6%

ASSET-BACKED SECURITIES 4.4%
Accredited Mortgage Loan Trust
4.905% due 09/25/2036		$237	235
4.915% due 02/25/2037		561	527

Amortizing Residential Collateral Trust
5.155% due 07/25/2032		1	1
5.215% due 10/25/2031		2	2

Asset-Backed Funding Certificates
4.925% due 01/25/2037		469	461

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Asset-Backed Securities Corp. Home Equity
4.915% due 12/25/2036	$477	$467

Carrington Mortgage Loan Trust
4.915% due 12/25/2036	553	540

Centex Home Equity
4.915% due 06/25/2036	57	57

Countrywide Asset-Backed Certificates
4.895% due 01/25/2046	240	237
4.915% due 05/25/2037	1,092	1,064

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	573	553

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	1	1

CSAB Mortgage-Backed Trust
4.965% due 06/25/2036	63	63

First Franklin Mortgage Loan Asset-Backed Certificates
4.895% due 05/25/2036	196	193
4.905% due 01/25/2038	600	581

Fremont Home Loan Trust
4.915% due 10/25/2036	441	435

GSAMP Trust
4.965% due 01/25/2047	625	601
5.155% due 03/25/2034	30	29

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	584	562

Indymac Residential Asset-Backed Trust
4.905% due 08/25/2036	122	121
4.925% due 04/25/2037	502	492

IXIS Real Estate Capital Trust
4.925% due 08/25/2036	44	44

JPMorgan Mortgage Acquisition Corp.
4.915% due 10/25/2036	533	520

Lehman XS Trust
4.945% due 04/25/2046	105	104
4.945% due 07/25/2046	201	200

Long Beach Mortgage Loan Trust
4.925% due 05/25/2046	38	38

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	271	267

Morgan Stanley ABS Capital I
4.905% due 07/25/2036	249	245
4.935% due 02/25/2036	36	36

Morgan Stanley Home Equity Loans
4.935% due 02/25/2036	80	79

Option One Mortgage Loan Trust
4.935% due 01/25/2036	45	45

Residential Asset Securities Corp.
4.925% due 04/25/2036	46	46

SACO I, Inc.
4.925% due 05/25/2036	61	58

Saxon Asset Securities Trust
5.135% due 01/25/2032	2	2

Securitized Asset-Backed Receivables LLC Trust
4.915% due 12/25/2036	589	568
4.925% due 03/25/2036	131	130

Structured Asset Securities Corp.
4.900% due 04/25/2035	50	49
5.265% due 05/25/2034	10	9

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034	10	10

Washington Mutual Asset-Backed Certificates
4.925% due 10/25/2036	604	583

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wells Fargo Home Equity Trust
4.985% due 12/25/2035		$14	$14
5.095% due 10/25/2035		259	250

			10,519

BANK LOAN OBLIGATIONS 0.9%
Daimler Finance North America LLC
9.000% due 08/03/2012		2,194	2,116

COMMODITY INDEX-LINKED NOTES 0.4%
Morgan Stanley
4.805% due 07/07/2008		1,000	1,002

CORPORATE BONDS & NOTES 11.1%
American Express Credit Corp.
5.285% due 03/02/2009		400	399

American General Finance Corp.
6.900% due 12/15/2017		100	100

American International Group, Inc.
4.875% due 03/15/2067	EUR	200	256
6.250% due 03/15/2087		$100	90

AT&T, Inc.
4.959% due 05/15/2008		600	600

AutoZone, Inc.
5.875% due 10/15/2012		100	103

Bank of America Corp.
4.875% due 11/06/2009		400	399

Bear Stearns Cos., Inc.
6.950% due 08/10/2012		1,200	1,235

BellSouth Corp.
5.200% due 09/15/2014		200	200

Boston Scientific Corp.
6.400% due 06/15/2016		200	189

CenterPoint Energy, Inc.
5.875% due 06/01/2008		200	200

Charter One Bank N.A.
5.115% due 04/24/2009		1,000	996

CIT Group, Inc.
5.052% due 02/21/2008		300	297
5.225% due 05/23/2008		100	99
5.256% due 06/08/2009		500	468

Citigroup Capital XXI
8.300% due 12/21/2057		800	838

Citigroup, Inc.
4.898% due 12/26/2008		400	398
6.125% due 11/21/2017		800	823

CMS Energy Corp.
6.192% due 01/15/2013		200	192

CNA Financial Corp.
6.000% due 08/15/2011		200	205

ConocoPhillips Australia Funding Co.
5.343% due 04/09/2009		380	380

CSX Corp.
6.300% due 03/15/2012		200	205

CVS Caremark Corp.
5.750% due 08/15/2011		200	205

Daimler Finance North America LLC
5.461% due 03/13/2009		600	597
5.750% due 05/18/2009		200	201

DR Horton, Inc.
6.000% due 04/15/2011		200	181

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Energy Future Holdings Corp.
6.375% due 01/01/2008		$300	$300

Fleet National Bank
0.801% due 07/07/2008	JPY	30,000	269

Ford Motor Credit Co. LLC
5.800% due 01/12/2009		$200	190
6.625% due 06/16/2008		600	591
7.250% due 10/25/2011		200	173
7.992% due 01/13/2012		500	420

Freeport-McMoRan Copper & Gold, Inc.
8.394% due 04/01/2015		400	407

General Electric Capital Corp.
5.091% due 06/15/2009		1,300	1,299

GMAC LLC
6.034% due 09/23/2008		500	483
6.119% due 05/15/2009		500	466

Goldman Sachs Group, Inc.
6.750% due 10/01/2037		1,700	1,671

Harrah’s Operating Co., Inc.
5.498% due 02/08/2008		100	100

HJ Heinz Co.
6.428% due 12/01/2008		300	306

HJ Heinz Finance Co.
6.000% due 03/15/2012		100	103

HSBC Finance Corp.
5.031% due 06/19/2009		400	394
5.121% due 09/15/2008		100	100

International Lease Finance Corp.
5.350% due 03/01/2012		200	200
5.400% due 02/15/2012		200	202

iStar Financial, Inc.
5.150% due 03/01/2012		200	173

JC Penney Corp., Inc.
8.000% due 03/01/2010		200	208

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	195
6.000% due 01/15/2018		$400	408

JPMorgan Chase Capital
6.550% due 09/29/2036		400	362

JPMorgan Chase Capital XXII
6.450% due 02/02/2037		100	89

Kraft Foods, Inc.
6.250% due 06/01/2012		200	208

Mandalay Resort Group
6.500% due 07/31/2009		400	402

Masco Corp.
6.125% due 10/03/2016		200	198

Merck & Co., Inc.
4.750% due 03/01/2015		200	199

Merrill Lynch & Co., Inc.
4.960% due 08/14/2009		200	196
5.191% due 10/23/2008		200	197

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	101

Morgan Stanley
5.006% due 02/09/2009		500	494
5.659% due 10/18/2016		200	187

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		200	201

NGPL Pipe Co. LLC
7.119% due 12/15/2017		500	514

Qwest Capital Funding, Inc.
6.375% due 07/15/2008		100	100

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Rabobank Capital Funding Trust
5.254% due 12/29/2049	$400	$359

Ryder System, Inc.
5.850% due 11/01/2016	200	199

Sara Lee Corp.
6.250% due 09/15/2011	200	208

SB Treasury Co. LLC
9.400% due 12/29/2049	100	102

Sprint Nextel Corp.
6.000% due 12/01/2016	200	192

State Street Capital Trust IV
5.991% due 06/15/2037	500	389

Time Warner, Inc.
5.109% due 11/13/2009	400	390
5.500% due 11/15/2011	200	201

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049	300	305

U.S. Bancorp
4.885% due 04/28/2009	300	299

Wachovia Bank N.A.
4.924% due 03/23/2009	500	499

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	400	400

Wells Fargo Capital X
5.950% due 12/15/2036	200	187

Westpac Banking Corp.
5.212% due 06/06/2008	400	400

Wyeth
6.950% due 03/15/2011	200	213

Xerox Corp.
9.750% due 01/15/2009	200	209

		26,823

MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
5.132% due 09/25/2035	62	62

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	217	208

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	1,106	1,093
4.434% due 05/25/2034	141	139
4.550% due 08/25/2035	1,085	1,069
4.652% due 10/25/2033	82	81
4.673% due 05/25/2034	54	52
4.780% due 11/25/2034	49	49

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	342	337

Bear Stearns Commercial Mortgage Securities
5.138% due 03/15/2019	536	520
5.540% due 09/11/2041	500	509

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	705	700

Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	288	284

CC Mortgage Funding Corp.
5.045% due 07/25/2036	388	377

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	234	230
4.748% due 08/25/2035	279	275

Countrywide Alternative Loan Trust
5.145% due 02/25/2037	367	347
5.159% due 03/20/2046	311	294
6.175% due 08/25/2036	521	522

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
4.122% due 11/19/2033	$178	$170
4.801% due 11/25/2034	81	80
5.095% due 05/25/2035	232	213
5.155% due 04/25/2035	19	18
5.185% due 03/25/2035	286	272
5.195% due 02/25/2035	26	25
5.245% due 09/25/2034	30	29
6.141% due 08/25/2034	29	29

CS First Boston Mortgage Securities Corp.
4.094% due 08/25/2033	164	165
6.500% due 04/25/2033	5	5

First Horizon Asset Securities, Inc.
4.402% due 12/25/2033	64	64
4.737% due 07/25/2033	33	33
6.250% due 08/25/2017	204	206

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	411	408

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	77	77

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	102	102

Greenpoint Mortgage Funding Trust
5.135% due 11/25/2045	30	28

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	806

GSR Mortgage Loan Trust
4.539% due 09/25/2035	217	215
4.603% due 03/25/2033	73	72
5.298% due 06/25/2034	35	35

Harborview Mortgage Loan Trust
4.970% due 05/19/2033	130	128
5.335% due 02/19/2034	9	9

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	300	302

JPMorgan Mortgage Trust
4.392% due 11/25/2033	63	62
4.766% due 07/25/2035	702	696
5.023% due 02/25/2035	137	134

MASTR Asset Securitization Trust
4.500% due 03/25/2018	155	155

Mellon Residential Funding Corp.
5.468% due 12/15/2030	41	40

Merrill Lynch Mortgage Investors, Inc.
6.439% due 02/25/2033	105	105

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	381	367

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	63	62

Residential Accredit Loans, Inc.
5.075% due 04/25/2046	426	401

Structured Adjustable Rate Mortgage Loan Trust
4.180% due 02/25/2034	46	46
4.590% due 04/25/2034	117	117
5.210% due 09/25/2034	225	224

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	483	456
5.215% due 07/19/2035	846	804
5.255% due 07/19/2034	12	12
5.315% due 03/19/2034	22	21

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	626	612

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	559	551

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
4.208% due 06/25/2033	$65	$64
4.229% due 03/25/2034	195	192
5.135% due 12/25/2045	149	140
5.155% due 10/25/2045	77	72
5.175% due 01/25/2045	25	24
5.185% due 01/25/2045	25	23
5.405% due 12/25/2027	103	99
5.483% due 02/27/2034	17	16
5.883% due 07/25/2046	464	443
6.188% due 08/25/2042	21	20

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	346	342
4.750% due 10/25/2018	202	199
4.950% due 03/25/2036	401	397
5.625% due 04/25/2036	107	104

		17,639

MUNICIPAL BONDS & NOTES 0.3%
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	200	207

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	26

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	382

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	9

		624

	SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049	58	614

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	200	200

		814

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 48.2%
Fannie Mae
4.186% due 11/01/2034	$287	289
4.925% due 12/01/2034	43	43
4.985% due 03/25/2034	27	26
5.000% due 11/01/2018 - 03/01/2036	749	739
5.015% due 08/25/2034	20	20
5.115% due 06/25/2044	21	21
5.500% due 10/01/2016 - 01/01/2038	16,633	16,632
6.000% due 01/01/2038 - 07/25/2044	72,093	73,209
6.327% due 10/01/2034	24	24
6.500% due 01/01/2038	7,000	7,196

Freddie Mac
4.500% due 02/15/2017 - 02/01/2018	1,816	1,796
5.000% due 03/15/2017	293	295
5.258% due 02/15/2019	1,302	1,296
5.334% due 04/01/2037	446	449
5.500% due 06/01/2035 - 02/01/2038	13,282	13,249
6.000% due 04/15/2036	773	784
6.063% due 10/25/2044	150	150
7.171% due 02/01/2029	23	23

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ginnie Mae
6.125% due 11/20/2024	$6	$6

		116,247

U.S. TREASURY OBLIGATIONS 0.6%
U.S. Treasury Bonds
8.125% due 08/15/2019	100	135
8.750% due 05/15/2017	100	136
8.875% due 02/15/2019	200	282

U.S. Treasury Notes
4.625% due 02/29/2012	200	210

U.S. Treasury Strips
0.000% due 05/15/2017	430	289
0.000% due 08/15/2020	300	169
0.000% due 11/15/2021	600	317

		1,538

Total United States (Cost $177,892)		177,322

SHORT-TERM INSTRUMENTS 19.7%

CERTIFICATES OF DEPOSIT 1.3%
Abbey National Treasury Services PLC
5.175% due 07/02/2008	$400	400

Fortis Bank NY
4.745% due 04/28/2008	100	100

Nordea Bank Finland PLC
4.991% due 05/28/2008	500	500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Societe Generale NY
4.768% due 06/30/2008	$1,300	$1,300

Unicredito Italiano NY
5.358% due 05/06/2008	900	900

		3,200

COMMERCIAL PAPER 17.9%
Barclays U.S. Funding Corp.
5.005% due 03/17/2008	6,000	5,940

Citibank N.A.
5.940% due 02/01/2008	2,300	2,289

Danske Corp.
4.970% due 01/22/2008	6,500	6,482

National Australia Bank Ltd.
4.240% due 01/04/2008	6,600	6,598

Rabobank Financial Co.
3.980% due 01/02/2008	1,100	1,100

Royal Bank of Scotland Group PLC
4.940% due 03/20/2008	1,000	989
5.000% due 02/04/2008	5,000	4,977

UBS Finance Delaware LLC
4.000% due 01/02/2008	3,600	3,600

Unicredito Italiano SpA
4.940% due 03/17/2008	6,200	6,138

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Westpac Trust Securities NZ Ltd.
5.000% due 01/18/2008	$5,000	$4,989

		43,102

REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co.
3.900% due 01/02/2008	1,008	1,008

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $1,032. Repurchase proceeds are $1,008.)

U.S. TREASURY BILLS 0.1%
3.114% due 02/28/2008 - 03/13/2008 (a)(d)	180	179

Total Short-Term Instruments (Cost $47,485)		47,489

PURCHASED OPTIONS (f) 1.0%
(Cost $1,290)		2,427

Total Investments 160.3% (Cost $378,938)		$386,325

Written Options (g) (0.5%) (Premiums $574)		(1,217)

Other Assets and Liabilities (Net) (59.8%)		(144,157)

Net Assets (c) 100.0%		$240,951

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007, portfolio securities with an aggregate value of $1,002 and derivative instruments with an aggregate appreciation of $4,188 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $179 and cash of $1,080 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90 - Day Euribor December Futures	Long	12/2008	19	$6
90 - Day Euribor December Futures	Long	12/2009	15	2
90 - Day Euribor June Futures	Long	06/2009	7	2
90 - Day Euribor March Futures	Long	03/2009	7	3
90 - Day Euribor September Futures	Long	09/2008	8	2
90 - Day Euribor September Futures	Long	09/2009	7	2
90 - Day Eurodollar September Futures	Long	09/2008	34	112
Euro - Bobl March Futures	Long	03/2008	200	(441)
Euro - Bobl March Futures Put Options Strike @ EUR 103.000	Long	03/2008	75	0
Euro - Bund 10-Year Bond March Futures	Long	03/2008	33	(124)
Euro - Bund March Futures Put Options Strike @ EUR 105.500	Long	03/2008	168	0
Euro - Schatz March Futures	Short	03/2008	407	365
Euro - Schatz March Futures Call Options Strike @ EUR 107.000	Long	03/2008	127	0
Euro - Schatz March Futures Call Options Strike @ EUR 107.500	Long	03/2008	280	0
Japan Government 10-Year Bond March Futures	Long	03/2008	29	40
U.S. Treasury 2-Year Note March Futures	Short	03/2008	176	58
U.S. Treasury 5-Year Note March Futures	Short	03/2008	12	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	199	163
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	6	10
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	6	11
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	6	12
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	6	8

				$217

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Akzo Nobel NV 4.250% due 06/14/2011	Buy	(0.290%	)	06/20/2012	EUR 200	$0
Deutsche Bank AG	United Utilities PLC 6.875% due 08/15/2028	Buy	(0.235%	)	06/20/2012	200	4
Goldman Sachs & Co.	ICI Wilmington, Inc. 5.625% due 12/01/2013	Buy	(0.340%	)	06/20/2012	200	(2)
Goldman Sachs & Co.	Koninklijke DSM NV 4.000% due 11/10/2015	Buy	(0.365%	)	06/20/2012	200	0
Goldman Sachs & Co.	SCA Finans AB 4.500% due 07/15/2015	Buy	(0.250%	)	06/20/2012	200	3
Merrill Lynch & Co., Inc.	Compass Group PLC 6.375% due 05/29/2012	Buy	(0.390%	)	06/20/2012	200	(1)
Bank of America	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.150%		06/20/2008	$600	(4)
Bank of America	Merrill Lynch & Co., Inc. 6.000% due 02/17/2009	Sell	0.150%		06/20/2008	200	(2)
Bank of America	Time Warner, Inc. 5.500% due 11/15/2011	Buy	(0.310%	)	12/20/2011	200	3
Barclays Bank PLC	American Electric Power Co., Inc. 5.250% due 06/01/2015	Buy	(0.100%	)	06/20/2012	100	1
Barclays Bank PLC	Capital One Bank 5.125% due 02/15/2014	Buy	(0.160%	)	06/20/2012	400	31
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012	200	3
Barclays Bank PLC	Noble Corp. 5.875% due 06/01/2013	Buy	(0.530%	)	06/20/2012	100	(1)
Barclays Bank PLC	XL Capital Europe PLC 6.500% due 01/15/2012	Buy	(0.310%	)	03/20/2012	100	4
Bear Stearns & Co., Inc.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011	100	1
Bear Stearns & Co., Inc.	H.J. Heinz Finance Co. 6.000% due 03/15/2012	Buy	(0.370%	)	03/20/2012	100	(1)
Bear Stearns & Co., Inc.	Kraft Foods, Inc. 6.250% due 06/01//2012	Buy	(0.170%	)	06/20/2012	200	3
Bear Stearns & Co., Inc.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(0.520%	)	06/20/2012	1,000	5
Bear Stearns & Co., Inc.	Ryder System, Inc. 5.850% due 11/01/2016	Buy	(0.460%	)	12/20/2016	200	7
Bear Stearns & Co., Inc.	Sprint Nextel Corp. 6.000% due 12/01/2016	Buy	(1.125%	)	12/20/2016	200	5
Bear Stearns & Co., Inc.	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.480%	)	06/20/2012	1,000	16
Citibank N.A.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.680%	)	12/20/2012	100	(1)
Citibank N.A.	Nabors Industries, Inc. 5.375% due 08/15/2012	Buy	(0.470%	)	06/20/2012	100	0
Citibank N.A.	Newell Rubbermaid, Inc. 4.000% due 05/01/2010	Buy	(0.130%	)	06/20/2010	200	0
Credit Suisse USA, Inc.	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008	200	0
Credit Suisse USA, Inc.	Daimler Finance N.A. LLC 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009	200	0
Credit Suisse USA, Inc.	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012	200	25
Credit Suisse USA, Inc.	Masco Corp. 6.125% due 10/03/2016	Buy	(0.907%	)	12/20/2016	200	7
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.530%	)	06/20/2012	100	(1)
Credit Suisse USA, Inc.	Noble Corp. 5.875% due 06/01/2013	Buy	(0.519%	)	06/20/2012	300	(1)
Deutsche Bank AG	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.160%		06/20/2008	300	(3)
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.120%		06/20/2008	600	(2)
Deutsche Bank AG	JC Penney Corp., Inc. 8.000% due 03/01/2010	Buy	(0.270%	)	03/20/2010	200	3
Deutsche Bank AG	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.160%		06/20/2008	700	(5)
Deutsche Bank AG	SLM Corp. 5.125% due 08/27/2012	Sell	3.050%		03/20/2009	500	0
Goldman Sachs & Co.	Carnival Corp. 6.650% due 01/15/2028	Buy	(0.210%	)	06/20/2012	100	1
Goldman Sachs & Co.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.445%	)	06/20/2012	300	(3)
Goldman Sachs & Co.	International Paper Co. 5.850% due 10/30/2012	Buy	(0.675%	)	06/20/2017	100	0
Goldman Sachs & Co.	MeadWestvaco Corp. 6.850% due 04/01/2012	Buy	(1.040%	)	06/20/2017	500	(2)
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	500	0
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%		04/20/2009	400	(2)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%		04/20/2009	400	(2)
JPMorgan Chase & Co.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011	100	1
Lehman Brothers, Inc.	BellSouth Corp. 5.200% due 09/15/2014	Buy	(0.325%	)	09/20/2014	200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011	3,200	67
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.350%		08/20/2011	2,300	54
Lehman Brothers, Inc.	CVS Caremark Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011	200	1
Lehman Brothers, Inc.	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(3.950%	)	06/20/2011	200	0
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010	200	18
Lehman Brothers, Inc.	JPMorgan Chase & Co. 6.000% due 01/15/2018	Buy	(0.570%	)	12/20/2017	100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015	200	1
Lehman Brothers, Inc.	Sara Lee Corp. 6.250% due 09/15/2011	Buy	(0.350%	)	09/20/2011	200	(1)
Lehman Brothers, Inc.	Tate & Lyle International Finance PLC 6.125% due 06/15/2011	Buy	(0.315%	)	06/20/2011	200	1
Lehman Brothers, Inc.	Wyeth 6.950% due 03/15/2011	Buy	(0.100%	)	03/20/2011	200	1
Merrill Lynch & Co., Inc.	American General Finance Corp. 6.900% due 12/15/2017	Buy	(1.370%	)	12/20/2017	100	0
Merrill Lynch & Co., Inc.	CSX Corp. 6.300% due 03/15/2012	Buy	(0.230%	)	03/20/2012	200	3
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	4.900%		09/20/2012	700	(47)
Merrill Lynch & Co., Inc.	International Lease Finance Corp. 5.350% due 03/01/2012	Buy	(0.130%	)	03/20/2012	200	3
Morgan Stanley	Diamond Offshore Drilling, Inc. 4.875% due 07/01/2015	Buy	(0.495%	)	06/20/2017	100	0
Morgan Stanley	Glitnir Banki HF floating rate based on 3-Month USD-LIBOR plus 0.260% due 04/20/2010	Buy	(0.170%	)	06/20/2010	500	25
Morgan Stanley	Rogers Wireless, Inc. 7.250% due 12/15/2012	Buy	(0.540%	)	12/20/2012	200	2
Morgan Stanley	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.480%	)	06/20/2012	1,000	16
Morgan Stanley	Xerox Corp. 9.750% due 01/15/2009	Buy	(0.290%	)	03/20/2009	200	(1)
Royal Bank of Canada	DaimlerChrysler Canada Finance, Inc. 4.850% due 03/30/2009	Buy	(0.350%	)	06/20/2009	200	0
Royal Bank of Canada	JPMorgan Chase & Co. 5.058% until 02/22/2016 and 1-Month CAD Offered Rate plus 1.000% thereafter, due 02/22/2021	Buy	(0.310%	)	03/20/2016	200	6
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.280%		12/20/2011	100	0
Royal Bank of Scotland Group PLC	Morgan Stanley floating rate based on 3-Month USD-LIBOR plus 0.450% due 10/18/2016	Buy	(0.320%	)	12/20/2016	200	8
UBS Warburg LLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.070%		06/20/2008	800	(2)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	Weyerhaeuser Co. 6.750% due 03/15/2012	Buy	(0.930%	)	06/20/2017	$400	$8
Wachovia Bank N.A.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.530%	)	06/20/2012	100	(2)
Wachovia Bank N.A.	GlobalSantaFe Corp. 5.000% due 02/15/2013	Buy	(0.520%	)	06/20/2012	100	(1)

							$250

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	EUR 200	$3
Deutsche Bank AG	Dow Jones iTraxx Europe 8SUB Index	Buy	(0.700%	)	12/20/2012	2,200	(2)
Deutsche Bank AG	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	1,200	14
HSBC Bank USA	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	100	1
JPMorgan Chase & Co.	Dow Jones iTraxx Europe HV6 Index	Buy	(0.850%	)	12/20/2016	700	8
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Sell	0.787%		06/20/2012	$1,000	(2)
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,200	(3)
Credit Suisse USA, Inc.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012	2,500	(22)
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Sell	2.729%		06/20/2012	500	6
Goldman Sachs & Co.	Dow Jones CDX N.A. HY8 Index	Sell	3.066%		06/20/2012	800	20
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Sell	0.350%		06/20/2012	6,700	(136)
Goldman Sachs & Co.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017	12,900	285
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	0.910%		06/20/2012	1,200	3
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG8 Index	Buy	(0.600%	)	06/20/2017	900	0
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	0.825%		06/20/2012	4,000	(4)
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	7,100	80

							$251

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Cross-Currency Swaps

Counterparty	Receive	Pay	Expiration Date(2)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Unrealized Appreciation
Goldman Sachs & Co.	Floating rate equal to 3-Month JPY-LIBOR less 0.250% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	09/10/2009	JPY	8,614,000	$73,000	$4,266

(2) At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009	AUD	4,600	$(36)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(26)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	29
Deutsche Bank AG	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		15,700	(121)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		7,000	(123)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,900	(167)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		2,300	153
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		4,300	74
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,100	(135)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		1,800	121
JPMorgan Chase & Co.	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		7,800	(37)
Morgan Stanley	3-Month Australian Bank Bill	Pay	6.500%	01/15/2009		7,000	(54)
Morgan Stanley	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		4,200	(22)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.500%	06/15/2017		3,300	51
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		2,400	(42)
UBS Warburg LLC	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		1,700	(66)
UBS Warburg LLC	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,100	88
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012	BRL	3,700	(78)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.000%	06/17/2010	EUR	10	0
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		900	(18)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.543%	08/24/2009		700	(2)
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		700	16
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		12,160	364
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.703%	08/24/2017		200	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010	EUR	15,500	$(50)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	09/19/2012		2,600	(57)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		7,000	335
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		3,600	27
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	5.000%	03/19/2038		1,400	(58)
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		2,300	74
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.250%	12/17/2009		11,500	(6)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		900	76
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		600	36
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.000%	09/19/2017		2,000	(5)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		700	(52)
Merrill Lynch & Co., Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		1,000	(44)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.525%	08/24/2009		900	(3)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		49,600	(167)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		3,200	93
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	44
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.695%	08/24/2017		200	1
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		2,000	(29)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		600	(11)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.940%	04/10/2012		600	(12)
UBS Warburg LLC	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(14)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009	GBP	9,800	99
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		3,200	(11)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		600	4
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.500%	09/15/2017		4,500	1
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	107
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		100	0
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	11
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		400	20
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	5.500%	03/20/2013		1,900	77
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,800	(71)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2013		1,600	77
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		700	(1)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	03/20/2018		500	19
Royal Bank of Canada	6-Month GBP-LIBOR	Pay	5.000%	03/20/2010		5,100	112
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	5,800	(5)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008	JPY	1,650,000	0
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		200,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		10,000	(2)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		1,320,000	(15)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		360,000	5
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		80,000	(14)
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		540,000	(31)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		880,000	(16)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		460,000	6
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	1.500%	06/20/2015		370,000	(6)
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	2.500%	06/20/2036		50,000	8
UBS Warburg LLC	6-Month JPY-LIBOR	Receive	2.500%	06/20/2036		110,000	(14)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	5,000	(18)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		$18,100	212
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		4,500	(15)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		61,100	715
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		37,500	63
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		7,000	4
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	12/16/2014		700	15
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		4,700	2
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.000%	06/18/2013		1,700	1
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		400	(5)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2009		13,800	32
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		5,300	(99)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		800	(16)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		7,300	(3)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		600	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		21,700	(62)

							$1,333

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

(f) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 2-Year Note March Futures	$115.000	02/22/2008	50	$1	$1
Call - CBOT U.S. Treasury 2-Year Note March Futures	116.000	02/22/2008	120	3	2
Call - CBOT U.S. Treasury 2-Year Note March Futures	120.000	02/22/2008	6	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	9	0	0

				$4	$3

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.000%	09/14/2009	EUR	12,900	$63	$50
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		$4,600	18	108
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		5,400	27	112
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008		14,000	40	107
Call - OTC 2-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Pay	4.250%	07/06/2009		15,000	176	180
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008		5,800	29	136
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008		22,800	138	461
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008		5,400	19	112
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008		12,200	41	243

								$551	$1,509

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.362	05/21/2008	EUR	1,000	$30	$106
Put - OTC Euro versus U.S. dollar		1.362	05/21/2008		1,000	31	7
Call - OTC Euro versus U.S. dollar		1.375	05/21/2010		2,300	111	237
Put - OTC Euro versus U.S. dollar		1.375	05/21/2010		2,300	111	91
Call - OTC U.S. dollar versus Japanese yen	JPY	114.650	01/18/2008		$2,000	67	4
Put - OTC U.S. dollar versus Japanese yen		114.650	01/18/2008		2,000	67	59
Call - OTC U.S. dollar versus Japanese yen		117.500	03/13/2008		1,200	10	2
Call - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		3,000	80	17
Put - OTC U.S. dollar versus Japanese yen		115.950	06/09/2008		3,000	80	178
Call - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,600	68	10
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		2,600	68	203

						$723	$914

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2038	$104.500	03/05/2008	$19,500	$2	$0
Put - OTC Fannie Mae 5.500% due 02/01/2038	86.000	02/05/2008	7,000	1	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	86.000	03/05/2008	3,000	0	0
Put - OTC Fannie Mae 6.000% due 03/01/2038	91.750	03/05/2008	72,000	8	1
Put - OTC Freddie Mac 5.500% due 03/01/2038	88.813	03/05/2008	4,100	1	0

				$12	$1

(g) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/22/2008	22	$18	$25
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	22	12	5

				$30	$30

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	4.230%	09/14/2009	EUR	4,200	$55	$49
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		$2,000	18	84
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008		2,300	27	84
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008		3,100	39	102
Call - OTC 7-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		4,900	165	170
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008		2,500	30	104

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	$9,900	$131	$342
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	2,400	20	87
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	4,100	41	161

							$526	$1,183

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	117.570	02/18/2008	$1,200	$13	$2
Put - OTC U.S. dollar versus Japanese yen		80.000	08/21/2008	900	5	2

					$18	$4

(h) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	$694	$686	0.28%

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$20,000	$19,700	$19,516

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	5,280	01/2008	$26	$(18)	$8
Sell		3,085	01/2008	0	(34)	(34)
Buy		1,769	02/2008	34	0	34
Buy	BRL	1,209	03/2008	114	0	114
Buy		15,895	07/2008	396	(95)	301
Sell		7,685	07/2008	29	(16)	13
Buy	CAD	3,767	01/2008	79	0	79
Buy	CLP	10,300	03/2008	1	0	1
Buy		6,033	07/2008	0	0	0
Buy	CNY	43,578	01/2008	79	0	79
Sell		43,578	01/2008	0	(112)	(112)
Buy		11,779	04/2008	13	0	13
Buy	DKK	8,128	03/2008	0	(6)	(6)
Buy	EUR	16,907	01/2008	0	(39)	(39)
Sell		1,204	01/2008	6	0	6
Buy	GBP	5,346	01/2008	0	(133)	(133)
Sell		131	01/2008	0	0	0
Buy	INR	650	08/2008	0	0	0
Sell	JPY	4,928,203	02/2008	98	(1)	97
Buy	KRW	759,067	01/2008	0	(21)	(21)
Buy		943,103	05/2008	0	(6)	(6)
Buy		439,696	08/2008	0	(2)	(2)
Buy	MXN	12,663	03/2008	29	0	29
Buy	NOK	6,216	03/2008	21	0	21
Sell	NZD	674	01/2008	0	(13)	(13)
Sell		674	02/2008	3	0	3
Buy	PLN	1,692	07/2008	68	0	68
Buy	RUB	31,529	07/2008	35	0	35
Buy		20,301	11/2008	5	0	5
Buy	SEK	15,066	03/2008	0	(25)	(25)
Buy	SGD	436	02/2008	11	0	11
Buy	TWD	9,221	01/2008	0	(1)	(1)
Buy	ZAR	97	07/2008	1	0	1

				$1,048	$(522)	$526

See Accompanying Notes	Annual Report	December 31, 2007	17

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

18	PIMCO Variable Insurance Trust

December 31, 2007

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed

20	PIMCO Variable Insurance Trust

December 31, 2007

spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(q) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. The Commodity Index-Linked notes are linked to the Goldman Sachs Commodity Index Total Return.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of

$15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,487,756	$1,481,237	$186,903	$96,591

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	0	$79,300	EUR	0	GBP	2,100	$827
Sales	44	36,600		4,200		0	612
Closing Buys	0	(73,400)		0		0	(729)
Expirations	0	(9,200)		0		(2,100)	(136)
Exercised	0	0		0		0	0
Balance at 12/31/2007	44	$33,300	EUR	4,200	GBP	0	$574

22	PIMCO Variable Insurance Trust

December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15	$180	4	$49
Administrative Class	8,356	102,579	8,273	99,227
Advisor Class	0	1	1	10
Issued as reinvestment of distributions
Institutional Class	1	7	0	0
Administrative Class	593	7,286	381	4,593
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	(2)	(18)	0	(1)
Administrative Class	(4,527)	(55,650)	(2,147)	(25,733)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,436	$54,385	6,512	$78,145

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	95
Administrative Class	6	96
Advisor Class	1	95	*

* Allianz Dresdner Asset Management , an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO

Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement

Annual Report	December 31, 2007	23

Notes to Financial Statements (Cont.)

No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 4,921	$ 0	$ 11,784	$ (3,041)	$ 0	$ (443)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 379,475	$ 9,482	$ (2,632)	$ 6,850

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 7,046	$ 247	$ 0
12/31/2006	4,594	0	0

(5) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Global Bond Portfolio (Unhedged)	1.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.61%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

28	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

30	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

Corporate Bonds & Notes	59.6%
Short-Term Instruments	16.0%
U.S. Government Agencies	10.6%
Bank Loan Obligations	6.5%
Foreign Currency-Denominated Issues	3.1%
Other	4.2%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/30/98)
PIMCO High Yield Portfolio Administrative Class	3.50%	9.60%	5.40%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	3.19%	9.51%	5.40%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,013.95	$1,021.42
Expenses Paid During Period†	$3.81	$3.82

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

»

Exposure to BBB-rated issues, as represented by the Merrill Lynch BBB-rated Corporate Index, benefited performance as this group of bonds outperformed the overall high-yield market, including all quality tiers, by more than 2.00%.

»	As building materials and construction companies came under heavy pressure, an underweight to these sectors was a strong contributor to relative performance.

»	Security selection in the utility sector was a noteworthy positive for performance as electric generation companies outperformed the broader industry category.

»	An overweight to the healthcare sector, which significantly outperformed over the twelve-month period, added to returns relative to the Portfolio’s index.

»	Security selection in the consumer cyclical sector, where exposure to auto captive finance bonds was emphasized, detracted from performance in 2007.

»	An underweight to chemical bonds, which were among the top performing industry categories for the year, weighed on relative returns.

»	Modest exposure to emerging market sovereigns, which outperformed the high-yield market, added to returns.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$8.34	$8.19	$8.40	$8.19	$7.17
Net investment income (a)	0.56	0.56	0.54	0.53	0.55
Net realized/unrealized gain (loss) on investments	(0.28)	0.16	(0.21)	0.22	1.04
Total income from investment operations	0.28	0.72	0.33	0.75	1.59
Dividends from net investment income	(0.57)	(0.57)	(0.54)	(0.54)	(0.57)
Total distributions	(0.57)	(0.57)	(0.54)	(0.54)	(0.57)
Net asset value end of year	$8.05	$8.34	$8.19	$8.40	$8.19
Total return	3.50%	9.08%	4.11%	9.54%	22.85%
Net assets end of year (000s)	$452,291	$516,823	$460,926	$414,062	$955,599
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	6.83%	6.90%	6.50%	6.48%	7.14%
Portfolio turnover rate	131%	81%	109%	97%	97%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$520,681
Repurchase agreements, at value	1,003
Cash	80
Deposits with brokers for open futures contracts	435
Foreign currency, at value	2
Receivable for investments sold	4,359
Receivable for Portfolio shares sold	84
Interest and dividends receivable	6,944
Variation margin receivable	74
Swap premiums paid	527
Unrealized appreciation on foreign currency contracts	1,232
Unrealized appreciation on swap agreements	618
536,039

Liabilities:
Payable for investments purchased	67,020
Payable for Portfolio shares redeemed	1,307
Written options outstanding	8,390
Accrued investment advisory fee	94
Accrued administrative fee	131
Accrued servicing fee	50
Swap premiums received	163
Unrealized depreciation on foreign currency contracts	110
Unrealized depreciation on swap agreements	3,601
80,866

Net Assets	$455,173

Net Assets Consist of:
Paid in capital	$467,797
(Overdistributed) net investment income	(2,545)
Accumulated undistributed net realized (loss)	(1,102)
Net unrealized (depreciation)	(8,977)
$455,173

Net Assets:
Institutional Class	$2,456
Administrative Class	452,291
Advisor Class	426

Shares Issued and Outstanding:
Institutional Class	305
Administrative Class	56,204
Advisor Class	53

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.05
Administrative Class	8.05
Advisor Class	8.05

Cost of Investments Owned	$525,290
Cost of Repurchase Agreements Owned	$1,003
Cost of Foreign Currency Held	$1
Premiums Received on Written Options	$5,196

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$37,665
Dividends	233
Miscellaneous income	24
Total Income	37,922

Expenses:
Investment advisory fees	1,247
Administrative fees	1,746
Servicing fees – Administrative Class	744
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	9
Interest expense	6
Total Expenses	3,753

Net Investment Income	34,169

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,794
Net realized (loss) on futures contracts, written options and swaps	(278)
Net realized (loss) on foreign currency transactions	(1,686)
Net change in unrealized (depreciation) on investments	(16,374)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,488)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,015
Net (Loss)	(18,017)

Net Increase in Net Assets Resulting from Operations	$16,152

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$34,169	$33,041
Net realized gain	1,830	2,834
Net change in unrealized appreciation (depreciation)	(19,847)	6,670
Net increase resulting from operations	16,152	42,545

Distributions to Shareholders:
From net investment income
Institutional Class	(172)	(70)
Administrative Class	(34,729)	(32,991)
Advisor Class	(15)	(1)

Total Distributions	(34,916)	(33,062)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	748	1,213
Administrative Class	112,557	140,974
Advisor Class	1,131	64
Issued as reinvestment of distributions
Institutional Class	172	70
Administrative Class	34,729	33,006
Advisor Class	14	1
Cost of shares redeemed
Institutional Class	(329)	(27)
Administrative Class	(193,158)	(127,544)
Advisor Class	(779)	(1)
Net increase (decrease) resulting from Portfolio share transactions	(44,915)	47,756

Total Increase (Decrease) in Net Assets	(63,679)	57,239

Net Assets:
Beginning of year	518,852	461,613
End of year*	$455,173	$518,852

*Including (overdistributed) net investment income of:	$(2,545)	$(1,450)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 7.5%
AES Corp.
8.390% due 04/30/2010	$1,348	$1,335
8.540% due 04/30/2010	652	647

Amadeus Global Travel Distribution S.A.
6.846% due 04/08/2013	700	662
7.096% due 04/08/2014	700	667

Community Health Corp.
7.331% due 07/25/2014	936	902

Community Health Systems, Inc.
4.000% due 07/02/2014	61	60
7.072% due 07/02/2014	2	2

Daimler Finance North America LLC
9.000% due 08/03/2012	3,990	3,847

Dobson Communications Corp.
7.240% due 03/15/2014	400	398

Ford Motor Co.
8.000% due 12/15/2013	1,485	1,378

Harrah’s Entertainment, Inc.
7.500% due 03/09/2008	3,000	2,940

HCA, Inc.
7.080% due 11/16/2013	1,241	1,197

HealthSouth Corp.
7.345% due 02/02/2013	6	6
7.750% due 03/10/2013	796	762

Ineos Group Holdings PLC
7.357% due 10/07/2012	922	877
7.451% due 10/07/2012	71	68

Metro-Goldwyn-Mayer, Inc.
8.108% due 04/08/2012	1,485	1,380

Mylan Laboratories, Inc.
9.750% due 10/02/2008	6	6

Roundy’s Supermarket, Inc.
7.910% due 10/27/2011	980	963
7.990% due 10/27/2011	2	2

SandRidge Energy, Inc.
8.625% due 04/01/2015	4,200	4,190

SLM Corp.
0.000% due 02/16/2008	2,600	2,591

Telesat Canada
9.000% due 10/31/2008	600	573
10.500% due 10/31/2008	400	382

Thompson Learning, Inc.
7.600% due 06/27/2014	2,100	1,991

Tribune Co.
7.396% due 05/30/2009	770	745
7.910% due 05/30/2014	1,368	1,168

Univision Communications, Inc.
6.250% due 09/15/2014	67	61
7.095% due 09/15/2014	54	49
7.610% due 09/15/2014	1,879	1,717

VNU/Nielson Finance LLC
7.146% due 08/09/2013	1,237	1,175
7.242% due 08/09/2013	743	706

Wind Acquisition Finance S.A.
12.459% due 12/21/2011	551	577

Total Bank Loan Obligations (Cost $35,033)		34,024

CORPORATE BONDS & NOTES 68.3%

BANKING & FINANCE 14.8%
AES Ironwood LLC
8.857% due 11/30/2025	2,381	2,620

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
AES Red Oak LLC
8.540% due 11/30/2019	$1,156	$1,243

American International Group, Inc.
5.850% due 01/16/2018	1,200	1,210

Barclays Bank PLC
6.050% due 12/04/2017	1,825	1,842
7.434% due 09/29/2049	1,100	1,145

Citigroup Capital XXI
8.300% due 12/21/2057	825	864

Ferrellgas Escrow LLC
6.750% due 05/01/2014	1,950	1,923

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	7,975	6,998
8.625% due 11/01/2010	1,260	1,170

Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,225	1,188

GMAC LLC
6.000% due 04/01/2011	1,194	1,017
6.625% due 05/15/2012	1,500	1,248
6.875% due 08/28/2012	1,025	860
7.000% due 02/01/2012	3,000	2,547
7.250% due 03/02/2011	2,225	1,952
8.000% due 11/01/2031	1,650	1,387

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	2,700	2,654

Hexion U.S. Finance Corp.
9.750% due 11/15/2014	1,300	1,410

HSBC Holdings PLC
6.500% due 09/15/2037	400	389

KRATON Polymers LLC
8.125% due 01/15/2014	1,500	1,417

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017	1,950	2,014

LVB Acquisition Merger Sub, Inc.
10.000% due 10/15/2017	2,325	2,383
10.375% due 10/15/2017 (b)	2,415	2,421
11.625% due 10/15/2017	3,450	3,416

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	2,470

Morgan Stanley
5.950% due 12/28/2017	4,000	4,005

NSG Holdings LLC
7.750% due 12/15/2025	925	932

Petroplus Finance Ltd.
6.750% due 05/01/2014	375	351
7.000% due 05/01/2017	375	345

Royal Bank of Scotland Group PLC
7.640% due 03/31/2049	2,100	2,163

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	1,300	1,306

SLM Corp.
5.244% due 07/26/2010	400	368
5.294% due 07/25/2008	650	637

Tenneco, Inc.
8.125% due 11/15/2015	1,200	1,194
8.625% due 11/15/2014	525	518
10.250% due 07/15/2013	257	275

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	457
7.500% due 07/18/2016	1,000	971

UBS AG
5.875% due 12/20/2017	1,000	1,009

UBS Preferred Funding Trust V
6.243% due 05/29/2049	550	530

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Universal City Development Partners
11.750% due 04/01/2010	$525	$545

Universal City Florida Holding Co. I
8.375% due 05/01/2010	1,425	1,439
9.661% due 05/01/2010	175	176

Ventas Realty LP
6.750% due 04/01/2017	250	249
7.125% due 06/01/2015	500	508
9.000% due 05/01/2012	500	540

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,095

		67,401

INDUSTRIALS 42.0%
Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,200	1,056

Actuant Corp.
6.875% due 06/15/2017	1,000	995

Albertson’s LLC
7.450% due 08/01/2029	3,250	3,144

Allied Waste North America, Inc.
7.250% due 03/15/2015	2,825	2,825

Allison Transmission
11.000% due 11/01/2015	125	114
11.250% due 11/01/2015 (b)	425	377

AmeriGas Partners LP
7.125% due 05/20/2016	1,730	1,687
7.250% due 05/20/2015	1,850	1,822

ARAMARK Corp.
8.500% due 02/01/2015	3,950	4,019

Arco Chemical Co.
10.250% due 11/01/2010	50	52

ArvinMeritor, Inc.
8.125% due 09/15/2015	1,625	1,414
8.750% due 03/01/2012	2,150	2,016

Berry Plastics Holding Corp.
8.875% due 09/15/2014	2,225	2,125

Bon-Ton Stores, Inc.
10.250% due 03/15/2014	3,400	2,584

Buhrmann U.S., Inc.
7.875% due 03/01/2015	1,300	1,232
8.250% due 07/01/2014	1,000	960

C8 Capital SPV Ltd.
6.640% due 12/29/2049	1,500	1,426

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,343

CCO Holdings LLC
8.750% due 11/15/2013	6,650	6,384

Celestica, Inc.
7.875% due 07/01/2011	1,900	1,838

Chart Industries, Inc.
9.125% due 10/15/2015	425	438

Chemtura Corp.
6.875% due 06/01/2016	1,750	1,654

Chesapeake Energy Corp.
6.875% due 01/15/2016	725	721
7.000% due 08/15/2014	750	757

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,314	1,275

Citic Resources Finance Ltd.
6.750% due 05/15/2014	225	211

Community Health Systems, Inc.
8.875% due 07/15/2015	3,000	3,071

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	$450	$458
7.750% due 05/15/2017	325	330

Continental Airlines, Inc.
6.920% due 04/02/2013 (k)	693	698
7.373% due 06/15/2017	229	221

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,000	871

Crown Americas LLC & Crown Americas Capital Corp.
7.750% due 11/15/2015	1,425	1,475

CSC Holdings, Inc.
6.750% due 04/15/2012	1,275	1,226
7.625% due 04/01/2011	1,750	1,754
7.625% due 07/15/2018	1,725	1,593

DaVita, Inc.
7.250% due 03/15/2015	2,120	2,136

Delhaize America, Inc.
9.000% due 04/15/2031	964	1,119

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,850	1,646
7.500% due 06/01/2015	100	94
7.750% due 06/01/2019	1,800	1,670
8.375% due 05/01/2016	900	884

EchoStar DBS Corp.
6.625% due 10/01/2014	1,000	998
7.125% due 02/01/2016	2,605	2,670

El Paso Corp.
7.000% due 06/15/2017	3,125	3,144
7.800% due 08/01/2031	750	765
8.050% due 10/15/2030	1,300	1,360

Ferrellgas Partners LP
8.750% due 06/15/2012	525	542
8.870% due 08/01/2009 (k)	1,200	1,272

First Data Corp.
9.875% due 09/24/2015	4,450	4,144

Ford Motor Co.
9.215% due 09/15/2021	200	168

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	880	935
8.375% due 04/01/2017	2,475	2,661

Freescale Semiconductor, Inc.
8.866% due 12/15/2014	500	428
8.875% due 12/15/2014	2,250	2,019
9.125% due 12/15/2014 (b)	2,500	2,138
10.125% due 12/15/2016	300	249

Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	1,750	1,820

General Motors Corp.
7.700% due 04/15/2016	2,500	2,125

Georgia-Pacific Corp.
7.000% due 01/15/2015	375	367
7.125% due 01/15/2017	2,000	1,955
7.375% due 12/01/2025	4,620	4,089
8.000% due 01/15/2024	775	725

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	1,030	1,097

HCA, Inc.
6.750% due 07/15/2013	4,400	3,938
7.190% due 11/15/2015	200	172
9.250% due 11/15/2016	7,925	8,341

Herbst Gaming, Inc.
7.000% due 11/15/2014	2,000	1,190

Hertz Corp.
8.875% due 01/01/2014	3,925	3,999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ineos Group Holdings PLC
8.500% due 02/15/2016	$2,725	$2,439

Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,479

Intelsat Bermuda Ltd.
8.886% due 01/15/2015	2,000	2,015
9.250% due 06/15/2016	875	884

Intelsat Corp.
9.000% due 06/15/2016	400	405

Intelsat Subsidiary Holding Co. Ltd.
8.250% due 01/15/2013	200	202

Jefferson Smurfit Corp. U.S.
7.500% due 06/01/2013	300	289
8.250% due 10/01/2012	550	544

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	88
10.000% due 06/15/2012 (a)	519	495

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,100	1,158

Legrand France S.A.
8.500% due 02/15/2025	975	1,137

MGM Mirage
6.875% due 04/01/2016	1,725	1,634
7.500% due 06/01/2016	1,415	1,408

Nalco Co.
8.875% due 11/15/2013	1,300	1,362

Norampac Industries, Inc.
6.750% due 06/01/2013	875	803

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	1,500	1,545

Nortel Networks Ltd.
9.492% due 07/15/2011	400	392
10.125% due 07/15/2013	1,050	1,087
10.750% due 07/15/2016	475	501

Northwest Pipeline Corp.
7.125% due 12/01/2025	500	520

NPC International, Inc.
9.500% due 05/01/2014	1,550	1,395

OPTI Canada, Inc.
8.250% due 12/15/2014	700	696

Quebecor Media, Inc.
7.750% due 03/15/2016	1,850	1,785

Quiksilver, Inc.
6.875% due 04/15/2015	550	474

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,272	1,275

Reynolds American, Inc.
7.750% due 06/01/2018	375	402

RH Donnelley Corp.
6.875% due 01/15/2013	250	225
8.875% due 01/15/2016	4,921	4,626
8.875% due 10/15/2017	2,775	2,581

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,625	1,617

Roseton
7.270% due 11/08/2010	974	986
7.670% due 11/08/2016	1,250	1,244

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018	1,750	1,689

Sanmina-SCI Corp.
8.125% due 03/01/2016	1,575	1,404

SemGroup LP
8.750% due 11/15/2015	3,075	2,937

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Sensata Technologies BV
8.000% due 05/01/2014	$2,175	$2,055

Service Corp. International
7.375% due 10/01/2014	425	432
7.625% due 10/01/2018	375	379

Smurfit Capital Funding PLC
7.500% due 11/20/2025	500	475

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	119

Smurfit-Stone Container Enterprises, Inc.
8.000% due 03/15/2017	690	670
8.375% due 07/01/2012	825	823

Sonat, Inc.
7.000% due 02/01/2018	500	507

Station Casinos, Inc.
6.875% due 03/01/2016	1,050	772
7.750% due 08/15/2016	1,725	1,565

Suburban Propane Partners LP
6.875% due 12/15/2013	1,400	1,365

Sungard Data Systems, Inc.
9.125% due 08/15/2013	2,141	2,189

Superior Essex Communications LLC
9.000% due 04/15/2012	500	482

Tenet Healthcare Corp.
7.375% due 02/01/2013	966	850

Terex Corp.
8.000% due 11/15/2017	525	534

Tesoro Corp.
6.500% due 06/01/2017	1,150	1,144

TransDigm, Inc.
7.750% due 07/15/2014	400	408

TRW Automotive, Inc.
7.000% due 03/15/2014	1,550	1,434
7.250% due 03/15/2017	1,200	1,083

U.S. Airways Group, Inc.
9.330% due 01/01/2049 (a)	84	1

United Airlines, Inc.
6.071% due 03/01/2013	172	172
6.201% due 09/01/2008	87	86
6.602% due 03/01/2015	196	195

Unity Media GmbH
10.375% due 02/15/2015	750	769

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	2,925	2,969

West Corp.
9.500% due 10/15/2014	1,150	1,133
11.000% due 10/15/2016	300	299

Williams Cos., Inc.
7.625% due 07/15/2019	2,350	2,559
7.875% due 09/01/2021	1,650	1,838

Williams Partners LP
7.250% due 02/01/2017	425	440

Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014	2,490	2,459

Xerox Capital Trust I
8.000% due 02/01/2027	2,100	2,102

		191,057

UTILITIES 11.5%
Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,300	2,317

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citizens Communications Co.
7.125% due 03/15/2019	$2,300	$2,197
7.450% due 07/01/2035	250	209
9.000% due 08/15/2031	1,375	1,378

Complete Production Services, Inc.
8.000% due 12/15/2016	475	462

Edison Mission Energy
7.200% due 05/15/2019	975	963
7.750% due 06/15/2016	965	999

Energy Future Holdings Corp.
10.875% due 11/01/2017	1,800	1,818

Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	800	798
10.318% due 05/01/2013	1,000	1,013

Homer City Funding LLC
8.734% due 10/01/2026	727	797

Idearc, Inc.
8.000% due 11/15/2016	1,865	1,720

Kinder Morgan Finance Co.
5.700% due 01/05/2016	1,725	1,570

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	1,300	1,229

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,790

Nevada Power Co.
6.750% due 07/01/2037	200	208

NGPL Pipe Co. LLC
7.119% due 12/15/2017	1,375	1,412

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,129

NRG Energy, Inc.
7.250% due 02/01/2014	850	831
7.375% due 02/01/2016	4,765	4,658
7.375% due 01/15/2017	50	49

PSEG Energy Holdings LLC
8.500% due 06/15/2011	3,500	3,665

Qwest Corp.
8.875% due 03/15/2012	2,475	2,661

Reliant Energy, Inc.
6.750% due 12/15/2014	3,075	3,098
7.625% due 06/15/2014	1,850	1,841
7.875% due 06/15/2017	1,400	1,393

Rural Cellular Corp.
9.875% due 02/01/2010	1,775	1,850

Sierra Pacific Power Co.
6.750% due 07/01/2037	430	447

Sierra Pacific Resources
7.803% due 06/15/2012	625	655

South Point Energy Center LLC
8.400% due 05/30/2012 (f)	1,143	1,131

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,126	2,132

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	1,500	1,541

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.250% due 05/23/2016	1,000	1,002

Virgin Media Finance PLC
9.125% due 08/15/2016	500	498

		52,461

Total Corporate Bonds & Notes (Cost $320,470)		310,919

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.6%
Advanced Micro Devices, Inc.
6.000% due 05/01/2015		$800	$573

Chesapeake Energy Corp.
2.500% due 05/15/2037		475	530
2.750% due 11/15/2035		350	411

CMS Energy Corp.
2.875% due 12/01/2024		1,000	1,342

Deutsche Bank AG
0.000% due 07/14/2008		300	260
0.000% due 09/29/2008		275	240
0.000% due 10/24/2008		350	320

Host Hotels & Resorts, Inc.
2.625% due 04/15/2027		100	86

Morgan Stanley
3.350% due 10/01/2012		1,225	1,176

Nortel Networks Corp.
2.125% due 04/15/2014		1,000	780

Qwest Communications International, Inc.
3.500% due 11/15/2025		775	1,038

Ventas, Inc.
3.875% due 11/15/2011		300	328

Total Convertible Bonds & Notes (Cost $7,466)			7,084

MUNICIPAL BONDS & NOTES 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054		400	35

Total Municipal Bonds & Notes (Cost $33)			35

U.S. GOVERNMENT AGENCIES 12.2%
Fannie Mae
5.000% due 01/01/2038		12,000	11,710
5.500% due 01/01/2038		40,900	40,855

Freddie Mac
5.500% due 01/01/2038		3,000	2,994

Total U.S. Government Agencies (Cost $55,517)			55,559

FOREIGN CURRENCY-DENOMINATED ISSUES 3.6%
Bombardier, Inc.
7.250% due 11/15/2016	EUR	1,000	1,466

Lighthouse International Co. S.A.
8.000% due 04/30/2014		1,670	2,460

Nordic Telephone Co. Holdings ApS
6.675% due 11/30/2013		401	576
6.925% due 11/30/2014		484	697
8.250% due 05/01/2016		1,000	1,484

Royal Bank of Scotland Group PLC
0.000% due 04/06/2011	GBP	586	1,112

Sensata Technologies BV
9.113% due 10/27/2013	EUR	900	1,252

SigmaKalon
5.900% due 06/30/2012		56	79
6.719% due 06/30/2012		868	1,231

Societe Generale
6.999% due 12/29/2049		150	223

UBS Capital Ltd.
7.152% due 12/29/2049		600	905

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
UPC Broadband Holding BV
6.296% due 12/31/2014	EUR	942	$1,302

UPC Holding BV
7.750% due 01/15/2014		600	839
8.625% due 01/15/2014		800	1,161

Virgin Media Finance PLC
8.750% due 04/15/2014		1,000	1,433

Total Foreign Currency-Denominated Issues (Cost $14,512)			16,220

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.6%
Chesapeake Energy Corp.
4.500% due 12/31/2049		5,000	541
5.000% due 12/31/2049		2,900	343

Fannie Mae
5.375% due 12/31/2049		1	85

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 05/01/2010		3,300	498

Vale Capital Ltd.
5.500% due 06/15/2010		16,300	1,045

Washington Mutual Capital Trust
5.375% due 05/03/2041		10,000	283

Total Convertible Preferred Stocks (Cost $2,385)			2,795

PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,055

Total Preferred Stocks (Cost $2,172)			2,055

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.3%

COMMERCIAL PAPER 17.4%
Abbey National Treasury Services PLC
4.250% due 01/07/2008		$1,400	1,399

Barclays U.S. Funding Corp.
5.075% due 01/18/2008		13,400	13,370

Rabobank Financial Co.
3.980% due 01/02/2008		12,500	12,500

Skandinaviska Enskilda Banken AB
5.050% due 01/25/2008		13,300	13,257

Swedbank AB
4.730% due 02/01/2008		13,200	13,148

UBS Finance Delaware LLC
4.000% due 01/02/2008		12,200	12,200

Unicredito Italiano SpA
5.140% due 01/18/2008		13,400	13,369

			79,243

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
3.900% due 01/02/2008		1,003	1,003

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $1,027. Repurchase proceeds are $1,003.)

U.S. TREASURY BILLS 0.7%
3.015% due 03/13/2008 (c)(d)		3,000	2,979

Total Short-Term Instruments (Cost $83,229)			83,225

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  High Yield Portfolio (Cont.)

VALUE (000S)
PURCHASED OPTIONS (i) 2.1%
(Cost $5,476)	$9,768

Total Investments 114.6% (Cost $526,293)	$521,684

Written Options (j) (1.8%) (Premiums $5,196)	(8,390)

Other Assets and Liabilities (Net) (12.8%)	(58,121)

Net Assets (e) 100.0%	$455,173

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Payment in-kind bond security.

(c) Coupon represents a weighted average rate.

(d) Securities with an aggregate market value of $2,482 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $6,258 and derivative instruments with an aggregate depreciation of ($2,256) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(g) Cash of $435 has been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	16	$38
90-Day Eurodollar June Futures	Long	06/2008	166	110
90-Day Eurodollar March Futures	Long	03/2008	45	17
90-Day Eurodollar March Futures	Long	03/2009	129	348
90-Day Eurodollar September Futures	Long	09/2008	118	134

				$647

(h) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	ARAMARK Corp. 8.500 due 02/01/2015	Sell	2.302%	06/20/2012	$200	$(12)
Bank of America	Community Health Systems, Inc. 8.875% due 07/15/2015	Sell	2.850%	09/20/2012	900	(40)
Bank of America	Forest Oil Corp. 7.750% due 05/01/2014	Sell	2.400%	03/20/2013	500	2
Barclays Bank PLC	Allied Waste North America, Inc. 7.375% due 04/15/2014	Sell	2.030%	06/20/2012	500	(27)
Barclays Bank PLC	Freescale Semiconductor, Inc. 8.875% due 12/15/2014	Sell	3.620%	06/20/2012	200	(21)
Barclays Bank PLC	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.360%	06/20/2012	200	(17)
Barclays Bank PLC	RSHB Capital S.A. for OJSC Russian Agricultural Bank 7.175% due 05/16/2013	Sell	0.740%	03/20/2009	1,000	(11)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.760%	02/20/2009	1,500	(12)
Barclays Bank PLC	Sungard Data Systems, Inc. 9.125% due 08/15/2013	Sell	2.600%	06/20/2012	200	(10)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	2.360%	01/20/2013	1,500	4
Citibank N.A.	Forest Oil Corp. 7.750% due 05/01/2014	Sell	2.250%	12/20/2012	1,200	(2)
Citibank N.A.	Georgia-Pacific LLC 7.750% due 11/15/2029	Sell	2.220%	09/20/2012	500	(24)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	1.120%	12/20/2008	1,000	(61)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	7.280%	06/20/2012	1,500	(11)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.050%	06/20/2011	1,500	(96)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.300%	06/20/2012	1,000	(88)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.400%	06/20/2012	1,000	(85)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.600%	09/20/2012	625	(53)
Citibank N.A.	Qwest Capital Funding, Inc. 7.750% due 02/15/2031	Sell	3.350%	12/20/2012	1,600	1
Citibank N.A.	Sungard Data Systems, Inc. 9.125% due 08/15/2013	Sell	2.920%	09/20/2012	1,000	(44)
Credit Suisse USA, Inc.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	0.650%	03/20/2008	1,000	(23)
Credit Suisse USA, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	0.750%	03/20/2008	2,500	(22)
Credit Suisse USA, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.450%	12/20/2008	2,000	(90)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	6.700%	12/20/2012	1,800	(18)
HSBC Bank USA	NAK Naftogaz Ukrainy 8.125% due 09/30/2009	Sell	3.000%	04/20/2008	1,500	(6)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.770%		02/20/2012	$2,000	$(58)
Lehman Brothers, Inc.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	6.750%		09/20/2008	100	(2)
Lehman Brothers, Inc.	Celestica, Inc. 7.625% due 07/01/2013	Sell	4.250%		09/20/2012	1,000	(29)
Lehman Brothers, Inc.	CSC Holdings, Inc. 7.625% due 07/15/2018	Sell	2.520%		09/20/2012	1,000	(59)
Lehman Brothers, Inc.	Nortel Networks Corp. 4.250% due 09/01/2008	Buy	(1.520%	)	06/20/2010	1,500	72
Lehman Brothers, Inc.	NRG Energy, Inc. 7.250% due 02/01/2014	Sell	0.750%		03/20/2008	1,800	0
Lehman Brothers, Inc.	Qwest Capital Funding, Inc. 7.250% due 02/15/2011	Sell	3.420%		03/20/2013	1,000	0
Lehman Brothers, Inc.	RH Donnelley Corp. 8.875% due 01/15/2016	Sell	3.450%		09/20/2012	1,000	(51)
Merrill Lynch & Co., Inc.	CSC Holdings, Inc. 7.625% due 07/15/2018	Sell	2.080%		06/20/2012	400	(28)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	6.300%		12/20/2012	1,500	(42)
Morgan Stanley	Allied Waste North America, Inc. 7.375% due 04/15/2014	Buy	(1.120%	)	06/20/2010	1,500	40
Morgan Stanley	Allied Waste North America, Inc. 7.375% due 04/15/2014	Sell	2.020%		06/20/2012	1,000	(55)
Morgan Stanley	ARAMARK Corp. 8.500 due 02/01/2015	Sell	2.680%		09/20/2012	500	(26)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.560%		12/20/2012	1,500	(33)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	3,000	(41)
Morgan Stanley	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.630%		09/20/2012	625	(53)
Morgan Stanley	Reliant Energy, Inc. 6.750% due 12/15/2014	Sell	2.200%		06/20/2012	425	(26)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%		06/20/2008	200	0

							$(1,157)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%	12/20/2012	$2,200	$13
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.080%	12/20/2012	2,100	(14)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.230%	12/20/2012	2,400	(2)

						$(3)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	26,500	$(809)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		3,400	(114)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		34,100	(1,333)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	7.910%	05/14/2009	MXN	25,000	(8)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	7.910%	05/14/2009		33,000	(10)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		$400	3
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		8,100	8
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		3,200	10
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		29,200	49
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2018		19,300	362
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		20,200	(4)

							$(1,846)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	Long	Motorola, Inc.	5.440%	01/23/2008	10,100	$(31)
Merrill Lynch & Co., Inc.	Long	SandRidge Energy, Inc.	5.330%	01/23/2008	16,500	54

						$23

(i) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CME 90-Day Eurodollar March Futures	$95.750	03/17/2008	73	$37	$31

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments High Yield Portfolio (Cont.)	December 31, 2007

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.720%	12/31/2008	$52,000	$425	$1,000
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	51,000	495	604
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	120,000	1,068	1,979
Call - OTC 2-Year Interest Rate Swap	Credit Suisse USA, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	33,300	364	549
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	64,200	644	760
Call - OTC 2-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.750%	09/22/2008	70,000	528	1,457
Call - OTC 2-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	59,100	564	708
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/22/2008	60,000	416	1,249
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	86,800	935	1,431

							$5,439	$9,737

(j) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CME 90-Day Eurodollar March Futures	$96.000	03/14/2008	73	$42	$127

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.220%	12/31/2008	$17,000	$396	$811
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	17,000	474	583
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	40,000	1,036	1,670
Call - OTC 7-Year Interest Rate Swap	Credit Suisse USA, Inc.	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	9,300	288	389
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	22,600	639	775
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.230%	09/22/2008	23,000	489	1,147
Call - OTC 7-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	19,700	556	684
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.230%	09/22/2008	20,000	383	997
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	28,900	893	1,207

							$5,154	$8,263

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$644	$698	0.15%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,246	1,272	0.28%

				$1,890	$1,970	0.43%

(l) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	3,953	03/2008	$110	$0	$110
Buy		12,082	07/2008	592	0	592
Sell	EUR	10,093	01/2008	22	(20)	2
Sell	GBP	1,720	01/2008	44	0	44
Buy	INR	235,503	05/2008	144	0	144
Buy	KRW	3,396,552	05/2008	13	0	13
Buy		1,833,372	08/2008	0	(43)	(43)
Buy	MXN	41,964	03/2008	0	(14)	(14)
Buy		21,059	07/2008	23	0	23
Buy	RUB	180,536	01/2008	217	0	217
Sell		180,536	01/2008	33	0	33
Buy		35,438	07/2008	34	0	34
Buy		180,536	11/2008	0	(33)	(33)

				$1,232	$(110)	$1,122

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	KRW	South Korean Won
EUR	Euro	MXN	Mexican Peso
GBP	British Pound Sterling	RUB	Russian Ruble
INR	Indian Rupee

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional

16	PIMCO Variable Insurance Trust

December 31, 2007

debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(n) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had $106,059 in unfunded loan commitments outstanding.

(p) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $29,384,575 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(q) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees

18	PIMCO Variable Insurance Trust

December 31, 2007

and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2007, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 1,816

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$301,833	$244,161	$314,350	$417,495

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	290	$0	$99
Sales	73	197,500	5,196
Closing Buys	(290)	0	(99)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	73	$197,500	$5,196

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$748	146	$1,213
Administrative Class	13,678	112,557	17,264	140,974
Advisor Class	139	1,131	8	64
Issued as reinvestment of distributions
Institutional Class	21	172	8	70
Administrative Class	4,227	34,729	4,025	33,006
Advisor Class	2	14	0	1
Cost of shares redeemed
Institutional Class	(40)	(329)	(3)	(27)
Administrative Class	(23,641)	(193,158)	(15,623)	(127,544)
Advisor Class	(96)	(779)	0	(1)
Net increase (decrease) resulting from Portfolio share Transactions	(5,621)	$(44,915)	5,825	$47,756

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	97
Administrative Class	4	79	*
Advisor Class	1	97

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20	PIMCO Variable Insurance Trust

December 31, 2007

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 0	$ 965	$ (11,017)	$ (1,476)	$ 0	$ (1,096)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 526,724	$ 9,729	$ (14,769)	$ (5,040)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 34,830	$ 86	$ 0
12/31/2006	33,062	0	0

(5) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

High Yield Portfolio	0.59%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.57%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	23

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	25

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

Corporate Bonds & Notes	59.6%
Short-Term Instruments	16.0%
U.S. Government Agencies	10.6%
Bank Loan Obligations	6.5%
Foreign Currency-Denominated Issues	3.1%
Other	4.2%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (07/01/02)*
PIMCO High Yield Portfolio Institutional Class	3.66%	9.78%	9.52%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	3.19%	9.51%	9.33%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 07/01/02. Index comparisons began on 06/30/02.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,014.69	$1,022.18
Expenses Paid During Period†	$3.05	$3.06

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

»

Exposure to BBB-rated issues, as represented by the Merrill Lynch BBB-rated Corporate Index, benefited performance as this group of bonds outperformed the overall high-yield market, including all quality tiers, by more than 2.00%.

»	As building materials and construction companies came under heavy pressure, an underweight to these sectors was a strong contributor to relative performance.

»	Security selection in the utility sector was a noteworthy positive for performance as electric generation companies outperformed the broader industry category.

»	An overweight to the healthcare sector, which significantly outperformed over the twelve-month period, added to returns relative to the Portfolio’s index.

»	Security selection in the consumer cyclical sector, where exposure to auto captive finance bonds was emphasized, detracted from performance in 2007.

»	An underweight to chemical bonds, which were among the top performing industry categories for the year, weighed on relative returns.

»	Modest exposure to emerging market sovereigns, which outperformed the high-yield market, added to returns.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$8.34	$8.19	$8.40	$8.19	$7.17
Net investment income (a)	0.57	0.58	0.55	0.53	0.57
Net realized/unrealized gain (loss) on investments	(0.27)	0.15	(0.21)	0.23	1.03
Total income from investment operations	0.30	0.73	0.34	0.76	1.60
Dividends from net investment income	(0.59)	(0.58)	(0.55)	(0.55)	(0.58)
Total distributions	(0.59)	(0.58)	(0.55)	(0.55)	(0.58)
Net asset value end of year	$8.05	$8.34	$8.19	$8.40	$8.19
Total return	3.66%	9.24%	4.26%	9.71%	23.08%
Net assets end of year (000s)	$2,456	$1,963	$687	$343	$13
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	6.99%	7.05%	6.68%	6.51%	7.36%
Portfolio turnover rate	131%	81%	109%	97%	97%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$520,681
Repurchase agreements, at value	1,003
Cash	80
Deposits with brokers for open futures contracts	435
Foreign currency, at value	2
Receivable for investments sold	4,359
Receivable for Portfolio shares sold	84
Interest and dividends receivable	6,944
Variation margin receivable	74
Swap premiums paid	527
Unrealized appreciation on foreign currency contracts	1,232
Unrealized appreciation on swap agreements	618
536,039

Liabilities:
Payable for investments purchased	67,020
Payable for Portfolio shares redeemed	1,307
Written options outstanding	8,390
Accrued investment advisory fee	94
Accrued administrative fee	131
Accrued servicing fee	50
Swap premiums received	163
Unrealized depreciation on foreign currency contracts	110
Unrealized depreciation on swap agreements	3,601
80,866

Net Assets	$455,173

Net Assets Consist of:
Paid in capital	$467,797
(Overdistributed) net investment income	(2,545)
Accumulated undistributed net realized (loss)	(1,102)
Net unrealized (depreciation)	(8,977)
$455,173

Net Assets:
Institutional Class	$2,456
Administrative Class	452,291
Advisor Class	426

Shares Issued and Outstanding:
Institutional Class	305
Administrative Class	56,204
Advisor Class	53

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.05
Administrative Class	8.05
Advisor Class	8.05

Cost of Investments Owned	$525,290
Cost of Repurchase Agreements Owned	$1,003
Cost of Foreign Currency Held	$1
Premiums Received on Written Options	$5,196

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$37,665
Dividends	233
Miscellaneous income	24
Total Income	37,922

Expenses:
Investment advisory fees	1,247
Administrative fees	1,746
Servicing fees – Administrative Class	744
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	9
Interest expense	6
Total Expenses	3,753

Net Investment Income	34,169

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,794
Net realized (loss) on futures contracts, written options and swaps	(278)
Net realized (loss) on foreign currency transactions	(1,686)
Net change in unrealized (depreciation) on investments	(16,374)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,488)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,015
Net (Loss)	(18,017)

Net Increase in Net Assets Resulting from Operations	$16,152

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$34,169	$33,041
Net realized gain	1,830	2,834
Net change in unrealized appreciation (depreciation)	(19,847)	6,670
Net increase resulting from operations	16,152	42,545

Distributions to Shareholders:
From net investment income
Institutional Class	(172)	(70)
Administrative Class	(34,729)	(32,991)
Advisor Class	(15)	(1)

Total Distributions	(34,916)	(33,062)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	748	1,213
Administrative Class	112,557	140,974
Advisor Class	1,131	64
Issued as reinvestment of distributions
Institutional Class	172	70
Administrative Class	34,729	33,006
Advisor Class	14	1
Cost of shares redeemed
Institutional Class	(329)	(27)
Administrative Class	(193,158)	(127,544)
Advisor Class	(779)	(1)
Net increase (decrease) resulting from Portfolio share transactions	(44,915)	47,756

Total Increase (Decrease) in Net Assets	(63,679)	57,239

Net Assets:
Beginning of year	518,852	461,613
End of year*	$455,173	$518,852

*Including (overdistributed) net investment income of:	$(2,545)	$(1,450)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 7.5%
AES Corp.
8.390% due 04/30/2010	$1,348	$1,335
8.540% due 04/30/2010	652	647

Amadeus Global Travel Distribution S.A.
6.846% due 04/08/2013	700	662
7.096% due 04/08/2014	700	667

Community Health Corp.
7.331% due 07/25/2014	936	902

Community Health Systems, Inc.
4.000% due 07/02/2014	61	60
7.072% due 07/02/2014	2	2

Daimler Finance North America LLC
9.000% due 08/03/2012	3,990	3,847

Dobson Communications Corp.
7.240% due 03/15/2014	400	398

Ford Motor Co.
8.000% due 12/15/2013	1,485	1,378

Harrah’s Entertainment, Inc.
7.500% due 03/09/2008	3,000	2,940

HCA, Inc.
7.080% due 11/16/2013	1,241	1,197

HealthSouth Corp.
7.345% due 02/02/2013	6	6
7.750% due 03/10/2013	796	762

Ineos Group Holdings PLC
7.357% due 10/07/2012	922	877
7.451% due 10/07/2012	71	68

Metro-Goldwyn-Mayer, Inc.
8.108% due 04/08/2012	1,485	1,380

Mylan Laboratories, Inc.
9.750% due 10/02/2008	6	6

Roundy’s Supermarket, Inc.
7.910% due 10/27/2011	980	963
7.990% due 10/27/2011	2	2

SandRidge Energy, Inc.
8.625% due 04/01/2015	4,200	4,190

SLM Corp.
0.000% due 02/16/2008	2,600	2,591

Telesat Canada
9.000% due 10/31/2008	600	573
10.500% due 10/31/2008	400	382

Thompson Learning, Inc.
7.600% due 06/27/2014	2,100	1,991

Tribune Co.
7.396% due 05/30/2009	770	745
7.910% due 05/30/2014	1,368	1,168

Univision Communications, Inc.
6.250% due 09/15/2014	67	61
7.095% due 09/15/2014	54	49
7.610% due 09/15/2014	1,879	1,717

VNU/Nielson Finance LLC
7.146% due 08/09/2013	1,237	1,175
7.242% due 08/09/2013	743	706

Wind Acquisition Finance S.A.
12.459% due 12/21/2011	551	577

Total Bank Loan Obligations (Cost $35,033)		34,024

CORPORATE BONDS & NOTES 68.3%

BANKING & FINANCE 14.8%
AES Ironwood LLC
8.857% due 11/30/2025	2,381	2,620

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
AES Red Oak LLC
8.540% due 11/30/2019	$1,156	$1,243

American International Group, Inc.
5.850% due 01/16/2018	1,200	1,210

Barclays Bank PLC
6.050% due 12/04/2017	1,825	1,842
7.434% due 09/29/2049	1,100	1,145

Citigroup Capital XXI
8.300% due 12/21/2057	825	864

Ferrellgas Escrow LLC
6.750% due 05/01/2014	1,950	1,923

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	7,975	6,998
8.625% due 11/01/2010	1,260	1,170

Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,225	1,188

GMAC LLC
6.000% due 04/01/2011	1,194	1,017
6.625% due 05/15/2012	1,500	1,248
6.875% due 08/28/2012	1,025	860
7.000% due 02/01/2012	3,000	2,547
7.250% due 03/02/2011	2,225	1,952
8.000% due 11/01/2031	1,650	1,387

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	2,700	2,654

Hexion U.S. Finance Corp.
9.750% due 11/15/2014	1,300	1,410

HSBC Holdings PLC
6.500% due 09/15/2037	400	389

KRATON Polymers LLC
8.125% due 01/15/2014	1,500	1,417

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017	1,950	2,014

LVB Acquisition Merger Sub, Inc.
10.000% due 10/15/2017	2,325	2,383
10.375% due 10/15/2017 (b)	2,415	2,421
11.625% due 10/15/2017	3,450	3,416

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	2,470

Morgan Stanley
5.950% due 12/28/2017	4,000	4,005

NSG Holdings LLC
7.750% due 12/15/2025	925	932

Petroplus Finance Ltd.
6.750% due 05/01/2014	375	351
7.000% due 05/01/2017	375	345

Royal Bank of Scotland Group PLC
7.640% due 03/31/2049	2,100	2,163

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	1,300	1,306

SLM Corp.
5.244% due 07/26/2010	400	368
5.294% due 07/25/2008	650	637

Tenneco, Inc.
8.125% due 11/15/2015	1,200	1,194
8.625% due 11/15/2014	525	518
10.250% due 07/15/2013	257	275

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	457
7.500% due 07/18/2016	1,000	971

UBS AG
5.875% due 12/20/2017	1,000	1,009

UBS Preferred Funding Trust V
6.243% due 05/29/2049	550	530

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Universal City Development Partners
11.750% due 04/01/2010	$525	$545

Universal City Florida Holding Co. I
8.375% due 05/01/2010	1,425	1,439
9.661% due 05/01/2010	175	176

Ventas Realty LP
6.750% due 04/01/2017	250	249
7.125% due 06/01/2015	500	508
9.000% due 05/01/2012	500	540

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,095

		67,401

INDUSTRIALS 42.0%
Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,200	1,056

Actuant Corp.
6.875% due 06/15/2017	1,000	995

Albertson’s LLC
7.450% due 08/01/2029	3,250	3,144

Allied Waste North America, Inc.
7.250% due 03/15/2015	2,825	2,825

Allison Transmission
11.000% due 11/01/2015	125	114
11.250% due 11/01/2015 (b)	425	377

AmeriGas Partners LP
7.125% due 05/20/2016	1,730	1,687
7.250% due 05/20/2015	1,850	1,822

ARAMARK Corp.
8.500% due 02/01/2015	3,950	4,019

Arco Chemical Co.
10.250% due 11/01/2010	50	52

ArvinMeritor, Inc.
8.125% due 09/15/2015	1,625	1,414
8.750% due 03/01/2012	2,150	2,016

Berry Plastics Holding Corp.
8.875% due 09/15/2014	2,225	2,125

Bon-Ton Stores, Inc.
10.250% due 03/15/2014	3,400	2,584

Buhrmann U.S., Inc.
7.875% due 03/01/2015	1,300	1,232
8.250% due 07/01/2014	1,000	960

C8 Capital SPV Ltd.
6.640% due 12/29/2049	1,500	1,426

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,343

CCO Holdings LLC
8.750% due 11/15/2013	6,650	6,384

Celestica, Inc.
7.875% due 07/01/2011	1,900	1,838

Chart Industries, Inc.
9.125% due 10/15/2015	425	438

Chemtura Corp.
6.875% due 06/01/2016	1,750	1,654

Chesapeake Energy Corp.
6.875% due 01/15/2016	725	721
7.000% due 08/15/2014	750	757

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,314	1,275

Citic Resources Finance Ltd.
6.750% due 05/15/2014	225	211

Community Health Systems, Inc.
8.875% due 07/15/2015	3,000	3,071

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	$450	$458
7.750% due 05/15/2017	325	330

Continental Airlines, Inc.
6.920% due 04/02/2013 (k)	693	698
7.373% due 06/15/2017	229	221

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,000	871

Crown Americas LLC & Crown Americas Capital Corp.
7.750% due 11/15/2015	1,425	1,475

CSC Holdings, Inc.
6.750% due 04/15/2012	1,275	1,226
7.625% due 04/01/2011	1,750	1,754
7.625% due 07/15/2018	1,725	1,593

DaVita, Inc.
7.250% due 03/15/2015	2,120	2,136

Delhaize America, Inc.
9.000% due 04/15/2031	964	1,119

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,850	1,646
7.500% due 06/01/2015	100	94
7.750% due 06/01/2019	1,800	1,670
8.375% due 05/01/2016	900	884

EchoStar DBS Corp.
6.625% due 10/01/2014	1,000	998
7.125% due 02/01/2016	2,605	2,670

El Paso Corp.
7.000% due 06/15/2017	3,125	3,144
7.800% due 08/01/2031	750	765
8.050% due 10/15/2030	1,300	1,360

Ferrellgas Partners LP
8.750% due 06/15/2012	525	542
8.870% due 08/01/2009 (k)	1,200	1,272

First Data Corp.
9.875% due 09/24/2015	4,450	4,144

Ford Motor Co.
9.215% due 09/15/2021	200	168

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	880	935
8.375% due 04/01/2017	2,475	2,661

Freescale Semiconductor, Inc.
8.866% due 12/15/2014	500	428
8.875% due 12/15/2014	2,250	2,019
9.125% due 12/15/2014 (b)	2,500	2,138
10.125% due 12/15/2016	300	249

Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	1,750	1,820

General Motors Corp.
7.700% due 04/15/2016	2,500	2,125

Georgia-Pacific Corp.
7.000% due 01/15/2015	375	367
7.125% due 01/15/2017	2,000	1,955
7.375% due 12/01/2025	4,620	4,089
8.000% due 01/15/2024	775	725

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	1,030	1,097

HCA, Inc.
6.750% due 07/15/2013	4,400	3,938
7.190% due 11/15/2015	200	172
9.250% due 11/15/2016	7,925	8,341

Herbst Gaming, Inc.
7.000% due 11/15/2014	2,000	1,190

Hertz Corp.
8.875% due 01/01/2014	3,925	3,999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ineos Group Holdings PLC
8.500% due 02/15/2016	$2,725	$2,439

Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,479

Intelsat Bermuda Ltd.
8.886% due 01/15/2015	2,000	2,015
9.250% due 06/15/2016	875	884

Intelsat Corp.
9.000% due 06/15/2016	400	405

Intelsat Subsidiary Holding Co. Ltd.
8.250% due 01/15/2013	200	202

Jefferson Smurfit Corp. U.S.
7.500% due 06/01/2013	300	289
8.250% due 10/01/2012	550	544

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	88
10.000% due 06/15/2012 (a)	519	495

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,100	1,158

Legrand France S.A.
8.500% due 02/15/2025	975	1,137

MGM Mirage
6.875% due 04/01/2016	1,725	1,634
7.500% due 06/01/2016	1,415	1,408

Nalco Co.
8.875% due 11/15/2013	1,300	1,362

Norampac Industries, Inc.
6.750% due 06/01/2013	875	803

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	1,500	1,545

Nortel Networks Ltd.
9.492% due 07/15/2011	400	392
10.125% due 07/15/2013	1,050	1,087
10.750% due 07/15/2016	475	501

Northwest Pipeline Corp.
7.125% due 12/01/2025	500	520

NPC International, Inc.
9.500% due 05/01/2014	1,550	1,395

OPTI Canada, Inc.
8.250% due 12/15/2014	700	696

Quebecor Media, Inc.
7.750% due 03/15/2016	1,850	1,785

Quiksilver, Inc.
6.875% due 04/15/2015	550	474

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,272	1,275

Reynolds American, Inc.
7.750% due 06/01/2018	375	402

RH Donnelley Corp.
6.875% due 01/15/2013	250	225
8.875% due 01/15/2016	4,921	4,626
8.875% due 10/15/2017	2,775	2,581

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,625	1,617

Roseton
7.270% due 11/08/2010	974	986
7.670% due 11/08/2016	1,250	1,244

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018	1,750	1,689

Sanmina-SCI Corp.
8.125% due 03/01/2016	1,575	1,404

SemGroup LP
8.750% due 11/15/2015	3,075	2,937

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Sensata Technologies BV
8.000% due 05/01/2014	$2,175	$2,055

Service Corp. International
7.375% due 10/01/2014	425	432
7.625% due 10/01/2018	375	379

Smurfit Capital Funding PLC
7.500% due 11/20/2025	500	475

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	119

Smurfit-Stone Container Enterprises, Inc.
8.000% due 03/15/2017	690	670
8.375% due 07/01/2012	825	823

Sonat, Inc.
7.000% due 02/01/2018	500	507

Station Casinos, Inc.
6.875% due 03/01/2016	1,050	772
7.750% due 08/15/2016	1,725	1,565

Suburban Propane Partners LP
6.875% due 12/15/2013	1,400	1,365

Sungard Data Systems, Inc.
9.125% due 08/15/2013	2,141	2,189

Superior Essex Communications LLC
9.000% due 04/15/2012	500	482

Tenet Healthcare Corp.
7.375% due 02/01/2013	966	850

Terex Corp.
8.000% due 11/15/2017	525	534

Tesoro Corp.
6.500% due 06/01/2017	1,150	1,144

TransDigm, Inc.
7.750% due 07/15/2014	400	408

TRW Automotive, Inc.
7.000% due 03/15/2014	1,550	1,434
7.250% due 03/15/2017	1,200	1,083

U.S. Airways Group, Inc.
9.330% due 01/01/2049 (a)	84	1

United Airlines, Inc.
6.071% due 03/01/2013	172	172
6.201% due 09/01/2008	87	86
6.602% due 03/01/2015	196	195

Unity Media GmbH
10.375% due 02/15/2015	750	769

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	2,925	2,969

West Corp.
9.500% due 10/15/2014	1,150	1,133
11.000% due 10/15/2016	300	299

Williams Cos., Inc.
7.625% due 07/15/2019	2,350	2,559
7.875% due 09/01/2021	1,650	1,838

Williams Partners LP
7.250% due 02/01/2017	425	440

Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014	2,490	2,459

Xerox Capital Trust I
8.000% due 02/01/2027	2,100	2,102

		191,057

UTILITIES 11.5%
Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,300	2,317

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citizens Communications Co.
7.125% due 03/15/2019	$2,300	$2,197
7.450% due 07/01/2035	250	209
9.000% due 08/15/2031	1,375	1,378

Complete Production Services, Inc.
8.000% due 12/15/2016	475	462

Edison Mission Energy
7.200% due 05/15/2019	975	963
7.750% due 06/15/2016	965	999

Energy Future Holdings Corp.
10.875% due 11/01/2017	1,800	1,818

Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	800	798
10.318% due 05/01/2013	1,000	1,013

Homer City Funding LLC
8.734% due 10/01/2026	727	797

Idearc, Inc.
8.000% due 11/15/2016	1,865	1,720

Kinder Morgan Finance Co.
5.700% due 01/05/2016	1,725	1,570

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	1,300	1,229

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,790

Nevada Power Co.
6.750% due 07/01/2037	200	208

NGPL Pipe Co. LLC
7.119% due 12/15/2017	1,375	1,412

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,129

NRG Energy, Inc.
7.250% due 02/01/2014	850	831
7.375% due 02/01/2016	4,765	4,658
7.375% due 01/15/2017	50	49

PSEG Energy Holdings LLC
8.500% due 06/15/2011	3,500	3,665

Qwest Corp.
8.875% due 03/15/2012	2,475	2,661

Reliant Energy, Inc.
6.750% due 12/15/2014	3,075	3,098
7.625% due 06/15/2014	1,850	1,841
7.875% due 06/15/2017	1,400	1,393

Rural Cellular Corp.
9.875% due 02/01/2010	1,775	1,850

Sierra Pacific Power Co.
6.750% due 07/01/2037	430	447

Sierra Pacific Resources
7.803% due 06/15/2012	625	655

South Point Energy Center LLC
8.400% due 05/30/2012 (f)	1,143	1,131

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,126	2,132

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	1,500	1,541

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.250% due 05/23/2016	1,000	1,002

Virgin Media Finance PLC
9.125% due 08/15/2016	500	498

		52,461

Total Corporate Bonds & Notes (Cost $320,470)		310,919

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.6%
Advanced Micro Devices, Inc.
6.000% due 05/01/2015		$800	$573

Chesapeake Energy Corp.
2.500% due 05/15/2037		475	530
2.750% due 11/15/2035		350	411

CMS Energy Corp.
2.875% due 12/01/2024		1,000	1,342

Deutsche Bank AG
0.000% due 07/14/2008		300	260
0.000% due 09/29/2008		275	240
0.000% due 10/24/2008		350	320

Host Hotels & Resorts, Inc.
2.625% due 04/15/2027		100	86

Morgan Stanley
3.350% due 10/01/2012		1,225	1,176

Nortel Networks Corp.
2.125% due 04/15/2014		1,000	780

Qwest Communications International, Inc.
3.500% due 11/15/2025		775	1,038

Ventas, Inc.
3.875% due 11/15/2011		300	328

Total Convertible Bonds & Notes (Cost $7,466)			7,084

MUNICIPAL BONDS & NOTES 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054		400	35

Total Municipal Bonds & Notes (Cost $33)			35

U.S. GOVERNMENT AGENCIES 12.2%
Fannie Mae
5.000% due 01/01/2038		12,000	11,710
5.500% due 01/01/2038		40,900	40,855

Freddie Mac
5.500% due 01/01/2038		3,000	2,994

Total U.S. Government Agencies (Cost $55,517)			55,559

FOREIGN CURRENCY-DENOMINATED ISSUES 3.6%
Bombardier, Inc.
7.250% due 11/15/2016	EUR	1,000	1,466

Lighthouse International Co. S.A.
8.000% due 04/30/2014		1,670	2,460

Nordic Telephone Co. Holdings ApS
6.675% due 11/30/2013		401	576
6.925% due 11/30/2014		484	697
8.250% due 05/01/2016		1,000	1,484

Royal Bank of Scotland Group PLC
0.000% due 04/06/2011	GBP	586	1,112

Sensata Technologies BV
9.113% due 10/27/2013	EUR	900	1,252

SigmaKalon
5.900% due 06/30/2012		56	79
6.719% due 06/30/2012		868	1,231

Societe Generale
6.999% due 12/29/2049		150	223

UBS Capital Ltd.
7.152% due 12/29/2049		600	905

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
UPC Broadband Holding BV
6.296% due 12/31/2014	EUR	942	$1,302

UPC Holding BV
7.750% due 01/15/2014		600	839
8.625% due 01/15/2014		800	1,161

Virgin Media Finance PLC
8.750% due 04/15/2014		1,000	1,433

Total Foreign Currency-Denominated Issues (Cost $14,512)			16,220

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.6%
Chesapeake Energy Corp.
4.500% due 12/31/2049		5,000	541
5.000% due 12/31/2049		2,900	343

Fannie Mae
5.375% due 12/31/2049		1	85

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 05/01/2010		3,300	498

Vale Capital Ltd.
5.500% due 06/15/2010		16,300	1,045

Washington Mutual Capital Trust
5.375% due 05/03/2041		10,000	283

Total Convertible Preferred Stocks (Cost $2,385)			2,795

PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,055

Total Preferred Stocks (Cost $2,172)			2,055

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.3%

COMMERCIAL PAPER 17.4%
Abbey National Treasury Services PLC
4.250% due 01/07/2008		$1,400	1,399

Barclays U.S. Funding Corp.
5.075% due 01/18/2008		13,400	13,370

Rabobank Financial Co.
3.980% due 01/02/2008		12,500	12,500

Skandinaviska Enskilda Banken AB
5.050% due 01/25/2008		13,300	13,257

Swedbank AB
4.730% due 02/01/2008		13,200	13,148

UBS Finance Delaware LLC
4.000% due 01/02/2008		12,200	12,200

Unicredito Italiano SpA
5.140% due 01/18/2008		13,400	13,369

			79,243

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
3.900% due 01/02/2008		1,003	1,003

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $1,027. Repurchase proceeds are $1,003.)

U.S. TREASURY BILLS 0.7%
3.015% due 03/13/2008 (c)(d)		3,000	2,979

Total Short-Term Instruments (Cost $83,229)			83,225

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  High Yield Portfolio (Cont.)

VALUE (000S)
PURCHASED OPTIONS (i) 2.1%
(Cost $5,476)	$9,768

Total Investments 114.6% (Cost $526,293)	$521,684

Written Options (j) (1.8%) (Premiums $5,196)	(8,390)

Other Assets and Liabilities (Net) (12.8%)	(58,121)

Net Assets (e) 100.0%	$455,173

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Payment in-kind bond security.

(c) Coupon represents a weighted average rate.

(d) Securities with an aggregate market value of $2,482 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $6,258 and derivative instruments with an aggregate depreciation of ($2,256) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(g) Cash of $435 has been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	16	$38
90-Day Eurodollar June Futures	Long	06/2008	166	110
90-Day Eurodollar March Futures	Long	03/2008	45	17
90-Day Eurodollar March Futures	Long	03/2009	129	348
90-Day Eurodollar September Futures	Long	09/2008	118	134

				$647

(h) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	ARAMARK Corp. 8.500 due 02/01/2015	Sell	2.302%	06/20/2012	$200	$(12)
Bank of America	Community Health Systems, Inc. 8.875% due 07/15/2015	Sell	2.850%	09/20/2012	900	(40)
Bank of America	Forest Oil Corp. 7.750% due 05/01/2014	Sell	2.400%	03/20/2013	500	2
Barclays Bank PLC	Allied Waste North America, Inc. 7.375% due 04/15/2014	Sell	2.030%	06/20/2012	500	(27)
Barclays Bank PLC	Freescale Semiconductor, Inc. 8.875% due 12/15/2014	Sell	3.620%	06/20/2012	200	(21)
Barclays Bank PLC	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.360%	06/20/2012	200	(17)
Barclays Bank PLC	RSHB Capital S.A. for OJSC Russian Agricultural Bank 7.175% due 05/16/2013	Sell	0.740%	03/20/2009	1,000	(11)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.760%	02/20/2009	1,500	(12)
Barclays Bank PLC	Sungard Data Systems, Inc. 9.125% due 08/15/2013	Sell	2.600%	06/20/2012	200	(10)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	2.360%	01/20/2013	1,500	4
Citibank N.A.	Forest Oil Corp. 7.750% due 05/01/2014	Sell	2.250%	12/20/2012	1,200	(2)
Citibank N.A.	Georgia-Pacific LLC 7.750% due 11/15/2029	Sell	2.220%	09/20/2012	500	(24)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	1.120%	12/20/2008	1,000	(61)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	7.280%	06/20/2012	1,500	(11)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.050%	06/20/2011	1,500	(96)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.300%	06/20/2012	1,000	(88)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.400%	06/20/2012	1,000	(85)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.600%	09/20/2012	625	(53)
Citibank N.A.	Qwest Capital Funding, Inc. 7.750% due 02/15/2031	Sell	3.350%	12/20/2012	1,600	1
Citibank N.A.	Sungard Data Systems, Inc. 9.125% due 08/15/2013	Sell	2.920%	09/20/2012	1,000	(44)
Credit Suisse USA, Inc.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	0.650%	03/20/2008	1,000	(23)
Credit Suisse USA, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	0.750%	03/20/2008	2,500	(22)
Credit Suisse USA, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.450%	12/20/2008	2,000	(90)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	6.700%	12/20/2012	1,800	(18)
HSBC Bank USA	NAK Naftogaz Ukrainy 8.125% due 09/30/2009	Sell	3.000%	04/20/2008	1,500	(6)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.770%		02/20/2012	$2,000	$(58)
Lehman Brothers, Inc.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	6.750%		09/20/2008	100	(2)
Lehman Brothers, Inc.	Celestica, Inc. 7.625% due 07/01/2013	Sell	4.250%		09/20/2012	1,000	(29)
Lehman Brothers, Inc.	CSC Holdings, Inc. 7.625% due 07/15/2018	Sell	2.520%		09/20/2012	1,000	(59)
Lehman Brothers, Inc.	Nortel Networks Corp. 4.250% due 09/01/2008	Buy	(1.520%	)	06/20/2010	1,500	72
Lehman Brothers, Inc.	NRG Energy, Inc. 7.250% due 02/01/2014	Sell	0.750%		03/20/2008	1,800	0
Lehman Brothers, Inc.	Qwest Capital Funding, Inc. 7.250% due 02/15/2011	Sell	3.420%		03/20/2013	1,000	0
Lehman Brothers, Inc.	RH Donnelley Corp. 8.875% due 01/15/2016	Sell	3.450%		09/20/2012	1,000	(51)
Merrill Lynch & Co., Inc.	CSC Holdings, Inc. 7.625% due 07/15/2018	Sell	2.080%		06/20/2012	400	(28)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	6.300%		12/20/2012	1,500	(42)
Morgan Stanley	Allied Waste North America, Inc. 7.375% due 04/15/2014	Buy	(1.120%	)	06/20/2010	1,500	40
Morgan Stanley	Allied Waste North America, Inc. 7.375% due 04/15/2014	Sell	2.020%		06/20/2012	1,000	(55)
Morgan Stanley	ARAMARK Corp. 8.500 due 02/01/2015	Sell	2.680%		09/20/2012	500	(26)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.560%		12/20/2012	1,500	(33)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	3,000	(41)
Morgan Stanley	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.630%		09/20/2012	625	(53)
Morgan Stanley	Reliant Energy, Inc. 6.750% due 12/15/2014	Sell	2.200%		06/20/2012	425	(26)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%		06/20/2008	200	0

							$(1,157)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%	12/20/2012	$2,200	$13
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.080%	12/20/2012	2,100	(14)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.230%	12/20/2012	2,400	(2)

						$(3)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	26,500	$(809)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		3,400	(114)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		34,100	(1,333)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	7.910%	05/14/2009	MXN	25,000	(8)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	7.910%	05/14/2009		33,000	(10)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		$400	3
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		8,100	8
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		3,200	10
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		29,200	49
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2018		19,300	362
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		20,200	(4)

							$(1,846)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	Long	Motorola, Inc.	5.440%	01/23/2008	10,100	$(31)
Merrill Lynch & Co., Inc.	Long	SandRidge Energy, Inc.	5.330%	01/23/2008	16,500	54

						$23

(i) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CME 90-Day Eurodollar March Futures	$95.750	03/17/2008	73	$37	$31

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments High Yield Portfolio (Cont.)	December 31, 2007

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.720%	12/31/2008	$52,000	$425	$1,000
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	51,000	495	604
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	120,000	1,068	1,979
Call - OTC 2-Year Interest Rate Swap	Credit Suisse USA, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	33,300	364	549
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	64,200	644	760
Call - OTC 2-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.750%	09/22/2008	70,000	528	1,457
Call - OTC 2-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	59,100	564	708
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/22/2008	60,000	416	1,249
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	86,800	935	1,431

							$5,439	$9,737

(j) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CME 90-Day Eurodollar March Futures	$96.000	03/14/2008	73	$42	$127

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.220%	12/31/2008	$17,000	$396	$811
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	17,000	474	583
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	40,000	1,036	1,670
Call - OTC 7-Year Interest Rate Swap	Credit Suisse USA, Inc.	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	9,300	288	389
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	22,600	639	775
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.230%	09/22/2008	23,000	489	1,147
Call - OTC 7-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	19,700	556	684
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.230%	09/22/2008	20,000	383	997
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	28,900	893	1,207

							$5,154	$8,263

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$644	$698	0.15%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,246	1,272	0.28%

				$1,890	$1,970	0.43%

(l) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	3,953	03/2008	$110	$0	$110
Buy		12,082	07/2008	592	0	592
Sell	EUR	10,093	01/2008	22	(20)	2
Sell	GBP	1,720	01/2008	44	0	44
Buy	INR	235,503	05/2008	144	0	144
Buy	KRW	3,396,552	05/2008	13	0	13
Buy		1,833,372	08/2008	0	(43)	(43)
Buy	MXN	41,964	03/2008	0	(14)	(14)
Buy		21,059	07/2008	23	0	23
Buy	RUB	180,536	01/2008	217	0	217
Sell		180,536	01/2008	33	0	33
Buy		35,438	07/2008	34	0	34
Buy		180,536	11/2008	0	(33)	(33)

				$1,232	$(110)	$1,122

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	KRW	South Korean Won
EUR	Euro	MXN	Mexican Peso
GBP	British Pound Sterling	RUB	Russian Ruble
INR	Indian Rupee

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional

16	PIMCO Variable Insurance Trust

December 31, 2007

debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(n) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had $106,059 in unfunded loan commitments outstanding.

(p) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $29,384,575 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(q) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees

18	PIMCO Variable Insurance Trust

December 31, 2007

and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2007, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 1,816

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$301,833	$244,161	$314,350	$417,495

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	290	$0	$99
Sales	73	197,500	5,196
Closing Buys	(290)	0	(99)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	73	$197,500	$5,196

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$748	146	$1,213
Administrative Class	13,678	112,557	17,264	140,974
Advisor Class	139	1,131	8	64
Issued as reinvestment of distributions
Institutional Class	21	172	8	70
Administrative Class	4,227	34,729	4,025	33,006
Advisor Class	2	14	0	1
Cost of shares redeemed
Institutional Class	(40)	(329)	(3)	(27)
Administrative Class	(23,641)	(193,158)	(15,623)	(127,544)
Advisor Class	(96)	(779)	0	(1)
Net increase (decrease) resulting from Portfolio share Transactions	(5,621)	$(44,915)	5,825	$47,756

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	97
Administrative Class	4	79	*
Advisor Class	1	97

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20	PIMCO Variable Insurance Trust

December 31, 2007

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 0	$ 965	$ (11,017)	$ (1,476)	$ 0	$ (1,096)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 526,724	$ 9,729	$ (14,769)	$ (5,040)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 34,830	$ 86	$ 0
12/31/2006	33,062	0	0

(5) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

High Yield Portfolio	0.59%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.57%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	23

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	25

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

Corporate Bonds & Notes	59.6%
Short-Term Instruments	16.0%
U.S. Government Agencies	10.6%
Bank Loan Obligations	6.5%
Foreign Currency-Denominated Issues	3.1%
Other	4.2%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (03/31/06)
PIMCO High Yield Portfolio Advisor Class	3.40%	5.60%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	3.19%	5.79%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.86% for Advisor Class shares.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,013.43	$1,020.92
Expenses Paid During Period†	$4.31	$4.33

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

»

Exposure to BBB-rated issues, as represented by the Merrill Lynch BBB-rated Corporate Index, benefited performance as this group of bonds outperformed the overall high-yield market, including all quality tiers, by more than 2.00%.

»	As building materials and construction companies came under heavy pressure, an underweight to these sectors was a strong contributor to relative performance.

»	Security selection in the utility sector was a noteworthy positive for performance as electric generation companies outperformed the broader industry category.

»	An overweight to the healthcare sector, which significantly outperformed over the twelve-month period, added to returns relative to the Portfolio’s index.

»	Security selection in the consumer cyclical sector, where exposure to auto captive finance bonds was emphasized, detracted from performance in 2007.

»	An underweight to chemical bonds, which were among the top performing industry categories for the year, weighed on relative returns.

»	Modest exposure to emerging market sovereigns, which outperformed the high-yield market, added to returns.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$8.34	$8.24
Net investment income (a)	0.55	0.42
Net realized/unrealized gain (loss) on investments	(0.27)	0.09
Total income from investment operations	0.28	0.51
Dividends from net investment income	(0.57)	(0.41)
Total distributions	(0.57)	(0.41)
Net asset value end of year or period	$8.05	$8.34
Total return	3.40%	6.41%
Net assets end of year or period (000s)	$426	$66
Ratio of expenses to average net assets	0.85%	0.86%*
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%*
Ratio of net investment income to average net assets	6.75%	6.80%*
Portfolio turnover rate	131%	81%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$520,681
Repurchase agreements, at value	1,003
Cash	80
Deposits with brokers for open futures contracts	435
Foreign currency, at value	2
Receivable for investments sold	4,359
Receivable for Portfolio shares sold	84
Interest and dividends receivable	6,944
Variation margin receivable	74
Swap premiums paid	527
Unrealized appreciation on foreign currency contracts	1,232
Unrealized appreciation on swap agreements	618
536,039

Liabilities:
Payable for investments purchased	67,020
Payable for Portfolio shares redeemed	1,307
Written options outstanding	8,390
Accrued investment advisory fee	94
Accrued administrative fee	131
Accrued servicing fee	50
Swap premiums received	163
Unrealized depreciation on foreign currency contracts	110
Unrealized depreciation on swap agreements	3,601
80,866

Net Assets	$455,173

Net Assets Consist of:
Paid in capital	$467,797
(Overdistributed) net investment income	(2,545)
Accumulated undistributed net realized (loss)	(1,102)
Net unrealized (depreciation)	(8,977)
$455,173

Net Assets:
Institutional Class	$2,456
Administrative Class	452,291
Advisor Class	426

Shares Issued and Outstanding:
Institutional Class	305
Administrative Class	56,204
Advisor Class	53

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.05
Administrative Class	8.05
Advisor Class	8.05

Cost of Investments Owned	$525,290
Cost of Repurchase Agreements Owned	$1,003
Cost of Foreign Currency Held	$1
Premiums Received on Written Options	$5,196

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$37,665
Dividends	233
Miscellaneous income	24
Total Income	37,922

Expenses:
Investment advisory fees	1,247
Administrative fees	1,746
Servicing fees – Administrative Class	744
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	9
Interest expense	6
Total Expenses	3,753

Net Investment Income	34,169

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,794
Net realized (loss) on futures contracts, written options and swaps	(278)
Net realized (loss) on foreign currency transactions	(1,686)
Net change in unrealized (depreciation) on investments	(16,374)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,488)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,015
Net (Loss)	(18,017)

Net Increase in Net Assets Resulting from Operations	$16,152

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$34,169	$33,041
Net realized gain	1,830	2,834
Net change in unrealized appreciation (depreciation)	(19,847)	6,670
Net increase resulting from operations	16,152	42,545

Distributions to Shareholders:
From net investment income
Institutional Class	(172)	(70)
Administrative Class	(34,729)	(32,991)
Advisor Class	(15)	(1)

Total Distributions	(34,916)	(33,062)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	748	1,213
Administrative Class	112,557	140,974
Advisor Class	1,131	64
Issued as reinvestment of distributions
Institutional Class	172	70
Administrative Class	34,729	33,006
Advisor Class	14	1
Cost of shares redeemed
Institutional Class	(329)	(27)
Administrative Class	(193,158)	(127,544)
Advisor Class	(779)	(1)
Net increase (decrease) resulting from Portfolio share transactions	(44,915)	47,756

Total Increase (Decrease) in Net Assets	(63,679)	57,239

Net Assets:
Beginning of year	518,852	461,613
End of year*	$455,173	$518,852

*Including (overdistributed) net investment income of:	$(2,545)	$(1,450)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 7.5%
AES Corp.
8.390% due 04/30/2010	$1,348	$1,335
8.540% due 04/30/2010	652	647

Amadeus Global Travel Distribution S.A.
6.846% due 04/08/2013	700	662
7.096% due 04/08/2014	700	667

Community Health Corp.
7.331% due 07/25/2014	936	902

Community Health Systems, Inc.
4.000% due 07/02/2014	61	60
7.072% due 07/02/2014	2	2

Daimler Finance North America LLC
9.000% due 08/03/2012	3,990	3,847

Dobson Communications Corp.
7.240% due 03/15/2014	400	398

Ford Motor Co.
8.000% due 12/15/2013	1,485	1,378

Harrah’s Entertainment, Inc.
7.500% due 03/09/2008	3,000	2,940

HCA, Inc.
7.080% due 11/16/2013	1,241	1,197

HealthSouth Corp.
7.345% due 02/02/2013	6	6
7.750% due 03/10/2013	796	762

Ineos Group Holdings PLC
7.357% due 10/07/2012	922	877
7.451% due 10/07/2012	71	68

Metro-Goldwyn-Mayer, Inc.
8.108% due 04/08/2012	1,485	1,380

Mylan Laboratories, Inc.
9.750% due 10/02/2008	6	6

Roundy’s Supermarket, Inc.
7.910% due 10/27/2011	980	963
7.990% due 10/27/2011	2	2

SandRidge Energy, Inc.
8.625% due 04/01/2015	4,200	4,190

SLM Corp.
0.000% due 02/16/2008	2,600	2,591

Telesat Canada
9.000% due 10/31/2008	600	573
10.500% due 10/31/2008	400	382

Thompson Learning, Inc.
7.600% due 06/27/2014	2,100	1,991

Tribune Co.
7.396% due 05/30/2009	770	745
7.910% due 05/30/2014	1,368	1,168

Univision Communications, Inc.
6.250% due 09/15/2014	67	61
7.095% due 09/15/2014	54	49
7.610% due 09/15/2014	1,879	1,717

VNU/Nielson Finance LLC
7.146% due 08/09/2013	1,237	1,175
7.242% due 08/09/2013	743	706

Wind Acquisition Finance S.A.
12.459% due 12/21/2011	551	577

Total Bank Loan Obligations (Cost $35,033)		34,024

CORPORATE BONDS & NOTES 68.3%

BANKING & FINANCE 14.8%
AES Ironwood LLC
8.857% due 11/30/2025	2,381	2,620

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
AES Red Oak LLC
8.540% due 11/30/2019	$1,156	$1,243

American International Group, Inc.
5.850% due 01/16/2018	1,200	1,210

Barclays Bank PLC
6.050% due 12/04/2017	1,825	1,842
7.434% due 09/29/2049	1,100	1,145

Citigroup Capital XXI
8.300% due 12/21/2057	825	864

Ferrellgas Escrow LLC
6.750% due 05/01/2014	1,950	1,923

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	7,975	6,998
8.625% due 11/01/2010	1,260	1,170

Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,225	1,188

GMAC LLC
6.000% due 04/01/2011	1,194	1,017
6.625% due 05/15/2012	1,500	1,248
6.875% due 08/28/2012	1,025	860
7.000% due 02/01/2012	3,000	2,547
7.250% due 03/02/2011	2,225	1,952
8.000% due 11/01/2031	1,650	1,387

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	2,700	2,654

Hexion U.S. Finance Corp.
9.750% due 11/15/2014	1,300	1,410

HSBC Holdings PLC
6.500% due 09/15/2037	400	389

KRATON Polymers LLC
8.125% due 01/15/2014	1,500	1,417

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017	1,950	2,014

LVB Acquisition Merger Sub, Inc.
10.000% due 10/15/2017	2,325	2,383
10.375% due 10/15/2017 (b)	2,415	2,421
11.625% due 10/15/2017	3,450	3,416

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	2,470

Morgan Stanley
5.950% due 12/28/2017	4,000	4,005

NSG Holdings LLC
7.750% due 12/15/2025	925	932

Petroplus Finance Ltd.
6.750% due 05/01/2014	375	351
7.000% due 05/01/2017	375	345

Royal Bank of Scotland Group PLC
7.640% due 03/31/2049	2,100	2,163

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	1,300	1,306

SLM Corp.
5.244% due 07/26/2010	400	368
5.294% due 07/25/2008	650	637

Tenneco, Inc.
8.125% due 11/15/2015	1,200	1,194
8.625% due 11/15/2014	525	518
10.250% due 07/15/2013	257	275

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	457
7.500% due 07/18/2016	1,000	971

UBS AG
5.875% due 12/20/2017	1,000	1,009

UBS Preferred Funding Trust V
6.243% due 05/29/2049	550	530

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Universal City Development Partners
11.750% due 04/01/2010	$525	$545

Universal City Florida Holding Co. I
8.375% due 05/01/2010	1,425	1,439
9.661% due 05/01/2010	175	176

Ventas Realty LP
6.750% due 04/01/2017	250	249
7.125% due 06/01/2015	500	508
9.000% due 05/01/2012	500	540

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,095

		67,401

INDUSTRIALS 42.0%
Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,200	1,056

Actuant Corp.
6.875% due 06/15/2017	1,000	995

Albertson’s LLC
7.450% due 08/01/2029	3,250	3,144

Allied Waste North America, Inc.
7.250% due 03/15/2015	2,825	2,825

Allison Transmission
11.000% due 11/01/2015	125	114
11.250% due 11/01/2015 (b)	425	377

AmeriGas Partners LP
7.125% due 05/20/2016	1,730	1,687
7.250% due 05/20/2015	1,850	1,822

ARAMARK Corp.
8.500% due 02/01/2015	3,950	4,019

Arco Chemical Co.
10.250% due 11/01/2010	50	52

ArvinMeritor, Inc.
8.125% due 09/15/2015	1,625	1,414
8.750% due 03/01/2012	2,150	2,016

Berry Plastics Holding Corp.
8.875% due 09/15/2014	2,225	2,125

Bon-Ton Stores, Inc.
10.250% due 03/15/2014	3,400	2,584

Buhrmann U.S., Inc.
7.875% due 03/01/2015	1,300	1,232
8.250% due 07/01/2014	1,000	960

C8 Capital SPV Ltd.
6.640% due 12/29/2049	1,500	1,426

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,343

CCO Holdings LLC
8.750% due 11/15/2013	6,650	6,384

Celestica, Inc.
7.875% due 07/01/2011	1,900	1,838

Chart Industries, Inc.
9.125% due 10/15/2015	425	438

Chemtura Corp.
6.875% due 06/01/2016	1,750	1,654

Chesapeake Energy Corp.
6.875% due 01/15/2016	725	721
7.000% due 08/15/2014	750	757

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,314	1,275

Citic Resources Finance Ltd.
6.750% due 05/15/2014	225	211

Community Health Systems, Inc.
8.875% due 07/15/2015	3,000	3,071

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	$450	$458
7.750% due 05/15/2017	325	330

Continental Airlines, Inc.
6.920% due 04/02/2013 (k)	693	698
7.373% due 06/15/2017	229	221

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,000	871

Crown Americas LLC & Crown Americas Capital Corp.
7.750% due 11/15/2015	1,425	1,475

CSC Holdings, Inc.
6.750% due 04/15/2012	1,275	1,226
7.625% due 04/01/2011	1,750	1,754
7.625% due 07/15/2018	1,725	1,593

DaVita, Inc.
7.250% due 03/15/2015	2,120	2,136

Delhaize America, Inc.
9.000% due 04/15/2031	964	1,119

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,850	1,646
7.500% due 06/01/2015	100	94
7.750% due 06/01/2019	1,800	1,670
8.375% due 05/01/2016	900	884

EchoStar DBS Corp.
6.625% due 10/01/2014	1,000	998
7.125% due 02/01/2016	2,605	2,670

El Paso Corp.
7.000% due 06/15/2017	3,125	3,144
7.800% due 08/01/2031	750	765
8.050% due 10/15/2030	1,300	1,360

Ferrellgas Partners LP
8.750% due 06/15/2012	525	542
8.870% due 08/01/2009 (k)	1,200	1,272

First Data Corp.
9.875% due 09/24/2015	4,450	4,144

Ford Motor Co.
9.215% due 09/15/2021	200	168

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	880	935
8.375% due 04/01/2017	2,475	2,661

Freescale Semiconductor, Inc.
8.866% due 12/15/2014	500	428
8.875% due 12/15/2014	2,250	2,019
9.125% due 12/15/2014 (b)	2,500	2,138
10.125% due 12/15/2016	300	249

Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	1,750	1,820

General Motors Corp.
7.700% due 04/15/2016	2,500	2,125

Georgia-Pacific Corp.
7.000% due 01/15/2015	375	367
7.125% due 01/15/2017	2,000	1,955
7.375% due 12/01/2025	4,620	4,089
8.000% due 01/15/2024	775	725

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	1,030	1,097

HCA, Inc.
6.750% due 07/15/2013	4,400	3,938
7.190% due 11/15/2015	200	172
9.250% due 11/15/2016	7,925	8,341

Herbst Gaming, Inc.
7.000% due 11/15/2014	2,000	1,190

Hertz Corp.
8.875% due 01/01/2014	3,925	3,999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ineos Group Holdings PLC
8.500% due 02/15/2016	$2,725	$2,439

Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,479

Intelsat Bermuda Ltd.
8.886% due 01/15/2015	2,000	2,015
9.250% due 06/15/2016	875	884

Intelsat Corp.
9.000% due 06/15/2016	400	405

Intelsat Subsidiary Holding Co. Ltd.
8.250% due 01/15/2013	200	202

Jefferson Smurfit Corp. U.S.
7.500% due 06/01/2013	300	289
8.250% due 10/01/2012	550	544

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	88
10.000% due 06/15/2012 (a)	519	495

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,100	1,158

Legrand France S.A.
8.500% due 02/15/2025	975	1,137

MGM Mirage
6.875% due 04/01/2016	1,725	1,634
7.500% due 06/01/2016	1,415	1,408

Nalco Co.
8.875% due 11/15/2013	1,300	1,362

Norampac Industries, Inc.
6.750% due 06/01/2013	875	803

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	1,500	1,545

Nortel Networks Ltd.
9.492% due 07/15/2011	400	392
10.125% due 07/15/2013	1,050	1,087
10.750% due 07/15/2016	475	501

Northwest Pipeline Corp.
7.125% due 12/01/2025	500	520

NPC International, Inc.
9.500% due 05/01/2014	1,550	1,395

OPTI Canada, Inc.
8.250% due 12/15/2014	700	696

Quebecor Media, Inc.
7.750% due 03/15/2016	1,850	1,785

Quiksilver, Inc.
6.875% due 04/15/2015	550	474

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,272	1,275

Reynolds American, Inc.
7.750% due 06/01/2018	375	402

RH Donnelley Corp.
6.875% due 01/15/2013	250	225
8.875% due 01/15/2016	4,921	4,626
8.875% due 10/15/2017	2,775	2,581

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,625	1,617

Roseton
7.270% due 11/08/2010	974	986
7.670% due 11/08/2016	1,250	1,244

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018	1,750	1,689

Sanmina-SCI Corp.
8.125% due 03/01/2016	1,575	1,404

SemGroup LP
8.750% due 11/15/2015	3,075	2,937

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Sensata Technologies BV
8.000% due 05/01/2014	$2,175	$2,055

Service Corp. International
7.375% due 10/01/2014	425	432
7.625% due 10/01/2018	375	379

Smurfit Capital Funding PLC
7.500% due 11/20/2025	500	475

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	119

Smurfit-Stone Container Enterprises, Inc.
8.000% due 03/15/2017	690	670
8.375% due 07/01/2012	825	823

Sonat, Inc.
7.000% due 02/01/2018	500	507

Station Casinos, Inc.
6.875% due 03/01/2016	1,050	772
7.750% due 08/15/2016	1,725	1,565

Suburban Propane Partners LP
6.875% due 12/15/2013	1,400	1,365

Sungard Data Systems, Inc.
9.125% due 08/15/2013	2,141	2,189

Superior Essex Communications LLC
9.000% due 04/15/2012	500	482

Tenet Healthcare Corp.
7.375% due 02/01/2013	966	850

Terex Corp.
8.000% due 11/15/2017	525	534

Tesoro Corp.
6.500% due 06/01/2017	1,150	1,144

TransDigm, Inc.
7.750% due 07/15/2014	400	408

TRW Automotive, Inc.
7.000% due 03/15/2014	1,550	1,434
7.250% due 03/15/2017	1,200	1,083

U.S. Airways Group, Inc.
9.330% due 01/01/2049 (a)	84	1

United Airlines, Inc.
6.071% due 03/01/2013	172	172
6.201% due 09/01/2008	87	86
6.602% due 03/01/2015	196	195

Unity Media GmbH
10.375% due 02/15/2015	750	769

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	2,925	2,969

West Corp.
9.500% due 10/15/2014	1,150	1,133
11.000% due 10/15/2016	300	299

Williams Cos., Inc.
7.625% due 07/15/2019	2,350	2,559
7.875% due 09/01/2021	1,650	1,838

Williams Partners LP
7.250% due 02/01/2017	425	440

Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014	2,490	2,459

Xerox Capital Trust I
8.000% due 02/01/2027	2,100	2,102

		191,057

UTILITIES 11.5%
Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,300	2,317

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citizens Communications Co.
7.125% due 03/15/2019	$2,300	$2,197
7.450% due 07/01/2035	250	209
9.000% due 08/15/2031	1,375	1,378

Complete Production Services, Inc.
8.000% due 12/15/2016	475	462

Edison Mission Energy
7.200% due 05/15/2019	975	963
7.750% due 06/15/2016	965	999

Energy Future Holdings Corp.
10.875% due 11/01/2017	1,800	1,818

Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	800	798
10.318% due 05/01/2013	1,000	1,013

Homer City Funding LLC
8.734% due 10/01/2026	727	797

Idearc, Inc.
8.000% due 11/15/2016	1,865	1,720

Kinder Morgan Finance Co.
5.700% due 01/05/2016	1,725	1,570

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	1,300	1,229

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,790

Nevada Power Co.
6.750% due 07/01/2037	200	208

NGPL Pipe Co. LLC
7.119% due 12/15/2017	1,375	1,412

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,129

NRG Energy, Inc.
7.250% due 02/01/2014	850	831
7.375% due 02/01/2016	4,765	4,658
7.375% due 01/15/2017	50	49

PSEG Energy Holdings LLC
8.500% due 06/15/2011	3,500	3,665

Qwest Corp.
8.875% due 03/15/2012	2,475	2,661

Reliant Energy, Inc.
6.750% due 12/15/2014	3,075	3,098
7.625% due 06/15/2014	1,850	1,841
7.875% due 06/15/2017	1,400	1,393

Rural Cellular Corp.
9.875% due 02/01/2010	1,775	1,850

Sierra Pacific Power Co.
6.750% due 07/01/2037	430	447

Sierra Pacific Resources
7.803% due 06/15/2012	625	655

South Point Energy Center LLC
8.400% due 05/30/2012 (f)	1,143	1,131

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,126	2,132

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	1,500	1,541

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.250% due 05/23/2016	1,000	1,002

Virgin Media Finance PLC
9.125% due 08/15/2016	500	498

		52,461

Total Corporate Bonds & Notes (Cost $320,470)		310,919

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.6%
Advanced Micro Devices, Inc.
6.000% due 05/01/2015		$800	$573

Chesapeake Energy Corp.
2.500% due 05/15/2037		475	530
2.750% due 11/15/2035		350	411

CMS Energy Corp.
2.875% due 12/01/2024		1,000	1,342

Deutsche Bank AG
0.000% due 07/14/2008		300	260
0.000% due 09/29/2008		275	240
0.000% due 10/24/2008		350	320

Host Hotels & Resorts, Inc.
2.625% due 04/15/2027		100	86

Morgan Stanley
3.350% due 10/01/2012		1,225	1,176

Nortel Networks Corp.
2.125% due 04/15/2014		1,000	780

Qwest Communications International, Inc.
3.500% due 11/15/2025		775	1,038

Ventas, Inc.
3.875% due 11/15/2011		300	328

Total Convertible Bonds & Notes (Cost $7,466)			7,084

MUNICIPAL BONDS & NOTES 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054		400	35

Total Municipal Bonds & Notes (Cost $33)			35

U.S. GOVERNMENT AGENCIES 12.2%
Fannie Mae
5.000% due 01/01/2038		12,000	11,710
5.500% due 01/01/2038		40,900	40,855

Freddie Mac
5.500% due 01/01/2038		3,000	2,994

Total U.S. Government Agencies (Cost $55,517)			55,559

FOREIGN CURRENCY-DENOMINATED ISSUES 3.6%
Bombardier, Inc.
7.250% due 11/15/2016	EUR	1,000	1,466

Lighthouse International Co. S.A.
8.000% due 04/30/2014		1,670	2,460

Nordic Telephone Co. Holdings ApS
6.675% due 11/30/2013		401	576
6.925% due 11/30/2014		484	697
8.250% due 05/01/2016		1,000	1,484

Royal Bank of Scotland Group PLC
0.000% due 04/06/2011	GBP	586	1,112

Sensata Technologies BV
9.113% due 10/27/2013	EUR	900	1,252

SigmaKalon
5.900% due 06/30/2012		56	79
6.719% due 06/30/2012		868	1,231

Societe Generale
6.999% due 12/29/2049		150	223

UBS Capital Ltd.
7.152% due 12/29/2049		600	905

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
UPC Broadband Holding BV
6.296% due 12/31/2014	EUR	942	$1,302

UPC Holding BV
7.750% due 01/15/2014		600	839
8.625% due 01/15/2014		800	1,161

Virgin Media Finance PLC
8.750% due 04/15/2014		1,000	1,433

Total Foreign Currency-Denominated Issues (Cost $14,512)			16,220

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.6%
Chesapeake Energy Corp.
4.500% due 12/31/2049		5,000	541
5.000% due 12/31/2049		2,900	343

Fannie Mae
5.375% due 12/31/2049		1	85

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 05/01/2010		3,300	498

Vale Capital Ltd.
5.500% due 06/15/2010		16,300	1,045

Washington Mutual Capital Trust
5.375% due 05/03/2041		10,000	283

Total Convertible Preferred Stocks (Cost $2,385)			2,795

PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,055

Total Preferred Stocks (Cost $2,172)			2,055

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.3%

COMMERCIAL PAPER 17.4%
Abbey National Treasury Services PLC
4.250% due 01/07/2008		$1,400	1,399

Barclays U.S. Funding Corp.
5.075% due 01/18/2008		13,400	13,370

Rabobank Financial Co.
3.980% due 01/02/2008		12,500	12,500

Skandinaviska Enskilda Banken AB
5.050% due 01/25/2008		13,300	13,257

Swedbank AB
4.730% due 02/01/2008		13,200	13,148

UBS Finance Delaware LLC
4.000% due 01/02/2008		12,200	12,200

Unicredito Italiano SpA
5.140% due 01/18/2008		13,400	13,369

			79,243

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
3.900% due 01/02/2008		1,003	1,003

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $1,027. Repurchase proceeds are $1,003.)

U.S. TREASURY BILLS 0.7%
3.015% due 03/13/2008 (c)(d)		3,000	2,979

Total Short-Term Instruments (Cost $83,229)			83,225

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  High Yield Portfolio (Cont.)

VALUE (000S)
PURCHASED OPTIONS (i) 2.1%
(Cost $5,476)	$9,768

Total Investments 114.6% (Cost $526,293)	$521,684

Written Options (j) (1.8%) (Premiums $5,196)	(8,390)

Other Assets and Liabilities (Net) (12.8%)	(58,121)

Net Assets (e) 100.0%	$455,173

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Payment in-kind bond security.

(c) Coupon represents a weighted average rate.

(d) Securities with an aggregate market value of $2,482 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $6,258 and derivative instruments with an aggregate depreciation of ($2,256) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(g) Cash of $435 has been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	16	$38
90-Day Eurodollar June Futures	Long	06/2008	166	110
90-Day Eurodollar March Futures	Long	03/2008	45	17
90-Day Eurodollar March Futures	Long	03/2009	129	348
90-Day Eurodollar September Futures	Long	09/2008	118	134

				$647

(h) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	ARAMARK Corp. 8.500 due 02/01/2015	Sell	2.302%	06/20/2012	$200	$(12)
Bank of America	Community Health Systems, Inc. 8.875% due 07/15/2015	Sell	2.850%	09/20/2012	900	(40)
Bank of America	Forest Oil Corp. 7.750% due 05/01/2014	Sell	2.400%	03/20/2013	500	2
Barclays Bank PLC	Allied Waste North America, Inc. 7.375% due 04/15/2014	Sell	2.030%	06/20/2012	500	(27)
Barclays Bank PLC	Freescale Semiconductor, Inc. 8.875% due 12/15/2014	Sell	3.620%	06/20/2012	200	(21)
Barclays Bank PLC	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.360%	06/20/2012	200	(17)
Barclays Bank PLC	RSHB Capital S.A. for OJSC Russian Agricultural Bank 7.175% due 05/16/2013	Sell	0.740%	03/20/2009	1,000	(11)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.760%	02/20/2009	1,500	(12)
Barclays Bank PLC	Sungard Data Systems, Inc. 9.125% due 08/15/2013	Sell	2.600%	06/20/2012	200	(10)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	2.360%	01/20/2013	1,500	4
Citibank N.A.	Forest Oil Corp. 7.750% due 05/01/2014	Sell	2.250%	12/20/2012	1,200	(2)
Citibank N.A.	Georgia-Pacific LLC 7.750% due 11/15/2029	Sell	2.220%	09/20/2012	500	(24)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	1.120%	12/20/2008	1,000	(61)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	7.280%	06/20/2012	1,500	(11)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.050%	06/20/2011	1,500	(96)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.300%	06/20/2012	1,000	(88)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.400%	06/20/2012	1,000	(85)
Citibank N.A.	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.600%	09/20/2012	625	(53)
Citibank N.A.	Qwest Capital Funding, Inc. 7.750% due 02/15/2031	Sell	3.350%	12/20/2012	1,600	1
Citibank N.A.	Sungard Data Systems, Inc. 9.125% due 08/15/2013	Sell	2.920%	09/20/2012	1,000	(44)
Credit Suisse USA, Inc.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	0.650%	03/20/2008	1,000	(23)
Credit Suisse USA, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	0.750%	03/20/2008	2,500	(22)
Credit Suisse USA, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.450%	12/20/2008	2,000	(90)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	6.700%	12/20/2012	1,800	(18)
HSBC Bank USA	NAK Naftogaz Ukrainy 8.125% due 09/30/2009	Sell	3.000%	04/20/2008	1,500	(6)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.770%		02/20/2012	$2,000	$(58)
Lehman Brothers, Inc.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	6.750%		09/20/2008	100	(2)
Lehman Brothers, Inc.	Celestica, Inc. 7.625% due 07/01/2013	Sell	4.250%		09/20/2012	1,000	(29)
Lehman Brothers, Inc.	CSC Holdings, Inc. 7.625% due 07/15/2018	Sell	2.520%		09/20/2012	1,000	(59)
Lehman Brothers, Inc.	Nortel Networks Corp. 4.250% due 09/01/2008	Buy	(1.520%	)	06/20/2010	1,500	72
Lehman Brothers, Inc.	NRG Energy, Inc. 7.250% due 02/01/2014	Sell	0.750%		03/20/2008	1,800	0
Lehman Brothers, Inc.	Qwest Capital Funding, Inc. 7.250% due 02/15/2011	Sell	3.420%		03/20/2013	1,000	0
Lehman Brothers, Inc.	RH Donnelley Corp. 8.875% due 01/15/2016	Sell	3.450%		09/20/2012	1,000	(51)
Merrill Lynch & Co., Inc.	CSC Holdings, Inc. 7.625% due 07/15/2018	Sell	2.080%		06/20/2012	400	(28)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	6.300%		12/20/2012	1,500	(42)
Morgan Stanley	Allied Waste North America, Inc. 7.375% due 04/15/2014	Buy	(1.120%	)	06/20/2010	1,500	40
Morgan Stanley	Allied Waste North America, Inc. 7.375% due 04/15/2014	Sell	2.020%		06/20/2012	1,000	(55)
Morgan Stanley	ARAMARK Corp. 8.500 due 02/01/2015	Sell	2.680%		09/20/2012	500	(26)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.560%		12/20/2012	1,500	(33)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	3,000	(41)
Morgan Stanley	Nortel Networks Corp. 4.250% due 09/01/2008	Sell	2.630%		09/20/2012	625	(53)
Morgan Stanley	Reliant Energy, Inc. 6.750% due 12/15/2014	Sell	2.200%		06/20/2012	425	(26)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%		06/20/2008	200	0

							$(1,157)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%	12/20/2012	$2,200	$13
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.080%	12/20/2012	2,100	(14)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.230%	12/20/2012	2,400	(2)

						$(3)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	26,500	$(809)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	10.150%	01/02/2012		3,400	(114)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		34,100	(1,333)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	7.910%	05/14/2009	MXN	25,000	(8)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	7.910%	05/14/2009		33,000	(10)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		$400	3
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		8,100	8
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		3,200	10
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		29,200	49
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2018		19,300	362
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		20,200	(4)

							$(1,846)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	Long	Motorola, Inc.	5.440%	01/23/2008	10,100	$(31)
Merrill Lynch & Co., Inc.	Long	SandRidge Energy, Inc.	5.330%	01/23/2008	16,500	54

						$23

(i) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CME 90-Day Eurodollar March Futures	$95.750	03/17/2008	73	$37	$31

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments High Yield Portfolio (Cont.)	December 31, 2007

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.720%	12/31/2008	$52,000	$425	$1,000
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	51,000	495	604
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	120,000	1,068	1,979
Call - OTC 2-Year Interest Rate Swap	Credit Suisse USA, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	33,300	364	549
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	64,200	644	760
Call - OTC 2-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.750%	09/22/2008	70,000	528	1,457
Call - OTC 2-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	59,100	564	708
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/22/2008	60,000	416	1,249
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	86,800	935	1,431

							$5,439	$9,737

(j) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CME 90-Day Eurodollar March Futures	$96.000	03/14/2008	73	$42	$127

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.220%	12/31/2008	$17,000	$396	$811
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	17,000	474	583
Call - OTC 7-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	40,000	1,036	1,670
Call - OTC 7-Year Interest Rate Swap	Credit Suisse USA, Inc.	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	9,300	288	389
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	22,600	639	775
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.230%	09/22/2008	23,000	489	1,147
Call - OTC 7-Year Interest Rate Swap	Morgan Stanley	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	19,700	556	684
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.230%	09/22/2008	20,000	383	997
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	28,900	893	1,207

							$5,154	$8,263

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$644	$698	0.15%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,246	1,272	0.28%

				$1,890	$1,970	0.43%

(l) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	3,953	03/2008	$110	$0	$110
Buy		12,082	07/2008	592	0	592
Sell	EUR	10,093	01/2008	22	(20)	2
Sell	GBP	1,720	01/2008	44	0	44
Buy	INR	235,503	05/2008	144	0	144
Buy	KRW	3,396,552	05/2008	13	0	13
Buy		1,833,372	08/2008	0	(43)	(43)
Buy	MXN	41,964	03/2008	0	(14)	(14)
Buy		21,059	07/2008	23	0	23
Buy	RUB	180,536	01/2008	217	0	217
Sell		180,536	01/2008	33	0	33
Buy		35,438	07/2008	34	0	34
Buy		180,536	11/2008	0	(33)	(33)

				$1,232	$(110)	$1,122

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	KRW	South Korean Won
EUR	Euro	MXN	Mexican Peso
GBP	British Pound Sterling	RUB	Russian Ruble
INR	Indian Rupee

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional

16	PIMCO Variable Insurance Trust

December 31, 2007

debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(n) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had $106,059 in unfunded loan commitments outstanding.

(p) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $29,384,575 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(q) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees

18	PIMCO Variable Insurance Trust

December 31, 2007

and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2007, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 1,816

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$301,833	$244,161	$314,350	$417,495

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	290	$0	$99
Sales	73	197,500	5,196
Closing Buys	(290)	0	(99)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	73	$197,500	$5,196

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$748	146	$1,213
Administrative Class	13,678	112,557	17,264	140,974
Advisor Class	139	1,131	8	64
Issued as reinvestment of distributions
Institutional Class	21	172	8	70
Administrative Class	4,227	34,729	4,025	33,006
Advisor Class	2	14	0	1
Cost of shares redeemed
Institutional Class	(40)	(329)	(3)	(27)
Administrative Class	(23,641)	(193,158)	(15,623)	(127,544)
Advisor Class	(96)	(779)	0	(1)
Net increase (decrease) resulting from Portfolio share Transactions	(5,621)	$(44,915)	5,825	$47,756

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	97
Administrative Class	4	79	*
Advisor Class	1	97

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20	PIMCO Variable Insurance Trust

December 31, 2007

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 0	$ 965	$ (11,017)	$ (1,476)	$ 0	$ (1,096)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 526,724	$ 9,729	$ (14,769)	$ (5,040)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 34,830	$ 86	$ 0
12/31/2006	33,062	0	0

(5) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

High Yield Portfolio	0.59%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.57%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	23

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	25

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Government Agencies	44.2%
Short-Term Instruments	16.2%
U.S. Treasury Obligations	15.5%
Mortgage-Backed Securities	13.9%
Corporate Bonds & Notes	5.4%
Other	4.8%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/30/99)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	9.75%	5.38%	7.53%
Lehman Brothers Long-Term Treasury Index±	9.81%	5.63%	7.24%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.625% for Administrative Class shares.

± Lehman Brothers Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,121.85	$1,022.03
Expenses Paid During Period†	$3.37	$3.21

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.625%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises.

»	Above-benchmark duration exposure, or sensitivity to changes in market interest rates, benefited performance as U.S. Treasury yields fell across all maturities over the reporting period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve throughout the year positively impacted relative performance as the two- to 30-year yield spread steepened 1.40%.

»	Interest rate swap exposure detracted from performance as swap spreads widened across all maturities during 2007.

»	An allocation to long-term agencies detracted from relative performance as they underperformed like-duration U.S. Treasuries during the year.

»

Compared to the Lehman Brothers Long-Term Treasury Index, a modest out-of-benchmark allocation to long U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance during 2007 as long-term U.S. TIPS outperformed like-duration U.S. Treasuries for the year.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005		12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$10.43	$11.00	$11.19		$11.01	$11.09
Net investment income (a)	0.48	0.46	0.40		0.33	0.30
Net realized/unrealized gain (loss) on investments	0.50	(0.34)	0.12		0.49	0.12
Total income from investment operations	0.98	0.12	0.52		0.82	0.42
Dividends from net investment income	(0.47)	(0.46)	(0.40)		(0.34)	(0.33)
Distributions from net realized capital gains	0.00	(0.23)	(0.31)		(0.30)	(0.17)
Total distributions	(0.47)	(0.69)	(0.71)		(0.64)	(0.50)
Net asset value end of year	$10.94	$10.43	$11.00		$11.19	$11.01
Total return	9.75%	1.15%	4.75%		7.57%	3.90%
Net assets end of year (000s)	$125,434	$100,762	$89,426		$92,122	$94,003
Ratio of expenses to average net assets	0.625%	0.625%	0.65	%(b)	0.66%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.65	%(b)	0.62%	0.62%
Ratio of net investment income to average net assets	4.58%	4.34%	3.52%		2.93%	2.72%
Portfolio turnover rate	188%	785%	533%		237%	619%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$118,683
Repurchase agreements, at value	12,873
Deposits with brokers for open futures contracts	415
Receivable for investments sold	6,405
Receivable for Portfolio shares sold	85
Interest and dividends receivable	705
Variation margin receivable	184
Swap premiums paid	45
Unrealized appreciation on swap agreements	905
Other assets	1
140,301

Liabilities:
Payable for investments purchased on a delayed-delivery basis	$5,481
Payable for Portfolio shares redeemed	11
Payable for short sales	6,421
Overdraft due to custodian	810
Written options outstanding	172
Accrued investment advisory fee	24
Accrued administrative fee	26
Accrued servicing fee	14
Variation margin payable	20
Swap premiums received	976
13,955

Net Assets	$126,346

Net Assets Consist of:
Paid in capital	$123,661
Undistributed net investment income	16
Accumulated undistributed net realized (loss)	(1,806)
Net unrealized appreciation	4,475
$126,346

Net Assets:
Institutional Class	$912
Administrative Class	125,434

Shares Issued and Outstanding:
Institutional Class	83
Administrative Class	11,470

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.94
Administrative Class	10.94

Cost of Investments Owned	$116,149
Cost of Repurchase Agreements Owned	$12,873
Proceeds Received on Short Sales	$6,375
Premiums Received on Written Options	$159

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$5,720
Total Income	5,720

Expenses:
Investment advisory fees	247
Administrative fees	275
Servicing fees – Administrative Class	164
Trustees’ fees	2
Total Expenses	688

Net Investment Income	5,032

Net Realized and Unrealized Gain:
Net realized gain on investments	163
Net realized gain on futures contracts, written options and swaps	732
Net change in unrealized appreciation on investments	2,755
Net change in unrealized appreciation on futures contracts, written options and swaps	2,153
Net Gain	5,803

Net Increase in Net Assets Resulting from Operations	$10,835

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$5,032	$3,819
Net realized gain (loss)	895	(1,775)
Net change in unrealized appreciation (depreciation)	4,908	(1,232)
Net increase resulting from operations	10,835	812

Distributions to Shareholders:
From net investment income
Institutional Class	(34)	(23)
Administrative Class	(4,987)	(3,800)
From net realized capital gains
Institutional Class	0	(7)
Administrative Class	0	(2,110)

Total Distributions	(5,021)	(5,940)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	620	495
Administrative Class	32,290	23,572
Issued as reinvestment of distributions
Institutional Class	34	30
Administrative Class	4,987	5,909
Cost of shares redeemed
Institutional Class	(241)	(467)
Administrative Class	(18,363)	(13,023)
Net increase resulting from Portfolio share transactions	19,327	16,516

Total Increase in Net Assets	25,141	11,388

Net Assets:
Beginning of year	101,205	89,817
End of year*	$126,346	$101,205

*Including undistributed net investment income of:	$16	$63

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 5.7%

BANKING & FINANCE 4.9%
Allstate Life Global Funding Trusts
5.144% due 01/25/2008	$200	$200

Bank of America N.A.
4.966% due 12/18/2008	1,300	1,299

CIT Group, Inc.
5.025% due 08/17/2009	300	279

Citigroup, Inc.
5.024% due 01/30/2009	600	595

Goldman Sachs Group, Inc.
5.045% due 02/06/2012	700	680

JPMorgan Chase Capital
6.550% due 09/29/2036	200	181

Lehman Brothers Holdings, Inc.
5.241% due 01/23/2009	1,400	1,373

Pricoa Global Funding I
5.164% due 01/25/2008	200	200

U.S. Trade Funding Corp.
4.260% due 11/15/2014	616	625

Wachovia Bank N.A.
5.200% due 10/03/2008	300	300

Wells Fargo & Co.
4.944% due 03/23/2010	400	397

		6,129

INDUSTRIALS 0.8%
Daimler Finance North America LLC
5.541% due 03/13/2009	400	397

International Business Machines Corp.
5.700% due 09/14/2017	500	518

Walt Disney Co.
5.246% due 09/10/2009	100	100

		1,015

Total Corporate Bonds & Notes (Cost $7,212)		7,144

MUNICIPAL BONDS & NOTES 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	44

Total Municipal Bonds & Notes (Cost $39)		44

U.S. GOVERNMENT AGENCIES 46.0%
Fannie Mae
0.000% due 05/15/2030	1,000	336
4.250% due 05/25/2037	51	38
4.439% due 01/01/2033	72	72
4.500% due 08/25/2018 - 09/01/2035	702	668
4.925% due 07/25/2037	176	170
5.000% due 11/01/2019 - 08/25/2033	739	704
5.325% due 08/25/2021	19	19
5.375% due 02/25/2022	150	149
5.475% due 08/25/2022	9	9
5.500% due 09/25/2024 - 08/01/2037	12,142	12,092
5.765% due 04/25/2032	27	28
5.775% due 04/25/2021	12	12
5.800% due 02/09/2026	500	517
5.820% due 04/01/2026	959	971
6.080% due 09/01/2028	64	73

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.210% due 08/06/2038	$700	$843
6.500% due 07/25/2031	610	638

Farmer Mac
7.282% due 07/25/2011	132	133
Federal Farm Credit Bank
5.050% due 03/28/2019	400	415
5.150% due 03/25/2020	250	260

Federal Home Loan Bank
4.000% due 07/14/2008	1,000	998
5.000% due 12/21/2015	12,000	12,601
5.120% due 01/10/2013	5,000	5,000
5.250% due 09/12/2014	1,400	1,491
6.000% due 02/12/2021	50	56
6.125% due 06/08/2018	80	90

Federal Housing Administration
6.896% due 07/01/2020	373	377

Financing Corp.
10.700% due 10/06/2017	650	965

Freddie Mac
4.000% due 06/15/2032	288	238
4.500% due 05/15/2025	1,000	935
5.000% due 03/18/2014 - 09/15/2035	2,000	1,916
5.258% due 02/15/2019	744	741
5.400% due 03/17/2021	1,000	1,051
5.428% due 01/15/2033	89	89
5.500% due 08/23/2017 - 06/15/2034	3,449	3,491
5.625% due 11/23/2035	900	924
5.762% due 02/15/2027	16	16
6.000% due 05/15/2036	3,298	3,223
6.062% due 02/15/2021	20	20
6.063% due 10/25/2044	120	120
7.000% due 07/15/2023 - 12/01/2031	62	65
8.250% due 06/01/2016	350	438

Ginnie Mae
5.500% due 01/20/2036	556	531
5.625% due 08/20/2030	14	14
6.000% due 08/20/2033	1,296	1,297

Overseas Private Investment Corp.
4.736% due 03/15/2022	389	385

Private Export Funding Corp.
5.000% due 12/15/2016	500	520

Small Business Administration
5.240% due 08/01/2023	714	727
5.290% due 12/01/2027	600	607

Tennessee Valley Authority
5.375% due 04/01/2056	1,000	1,068

Total U.S. Government Agencies (Cost $56,376)		58,141

U.S. TREASURY OBLIGATIONS 16.2%
Treasury Inflation Protected Securities (b)
2.000% due 01/15/2026	421	420
2.375% due 01/15/2025	332	349

U.S. Treasury Bonds
4.500% due 02/15/2036	540	543
5.000% due 05/15/2037	5,100	5,560
6.000% due 02/15/2026	500	592

U.S. Treasury Strips
0.000% due 08/15/2019	15,400	9,181
0.000% due 11/15/2026	7,700	3,210
0.000% due 02/15/2033	1,700	548

Total U.S. Treasury Obligations (Cost $19,645)		20,403

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 14.5%
American Home Mortgage Investment Trust
5.000% due 09/25/2035	$400	$393

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	818

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	618	612
4.486% due 02/25/2034	111	110
4.750% due 10/25/2035	790	785
4.779% due 01/25/2034	70	69
5.037% due 04/25/2033	454	454
5.289% due 04/25/2033	119	119

Countrywide Alternative Loan Trust
5.075% due 05/25/2035	158	152
5.500% due 10/25/2033	1,263	1,111

Countrywide Home Loan Mortgage Pass-Through Trust
5.185% due 03/25/2035	309	293
5.205% due 06/25/2035	2,404	2,353

CS First Boston Mortgage Securities Corp.
4.918% due 07/25/2033	115	115
5.415% due 04/25/2033	4	4
7.279% due 11/25/2032	13	13

First Horizon Asset Securities, Inc.
4.402% due 12/25/2033	128	128

First Republic Mortgage Loan Trust
5.378% due 11/15/2031	213	208

GMAC Mortgage Corp. Loan Trust
4.311% due 06/25/2034	107	105

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	179	171
5.560% due 11/10/2039	5,000	5,087

Harborview Mortgage Loan Trust
4.995% due 04/19/2038	150	141
5.185% due 05/19/2035	121	114
5.222% due 07/19/2035	201	199

Impac CMB Trust
5.749% due 09/25/2034	583	550

JPMorgan Chase Commercial Mortgage Securities Corp.
5.747% due 02/12/2049	600	618

MASTR Asset Securitization Trust
5.500% due 09/25/2033	412	409

Residential Accredit Loans, Inc.
5.265% due 01/25/2033	38	37
5.265% due 03/25/2033	83	82
6.000% due 06/25/2036	278	272

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	72	72

Sequoia Mortgage Trust
5.299% due 07/20/2033	282	275

Structured Adjustable Rate Mortgage Loan Trust
5.085% due 05/25/2037	363	347

Structured Asset Mortgage Investments, Inc.
4.965% due 09/25/2047	379	376
5.295% due 09/19/2032	279	272
5.385% due 10/19/2033	69	68

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	70	69
5.572% due 10/15/2048	300	305

Washington Mutual MSC Mortgage Pass-Through Certificates
5.967% due 02/25/2033	15	15
6.925% due 02/25/2031	24	24
7.147% due 02/25/2033	8	8
7.225% due 05/25/2033	17	17

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.095% due 04/25/2045	$113	$107
5.788% due 08/25/2046	677	665
5.883% due 10/25/2046	194	190
6.188% due 08/25/2042	10	10

Total Mortgage-Backed Securities (Cost $18,307)		18,342

ASSET-BACKED SECURITIES 4.8%
American Express Credit Account Master Trust
5.138% due 09/15/2010	100	100

Argent Securities, Inc.
4.915% due 10/25/2036	265	260
4.935% due 04/25/2036	68	68

Bear Stearns Asset-Backed Securities Trust
5.365% due 11/25/2042	243	241

Chase Credit Card Master Trust
5.198% due 09/15/2011	300	300

Chase Funding Mortgage Loan Asset-Backed Certificates
5.365% due 10/25/2031	12	12

Credit-Based Asset Servicing & Securitization LLC
4.955% due 12/25/2037	170	166

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 03/25/2037	249	241

First USA Credit Card Master Trust
5.156% due 04/18/2011	1,400	1,401

Fremont Home Loan Trust
4.915% due 10/25/2036	551	544

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	802	773

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	188	184

LA Arena Funding LLC
7.656% due 12/15/2026	83	86

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036	$320	$311

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	169	167

Morgan Stanley ABS Capital I
4.985% due 02/25/2036	300	295

Peco Energy Transition Trust
6.130% due 03/01/2009	1	1

Renaissance Home Equity Loan Trust
5.305% due 08/25/2033	11	10
5.365% due 12/25/2033	68	67

SLM Student Loan Trust
5.074% due 10/27/2014	62	62
5.084% due 04/25/2017	425	423
5.194% due 04/25/2017	114	115

Specialty Underwriting & Residential Finance
5.205% due 01/25/2034	12	11

Structured Asset Securities Corp.
4.995% due 12/25/2035	40	40
5.155% due 01/25/2033	22	21

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	184	181

Total Asset-Backed Securities (Cost $6,164)		6,080

SHORT-TERM INSTRUMENTS 16.8%

COMMERCIAL PAPER 5.4%
Freddie Mac
3.000% due 01/02/2008	3,400	3,399

General Electric Capital Corp.
3.750% due 01/02/2008	3,400	3,400

		6,799

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 10.2%
Lehman Brothers, Inc.
1.000% due 01/02/2008	$10,400	$10,400
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $10,714. Repurchase proceeds are $10,401.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	2,473	2,473
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 3.625% due 01/15/2008 valued at $2,526. Repurchase proceeds are $2,474.)

		12,873

U.S. TREASURY BILLS 1.2%
3.060% due 02/28/2008 - 03/13/2008 (a)(c)(e)	1,585	1,572

Total Short-Term Instruments (Cost $21,249)		21,244

PURCHASED OPTIONS (g) 0.1%
(Cost $30)		158

Total Investments 104.1% (Cost $129,022)		$131,556

Written Options (h) (0.1%) (Premiums $159)		(172)

Other Assets and Liabilities (Net) (4.0%)		(5,038)

Net Assets (d) 100.0%		$126,346

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $993 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) As of December 31, 2007, portfolio securities with an aggregate value of $895 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $579 and cash of $415 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	94	$273
90-Day Eurodollar March Futures	Long	03/2008	108	266
90-Day Eurodollar March Futures	Long	03/2009	287	729
U.S. Treasury 5-Year Note March Futures	Short	03/2008	60	(47)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	24	4
U.S. Treasury 30-Year Bond March Futures	Long	03/2008	136	(160)

				$1,065

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(f) Swap agreements outstanding on December 31, 2007:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038	$1,300	$31
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2013	1,200	0
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.000%	06/18/2023	4,700	103
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2018	8,800	165
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038	11,900	337
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013	24,800	269

						$905

(g) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$1,600	$8	$33
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	1,700	6	35
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	3,800	16	90

							$30	$158

(h) Written options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	$700	$14	$14
Put - OTC 7-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	700	17	1
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	700	8	25
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	1,500	33	29
Put - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	1,500	36	2
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	700	14	14
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	700	16	1
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	700	6	25
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	1,300	15	61

							$159	$172

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(1)
Fannie Mae	6.000%	01/01/2038	$4,747	$4,827	$4,821
U.S. Treasury Bonds	4.750%	02/15/2037	1,500	1,548	1,600

				$6,375	$6,421

(1) Market value includes $30 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2007	11

Notes to Financial Statements

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

12	PIMCO Variable Insurance Trust

December 31, 2007

and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities

14	PIMCO Variable Insurance Trust

December 31, 2007

that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(n) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$168,027	$180,012	$16,819	$1,174

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	129	$8,800	$223
Sales	194	8,900	141
Closing Buys	(43)	(4,100)	(91)
Expirations	(259)	(4,000)	(79)
Exercised	(21)	(1,100)	(35)
Balance at 12/31/2007	0	$8,500	$159

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	61	$620	47	$495
Administrative Class	3,084	32,290	2,211	23,572
Issued as reinvestment of distributions
Institutional Class	3	34	3	30
Administrative Class	477	4,987	560	5,909
Cost of shares redeemed
Institutional Class	(23)	(241)	(44)	(467)
Administrative Class	(1,753)	(18,363)	(1,234)	(13,023)
Net increase resulting from Portfolio share transactions	1,849	$19,327	1,543	$16,516

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	96

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

16	PIMCO Variable Insurance Trust

December 31, 2007

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$ 16	$ 0	$ 3,354	$ (173)	$ (512)	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal incometax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 129,125	$ 2,949	$ (518)	$ 2,431

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 5,021	$ 0	$ 0
12/31/2006	4,972	968	0

(5) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	19

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

22	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

U.S. Government Agencies	44.2%
Short-Term Instruments	16.2%
U.S. Treasury Obligations	15.5%
Mortgage-Backed Securities	13.9%
Corporate Bonds & Notes	5.4%
Other	4.8%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Long-Term U.S. Government Portfolio Institutional Class	9.90%	5.53%	8.05%
Lehman Brothers Long-Term Treasury Index±	9.81%	5.63%	7.73%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.475% for Institutional Class shares.

± Lehman Brothers Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,122.56	$1,022.79
Expenses Paid During Period†	$2.57	$2.45

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.475%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises.

»	Above-benchmark duration exposure, or sensitivity to changes in market interest rates, benefited performance as U.S. Treasury yields fell across all maturities over the reporting period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve throughout the year positively impacted relative performance as the two-to 30-year yield spread steepened 1.40%.

»	Interest rate swap exposure detracted from performance as swap spreads widened across all maturities during 2007.

»	An allocation to long-term agencies detracted from relative performance as they underperformed like-duration U.S. Treasuries during the year.

»

Compared to the Lehman Brothers Long-Term Treasury Index, a modest out-of-benchmark allocation to long U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance during 2007 as long-term U.S. TIPS outperformed like-duration U.S. Treasuries for the year.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005		12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$10.43	$11.00	$11.19		$11.01	$11.09
Net investment income (a)	0.49	0.49	0.42		0.36	0.32
Net realized/unrealized gain (loss) on investments	0.51	(0.35)	0.12		0.48	0.12
Total income from investment operations	1.00	0.14	0.54		0.84	0.44
Dividends from net investment income	(0.49)	(0.48)	(0.42)		(0.36)	(0.35)
Distributions from net realized capital gains	0.00	(0.23)	(0.31)		(0.30)	(0.17)
Total distributions	(0.49)	(0.71)	(0.73)		(0.66)	(0.52)
Net asset value end of year	$10.94	$10.43	$11.00		$11.19	$11.01
Total return	9.90%	1.30%	4.90%		7.73%	4.05%
Net assets end of year (000s)	$912	$443	$391		$311	$13
Ratio of expenses to average net assets	0.475%	0.475%	0.50	%(b)	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.50	%(b)	0.50%	0.50%
Ratio of net investment income to average net assets	4.75%	4.61%	3.75%		3.22%	2.85%
Portfolio turnover rate	188%	785%	533%		237%	619%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$118,683
Repurchase agreements, at value	12,873
Deposits with brokers for open futures contracts	415
Receivable for investments sold	6,405
Receivable for Portfolio shares sold	85
Interest and dividends receivable	705
Variation margin receivable	184
Swap premiums paid	45
Unrealized appreciation on swap agreements	905
Other assets	1
140,301

Liabilities:
Payable for investments purchased on a delayed-delivery basis	$5,481
Payable for Portfolio shares redeemed	11
Payable for short sales	6,421
Overdraft due to custodian	810
Written options outstanding	172
Accrued investment advisory fee	24
Accrued administrative fee	26
Accrued servicing fee	14
Variation margin payable	20
Swap premiums received	976
13,955

Net Assets	$126,346

Net Assets Consist of:
Paid in capital	$123,661
Undistributed net investment income	16
Accumulated undistributed net realized (loss)	(1,806)
Net unrealized appreciation	4,475
$126,346

Net Assets:
Institutional Class	$912
Administrative Class	125,434

Shares Issued and Outstanding:
Institutional Class	83
Administrative Class	11,470

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.94
Administrative Class	10.94

Cost of Investments Owned	$116,149
Cost of Repurchase Agreements Owned	$12,873
Proceeds Received on Short Sales	$6,375
Premiums Received on Written Options	$159

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$5,720
Total Income	5,720

Expenses:
Investment advisory fees	247
Administrative fees	275
Servicing fees – Administrative Class	164
Trustees’ fees	2
Total Expenses	688

Net Investment Income	5,032

Net Realized and Unrealized Gain:
Net realized gain on investments	163
Net realized gain on futures contracts, written options and swaps	732
Net change in unrealized appreciation on investments	2,755
Net change in unrealized appreciation on futures contracts, written options and swaps	2,153
Net Gain	5,803

Net Increase in Net Assets Resulting from Operations	$10,835

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$5,032	$3,819
Net realized gain (loss)	895	(1,775)
Net change in unrealized appreciation (depreciation)	4,908	(1,232)
Net increase resulting from operations	10,835	812

Distributions to Shareholders:
From net investment income
Institutional Class	(34)	(23)
Administrative Class	(4,987)	(3,800)
From net realized capital gains
Institutional Class	0	(7)
Administrative Class	0	(2,110)

Total Distributions	(5,021)	(5,940)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	620	495
Administrative Class	32,290	23,572
Issued as reinvestment of distributions
Institutional Class	34	30
Administrative Class	4,987	5,909
Cost of shares redeemed
Institutional Class	(241)	(467)
Administrative Class	(18,363)	(13,023)
Net increase resulting from Portfolio share transactions	19,327	16,516

Total Increase in Net Assets	25,141	11,388

Net Assets:
Beginning of year	101,205	89,817
End of year*	$126,346	$101,205

*Including undistributed net investment income of:	$16	$63

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 5.7%

BANKING & FINANCE 4.9%
Allstate Life Global Funding Trusts
5.144% due 01/25/2008	$200	$200

Bank of America N.A.
4.966% due 12/18/2008	1,300	1,299

CIT Group, Inc.
5.025% due 08/17/2009	300	279

Citigroup, Inc.
5.024% due 01/30/2009	600	595

Goldman Sachs Group, Inc.
5.045% due 02/06/2012	700	680

JPMorgan Chase Capital
6.550% due 09/29/2036	200	181

Lehman Brothers Holdings, Inc.
5.241% due 01/23/2009	1,400	1,373

Pricoa Global Funding I
5.164% due 01/25/2008	200	200

U.S. Trade Funding Corp.
4.260% due 11/15/2014	616	625

Wachovia Bank N.A.
5.200% due 10/03/2008	300	300

Wells Fargo & Co.
4.944% due 03/23/2010	400	397

		6,129

INDUSTRIALS 0.8%
Daimler Finance North America LLC
5.541% due 03/13/2009	400	397

International Business Machines Corp.
5.700% due 09/14/2017	500	518

Walt Disney Co.
5.246% due 09/10/2009	100	100

		1,015

Total Corporate Bonds & Notes (Cost $7,212)		7,144

MUNICIPAL BONDS & NOTES 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	44

Total Municipal Bonds & Notes (Cost $39)		44

U.S. GOVERNMENT AGENCIES 46.0%
Fannie Mae
0.000% due 05/15/2030	1,000	336
4.250% due 05/25/2037	51	38
4.439% due 01/01/2033	72	72
4.500% due 08/25/2018 - 09/01/2035	702	668
4.925% due 07/25/2037	176	170
5.000% due 11/01/2019 - 08/25/2033	739	704
5.325% due 08/25/2021	19	19
5.375% due 02/25/2022	150	149
5.475% due 08/25/2022	9	9
5.500% due 09/25/2024 - 08/01/2037	12,142	12,092
5.765% due 04/25/2032	27	28
5.775% due 04/25/2021	12	12
5.800% due 02/09/2026	500	517
5.820% due 04/01/2026	959	971
6.080% due 09/01/2028	64	73

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.210% due 08/06/2038	$700	$843
6.500% due 07/25/2031	610	638

Farmer Mac
7.282% due 07/25/2011	132	133
Federal Farm Credit Bank
5.050% due 03/28/2019	400	415
5.150% due 03/25/2020	250	260

Federal Home Loan Bank
4.000% due 07/14/2008	1,000	998
5.000% due 12/21/2015	12,000	12,601
5.120% due 01/10/2013	5,000	5,000
5.250% due 09/12/2014	1,400	1,491
6.000% due 02/12/2021	50	56
6.125% due 06/08/2018	80	90

Federal Housing Administration
6.896% due 07/01/2020	373	377

Financing Corp.
10.700% due 10/06/2017	650	965

Freddie Mac
4.000% due 06/15/2032	288	238
4.500% due 05/15/2025	1,000	935
5.000% due 03/18/2014 - 09/15/2035	2,000	1,916
5.258% due 02/15/2019	744	741
5.400% due 03/17/2021	1,000	1,051
5.428% due 01/15/2033	89	89
5.500% due 08/23/2017 - 06/15/2034	3,449	3,491
5.625% due 11/23/2035	900	924
5.762% due 02/15/2027	16	16
6.000% due 05/15/2036	3,298	3,223
6.062% due 02/15/2021	20	20
6.063% due 10/25/2044	120	120
7.000% due 07/15/2023 - 12/01/2031	62	65
8.250% due 06/01/2016	350	438

Ginnie Mae
5.500% due 01/20/2036	556	531
5.625% due 08/20/2030	14	14
6.000% due 08/20/2033	1,296	1,297

Overseas Private Investment Corp.
4.736% due 03/15/2022	389	385

Private Export Funding Corp.
5.000% due 12/15/2016	500	520

Small Business Administration
5.240% due 08/01/2023	714	727
5.290% due 12/01/2027	600	607

Tennessee Valley Authority
5.375% due 04/01/2056	1,000	1,068

Total U.S. Government Agencies (Cost $56,376)		58,141

U.S. TREASURY OBLIGATIONS 16.2%
Treasury Inflation Protected Securities (b)
2.000% due 01/15/2026	421	420
2.375% due 01/15/2025	332	349

U.S. Treasury Bonds
4.500% due 02/15/2036	540	543
5.000% due 05/15/2037	5,100	5,560
6.000% due 02/15/2026	500	592

U.S. Treasury Strips
0.000% due 08/15/2019	15,400	9,181
0.000% due 11/15/2026	7,700	3,210
0.000% due 02/15/2033	1,700	548

Total U.S. Treasury Obligations (Cost $19,645)		20,403

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 14.5%
American Home Mortgage Investment Trust
5.000% due 09/25/2035	$400	$393

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	818

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	618	612
4.486% due 02/25/2034	111	110
4.750% due 10/25/2035	790	785
4.779% due 01/25/2034	70	69
5.037% due 04/25/2033	454	454
5.289% due 04/25/2033	119	119

Countrywide Alternative Loan Trust
5.075% due 05/25/2035	158	152
5.500% due 10/25/2033	1,263	1,111

Countrywide Home Loan Mortgage Pass-Through Trust
5.185% due 03/25/2035	309	293
5.205% due 06/25/2035	2,404	2,353

CS First Boston Mortgage Securities Corp.
4.918% due 07/25/2033	115	115
5.415% due 04/25/2033	4	4
7.279% due 11/25/2032	13	13

First Horizon Asset Securities, Inc.
4.402% due 12/25/2033	128	128

First Republic Mortgage Loan Trust
5.378% due 11/15/2031	213	208

GMAC Mortgage Corp. Loan Trust
4.311% due 06/25/2034	107	105

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	179	171
5.560% due 11/10/2039	5,000	5,087

Harborview Mortgage Loan Trust
4.995% due 04/19/2038	150	141
5.185% due 05/19/2035	121	114
5.222% due 07/19/2035	201	199

Impac CMB Trust
5.749% due 09/25/2034	583	550

JPMorgan Chase Commercial Mortgage Securities Corp.
5.747% due 02/12/2049	600	618

MASTR Asset Securitization Trust
5.500% due 09/25/2033	412	409

Residential Accredit Loans, Inc.
5.265% due 01/25/2033	38	37
5.265% due 03/25/2033	83	82
6.000% due 06/25/2036	278	272

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	72	72

Sequoia Mortgage Trust
5.299% due 07/20/2033	282	275

Structured Adjustable Rate Mortgage Loan Trust
5.085% due 05/25/2037	363	347

Structured Asset Mortgage Investments, Inc.
4.965% due 09/25/2047	379	376
5.295% due 09/19/2032	279	272
5.385% due 10/19/2033	69	68

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	70	69
5.572% due 10/15/2048	300	305

Washington Mutual MSC Mortgage Pass-Through Certificates
5.967% due 02/25/2033	15	15
6.925% due 02/25/2031	24	24
7.147% due 02/25/2033	8	8
7.225% due 05/25/2033	17	17

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.095% due 04/25/2045	$113	$107
5.788% due 08/25/2046	677	665
5.883% due 10/25/2046	194	190
6.188% due 08/25/2042	10	10

Total Mortgage-Backed Securities (Cost $18,307)		18,342

ASSET-BACKED SECURITIES 4.8%
American Express Credit Account Master Trust
5.138% due 09/15/2010	100	100

Argent Securities, Inc.
4.915% due 10/25/2036	265	260
4.935% due 04/25/2036	68	68

Bear Stearns Asset-Backed Securities Trust
5.365% due 11/25/2042	243	241

Chase Credit Card Master Trust
5.198% due 09/15/2011	300	300

Chase Funding Mortgage Loan Asset-Backed Certificates
5.365% due 10/25/2031	12	12

Credit-Based Asset Servicing & Securitization LLC
4.955% due 12/25/2037	170	166

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 03/25/2037	249	241

First USA Credit Card Master Trust
5.156% due 04/18/2011	1,400	1,401

Fremont Home Loan Trust
4.915% due 10/25/2036	551	544

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	802	773

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	188	184

LA Arena Funding LLC
7.656% due 12/15/2026	83	86

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036	$320	$311

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	169	167

Morgan Stanley ABS Capital I
4.985% due 02/25/2036	300	295

Peco Energy Transition Trust
6.130% due 03/01/2009	1	1

Renaissance Home Equity Loan Trust
5.305% due 08/25/2033	11	10
5.365% due 12/25/2033	68	67

SLM Student Loan Trust
5.074% due 10/27/2014	62	62
5.084% due 04/25/2017	425	423
5.194% due 04/25/2017	114	115

Specialty Underwriting & Residential Finance
5.205% due 01/25/2034	12	11

Structured Asset Securities Corp.
4.995% due 12/25/2035	40	40
5.155% due 01/25/2033	22	21

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	184	181

Total Asset-Backed Securities (Cost $6,164)		6,080

SHORT-TERM INSTRUMENTS 16.8%

COMMERCIAL PAPER 5.4%
Freddie Mac
3.000% due 01/02/2008	3,400	3,399

General Electric Capital Corp.
3.750% due 01/02/2008	3,400	3,400

		6,799

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 10.2%
Lehman Brothers, Inc.
1.000% due 01/02/2008	$10,400	$10,400
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $10,714. Repurchase proceeds are $10,401.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	2,473	2,473
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 3.625% due 01/15/2008 valued at $2,526. Repurchase proceeds are $2,474.)

		12,873

U.S. TREASURY BILLS 1.2%
3.060% due 02/28/2008 - 03/13/2008 (a)(c)(e)	1,585	1,572

Total Short-Term Instruments (Cost $21,249)		21,244

PURCHASED OPTIONS (g) 0.1%
(Cost $30)		158

Total Investments 104.1% (Cost $129,022)		$131,556

Written Options (h) (0.1%) (Premiums $159)		(172)

Other Assets and Liabilities (Net) (4.0%)		(5,038)

Net Assets (d) 100.0%		$126,346

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $993 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) As of December 31, 2007, portfolio securities with an aggregate value of $895 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $579 and cash of $415 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	94	$273
90-Day Eurodollar March Futures	Long	03/2008	108	266
90-Day Eurodollar March Futures	Long	03/2009	287	729
U.S. Treasury 5-Year Note March Futures	Short	03/2008	60	(47)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	24	4
U.S. Treasury 30-Year Bond March Futures	Long	03/2008	136	(160)

				$1,065

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(f) Swap agreements outstanding on December 31, 2007:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038	$1,300	$31
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2013	1,200	0
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.000%	06/18/2023	4,700	103
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2018	8,800	165
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038	11,900	337
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013	24,800	269

						$905

(g) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$1,600	$8	$33
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	1,700	6	35
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	3,800	16	90

							$30	$158

(h) Written options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	$700	$14	$14
Put - OTC 7-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	700	17	1
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	700	8	25
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	1,500	33	29
Put - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	1,500	36	2
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	700	14	14
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	700	16	1
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	700	6	25
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	1,300	15	61

							$159	$172

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(1)
Fannie Mae	6.000%	01/01/2038	$4,747	$4,827	$4,821
U.S. Treasury Bonds	4.750%	02/15/2037	1,500	1,548	1,600

				$6,375	$6,421

(1) Market value includes $30 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2007	11

Notes to Financial Statements

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

12	PIMCO Variable Insurance Trust

December 31, 2007

and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities

14	PIMCO Variable Insurance Trust

December 31, 2007

that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(n) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$168,027	$180,012	$16,819	$1,174

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	129	$8,800	$223
Sales	194	8,900	141
Closing Buys	(43)	(4,100)	(91)
Expirations	(259)	(4,000)	(79)
Exercised	(21)	(1,100)	(35)
Balance at 12/31/2007	0	$8,500	$159

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	61	$620	47	$495
Administrative Class	3,084	32,290	2,211	23,572
Issued as reinvestment of distributions
Institutional Class	3	34	3	30
Administrative Class	477	4,987	560	5,909
Cost of shares redeemed
Institutional Class	(23)	(241)	(44)	(467)
Administrative Class	(1,753)	(18,363)	(1,234)	(13,023)
Net increase resulting from Portfolio share transactions	1,849	$19,327	1,543	$16,516

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	96

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

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December 31, 2007

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$ 16	$ 0	$ 3,354	$ (173)	$ (512)	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal incometax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 129,125	$ 2,949	$ (518)	$ 2,431

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 5,021	$ 0	$ 0
12/31/2006	4,972	968	0

(5) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Long Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Long Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	19

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

22	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

Short-Term Instruments	28.8%
U.S. Government Agencies	23.5%
Corporate Bonds & Notes	19.4%
Mortgage-Backed Securities	13.7%
Asset-Backed Securities	12.1%
Other	2.5%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (02/16/99)*
PIMCO Low Duration Portfolio Administrative Class	7.36%	3.28%	4.61%
Merrill Lynch 1-3 Year Treasury Index±	7.32%	3.13%	4.60%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,056.97	$1,021.93
Expenses Paid During Period†	$3.37	$3.31

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	Above-index duration exposure, or sensitivity to changes in market interest rates, during the period was beneficial to performance as interest rates declined.

»	The Portfolio’s emphasis at the shorter-end of the U.S. yield curve added to returns as the U.S. yield curve steepened.

»	An emphasis on mortgage-backed securities detracted from returns as the sector underperformed U.S. Treasuries.

»	Exposure to the high yield and corporate sectors detracted from performance as these sectors underperformed U.S. Treasuries.

»	Modest exposure to emerging markets detracted from performance as the sector underperformed U.S. Treasuries on a like-duration basis.

»	Tactical exposure to non-U.S. issues with a focus on shorter-maturity U.K. securities was a negative contributor to returns as these positions underperformed comparable U.S. Treasuries.

»	Exposure to a basket of foreign currencies contributed to performance as the U.S. dollar weakened during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$10.06	$10.09	$10.30	$10.27	$10.23
Net investment income (a)	0.48	0.43	0.29	0.13	0.13
Net realized/unrealized gain (loss) on investments	0.24	(0.04)	(0.18)	0.06	0.11
Total income from investment operations	0.72	0.39	0.11	0.19	0.24
Dividends from net investment income	(0.48)	(0.42)	(0.29)	(0.13)	(0.19)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.03)	(0.01)
Total distributions	(0.48)	(0.42)	(0.32)	(0.16)	(0.20)
Net asset value end of year	$10.30	$10.06	$10.09	$10.30	$10.27
Total return	7.36%	3.97%	1.01%	1.85%	2.34%
Net assets end of year (000s)	$1,412,835	$764,846	$458,677	$281,711	$115,419
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.72%	4.24%	2.83%	1.24%	1.30%
Portfolio turnover rate	72%	200%	184%	483%	284%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$1,405,542
Repurchase agreements, at value	24,077
Cash	81
Deposits with brokers for open futures contracts	6,153
Foreign currency, at value	3,509
Receivable for investments sold	69,138
Receivable for investments sold on a delayed-delivery basis	4,316
Receivable for Portfolio shares sold	2,297
Interest and dividends receivable	4,855
Variation margin receivable	1,593
Swap premiums paid	2,178
Unrealized appreciation on foreign currency contracts	4,619
Unrealized appreciation on swap agreements	658
1,529,016

Liabilities:
Payable for investments purchased	$5,153
Payable for Portfolio shares redeemed	52
Payable for short sales	73,320
Written options outstanding	3,745
Dividends payable	12
Accrued investment advisory fee	291
Accrued administrative fee	291
Accrued servicing fee	166
Variation margin payable	265
Swap premiums received	48
Unrealized depreciation on foreign currency contracts	191
Unrealized depreciation on swap agreements	1,716
Other liabilities	11
85,261

Net Assets	$1,443,755

Net Assets Consist of:
Paid in capital	$1,420,802
Undistributed net investment income	4,511
Accumulated undistributed net realized (loss)	(12,791)
Net unrealized appreciation	31,233
$1,443,755

Net Assets:
Institutional Class	$30,612
Administrative Class	1,412,835
Advisor Class	308

Shares Issued and Outstanding:
Institutional Class	2,973
Administrative Class	137,199
Advisor Class	30

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.30
Administrative Class	10.30
Advisor Class	10.30

Cost of Investments Owned	$1,406,185
Cost of Repurchase Agreements Owned	$24,077
Cost of Foreign Currency Held	$3,494
Proceeds Received on Short Sales	$73,255
Premiums Received on Written Options	$1,151

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$57,040
Dividends	323
Miscellaneous income	53
Total Income	57,416

Expenses:
Investment advisory fees	2,667
Administrative fees	2,667
Servicing fees – Administrative Class	1,564
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	18
Total Expenses	6,917

Net Investment Income	50,499

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(563)
Net realized (loss) on futures contracts, written options and swaps	(4,792)
Net realized gain on foreign currency transactions	3,332
Net change in unrealized (depreciation) on investments	(62)
Net change in unrealized appreciation on futures contracts, written options and swaps	29,728
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,405
Net Gain	32,048

Net Increase in Net Assets Resulting from Operations	$82,547

*Foreign tax withholdings	$33

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$50,499	$26,588
Net realized (loss)	(2,023)	(382)
Net change in unrealized appreciation (depreciation)	34,071	(846)
Net increase resulting from operations	82,547	25,360

Distributions to Shareholders:
From net investment income
Institutional Class	(1,209)	(1,072)
Administrative Class	(49,793)	(25,602)
Advisor Class	(10)	(2)

Total Distributions	(51,012)	(26,676)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	15,321	11,541
Administrative Class	731,748	369,230
Advisor Class	477	390
Issued as reinvestment of distributions
Institutional Class	1,209	1,072
Administrative Class	49,701	25,602
Advisor Class	10	2
Cost of shares redeemed
Institutional Class	(12,364)	(4,778)
Administrative Class	(164,427)	(87,388)
Advisor Class	(375)	(204)
Net increase resulting from Portfolio share transactions	621,300	315,467

Total Increase in Net Assets	652,835	314,151

Net Assets:
Beginning of year	790,920	476,769
End of year*	$1,443,755	$790,920

*Including undistributed net investment income of:	$4,511	$1,188

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
Daimler Finance North America LLC
9.000% due 08/03/2012	$5,000	$4,821

SLM Corp.
0.000% due 02/16/2008	2,200	2,192

Total Bank Loan Obligations (Cost $6,953)		7,013

CORPORATE BONDS & NOTES 19.3%

BANKING & FINANCE 13.6%
AIG-Fp Matched Funding Corp.
4.991% due 06/16/2008	1,700	1,700

Allstate Life Global Funding Trusts
4.924% due 03/23/2009	800	799

American Express Bank FSB
4.956% due 06/22/2009	1,300	1,296
5.009% due 10/20/2009	2,100	2,092
5.038% due 10/16/2008	2,000	1,996

American Express Centurion Bank
5.250% due 05/07/2008	1,400	1,399
5.252% due 06/12/2009	1,900	1,894

American Express Credit Corp.
5.302% due 11/09/2009	1,100	1,082

American International Group, Inc.
4.884% due 06/23/2008	600	600
5.078% due 06/16/2009	5,200	5,200

ANZ National International Ltd.
4.938% due 08/07/2009	1,500	1,496

Bank of America Corp.
4.875% due 11/06/2009	900	897

Bank of America N.A.
5.040% due 02/27/2009	700	699

Bank of Ireland
4.951% due 12/19/2008	3,100	3,099
5.016% due 12/18/2009	1,120	1,117

Bank of Scotland PLC
5.254% due 07/17/2009	2,200	2,198

Bear Stearns Cos., Inc.
4.920% due 03/30/2009	2,900	2,827
5.025% due 05/18/2010	2,400	2,269
5.072% due 08/21/2009	4,700	4,528
5.161% due 04/29/2008	3,400	3,366
5.494% due 07/16/2009	1,300	1,251

Calabash Re II Ltd.
13.391% due 01/08/2010	1,900	1,962
15.891% due 01/08/2010	1,900	1,992

Caterpillar Financial Services Corp.
4.965% due 05/18/2009	5,480	5,467
5.216% due 03/10/2009	6,400	6,389

CIT Group, Inc.
5.019% due 08/15/2008	300	298
5.091% due 12/19/2008	400	378
5.225% due 05/23/2008	4,600	4,536

Citigroup Funding, Inc.
4.858% due 06/26/2009	1,400	1,379

Citigroup Global Markets Holdings, Inc.
5.091% due 03/17/2009	1,800	1,784

Citigroup, Inc.
4.872% due 12/28/2009	4,000	3,929
4.898% due 12/26/2008	100	100
5.024% due 01/30/2009	1,400	1,389

Credit Agricole S.A.
5.053% due 05/28/2009	1,500	1,501
5.103% due 05/28/2010	1,700	1,701

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DnB NORBank ASA
5.312% due 10/13/2009	$8,400	$8,408

Export-Import Bank of Korea
5.214% due 06/01/2009	2,200	2,204

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	1,200	1,139
7.375% due 10/28/2009	1,400	1,318

General Electric Capital Corp.
4.939% due 08/15/2011	5,500	5,408
5.250% due 01/20/2010	1,400	1,384
5.284% due 01/05/2009	2,500	2,498
5.303% due 10/06/2010	2,100	2,083
5.443% due 01/08/2016	300	295

GMAC LLC
6.000% due 12/15/2011	300	252
6.034% due 09/23/2008	1,100	1,063

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	2,900	2,889
4.924% due 12/23/2008	400	399
4.958% due 11/16/2009	600	589
4.974% due 12/22/2008	2,100	2,095
5.111% due 07/29/2008	1,700	1,698
5.481% due 07/23/2009	1,300	1,299

HSBC Bank USA N.A.
5.286% due 06/10/2009	1,400	1,395

HSBC Finance Corp.
5.121% due 09/15/2008	500	500
5.137% due 05/10/2010	2,200	2,145
5.281% due 12/05/2008	1,300	1,297

ICICI Bank Ltd.
5.788% due 01/12/2010	2,300	2,271

John Deere Capital Corp.
5.292% due 04/15/2008	1,200	1,201
5.292% due 07/15/2008	1,400	1,399

JPMorgan Chase & Co.
5.419% due 10/02/2009	3,500	3,481

Lehman Brothers Holdings, Inc.
4.905% due 11/24/2008	1,000	985
4.934% due 12/23/2008	400	393
4.978% due 11/16/2009	5,200	5,068
5.082% due 08/21/2009	1,600	1,555
5.094% due 12/23/2010	900	839
5.320% due 04/03/2009	1,700	1,663
5.429% due 07/18/2011	1,000	949

Longpoint Re Ltd.
10.241% due 05/08/2010	700	719

Merrill Lynch & Co., Inc.
4.948% due 05/08/2009	1,700	1,655
5.091% due 06/16/2008	6,000	5,985
5.211% due 12/04/2009	1,400	1,358

Metropolitan Life Global Funding I
4.945% due 05/17/2010	3,200	3,179

Morgan Stanley
4.925% due 05/07/2009	2,800	2,766
5.006% due 02/09/2009	1,100	1,087
5.420% due 01/22/2009	3,700	3,660
5.459% due 01/18/2011	1,500	1,453

Mystic Re Ltd.
11.381% due 12/05/2008	1,800	1,822

National Australia Bank Ltd.
5.181% due 09/11/2009	1,400	1,399

Pricoa Global Funding I
5.061% due 07/27/2009	3,700	3,694
5.204% due 06/03/2008	3,000	3,002

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Residential Capital LLC
7.615% due 05/22/2009	$2,000	$1,430

Residential Reinsurance 2007 Ltd.
15.374% due 06/07/2010	300	313

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	2,800	2,791
5.151% due 11/20/2008	700	697

SLM Corp.
5.224% due 07/27/2009	900	847

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	1,700	1,697

VTB Capital S.A.
5.494% due 08/01/2008	1,300	1,289

Wachovia Bank N.A.
5.090% due 05/25/2010	6,000	5,968

Wachovia Corp.
5.372% due 10/15/2011	1,100	1,077

Wells Fargo & Co.
5.091% due 09/15/2009	900	894
5.186% due 03/10/2008	4,000	4,003

Westpac Banking Corp.
5.212% due 06/06/2008	900	900

World Savings Bank FSB
4.938% due 05/08/2009	7,100	7,110

		195,567

INDUSTRIALS 2.9%
Altria Group, Inc.
7.650% due 07/01/2008	200	203

Amgen, Inc.
5.133% due 11/28/2008	3,600	3,597

Anadarko Petroleum Corp.
5.391% due 09/15/2009	2,200	2,167

BP AMI Leasing, Inc.
4.868% due 06/26/2009	3,700	3,704

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	200	217

Comcast Corp.
5.542% due 07/14/2009	1,600	1,595

CSC Holdings, Inc.
7.250% due 07/15/2008	3,500	3,513

Daimler Finance North America LLC
5.461% due 03/13/2009	1,600	1,591

Diageo Capital PLC
4.987% due 11/10/2008	2,600	2,596

General Electric Co.
5.186% due 12/09/2008	2,600	2,605

Home Depot, Inc.
5.116% due 12/16/2009	6,200	6,077

Kimberly-Clark Corp.
5.060% due 07/30/2010	3,100	3,096

Time Warner, Inc.
5.109% due 11/13/2009	1,800	1,756

Transocean, Inc.
5.341% due 09/05/2008	1,300	1,294

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	3,300	3,301

Walt Disney Co.
5.294% due 07/16/2010	5,200	5,150

		42,462

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UTILITIES 2.8%
AT&T, Inc.
4.959% due 05/15/2008	$5,900	$5,895

BellSouth Corp.
4.969% due 08/15/2008	5,900	5,892

Deutsche Telekom International Finance BV
5.064% due 03/23/2009	8,900	8,863

NiSource Finance Corp.
5.585% due 11/23/2009	6,600	6,539

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	5,670	5,670

Telecom Italia Capital S.A.
5.819% due 07/18/2011	1,800	1,765

Telefonica Emisones SAU
5.226% due 06/19/2009	1,700	1,688

Verizon Communications, Inc.
5.280% due 04/03/2009	3,800	3,766

		40,078

Total Corporate Bonds & Notes (Cost $280,627)		278,107

COMMODITY INDEX-LINKED NOTES 0.2%

GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN 0.2%
Morgan Stanley
4.805% due 07/07/2008	3,000	3,006

Total Commodity Index-Linked Notes (Cost $3,000)		3,006

U.S. GOVERNMENT AGENCIES 23.4%
Fannie Mae
4.382% due 03/01/2035	265	268
4.390% due 05/01/2035	694	697
4.482% due 05/01/2035	577	577
4.500% due 06/25/2043	1,529	1,523
4.516% due 09/01/2035	1,183	1,180
4.568% due 11/01/2035	1,345	1,341
4.628% due 08/01/2035	3,273	3,247
4.645% due 07/01/2035	485	483
4.925% due 12/25/2036 - 07/25/2037	3,878	3,748
4.985% due 03/25/2034	107	105
5.000% due 12/25/2016 - 12/01/2037	70,230	70,221
5.215% due 09/25/2042 - 03/25/2044	1,399	1,386
5.265% due 05/25/2031 - 11/25/2032	1,405	1,399
5.500% due 12/01/2009 - 01/01/2038	63,126	63,885
5.701% due 07/01/2034	189	190
6.000% due 08/01/2016 - 12/01/2037	69,023	70,112
6.063% due 07/01/2042 - 06/01/2043	1,281	1,280
6.113% due 09/01/2041	585	584
6.188% due 09/01/2034	72	73
6.263% due 09/01/2040	6	6
6.341% due 12/01/2036	76	77
6.500% due 08/01/2037 - 12/25/2042	7,923	8,145
6.817% due 11/01/2035	311	320

Federal Housing Administration
7.430% due 10/01/2020	19	19

Freddie Mac
4.704% due 06/01/2035	2,031	2,038
4.905% due 12/25/2036	4,832	4,768

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.910% due 07/01/2035	$884	$883
5.000% due 10/01/2018 - 12/15/2026	4,060	4,044
5.125% due 08/25/2031	387	388
5.178% due 07/15/2019 - 10/15/2020	34,032	33,901
5.258% due 02/15/2019	11,722	11,665
5.328% due 05/15/2036	1,047	1,044
5.378% due 12/15/2030	483	483
5.428% due 06/15/2018	170	171
5.500% due 08/15/2030 - 11/01/2037	6,994	6,981
6.000% due 09/01/2016 - 10/01/2037	38,283	38,861
6.063% due 02/25/2045	787	786
6.500% due 07/25/2043	149	153

Total U.S. Government Agencies (Cost $335,178)		337,032

U.S. TREASURY OBLIGATIONS 0.2%
Treasury Inflation Protected Securities (b)
2.375% due 04/15/2011	3,158	3,292

Total U.S. Treasury Obligations (Cost $3,258)		3,292

MORTGAGE-BACKED SECURITIES 13.7%
Adjustable Rate Mortgage Trust
5.132% due 09/25/2035	1,936	1,923

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,400	1,376
4.390% due 02/25/2045	504	484

Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	436	435

Banc of America Funding Corp.
4.111% due 05/25/2035	7,267	7,178
6.144% due 01/20/2047	1,515	1,493

Banc of America Mortgage Securities, Inc.
4.150% due 10/25/2033	1,113	1,102
4.341% due 05/25/2033	2,763	2,756
5.660% due 07/25/2034	1,730	1,739
6.500% due 10/25/2031	76	77

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	31,011	30,617
4.550% due 08/25/2035	7,870	7,727
4.750% due 10/25/2035	2,437	2,422
4.779% due 01/25/2034	116	115
4.956% due 01/25/2035	1,396	1,385
5.037% due 04/25/2033	26	26
5.073% due 11/25/2034	3,136	3,132
5.437% due 04/25/2033	50	50
5.705% due 07/25/2034	1,402	1,407
5.789% due 02/25/2033	8	8

Bear Stearns Alt-A Trust
4.996% due 12/25/2033	1,560	1,553
5.025% due 02/25/2034	1,242	1,180
5.368% due 05/25/2035	834	825
5.527% due 09/25/2035	741	730

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	2,555	2,538

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,745	4,696
5.684% due 01/26/2036	2,271	2,250
5.787% due 12/26/2046	1,246	1,231

Citigroup Mortgage Loan Trust, Inc.
4.679% due 08/25/2035	2,931	2,894
4.900% due 12/25/2035	666	658

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
4.500% due 06/25/2035	$1,826	$1,807
5.045% due 05/25/2047	1,125	1,063
5.145% due 02/25/2037	5,498	5,198
6.000% due 10/25/2033	89	87
6.500% due 06/25/2033	5	5

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	3,546	3,527
4.801% due 11/25/2034	1,980	1,967
5.105% due 04/25/2035	77	77
5.135% due 05/25/2034	9	9
5.250% due 02/20/2036	1,078	1,054

CS First Boston Mortgage Securities Corp.
4.918% due 07/25/2033	19,918	19,823
4.938% due 12/15/2040	542	540
5.758% due 03/25/2032	5	5

First Horizon Alternative Mortgage Securities
5.302% due 09/25/2034	3,450	3,436

First Horizon Asset Securities, Inc.
5.372% due 08/25/2035	1,095	1,090

GMAC Mortgage Corp. Loan Trust
5.016% due 11/19/2035	696	693

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	1,304	1,277
4.945% due 01/25/2047	1,472	1,444

Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/2033	1,667	1,654

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	2,142	2,048
5.352% due 06/06/2020	38	38

GSR Mortgage Loan Trust
4.539% due 09/25/2035	3,039	3,016
6.000% due 03/25/2032	2	2

Harborview Mortgage Loan Trust
3.941% due 06/19/2034	11,200	11,037
5.148% due 07/19/2035	1,642	1,623
5.185% due 05/19/2035	272	257

Impac CMB Trust
5.783% due 07/25/2033	536	534

Indymac Index Mortgage Loan Trust
5.047% due 12/25/2034	794	786

JPMorgan Mortgage Trust
5.023% due 02/25/2035	1,161	1,138

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	726	725

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	252	251

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	1,879	1,862

MASTR Asset Securitization Trust
5.500% due 09/25/2033	75	74

Mellon Residential Funding Corp.
5.508% due 06/15/2030	492	486

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	735	708

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	1,996	1,956
5.115% due 11/25/2035	546	528
5.865% due 10/25/2035	396	389
6.989% due 01/25/2029	88	89

Morgan Stanley Capital I
5.088% due 10/15/2020	2,759	2,697

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Prime Mortgage Trust
5.265% due 02/25/2019	$17	$17
5.265% due 02/25/2034	61	60

Residential Funding Mortgage Securities I, Inc.
5.216% due 09/25/2035	2,039	2,010

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	235	225

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	917	912
5.305% due 08/25/2034	1,161	1,156
5.357% due 01/25/2035	2,213	2,200
5.535% due 08/25/2035	657	652
6.188% due 01/25/2035	579	562

Structured Asset Mortgage Investments, Inc.
4.965% due 09/25/2047	3,412	3,384
5.145% due 02/25/2036	349	332
5.215% due 07/19/2035	1,593	1,535
5.295% due 09/19/2032	14	14

Structured Asset Securities Corp.
5.331% due 10/25/2035	1,454	1,441

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	1,251	1,223
4.985% due 09/25/2046	2,817	2,755

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	2,618	2,508
5.118% due 09/15/2021	3,494	3,442

Washington Mutual, Inc.
3.027% due 08/25/2033	3,000	2,981
5.135% due 12/25/2045	335	314
5.155% due 10/25/2045	1,877	1,765
5.483% due 02/27/2034	67	66
5.518% due 01/25/2047	740	697
5.988% due 11/25/2042	195	189
6.059% due 05/25/2041	143	143
6.188% due 06/25/2042	146	139
6.188% due 08/25/2042	455	438
6.288% due 09/25/2046	1,014	992

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	2,574	2,547
4.950% due 03/25/2036	1,363	1,349
4.998% due 12/25/2034	1,922	1,895

Total Mortgage-Backed Securities (Cost $197,021)		196,950

ASSET-BACKED SECURITIES 12.0%
Accredited Mortgage Loan Trust
4.905% due 09/25/2036	1,900	1,877

ACE Securities Corp.
4.925% due 10/25/2036	1,425	1,376

Amortizing Residential Collateral Trust
5.155% due 07/25/2032	13	12

Argent Securities, Inc.
4.915% due 09/25/2036	399	394
4.925% due 05/25/2036	585	583

Asset-Backed Funding Certificates
4.925% due 10/25/2036	1,125	1,112
4.925% due 01/25/2037	879	865

Asset-Backed Securities Corp. Home Equity
4.915% due 12/25/2036	1,490	1,460
5.140% due 09/25/2034	286	280
6.678% due 03/15/2032	310	301

Atrium CDO Corp.
5.441% due 06/27/2015	6,343	6,296

Bear Stearns Asset-Backed Securities Trust
5.065% due 09/25/2034	39	39
5.865% due 10/25/2037	5,258	5,056

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Carrington Mortgage Loan Trust
4.965% due 06/25/2037	$2,649	$2,590
5.115% due 06/25/2035	1,370	1,363

Chase Credit Card Master Trust
5.138% due 02/15/2011	2,300	2,300
6.328% due 07/15/2010	2,400	2,408

CIT Group Home Equity Loan Trust
5.135% due 06/25/2033	2	2

Citibank Credit Card Issuance Trust
2.900% due 05/17/2010	2,500	2,483
5.045% due 02/07/2010	9,300	9,302

Citigroup Mortgage Loan Trust, Inc.
4.905% due 08/25/2036	438	435
4.925% due 05/25/2037	17,017	16,202
4.965% due 10/25/2036	7,100	6,787

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	936	924
4.915% due 05/25/2037	11,328	11,072
4.915% due 12/25/2046	355	351
4.915% due 03/25/2047	856	842
4.935% due 06/25/2037	1,153	1,125
4.945% due 06/25/2037	971	947
4.975% due 10/25/2046	912	892
5.045% due 09/25/2036	9,163	8,514
5.125% due 05/25/2036	5,200	5,110
5.345% due 12/25/2031	66	61

Credit-Based Asset Servicing & Securitization LLC
4.925% due 03/25/2036	126	125
4.925% due 11/25/2036	1,074	1,037

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	13	13

Equity One Asset-Backed Securities, Inc.
5.145% due 11/25/2032	16	16

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	1,701	1,632

First USA Credit Card Master Trust
5.156% due 04/18/2011	4,400	4,402

Ford Credit Auto Owner Trust
5.292% due 10/15/2008	3,200	3,205

Fremont Home Loan Trust
4.925% due 01/25/2037	923	900
4.935% due 02/25/2037	571	560

GE-WMC Mortgage Securities LLC
4.905% due 08/25/2036	469	452

GS Auto Loan Trust
5.344% due 07/15/2008	623	624

GSAMP Trust
4.935% due 12/25/2036	1,352	1,315
5.155% due 03/25/2034	163	162

GSR Mortgage Loan Trust
4.965% due 11/25/2030	70	69

HFC Home Equity Loan Asset-Backed Certificates
5.019% due 03/20/2036	767	756
5.239% due 01/20/2034	2,280	2,228
5.299% due 09/20/2033	178	173

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	729	703

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	753	737

JPMorgan Mortgage Acquisition Corp.
4.915% due 08/25/2036	496	487
4.925% due 04/01/2037	1,888	1,807

Lehman XS Trust
4.935% due 05/25/2046	358	355

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.945% due 11/25/2046		$2,138	$2,048
4.985% due 11/25/2036		1,493	1,492
Long Beach Mortgage Loan Trust
4.955% due 01/25/2046		92	91
5.145% due 10/25/2034		34	33

MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036		1,150	1,120

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036		2,609	2,573

Morgan Stanley ABS Capital I
4.915% due 09/25/2036		3,919	3,818
4.925% due 05/25/2037		2,406	2,322

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037		7,523	7,292

Nelnet Student Loan Trust
5.182% due 09/25/2012		52	52

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036		392	389

Option One Mortgage Loan Trust
4.915% due 01/25/2037		1,210	1,191
4.955% due 04/25/2037		8,575	8,409

Residential Asset Securities Corp.
4.905% due 08/25/2036		366	362
4.935% due 11/25/2036		1,122	1,096

Residential Funding Mortgage Securities II, Inc.
4.985% due 05/25/2037		2,451	2,408

Saxon Asset Securities Trust
4.925% due 10/25/2046		504	498

Securitized Asset-Backed Receivables LLC Trust
4.995% due 05/25/2037		2,198	2,172

SLM Student Loan Trust
5.064% due 04/25/2014		3,777	3,773
5.084% due 01/25/2016		337	338
5.084% due 10/25/2016		2,354	2,348
5.094% due 04/27/2015		755	755

Soundview Home Equity Loan Trust
4.915% due 10/25/2036		655	643
4.925% due 11/25/2036		4,300	4,248
4.945% due 01/25/2037		4,252	4,172
4.995% due 03/25/2036		2,088	2,081

Structured Asset Securities Corp.
4.915% due 10/25/2036		1,395	1,370
4.995% due 12/25/2035		88	88

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034		52	51

USAA Auto Owner Trust
5.337% due 07/11/2008		436	436

Wells Fargo Home Equity Trust
4.915% due 01/25/2037		737	724

Total Asset-Backed Securities (Cost $177,406)			173,512

SOVEREIGN ISSUES 0.4%
Korea Development Bank
5.380% due 04/03/2010		6,100	6,084

Total Sovereign Issues (Cost $6,100)			6,084

FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	2,900	1,583
12.500% due 01/05/2022		900	566

Total Foreign Currency-Denominated Issues (Cost $2,042)			2,149

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments Low Duration Portfolio (Cont.)

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049	420	$4,443

Total Preferred Stocks (Cost $4,462)		4,443

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 28.6%

CERTIFICATES OF DEPOSIT 1.9%
Calyon Financial, Inc.
5.204% due 01/16/2009	$2,400	2,396

Dexia Credit Local S.A.
5.270% due 09/29/2008	8,900	8,895

Fortis Bank NY
4.745% due 04/28/2008	900	900
4.780% due 09/30/2008	1,800	1,800
5.265% due 06/30/2008	1,400	1,399

HSBC Bank USA N.A.
5.426% due 07/28/2008	3,100	3,104

Nordea Bank Finland PLC
4.991% due 05/28/2008	1,200	1,200

Nordea N.A., Inc.
5.308% due 04/09/2009	3,600	3,599

Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	300	300

Societe Generale NY
4.815% due 03/25/2008	1,000	1,000
5.271% due 06/30/2008	900	900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Unicredito Italiano NY
5.062% due 05/29/2008	$2,200	$2,200

		27,693

COMMERCIAL PAPER 24.8%
Abbey National Treasury Services PLC
4.250% due 01/07/2008	39,500	39,477

Barclays U.S. Funding Corp.
5.075% due 01/18/2008	4,300	4,290
5.180% due 01/09/2008	35,600	35,564

Citibank N.A.
5.700% due 01/30/2008	8,500	8,462
5.940% due 02/04/2008	19,300	19,195

Danske Corp.
4.970% due 01/22/2008	25,700	25,629

DnB NORBank ASA
5.080% due 01/04/2008	29,800	29,792

Freddie Mac
3.000% due 01/02/2008	10,700	10,700

General Electric Capital Corp.
3.750% due 01/02/2008	28,800	28,800

Rabobank Financial Co.
4.430% due 01/04/2008	39,300	39,290

Skandinaviska Enskilda Banken AB
4.770% due 03/20/2008	39,000	38,593

Swedbank AB
4.920% due 01/24/2008	36,500	36,390

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Unicredito Italiano SpA
5.140% due 01/18/2008	$29,700	$29,632

Westpac Banking Corp.
4.670% due 02/01/2008	12,500	12,452

		358,266

REPURCHASE AGREEMENTS 1.7%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	24,077	24,077

(Dated 12/31/2007. Collateralized by Fannie Mae 0.000% due 01/15/2008 valued at $24,559. Repurchase proceeds are $24,082.)

U.S. TREASURY BILLS 0.2%
3.022% due 02/28/2008 - 03/13/2008 (a)(d)	3,160	3,132

Total Short-Term Instruments (Cost $413,179)		413,168

PURCHASED OPTIONS (f) 0.3%
(Cost $1,036)		4,863

Total Investments 99.0% (Cost $1,430,262)		$1,429,619

Written Options (g) (0.3%) (Premiums $1,151)		(3,745)

Other Assets and Liabilities (Net) 1.3%		17,881

Net Assets (c) 100.0%		$1,443,755

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007, portfolio securities with an aggregate value of $22,417 and derivative instruments with an aggregate depreciation of ($50) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $3,132 and cash of $6,153 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	3,863	$15,491
90-Day Eurodollar June Futures	Long	06/2008	1,046	2,646
90-Day Eurodollar June Futures	Long	06/2009	315	913
90-Day Eurodollar March Futures	Long	03/2009	1,100	3,069
90-Day Eurodollar September Futures	Long	09/2008	1,396	5,233
90-Day Eurodollar September Futures	Long	09/2009	256	722
U.S. Treasury 2-Year Note March Futures	Short	03/2008	192	(151)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	81	62
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	391	170
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	68	212
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1,282	1,212
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	41	126
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	309	192
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	111	328
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	420	858

				$31,083

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	General Motors Corp. 7.125% due 07/15/2013	Sell	4.500%	12/20/2012	$400	$(34)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.290%	06/20/2009	4,000	(5)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.650%	09/20/2012	600	(12)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	1,000	(89)
Barclays Bank PLC	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.320%	09/20/2008	8,900	(19)
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	1.600%	12/20/2012	3,800	(13)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.275%	06/20/2009	4,000	(15)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.710%	12/20/2008	1,000	0
Bear Stearns & Co., Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.820%	09/20/2012	3,800	26
BNP Paribas Bank	General Motors Corp. 7.125% due 07/15/2013	Sell	4.800%	12/20/2012	200	(13)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	12/20/2012	200	(17)
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%	09/20/2012	200	(17)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.200%	09/20/2012	500	(55)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%	04/20/2009	2,700	(3)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.520%	05/20/2009	1,000	(10)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.490%	06/20/2009	4,000	(47)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	6.800%	09/20/2012	8,300	(4)
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.550%	12/20/2012	100	(8)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	4.850%	09/20/2012	900	(61)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.120%	11/20/2011	6,000	68
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.150%	09/20/2012	1,200	(59)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	500	(2)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.850%	09/20/2009	2,100	(190)
Morgan Stanley	General Motors Corp. 7.125% due 07/15/2013	Sell	4.630%	12/20/2012	100	(8)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.860%	11/20/2011	2,600	(66)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%	06/20/2008	200	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	1,000	(4)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.438%	06/20/2009	4,000	(27)

						$(684)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.360%	06/20/2012	$5,000	$(93)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.401%	06/20/2012	1,100	(19)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	500	(6)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	1.833%	06/20/2012	1,100	(28)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.080%	06/20/2012	1,100	(16)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.170%	06/20/2012	600	(7)

						$(169)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	4,200	$(36)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		1,100	(8)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		2,700	(21)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		1,400	9
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		1,500	6
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012	EUR	300	(5)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		1,300	8
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	03/20/2009		2,400	(14)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		600	(11)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		5,900	(1)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		1,100	(22)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		3,600	(76)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		900	(16)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		1,300	(24)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008	GBP	5,900	25
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		3,400	24
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		700	0
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008		3,500	14
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		6,000	(352)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	12/19/2009		1,600	60
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	12/19/2037		200	(30)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Low Duration Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009	GBP	200	$(7)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		3,100	20
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012	MXN	12,200	(22)
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$55,200	199
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		5,200	(52)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		22,300	89
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		7,100	23
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		22,100	87
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		2,800	(72)

							$(205)

(f) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$44,000	$208	$913
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	13,800	77	279
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	5,200	18	108
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	45,700	227	1,070
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	49,800	288	1,008
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	62,700	218	1,485

							$1,036	$4,863

(g) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.000	02/22/2008	15	$12	$32
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	40	30	63
Call - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/22/2008	49	38	55
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	40	17	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	49	28	12

				$125	$165

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$19,000	$209	$692
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	6,000	73	207
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	2,300	19	84
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	20,000	240	834
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	8,700	116	301
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	13,000	160	475
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	20,900	209	987

							$1,026	$3,580

(h) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	6.000%	01/01/2038	$14,000	$14,200	$14,216
Fannie Mae	6.500%	01/01/2038	8,000	8,222	8,224
Freddie Mac	5.500%	01/01/2038	7,000	7,011	6,986
Freddie Mac	6.000%	01/01/2038	34,800	35,327	35,317
U.S. Treasury Bonds	3.125%	11/30/2009	8,500	8,495	8,577

				$73,255	$73,320

(2) Market value includes $65 of interest payable on short sales.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(i) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	1,019	05/2008	$0	$0	$0
Buy	AUD	3,430	01/2008	12	(1)	11
Sell		361	01/2008	2	0	2
Buy	BRL	44,884	03/2008	2,850	0	2,850
Buy	CLP	130,534	03/2008	14	0	14
Buy	CNY	4,059	01/2008	6	0	6
Sell		4,059	01/2008	0	(10)	(10)
Buy	EUR	91	01/2008	0	(1)	(1)
Sell	GBP	10,743	01/2008	245	(4)	241
Buy	INR	302,178	05/2008	430	0	430
Buy		4,983	08/2008	0	(1)	(1)
Buy	JPY	165,239	02/2008	0	(3)	(3)
Buy	KRW	2,448,883	01/2008	0	(68)	(68)
Buy		1,263,188	05/2008	0	(13)	(13)
Buy		739,098	08/2008	0	(4)	(4)
Buy	KWD	77	05/2008	2	0	2
Buy	MXN	34,243	03/2008	21	(4)	17
Sell		10,070	03/2008	0	(7)	(7)
Buy		16,297	07/2008	16	(1)	15
Buy	MYR	6,017	05/2008	43	0	43
Buy	NZD	408	01/2008	8	0	8
Buy		408	02/2008	0	(2)	(2)
Buy	PHP	14,604	05/2008	35	0	35
Buy	PLN	279	03/2008	2	0	2
Sell		279	03/2008	0	(2)	(2)
Buy		11,325	07/2008	455	0	455
Sell		11,325	07/2008	0	(48)	(48)
Buy	RUB	85,054	01/2008	164	0	164
Sell		85,054	01/2008	3	(1)	2
Buy		104,143	07/2008	98	0	98
Sell		12,000	07/2008	0	(2)	(2)
Buy		36,489	11/2008	0	0	0
Buy	SAR	1,043	05/2008	0	(1)	(1)
Buy	SEK	5,098	03/2008	0	(8)	(8)
Buy	SGD	2,427	02/2008	54	(1)	53
Buy		5,155	05/2008	157	0	157
Buy	ZAR	201	03/2008	1	0	1
Buy		1,460	07/2008	1	(9)	(8)

				$4,619	$(191)	$4,428

See Accompanying Notes	Annual Report	December 31, 2007	15

Notes to Financial Statements

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

16	PIMCO Variable Insurance Trust

December 31, 2007

and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippines Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SAR	Saudi Riyal
INR	Indian Rupee	SEK	Swedish Krona
JPY	Japanese Yen	SGD	Singapore Dollar
KRW	South Korean Won	ZAR	South African Rand
KWD	Kuwaiti Dinar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall

18	PIMCO Variable Insurance Trust

December 31, 2007

or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(p) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $2,192,085 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(q) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the

Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

20	PIMCO Variable Insurance Trust

December 31, 2007

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$726,086	$506,119	$436,663	$95,787

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	19	$98,000	EUR	2,000	GBP	1,300	$1,000
Sales	1,518	107,900		0		0	1,680
Closing Buys	(174)	(111,000)		0		0	(1,194)
Expirations	(1,145)	(5,000)		(2,000)		(1,300)	(325)
Exercised	(25)	0		0		0	(10)
Balance at 12/31/2007	193	$89,900	EUR	0	GBP	0	$1,151

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,514	$15,321	1,150	$11,541
Administrative Class	72,534	731,748	36,746	369,230
Advisor Class	47	477	39	390
Issued as reinvestment of distributions
Institutional Class	120	1,209	106	1,072
Administrative Class	4,910	49,701	2,547	25,602
Advisor Class	1	10	0	2
Cost of shares redeemed
Institutional Class	(1,234)	(12,364)	(476)	(4,778)
Administrative Class	(16,283)	(164,427)	(8,707)	(87,388)
Advisor Class	(37)	(375)	(20)	(204)
Net increase resulting from Portfolio share transactions	61,572	$621,300	31,385	$315,467

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	75
Advisor Class	1	96

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 10,383	$ 13,565	$ (879)	$ (116)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 1,430,470	$ 8,150	$ (9,001)	$ (851)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 51,012	$ 0	$ 0
12/31/2006	26,676	0	0

(4) Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	23

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Low Duration Portfolio	0.65%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	25

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

26	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

28	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

Short-Term Instruments	28.8%
U.S. Government Agencies	23.5%
Corporate Bonds & Notes	19.4%
Mortgage-Backed Securities	13.7%
Asset-Backed Securities	12.1%
Other	2.5%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Low Duration Portfolio Institutional Class	7.52%	3.43%	4.94%
Merrill Lynch 1-3 Year U.S. Treasury Index±	7.32%	3.13%	4.67%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,057.77	$1,022.68
Expenses Paid During Period†	$2.59	$2.55

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	Above-index duration exposure, or sensitivity to changes in market interest rates, during the period was beneficial to performance as interest rates declined.

»	The Portfolio’s emphasis at the shorter-end of the U.S. yield curve added to returns as the U.S. yield curve steepened.

»	An emphasis on mortgage-backed securities detracted from returns as the sector underperformed U.S. Treasuries.

»	Exposure to the high yield and corporate sectors detracted from performance as these sectors underperformed U.S. Treasuries.

»	Modest exposure to emerging markets detracted from performance as the sector underperformed U.S. Treasuries on a like-duration basis.

»	Tactical exposure to non-U.S. issues with a focus on shorter-maturity U.K. securities was a negative contributor to returns as these positions underperformed comparable U.S. Treasuries.

»	Exposure to a basket of foreign currencies contributed to performance as the U.S. dollar weakened during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$10.06	$10.09	$10.30	$10.27	$10.23
Net investment income (a)	0.49	0.44	0.30	0.15	0.17
Net realized/unrealized gain (loss) on investments	0.25	(0.03)	(0.18)	0.05	0.08
Total income from investment operations	0.74	0.41	0.12	0.20	0.25
Dividends from net investment income	(0.50)	(0.44)	(0.30)	(0.14)	(0.20)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.03)	(0.01)
Total distributions	(0.50)	(0.44)	(0.33)	(0.17)	(0.21)
Net asset value end of year	$10.30	$10.06	$10.09	$10.30	$10.27
Total return	7.52%	4.13%	1.16%	2.00%	2.49%
Net assets end of year (000s)	$30,612	$25,886	$18,093	$12,252	$11
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.86%	4.37%	2.92%	1.49%	1.68%
Portfolio turnover rate	72%	200%	184%	483%	284%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$1,405,542
Repurchase agreements, at value	24,077
Cash	81
Deposits with brokers for open futures contracts	6,153
Foreign currency, at value	3,509
Receivable for investments sold	69,138
Receivable for investments sold on a delayed-delivery basis	4,316
Receivable for Portfolio shares sold	2,297
Interest and dividends receivable	4,855
Variation margin receivable	1,593
Swap premiums paid	2,178
Unrealized appreciation on foreign currency contracts	4,619
Unrealized appreciation on swap agreements	658
1,529,016

Liabilities:
Payable for investments purchased	$5,153
Payable for Portfolio shares redeemed	52
Payable for short sales	73,320
Written options outstanding	3,745
Dividends payable	12
Accrued investment advisory fee	291
Accrued administrative fee	291
Accrued servicing fee	166
Variation margin payable	265
Swap premiums received	48
Unrealized depreciation on foreign currency contracts	191
Unrealized depreciation on swap agreements	1,716
Other liabilities	11
85,261

Net Assets	$1,443,755

Net Assets Consist of:
Paid in capital	$1,420,802
Undistributed net investment income	4,511
Accumulated undistributed net realized (loss)	(12,791)
Net unrealized appreciation	31,233
$1,443,755

Net Assets:
Institutional Class	$30,612
Administrative Class	1,412,835
Advisor Class	308

Shares Issued and Outstanding:
Institutional Class	2,973
Administrative Class	137,199
Advisor Class	30

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.30
Administrative Class	10.30
Advisor Class	10.30

Cost of Investments Owned	$1,406,185
Cost of Repurchase Agreements Owned	$24,077
Cost of Foreign Currency Held	$3,494
Proceeds Received on Short Sales	$73,255
Premiums Received on Written Options	$1,151

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$57,040
Dividends	323
Miscellaneous income	53
Total Income	57,416

Expenses:
Investment advisory fees	2,667
Administrative fees	2,667
Servicing fees – Administrative Class	1,564
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	18
Total Expenses	6,917

Net Investment Income	50,499

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(563)
Net realized (loss) on futures contracts, written options and swaps	(4,792)
Net realized gain on foreign currency transactions	3,332
Net change in unrealized (depreciation) on investments	(62)
Net change in unrealized appreciation on futures contracts, written options and swaps	29,728
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,405
Net Gain	32,048

Net Increase in Net Assets Resulting from Operations	$82,547

*Foreign tax withholdings	$33

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$50,499	$26,588
Net realized (loss)	(2,023)	(382)
Net change in unrealized appreciation (depreciation)	34,071	(846)
Net increase resulting from operations	82,547	25,360

Distributions to Shareholders:
From net investment income
Institutional Class	(1,209)	(1,072)
Administrative Class	(49,793)	(25,602)
Advisor Class	(10)	(2)

Total Distributions	(51,012)	(26,676)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	15,321	11,541
Administrative Class	731,748	369,230
Advisor Class	477	390
Issued as reinvestment of distributions
Institutional Class	1,209	1,072
Administrative Class	49,701	25,602
Advisor Class	10	2
Cost of shares redeemed
Institutional Class	(12,364)	(4,778)
Administrative Class	(164,427)	(87,388)
Advisor Class	(375)	(204)
Net increase resulting from Portfolio share transactions	621,300	315,467

Total Increase in Net Assets	652,835	314,151

Net Assets:
Beginning of year	790,920	476,769
End of year*	$1,443,755	$790,920

*Including undistributed net investment income of:	$4,511	$1,188

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
Daimler Finance North America LLC
9.000% due 08/03/2012	$5,000	$4,821

SLM Corp.
0.000% due 02/16/2008	2,200	2,192

Total Bank Loan Obligations (Cost $6,953)		7,013

CORPORATE BONDS & NOTES 19.3%

BANKING & FINANCE 13.6%
AIG-Fp Matched Funding Corp.
4.991% due 06/16/2008	1,700	1,700

Allstate Life Global Funding Trusts
4.924% due 03/23/2009	800	799

American Express Bank FSB
4.956% due 06/22/2009	1,300	1,296
5.009% due 10/20/2009	2,100	2,092
5.038% due 10/16/2008	2,000	1,996

American Express Centurion Bank
5.250% due 05/07/2008	1,400	1,399
5.252% due 06/12/2009	1,900	1,894

American Express Credit Corp.
5.302% due 11/09/2009	1,100	1,082

American International Group, Inc.
4.884% due 06/23/2008	600	600
5.078% due 06/16/2009	5,200	5,200

ANZ National International Ltd.
4.938% due 08/07/2009	1,500	1,496

Bank of America Corp.
4.875% due 11/06/2009	900	897

Bank of America N.A.
5.040% due 02/27/2009	700	699

Bank of Ireland
4.951% due 12/19/2008	3,100	3,099
5.016% due 12/18/2009	1,120	1,117

Bank of Scotland PLC
5.254% due 07/17/2009	2,200	2,198

Bear Stearns Cos., Inc.
4.920% due 03/30/2009	2,900	2,827
5.025% due 05/18/2010	2,400	2,269
5.072% due 08/21/2009	4,700	4,528
5.161% due 04/29/2008	3,400	3,366
5.494% due 07/16/2009	1,300	1,251

Calabash Re II Ltd.
13.391% due 01/08/2010	1,900	1,962
15.891% due 01/08/2010	1,900	1,992

Caterpillar Financial Services Corp.
4.965% due 05/18/2009	5,480	5,467
5.216% due 03/10/2009	6,400	6,389

CIT Group, Inc.
5.019% due 08/15/2008	300	298
5.091% due 12/19/2008	400	378
5.225% due 05/23/2008	4,600	4,536

Citigroup Funding, Inc.
4.858% due 06/26/2009	1,400	1,379

Citigroup Global Markets Holdings, Inc.
5.091% due 03/17/2009	1,800	1,784

Citigroup, Inc.
4.872% due 12/28/2009	4,000	3,929
4.898% due 12/26/2008	100	100
5.024% due 01/30/2009	1,400	1,389

Credit Agricole S.A.
5.053% due 05/28/2009	1,500	1,501
5.103% due 05/28/2010	1,700	1,701

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DnB NORBank ASA
5.312% due 10/13/2009	$8,400	$8,408

Export-Import Bank of Korea
5.214% due 06/01/2009	2,200	2,204

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	1,200	1,139
7.375% due 10/28/2009	1,400	1,318

General Electric Capital Corp.
4.939% due 08/15/2011	5,500	5,408
5.250% due 01/20/2010	1,400	1,384
5.284% due 01/05/2009	2,500	2,498
5.303% due 10/06/2010	2,100	2,083
5.443% due 01/08/2016	300	295

GMAC LLC
6.000% due 12/15/2011	300	252
6.034% due 09/23/2008	1,100	1,063

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	2,900	2,889
4.924% due 12/23/2008	400	399
4.958% due 11/16/2009	600	589
4.974% due 12/22/2008	2,100	2,095
5.111% due 07/29/2008	1,700	1,698
5.481% due 07/23/2009	1,300	1,299

HSBC Bank USA N.A.
5.286% due 06/10/2009	1,400	1,395

HSBC Finance Corp.
5.121% due 09/15/2008	500	500
5.137% due 05/10/2010	2,200	2,145
5.281% due 12/05/2008	1,300	1,297

ICICI Bank Ltd.
5.788% due 01/12/2010	2,300	2,271

John Deere Capital Corp.
5.292% due 04/15/2008	1,200	1,201
5.292% due 07/15/2008	1,400	1,399

JPMorgan Chase & Co.
5.419% due 10/02/2009	3,500	3,481

Lehman Brothers Holdings, Inc.
4.905% due 11/24/2008	1,000	985
4.934% due 12/23/2008	400	393
4.978% due 11/16/2009	5,200	5,068
5.082% due 08/21/2009	1,600	1,555
5.094% due 12/23/2010	900	839
5.320% due 04/03/2009	1,700	1,663
5.429% due 07/18/2011	1,000	949

Longpoint Re Ltd.
10.241% due 05/08/2010	700	719

Merrill Lynch & Co., Inc.
4.948% due 05/08/2009	1,700	1,655
5.091% due 06/16/2008	6,000	5,985
5.211% due 12/04/2009	1,400	1,358

Metropolitan Life Global Funding I
4.945% due 05/17/2010	3,200	3,179

Morgan Stanley
4.925% due 05/07/2009	2,800	2,766
5.006% due 02/09/2009	1,100	1,087
5.420% due 01/22/2009	3,700	3,660
5.459% due 01/18/2011	1,500	1,453

Mystic Re Ltd.
11.381% due 12/05/2008	1,800	1,822

National Australia Bank Ltd.
5.181% due 09/11/2009	1,400	1,399

Pricoa Global Funding I
5.061% due 07/27/2009	3,700	3,694
5.204% due 06/03/2008	3,000	3,002

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Residential Capital LLC
7.615% due 05/22/2009	$2,000	$1,430

Residential Reinsurance 2007 Ltd.
15.374% due 06/07/2010	300	313

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	2,800	2,791
5.151% due 11/20/2008	700	697

SLM Corp.
5.224% due 07/27/2009	900	847

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	1,700	1,697

VTB Capital S.A.
5.494% due 08/01/2008	1,300	1,289

Wachovia Bank N.A.
5.090% due 05/25/2010	6,000	5,968

Wachovia Corp.
5.372% due 10/15/2011	1,100	1,077

Wells Fargo & Co.
5.091% due 09/15/2009	900	894
5.186% due 03/10/2008	4,000	4,003

Westpac Banking Corp.
5.212% due 06/06/2008	900	900

World Savings Bank FSB
4.938% due 05/08/2009	7,100	7,110

		195,567

INDUSTRIALS 2.9%
Altria Group, Inc.
7.650% due 07/01/2008	200	203

Amgen, Inc.
5.133% due 11/28/2008	3,600	3,597

Anadarko Petroleum Corp.
5.391% due 09/15/2009	2,200	2,167

BP AMI Leasing, Inc.
4.868% due 06/26/2009	3,700	3,704

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	200	217

Comcast Corp.
5.542% due 07/14/2009	1,600	1,595

CSC Holdings, Inc.
7.250% due 07/15/2008	3,500	3,513

Daimler Finance North America LLC
5.461% due 03/13/2009	1,600	1,591

Diageo Capital PLC
4.987% due 11/10/2008	2,600	2,596

General Electric Co.
5.186% due 12/09/2008	2,600	2,605

Home Depot, Inc.
5.116% due 12/16/2009	6,200	6,077

Kimberly-Clark Corp.
5.060% due 07/30/2010	3,100	3,096

Time Warner, Inc.
5.109% due 11/13/2009	1,800	1,756

Transocean, Inc.
5.341% due 09/05/2008	1,300	1,294

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	3,300	3,301

Walt Disney Co.
5.294% due 07/16/2010	5,200	5,150

		42,462

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UTILITIES 2.8%
AT&T, Inc.
4.959% due 05/15/2008	$5,900	$5,895

BellSouth Corp.
4.969% due 08/15/2008	5,900	5,892

Deutsche Telekom International Finance BV
5.064% due 03/23/2009	8,900	8,863

NiSource Finance Corp.
5.585% due 11/23/2009	6,600	6,539

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	5,670	5,670

Telecom Italia Capital S.A.
5.819% due 07/18/2011	1,800	1,765

Telefonica Emisones SAU
5.226% due 06/19/2009	1,700	1,688

Verizon Communications, Inc.
5.280% due 04/03/2009	3,800	3,766

		40,078

Total Corporate Bonds & Notes (Cost $280,627)		278,107

COMMODITY INDEX-LINKED NOTES 0.2%

GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN 0.2%
Morgan Stanley
4.805% due 07/07/2008	3,000	3,006

Total Commodity Index-Linked Notes (Cost $3,000)		3,006

U.S. GOVERNMENT AGENCIES 23.4%
Fannie Mae
4.382% due 03/01/2035	265	268
4.390% due 05/01/2035	694	697
4.482% due 05/01/2035	577	577
4.500% due 06/25/2043	1,529	1,523
4.516% due 09/01/2035	1,183	1,180
4.568% due 11/01/2035	1,345	1,341
4.628% due 08/01/2035	3,273	3,247
4.645% due 07/01/2035	485	483
4.925% due 12/25/2036 - 07/25/2037	3,878	3,748
4.985% due 03/25/2034	107	105
5.000% due 12/25/2016 - 12/01/2037	70,230	70,221
5.215% due 09/25/2042 - 03/25/2044	1,399	1,386
5.265% due 05/25/2031 - 11/25/2032	1,405	1,399
5.500% due 12/01/2009 - 01/01/2038	63,126	63,885
5.701% due 07/01/2034	189	190
6.000% due 08/01/2016 - 12/01/2037	69,023	70,112
6.063% due 07/01/2042 - 06/01/2043	1,281	1,280
6.113% due 09/01/2041	585	584
6.188% due 09/01/2034	72	73
6.263% due 09/01/2040	6	6
6.341% due 12/01/2036	76	77
6.500% due 08/01/2037 - 12/25/2042	7,923	8,145
6.817% due 11/01/2035	311	320

Federal Housing Administration
7.430% due 10/01/2020	19	19

Freddie Mac
4.704% due 06/01/2035	2,031	2,038
4.905% due 12/25/2036	4,832	4,768

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.910% due 07/01/2035	$884	$883
5.000% due 10/01/2018 - 12/15/2026	4,060	4,044
5.125% due 08/25/2031	387	388
5.178% due 07/15/2019 - 10/15/2020	34,032	33,901
5.258% due 02/15/2019	11,722	11,665
5.328% due 05/15/2036	1,047	1,044
5.378% due 12/15/2030	483	483
5.428% due 06/15/2018	170	171
5.500% due 08/15/2030 - 11/01/2037	6,994	6,981
6.000% due 09/01/2016 - 10/01/2037	38,283	38,861
6.063% due 02/25/2045	787	786
6.500% due 07/25/2043	149	153

Total U.S. Government Agencies (Cost $335,178)		337,032

U.S. TREASURY OBLIGATIONS 0.2%
Treasury Inflation Protected Securities (b)
2.375% due 04/15/2011	3,158	3,292

Total U.S. Treasury Obligations (Cost $3,258)		3,292

MORTGAGE-BACKED SECURITIES 13.7%
Adjustable Rate Mortgage Trust
5.132% due 09/25/2035	1,936	1,923

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,400	1,376
4.390% due 02/25/2045	504	484

Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	436	435

Banc of America Funding Corp.
4.111% due 05/25/2035	7,267	7,178
6.144% due 01/20/2047	1,515	1,493

Banc of America Mortgage Securities, Inc.
4.150% due 10/25/2033	1,113	1,102
4.341% due 05/25/2033	2,763	2,756
5.660% due 07/25/2034	1,730	1,739
6.500% due 10/25/2031	76	77

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	31,011	30,617
4.550% due 08/25/2035	7,870	7,727
4.750% due 10/25/2035	2,437	2,422
4.779% due 01/25/2034	116	115
4.956% due 01/25/2035	1,396	1,385
5.037% due 04/25/2033	26	26
5.073% due 11/25/2034	3,136	3,132
5.437% due 04/25/2033	50	50
5.705% due 07/25/2034	1,402	1,407
5.789% due 02/25/2033	8	8

Bear Stearns Alt-A Trust
4.996% due 12/25/2033	1,560	1,553
5.025% due 02/25/2034	1,242	1,180
5.368% due 05/25/2035	834	825
5.527% due 09/25/2035	741	730

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	2,555	2,538

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,745	4,696
5.684% due 01/26/2036	2,271	2,250
5.787% due 12/26/2046	1,246	1,231

Citigroup Mortgage Loan Trust, Inc.
4.679% due 08/25/2035	2,931	2,894
4.900% due 12/25/2035	666	658

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
4.500% due 06/25/2035	$1,826	$1,807
5.045% due 05/25/2047	1,125	1,063
5.145% due 02/25/2037	5,498	5,198
6.000% due 10/25/2033	89	87
6.500% due 06/25/2033	5	5

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	3,546	3,527
4.801% due 11/25/2034	1,980	1,967
5.105% due 04/25/2035	77	77
5.135% due 05/25/2034	9	9
5.250% due 02/20/2036	1,078	1,054

CS First Boston Mortgage Securities Corp.
4.918% due 07/25/2033	19,918	19,823
4.938% due 12/15/2040	542	540
5.758% due 03/25/2032	5	5

First Horizon Alternative Mortgage Securities
5.302% due 09/25/2034	3,450	3,436

First Horizon Asset Securities, Inc.
5.372% due 08/25/2035	1,095	1,090

GMAC Mortgage Corp. Loan Trust
5.016% due 11/19/2035	696	693

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	1,304	1,277
4.945% due 01/25/2047	1,472	1,444

Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/2033	1,667	1,654

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	2,142	2,048
5.352% due 06/06/2020	38	38

GSR Mortgage Loan Trust
4.539% due 09/25/2035	3,039	3,016
6.000% due 03/25/2032	2	2

Harborview Mortgage Loan Trust
3.941% due 06/19/2034	11,200	11,037
5.148% due 07/19/2035	1,642	1,623
5.185% due 05/19/2035	272	257

Impac CMB Trust
5.783% due 07/25/2033	536	534

Indymac Index Mortgage Loan Trust
5.047% due 12/25/2034	794	786

JPMorgan Mortgage Trust
5.023% due 02/25/2035	1,161	1,138

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	726	725

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	252	251

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	1,879	1,862

MASTR Asset Securitization Trust
5.500% due 09/25/2033	75	74

Mellon Residential Funding Corp.
5.508% due 06/15/2030	492	486

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	735	708

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	1,996	1,956
5.115% due 11/25/2035	546	528
5.865% due 10/25/2035	396	389
6.989% due 01/25/2029	88	89

Morgan Stanley Capital I
5.088% due 10/15/2020	2,759	2,697

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Prime Mortgage Trust
5.265% due 02/25/2019	$17	$17
5.265% due 02/25/2034	61	60

Residential Funding Mortgage Securities I, Inc.
5.216% due 09/25/2035	2,039	2,010

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	235	225

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	917	912
5.305% due 08/25/2034	1,161	1,156
5.357% due 01/25/2035	2,213	2,200
5.535% due 08/25/2035	657	652
6.188% due 01/25/2035	579	562

Structured Asset Mortgage Investments, Inc.
4.965% due 09/25/2047	3,412	3,384
5.145% due 02/25/2036	349	332
5.215% due 07/19/2035	1,593	1,535
5.295% due 09/19/2032	14	14

Structured Asset Securities Corp.
5.331% due 10/25/2035	1,454	1,441

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	1,251	1,223
4.985% due 09/25/2046	2,817	2,755

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	2,618	2,508
5.118% due 09/15/2021	3,494	3,442

Washington Mutual, Inc.
3.027% due 08/25/2033	3,000	2,981
5.135% due 12/25/2045	335	314
5.155% due 10/25/2045	1,877	1,765
5.483% due 02/27/2034	67	66
5.518% due 01/25/2047	740	697
5.988% due 11/25/2042	195	189
6.059% due 05/25/2041	143	143
6.188% due 06/25/2042	146	139
6.188% due 08/25/2042	455	438
6.288% due 09/25/2046	1,014	992

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	2,574	2,547
4.950% due 03/25/2036	1,363	1,349
4.998% due 12/25/2034	1,922	1,895

Total Mortgage-Backed Securities (Cost $197,021)		196,950

ASSET-BACKED SECURITIES 12.0%
Accredited Mortgage Loan Trust
4.905% due 09/25/2036	1,900	1,877

ACE Securities Corp.
4.925% due 10/25/2036	1,425	1,376

Amortizing Residential Collateral Trust
5.155% due 07/25/2032	13	12

Argent Securities, Inc.
4.915% due 09/25/2036	399	394
4.925% due 05/25/2036	585	583

Asset-Backed Funding Certificates
4.925% due 10/25/2036	1,125	1,112
4.925% due 01/25/2037	879	865

Asset-Backed Securities Corp. Home Equity
4.915% due 12/25/2036	1,490	1,460
5.140% due 09/25/2034	286	280
6.678% due 03/15/2032	310	301

Atrium CDO Corp.
5.441% due 06/27/2015	6,343	6,296

Bear Stearns Asset-Backed Securities Trust
5.065% due 09/25/2034	39	39
5.865% due 10/25/2037	5,258	5,056

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Carrington Mortgage Loan Trust
4.965% due 06/25/2037	$2,649	$2,590
5.115% due 06/25/2035	1,370	1,363

Chase Credit Card Master Trust
5.138% due 02/15/2011	2,300	2,300
6.328% due 07/15/2010	2,400	2,408

CIT Group Home Equity Loan Trust
5.135% due 06/25/2033	2	2

Citibank Credit Card Issuance Trust
2.900% due 05/17/2010	2,500	2,483
5.045% due 02/07/2010	9,300	9,302

Citigroup Mortgage Loan Trust, Inc.
4.905% due 08/25/2036	438	435
4.925% due 05/25/2037	17,017	16,202
4.965% due 10/25/2036	7,100	6,787

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	936	924
4.915% due 05/25/2037	11,328	11,072
4.915% due 12/25/2046	355	351
4.915% due 03/25/2047	856	842
4.935% due 06/25/2037	1,153	1,125
4.945% due 06/25/2037	971	947
4.975% due 10/25/2046	912	892
5.045% due 09/25/2036	9,163	8,514
5.125% due 05/25/2036	5,200	5,110
5.345% due 12/25/2031	66	61

Credit-Based Asset Servicing & Securitization LLC
4.925% due 03/25/2036	126	125
4.925% due 11/25/2036	1,074	1,037

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	13	13

Equity One Asset-Backed Securities, Inc.
5.145% due 11/25/2032	16	16

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	1,701	1,632

First USA Credit Card Master Trust
5.156% due 04/18/2011	4,400	4,402

Ford Credit Auto Owner Trust
5.292% due 10/15/2008	3,200	3,205

Fremont Home Loan Trust
4.925% due 01/25/2037	923	900
4.935% due 02/25/2037	571	560

GE-WMC Mortgage Securities LLC
4.905% due 08/25/2036	469	452

GS Auto Loan Trust
5.344% due 07/15/2008	623	624

GSAMP Trust
4.935% due 12/25/2036	1,352	1,315
5.155% due 03/25/2034	163	162

GSR Mortgage Loan Trust
4.965% due 11/25/2030	70	69

HFC Home Equity Loan Asset-Backed Certificates
5.019% due 03/20/2036	767	756
5.239% due 01/20/2034	2,280	2,228
5.299% due 09/20/2033	178	173

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	729	703

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	753	737

JPMorgan Mortgage Acquisition Corp.
4.915% due 08/25/2036	496	487
4.925% due 04/01/2037	1,888	1,807

Lehman XS Trust
4.935% due 05/25/2046	358	355

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.945% due 11/25/2046		$2,138	$2,048
4.985% due 11/25/2036		1,493	1,492
Long Beach Mortgage Loan Trust
4.955% due 01/25/2046		92	91
5.145% due 10/25/2034		34	33

MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036		1,150	1,120

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036		2,609	2,573

Morgan Stanley ABS Capital I
4.915% due 09/25/2036		3,919	3,818
4.925% due 05/25/2037		2,406	2,322

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037		7,523	7,292

Nelnet Student Loan Trust
5.182% due 09/25/2012		52	52

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036		392	389

Option One Mortgage Loan Trust
4.915% due 01/25/2037		1,210	1,191
4.955% due 04/25/2037		8,575	8,409

Residential Asset Securities Corp.
4.905% due 08/25/2036		366	362
4.935% due 11/25/2036		1,122	1,096

Residential Funding Mortgage Securities II, Inc.
4.985% due 05/25/2037		2,451	2,408

Saxon Asset Securities Trust
4.925% due 10/25/2046		504	498

Securitized Asset-Backed Receivables LLC Trust
4.995% due 05/25/2037		2,198	2,172

SLM Student Loan Trust
5.064% due 04/25/2014		3,777	3,773
5.084% due 01/25/2016		337	338
5.084% due 10/25/2016		2,354	2,348
5.094% due 04/27/2015		755	755

Soundview Home Equity Loan Trust
4.915% due 10/25/2036		655	643
4.925% due 11/25/2036		4,300	4,248
4.945% due 01/25/2037		4,252	4,172
4.995% due 03/25/2036		2,088	2,081

Structured Asset Securities Corp.
4.915% due 10/25/2036		1,395	1,370
4.995% due 12/25/2035		88	88

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034		52	51

USAA Auto Owner Trust
5.337% due 07/11/2008		436	436

Wells Fargo Home Equity Trust
4.915% due 01/25/2037		737	724

Total Asset-Backed Securities (Cost $177,406)			173,512

SOVEREIGN ISSUES 0.4%
Korea Development Bank
5.380% due 04/03/2010		6,100	6,084

Total Sovereign Issues (Cost $6,100)			6,084

FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	2,900	1,583
12.500% due 01/05/2022		900	566

Total Foreign Currency-Denominated Issues (Cost $2,042)			2,149

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments Low Duration Portfolio (Cont.)

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049	420	$4,443

Total Preferred Stocks (Cost $4,462)		4,443

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 28.6%

CERTIFICATES OF DEPOSIT 1.9%
Calyon Financial, Inc.
5.204% due 01/16/2009	$2,400	2,396

Dexia Credit Local S.A.
5.270% due 09/29/2008	8,900	8,895

Fortis Bank NY
4.745% due 04/28/2008	900	900
4.780% due 09/30/2008	1,800	1,800
5.265% due 06/30/2008	1,400	1,399

HSBC Bank USA N.A.
5.426% due 07/28/2008	3,100	3,104

Nordea Bank Finland PLC
4.991% due 05/28/2008	1,200	1,200

Nordea N.A., Inc.
5.308% due 04/09/2009	3,600	3,599

Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	300	300

Societe Generale NY
4.815% due 03/25/2008	1,000	1,000
5.271% due 06/30/2008	900	900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Unicredito Italiano NY
5.062% due 05/29/2008	$2,200	$2,200

		27,693

COMMERCIAL PAPER 24.8%
Abbey National Treasury Services PLC
4.250% due 01/07/2008	39,500	39,477

Barclays U.S. Funding Corp.
5.075% due 01/18/2008	4,300	4,290
5.180% due 01/09/2008	35,600	35,564

Citibank N.A.
5.700% due 01/30/2008	8,500	8,462
5.940% due 02/04/2008	19,300	19,195

Danske Corp.
4.970% due 01/22/2008	25,700	25,629

DnB NORBank ASA
5.080% due 01/04/2008	29,800	29,792

Freddie Mac
3.000% due 01/02/2008	10,700	10,700

General Electric Capital Corp.
3.750% due 01/02/2008	28,800	28,800

Rabobank Financial Co.
4.430% due 01/04/2008	39,300	39,290

Skandinaviska Enskilda Banken AB
4.770% due 03/20/2008	39,000	38,593

Swedbank AB
4.920% due 01/24/2008	36,500	36,390

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Unicredito Italiano SpA
5.140% due 01/18/2008	$29,700	$29,632

Westpac Banking Corp.
4.670% due 02/01/2008	12,500	12,452

		358,266

REPURCHASE AGREEMENTS 1.7%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	24,077	24,077

(Dated 12/31/2007. Collateralized by Fannie Mae 0.000% due 01/15/2008 valued at $24,559. Repurchase proceeds are $24,082.)

U.S. TREASURY BILLS 0.2%
3.022% due 02/28/2008 - 03/13/2008 (a)(d)	3,160	3,132

Total Short-Term Instruments (Cost $413,179)		413,168

PURCHASED OPTIONS (f) 0.3%
(Cost $1,036)		4,863

Total Investments 99.0% (Cost $1,430,262)		$1,429,619

Written Options (g) (0.3%) (Premiums $1,151)		(3,745)

Other Assets and Liabilities (Net) 1.3%		17,881

Net Assets (c) 100.0%		$1,443,755

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007, portfolio securities with an aggregate value of $22,417 and derivative instruments with an aggregate depreciation of ($50) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $3,132 and cash of $6,153 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	3,863	$15,491
90-Day Eurodollar June Futures	Long	06/2008	1,046	2,646
90-Day Eurodollar June Futures	Long	06/2009	315	913
90-Day Eurodollar March Futures	Long	03/2009	1,100	3,069
90-Day Eurodollar September Futures	Long	09/2008	1,396	5,233
90-Day Eurodollar September Futures	Long	09/2009	256	722
U.S. Treasury 2-Year Note March Futures	Short	03/2008	192	(151)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	81	62
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	391	170
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	68	212
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1,282	1,212
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	41	126
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	309	192
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	111	328
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	420	858

				$31,083

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	General Motors Corp. 7.125% due 07/15/2013	Sell	4.500%	12/20/2012	$400	$(34)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.290%	06/20/2009	4,000	(5)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.650%	09/20/2012	600	(12)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	1,000	(89)
Barclays Bank PLC	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.320%	09/20/2008	8,900	(19)
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	1.600%	12/20/2012	3,800	(13)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.275%	06/20/2009	4,000	(15)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.710%	12/20/2008	1,000	0
Bear Stearns & Co., Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.820%	09/20/2012	3,800	26
BNP Paribas Bank	General Motors Corp. 7.125% due 07/15/2013	Sell	4.800%	12/20/2012	200	(13)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	12/20/2012	200	(17)
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%	09/20/2012	200	(17)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.200%	09/20/2012	500	(55)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%	04/20/2009	2,700	(3)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.520%	05/20/2009	1,000	(10)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.490%	06/20/2009	4,000	(47)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	6.800%	09/20/2012	8,300	(4)
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.550%	12/20/2012	100	(8)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	4.850%	09/20/2012	900	(61)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.120%	11/20/2011	6,000	68
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.150%	09/20/2012	1,200	(59)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	500	(2)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.850%	09/20/2009	2,100	(190)
Morgan Stanley	General Motors Corp. 7.125% due 07/15/2013	Sell	4.630%	12/20/2012	100	(8)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.860%	11/20/2011	2,600	(66)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%	06/20/2008	200	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	1,000	(4)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.438%	06/20/2009	4,000	(27)

						$(684)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.360%	06/20/2012	$5,000	$(93)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.401%	06/20/2012	1,100	(19)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	500	(6)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	1.833%	06/20/2012	1,100	(28)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.080%	06/20/2012	1,100	(16)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.170%	06/20/2012	600	(7)

						$(169)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	4,200	$(36)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		1,100	(8)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		2,700	(21)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		1,400	9
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		1,500	6
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012	EUR	300	(5)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		1,300	8
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	03/20/2009		2,400	(14)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		600	(11)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		5,900	(1)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		1,100	(22)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		3,600	(76)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		900	(16)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		1,300	(24)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008	GBP	5,900	25
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		3,400	24
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		700	0
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008		3,500	14
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		6,000	(352)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	12/19/2009		1,600	60
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	12/19/2037		200	(30)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Low Duration Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009	GBP	200	$(7)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		3,100	20
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012	MXN	12,200	(22)
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$55,200	199
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		5,200	(52)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		22,300	89
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		7,100	23
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		22,100	87
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		2,800	(72)

							$(205)

(f) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$44,000	$208	$913
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	13,800	77	279
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	5,200	18	108
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	45,700	227	1,070
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	49,800	288	1,008
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	62,700	218	1,485

							$1,036	$4,863

(g) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.000	02/22/2008	15	$12	$32
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	40	30	63
Call - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/22/2008	49	38	55
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	40	17	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	49	28	12

				$125	$165

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$19,000	$209	$692
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	6,000	73	207
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	2,300	19	84
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	20,000	240	834
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	8,700	116	301
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	13,000	160	475
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	20,900	209	987

							$1,026	$3,580

(h) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	6.000%	01/01/2038	$14,000	$14,200	$14,216
Fannie Mae	6.500%	01/01/2038	8,000	8,222	8,224
Freddie Mac	5.500%	01/01/2038	7,000	7,011	6,986
Freddie Mac	6.000%	01/01/2038	34,800	35,327	35,317
U.S. Treasury Bonds	3.125%	11/30/2009	8,500	8,495	8,577

				$73,255	$73,320

(2) Market value includes $65 of interest payable on short sales.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(i) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	1,019	05/2008	$0	$0	$0
Buy	AUD	3,430	01/2008	12	(1)	11
Sell		361	01/2008	2	0	2
Buy	BRL	44,884	03/2008	2,850	0	2,850
Buy	CLP	130,534	03/2008	14	0	14
Buy	CNY	4,059	01/2008	6	0	6
Sell		4,059	01/2008	0	(10)	(10)
Buy	EUR	91	01/2008	0	(1)	(1)
Sell	GBP	10,743	01/2008	245	(4)	241
Buy	INR	302,178	05/2008	430	0	430
Buy		4,983	08/2008	0	(1)	(1)
Buy	JPY	165,239	02/2008	0	(3)	(3)
Buy	KRW	2,448,883	01/2008	0	(68)	(68)
Buy		1,263,188	05/2008	0	(13)	(13)
Buy		739,098	08/2008	0	(4)	(4)
Buy	KWD	77	05/2008	2	0	2
Buy	MXN	34,243	03/2008	21	(4)	17
Sell		10,070	03/2008	0	(7)	(7)
Buy		16,297	07/2008	16	(1)	15
Buy	MYR	6,017	05/2008	43	0	43
Buy	NZD	408	01/2008	8	0	8
Buy		408	02/2008	0	(2)	(2)
Buy	PHP	14,604	05/2008	35	0	35
Buy	PLN	279	03/2008	2	0	2
Sell		279	03/2008	0	(2)	(2)
Buy		11,325	07/2008	455	0	455
Sell		11,325	07/2008	0	(48)	(48)
Buy	RUB	85,054	01/2008	164	0	164
Sell		85,054	01/2008	3	(1)	2
Buy		104,143	07/2008	98	0	98
Sell		12,000	07/2008	0	(2)	(2)
Buy		36,489	11/2008	0	0	0
Buy	SAR	1,043	05/2008	0	(1)	(1)
Buy	SEK	5,098	03/2008	0	(8)	(8)
Buy	SGD	2,427	02/2008	54	(1)	53
Buy		5,155	05/2008	157	0	157
Buy	ZAR	201	03/2008	1	0	1
Buy		1,460	07/2008	1	(9)	(8)

				$4,619	$(191)	$4,428

See Accompanying Notes	Annual Report	December 31, 2007	15

Notes to Financial Statements

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

16	PIMCO Variable Insurance Trust

December 31, 2007

and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippines Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SAR	Saudi Riyal
INR	Indian Rupee	SEK	Swedish Krona
JPY	Japanese Yen	SGD	Singapore Dollar
KRW	South Korean Won	ZAR	South African Rand
KWD	Kuwaiti Dinar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall

18	PIMCO Variable Insurance Trust

December 31, 2007

or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(p) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $2,192,085 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(q) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the

Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

20	PIMCO Variable Insurance Trust

December 31, 2007

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$726,086	$506,119	$436,663	$95,787

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	19	$98,000	EUR	2,000	GBP	1,300	$1,000
Sales	1,518	107,900		0		0	1,680
Closing Buys	(174)	(111,000)		0		0	(1,194)
Expirations	(1,145)	(5,000)		(2,000)		(1,300)	(325)
Exercised	(25)	0		0		0	(10)
Balance at 12/31/2007	193	$89,900	EUR	0	GBP	0	$1,151

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,514	$15,321	1,150	$11,541
Administrative Class	72,534	731,748	36,746	369,230
Advisor Class	47	477	39	390
Issued as reinvestment of distributions
Institutional Class	120	1,209	106	1,072
Administrative Class	4,910	49,701	2,547	25,602
Advisor Class	1	10	0	2
Cost of shares redeemed
Institutional Class	(1,234)	(12,364)	(476)	(4,778)
Administrative Class	(16,283)	(164,427)	(8,707)	(87,388)
Advisor Class	(37)	(375)	(20)	(204)
Net increase resulting from Portfolio share transactions	61,572	$621,300	31,385	$315,467

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	75
Advisor Class	1	96

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 10,383	$ 13,565	$ (879)	$ (116)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 1,430,470	$ 8,150	$ (9,001)	$ (851)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 51,012	$ 0	$ 0
12/31/2006	26,676	0	0

(4) Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	23

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Low Duration Portfolio	0.65%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	25

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

26	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

28	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

A company of Allianz
Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

Short-Term Instruments	28.8%
U.S. Government Agencies	23.5%
Corporate Bonds & Notes	19.4%
Mortgage-Backed Securities	13.7%
Asset-Backed Securities	12.1%
Other	2.5%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (03/31/06)
PIMCO Low Duration Portfolio Advisor Class	7.33%	6.32%
Merrill Lynch 1-3 Year Treasury Index±	7.32%	6.21%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,057.21	$1,022.18
Expenses Paid During Period†	$3.11	$3.06

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	Above-index duration exposure, or sensitivity to changes in market interest rates, during the period was beneficial to performance as interest rates declined.

»	The Portfolio’s emphasis at the shorter-end of the U.S. yield curve added to returns as the U.S. yield curve steepened.

»	An emphasis on mortgage-backed securities detracted from returns as the sector underperformed U.S. Treasuries.

»	Exposure to the high yield and corporate sectors detracted from performance as these sectors underperformed U.S. Treasuries.

»	Modest exposure to emerging markets detracted from performance as the sector underperformed U.S. Treasuries on a like-duration basis.

»	Tactical exposure to non-U.S. issues with a focus on shorter-maturity U.K. securities was a negative contributor to returns as these positions underperformed comparable U.S. Treasuries.

»	Exposure to a basket of foreign currencies contributed to performance as the U.S. dollar weakened during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.06	$10.01
Net investment income (a)	0.47	0.35
Net realized/unrealized gain on investments	0.25	0.02
Total income (loss) from investment operations	0.72	0.37
Dividends from net investment income	(0.48)	(0.32)
Total distributions	(0.48)	(0.32)
Net asset value end of year or period	$10.30	$10.06
Total return	7.33%	3.75%
Net assets end of year or period (000s)	$308	$188
Ratio of expenses to average net assets	0.65%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.65%	0.75%*
Ratio of net investment income to average net assets	4.69%	4.59%*
Portfolio turnover rate	72%	200%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$1,405,542
Repurchase agreements, at value	24,077
Cash	81
Deposits with brokers for open futures contracts	6,153
Foreign currency, at value	3,509
Receivable for investments sold	69,138
Receivable for investments sold on a delayed-delivery basis	4,316
Receivable for Portfolio shares sold	2,297
Interest and dividends receivable	4,855
Variation margin receivable	1,593
Swap premiums paid	2,178
Unrealized appreciation on foreign currency contracts	4,619
Unrealized appreciation on swap agreements	658
1,529,016

Liabilities:
Payable for investments purchased	$5,153
Payable for Portfolio shares redeemed	52
Payable for short sales	73,320
Written options outstanding	3,745
Dividends payable	12
Accrued investment advisory fee	291
Accrued administrative fee	291
Accrued servicing fee	166
Variation margin payable	265
Swap premiums received	48
Unrealized depreciation on foreign currency contracts	191
Unrealized depreciation on swap agreements	1,716
Other liabilities	11
85,261

Net Assets	$1,443,755

Net Assets Consist of:
Paid in capital	$1,420,802
Undistributed net investment income	4,511
Accumulated undistributed net realized (loss)	(12,791)
Net unrealized appreciation	31,233
$1,443,755

Net Assets:
Institutional Class	$30,612
Administrative Class	1,412,835
Advisor Class	308

Shares Issued and Outstanding:
Institutional Class	2,973
Administrative Class	137,199
Advisor Class	30

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.30
Administrative Class	10.30
Advisor Class	10.30

Cost of Investments Owned	$1,406,185
Cost of Repurchase Agreements Owned	$24,077
Cost of Foreign Currency Held	$3,494
Proceeds Received on Short Sales	$73,255
Premiums Received on Written Options	$1,151

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest, net of foreign taxes*	$57,040
Dividends	323
Miscellaneous income	53
Total Income	57,416

Expenses:
Investment advisory fees	2,667
Administrative fees	2,667
Servicing fees – Administrative Class	1,564
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	18
Total Expenses	6,917

Net Investment Income	50,499

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(563)
Net realized (loss) on futures contracts, written options and swaps	(4,792)
Net realized gain on foreign currency transactions	3,332
Net change in unrealized (depreciation) on investments	(62)
Net change in unrealized appreciation on futures contracts, written options and swaps	29,728
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,405
Net Gain	32,048

Net Increase in Net Assets Resulting from Operations	$82,547

*Foreign tax withholdings	$33

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$50,499	$26,588
Net realized (loss)	(2,023)	(382)
Net change in unrealized appreciation (depreciation)	34,071	(846)
Net increase resulting from operations	82,547	25,360

Distributions to Shareholders:
From net investment income
Institutional Class	(1,209)	(1,072)
Administrative Class	(49,793)	(25,602)
Advisor Class	(10)	(2)

Total Distributions	(51,012)	(26,676)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	15,321	11,541
Administrative Class	731,748	369,230
Advisor Class	477	390
Issued as reinvestment of distributions
Institutional Class	1,209	1,072
Administrative Class	49,701	25,602
Advisor Class	10	2
Cost of shares redeemed
Institutional Class	(12,364)	(4,778)
Administrative Class	(164,427)	(87,388)
Advisor Class	(375)	(204)
Net increase resulting from Portfolio share transactions	621,300	315,467

Total Increase in Net Assets	652,835	314,151

Net Assets:
Beginning of year	790,920	476,769
End of year*	$1,443,755	$790,920

*Including undistributed net investment income of:	$4,511	$1,188

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
Daimler Finance North America LLC
9.000% due 08/03/2012	$5,000	$4,821

SLM Corp.
0.000% due 02/16/2008	2,200	2,192

Total Bank Loan Obligations (Cost $6,953)		7,013

CORPORATE BONDS & NOTES 19.3%

BANKING & FINANCE 13.6%
AIG-Fp Matched Funding Corp.
4.991% due 06/16/2008	1,700	1,700

Allstate Life Global Funding Trusts
4.924% due 03/23/2009	800	799

American Express Bank FSB
4.956% due 06/22/2009	1,300	1,296
5.009% due 10/20/2009	2,100	2,092
5.038% due 10/16/2008	2,000	1,996

American Express Centurion Bank
5.250% due 05/07/2008	1,400	1,399
5.252% due 06/12/2009	1,900	1,894

American Express Credit Corp.
5.302% due 11/09/2009	1,100	1,082

American International Group, Inc.
4.884% due 06/23/2008	600	600
5.078% due 06/16/2009	5,200	5,200

ANZ National International Ltd.
4.938% due 08/07/2009	1,500	1,496

Bank of America Corp.
4.875% due 11/06/2009	900	897

Bank of America N.A.
5.040% due 02/27/2009	700	699

Bank of Ireland
4.951% due 12/19/2008	3,100	3,099
5.016% due 12/18/2009	1,120	1,117

Bank of Scotland PLC
5.254% due 07/17/2009	2,200	2,198

Bear Stearns Cos., Inc.
4.920% due 03/30/2009	2,900	2,827
5.025% due 05/18/2010	2,400	2,269
5.072% due 08/21/2009	4,700	4,528
5.161% due 04/29/2008	3,400	3,366
5.494% due 07/16/2009	1,300	1,251

Calabash Re II Ltd.
13.391% due 01/08/2010	1,900	1,962
15.891% due 01/08/2010	1,900	1,992

Caterpillar Financial Services Corp.
4.965% due 05/18/2009	5,480	5,467
5.216% due 03/10/2009	6,400	6,389

CIT Group, Inc.
5.019% due 08/15/2008	300	298
5.091% due 12/19/2008	400	378
5.225% due 05/23/2008	4,600	4,536

Citigroup Funding, Inc.
4.858% due 06/26/2009	1,400	1,379

Citigroup Global Markets Holdings, Inc.
5.091% due 03/17/2009	1,800	1,784

Citigroup, Inc.
4.872% due 12/28/2009	4,000	3,929
4.898% due 12/26/2008	100	100
5.024% due 01/30/2009	1,400	1,389

Credit Agricole S.A.
5.053% due 05/28/2009	1,500	1,501
5.103% due 05/28/2010	1,700	1,701

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DnB NORBank ASA
5.312% due 10/13/2009	$8,400	$8,408

Export-Import Bank of Korea
5.214% due 06/01/2009	2,200	2,204

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	1,200	1,139
7.375% due 10/28/2009	1,400	1,318

General Electric Capital Corp.
4.939% due 08/15/2011	5,500	5,408
5.250% due 01/20/2010	1,400	1,384
5.284% due 01/05/2009	2,500	2,498
5.303% due 10/06/2010	2,100	2,083
5.443% due 01/08/2016	300	295

GMAC LLC
6.000% due 12/15/2011	300	252
6.034% due 09/23/2008	1,100	1,063

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	2,900	2,889
4.924% due 12/23/2008	400	399
4.958% due 11/16/2009	600	589
4.974% due 12/22/2008	2,100	2,095
5.111% due 07/29/2008	1,700	1,698
5.481% due 07/23/2009	1,300	1,299

HSBC Bank USA N.A.
5.286% due 06/10/2009	1,400	1,395

HSBC Finance Corp.
5.121% due 09/15/2008	500	500
5.137% due 05/10/2010	2,200	2,145
5.281% due 12/05/2008	1,300	1,297

ICICI Bank Ltd.
5.788% due 01/12/2010	2,300	2,271

John Deere Capital Corp.
5.292% due 04/15/2008	1,200	1,201
5.292% due 07/15/2008	1,400	1,399

JPMorgan Chase & Co.
5.419% due 10/02/2009	3,500	3,481

Lehman Brothers Holdings, Inc.
4.905% due 11/24/2008	1,000	985
4.934% due 12/23/2008	400	393
4.978% due 11/16/2009	5,200	5,068
5.082% due 08/21/2009	1,600	1,555
5.094% due 12/23/2010	900	839
5.320% due 04/03/2009	1,700	1,663
5.429% due 07/18/2011	1,000	949

Longpoint Re Ltd.
10.241% due 05/08/2010	700	719

Merrill Lynch & Co., Inc.
4.948% due 05/08/2009	1,700	1,655
5.091% due 06/16/2008	6,000	5,985
5.211% due 12/04/2009	1,400	1,358

Metropolitan Life Global Funding I
4.945% due 05/17/2010	3,200	3,179

Morgan Stanley
4.925% due 05/07/2009	2,800	2,766
5.006% due 02/09/2009	1,100	1,087
5.420% due 01/22/2009	3,700	3,660
5.459% due 01/18/2011	1,500	1,453

Mystic Re Ltd.
11.381% due 12/05/2008	1,800	1,822

National Australia Bank Ltd.
5.181% due 09/11/2009	1,400	1,399

Pricoa Global Funding I
5.061% due 07/27/2009	3,700	3,694
5.204% due 06/03/2008	3,000	3,002

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Residential Capital LLC
7.615% due 05/22/2009	$2,000	$1,430

Residential Reinsurance 2007 Ltd.
15.374% due 06/07/2010	300	313

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	2,800	2,791
5.151% due 11/20/2008	700	697

SLM Corp.
5.224% due 07/27/2009	900	847

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	1,700	1,697

VTB Capital S.A.
5.494% due 08/01/2008	1,300	1,289

Wachovia Bank N.A.
5.090% due 05/25/2010	6,000	5,968

Wachovia Corp.
5.372% due 10/15/2011	1,100	1,077

Wells Fargo & Co.
5.091% due 09/15/2009	900	894
5.186% due 03/10/2008	4,000	4,003

Westpac Banking Corp.
5.212% due 06/06/2008	900	900

World Savings Bank FSB
4.938% due 05/08/2009	7,100	7,110

		195,567

INDUSTRIALS 2.9%
Altria Group, Inc.
7.650% due 07/01/2008	200	203

Amgen, Inc.
5.133% due 11/28/2008	3,600	3,597

Anadarko Petroleum Corp.
5.391% due 09/15/2009	2,200	2,167

BP AMI Leasing, Inc.
4.868% due 06/26/2009	3,700	3,704

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	200	217

Comcast Corp.
5.542% due 07/14/2009	1,600	1,595

CSC Holdings, Inc.
7.250% due 07/15/2008	3,500	3,513

Daimler Finance North America LLC
5.461% due 03/13/2009	1,600	1,591

Diageo Capital PLC
4.987% due 11/10/2008	2,600	2,596

General Electric Co.
5.186% due 12/09/2008	2,600	2,605

Home Depot, Inc.
5.116% due 12/16/2009	6,200	6,077

Kimberly-Clark Corp.
5.060% due 07/30/2010	3,100	3,096

Time Warner, Inc.
5.109% due 11/13/2009	1,800	1,756

Transocean, Inc.
5.341% due 09/05/2008	1,300	1,294

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	3,300	3,301

Walt Disney Co.
5.294% due 07/16/2010	5,200	5,150

		42,462

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UTILITIES 2.8%
AT&T, Inc.
4.959% due 05/15/2008	$5,900	$5,895

BellSouth Corp.
4.969% due 08/15/2008	5,900	5,892

Deutsche Telekom International Finance BV
5.064% due 03/23/2009	8,900	8,863

NiSource Finance Corp.
5.585% due 11/23/2009	6,600	6,539

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	5,670	5,670

Telecom Italia Capital S.A.
5.819% due 07/18/2011	1,800	1,765

Telefonica Emisones SAU
5.226% due 06/19/2009	1,700	1,688

Verizon Communications, Inc.
5.280% due 04/03/2009	3,800	3,766

		40,078

Total Corporate Bonds & Notes (Cost $280,627)		278,107

COMMODITY INDEX-LINKED NOTES 0.2%

GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN 0.2%
Morgan Stanley
4.805% due 07/07/2008	3,000	3,006

Total Commodity Index-Linked Notes (Cost $3,000)		3,006

U.S. GOVERNMENT AGENCIES 23.4%
Fannie Mae
4.382% due 03/01/2035	265	268
4.390% due 05/01/2035	694	697
4.482% due 05/01/2035	577	577
4.500% due 06/25/2043	1,529	1,523
4.516% due 09/01/2035	1,183	1,180
4.568% due 11/01/2035	1,345	1,341
4.628% due 08/01/2035	3,273	3,247
4.645% due 07/01/2035	485	483
4.925% due 12/25/2036 - 07/25/2037	3,878	3,748
4.985% due 03/25/2034	107	105
5.000% due 12/25/2016 - 12/01/2037	70,230	70,221
5.215% due 09/25/2042 - 03/25/2044	1,399	1,386
5.265% due 05/25/2031 - 11/25/2032	1,405	1,399
5.500% due 12/01/2009 - 01/01/2038	63,126	63,885
5.701% due 07/01/2034	189	190
6.000% due 08/01/2016 - 12/01/2037	69,023	70,112
6.063% due 07/01/2042 - 06/01/2043	1,281	1,280
6.113% due 09/01/2041	585	584
6.188% due 09/01/2034	72	73
6.263% due 09/01/2040	6	6
6.341% due 12/01/2036	76	77
6.500% due 08/01/2037 - 12/25/2042	7,923	8,145
6.817% due 11/01/2035	311	320

Federal Housing Administration
7.430% due 10/01/2020	19	19

Freddie Mac
4.704% due 06/01/2035	2,031	2,038
4.905% due 12/25/2036	4,832	4,768

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.910% due 07/01/2035	$884	$883
5.000% due 10/01/2018 - 12/15/2026	4,060	4,044
5.125% due 08/25/2031	387	388
5.178% due 07/15/2019 - 10/15/2020	34,032	33,901
5.258% due 02/15/2019	11,722	11,665
5.328% due 05/15/2036	1,047	1,044
5.378% due 12/15/2030	483	483
5.428% due 06/15/2018	170	171
5.500% due 08/15/2030 - 11/01/2037	6,994	6,981
6.000% due 09/01/2016 - 10/01/2037	38,283	38,861
6.063% due 02/25/2045	787	786
6.500% due 07/25/2043	149	153

Total U.S. Government Agencies (Cost $335,178)		337,032

U.S. TREASURY OBLIGATIONS 0.2%
Treasury Inflation Protected Securities (b)
2.375% due 04/15/2011	3,158	3,292

Total U.S. Treasury Obligations (Cost $3,258)		3,292

MORTGAGE-BACKED SECURITIES 13.7%
Adjustable Rate Mortgage Trust
5.132% due 09/25/2035	1,936	1,923

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,400	1,376
4.390% due 02/25/2045	504	484

Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	436	435

Banc of America Funding Corp.
4.111% due 05/25/2035	7,267	7,178
6.144% due 01/20/2047	1,515	1,493

Banc of America Mortgage Securities, Inc.
4.150% due 10/25/2033	1,113	1,102
4.341% due 05/25/2033	2,763	2,756
5.660% due 07/25/2034	1,730	1,739
6.500% due 10/25/2031	76	77

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	31,011	30,617
4.550% due 08/25/2035	7,870	7,727
4.750% due 10/25/2035	2,437	2,422
4.779% due 01/25/2034	116	115
4.956% due 01/25/2035	1,396	1,385
5.037% due 04/25/2033	26	26
5.073% due 11/25/2034	3,136	3,132
5.437% due 04/25/2033	50	50
5.705% due 07/25/2034	1,402	1,407
5.789% due 02/25/2033	8	8

Bear Stearns Alt-A Trust
4.996% due 12/25/2033	1,560	1,553
5.025% due 02/25/2034	1,242	1,180
5.368% due 05/25/2035	834	825
5.527% due 09/25/2035	741	730

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	2,555	2,538

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,745	4,696
5.684% due 01/26/2036	2,271	2,250
5.787% due 12/26/2046	1,246	1,231

Citigroup Mortgage Loan Trust, Inc.
4.679% due 08/25/2035	2,931	2,894
4.900% due 12/25/2035	666	658

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
4.500% due 06/25/2035	$1,826	$1,807
5.045% due 05/25/2047	1,125	1,063
5.145% due 02/25/2037	5,498	5,198
6.000% due 10/25/2033	89	87
6.500% due 06/25/2033	5	5

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	3,546	3,527
4.801% due 11/25/2034	1,980	1,967
5.105% due 04/25/2035	77	77
5.135% due 05/25/2034	9	9
5.250% due 02/20/2036	1,078	1,054

CS First Boston Mortgage Securities Corp.
4.918% due 07/25/2033	19,918	19,823
4.938% due 12/15/2040	542	540
5.758% due 03/25/2032	5	5

First Horizon Alternative Mortgage Securities
5.302% due 09/25/2034	3,450	3,436

First Horizon Asset Securities, Inc.
5.372% due 08/25/2035	1,095	1,090

GMAC Mortgage Corp. Loan Trust
5.016% due 11/19/2035	696	693

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	1,304	1,277
4.945% due 01/25/2047	1,472	1,444

Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/2033	1,667	1,654

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	2,142	2,048
5.352% due 06/06/2020	38	38

GSR Mortgage Loan Trust
4.539% due 09/25/2035	3,039	3,016
6.000% due 03/25/2032	2	2

Harborview Mortgage Loan Trust
3.941% due 06/19/2034	11,200	11,037
5.148% due 07/19/2035	1,642	1,623
5.185% due 05/19/2035	272	257

Impac CMB Trust
5.783% due 07/25/2033	536	534

Indymac Index Mortgage Loan Trust
5.047% due 12/25/2034	794	786

JPMorgan Mortgage Trust
5.023% due 02/25/2035	1,161	1,138

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	726	725

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	252	251

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	1,879	1,862

MASTR Asset Securitization Trust
5.500% due 09/25/2033	75	74

Mellon Residential Funding Corp.
5.508% due 06/15/2030	492	486

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	735	708

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	1,996	1,956
5.115% due 11/25/2035	546	528
5.865% due 10/25/2035	396	389
6.989% due 01/25/2029	88	89

Morgan Stanley Capital I
5.088% due 10/15/2020	2,759	2,697

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Prime Mortgage Trust
5.265% due 02/25/2019	$17	$17
5.265% due 02/25/2034	61	60

Residential Funding Mortgage Securities I, Inc.
5.216% due 09/25/2035	2,039	2,010

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	235	225

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	917	912
5.305% due 08/25/2034	1,161	1,156
5.357% due 01/25/2035	2,213	2,200
5.535% due 08/25/2035	657	652
6.188% due 01/25/2035	579	562

Structured Asset Mortgage Investments, Inc.
4.965% due 09/25/2047	3,412	3,384
5.145% due 02/25/2036	349	332
5.215% due 07/19/2035	1,593	1,535
5.295% due 09/19/2032	14	14

Structured Asset Securities Corp.
5.331% due 10/25/2035	1,454	1,441

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	1,251	1,223
4.985% due 09/25/2046	2,817	2,755

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	2,618	2,508
5.118% due 09/15/2021	3,494	3,442

Washington Mutual, Inc.
3.027% due 08/25/2033	3,000	2,981
5.135% due 12/25/2045	335	314
5.155% due 10/25/2045	1,877	1,765
5.483% due 02/27/2034	67	66
5.518% due 01/25/2047	740	697
5.988% due 11/25/2042	195	189
6.059% due 05/25/2041	143	143
6.188% due 06/25/2042	146	139
6.188% due 08/25/2042	455	438
6.288% due 09/25/2046	1,014	992

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	2,574	2,547
4.950% due 03/25/2036	1,363	1,349
4.998% due 12/25/2034	1,922	1,895

Total Mortgage-Backed Securities (Cost $197,021)		196,950

ASSET-BACKED SECURITIES 12.0%
Accredited Mortgage Loan Trust
4.905% due 09/25/2036	1,900	1,877

ACE Securities Corp.
4.925% due 10/25/2036	1,425	1,376

Amortizing Residential Collateral Trust
5.155% due 07/25/2032	13	12

Argent Securities, Inc.
4.915% due 09/25/2036	399	394
4.925% due 05/25/2036	585	583

Asset-Backed Funding Certificates
4.925% due 10/25/2036	1,125	1,112
4.925% due 01/25/2037	879	865

Asset-Backed Securities Corp. Home Equity
4.915% due 12/25/2036	1,490	1,460
5.140% due 09/25/2034	286	280
6.678% due 03/15/2032	310	301

Atrium CDO Corp.
5.441% due 06/27/2015	6,343	6,296

Bear Stearns Asset-Backed Securities Trust
5.065% due 09/25/2034	39	39
5.865% due 10/25/2037	5,258	5,056

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Carrington Mortgage Loan Trust
4.965% due 06/25/2037	$2,649	$2,590
5.115% due 06/25/2035	1,370	1,363

Chase Credit Card Master Trust
5.138% due 02/15/2011	2,300	2,300
6.328% due 07/15/2010	2,400	2,408

CIT Group Home Equity Loan Trust
5.135% due 06/25/2033	2	2

Citibank Credit Card Issuance Trust
2.900% due 05/17/2010	2,500	2,483
5.045% due 02/07/2010	9,300	9,302

Citigroup Mortgage Loan Trust, Inc.
4.905% due 08/25/2036	438	435
4.925% due 05/25/2037	17,017	16,202
4.965% due 10/25/2036	7,100	6,787

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	936	924
4.915% due 05/25/2037	11,328	11,072
4.915% due 12/25/2046	355	351
4.915% due 03/25/2047	856	842
4.935% due 06/25/2037	1,153	1,125
4.945% due 06/25/2037	971	947
4.975% due 10/25/2046	912	892
5.045% due 09/25/2036	9,163	8,514
5.125% due 05/25/2036	5,200	5,110
5.345% due 12/25/2031	66	61

Credit-Based Asset Servicing & Securitization LLC
4.925% due 03/25/2036	126	125
4.925% due 11/25/2036	1,074	1,037

CS First Boston Mortgage Securities Corp.
5.485% due 01/25/2032	13	13

Equity One Asset-Backed Securities, Inc.
5.145% due 11/25/2032	16	16

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	1,701	1,632

First USA Credit Card Master Trust
5.156% due 04/18/2011	4,400	4,402

Ford Credit Auto Owner Trust
5.292% due 10/15/2008	3,200	3,205

Fremont Home Loan Trust
4.925% due 01/25/2037	923	900
4.935% due 02/25/2037	571	560

GE-WMC Mortgage Securities LLC
4.905% due 08/25/2036	469	452

GS Auto Loan Trust
5.344% due 07/15/2008	623	624

GSAMP Trust
4.935% due 12/25/2036	1,352	1,315
5.155% due 03/25/2034	163	162

GSR Mortgage Loan Trust
4.965% due 11/25/2030	70	69

HFC Home Equity Loan Asset-Backed Certificates
5.019% due 03/20/2036	767	756
5.239% due 01/20/2034	2,280	2,228
5.299% due 09/20/2033	178	173

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	729	703

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	753	737

JPMorgan Mortgage Acquisition Corp.
4.915% due 08/25/2036	496	487
4.925% due 04/01/2037	1,888	1,807

Lehman XS Trust
4.935% due 05/25/2046	358	355

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.945% due 11/25/2046		$2,138	$2,048
4.985% due 11/25/2036		1,493	1,492
Long Beach Mortgage Loan Trust
4.955% due 01/25/2046		92	91
5.145% due 10/25/2034		34	33

MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036		1,150	1,120

Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036		2,609	2,573

Morgan Stanley ABS Capital I
4.915% due 09/25/2036		3,919	3,818
4.925% due 05/25/2037		2,406	2,322

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037		7,523	7,292

Nelnet Student Loan Trust
5.182% due 09/25/2012		52	52

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036		392	389

Option One Mortgage Loan Trust
4.915% due 01/25/2037		1,210	1,191
4.955% due 04/25/2037		8,575	8,409

Residential Asset Securities Corp.
4.905% due 08/25/2036		366	362
4.935% due 11/25/2036		1,122	1,096

Residential Funding Mortgage Securities II, Inc.
4.985% due 05/25/2037		2,451	2,408

Saxon Asset Securities Trust
4.925% due 10/25/2046		504	498

Securitized Asset-Backed Receivables LLC Trust
4.995% due 05/25/2037		2,198	2,172

SLM Student Loan Trust
5.064% due 04/25/2014		3,777	3,773
5.084% due 01/25/2016		337	338
5.084% due 10/25/2016		2,354	2,348
5.094% due 04/27/2015		755	755

Soundview Home Equity Loan Trust
4.915% due 10/25/2036		655	643
4.925% due 11/25/2036		4,300	4,248
4.945% due 01/25/2037		4,252	4,172
4.995% due 03/25/2036		2,088	2,081

Structured Asset Securities Corp.
4.915% due 10/25/2036		1,395	1,370
4.995% due 12/25/2035		88	88

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034		52	51

USAA Auto Owner Trust
5.337% due 07/11/2008		436	436

Wells Fargo Home Equity Trust
4.915% due 01/25/2037		737	724

Total Asset-Backed Securities (Cost $177,406)			173,512

SOVEREIGN ISSUES 0.4%
Korea Development Bank
5.380% due 04/03/2010		6,100	6,084

Total Sovereign Issues (Cost $6,100)			6,084

FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	2,900	1,583
12.500% due 01/05/2022		900	566

Total Foreign Currency-Denominated Issues (Cost $2,042)			2,149

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments Low Duration Portfolio (Cont.)

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049	420	$4,443

Total Preferred Stocks (Cost $4,462)		4,443

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 28.6%

CERTIFICATES OF DEPOSIT 1.9%
Calyon Financial, Inc.
5.204% due 01/16/2009	$2,400	2,396

Dexia Credit Local S.A.
5.270% due 09/29/2008	8,900	8,895

Fortis Bank NY
4.745% due 04/28/2008	900	900
4.780% due 09/30/2008	1,800	1,800
5.265% due 06/30/2008	1,400	1,399

HSBC Bank USA N.A.
5.426% due 07/28/2008	3,100	3,104

Nordea Bank Finland PLC
4.991% due 05/28/2008	1,200	1,200

Nordea N.A., Inc.
5.308% due 04/09/2009	3,600	3,599

Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	300	300

Societe Generale NY
4.815% due 03/25/2008	1,000	1,000
5.271% due 06/30/2008	900	900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Unicredito Italiano NY
5.062% due 05/29/2008	$2,200	$2,200

		27,693

COMMERCIAL PAPER 24.8%
Abbey National Treasury Services PLC
4.250% due 01/07/2008	39,500	39,477

Barclays U.S. Funding Corp.
5.075% due 01/18/2008	4,300	4,290
5.180% due 01/09/2008	35,600	35,564

Citibank N.A.
5.700% due 01/30/2008	8,500	8,462
5.940% due 02/04/2008	19,300	19,195

Danske Corp.
4.970% due 01/22/2008	25,700	25,629

DnB NORBank ASA
5.080% due 01/04/2008	29,800	29,792

Freddie Mac
3.000% due 01/02/2008	10,700	10,700

General Electric Capital Corp.
3.750% due 01/02/2008	28,800	28,800

Rabobank Financial Co.
4.430% due 01/04/2008	39,300	39,290

Skandinaviska Enskilda Banken AB
4.770% due 03/20/2008	39,000	38,593

Swedbank AB
4.920% due 01/24/2008	36,500	36,390

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Unicredito Italiano SpA
5.140% due 01/18/2008	$29,700	$29,632

Westpac Banking Corp.
4.670% due 02/01/2008	12,500	12,452

		358,266

REPURCHASE AGREEMENTS 1.7%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	24,077	24,077

(Dated 12/31/2007. Collateralized by Fannie Mae 0.000% due 01/15/2008 valued at $24,559. Repurchase proceeds are $24,082.)

U.S. TREASURY BILLS 0.2%
3.022% due 02/28/2008 - 03/13/2008 (a)(d)	3,160	3,132

Total Short-Term Instruments (Cost $413,179)		413,168

PURCHASED OPTIONS (f) 0.3%
(Cost $1,036)		4,863

Total Investments 99.0% (Cost $1,430,262)		$1,429,619

Written Options (g) (0.3%) (Premiums $1,151)		(3,745)

Other Assets and Liabilities (Net) 1.3%		17,881

Net Assets (c) 100.0%		$1,443,755

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007, portfolio securities with an aggregate value of $22,417 and derivative instruments with an aggregate depreciation of ($50) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $3,132 and cash of $6,153 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	3,863	$15,491
90-Day Eurodollar June Futures	Long	06/2008	1,046	2,646
90-Day Eurodollar June Futures	Long	06/2009	315	913
90-Day Eurodollar March Futures	Long	03/2009	1,100	3,069
90-Day Eurodollar September Futures	Long	09/2008	1,396	5,233
90-Day Eurodollar September Futures	Long	09/2009	256	722
U.S. Treasury 2-Year Note March Futures	Short	03/2008	192	(151)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	81	62
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	391	170
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	68	212
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1,282	1,212
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	41	126
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	309	192
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	111	328
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	420	858

				$31,083

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	General Motors Corp. 7.125% due 07/15/2013	Sell	4.500%	12/20/2012	$400	$(34)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.290%	06/20/2009	4,000	(5)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.650%	09/20/2012	600	(12)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	1,000	(89)
Barclays Bank PLC	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.320%	09/20/2008	8,900	(19)
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	1.600%	12/20/2012	3,800	(13)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.275%	06/20/2009	4,000	(15)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.710%	12/20/2008	1,000	0
Bear Stearns & Co., Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.820%	09/20/2012	3,800	26
BNP Paribas Bank	General Motors Corp. 7.125% due 07/15/2013	Sell	4.800%	12/20/2012	200	(13)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	12/20/2012	200	(17)
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%	09/20/2012	200	(17)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.200%	09/20/2012	500	(55)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.730%	04/20/2009	2,700	(3)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.520%	05/20/2009	1,000	(10)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.490%	06/20/2009	4,000	(47)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	6.800%	09/20/2012	8,300	(4)
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.550%	12/20/2012	100	(8)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	4.850%	09/20/2012	900	(61)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.120%	11/20/2011	6,000	68
Lehman Brothers, Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.150%	09/20/2012	1,200	(59)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	500	(2)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.850%	09/20/2009	2,100	(190)
Morgan Stanley	General Motors Corp. 7.125% due 07/15/2013	Sell	4.630%	12/20/2012	100	(8)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.860%	11/20/2011	2,600	(66)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%	06/20/2008	200	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	1,000	(4)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.438%	06/20/2009	4,000	(27)

						$(684)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.360%	06/20/2012	$5,000	$(93)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.401%	06/20/2012	1,100	(19)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	500	(6)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	1.833%	06/20/2012	1,100	(28)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.080%	06/20/2012	1,100	(16)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.170%	06/20/2012	600	(7)

						$(169)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	4,200	$(36)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		1,100	(8)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		2,700	(21)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		1,400	9
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		1,500	6
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012	EUR	300	(5)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		1,300	8
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	03/20/2009		2,400	(14)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		600	(11)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		5,900	(1)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		1,100	(22)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		3,600	(76)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		900	(16)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		1,300	(24)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008	GBP	5,900	25
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		3,400	24
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		700	0
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008		3,500	14
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		6,000	(352)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	12/19/2009		1,600	60
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	12/19/2037		200	(30)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Low Duration Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009	GBP	200	$(7)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		3,100	20
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012	MXN	12,200	(22)
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$55,200	199
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		5,200	(52)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		22,300	89
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		7,100	23
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		22,100	87
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		2,800	(72)

							$(205)

(f) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$44,000	$208	$913
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	13,800	77	279
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	5,200	18	108
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	45,700	227	1,070
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	49,800	288	1,008
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	62,700	218	1,485

							$1,036	$4,863

(g) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.000	02/22/2008	15	$12	$32
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	40	30	63
Call - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/22/2008	49	38	55
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	40	17	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	49	28	12

				$125	$165

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$19,000	$209	$692
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	6,000	73	207
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	2,300	19	84
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	20,000	240	834
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	8,700	116	301
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	13,000	160	475
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	20,900	209	987

							$1,026	$3,580

(h) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	6.000%	01/01/2038	$14,000	$14,200	$14,216
Fannie Mae	6.500%	01/01/2038	8,000	8,222	8,224
Freddie Mac	5.500%	01/01/2038	7,000	7,011	6,986
Freddie Mac	6.000%	01/01/2038	34,800	35,327	35,317
U.S. Treasury Bonds	3.125%	11/30/2009	8,500	8,495	8,577

				$73,255	$73,320

(2) Market value includes $65 of interest payable on short sales.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(i) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	1,019	05/2008	$0	$0	$0
Buy	AUD	3,430	01/2008	12	(1)	11
Sell		361	01/2008	2	0	2
Buy	BRL	44,884	03/2008	2,850	0	2,850
Buy	CLP	130,534	03/2008	14	0	14
Buy	CNY	4,059	01/2008	6	0	6
Sell		4,059	01/2008	0	(10)	(10)
Buy	EUR	91	01/2008	0	(1)	(1)
Sell	GBP	10,743	01/2008	245	(4)	241
Buy	INR	302,178	05/2008	430	0	430
Buy		4,983	08/2008	0	(1)	(1)
Buy	JPY	165,239	02/2008	0	(3)	(3)
Buy	KRW	2,448,883	01/2008	0	(68)	(68)
Buy		1,263,188	05/2008	0	(13)	(13)
Buy		739,098	08/2008	0	(4)	(4)
Buy	KWD	77	05/2008	2	0	2
Buy	MXN	34,243	03/2008	21	(4)	17
Sell		10,070	03/2008	0	(7)	(7)
Buy		16,297	07/2008	16	(1)	15
Buy	MYR	6,017	05/2008	43	0	43
Buy	NZD	408	01/2008	8	0	8
Buy		408	02/2008	0	(2)	(2)
Buy	PHP	14,604	05/2008	35	0	35
Buy	PLN	279	03/2008	2	0	2
Sell		279	03/2008	0	(2)	(2)
Buy		11,325	07/2008	455	0	455
Sell		11,325	07/2008	0	(48)	(48)
Buy	RUB	85,054	01/2008	164	0	164
Sell		85,054	01/2008	3	(1)	2
Buy		104,143	07/2008	98	0	98
Sell		12,000	07/2008	0	(2)	(2)
Buy		36,489	11/2008	0	0	0
Buy	SAR	1,043	05/2008	0	(1)	(1)
Buy	SEK	5,098	03/2008	0	(8)	(8)
Buy	SGD	2,427	02/2008	54	(1)	53
Buy		5,155	05/2008	157	0	157
Buy	ZAR	201	03/2008	1	0	1
Buy		1,460	07/2008	1	(9)	(8)

				$4,619	$(191)	$4,428

See Accompanying Notes	Annual Report	December 31, 2007	15

Notes to Financial Statements

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

16	PIMCO Variable Insurance Trust

December 31, 2007

and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippines Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SAR	Saudi Riyal
INR	Indian Rupee	SEK	Swedish Krona
JPY	Japanese Yen	SGD	Singapore Dollar
KRW	South Korean Won	ZAR	South African Rand
KWD	Kuwaiti Dinar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall

18	PIMCO Variable Insurance Trust

December 31, 2007

or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(p) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $2,192,085 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(q) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the

Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

20	PIMCO Variable Insurance Trust

December 31, 2007

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$726,086	$506,119	$436,663	$95,787

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	19	$98,000	EUR	2,000	GBP	1,300	$1,000
Sales	1,518	107,900		0		0	1,680
Closing Buys	(174)	(111,000)		0		0	(1,194)
Expirations	(1,145)	(5,000)		(2,000)		(1,300)	(325)
Exercised	(25)	0		0		0	(10)
Balance at 12/31/2007	193	$89,900	EUR	0	GBP	0	$1,151

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,514	$15,321	1,150	$11,541
Administrative Class	72,534	731,748	36,746	369,230
Advisor Class	47	477	39	390
Issued as reinvestment of distributions
Institutional Class	120	1,209	106	1,072
Administrative Class	4,910	49,701	2,547	25,602
Advisor Class	1	10	0	2
Cost of shares redeemed
Institutional Class	(1,234)	(12,364)	(476)	(4,778)
Administrative Class	(16,283)	(164,427)	(8,707)	(87,388)
Advisor Class	(37)	(375)	(20)	(204)
Net increase resulting from Portfolio share transactions	61,572	$621,300	31,385	$315,467

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	75
Advisor Class	1	96

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 10,383	$ 13,565	$ (879)	$ (116)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 1,430,470	$ 8,150	$ (9,001)	$ (851)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 51,012	$ 0	$ 0
12/31/2006	26,676	0	0

(4) Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	23

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Low Duration Portfolio	0.65%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	25

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

26	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

28	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Money Market Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

Commercial Paper	85.5%
Certificates of Deposit	7.9%
Corporate Bonds & Notes	6.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	7-Day Yield	30-Day Yield	1 Year	5 Years	Portfolio Inception (09/30/99)
PIMCO Money Market Portfolio Administrative Class	4.36%	4.41%	4.86%	2.76%	3.19%
Citigroup 3-Month Treasury Bill Index±	—	—	4.74%	2.95%	3.36%
Lipper Money Market Fund Index±±	—	—	4.76%	2.65%	3.09%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.47% for Administrative Class shares.

An investment in the PIMCO Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

±± Lipper Money Market Fund Index is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,023.96	$1,022.74
Expenses Paid During Period†	$2.50	$2.50

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.03% to 0.12%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid During Period” amounts would have been $2.40 for Administrative Class Shares based upon the Portfolio’s actual performance and $2.40 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

»	The Portfolio, which maintains an AA+ money market fund rating, emphasizes high-quality commercial paper, high-quality corporate debt issues, and certificates of deposit.

»

An emphasis on zero- to 90-day maturities was favorable for portfolio yields as the money market yield curve moved from flat to inverted during the period with higher yields in the zero- to 90-day maturity range.

»	Top-tier commercial paper provided incremental yields over U.S. Treasury bills. The sector was particularly attractive during the period due to increased spread levels.

»	Short-maturity certificates of deposit delivered excess yields over like-maturity U.S. Treasuries, which added to the Portfolio’s performance.

»	Holdings in Yankee commercial paper helped performance as commercial paper issued by non-U.S. institutions on average had a higher yield than the commercial paper issued by U.S. institutions.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected per Share Data for the Year Ended:	12/31/2007		12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.05		0.05	0.03	0.01	0.01
Dividends from net investment income	(0.05)		(0.05)	(0.03)	(0.01)	(0.01)
Net asset value end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	4.86%		4.61%	2.77%	0.89%	0.72%
Net assets end of year (000s)	$167,465		$66,240	$43,434	$32,184	$27,032
Ratio of expenses to average net assets	0.49	%(b)	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.49	%(b)	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.76%		4.61%	2.81%	0.91%	0.70%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$376,928
Cash	143
Receivable for Portfolio shares sold	4,216
Interest and dividends receivable	402
381,689

Liabilities:
Payable for Portfolio shares redeemed	$225
Accrued investment advisory fee	37
Accrued administrative fee	61
Accrued servicing fee	19
342

Net Assets	$381,347

Net Assets Consist of:
Paid in capital	$381,333
Undistributed net investment income	27
Accumulated undistributed net realized (loss)	(13)
$381,347

Net Assets:
Institutional Class	$213,882
Administrative Class	167,465

Shares Issued and Outstanding:
Institutional Class	213,874
Administrative Class	167,458

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$376,928

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$18,371
Total Income	18,371

Expenses:
Investment advisory fees	495
Administrative fees	697
Servicing fees – Administrative Class	207
Trustees’ fees	6
Interest expense	11
Total Expenses	1,416

Net Investment Income	16,955

Net Realized Gain:
Net realized gain on investments	10
Net Gain	10

Net Increase in Net Assets Resulting from Operations	$16,965

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$16,955	$8,555
Net realized gain (loss)	10	(16)
Net increase resulting from operations	16,965	8,539

Distributions to Shareholders:
From net investment income
Institutional Class	(10,376)	(6,063)
Administrative Class	(6,573)	(2,476)

Total Distributions	(16,949)	(8,539)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	161,006	159,066
Administrative Class	415,335	72,207
Issued as reinvestment of distributions
Institutional Class	10,338	6,063
Administrative Class	6,573	2,477
Cost of shares redeemed
Institutional Class	(164,776)	(58,019)
Administrative Class	(320,690)	(51,878)
Net increase resulting from Portfolio share transactions	107,786	129,916

Total Increase in Net Assets	107,802	129,916

Net Assets:
Beginning of year	273,545	143,629
End of year*	$381,347	$273,545

*Including undistributed net investment income of:	$27	$21

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 6.5%

BANKING & FINANCE 5.5%
American Express Centurion Bank
5.450% due 11/07/2008	$3,600	$3,600

American Honda Finance Corp.
4.200% due 07/14/2008	4,700	4,685

Bank One N.A.
6.250% due 02/15/2008	2,900	2,906

Bear Stearns Cos., Inc.
5.128% due 01/15/2008	2,600	2,600

HSBC Finance Corp.
6.400% due 06/17/2008	3,500	3,522

John Deere Capital Corp.
5.038% due 09/25/2008	3,800	3,800

		21,113

INDUSTRIALS 1.0%
International Business Machines Corp.
5.185% due 09/02/2008	3,800	3,799

Total Corporate Bonds & Notes (Cost $24,912)		24,912

SHORT-TERM INSTRUMENTS 92.3%

CERTIFICATES OF DEPOSIT 7.8%
Abbey National Treasury Services PLC
5.175% due 07/02/2008	600	600

ABN AMRO N.A. Finance
5.405% due 07/11/2008	5,500	5,500

Citibank N.A.
5.010% due 03/12/2008	7,300	7,300

Fortis Bank NY
4.790% due 06/30/2008	3,800	3,793
4.894% due 05/20/2008	11,000	10,993

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Royal Bank of Scotland Group PLC
4.810% due 03/26/2008	$1,100	$1,100

Unicredito Italiano NY
5.062% due 05/29/2008	300	300

		29,586

COMMERCIAL PAPER 84.5%
Abbey National Treasury Services PLC
4.570% due 01/04/2008	6,500	6,498

ANZ National International Ltd.
5.090% due 01/22/2008	8,000	7,977

ASB Finance Ltd.
5.500% due 01/22/2008	7,000	6,979

Bank of America Corp.
4.920% due 03/04/2008	7,100	7,040

Barclays U.S. Funding Corp.
5.160% due 01/03/2008	14,000	13,998

Calyon Financial, Inc.
4.960% due 03/11/2008	7,200	7,131

Danske Corp.
5.000% due 01/08/2008	14,000	13,988

DnB NORBank ASA
4.610% due 05/02/2008	10,000	9,845
5.080% due 02/01/2008	7,000	6,970

Fannie Mae
4.078% due 06/11/2008	6,200	6,087
4.260% due 01/29/2008	67,000	66,786

Federal Home Loan Bank
4.020% due 06/06/2008	7,000	6,878

Freddie Mac
3.000% due 01/02/2008	21,500	21,500

General Electric Capital Corp.
5.155% due 02/29/2008	11,600	11,504

ING U.S. Funding LLC
4.950% due 01/28/2008	7,800	7,772

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
National Australia Bank Ltd.
4.510% due 01/18/2008	$7,000	$6,986

Nestle Capital Corp.
4.750% due 03/04/2008	10,900	10,811

Nordea N.A., Inc.
4.700% due 02/13/2008	12,700	12,630

Rabobank Financial Co.
4.430% due 01/04/2008	6,700	6,698

Royal Bank of Scotland Group PLC
4.900% due 02/07/2008	900	896
5.000% due 02/04/2008	6,200	6,172

Skandinaviska Enskilda Banken AB
4.850% due 02/08/2008	9,200	9,154
4.940% due 06/02/2008	6,500	6,364

Svenska Handelsbanken AB
4.730% due 02/08/2008	14,000	13,932

Swedbank AB
5.135% due 01/17/2008	16,500	16,465

Toyota Motor Credit Corp.
4.560% due 06/06/2008	6,600	6,470

UBS Finance Delaware LLC
5.020% due 02/29/2008	7,000	6,943

Unicredito Italiano SpA
5.125% due 01/22/2008	11,000	10,969

Wells Fargo & Co.
4.250% due 01/18/2008	7,000	6,987

		322,430

Total Short-Term Instruments (Cost $352,016)		352,016

Total Investments 98.8% (Cost $376,928)		$376,928

Other Assets and Liabilities (Net) 1.2%		4,419

Net Assets 100.0%		$381,347

See Accompanying Notes	Annual Report	December 31, 2007	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.03% to 0.12%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly

10	PIMCO Variable Insurance Trust

December 31, 2007

administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	161,006	$161,006	159,066	$159,066
Administrative Class	415,335	415,335	72,207	72,207
Issued as reinvestment of distributions
Institutional Class	10,338	10,338	6,063	6,063
Administrative Class	6,573	6,573	2,477	2,477
Cost of shares redeemed
Institutional Class	(164,776)	(164,776)	(58,019)	(58,019)
Administrative Class	(320,690)	(320,690)	(51,878)	(51,878)
Net increase resulting from Portfolio share transactions	107,786	$107,786	129,916	$129,916

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	2	98

7.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post- October Deferral
$ 27	$ 0	$ 0	$ 0	$ (13)	$ 0

(1) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 376,928	$ 0	$ 0	$ 0

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (2)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 16,949	$ 0	$ 0
12/31/2006	8,539	0	0

(2) Includes short-term capital gains, if any, distributed.

12	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	13

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

14	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	15

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

16	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	17

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

18	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

P I M C O

PIMCO Variable Insurance Trust

Money Market Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

Commercial Paper	85.5%
Certificates Of Deposit	7.9%
Corporate Bonds & Notes	6.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	7-Day Yield	30-Day Yield	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Money Market Portfolio Institutional Class	4.51%	4.56%	5.01%	2.92%	3.20%
Citigroup 3-Month Treasury Bill Index±	—	—	4.74%	2.95%	3.24%
Lipper Money Market Fund Index±±	—	—	4.76%	2.65%	2.95%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

An investment in the PIMCO Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

±± Lipper Money Market Fund Index is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,024.74	$1,023.49
Expenses Paid During Period†	$1.74	$1.73

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.03% to 0.12%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid During Period” amounts would have been $1.63 for Institutional Class Shares based upon the Portfolio’s actual performance and $1.63 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

»	The Portfolio, which maintains an AA+ money market fund rating, emphasizes high-quality commercial paper, high-quality corporate debt issues, and certificates of deposit.

»

An emphasis on zero-to 90-day maturities was favorable for portfolio yields as the money market yield curve moved from flat to inverted during the period with higher yields in the zero-to 90-day maturity range.

»	Top-tier commercial paper provided incremental yields over U.S. Treasury bills. The sector was particularly attractive during the period due to increased spread levels.

»	Short-maturity certificates of deposit delivered excess yields over like-maturity U.S. Treasuries, which added to the Portfolio’s performance.

»	Holdings in Yankee commercial paper helped performance as commercial paper issued by non-U.S. institutions on average had a higher yield than the commercial paper issued by U.S. institutions.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected per Share Data for the Year Ended:	12/31/2007		12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.05		0.05	0.03	0.01	0.01
Dividends from net investment income	(0.05)		(0.05)	(0.03)	(0.01)	(0.01)
Net asset value end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	5.01%		4.78%	2.93%	1.06%	0.88%
Net assets end of year (000s)	$213,882		$207,305	$100,195	$12	$11
Ratio of expenses to average net assets	0.34	%(b)	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.34	%(b)	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	4.91%		4.77%	3.23%	1.04%	0.85%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$376,928
Cash	143
Receivable for Portfolio shares sold	4,216
Interest and dividends receivable	402
381,689

Liabilities:
Payable for Portfolio shares redeemed	$225
Accrued investment advisory fee	37
Accrued administrative fee	61
Accrued servicing fee	19
342

Net Assets	$381,347

Net Assets Consist of:
Paid in capital	$381,333
Undistributed net investment income	27
Accumulated undistributed net realized (loss)	(13)
$381,347

Net Assets:
Institutional Class	$213,882
Administrative Class	167,465

Shares Issued and Outstanding:
Institutional Class	213,874
Administrative Class	167,458

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$376,928

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$18,371
Total Income	18,371

Expenses:
Investment advisory fees	495
Administrative fees	697
Servicing fees – Administrative Class	207
Trustees’ fees	6
Interest expense	11
Total Expenses	1,416

Net Investment Income	16,955

Net Realized Gain:
Net realized gain on investments	10
Net Gain	10

Net Increase in Net Assets Resulting from Operations	$16,965

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$16,955	$8,555
Net realized gain (loss)	10	(16)
Net increase resulting from operations	16,965	8,539

Distributions to Shareholders:
From net investment income
Institutional Class	(10,376)	(6,063)
Administrative Class	(6,573)	(2,476)

Total Distributions	(16,949)	(8,539)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	161,006	159,066
Administrative Class	415,335	72,207
Issued as reinvestment of distributions
Institutional Class	10,338	6,063
Administrative Class	6,573	2,477
Cost of shares redeemed
Institutional Class	(164,776)	(58,019)
Administrative Class	(320,690)	(51,878)
Net increase resulting from Portfolio share transactions	107,786	129,916

Total Increase in Net Assets	107,802	129,916

Net Assets:
Beginning of year	273,545	143,629
End of year*	$381,347	$273,545

*Including undistributed net investment income of:	$27	$21

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 6.5%

BANKING & FINANCE 5.5%
American Express Centurion Bank
5.450% due 11/07/2008	$3,600	$3,600

American Honda Finance Corp.
4.200% due 07/14/2008	4,700	4,685

Bank One N.A.
6.250% due 02/15/2008	2,900	2,906

Bear Stearns Cos., Inc.
5.128% due 01/15/2008	2,600	2,600

HSBC Finance Corp.
6.400% due 06/17/2008	3,500	3,522

John Deere Capital Corp.
5.038% due 09/25/2008	3,800	3,800

		21,113

INDUSTRIALS 1.0%
International Business Machines Corp.
5.185% due 09/02/2008	3,800	3,799

Total Corporate Bonds & Notes (Cost $24,912)		24,912

SHORT-TERM INSTRUMENTS 92.3%

CERTIFICATES OF DEPOSIT 7.8%
Abbey National Treasury Services PLC
5.175% due 07/02/2008	600	600

ABN AMRO N.A. Finance
5.405% due 07/11/2008	5,500	5,500

Citibank N.A.
5.010% due 03/12/2008	7,300	7,300

Fortis Bank NY
4.790% due 06/30/2008	3,800	3,793
4.894% due 05/20/2008	11,000	10,993

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Royal Bank of Scotland Group PLC
4.810% due 03/26/2008	$1,100	$1,100

Unicredito Italiano NY
5.062% due 05/29/2008	300	300

		29,586

COMMERCIAL PAPER 84.5%
Abbey National Treasury Services PLC
4.570% due 01/04/2008	6,500	6,498

ANZ National International Ltd.
5.090% due 01/22/2008	8,000	7,977

ASB Finance Ltd.
5.500% due 01/22/2008	7,000	6,979

Bank of America Corp.
4.920% due 03/04/2008	7,100	7,040

Barclays U.S. Funding Corp.
5.160% due 01/03/2008	14,000	13,998

Calyon Financial, Inc.
4.960% due 03/11/2008	7,200	7,131

Danske Corp.
5.000% due 01/08/2008	14,000	13,988

DnB NORBank ASA
4.610% due 05/02/2008	10,000	9,845
5.080% due 02/01/2008	7,000	6,970

Fannie Mae
4.078% due 06/11/2008	6,200	6,087
4.260% due 01/29/2008	67,000	66,786

Federal Home Loan Bank
4.020% due 06/06/2008	7,000	6,878

Freddie Mac
3.000% due 01/02/2008	21,500	21,500

General Electric Capital Corp.
5.155% due 02/29/2008	11,600	11,504

ING U.S. Funding LLC
4.950% due 01/28/2008	7,800	7,772

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
National Australia Bank Ltd.
4.510% due 01/18/2008	$7,000	$6,986

Nestle Capital Corp.
4.750% due 03/04/2008	10,900	10,811

Nordea N.A., Inc.
4.700% due 02/13/2008	12,700	12,630

Rabobank Financial Co.
4.430% due 01/04/2008	6,700	6,698

Royal Bank of Scotland Group PLC
4.900% due 02/07/2008	900	896
5.000% due 02/04/2008	6,200	6,172

Skandinaviska Enskilda Banken AB
4.850% due 02/08/2008	9,200	9,154
4.940% due 06/02/2008	6,500	6,364

Svenska Handelsbanken AB
4.730% due 02/08/2008	14,000	13,932

Swedbank AB
5.135% due 01/17/2008	16,500	16,465

Toyota Motor Credit Corp.
4.560% due 06/06/2008	6,600	6,470

UBS Finance Delaware LLC
5.020% due 02/29/2008	7,000	6,943

Unicredito Italiano SpA
5.125% due 01/22/2008	11,000	10,969

Wells Fargo & Co.
4.250% due 01/18/2008	7,000	6,987

		322,430

Total Short-Term Instruments (Cost $352,016)		352,016

Total Investments 98.8% (Cost $376,928)		$376,928

Other Assets and Liabilities (Net) 1.2%		4,419

Net Assets 100.0%		$381,347

See Accompanying Notes	Annual Report	December 31, 2007	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.03% to 0.12%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly

10	PIMCO Variable Insurance Trust

December 31, 2007

administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	161,006	$161,006	159,066	$159,066
Administrative Class	415,335	415,335	72,207	72,207
Issued as reinvestment of distributions
Institutional Class	10,338	10,338	6,063	6,063
Administrative Class	6,573	6,573	2,477	2,477
Cost of shares redeemed
Institutional Class	(164,776)	(164,776)	(58,019)	(58,019)
Administrative Class	(320,690)	(320,690)	(51,878)	(51,878)
Net increase resulting from Portfolio share transactions	107,786	$107,786	129,916	$129,916

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	2	98

7.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post- October Deferral
$ 27	$ 0	$ 0	$ 0	$ (13)	$ 0

(1) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 376,928	$ 0	$ 0	$ 0

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (2)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 16,949	$ 0	$ 0
12/31/2006	8,539	0	0

(2) Includes short-term capital gains, if any, distributed.

12	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	13

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

14	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	15

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

16	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	17

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

18	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Treasury Obligations	50.2%
U.S. Government Agencies	23.2%
Short-Term Instruments	9.6%
Corporate Bonds & Notes	7.1%
Mortgage-Backed Securities	4.6%
Other	5.3%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (09/30/99)
PIMCO Real Return Portfolio Administrative Class	10.63%	6.16%	8.67%
Lehman Brothers U.S. TIPS Index±	11.63%	6.27%	8.29%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), having at least 1 year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deduction for fees or expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,097.16	$1,021.93
Expenses Paid During Period†	$3.44	$3.31

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) versus U.S. nominal bonds added to performance as U.S. TIPS outperformed nominal bonds over the period.

»	Positioning for a steeper U.S. nominal yield curve added to performance as the two-year U.S. Treasury yield fell more than the 30-year U.S. Treasury yield over the period.

»	A U.K. nominal yield curve steepening bias added to performance as the two-year U.K. Gilt yield declined, while the 30-year yield rose over the period.

»	An emphasis on nominal bonds in Europe versus inflation-linked bonds (“ILBs”) detracted from performance as most ILBs outperformed their nominal counterparts in the region.

»	Holdings of U.S. mortgage-backed securities detracted from performance as they underperformed like-duration U.S. Treasuries.

»	Holdings of Australian nominal bonds detracted from performance as yields on ten-year Australian government bonds rose.

»	Exposure to U.S. corporate securities detracted from performance as the sector underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$11.93	$12.69	$12.92	$12.36	$11.90
Net investment income (a)	0.56	0.53	0.36	0.13	0.27
Net realized/unrealized gain (loss) on investments	0.67	(0.43)	(0.09)	0.97	0.77
Total income from investment operations	1.23	0.10	0.27	1.10	1.04
Dividends from net investment income	(0.56)	(0.53)	(0.36)	(0.13)	(0.32)
Distributions from net realized capital gains	(0.03)	(0.33)	(0.14)	(0.41)	(0.26)
Total distributions	(0.59)	(0.86)	(0.50)	(0.54)	(0.58)
Net asset value end of year	$12.57	$11.93	$12.69	$12.92	$12.36
Total return	10.63%	0.71%	2.09%	8.92%	8.84%
Net assets end of year (000s)	$1,082,777	$1,033,666	$1,012,042	$636,565	$275,029
Ratio of expenses to average net assets	0.65%	0.65%	0.66%	0.65%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.69%	4.22%	2.79%	1.03%	2.21%
Portfolio turnover rate	901%	963%	1,102%	1,064%	738%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$2,378,796
Repurchase agreements, at value	3,976
Cash	44
Deposits with brokers for open futures contracts	5,235
Foreign currency, at value	5,331
Receivable for investments sold	278,276
Receivable for Portfolio shares sold	3,048
Interest and dividends receivable	8,227
Variation margin receivable	406
Swap premiums paid	3,752
Unrealized appreciation on foreign currency contracts	3,837
Unrealized appreciation on swap agreements	7,698
Other assets	2
2,698,628

Liabilities:
Payable for the reverse repurchase agreements	$5,508
Payable for investments purchased	61,249
Payable for investments purchased on a delayed-delivery basis	1,194,882
Payable for Portfolio shares redeemed	12,631
Payable for short sales	260,119
Written options outstanding	7,068
Dividends payable	140
Accrued investment advisory fee	232
Accrued administrative fee	224
Accrued distribution fee	3
Accrued servicing fee	128
Variation margin payable	833
Swap premiums received	6,501
Unrealized depreciation on foreign currency contracts	483
Unrealized depreciation on swap agreements	6,327
Other liabilities	2,745
1,559,073

Net Assets	$1,139,555

Net Assets Consist of:
Paid in capital	$1,143,680
Undistributed net investment income	4,541
Accumulated undistributed net realized (loss)	(27,497)
Net unrealized appreciation	18,831
$1,139,555

Net Assets:
Institutional Class	$43,300
Administrative Class	1,082,777
Advisor Class	13,478

Shares Issued and Outstanding:
Institutional Class	3,444
Administrative Class	86,132
Advisor Class	1,072

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.57
Administrative Class	12.57
Advisor Class	12.57

Cost of Investments Owned	$2,364,357
Cost of Repurchase Agreements Owned	$3,976
Cost of Foreign Currency Held	$5,301
Proceeds Received on Short Sales	$258,636
Premiums Received on Written Options	$4,745

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$56,925
Miscellaneous income	39
Total Income	56,964

Expenses:
Investment advisory fees	2,660
Administrative fees	2,652
Servicing fees – Administrative Class	1,514
Distribution and/or servicing fees – Advisor Class	21
Trustees’ fees	18
Interest expense	9
Total Expenses	6,874

Net Investment Income	50,090

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	35,496
Net realized (loss) on futures contracts, written options and swaps	(14,237)
Net realized (loss) on foreign currency transactions	(4,176)
Net change in unrealized appreciation on investments	37,695
Net change in unrealized appreciation on futures contracts, written options and swaps	2,084
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,755
Net Gain	60,617

Net Increase in Net Assets Resulting from Operations	$110,707

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$50,090	$47,440
Net realized gain (loss)	17,083	(12,066)
Net change in unrealized appreciation (depreciation)	43,534	(27,331)
Net increase resulting from operations	110,707	8,043

Distributions to Shareholders:
From net investment income
Institutional Class	(2,260)	(1,932)
Administrative Class	(47,339)	(45,759)
Advisor Class	(382)	(41)
From net realized capital gains
Institutional Class	(99)	(1,205)
Administrative Class	(2,482)	(28,225)
Advisor Class	(30)	(68)

Total Distributions	(52,592)	(77,230)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	10,073	7,837
Administrative Class	357,076	367,822
Advisor Class	13,552	3,086
Issued as reinvestment of distributions
Institutional Class	2,359	3,137
Administrative Class	48,596	73,676
Advisor Class	413	109
Cost of shares redeemed
Institutional Class	(17,391)	(6,951)
Administrative Class	(411,698)	(353,626)
Advisor Class	(3,742)	(402)
Net increase (decrease) resulting from Portfolio share transactions	(762)	94,688

Total Increase in Net Assets	57,353	25,501

Net Assets:
Beginning of year	1,082,202	1,056,701
End of year*	$1,139,555	$1,082,202

*Including undistributed net investment income of:	$4,541	$9,256

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Georgia-Pacific Corp.
6.580% due 12/20/2012	$75	$72
6.831% due 12/20/2012	95	91
6.896% due 12/20/2012	810	772

Total Bank Loan Obligations (Cost $980)		935

CORPORATE BONDS & NOTES 14.9%

BANKING & FINANCE 12.4%
American Express Bank FSB
6.000% due 09/13/2017	2,400	2,418

American Express Centurion Bank
5.250% due 05/07/2008	500	500
6.000% due 09/13/2017	2,300	2,317

American International Group, Inc.
4.884% due 06/23/2008	1,200	1,201
5.850% due 01/16/2018	1,300	1,311

Atlantic & Western Re Ltd.
11.481% due 01/09/2009	900	909

Bank of America Corp.
4.875% due 11/06/2009	900	897
5.055% due 02/17/2009	5,400	5,408

Bank of America N.A.
4.966% due 12/18/2008	1,000	1,000

Bank of Ireland
4.951% due 12/19/2008	1,500	1,499
5.016% due 12/18/2009	1,000	998

Bank of Scotland PLC
5.028% due 07/17/2008	1,100	1,100

Barclays Bank PLC
5.450% due 09/12/2012	6,400	6,567
6.050% due 12/04/2017	2,300	2,322
7.434% due 09/29/2049	700	729

Bear Stearns Cos., Inc.
6.950% due 08/10/2012	2,600	2,676

C10 Capital SPV Ltd.
6.722% due 12/31/2049	500	462

Calabash Re II Ltd.
15.891% due 01/08/2010	250	262

Charter One Bank N.A.
5.115% due 04/24/2009	8,400	8,368

CIT Group Holdings, Inc.
5.134% due 01/30/2009	4,600	4,323

Citigroup Capital XXI
8.300% due 12/21/2057	1,200	1,257

Citigroup Funding, Inc.
4.896% due 04/23/2009	5,700	5,667

Citigroup, Inc.
4.872% due 12/28/2009	3,900	3,831
4.898% due 12/26/2008	2,900	2,888
4.944% due 05/02/2008	1,000	1,000
5.024% due 01/30/2009	1,000	992

Commonwealth Bank of Australia
5.282% due 06/08/2009	400	400

Credit Agricole S.A.
5.053% due 05/28/2009	1,900	1,901

DnB NORBank ASA
5.312% due 10/13/2009	1,100	1,101

East Lane Re Ltd.
11.911% due 05/06/2011	300	301

Export-Import Bank of Korea
5.460% due 10/04/2011	1,600	1,602

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Motor Credit Co. LLC
7.250% due 10/25/2011	$1,200	$1,040
7.800% due 06/01/2012	100	88

Foundation Re II Ltd.
11.655% due 11/26/2010	800	829

General Electric Capital Corp.
5.065% due 10/24/2008	800	799
5.095% due 10/26/2009	1,000	998
5.171% due 03/04/2008	2,800	2,802
5.172% due 12/12/2008	900	900

GMAC LLC
6.750% due 12/01/2014	1,600	1,292

Goldman Sachs Group, Inc.
5.142% due 06/28/2010	4,700	4,626
6.750% due 10/01/2037	6,300	6,192

HSBC Finance Corp.
4.982% due 05/21/2008	1,200	1,200
5.240% due 10/21/2009	1,900	1,892

JPMorgan Chase & Co.
4.908% due 06/26/2009	5,500	5,478
4.915% due 06/26/2009	700	697

Lehman Brothers Holdings, Inc.
4.905% due 11/24/2008	300	295
7.000% due 09/27/2027	100	102

Longpoint Re Ltd.
10.241% due 05/08/2010	1,100	1,129

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (k)	4,200	4,116

Merrill Lynch & Co., Inc.
5.191% due 10/23/2008	2,500	2,467
6.400% due 08/28/2017	2,400	2,443

Morgan Stanley
4.972% due 11/21/2008	1,000	993

Mystic Re Ltd.
14.081% due 12/05/2008	600	611

Phoenix Quake Ltd.
7.680% due 07/03/2008	500	501

Phoenix Quake Wind I Ltd.
7.680% due 07/03/2008	2,000	2,002

Rabobank Nederland
5.262% due 01/15/2009	800	799

Redwood Capital IX Ltd.
11.493% due 01/09/2008	500	500
11.993% due 01/09/2008	500	499

Rockies Express Pipeline LLC
5.776% due 08/20/2009	5,200	5,204

Royal Bank of Scotland Group PLC
5.230% due 07/21/2008	400	400

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	2,712

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	500	498
5.201% due 11/20/2009	2,700	2,668

Shackleton Re Ltd.
12.960% due 02/07/2008	1,000	1,004

Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	100

UBS AG
5.875% due 12/20/2017	1,000	1,009

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	1,700	1,697

Vita Capital II Ltd.
6.131% due 01/01/2010	300	296

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Vita Capital III Ltd.
6.351% due 01/01/2012	$700	$690

VTB Capital S.A.
5.494% due 08/01/2008	1,700	1,685

Wachovia Bank N.A.
5.015% due 02/23/2009	2,700	2,694
5.194% due 12/02/2010	2,400	2,383

Westpac Banking Corp.
5.212% due 06/06/2008	5,400	5,398

World Savings Bank FSB
4.938% due 05/08/2009	300	300
4.976% due 06/20/2008	300	300
5.249% due 03/02/2009	300	301

		140,836

INDUSTRIALS 1.7%
America Movil SAB de C.V.
4.958% due 06/27/2008	5,500	5,500

C8 Capital SPV Ltd.
6.640% due 12/29/2049	500	475

EchoStar DBS Corp.
5.750% due 10/01/2008	500	501
7.000% due 10/01/2013	5,000	5,075

Kraft Foods, Inc.
6.000% due 02/11/2013	1,000	1,029
6.125% due 02/01/2018	1,000	1,010

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	3,200	3,201

Weyerhaeuser Co.
5.884% due 09/24/2009	2,600	2,608

		19,399

UTILITIES 0.8%
AT&T, Inc.
4.978% due 02/05/2010	2,800	2,776

Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	101

Dominion Resources, Inc.
5.050% due 11/14/2008	300	299

Embarq Corp.
7.082% due 06/01/2016	300	310

Enel Finance International S.A.
5.700% due 01/15/2013	4,500	4,574

NiSource Finance Corp.
5.585% due 11/23/2009	800	793

		8,853

Total Corporate Bonds & Notes (Cost $169,188)		169,088

CONVERTIBLE BONDS & NOTES 0.4%
Chesapeake Energy Corp.
2.500% due 05/15/2037	3,750	4,186

Total Convertible Bonds & Notes (Cost $3,808)		4,186

MUNICIPAL BONDS & NOTES 0.4%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	492

Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	560

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Real Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	$800	$832

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
6.869% due 12/15/2013	130	133

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	882

Rhode Island State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	506

West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,100	1,058

Total Municipal Bonds & Notes (Cost $4,345)		4,463

U.S. GOVERNMENT AGENCIES 48.6%
Fannie Mae
4.186% due 11/01/2034	5,447	5,500
4.535% due 07/01/2035	649	650
4.669% due 05/25/2035	2,900	2,925
4.678% due 01/01/2035	614	611
4.925% due 12/25/2036	441	433
5.000% due 06/01/2036 - 04/01/2037	7,732	7,546
5.015% due 08/25/2034	329	324
5.215% due 05/25/2042	271	267
5.500% due 03/01/2034 - 12/01/2037	224,034	223,827
5.950% due 02/25/2044	868	874
6.000% due 09/01/2019 - 01/01/2038	70,691	71,925
6.063% due 06/01/2043 - 07/01/2044	8,212	8,221
6.064% due 09/01/2044	175	176
6.500% due 01/01/2038	41,000	42,147
7.320% due 11/01/2024	16	17

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	749	745
4.500% due 12/01/2021 - 06/01/2022	954	938
4.539% due 01/01/2034	582	593
5.000% due 02/15/2020 - 08/15/2020	8,993	9,048
5.125% due 08/25/2031	161	162
5.178% due 07/15/2019 - 10/15/2020	17,438	17,370
5.258% due 02/15/2019	1,302	1,296
5.378% due 12/15/2030	439	439
5.500% due 05/15/2016 - 05/01/2037	35,238	35,243
5.538% due 08/01/2036	993	1,001
6.000% due 08/01/2036 - 11/01/2037	92,764	94,170
6.063% due 10/25/2044 - 02/25/2045	12,808	12,827

Ginnie Mae
5.500% due 04/15/2037 (f)	3,765	3,791
5.500% due 08/15/2037	155	157
6.000% due 07/15/2037	1,473	1,509
6.500% due 09/15/2036 - 09/15/2037	1,456	1,504
6.500% due 09/15/2037 (f)	2,971	3,069

Small Business Administration
4.504% due 02/01/2014	1,442	1,399
4.880% due 11/01/2024	3,242	3,244

Total U.S. Government Agencies (Cost $548,253)		553,948

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 105.0%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$46,578	$46,437
1.625% due 01/15/2015	3,412	3,426
1.875% due 07/15/2015	106,305	108,390
2.000% due 04/15/2012	22,364	23,185
2.000% due 01/15/2014	83,589	86,364
2.000% due 07/15/2014	100,443	103,810
2.000% due 01/15/2016	16,940	17,390
2.000% due 01/15/2026	89,993	89,656
2.375% due 04/15/2011	34,613	36,089
2.375% due 01/15/2025	64,435	67,667
2.375% due 01/15/2027	57,415	60,734
2.500% due 07/15/2016	15,816	16,871
2.625% due 07/15/2017	6,489	7,004
3.000% due 07/15/2012	154,008	166,846
3.375% due 01/15/2012	4,733	5,164
3.375% due 04/15/2032	1,894	2,427
3.500% due 01/15/2011	29,213	31,427
3.625% due 04/15/2028	63,870	80,935
3.875% due 01/15/2009	71,997	74,145
3.875% due 04/15/2029	67,492	89,322
4.250% due 01/15/2010	49,263	52,581

U.S. Treasury Notes
4.625% due 02/29/2012	25,700	26,977

Total U.S. Treasury Obligations (Cost $1,190,565)		1,196,847

MORTGAGE-BACKED SECURITIES 9.6%
American Home Mortgage Investment Trust
5.015% due 09/25/2035	63	63

Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	840	839

Banc of America Funding Corp.
4.621% due 02/20/2036	3,067	3,054
6.144% due 01/20/2047	1,336	1,317

Banc of America Large Loan, Inc.
5.538% due 08/15/2029	5,131	5,122

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	171	175

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	3,625	3,583
4.550% due 08/25/2035	2,592	2,555
4.876% due 01/25/2035	8,159	8,157

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	5,132	5,057

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	544	545

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,839	4,790
5.684% due 01/26/2036	4,825	4,782

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	36	35

Citigroup Mortgage Loan Trust, Inc.
4.098% due 08/25/2035	165	161
4.248% due 08/25/2035	859	842
4.700% due 12/25/2035	3,902	3,831
4.748% due 08/25/2035	1,004	990
4.900% due 12/25/2035	200	197

Countrywide Alternative Loan Trust
5.029% due 09/20/2046	351	350
5.045% due 05/25/2047	433	409
5.129% due 02/20/2047	1,232	1,163
5.145% due 12/25/2035	96	93

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 11/19/2033	221	216
5.205% due 06/25/2035	630	616

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	$881	$878

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.883% due 10/25/2036	756	755

First Horizon Alternative Mortgage Securities
4.728% due 06/25/2034	838	830

First Horizon Asset Securities, Inc.
5.372% due 08/25/2035	966	962

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	5,866	5,832

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	579	568
4.945% due 01/25/2047	4,676	4,586
5.085% due 06/25/2045	970	919
5.135% due 11/25/2045	532	500

GSR Mortgage Loan Trust
4.539% due 09/25/2035	2,170	2,154

Harborview Mortgage Loan Trust
5.185% due 05/19/2035	241	229

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	287	282

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	688	671
4.965% due 01/25/2037	514	510
5.047% due 12/25/2034	567	561

JPMorgan Mortgage Trust
5.005% due 07/25/2035	1,340	1,338
5.023% due 02/25/2035	3,413	3,346

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	700	692

Mellon Residential Funding Corp.
5.378% due 11/15/2031	1,012	984
5.468% due 12/15/2030	837	821

Merrill Lynch Floating Trust
5.098% due 06/15/2022	253	245

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	2,451	2,360

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	4,797	4,628
5.115% due 11/25/2035	1,168	1,129
5.865% due 10/25/2035	693	681

Residential Accredit Loans, Inc.
5.165% due 08/25/2035	325	307

Securitized Asset Sales, Inc.
7.511% due 11/26/2023	10	10

Sequoia Mortgage Trust
5.315% due 10/19/2026	299	292

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	619	615
5.535% due 08/25/2035	477	474
6.188% due 01/25/2035	309	300

Structured Asset Mortgage Investments, Inc.
4.935% due 08/25/2036	469	467
4.965% due 09/25/2047	1,264	1,254
5.055% due 06/25/2036	291	277
5.215% due 07/19/2035	2,992	2,865
5.295% due 10/19/2034	214	210

Structured Asset Securities Corp.
4.915% due 05/25/2036	46	45
5.331% due 10/25/2035	555	550

TBW Mortgage-Backed Pass-Through Certificates
4.965% due 09/25/2036	86	85
4.975% due 01/25/2037	787	771

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
4.975% due 03/25/2046	$86	$85
4.975% due 11/25/2046	4,145	4,051
4.985% due 09/25/2046	2,113	2,066

Wachovia Bank Commercial Mortgage Trust
5.681% due 04/15/2034	250	250

Washington Mutual, Inc.
5.125% due 11/25/2045	477	451
5.155% due 08/25/2045	35	35
5.155% due 10/25/2045	2,949	2,773
5.518% due 01/25/2047	1,810	1,704
5.598% due 12/25/2046	232	218
5.788% due 02/25/2046	390	380
5.883% due 07/25/2046	1,590	1,519
5.988% due 11/25/2042	82	80
6.288% due 11/25/2046	251	247

Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/2034	509	502
4.109% due 06/25/2035	409	407
4.732% due 07/25/2034	502	497

Total Mortgage-Backed Securities (Cost $109,826)		109,190

ASSET-BACKED SECURITIES 6.0%
Aames Mortgage Investment Trust
4.925% due 04/25/2036	14	14

ACE Securities Corp.
4.915% due 07/25/2036	299	294
4.915% due 12/25/2036	255	247

Argent Securities, Inc.
4.915% due 10/25/2036	795	781
4.935% due 04/25/2036	122	122
4.945% due 03/25/2036	92	92

Asset-Backed Funding Certificates
4.925% due 11/25/2036	121	117
4.925% due 01/25/2037	3,164	3,115
5.215% due 06/25/2034	868	837

Asset-Backed Securities Corp. Home Equity
4.915% due 11/25/2036	83	82

Bank One Issuance Trust
5.138% due 12/15/2010	600	600

Bear Stearns Asset-Backed Securities Trust
4.915% due 11/25/2036	123	121
4.955% due 04/25/2036	126	125
5.065% due 09/25/2034	170	169
5.195% due 10/25/2032	58	56
5.195% due 01/25/2036	90	89
5.315% due 03/25/2043	166	165

Carrington Mortgage Loan Trust
4.915% due 01/25/2037	754	738

Centex Home Equity
4.915% due 06/25/2036	350	349

Chase Credit Card Master Trust
5.138% due 10/15/2010	500	500
5.138% due 02/15/2011	1,000	1,000

Chase Issuance Trust
5.038% due 12/15/2010	400	400

Citibank Credit Card Issuance Trust
5.342% due 01/15/2010	1,505	1,505

Citigroup Mortgage Loan Trust, Inc.
4.915% due 11/25/2036	227	225
4.945% due 01/25/2037	1,559	1,482

Countrywide Asset-Backed Certificates
4.895% due 01/25/2046	789	779
4.915% due 01/25/2037	425	420
4.915% due 05/25/2037	3,853	3,774
4.925% due 09/25/2046	280	277
4.935% due 07/25/2036	127	127

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.935% due 06/25/2037	$5,909	$5,764
4.975% due 10/25/2046	720	704
4.995% due 07/25/2036	48	48

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	2,220	2,144

Equity One Asset-Backed Securities, Inc.
5.165% due 04/25/2034	95	88

First Franklin Mortgage Loan Asset-Backed Certificates
4.895% due 07/25/2036	2,033	2,009
4.915% due 11/25/2036	1,772	1,700
4.915% due 12/25/2036	173	169
4.955% due 01/25/2036	331	329
5.115% due 04/25/2035	281	281

Fremont Home Loan Trust
4.915% due 10/25/2036	110	109
4.925% due 01/25/2037	426	415
5.035% due 01/25/2036	93	93

GSAMP Trust
4.905% due 10/25/2046	169	165
4.935% due 10/25/2036	55	52
4.935% due 12/25/2036	901	877
5.155% due 03/25/2034	148	148

GSR Mortgage Loan Trust
4.965% due 11/25/2030	140	139

HFC Home Equity Loan Asset-Backed Certificates
5.019% due 03/20/2036	213	210

Home Equity Asset Trust
4.945% due 05/25/2036	174	172

HSI Asset Securitization Corp. Trust
4.915% due 10/25/2036	209	200
4.915% due 12/25/2036	4,444	4,288
4.945% due 12/25/2035	216	214

Indymac Residential Asset-Backed Trust
4.915% due 11/25/2036	240	237
4.925% due 04/25/2037	2,260	2,212

JPMorgan Mortgage Acquisition Corp.
4.905% due 08/25/2036	136	134
4.915% due 07/25/2036	286	281
4.915% due 08/25/2036	743	731
4.915% due 10/25/2036	2,198	2,143
4.935% due 11/25/2036	157	155
5.075% due 06/25/2035	3	3

Lehman XS Trust
4.935% due 05/25/2046	268	266
4.945% due 04/25/2046	653	647
4.945% due 07/25/2046	432	428
4.945% due 11/25/2046	867	830

Long Beach Mortgage Loan Trust
4.895% due 06/25/2036	32	32
4.905% due 11/25/2036	124	122
4.925% due 05/25/2046	30	30
4.955% due 01/25/2046	76	76
5.045% due 08/25/2035	107	105

MASTR Asset-Backed Securities Trust
4.925% due 10/25/2036	15	15
4.925% due 11/25/2036	1,917	1,867

MBNA Credit Card Master Note Trust
5.128% due 12/15/2011	100	100

MBNA Master Credit Card Trust
5.388% due 09/15/2010	200	200

Merrill Lynch Mortgage Investors, Inc.
4.895% due 06/25/2037	232	229
4.915% due 05/25/2037	529	522
4.935% due 08/25/2036	1,525	1,504
4.935% due 07/25/2037	550	535

Morgan Stanley ABS Capital I
4.895% due 06/25/2036	24	24
4.905% due 06/25/2036	54	53

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.905% due 07/25/2036	$1,907	$1,875
4.905% due 10/25/2036	455	449
4.915% due 09/25/2036	442	430
4.915% due 10/25/2036	294	281

Morgan Stanley IXIS Real Estate Capital Trust
4.915% due 11/25/2036	114	111

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037	1,755	1,702

Nelnet Student Loan Trust
5.094% due 01/26/2015	194	194
5.174% due 07/25/2016	191	191
5.174% due 10/25/2016	64	64
5.182% due 09/25/2012	207	207

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	98	97

Nomura Asset Acceptance Corp.
5.005% due 01/25/2036	160	151

Option One Mortgage Loan Trust
4.905% due 02/25/2037	53	51
4.915% due 07/25/2036	48	48

Park Place Securities, Inc.
5.125% due 09/25/2035	34	33

Renaissance Home Equity Loan Trust
5.245% due 12/25/2032	81	79

Residential Asset Mortgage Products, Inc.
4.935% due 11/25/2036	163	160

Residential Asset Securities Corp.
4.905% due 06/25/2036	1,403	1,390
4.935% due 04/25/2036	21	21
4.935% due 11/25/2036	1,408	1,375

Securitized Asset-Backed Receivables LLC Trust
4.915% due 09/25/2036	163	158
4.925% due 12/25/2036	1,585	1,489

SLM Student Loan Trust
5.074% due 07/25/2017	501	501

Soundview Home Equity Loan Trust
4.915% due 10/25/2036	540	529
4.925% due 11/25/2036	363	359
4.965% due 10/25/2036	135	133

Specialty Underwriting & Residential Finance
4.895% due 06/25/2037	79	78
4.910% due 11/25/2037	53	52

Structured Asset Investment Loan Trust
4.915% due 07/25/2036	93	89

Structured Asset Securities Corp.
4.900% due 04/25/2035	1,291	1,262
4.915% due 10/25/2036	849	834
4.995% due 12/25/2035	143	143

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034	26	26

Washington Mutual Asset-Backed Certificates
4.915% due 01/25/2037	757	725

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	798	784

Total Asset-Backed Securities (Cost $70,001)		68,472

SOVEREIGN ISSUES 0.0%
Colombia Government International Bond
10.000% due 01/23/2012	350	409

Total Sovereign Issues (Cost $352)		409

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.8%
Canadian Government Bond
3.000% due 12/01/2036 (b)	CAD	542	$681

France Government Bond
3.000% due 07/25/2012 (b)	EUR	1,695	2,598

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	4,827

Green Valley Ltd.
8.376% due 01/10/2011		500	733

Italy Buoni Poliennali Del Tesoro
2.150% due 09/15/2014 (b)		549	807

Japanese Government CPI Linked Bond
0.800% due 12/10/2015	JPY	541,080	4,793
1.100% due 12/10/2016		937,180	8,440
1.200% due 06/10/2017		1,249,920	11,283

Pylon Ltd.
6.224% due 12/29/2008	EUR	700	1,023
8.841% due 12/29/2008		1,100	1,624

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		500	728

United Kingdom Gilt Inflation Linked Bond
2.500% due 05/20/2009	GBP	1,100	5,800

Total Foreign Currency-Denominated Issues (Cost $40,806)			43,337

SHORT-TERM INSTRUMENTS 20.0%

CERTIFICATES OF DEPOSIT 3.7%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$5,900	5,902

Calyon Financial, Inc.
5.204% due 01/16/2009		1,800	1,797

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank NY
4.767% due 06/30/2008	$5,200	$5,196

HSBC Bank USA N.A.
5.426% due 07/28/2008	1,100	1,101

Nordea Bank Finland PLC
4.695% due 03/31/2008	300	300
4.991% due 05/28/2008	700	700
5.308% due 04/09/2009	2,300	2,298

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008	1,900	1,899

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	5,400	5,395
5.340% due 08/21/2008	5,600	5,597

Societe Generale NY
4.768% due 06/30/2008	5,600	5,602
5.270% due 03/26/2008	1,900	1,900

Unicredito Italiano NY
5.062% due 05/29/2008	4,200	4,200

		41,887

COMMERCIAL PAPER 13.0%
Abbey National Treasury Services PLC
4.570% due 01/04/2008	22,300	22,294

Citibank N.A.
5.900% due 01/25/2008	5,100	5,081
5.940% due 02/01/2008	11,300	11,244

National Australia Bank Ltd.
4.240% due 01/04/2008	31,200	31,193

Rabobank Financial Co.
3.990% due 01/02/2008	10,900	10,900

Royal Bank of Scotland Group PLC
4.920% due 01/22/2008	2,600	2,593
4.940% due 03/20/2008	30,000	29,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Swedbank AB
4.920% due 01/25/2008	$3,800	$3,788

UBS Finance Delaware LLC
4.000% due 01/02/2008	31,500	31,500

		148,279

REPURCHASE AGREEMENTS 0.3%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	3,976	3,976

(Dated 12/31/2007. Collateralized by Fannie Mae 0.000% due 01/15/2008 valued at $3,371 and Federal Home Loan Bank 0.000% due 01/25/2008 valued at $688. Repurchase proceeds are $3,977.)

U.S. TREASURY BILLS 3.0%
2.889% due 02/28/2008 - 03/13/2008 (a)(c)(d)(g)	34,157	33,942

Total Short-Term Instruments (Cost $228,130)		228,084

PURCHASED OPTIONS (i) 0.3%
(Cost $2,079)		3,813

Total Investments (e) 209.1% (Cost $2,368,333)		$2,382,772

Written Options (j) (0.6%) (Premiums $4,745)		(7,068)

Other Assets and Liabilities (Net) (108.5%)		(1,236,149)

Net Assets (e) 100.0%		$1,139,555

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $8,422 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) Securities with an aggregate market value of $23,157 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $13,841 and derivative instruments with an aggregate depreciation of ($1,686) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) The average amount of borrowing outstanding during the period ended December 31, 2007 was $5,500 at a weighted average interest rate of 4.600%. On December 31, 2007, securities valued at $5,732 were pledged as collateral for reverse repurchase agreements.

(g) Securities with an aggregate market value of $1,868 and cash of $5,235 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	387	$232
90-Day Euribor June Futures	Short	06/2009	3	(1)
90-Day Euribor March Futures	Long	03/2009	7	9
90-Day Euribor September Futures	Short	09/2008	77	52
90-Day Eurodollar December Futures	Long	12/2008	188	505
90-Day Eurodollar June Futures	Short	06/2008	35	(88)
90-Day Eurodollar June Futures	Long	06/2009	211	634
90-Day Eurodollar March Futures	Short	03/2008	28	(34)
90-Day Eurodollar March Futures	Long	03/2009	568	1,641
90-Day Eurodollar September Futures	Long	09/2008	252	5
90-Day Eurodollar September Futures	Long	09/2009	176	467
Euro-Bund 10-Year Bond March Futures	Short	03/2008	86	258
Japan Government 10-Year Bond March Futures	Long	03/2008	14	73

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	625	$(394)
U.S. Treasury 10-Year Note March Futures	Short	03/2008	66	(74)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	1,072	1,036
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	57	37
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	550	533
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	90	97
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	448	(20)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	56	61
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	208	233

				$5,262

(h) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	7.000%		09/20/2012	$600	$(8)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	200	(16)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	1.400%		09/20/2008	1,000	(44)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	200	(23)
Barclays Bank PLC	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.770%		09/20/2012	600	3
Barclays Bank PLC	Masco Corp. 5.875% due 07/15/2012	Buy	(0.870%	)	12/20/2012	1,000	27
Barclays Bank PLC	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%		12/20/2008	2,900	(4)
Barclays Bank PLC	Peru Government International Bond 8.750% due 11/21/2033	Sell	0.350%		12/20/2008	1,500	(1)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.330%		12/20/2008	1,500	(3)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.780%		12/20/2008	1,500	(4)
BNP Paribas Bank	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.390%	)	12/20/2012	100	1
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.900%		09/20/2012	500	(6)
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.120%		09/20/2012	300	(1)
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.200%		09/20/2012	300	0
Citibank N.A.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	500	(22)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Buy	(5.000%	)	09/20/2012	900	58
Citibank N.A.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.400%	)	12/20/2012	100	1
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	0.970%		06/20/2012	300	(10)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.010%		06/20/2012	1,400	(43)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.040%		06/20/2012	200	(6)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.550%		09/20/2012	100	(1)
Credit Suisse USA, Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.740%		09/20/2012	700	2
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Buy	(4.250%	)	09/20/2008	300	7
Deutsche Bank AG	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.510%		12/20/2008	3,000	(8)
Deutsche Bank AG	Masco Corp. 5.875% due 07/15/2012	Buy	(0.840%	)	12/20/2012	1,400	39
Deutsche Bank AG	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.325%		12/20/2008	1,400	(3)
Deutsche Bank AG	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.790%		12/20/2008	1,400	(3)
Goldman Sachs & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Buy	(1.780%	)	12/20/2012	700	1
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.400%		09/20/2008	2,500	(83)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.400%		06/20/2011	700	(72)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	1,000	(114)
Goldman Sachs & Co.	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.270%	)	09/20/2012	1,700	18
Goldman Sachs & Co.	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.260%	)	09/20/2012	3,400	37
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	2,000	1
JPMorgan Chase & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	700	(31)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%		09/20/2012	300	(26)
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.700%		09/20/2012	700	(14)
JPMorgan Chase & Co.	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.930%	)	12/20/2012	400	6
Lehman Brothers, Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.425%		09/20/2008	1,500	(66)
Lehman Brothers, Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.720%		09/20/2012	1,000	3
Lehman Brothers, Inc.	Peru Government International Bond 9.125% due 02/21/2012	Sell	0.370%		12/20/2008	1,400	(1)
Morgan Stanley	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	800	(71)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.850%		06/20/2012	500	(9)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	7.300%		09/20/2012	5,100	(25)
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.660%		09/20/2012	600	(13)
UBS Warburg LLC	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.920%	)	12/20/2012	900	13

							$(514)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	$3,400	$88
Bank of America	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,600	(5)
Bank of America	Dow Jones CDX N.A. XO8 Index	Buy	(1.400%	)	06/20/2012	600	3
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	5,900	34

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Real Return Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones CDX N.A. IG8 Index	Buy	(0.350%	)	06/20/2012	$2,300	$16
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	8,400	(12)
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	16,100	289
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	6,000	31
Goldman Sachs & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	4,800	(7)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Sell	0.600%		12/20/2012	2,400	(7)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,700	(2)
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%		12/20/2012	7,800	45
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	6,500	(26)
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,200	(6)
Lehman Brothers, Inc.	Home Equity Index A Rating 2007-1	Sell	0.640%		08/25/2037	500	(38)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	500	4
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	13,800	167
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	13,800	168
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	5,600	(7)

							$735

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009	AUD	13,700	$(80)
Barclays Bank PLC	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		1,700	49
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		4,700	(81)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		18,700	(317)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	06/15/2010		46,200	(459)
JPMorgan Chase & Co.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		3,100	(53)
Morgan Stanley	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009		14,400	(85)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		1,800	53
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,900	(32)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	14,400	(328)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		5,000	(5)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		22,000	(559)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.410%	01/04/2010		3,000	(4)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		24,200	(790)
Bank of America	3-Month Canadian Bank Bill	Pay	5.000%	06/20/2012	CAD	10,400	107
Bank of America	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		7,400	(75)
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		300	(6)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	2,500	31
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		600	(12)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012		300	(6)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.980%	04/30/2012		900	(17)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		3,400	31
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	15
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.983%	03/15/2012		1,900	(35)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.150%	01/19/2016		15,000	(33)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		13,200	(3)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,100	(61)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012		9,200	(136)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		700	(13)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		600	(12)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		3,800	(80)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		2,500	2
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		13,100	(3)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		6,800	604
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		2,100	(38)
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	39
UBS Warburg LLC	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		2,700	19
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		2,700	3
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	19,700	(51)
Barclays Bank PLC	United Kingdom RPI Index	Pay	3.250%	12/14/2017		1,400	10
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		5,700	317
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		4,600	53
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,800	97
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	03/20/2010		4,900	87
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		4,300	(122)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		2,500	268
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		5,000	(33)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	12/19/2009		34,800	177

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	6,700	$124
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.183%	12/19/2017		3,400	(6)
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.440%	09/10/2027		1,100	(13)
UBS Warburg LLC	United Kingdom RPI Index	Pay	2.548%	11/14/2016		5,000	(105)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017	JPY	960,000	(13)
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		240,000	(2)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		230,000	(3)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		2,900,000	81
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		560,000	(32)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016	MXN	17,000	18
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.330%	02/14/2017		11,100	(15)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		110,700	(275)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		15,300	(30)
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		16,400	(32)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		20,900	(51)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2027		$5,000	165
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		46,400	90
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		13,200	41
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		11,200	81
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		25,800	(56)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		61,500	141
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		6,600	4
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		5,400	(455)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		5,700	(554)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		1,000	24
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		24,400	74
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		1,200	0
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		2,700	(13)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		12,500	56
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		1,400	11
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		7,100	(133)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		16,800	475
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,500	7
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		13,400	148
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		3,500	(54)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		57,400	(115)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		4,600	120
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		184,000	3,014

							$1,150

(i) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note February Futures	$122.500	01/25/2008	200	$4	$3
Call - CBOT U.S. Treasury 5-Year Note February Futures	123.000	01/25/2008	351	7	6
Call - CBOT U.S. Treasury 10-Year Note March Futures	134.000	02/22/2008	335	6	5
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	28	1	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	116	2	2
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	55	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	140.000	02/22/2008	100	2	2
Call - CBOT U.S. Treasury 30-Year Bond March Futures	139.000	02/22/2008	919	17	14

				$40	$33

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	$43,000	$241	$870
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	9,000	45	187

							$286	$1,057

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.353	06/26/2008	EUR	4,600	$145	$527
Put - OTC Euro versus U.S. dollar		1.353	06/26/2008		4,600	145	35
Call - OTC Euro versus U.S. dollar		1.392	07/08/2010		5,200	274	485
Put - OTC Euro versus U.S. dollar		1.392	07/08/2010		5,200	274	238
Call - OTC U.S. dollar versus Japanese yen	JPY	118.150	06/23/2008		$14,600	384	55
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		14,600	384	1,139
Call - OTC U.S. dollar versus Japanese yen		111.000	12/01/2008		3,000	54	21

						$1,660	$2,500

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Real Return Portfolio (Cont.)

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 6.000% due 03/01/2038	$105.000	03/05/2008	$25,000	$3	$0
Call - OTC Freddie Mac 6.000% due 02/01/2038	104.000	02/05/2008	460	0	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	86.000	03/05/2008	5,800	1	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	92.000	02/27/2008	60,000	14	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	88.000	02/14/2008	90,000	21	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	70.000	03/05/2008	65,000	15	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	102.500	01/07/2008	150,000	12	0
Put - OTC Treasury Inflation Protected Securities 3.500% due 01/15/2011	103.500	01/07/2008	19,000	1	0
Put - OTC Treasury Inflation Protected Securities 3.625% due 04/15/2028	109.000	01/07/2008	60,000	5	0
Put - OTC Treasury Inflation Protected Securities 3.875% due 01/15/2009	100.500	02/27/2008	70,000	16	223
Put - OTC Treasury Inflation Protected Securities 3.875% due 04/15/2029	93.000	02/14/2008	20,000	5	0

				$93	$223

(j) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	264	$97	$751
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/22/2008	142	61	2

				$158	$753

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	$2,500	$120	$271
Put - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	2,500	91	35
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	6,000	160	313
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	6,000	160	74
Call - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	3,100	129	336
Put - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	3,100	131	43
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	12,300	309	641
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	12,300	297	152
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	271
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	160
Call - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	4,400	153	478
Put - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	4,400	218	61
Call - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	6,600	195	344
Put - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	6,600	133	82
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	19,000	234	694
Call - OTC 10-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	8,800	221	459
Put - OTC 10-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	8,800	213	109
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	4,000	45	146
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	11,000	300	496
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	271
Put - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	17,000	602	455

							$4,286	$5,891

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY 118.150	06/23/2008	$4,300	$54	$16
Put - OTC U.S. dollar versus Japanese yen	118.150	06/23/2008	4,300	197	336
Put - OTC U.S. dollar versus Japanese yen	100.000	12/01/2008	3,000	50	72

				$301	$424

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	$4,162	$4,116	0.36%

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	5.000%	01/01/2038	$7,800	$7,683	$7,611
Fannie Mae	6.000%	01/01/2023	15,700	15,994	16,066
Fannie Mae	6.000%	01/01/2038	36,200	36,788	36,760
Freddie Mac	4.500%	01/01/2023	1,200	1,170	1,181
Freddie Mac	5.500%	01/01/2038	6,800	6,811	6,786
Freddie Mac	6.000%	01/01/2038	91,100	92,517	92,452
Ginnie Mae	5.500%	01/01/2038	4,000	3,995	4,029
Ginnie Mae	6.000%	01/01/2038	1,500	1,525	1,536
Ginnie Mae	6.500%	01/01/2038	5,000	5,167	5,163
Treasury Inflation Protected Securities	1.875%	07/15/2013	12,128	12,323	12,511
Treasury Inflation Protected Securities	2.375%	01/15/2017	26,884	28,293	28,405
U.S. Treasury Bonds	4.750%	08/15/2017	9,500	9,975	10,250
U.S. Treasury Bonds	4.750%	02/15/2037	3,800	3,926	4,053
U.S. Treasury Notes	3.625%	05/15/2013	300	304	304
U.S. Treasury Notes	4.125%	08/31/2012	11,000	11,264	11,494
U.S. Treasury Notes	4.875%	08/15/2016	19,800	20,901	21,518

				$258,636	$260,119

(2) Market value includes $921 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	30,671	03/2008	$1,518	$0	$1,518
Buy		27,426	07/2008	183	(7)	176
Sell	CAD	592	01/2008	0	(13)	(13)
Sell	CHF	910	03/2008	4	0	4
Buy	CNY	92,519	01/2008	286	0	286
Sell		92,519	01/2008	0	(142)	(142)
Buy		92,514	03/2008	202	0	202
Sell		92,514	03/2008	0	(205)	(205)
Buy	EUR	122	01/2008	0	(1)	(1)
Sell		13,432	01/2008	30	(13)	17
Buy	GBP	316	01/2008	0	0	0
Sell		12,586	01/2008	313	0	313
Buy	JPY	1,966,072	02/2008	65	0	65
Sell		5,351,877	02/2008	108	0	108
Buy	KRW	616,692	01/2008	0	(13)	(13)
Buy		3,077,249	05/2008	11	0	11
Buy	MXN	114,974	03/2008	6	(41)	(35)
Sell		131,603	03/2008	63	0	63
Buy		170,612	07/2008	173	0	173
Buy	MYR	4,342	05/2008	31	0	31
Buy	PLN	11,607	07/2008	450	0	450
Buy	RUB	122,658	01/2008	192	0	192
Sell		122,658	01/2008	4	(48)	(44)
Buy		20,751	07/2008	22	0	22
Buy		57,319	11/2008	1	0	1
Buy	SGD	244	02/2008	6	0	6
Buy		5,896	05/2008	169	0	169

				$3,837	$(483)	$3,354

See Accompanying Notes	Annual Report	December 31, 2007	17

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust(the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

18	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio

20	PIMCO Variable Insurance Trust

December 31, 2007

generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,078,700	$16,798,338	$309,233	$101,434

22	PIMCO Variable Insurance Trust

December 31, 2007

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	146	$97,800	$643
Sales	1,999	196,800	5,341
Closing Buys	(1,078)	(74,800)	(754)
Expirations	(661)	(51,800)	(485)
Exercised	0	0	0
Balance at 12/31/2007	406	$168,000	$4,745

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	836	$10,073	629	$7,837
Administrative Class	29,595	357,076	29,533	367,822
Advisor Class	1,118	13,552	248	3,086

Issued as reinvestment of distributions
Institutional Class	195	2,359	255	3,137
Administrative Class	4,012	48,596	5,979	73,676
Advisor Class	34	413	9	109

Cost of shares redeemed
Institutional Class	(1,432)	(17,391)	(557)	(6,951)
Administrative Class	(34,142)	(411,698)	(28,578)	(353,626)
Advisor Class	(305)	(3,742)	(32)	(402)
Net increase (decrease) resulting from Portfolio share transactions	(89)	$(762)	7,486	$94,688

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	99
Administrative Class	4	55
Advisor Class	3	98

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to

Annual Report	December 31, 2007	23

reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 10,263	$ 0	$ 3,451	$ (5,257)	$ (10,368)	$ (2,214)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in 2015

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 2,377,387	$ 12,123	$ (6,738)	$ 5,385

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 52,581	$ 11	$ 0
12/31/2006	77,230	0	0

(6) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

U.S. Treasury Obligations	50.2%
U.S. Government Agencies	23.2%
Short-Term Instruments	9.6%
Corporate Bonds & Notes	7.1%
Mortgage-Backed Securities	4.6%
Other	5.3%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Real Return Portfolio Institutional Class	10.80%	6.32%	8.75%
Lehman Brothers U.S. TIPS Index±	11.63%	6.27%	8.25%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), having at least 1 year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees or expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,097.99	$1,022.68
Expenses Paid During Period†	$2.64	$2.55

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) versus U.S. nominal bonds added to performance as U.S. TIPS outperformed nominal bonds over the period.

»	Positioning for a steeper U.S. nominal yield curve added to performance as the two-year U.S. Treasury yield fell more than the 30-year U.S. Treasury yield over the period.

»	A U.K. nominal yield curve steepening bias added to performance as the two-year U.K. Gilt yield declined, while the 30-year yield rose over the period.

»	An emphasis on nominal bonds in Europe versus inflation-linked bonds (“ILBs”) detracted from performance as most ILBs outperformed their nominal counterparts in the region.

»	Holdings of U.S. mortgage-backed securities detracted from performance as they underperformed like-duration U.S. Treasuries.

»	Holdings of Australian nominal bonds detracted from performance as yields on ten-year Australian government bonds rose.

»	Exposure to U.S. corporate securities detracted from performance as the sector underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$11.93	$12.69	$12.92	$12.36	$11.90
Net investment income (a)	0.58	0.54	0.37	0.15	0.25
Net realized/unrealized gain (loss) on investments	0.67	(0.42)	(0.08)	0.96	0.81
Total income from investment operations	1.25	0.12	0.29	1.11	1.06
Dividends from net investment income	(0.58)	(0.55)	(0.38)	(0.14)	(0.34)
Distributions from net realized capital gains	(0.03)	(0.33)	(0.14)	(0.41)	(0.26)
Total distributions	(0.61)	(0.88)	(0.52)	(0.55)	(0.60)
Net asset value end of year	$12.57	$11.93	$12.69	$12.92	$12.36
Total return	10.80%	0.86%	2.24%	9.08%	9.00%
Net assets end of year (000s)	$43,300	$45,852	$44,659	$36,691	$26,540
Ratio of expenses to average net assets	0.50%	0.50%	0.51%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.84%	4.38%	2.88%	1.14%	2.06%
Portfolio turnover rate	901%	963%	1,102%	1,064%	738%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$2,378,796
Repurchase agreements, at value	3,976
Cash	44
Deposits with brokers for open futures contracts	5,235
Foreign currency, at value	5,331
Receivable for investments sold	278,276
Receivable for Portfolio shares sold	3,048
Interest and dividends receivable	8,227
Variation margin receivable	406
Swap premiums paid	3,752
Unrealized appreciation on foreign currency contracts	3,837
Unrealized appreciation on swap agreements	7,698
Other assets	2
2,698,628

Liabilities:
Payable for the reverse repurchase agreements	$5,508
Payable for investments purchased	61,249
Payable for investments purchased on a delayed-delivery basis	1,194,882
Payable for Portfolio shares redeemed	12,631
Payable for short sales	260,119
Written options outstanding	7,068
Dividends payable	140
Accrued investment advisory fee	232
Accrued administrative fee	224
Accrued distribution fee	3
Accrued servicing fee	128
Variation margin payable	833
Swap premiums received	6,501
Unrealized depreciation on foreign currency contracts	483
Unrealized depreciation on swap agreements	6,327
Other liabilities	2,745
1,559,073

Net Assets	$1,139,555

Net Assets Consist of:
Paid in capital	$1,143,680
Undistributed net investment income	4,541
Accumulated undistributed net realized (loss)	(27,497)
Net unrealized appreciation	18,831
$1,139,555

Net Assets:
Institutional Class	$43,300
Administrative Class	1,082,777
Advisor Class	13,478

Shares Issued and Outstanding:
Institutional Class	3,444
Administrative Class	86,132
Advisor Class	1,072

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.57
Administrative Class	12.57
Advisor Class	12.57

Cost of Investments Owned	$2,364,357
Cost of Repurchase Agreements Owned	$3,976
Cost of Foreign Currency Held	$5,301
Proceeds Received on Short Sales	$258,636
Premiums Received on Written Options	$4,745

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$56,925
Miscellaneous income	39
Total Income	56,964

Expenses:
Investment advisory fees	2,660
Administrative fees	2,652
Servicing fees – Administrative Class	1,514
Distribution and/or servicing fees – Advisor Class	21
Trustees’ fees	18
Interest expense	9
Total Expenses	6,874

Net Investment Income	50,090

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	35,496
Net realized (loss) on futures contracts, written options and swaps	(14,237)
Net realized (loss) on foreign currency transactions	(4,176)
Net change in unrealized appreciation on investments	37,695
Net change in unrealized appreciation on futures contracts, written options and swaps	2,084
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,755
Net Gain	60,617

Net Increase in Net Assets Resulting from Operations	$110,707

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$50,090	$47,440
Net realized gain (loss)	17,083	(12,066)
Net change in unrealized appreciation (depreciation)	43,534	(27,331)
Net increase resulting from operations	110,707	8,043

Distributions to Shareholders:
From net investment income
Institutional Class	(2,260)	(1,932)
Administrative Class	(47,339)	(45,759)
Advisor Class	(382)	(41)
From net realized capital gains
Institutional Class	(99)	(1,205)
Administrative Class	(2,482)	(28,225)
Advisor Class	(30)	(68)

Total Distributions	(52,592)	(77,230)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	10,073	7,837
Administrative Class	357,076	367,822
Advisor Class	13,552	3,086
Issued as reinvestment of distributions
Institutional Class	2,359	3,137
Administrative Class	48,596	73,676
Advisor Class	413	109
Cost of shares redeemed
Institutional Class	(17,391)	(6,951)
Administrative Class	(411,698)	(353,626)
Advisor Class	(3,742)	(402)
Net increase (decrease) resulting from Portfolio share transactions	(762)	94,688

Total Increase in Net Assets	57,353	25,501

Net Assets:
Beginning of year	1,082,202	1,056,701
End of year*	$1,139,555	$1,082,202

*Including undistributed net investment income of:	$4,541	$9,256

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Georgia-Pacific Corp.
6.580% due 12/20/2012	$75	$72
6.831% due 12/20/2012	95	91
6.896% due 12/20/2012	810	772

Total Bank Loan Obligations (Cost $980)		935

CORPORATE BONDS & NOTES 14.9%

BANKING & FINANCE 12.4%
American Express Bank FSB
6.000% due 09/13/2017	2,400	2,418

American Express Centurion Bank
5.250% due 05/07/2008	500	500
6.000% due 09/13/2017	2,300	2,317

American International Group, Inc.
4.884% due 06/23/2008	1,200	1,201
5.850% due 01/16/2018	1,300	1,311

Atlantic & Western Re Ltd.
11.481% due 01/09/2009	900	909

Bank of America Corp.
4.875% due 11/06/2009	900	897
5.055% due 02/17/2009	5,400	5,408

Bank of America N.A.
4.966% due 12/18/2008	1,000	1,000

Bank of Ireland
4.951% due 12/19/2008	1,500	1,499
5.016% due 12/18/2009	1,000	998

Bank of Scotland PLC
5.028% due 07/17/2008	1,100	1,100

Barclays Bank PLC
5.450% due 09/12/2012	6,400	6,567
6.050% due 12/04/2017	2,300	2,322
7.434% due 09/29/2049	700	729

Bear Stearns Cos., Inc.
6.950% due 08/10/2012	2,600	2,676

C10 Capital SPV Ltd.
6.722% due 12/31/2049	500	462

Calabash Re II Ltd.
15.891% due 01/08/2010	250	262

Charter One Bank N.A.
5.115% due 04/24/2009	8,400	8,368

CIT Group Holdings, Inc.
5.134% due 01/30/2009	4,600	4,323

Citigroup Capital XXI
8.300% due 12/21/2057	1,200	1,257

Citigroup Funding, Inc.
4.896% due 04/23/2009	5,700	5,667

Citigroup, Inc.
4.872% due 12/28/2009	3,900	3,831
4.898% due 12/26/2008	2,900	2,888
4.944% due 05/02/2008	1,000	1,000
5.024% due 01/30/2009	1,000	992

Commonwealth Bank of Australia
5.282% due 06/08/2009	400	400

Credit Agricole S.A.
5.053% due 05/28/2009	1,900	1,901

DnB NORBank ASA
5.312% due 10/13/2009	1,100	1,101

East Lane Re Ltd.
11.911% due 05/06/2011	300	301

Export-Import Bank of Korea
5.460% due 10/04/2011	1,600	1,602

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Motor Credit Co. LLC
7.250% due 10/25/2011	$1,200	$1,040
7.800% due 06/01/2012	100	88

Foundation Re II Ltd.
11.655% due 11/26/2010	800	829

General Electric Capital Corp.
5.065% due 10/24/2008	800	799
5.095% due 10/26/2009	1,000	998
5.171% due 03/04/2008	2,800	2,802
5.172% due 12/12/2008	900	900

GMAC LLC
6.750% due 12/01/2014	1,600	1,292

Goldman Sachs Group, Inc.
5.142% due 06/28/2010	4,700	4,626
6.750% due 10/01/2037	6,300	6,192

HSBC Finance Corp.
4.982% due 05/21/2008	1,200	1,200
5.240% due 10/21/2009	1,900	1,892

JPMorgan Chase & Co.
4.908% due 06/26/2009	5,500	5,478
4.915% due 06/26/2009	700	697

Lehman Brothers Holdings, Inc.
4.905% due 11/24/2008	300	295
7.000% due 09/27/2027	100	102

Longpoint Re Ltd.
10.241% due 05/08/2010	1,100	1,129

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (k)	4,200	4,116

Merrill Lynch & Co., Inc.
5.191% due 10/23/2008	2,500	2,467
6.400% due 08/28/2017	2,400	2,443

Morgan Stanley
4.972% due 11/21/2008	1,000	993

Mystic Re Ltd.
14.081% due 12/05/2008	600	611

Phoenix Quake Ltd.
7.680% due 07/03/2008	500	501

Phoenix Quake Wind I Ltd.
7.680% due 07/03/2008	2,000	2,002

Rabobank Nederland
5.262% due 01/15/2009	800	799

Redwood Capital IX Ltd.
11.493% due 01/09/2008	500	500
11.993% due 01/09/2008	500	499

Rockies Express Pipeline LLC
5.776% due 08/20/2009	5,200	5,204

Royal Bank of Scotland Group PLC
5.230% due 07/21/2008	400	400

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	2,712

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	500	498
5.201% due 11/20/2009	2,700	2,668

Shackleton Re Ltd.
12.960% due 02/07/2008	1,000	1,004

Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	100

UBS AG
5.875% due 12/20/2017	1,000	1,009

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	1,700	1,697

Vita Capital II Ltd.
6.131% due 01/01/2010	300	296

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Vita Capital III Ltd.
6.351% due 01/01/2012	$700	$690

VTB Capital S.A.
5.494% due 08/01/2008	1,700	1,685

Wachovia Bank N.A.
5.015% due 02/23/2009	2,700	2,694
5.194% due 12/02/2010	2,400	2,383

Westpac Banking Corp.
5.212% due 06/06/2008	5,400	5,398

World Savings Bank FSB
4.938% due 05/08/2009	300	300
4.976% due 06/20/2008	300	300
5.249% due 03/02/2009	300	301

		140,836

INDUSTRIALS 1.7%
America Movil SAB de C.V.
4.958% due 06/27/2008	5,500	5,500

C8 Capital SPV Ltd.
6.640% due 12/29/2049	500	475

EchoStar DBS Corp.
5.750% due 10/01/2008	500	501
7.000% due 10/01/2013	5,000	5,075

Kraft Foods, Inc.
6.000% due 02/11/2013	1,000	1,029
6.125% due 02/01/2018	1,000	1,010

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	3,200	3,201

Weyerhaeuser Co.
5.884% due 09/24/2009	2,600	2,608

		19,399

UTILITIES 0.8%
AT&T, Inc.
4.978% due 02/05/2010	2,800	2,776

Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	101

Dominion Resources, Inc.
5.050% due 11/14/2008	300	299

Embarq Corp.
7.082% due 06/01/2016	300	310

Enel Finance International S.A.
5.700% due 01/15/2013	4,500	4,574

NiSource Finance Corp.
5.585% due 11/23/2009	800	793

		8,853

Total Corporate Bonds & Notes (Cost $169,188)		169,088

CONVERTIBLE BONDS & NOTES 0.4%
Chesapeake Energy Corp.
2.500% due 05/15/2037	3,750	4,186

Total Convertible Bonds & Notes (Cost $3,808)		4,186

MUNICIPAL BONDS & NOTES 0.4%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	492

Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	560

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Real Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	$800	$832

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
6.869% due 12/15/2013	130	133

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	882

Rhode Island State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	506

West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,100	1,058

Total Municipal Bonds & Notes (Cost $4,345)		4,463

U.S. GOVERNMENT AGENCIES 48.6%
Fannie Mae
4.186% due 11/01/2034	5,447	5,500
4.535% due 07/01/2035	649	650
4.669% due 05/25/2035	2,900	2,925
4.678% due 01/01/2035	614	611
4.925% due 12/25/2036	441	433
5.000% due 06/01/2036 - 04/01/2037	7,732	7,546
5.015% due 08/25/2034	329	324
5.215% due 05/25/2042	271	267
5.500% due 03/01/2034 - 12/01/2037	224,034	223,827
5.950% due 02/25/2044	868	874
6.000% due 09/01/2019 - 01/01/2038	70,691	71,925
6.063% due 06/01/2043 - 07/01/2044	8,212	8,221
6.064% due 09/01/2044	175	176
6.500% due 01/01/2038	41,000	42,147
7.320% due 11/01/2024	16	17

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	749	745
4.500% due 12/01/2021 - 06/01/2022	954	938
4.539% due 01/01/2034	582	593
5.000% due 02/15/2020 - 08/15/2020	8,993	9,048
5.125% due 08/25/2031	161	162
5.178% due 07/15/2019 - 10/15/2020	17,438	17,370
5.258% due 02/15/2019	1,302	1,296
5.378% due 12/15/2030	439	439
5.500% due 05/15/2016 - 05/01/2037	35,238	35,243
5.538% due 08/01/2036	993	1,001
6.000% due 08/01/2036 - 11/01/2037	92,764	94,170
6.063% due 10/25/2044 - 02/25/2045	12,808	12,827

Ginnie Mae
5.500% due 04/15/2037 (f)	3,765	3,791
5.500% due 08/15/2037	155	157
6.000% due 07/15/2037	1,473	1,509
6.500% due 09/15/2036 - 09/15/2037	1,456	1,504
6.500% due 09/15/2037 (f)	2,971	3,069

Small Business Administration
4.504% due 02/01/2014	1,442	1,399
4.880% due 11/01/2024	3,242	3,244

Total U.S. Government Agencies (Cost $548,253)		553,948

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 105.0%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$46,578	$46,437
1.625% due 01/15/2015	3,412	3,426
1.875% due 07/15/2015	106,305	108,390
2.000% due 04/15/2012	22,364	23,185
2.000% due 01/15/2014	83,589	86,364
2.000% due 07/15/2014	100,443	103,810
2.000% due 01/15/2016	16,940	17,390
2.000% due 01/15/2026	89,993	89,656
2.375% due 04/15/2011	34,613	36,089
2.375% due 01/15/2025	64,435	67,667
2.375% due 01/15/2027	57,415	60,734
2.500% due 07/15/2016	15,816	16,871
2.625% due 07/15/2017	6,489	7,004
3.000% due 07/15/2012	154,008	166,846
3.375% due 01/15/2012	4,733	5,164
3.375% due 04/15/2032	1,894	2,427
3.500% due 01/15/2011	29,213	31,427
3.625% due 04/15/2028	63,870	80,935
3.875% due 01/15/2009	71,997	74,145
3.875% due 04/15/2029	67,492	89,322
4.250% due 01/15/2010	49,263	52,581

U.S. Treasury Notes
4.625% due 02/29/2012	25,700	26,977

Total U.S. Treasury Obligations (Cost $1,190,565)		1,196,847

MORTGAGE-BACKED SECURITIES 9.6%
American Home Mortgage Investment Trust
5.015% due 09/25/2035	63	63

Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	840	839

Banc of America Funding Corp.
4.621% due 02/20/2036	3,067	3,054
6.144% due 01/20/2047	1,336	1,317

Banc of America Large Loan, Inc.
5.538% due 08/15/2029	5,131	5,122

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	171	175

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	3,625	3,583
4.550% due 08/25/2035	2,592	2,555
4.876% due 01/25/2035	8,159	8,157

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	5,132	5,057

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	544	545

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,839	4,790
5.684% due 01/26/2036	4,825	4,782

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	36	35

Citigroup Mortgage Loan Trust, Inc.
4.098% due 08/25/2035	165	161
4.248% due 08/25/2035	859	842
4.700% due 12/25/2035	3,902	3,831
4.748% due 08/25/2035	1,004	990
4.900% due 12/25/2035	200	197

Countrywide Alternative Loan Trust
5.029% due 09/20/2046	351	350
5.045% due 05/25/2047	433	409
5.129% due 02/20/2047	1,232	1,163
5.145% due 12/25/2035	96	93

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 11/19/2033	221	216
5.205% due 06/25/2035	630	616

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	$881	$878

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.883% due 10/25/2036	756	755

First Horizon Alternative Mortgage Securities
4.728% due 06/25/2034	838	830

First Horizon Asset Securities, Inc.
5.372% due 08/25/2035	966	962

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	5,866	5,832

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	579	568
4.945% due 01/25/2047	4,676	4,586
5.085% due 06/25/2045	970	919
5.135% due 11/25/2045	532	500

GSR Mortgage Loan Trust
4.539% due 09/25/2035	2,170	2,154

Harborview Mortgage Loan Trust
5.185% due 05/19/2035	241	229

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	287	282

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	688	671
4.965% due 01/25/2037	514	510
5.047% due 12/25/2034	567	561

JPMorgan Mortgage Trust
5.005% due 07/25/2035	1,340	1,338
5.023% due 02/25/2035	3,413	3,346

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	700	692

Mellon Residential Funding Corp.
5.378% due 11/15/2031	1,012	984
5.468% due 12/15/2030	837	821

Merrill Lynch Floating Trust
5.098% due 06/15/2022	253	245

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	2,451	2,360

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	4,797	4,628
5.115% due 11/25/2035	1,168	1,129
5.865% due 10/25/2035	693	681

Residential Accredit Loans, Inc.
5.165% due 08/25/2035	325	307

Securitized Asset Sales, Inc.
7.511% due 11/26/2023	10	10

Sequoia Mortgage Trust
5.315% due 10/19/2026	299	292

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	619	615
5.535% due 08/25/2035	477	474
6.188% due 01/25/2035	309	300

Structured Asset Mortgage Investments, Inc.
4.935% due 08/25/2036	469	467
4.965% due 09/25/2047	1,264	1,254
5.055% due 06/25/2036	291	277
5.215% due 07/19/2035	2,992	2,865
5.295% due 10/19/2034	214	210

Structured Asset Securities Corp.
4.915% due 05/25/2036	46	45
5.331% due 10/25/2035	555	550

TBW Mortgage-Backed Pass-Through Certificates
4.965% due 09/25/2036	86	85
4.975% due 01/25/2037	787	771

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
4.975% due 03/25/2046	$86	$85
4.975% due 11/25/2046	4,145	4,051
4.985% due 09/25/2046	2,113	2,066

Wachovia Bank Commercial Mortgage Trust
5.681% due 04/15/2034	250	250

Washington Mutual, Inc.
5.125% due 11/25/2045	477	451
5.155% due 08/25/2045	35	35
5.155% due 10/25/2045	2,949	2,773
5.518% due 01/25/2047	1,810	1,704
5.598% due 12/25/2046	232	218
5.788% due 02/25/2046	390	380
5.883% due 07/25/2046	1,590	1,519
5.988% due 11/25/2042	82	80
6.288% due 11/25/2046	251	247

Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/2034	509	502
4.109% due 06/25/2035	409	407
4.732% due 07/25/2034	502	497

Total Mortgage-Backed Securities (Cost $109,826)		109,190

ASSET-BACKED SECURITIES 6.0%
Aames Mortgage Investment Trust
4.925% due 04/25/2036	14	14

ACE Securities Corp.
4.915% due 07/25/2036	299	294
4.915% due 12/25/2036	255	247

Argent Securities, Inc.
4.915% due 10/25/2036	795	781
4.935% due 04/25/2036	122	122
4.945% due 03/25/2036	92	92

Asset-Backed Funding Certificates
4.925% due 11/25/2036	121	117
4.925% due 01/25/2037	3,164	3,115
5.215% due 06/25/2034	868	837

Asset-Backed Securities Corp. Home Equity
4.915% due 11/25/2036	83	82

Bank One Issuance Trust
5.138% due 12/15/2010	600	600

Bear Stearns Asset-Backed Securities Trust
4.915% due 11/25/2036	123	121
4.955% due 04/25/2036	126	125
5.065% due 09/25/2034	170	169
5.195% due 10/25/2032	58	56
5.195% due 01/25/2036	90	89
5.315% due 03/25/2043	166	165

Carrington Mortgage Loan Trust
4.915% due 01/25/2037	754	738

Centex Home Equity
4.915% due 06/25/2036	350	349

Chase Credit Card Master Trust
5.138% due 10/15/2010	500	500
5.138% due 02/15/2011	1,000	1,000

Chase Issuance Trust
5.038% due 12/15/2010	400	400

Citibank Credit Card Issuance Trust
5.342% due 01/15/2010	1,505	1,505

Citigroup Mortgage Loan Trust, Inc.
4.915% due 11/25/2036	227	225
4.945% due 01/25/2037	1,559	1,482

Countrywide Asset-Backed Certificates
4.895% due 01/25/2046	789	779
4.915% due 01/25/2037	425	420
4.915% due 05/25/2037	3,853	3,774
4.925% due 09/25/2046	280	277
4.935% due 07/25/2036	127	127

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.935% due 06/25/2037	$5,909	$5,764
4.975% due 10/25/2046	720	704
4.995% due 07/25/2036	48	48

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	2,220	2,144

Equity One Asset-Backed Securities, Inc.
5.165% due 04/25/2034	95	88

First Franklin Mortgage Loan Asset-Backed Certificates
4.895% due 07/25/2036	2,033	2,009
4.915% due 11/25/2036	1,772	1,700
4.915% due 12/25/2036	173	169
4.955% due 01/25/2036	331	329
5.115% due 04/25/2035	281	281

Fremont Home Loan Trust
4.915% due 10/25/2036	110	109
4.925% due 01/25/2037	426	415
5.035% due 01/25/2036	93	93

GSAMP Trust
4.905% due 10/25/2046	169	165
4.935% due 10/25/2036	55	52
4.935% due 12/25/2036	901	877
5.155% due 03/25/2034	148	148

GSR Mortgage Loan Trust
4.965% due 11/25/2030	140	139

HFC Home Equity Loan Asset-Backed Certificates
5.019% due 03/20/2036	213	210

Home Equity Asset Trust
4.945% due 05/25/2036	174	172

HSI Asset Securitization Corp. Trust
4.915% due 10/25/2036	209	200
4.915% due 12/25/2036	4,444	4,288
4.945% due 12/25/2035	216	214

Indymac Residential Asset-Backed Trust
4.915% due 11/25/2036	240	237
4.925% due 04/25/2037	2,260	2,212

JPMorgan Mortgage Acquisition Corp.
4.905% due 08/25/2036	136	134
4.915% due 07/25/2036	286	281
4.915% due 08/25/2036	743	731
4.915% due 10/25/2036	2,198	2,143
4.935% due 11/25/2036	157	155
5.075% due 06/25/2035	3	3

Lehman XS Trust
4.935% due 05/25/2046	268	266
4.945% due 04/25/2046	653	647
4.945% due 07/25/2046	432	428
4.945% due 11/25/2046	867	830

Long Beach Mortgage Loan Trust
4.895% due 06/25/2036	32	32
4.905% due 11/25/2036	124	122
4.925% due 05/25/2046	30	30
4.955% due 01/25/2046	76	76
5.045% due 08/25/2035	107	105

MASTR Asset-Backed Securities Trust
4.925% due 10/25/2036	15	15
4.925% due 11/25/2036	1,917	1,867

MBNA Credit Card Master Note Trust
5.128% due 12/15/2011	100	100

MBNA Master Credit Card Trust
5.388% due 09/15/2010	200	200

Merrill Lynch Mortgage Investors, Inc.
4.895% due 06/25/2037	232	229
4.915% due 05/25/2037	529	522
4.935% due 08/25/2036	1,525	1,504
4.935% due 07/25/2037	550	535

Morgan Stanley ABS Capital I
4.895% due 06/25/2036	24	24
4.905% due 06/25/2036	54	53

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.905% due 07/25/2036	$1,907	$1,875
4.905% due 10/25/2036	455	449
4.915% due 09/25/2036	442	430
4.915% due 10/25/2036	294	281

Morgan Stanley IXIS Real Estate Capital Trust
4.915% due 11/25/2036	114	111

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037	1,755	1,702

Nelnet Student Loan Trust
5.094% due 01/26/2015	194	194
5.174% due 07/25/2016	191	191
5.174% due 10/25/2016	64	64
5.182% due 09/25/2012	207	207

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	98	97

Nomura Asset Acceptance Corp.
5.005% due 01/25/2036	160	151

Option One Mortgage Loan Trust
4.905% due 02/25/2037	53	51
4.915% due 07/25/2036	48	48

Park Place Securities, Inc.
5.125% due 09/25/2035	34	33

Renaissance Home Equity Loan Trust
5.245% due 12/25/2032	81	79

Residential Asset Mortgage Products, Inc.
4.935% due 11/25/2036	163	160

Residential Asset Securities Corp.
4.905% due 06/25/2036	1,403	1,390
4.935% due 04/25/2036	21	21
4.935% due 11/25/2036	1,408	1,375

Securitized Asset-Backed Receivables LLC Trust
4.915% due 09/25/2036	163	158
4.925% due 12/25/2036	1,585	1,489

SLM Student Loan Trust
5.074% due 07/25/2017	501	501

Soundview Home Equity Loan Trust
4.915% due 10/25/2036	540	529
4.925% due 11/25/2036	363	359
4.965% due 10/25/2036	135	133

Specialty Underwriting & Residential Finance
4.895% due 06/25/2037	79	78
4.910% due 11/25/2037	53	52

Structured Asset Investment Loan Trust
4.915% due 07/25/2036	93	89

Structured Asset Securities Corp.
4.900% due 04/25/2035	1,291	1,262
4.915% due 10/25/2036	849	834
4.995% due 12/25/2035	143	143

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034	26	26

Washington Mutual Asset-Backed Certificates
4.915% due 01/25/2037	757	725

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	798	784

Total Asset-Backed Securities (Cost $70,001)		68,472

SOVEREIGN ISSUES 0.0%
Colombia Government International Bond
10.000% due 01/23/2012	350	409

Total Sovereign Issues (Cost $352)		409

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.8%
Canadian Government Bond
3.000% due 12/01/2036 (b)	CAD	542	$681

France Government Bond
3.000% due 07/25/2012 (b)	EUR	1,695	2,598

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	4,827

Green Valley Ltd.
8.376% due 01/10/2011		500	733

Italy Buoni Poliennali Del Tesoro
2.150% due 09/15/2014 (b)		549	807

Japanese Government CPI Linked Bond
0.800% due 12/10/2015	JPY	541,080	4,793
1.100% due 12/10/2016		937,180	8,440
1.200% due 06/10/2017		1,249,920	11,283

Pylon Ltd.
6.224% due 12/29/2008	EUR	700	1,023
8.841% due 12/29/2008		1,100	1,624

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		500	728

United Kingdom Gilt Inflation Linked Bond
2.500% due 05/20/2009	GBP	1,100	5,800

Total Foreign Currency-Denominated Issues (Cost $40,806)			43,337

SHORT-TERM INSTRUMENTS 20.0%

CERTIFICATES OF DEPOSIT 3.7%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$5,900	5,902

Calyon Financial, Inc.
5.204% due 01/16/2009		1,800	1,797

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank NY
4.767% due 06/30/2008	$5,200	$5,196

HSBC Bank USA N.A.
5.426% due 07/28/2008	1,100	1,101

Nordea Bank Finland PLC
4.695% due 03/31/2008	300	300
4.991% due 05/28/2008	700	700
5.308% due 04/09/2009	2,300	2,298

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008	1,900	1,899

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	5,400	5,395
5.340% due 08/21/2008	5,600	5,597

Societe Generale NY
4.768% due 06/30/2008	5,600	5,602
5.270% due 03/26/2008	1,900	1,900

Unicredito Italiano NY
5.062% due 05/29/2008	4,200	4,200

		41,887

COMMERCIAL PAPER 13.0%
Abbey National Treasury Services PLC
4.570% due 01/04/2008	22,300	22,294

Citibank N.A.
5.900% due 01/25/2008	5,100	5,081
5.940% due 02/01/2008	11,300	11,244

National Australia Bank Ltd.
4.240% due 01/04/2008	31,200	31,193

Rabobank Financial Co.
3.990% due 01/02/2008	10,900	10,900

Royal Bank of Scotland Group PLC
4.920% due 01/22/2008	2,600	2,593
4.940% due 03/20/2008	30,000	29,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Swedbank AB
4.920% due 01/25/2008	$3,800	$3,788

UBS Finance Delaware LLC
4.000% due 01/02/2008	31,500	31,500

		148,279

REPURCHASE AGREEMENTS 0.3%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	3,976	3,976

(Dated 12/31/2007. Collateralized by Fannie Mae 0.000% due 01/15/2008 valued at $3,371 and Federal Home Loan Bank 0.000% due 01/25/2008 valued at $688. Repurchase proceeds are $3,977.)

U.S. TREASURY BILLS 3.0%
2.889% due 02/28/2008 - 03/13/2008 (a)(c)(d)(g)	34,157	33,942

Total Short-Term Instruments (Cost $228,130)		228,084

PURCHASED OPTIONS (i) 0.3%
(Cost $2,079)		3,813

Total Investments (e) 209.1% (Cost $2,368,333)		$2,382,772

Written Options (j) (0.6%) (Premiums $4,745)		(7,068)

Other Assets and Liabilities (Net) (108.5%)		(1,236,149)

Net Assets (e) 100.0%		$1,139,555

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $8,422 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) Securities with an aggregate market value of $23,157 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $13,841 and derivative instruments with an aggregate depreciation of ($1,686) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) The average amount of borrowing outstanding during the period ended December 31, 2007 was $5,500 at a weighted average interest rate of 4.600%. On December 31, 2007, securities valued at $5,732 were pledged as collateral for reverse repurchase agreements.

(g) Securities with an aggregate market value of $1,868 and cash of $5,235 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	387	$232
90-Day Euribor June Futures	Short	06/2009	3	(1)
90-Day Euribor March Futures	Long	03/2009	7	9
90-Day Euribor September Futures	Short	09/2008	77	52
90-Day Eurodollar December Futures	Long	12/2008	188	505
90-Day Eurodollar June Futures	Short	06/2008	35	(88)
90-Day Eurodollar June Futures	Long	06/2009	211	634
90-Day Eurodollar March Futures	Short	03/2008	28	(34)
90-Day Eurodollar March Futures	Long	03/2009	568	1,641
90-Day Eurodollar September Futures	Long	09/2008	252	5
90-Day Eurodollar September Futures	Long	09/2009	176	467
Euro-Bund 10-Year Bond March Futures	Short	03/2008	86	258
Japan Government 10-Year Bond March Futures	Long	03/2008	14	73

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	625	$(394)
U.S. Treasury 10-Year Note March Futures	Short	03/2008	66	(74)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	1,072	1,036
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	57	37
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	550	533
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	90	97
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	448	(20)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	56	61
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	208	233

				$5,262

(h) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	7.000%		09/20/2012	$600	$(8)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	200	(16)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	1.400%		09/20/2008	1,000	(44)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	200	(23)
Barclays Bank PLC	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.770%		09/20/2012	600	3
Barclays Bank PLC	Masco Corp. 5.875% due 07/15/2012	Buy	(0.870%	)	12/20/2012	1,000	27
Barclays Bank PLC	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%		12/20/2008	2,900	(4)
Barclays Bank PLC	Peru Government International Bond 8.750% due 11/21/2033	Sell	0.350%		12/20/2008	1,500	(1)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.330%		12/20/2008	1,500	(3)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.780%		12/20/2008	1,500	(4)
BNP Paribas Bank	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.390%	)	12/20/2012	100	1
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.900%		09/20/2012	500	(6)
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.120%		09/20/2012	300	(1)
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.200%		09/20/2012	300	0
Citibank N.A.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	500	(22)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Buy	(5.000%	)	09/20/2012	900	58
Citibank N.A.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.400%	)	12/20/2012	100	1
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	0.970%		06/20/2012	300	(10)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.010%		06/20/2012	1,400	(43)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.040%		06/20/2012	200	(6)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.550%		09/20/2012	100	(1)
Credit Suisse USA, Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.740%		09/20/2012	700	2
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Buy	(4.250%	)	09/20/2008	300	7
Deutsche Bank AG	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.510%		12/20/2008	3,000	(8)
Deutsche Bank AG	Masco Corp. 5.875% due 07/15/2012	Buy	(0.840%	)	12/20/2012	1,400	39
Deutsche Bank AG	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.325%		12/20/2008	1,400	(3)
Deutsche Bank AG	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.790%		12/20/2008	1,400	(3)
Goldman Sachs & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Buy	(1.780%	)	12/20/2012	700	1
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.400%		09/20/2008	2,500	(83)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.400%		06/20/2011	700	(72)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	1,000	(114)
Goldman Sachs & Co.	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.270%	)	09/20/2012	1,700	18
Goldman Sachs & Co.	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.260%	)	09/20/2012	3,400	37
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	2,000	1
JPMorgan Chase & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	700	(31)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%		09/20/2012	300	(26)
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.700%		09/20/2012	700	(14)
JPMorgan Chase & Co.	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.930%	)	12/20/2012	400	6
Lehman Brothers, Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.425%		09/20/2008	1,500	(66)
Lehman Brothers, Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.720%		09/20/2012	1,000	3
Lehman Brothers, Inc.	Peru Government International Bond 9.125% due 02/21/2012	Sell	0.370%		12/20/2008	1,400	(1)
Morgan Stanley	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	800	(71)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.850%		06/20/2012	500	(9)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	7.300%		09/20/2012	5,100	(25)
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.660%		09/20/2012	600	(13)
UBS Warburg LLC	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.920%	)	12/20/2012	900	13

							$(514)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	$3,400	$88
Bank of America	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,600	(5)
Bank of America	Dow Jones CDX N.A. XO8 Index	Buy	(1.400%	)	06/20/2012	600	3
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	5,900	34

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Real Return Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones CDX N.A. IG8 Index	Buy	(0.350%	)	06/20/2012	$2,300	$16
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	8,400	(12)
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	16,100	289
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	6,000	31
Goldman Sachs & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	4,800	(7)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Sell	0.600%		12/20/2012	2,400	(7)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,700	(2)
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%		12/20/2012	7,800	45
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	6,500	(26)
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,200	(6)
Lehman Brothers, Inc.	Home Equity Index A Rating 2007-1	Sell	0.640%		08/25/2037	500	(38)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	500	4
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	13,800	167
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	13,800	168
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	5,600	(7)

							$735

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009	AUD	13,700	$(80)
Barclays Bank PLC	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		1,700	49
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		4,700	(81)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		18,700	(317)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	06/15/2010		46,200	(459)
JPMorgan Chase & Co.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		3,100	(53)
Morgan Stanley	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009		14,400	(85)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		1,800	53
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,900	(32)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	14,400	(328)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		5,000	(5)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		22,000	(559)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.410%	01/04/2010		3,000	(4)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		24,200	(790)
Bank of America	3-Month Canadian Bank Bill	Pay	5.000%	06/20/2012	CAD	10,400	107
Bank of America	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		7,400	(75)
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		300	(6)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	2,500	31
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		600	(12)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012		300	(6)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.980%	04/30/2012		900	(17)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		3,400	31
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	15
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.983%	03/15/2012		1,900	(35)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.150%	01/19/2016		15,000	(33)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		13,200	(3)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,100	(61)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012		9,200	(136)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		700	(13)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		600	(12)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		3,800	(80)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		2,500	2
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		13,100	(3)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		6,800	604
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		2,100	(38)
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	39
UBS Warburg LLC	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		2,700	19
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		2,700	3
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	19,700	(51)
Barclays Bank PLC	United Kingdom RPI Index	Pay	3.250%	12/14/2017		1,400	10
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		5,700	317
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		4,600	53
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,800	97
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	03/20/2010		4,900	87
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		4,300	(122)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		2,500	268
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		5,000	(33)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	12/19/2009		34,800	177

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	6,700	$124
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.183%	12/19/2017		3,400	(6)
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.440%	09/10/2027		1,100	(13)
UBS Warburg LLC	United Kingdom RPI Index	Pay	2.548%	11/14/2016		5,000	(105)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017	JPY	960,000	(13)
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		240,000	(2)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		230,000	(3)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		2,900,000	81
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		560,000	(32)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016	MXN	17,000	18
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.330%	02/14/2017		11,100	(15)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		110,700	(275)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		15,300	(30)
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		16,400	(32)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		20,900	(51)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2027		$5,000	165
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		46,400	90
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		13,200	41
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		11,200	81
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		25,800	(56)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		61,500	141
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		6,600	4
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		5,400	(455)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		5,700	(554)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		1,000	24
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		24,400	74
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		1,200	0
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		2,700	(13)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		12,500	56
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		1,400	11
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		7,100	(133)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		16,800	475
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,500	7
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		13,400	148
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		3,500	(54)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		57,400	(115)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		4,600	120
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		184,000	3,014

							$1,150

(i) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note February Futures	$122.500	01/25/2008	200	$4	$3
Call - CBOT U.S. Treasury 5-Year Note February Futures	123.000	01/25/2008	351	7	6
Call - CBOT U.S. Treasury 10-Year Note March Futures	134.000	02/22/2008	335	6	5
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	28	1	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	116	2	2
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	55	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	140.000	02/22/2008	100	2	2
Call - CBOT U.S. Treasury 30-Year Bond March Futures	139.000	02/22/2008	919	17	14

				$40	$33

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	$43,000	$241	$870
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	9,000	45	187

							$286	$1,057

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.353	06/26/2008	EUR	4,600	$145	$527
Put - OTC Euro versus U.S. dollar		1.353	06/26/2008		4,600	145	35
Call - OTC Euro versus U.S. dollar		1.392	07/08/2010		5,200	274	485
Put - OTC Euro versus U.S. dollar		1.392	07/08/2010		5,200	274	238
Call - OTC U.S. dollar versus Japanese yen	JPY	118.150	06/23/2008		$14,600	384	55
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		14,600	384	1,139
Call - OTC U.S. dollar versus Japanese yen		111.000	12/01/2008		3,000	54	21

						$1,660	$2,500

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Real Return Portfolio (Cont.)

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 6.000% due 03/01/2038	$105.000	03/05/2008	$25,000	$3	$0
Call - OTC Freddie Mac 6.000% due 02/01/2038	104.000	02/05/2008	460	0	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	86.000	03/05/2008	5,800	1	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	92.000	02/27/2008	60,000	14	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	88.000	02/14/2008	90,000	21	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	70.000	03/05/2008	65,000	15	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	102.500	01/07/2008	150,000	12	0
Put - OTC Treasury Inflation Protected Securities 3.500% due 01/15/2011	103.500	01/07/2008	19,000	1	0
Put - OTC Treasury Inflation Protected Securities 3.625% due 04/15/2028	109.000	01/07/2008	60,000	5	0
Put - OTC Treasury Inflation Protected Securities 3.875% due 01/15/2009	100.500	02/27/2008	70,000	16	223
Put - OTC Treasury Inflation Protected Securities 3.875% due 04/15/2029	93.000	02/14/2008	20,000	5	0

				$93	$223

(j) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	264	$97	$751
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/22/2008	142	61	2

				$158	$753

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	$2,500	$120	$271
Put - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	2,500	91	35
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	6,000	160	313
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	6,000	160	74
Call - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	3,100	129	336
Put - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	3,100	131	43
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	12,300	309	641
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	12,300	297	152
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	271
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	160
Call - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	4,400	153	478
Put - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	4,400	218	61
Call - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	6,600	195	344
Put - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	6,600	133	82
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	19,000	234	694
Call - OTC 10-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	8,800	221	459
Put - OTC 10-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	8,800	213	109
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	4,000	45	146
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	11,000	300	496
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	271
Put - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	17,000	602	455

							$4,286	$5,891

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY 118.150	06/23/2008	$4,300	$54	$16
Put - OTC U.S. dollar versus Japanese yen	118.150	06/23/2008	4,300	197	336
Put - OTC U.S. dollar versus Japanese yen	100.000	12/01/2008	3,000	50	72

				$301	$424

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	$4,162	$4,116	0.36%

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	5.000%	01/01/2038	$7,800	$7,683	$7,611
Fannie Mae	6.000%	01/01/2023	15,700	15,994	16,066
Fannie Mae	6.000%	01/01/2038	36,200	36,788	36,760
Freddie Mac	4.500%	01/01/2023	1,200	1,170	1,181
Freddie Mac	5.500%	01/01/2038	6,800	6,811	6,786
Freddie Mac	6.000%	01/01/2038	91,100	92,517	92,452
Ginnie Mae	5.500%	01/01/2038	4,000	3,995	4,029
Ginnie Mae	6.000%	01/01/2038	1,500	1,525	1,536
Ginnie Mae	6.500%	01/01/2038	5,000	5,167	5,163
Treasury Inflation Protected Securities	1.875%	07/15/2013	12,128	12,323	12,511
Treasury Inflation Protected Securities	2.375%	01/15/2017	26,884	28,293	28,405
U.S. Treasury Bonds	4.750%	08/15/2017	9,500	9,975	10,250
U.S. Treasury Bonds	4.750%	02/15/2037	3,800	3,926	4,053
U.S. Treasury Notes	3.625%	05/15/2013	300	304	304
U.S. Treasury Notes	4.125%	08/31/2012	11,000	11,264	11,494
U.S. Treasury Notes	4.875%	08/15/2016	19,800	20,901	21,518

				$258,636	$260,119

(2) Market value includes $921 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	30,671	03/2008	$1,518	$0	$1,518
Buy		27,426	07/2008	183	(7)	176
Sell	CAD	592	01/2008	0	(13)	(13)
Sell	CHF	910	03/2008	4	0	4
Buy	CNY	92,519	01/2008	286	0	286
Sell		92,519	01/2008	0	(142)	(142)
Buy		92,514	03/2008	202	0	202
Sell		92,514	03/2008	0	(205)	(205)
Buy	EUR	122	01/2008	0	(1)	(1)
Sell		13,432	01/2008	30	(13)	17
Buy	GBP	316	01/2008	0	0	0
Sell		12,586	01/2008	313	0	313
Buy	JPY	1,966,072	02/2008	65	0	65
Sell		5,351,877	02/2008	108	0	108
Buy	KRW	616,692	01/2008	0	(13)	(13)
Buy		3,077,249	05/2008	11	0	11
Buy	MXN	114,974	03/2008	6	(41)	(35)
Sell		131,603	03/2008	63	0	63
Buy		170,612	07/2008	173	0	173
Buy	MYR	4,342	05/2008	31	0	31
Buy	PLN	11,607	07/2008	450	0	450
Buy	RUB	122,658	01/2008	192	0	192
Sell		122,658	01/2008	4	(48)	(44)
Buy		20,751	07/2008	22	0	22
Buy		57,319	11/2008	1	0	1
Buy	SGD	244	02/2008	6	0	6
Buy		5,896	05/2008	169	0	169

				$3,837	$(483)	$3,354

See Accompanying Notes	Annual Report	December 31, 2007	17

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust(the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

18	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio

20	PIMCO Variable Insurance Trust

December 31, 2007

generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,078,700	$16,798,338	$309,233	$101,434

22	PIMCO Variable Insurance Trust

December 31, 2007

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	146	$97,800	$643
Sales	1,999	196,800	5,341
Closing Buys	(1,078)	(74,800)	(754)
Expirations	(661)	(51,800)	(485)
Exercised	0	0	0
Balance at 12/31/2007	406	$168,000	$4,745

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	836	$10,073	629	$7,837
Administrative Class	29,595	357,076	29,533	367,822
Advisor Class	1,118	13,552	248	3,086

Issued as reinvestment of distributions
Institutional Class	195	2,359	255	3,137
Administrative Class	4,012	48,596	5,979	73,676
Advisor Class	34	413	9	109

Cost of shares redeemed
Institutional Class	(1,432)	(17,391)	(557)	(6,951)
Administrative Class	(34,142)	(411,698)	(28,578)	(353,626)
Advisor Class	(305)	(3,742)	(32)	(402)
Net increase (decrease) resulting from Portfolio share transactions	(89)	$(762)	7,486	$94,688

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	99
Administrative Class	4	55
Advisor Class	3	98

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to

Annual Report	December 31, 2007	23

reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 10,263	$ 0	$ 3,451	$ (5,257)	$ (10,368)	$ (2,214)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in 2015

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 2,377,387	$ 12,123	$ (6,738)	$ 5,385

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 52,581	$ 11	$ 0
12/31/2006	77,230	0	0

(6) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

U.S. Treasury Obligations	50.2%
U.S. Government Agencies	23.2%
Short-Term Instruments	9.6%
Corporate Bonds & Notes	7.1%
Mortgage-Backed Securities	4.6%
Other	5.3%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (02/28/06)
PIMCO Real Return Portfolio Advisor Class	10.53%	5.62%
Lehman Brothers U.S. TIPS Index±	11.63%	6.45%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), having at least 1 year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees or expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,096.62	$1,021.42
Expenses Paid During Period†	$3.96	$3.82

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) versus U.S. nominal bonds added to performance as U.S. TIPS outperformed nominal bonds over the period.

»	Positioning for a steeper U.S. nominal yield curve added to performance as the two-year U.S. Treasury yield fell more than the 30-year U.S. Treasury yield over the period.

»	A U.K. nominal yield curve steepening bias added to performance as the two-year U.K. Gilt yield declined, while the 30-year yield rose over the period.

»	An emphasis on nominal bonds in Europe versus inflation-linked bonds (“ILBs”) detracted from performance as most ILBs outperformed their nominal counterparts in the region.

»	Holdings of U.S. mortgage-backed securities detracted from performance as they underperformed like-duration U.S. Treasuries.

»	Holdings of Australian nominal bonds detracted from performance as yields on ten-year Australian government bonds rose.

»	Exposure to U.S. corporate securities detracted from performance as the sector underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$11.93	$12.69
Net investment income (a)	0.56	0.47
Net realized/unrealized gain (loss) on investments	0.66	(0.46)
Total income from investment operations	1.22	0.01
Dividends from net investment income	(0.55)	(0.44)
Distributions from net realized capital gains	(0.03)	(0.33)
Total distributions	(0.58)	(0.77)
Net asset value end of year or period	$12.57	$11.93
Total return	10.53%	0.04%
Net assets end of year or period (000s)	$13,478	$2,684
Ratio of expenses to average net assets	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%*
Ratio of net investment income to average net assets	4.59%	4.49%*
Portfolio turnover rate	901%	963%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$2,378,796
Repurchase agreements, at value	3,976
Cash	44
Deposits with brokers for open futures contracts	5,235
Foreign currency, at value	5,331
Receivable for investments sold	278,276
Receivable for Portfolio shares sold	3,048
Interest and dividends receivable	8,227
Variation margin receivable	406
Swap premiums paid	3,752
Unrealized appreciation on foreign currency contracts	3,837
Unrealized appreciation on swap agreements	7,698
Other assets	2
2,698,628

Liabilities:
Payable for the reverse repurchase agreements	$5,508
Payable for investments purchased	61,249
Payable for investments purchased on a delayed-delivery basis	1,194,882
Payable for Portfolio shares redeemed	12,631
Payable for short sales	260,119
Written options outstanding	7,068
Dividends payable	140
Accrued investment advisory fee	232
Accrued administrative fee	224
Accrued distribution fee	3
Accrued servicing fee	128
Variation margin payable	833
Swap premiums received	6,501
Unrealized depreciation on foreign currency contracts	483
Unrealized depreciation on swap agreements	6,327
Other liabilities	2,745
1,559,073

Net Assets	$1,139,555

Net Assets Consist of:
Paid in capital	$1,143,680
Undistributed net investment income	4,541
Accumulated undistributed net realized (loss)	(27,497)
Net unrealized appreciation	18,831
$1,139,555

Net Assets:
Institutional Class	$43,300
Administrative Class	1,082,777
Advisor Class	13,478

Shares Issued and Outstanding:
Institutional Class	3,444
Administrative Class	86,132
Advisor Class	1,072

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.57
Administrative Class	12.57
Advisor Class	12.57

Cost of Investments Owned	$2,364,357
Cost of Repurchase Agreements Owned	$3,976
Cost of Foreign Currency Held	$5,301
Proceeds Received on Short Sales	$258,636
Premiums Received on Written Options	$4,745

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$56,925
Miscellaneous income	39
Total Income	56,964

Expenses:
Investment advisory fees	2,660
Administrative fees	2,652
Servicing fees – Administrative Class	1,514
Distribution and/or servicing fees – Advisor Class	21
Trustees’ fees	18
Interest expense	9
Total Expenses	6,874

Net Investment Income	50,090

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	35,496
Net realized (loss) on futures contracts, written options and swaps	(14,237)
Net realized (loss) on foreign currency transactions	(4,176)
Net change in unrealized appreciation on investments	37,695
Net change in unrealized appreciation on futures contracts, written options and swaps	2,084
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,755
Net Gain	60,617

Net Increase in Net Assets Resulting from Operations	$110,707

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$50,090	$47,440
Net realized gain (loss)	17,083	(12,066)
Net change in unrealized appreciation (depreciation)	43,534	(27,331)
Net increase resulting from operations	110,707	8,043

Distributions to Shareholders:
From net investment income
Institutional Class	(2,260)	(1,932)
Administrative Class	(47,339)	(45,759)
Advisor Class	(382)	(41)
From net realized capital gains
Institutional Class	(99)	(1,205)
Administrative Class	(2,482)	(28,225)
Advisor Class	(30)	(68)

Total Distributions	(52,592)	(77,230)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	10,073	7,837
Administrative Class	357,076	367,822
Advisor Class	13,552	3,086
Issued as reinvestment of distributions
Institutional Class	2,359	3,137
Administrative Class	48,596	73,676
Advisor Class	413	109
Cost of shares redeemed
Institutional Class	(17,391)	(6,951)
Administrative Class	(411,698)	(353,626)
Advisor Class	(3,742)	(402)
Net increase (decrease) resulting from Portfolio share transactions	(762)	94,688

Total Increase in Net Assets	57,353	25,501

Net Assets:
Beginning of year	1,082,202	1,056,701
End of year*	$1,139,555	$1,082,202

*Including undistributed net investment income of:	$4,541	$9,256

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Georgia-Pacific Corp.
6.580% due 12/20/2012	$75	$72
6.831% due 12/20/2012	95	91
6.896% due 12/20/2012	810	772

Total Bank Loan Obligations (Cost $980)		935

CORPORATE BONDS & NOTES 14.9%

BANKING & FINANCE 12.4%
American Express Bank FSB
6.000% due 09/13/2017	2,400	2,418

American Express Centurion Bank
5.250% due 05/07/2008	500	500
6.000% due 09/13/2017	2,300	2,317

American International Group, Inc.
4.884% due 06/23/2008	1,200	1,201
5.850% due 01/16/2018	1,300	1,311

Atlantic & Western Re Ltd.
11.481% due 01/09/2009	900	909

Bank of America Corp.
4.875% due 11/06/2009	900	897
5.055% due 02/17/2009	5,400	5,408

Bank of America N.A.
4.966% due 12/18/2008	1,000	1,000

Bank of Ireland
4.951% due 12/19/2008	1,500	1,499
5.016% due 12/18/2009	1,000	998

Bank of Scotland PLC
5.028% due 07/17/2008	1,100	1,100

Barclays Bank PLC
5.450% due 09/12/2012	6,400	6,567
6.050% due 12/04/2017	2,300	2,322
7.434% due 09/29/2049	700	729

Bear Stearns Cos., Inc.
6.950% due 08/10/2012	2,600	2,676

C10 Capital SPV Ltd.
6.722% due 12/31/2049	500	462

Calabash Re II Ltd.
15.891% due 01/08/2010	250	262

Charter One Bank N.A.
5.115% due 04/24/2009	8,400	8,368

CIT Group Holdings, Inc.
5.134% due 01/30/2009	4,600	4,323

Citigroup Capital XXI
8.300% due 12/21/2057	1,200	1,257

Citigroup Funding, Inc.
4.896% due 04/23/2009	5,700	5,667

Citigroup, Inc.
4.872% due 12/28/2009	3,900	3,831
4.898% due 12/26/2008	2,900	2,888
4.944% due 05/02/2008	1,000	1,000
5.024% due 01/30/2009	1,000	992

Commonwealth Bank of Australia
5.282% due 06/08/2009	400	400

Credit Agricole S.A.
5.053% due 05/28/2009	1,900	1,901

DnB NORBank ASA
5.312% due 10/13/2009	1,100	1,101

East Lane Re Ltd.
11.911% due 05/06/2011	300	301

Export-Import Bank of Korea
5.460% due 10/04/2011	1,600	1,602

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Motor Credit Co. LLC
7.250% due 10/25/2011	$1,200	$1,040
7.800% due 06/01/2012	100	88

Foundation Re II Ltd.
11.655% due 11/26/2010	800	829

General Electric Capital Corp.
5.065% due 10/24/2008	800	799
5.095% due 10/26/2009	1,000	998
5.171% due 03/04/2008	2,800	2,802
5.172% due 12/12/2008	900	900

GMAC LLC
6.750% due 12/01/2014	1,600	1,292

Goldman Sachs Group, Inc.
5.142% due 06/28/2010	4,700	4,626
6.750% due 10/01/2037	6,300	6,192

HSBC Finance Corp.
4.982% due 05/21/2008	1,200	1,200
5.240% due 10/21/2009	1,900	1,892

JPMorgan Chase & Co.
4.908% due 06/26/2009	5,500	5,478
4.915% due 06/26/2009	700	697

Lehman Brothers Holdings, Inc.
4.905% due 11/24/2008	300	295
7.000% due 09/27/2027	100	102

Longpoint Re Ltd.
10.241% due 05/08/2010	1,100	1,129

Merna Reinsurance Ltd.
5.480% due 07/07/2010 (k)	4,200	4,116

Merrill Lynch & Co., Inc.
5.191% due 10/23/2008	2,500	2,467
6.400% due 08/28/2017	2,400	2,443

Morgan Stanley
4.972% due 11/21/2008	1,000	993

Mystic Re Ltd.
14.081% due 12/05/2008	600	611

Phoenix Quake Ltd.
7.680% due 07/03/2008	500	501

Phoenix Quake Wind I Ltd.
7.680% due 07/03/2008	2,000	2,002

Rabobank Nederland
5.262% due 01/15/2009	800	799

Redwood Capital IX Ltd.
11.493% due 01/09/2008	500	500
11.993% due 01/09/2008	500	499

Rockies Express Pipeline LLC
5.776% due 08/20/2009	5,200	5,204

Royal Bank of Scotland Group PLC
5.230% due 07/21/2008	400	400

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	2,712

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	500	498
5.201% due 11/20/2009	2,700	2,668

Shackleton Re Ltd.
12.960% due 02/07/2008	1,000	1,004

Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	100

UBS AG
5.875% due 12/20/2017	1,000	1,009

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	1,700	1,697

Vita Capital II Ltd.
6.131% due 01/01/2010	300	296

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Vita Capital III Ltd.
6.351% due 01/01/2012	$700	$690

VTB Capital S.A.
5.494% due 08/01/2008	1,700	1,685

Wachovia Bank N.A.
5.015% due 02/23/2009	2,700	2,694
5.194% due 12/02/2010	2,400	2,383

Westpac Banking Corp.
5.212% due 06/06/2008	5,400	5,398

World Savings Bank FSB
4.938% due 05/08/2009	300	300
4.976% due 06/20/2008	300	300
5.249% due 03/02/2009	300	301

		140,836

INDUSTRIALS 1.7%
America Movil SAB de C.V.
4.958% due 06/27/2008	5,500	5,500

C8 Capital SPV Ltd.
6.640% due 12/29/2049	500	475

EchoStar DBS Corp.
5.750% due 10/01/2008	500	501
7.000% due 10/01/2013	5,000	5,075

Kraft Foods, Inc.
6.000% due 02/11/2013	1,000	1,029
6.125% due 02/01/2018	1,000	1,010

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	3,200	3,201

Weyerhaeuser Co.
5.884% due 09/24/2009	2,600	2,608

		19,399

UTILITIES 0.8%
AT&T, Inc.
4.978% due 02/05/2010	2,800	2,776

Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	101

Dominion Resources, Inc.
5.050% due 11/14/2008	300	299

Embarq Corp.
7.082% due 06/01/2016	300	310

Enel Finance International S.A.
5.700% due 01/15/2013	4,500	4,574

NiSource Finance Corp.
5.585% due 11/23/2009	800	793

		8,853

Total Corporate Bonds & Notes (Cost $169,188)		169,088

CONVERTIBLE BONDS & NOTES 0.4%
Chesapeake Energy Corp.
2.500% due 05/15/2037	3,750	4,186

Total Convertible Bonds & Notes (Cost $3,808)		4,186

MUNICIPAL BONDS & NOTES 0.4%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	492

Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	560

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Real Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	$800	$832

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
6.869% due 12/15/2013	130	133

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	882

Rhode Island State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	506

West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,100	1,058

Total Municipal Bonds & Notes (Cost $4,345)		4,463

U.S. GOVERNMENT AGENCIES 48.6%
Fannie Mae
4.186% due 11/01/2034	5,447	5,500
4.535% due 07/01/2035	649	650
4.669% due 05/25/2035	2,900	2,925
4.678% due 01/01/2035	614	611
4.925% due 12/25/2036	441	433
5.000% due 06/01/2036 - 04/01/2037	7,732	7,546
5.015% due 08/25/2034	329	324
5.215% due 05/25/2042	271	267
5.500% due 03/01/2034 - 12/01/2037	224,034	223,827
5.950% due 02/25/2044	868	874
6.000% due 09/01/2019 - 01/01/2038	70,691	71,925
6.063% due 06/01/2043 - 07/01/2044	8,212	8,221
6.064% due 09/01/2044	175	176
6.500% due 01/01/2038	41,000	42,147
7.320% due 11/01/2024	16	17

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	749	745
4.500% due 12/01/2021 - 06/01/2022	954	938
4.539% due 01/01/2034	582	593
5.000% due 02/15/2020 - 08/15/2020	8,993	9,048
5.125% due 08/25/2031	161	162
5.178% due 07/15/2019 - 10/15/2020	17,438	17,370
5.258% due 02/15/2019	1,302	1,296
5.378% due 12/15/2030	439	439
5.500% due 05/15/2016 - 05/01/2037	35,238	35,243
5.538% due 08/01/2036	993	1,001
6.000% due 08/01/2036 - 11/01/2037	92,764	94,170
6.063% due 10/25/2044 - 02/25/2045	12,808	12,827

Ginnie Mae
5.500% due 04/15/2037 (f)	3,765	3,791
5.500% due 08/15/2037	155	157
6.000% due 07/15/2037	1,473	1,509
6.500% due 09/15/2036 - 09/15/2037	1,456	1,504
6.500% due 09/15/2037 (f)	2,971	3,069

Small Business Administration
4.504% due 02/01/2014	1,442	1,399
4.880% due 11/01/2024	3,242	3,244

Total U.S. Government Agencies (Cost $548,253)		553,948

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 105.0%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$46,578	$46,437
1.625% due 01/15/2015	3,412	3,426
1.875% due 07/15/2015	106,305	108,390
2.000% due 04/15/2012	22,364	23,185
2.000% due 01/15/2014	83,589	86,364
2.000% due 07/15/2014	100,443	103,810
2.000% due 01/15/2016	16,940	17,390
2.000% due 01/15/2026	89,993	89,656
2.375% due 04/15/2011	34,613	36,089
2.375% due 01/15/2025	64,435	67,667
2.375% due 01/15/2027	57,415	60,734
2.500% due 07/15/2016	15,816	16,871
2.625% due 07/15/2017	6,489	7,004
3.000% due 07/15/2012	154,008	166,846
3.375% due 01/15/2012	4,733	5,164
3.375% due 04/15/2032	1,894	2,427
3.500% due 01/15/2011	29,213	31,427
3.625% due 04/15/2028	63,870	80,935
3.875% due 01/15/2009	71,997	74,145
3.875% due 04/15/2029	67,492	89,322
4.250% due 01/15/2010	49,263	52,581

U.S. Treasury Notes
4.625% due 02/29/2012	25,700	26,977

Total U.S. Treasury Obligations (Cost $1,190,565)		1,196,847

MORTGAGE-BACKED SECURITIES 9.6%
American Home Mortgage Investment Trust
5.015% due 09/25/2035	63	63

Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	840	839

Banc of America Funding Corp.
4.621% due 02/20/2036	3,067	3,054
6.144% due 01/20/2047	1,336	1,317

Banc of America Large Loan, Inc.
5.538% due 08/15/2029	5,131	5,122

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	171	175

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	3,625	3,583
4.550% due 08/25/2035	2,592	2,555
4.876% due 01/25/2035	8,159	8,157

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	5,132	5,057

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	544	545

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,839	4,790
5.684% due 01/26/2036	4,825	4,782

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	36	35

Citigroup Mortgage Loan Trust, Inc.
4.098% due 08/25/2035	165	161
4.248% due 08/25/2035	859	842
4.700% due 12/25/2035	3,902	3,831
4.748% due 08/25/2035	1,004	990
4.900% due 12/25/2035	200	197

Countrywide Alternative Loan Trust
5.029% due 09/20/2046	351	350
5.045% due 05/25/2047	433	409
5.129% due 02/20/2047	1,232	1,163
5.145% due 12/25/2035	96	93

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 11/19/2033	221	216
5.205% due 06/25/2035	630	616

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	$881	$878

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.883% due 10/25/2036	756	755

First Horizon Alternative Mortgage Securities
4.728% due 06/25/2034	838	830

First Horizon Asset Securities, Inc.
5.372% due 08/25/2035	966	962

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	5,866	5,832

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	579	568
4.945% due 01/25/2047	4,676	4,586
5.085% due 06/25/2045	970	919
5.135% due 11/25/2045	532	500

GSR Mortgage Loan Trust
4.539% due 09/25/2035	2,170	2,154

Harborview Mortgage Loan Trust
5.185% due 05/19/2035	241	229

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	287	282

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	688	671
4.965% due 01/25/2037	514	510
5.047% due 12/25/2034	567	561

JPMorgan Mortgage Trust
5.005% due 07/25/2035	1,340	1,338
5.023% due 02/25/2035	3,413	3,346

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	700	692

Mellon Residential Funding Corp.
5.378% due 11/15/2031	1,012	984
5.468% due 12/15/2030	837	821

Merrill Lynch Floating Trust
5.098% due 06/15/2022	253	245

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	2,451	2,360

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	4,797	4,628
5.115% due 11/25/2035	1,168	1,129
5.865% due 10/25/2035	693	681

Residential Accredit Loans, Inc.
5.165% due 08/25/2035	325	307

Securitized Asset Sales, Inc.
7.511% due 11/26/2023	10	10

Sequoia Mortgage Trust
5.315% due 10/19/2026	299	292

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	619	615
5.535% due 08/25/2035	477	474
6.188% due 01/25/2035	309	300

Structured Asset Mortgage Investments, Inc.
4.935% due 08/25/2036	469	467
4.965% due 09/25/2047	1,264	1,254
5.055% due 06/25/2036	291	277
5.215% due 07/19/2035	2,992	2,865
5.295% due 10/19/2034	214	210

Structured Asset Securities Corp.
4.915% due 05/25/2036	46	45
5.331% due 10/25/2035	555	550

TBW Mortgage-Backed Pass-Through Certificates
4.965% due 09/25/2036	86	85
4.975% due 01/25/2037	787	771

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
4.975% due 03/25/2046	$86	$85
4.975% due 11/25/2046	4,145	4,051
4.985% due 09/25/2046	2,113	2,066

Wachovia Bank Commercial Mortgage Trust
5.681% due 04/15/2034	250	250

Washington Mutual, Inc.
5.125% due 11/25/2045	477	451
5.155% due 08/25/2045	35	35
5.155% due 10/25/2045	2,949	2,773
5.518% due 01/25/2047	1,810	1,704
5.598% due 12/25/2046	232	218
5.788% due 02/25/2046	390	380
5.883% due 07/25/2046	1,590	1,519
5.988% due 11/25/2042	82	80
6.288% due 11/25/2046	251	247

Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/2034	509	502
4.109% due 06/25/2035	409	407
4.732% due 07/25/2034	502	497

Total Mortgage-Backed Securities (Cost $109,826)		109,190

ASSET-BACKED SECURITIES 6.0%
Aames Mortgage Investment Trust
4.925% due 04/25/2036	14	14

ACE Securities Corp.
4.915% due 07/25/2036	299	294
4.915% due 12/25/2036	255	247

Argent Securities, Inc.
4.915% due 10/25/2036	795	781
4.935% due 04/25/2036	122	122
4.945% due 03/25/2036	92	92

Asset-Backed Funding Certificates
4.925% due 11/25/2036	121	117
4.925% due 01/25/2037	3,164	3,115
5.215% due 06/25/2034	868	837

Asset-Backed Securities Corp. Home Equity
4.915% due 11/25/2036	83	82

Bank One Issuance Trust
5.138% due 12/15/2010	600	600

Bear Stearns Asset-Backed Securities Trust
4.915% due 11/25/2036	123	121
4.955% due 04/25/2036	126	125
5.065% due 09/25/2034	170	169
5.195% due 10/25/2032	58	56
5.195% due 01/25/2036	90	89
5.315% due 03/25/2043	166	165

Carrington Mortgage Loan Trust
4.915% due 01/25/2037	754	738

Centex Home Equity
4.915% due 06/25/2036	350	349

Chase Credit Card Master Trust
5.138% due 10/15/2010	500	500
5.138% due 02/15/2011	1,000	1,000

Chase Issuance Trust
5.038% due 12/15/2010	400	400

Citibank Credit Card Issuance Trust
5.342% due 01/15/2010	1,505	1,505

Citigroup Mortgage Loan Trust, Inc.
4.915% due 11/25/2036	227	225
4.945% due 01/25/2037	1,559	1,482

Countrywide Asset-Backed Certificates
4.895% due 01/25/2046	789	779
4.915% due 01/25/2037	425	420
4.915% due 05/25/2037	3,853	3,774
4.925% due 09/25/2046	280	277

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.935% due 07/25/2036	$127	$127
4.935% due 06/25/2037	5,909	5,764
4.975% due 10/25/2046	720	704
4.995% due 07/25/2036	48	48

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	2,220	2,144

Equity One Asset-Backed Securities, Inc.
5.165% due 04/25/2034	95	88

First Franklin Mortgage Loan Asset-Backed Certificates
4.895% due 07/25/2036	2,033	2,009
4.915% due 11/25/2036	1,772	1,700
4.915% due 12/25/2036	173	169
4.955% due 01/25/2036	331	329
5.115% due 04/25/2035	281	281

Fremont Home Loan Trust
4.915% due 10/25/2036	110	109
4.925% due 01/25/2037	426	415
5.035% due 01/25/2036	93	93

GSAMP Trust
4.905% due 10/25/2046	169	165
4.935% due 10/25/2036	55	52
4.935% due 12/25/2036	901	877
5.155% due 03/25/2034	148	148

GSR Mortgage Loan Trust
4.965% due 11/25/2030	140	139

HFC Home Equity Loan Asset-Backed Certificates
5.019% due 03/20/2036	213	210

Home Equity Asset Trust
4.945% due 05/25/2036	174	172

HSI Asset Securitization Corp. Trust
4.915% due 10/25/2036	209	200
4.915% due 12/25/2036	4,444	4,288
4.945% due 12/25/2035	216	214

Indymac Residential Asset-Backed Trust
4.915% due 11/25/2036	240	237
4.925% due 04/25/2037	2,260	2,212

JPMorgan Mortgage Acquisition Corp.
4.905% due 08/25/2036	136	134
4.915% due 07/25/2036	286	281
4.915% due 08/25/2036	743	731
4.915% due 10/25/2036	2,198	2,143
4.935% due 11/25/2036	157	155
5.075% due 06/25/2035	3	3

Lehman XS Trust
4.935% due 05/25/2046	268	266
4.945% due 04/25/2046	653	647
4.945% due 07/25/2046	432	428
4.945% due 11/25/2046	867	830

Long Beach Mortgage Loan Trust
4.895% due 06/25/2036	32	32
4.905% due 11/25/2036	124	122
4.925% due 05/25/2046	30	30
4.955% due 01/25/2046	76	76
5.045% due 08/25/2035	107	105

MASTR Asset-Backed Securities Trust
4.925% due 10/25/2036	15	15
4.925% due 11/25/2036	1,917	1,867

MBNA Credit Card Master Note Trust
5.128% due 12/15/2011	100	100

MBNA Master Credit Card Trust
5.388% due 09/15/2010	200	200

Merrill Lynch Mortgage Investors, Inc.
4.895% due 06/25/2037	232	229
4.915% due 05/25/2037	529	522
4.935% due 08/25/2036	1,525	1,504
4.935% due 07/25/2037	550	535

Morgan Stanley ABS Capital I
4.895% due 06/25/2036	24	24
4.905% due 06/25/2036	54	53

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.905% due 07/25/2036	$1,907	$1,875
4.905% due 10/25/2036	455	449
4.915% due 09/25/2036	442	430
4.915% due 10/25/2036	294	281

Morgan Stanley IXIS Real Estate Capital Trust
4.915% due 11/25/2036	114	111

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037	1,755	1,702

Nelnet Student Loan Trust
5.094% due 01/26/2015	194	194
5.174% due 07/25/2016	191	191
5.174% due 10/25/2016	64	64
5.182% due 09/25/2012	207	207

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	98	97

Nomura Asset Acceptance Corp.
5.005% due 01/25/2036	160	151

Option One Mortgage Loan Trust
4.905% due 02/25/2037	53	51
4.915% due 07/25/2036	48	48

Park Place Securities, Inc.
5.125% due 09/25/2035	34	33

Renaissance Home Equity Loan Trust
5.245% due 12/25/2032	81	79

Residential Asset Mortgage Products, Inc.
4.935% due 11/25/2036	163	160

Residential Asset Securities Corp.
4.905% due 06/25/2036	1,403	1,390
4.935% due 04/25/2036	21	21
4.935% due 11/25/2036	1,408	1,375

Securitized Asset-Backed Receivables LLC Trust
4.915% due 09/25/2036	163	158
4.925% due 12/25/2036	1,585	1,489

SLM Student Loan Trust
5.074% due 07/25/2017	501	501

Soundview Home Equity Loan Trust
4.915% due 10/25/2036	540	529
4.925% due 11/25/2036	363	359
4.965% due 10/25/2036	135	133

Specialty Underwriting & Residential Finance
4.895% due 06/25/2037	79	78
4.910% due 11/25/2037	53	52

Structured Asset Investment Loan Trust
4.915% due 07/25/2036	93	89

Structured Asset Securities Corp.
4.900% due 04/25/2035	1,291	1,262
4.915% due 10/25/2036	849	834
4.995% due 12/25/2035	143	143

Truman Capital Mortgage Loan Trust
5.205% due 01/25/2034	26	26

Washington Mutual Asset-Backed Certificates
4.915% due 01/25/2037	757	725

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	798	784

Total Asset-Backed Securities (Cost $70,001)		68,472

SOVEREIGN ISSUES 0.0%
Colombia Government International Bond
10.000% due 01/23/2012	350	409

Total Sovereign Issues (Cost $352)		409

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.8%
Canadian Government Bond
3.000% due 12/01/2036 (b)	CAD	542	$681

France Government Bond
3.000% due 07/25/2012 (b)	EUR	1,695	2,598

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	4,827

Green Valley Ltd.
8.376% due 01/10/2011		500	733

Italy Buoni Poliennali Del Tesoro
2.150% due 09/15/2014 (b)		549	807

Japanese Government CPI Linked Bond
0.800% due 12/10/2015	JPY	541,080	4,793
1.100% due 12/10/2016		937,180	8,440
1.200% due 06/10/2017		1,249,920	11,283

Pylon Ltd.
6.224% due 12/29/2008	EUR	700	1,023
8.841% due 12/29/2008		1,100	1,624

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		500	728

United Kingdom Gilt Inflation Linked Bond
2.500% due 05/20/2009	GBP	1,100	5,800

Total Foreign Currency-Denominated Issues (Cost $40,806)			43,337

SHORT-TERM INSTRUMENTS 20.0%

CERTIFICATES OF DEPOSIT 3.7%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$5,900	5,902

Calyon Financial, Inc.
5.204% due 01/16/2009		1,800	1,797

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank NY
4.767% due 06/30/2008	$5,200	$5,196

HSBC Bank USA N.A.
5.426% due 07/28/2008	1,100	1,101

Nordea Bank Finland PLC
4.695% due 03/31/2008	300	300
4.991% due 05/28/2008	700	700
5.308% due 04/09/2009	2,300	2,298

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008	1,900	1,899

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	5,400	5,395
5.340% due 08/21/2008	5,600	5,597

Societe Generale NY
4.768% due 06/30/2008	5,600	5,602
5.270% due 03/26/2008	1,900	1,900

Unicredito Italiano NY
5.062% due 05/29/2008	4,200	4,200

		41,887

COMMERCIAL PAPER 13.0%
Abbey National Treasury Services PLC
4.570% due 01/04/2008	22,300	22,294

Citibank N.A.
5.900% due 01/25/2008	5,100	5,081
5.940% due 02/01/2008	11,300	11,244

National Australia Bank Ltd.
4.240% due 01/04/2008	31,200	31,193

Rabobank Financial Co.
3.990% due 01/02/2008	10,900	10,900

Royal Bank of Scotland Group PLC
4.920% due 01/22/2008	2,600	2,593
4.940% due 03/20/2008	30,000	29,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Swedbank AB
4.920% due 01/25/2008	$3,800	$3,788

UBS Finance Delaware LLC
4.000% due 01/02/2008	31,500	31,500

		148,279

REPURCHASE AGREEMENTS 0.3%
Fixed Income Clearing Corp.
3.900% due 01/02/2008	3,976	3,976

(Dated 12/31/2007. Collateralized by Fannie Mae 0.000% due 01/15/2008 valued at $3,371 and Federal Home Loan Bank 0.000% due 01/25/2008 valued at $688. Repurchase proceeds are $3,977.)

U.S. TREASURY BILLS 3.0%
2.889% due 02/28/2008 - 03/13/2008 (a)(c)(d)(g)	34,157	33,942

Total Short-Term Instruments (Cost $228,130)		228,084

PURCHASED OPTIONS (i) 0.3%
(Cost $2,079)		3,813

Total Investments (e) 209.1% (Cost $2,368,333)		$2,382,772

Written Options (j) (0.6%) (Premiums $4,745)		(7,068)

Other Assets and Liabilities (Net) (108.5%)		(1,236,149)

Net Assets (e) 100.0%		$1,139,555

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $8,422 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(d) Securities with an aggregate market value of $23,157 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(e) As of December 31, 2007, portfolio securities with an aggregate value of $13,841 and derivative instruments with an aggregate depreciation of ($1,686) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) The average amount of borrowing outstanding during the period ended December 31, 2007 was $5,500 at a weighted average interest rate of 4.600%. On December 31, 2007, securities valued at $5,732 were pledged as collateral for reverse repurchase agreements.

(g) Securities with an aggregate market value of $1,868 and cash of $5,235 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	387	$232
90-Day Euribor June Futures	Short	06/2009	3	(1)
90-Day Euribor March Futures	Long	03/2009	7	9
90-Day Euribor September Futures	Short	09/2008	77	52
90-Day Eurodollar December Futures	Long	12/2008	188	505
90-Day Eurodollar June Futures	Short	06/2008	35	(88)
90-Day Eurodollar June Futures	Long	06/2009	211	634
90-Day Eurodollar March Futures	Short	03/2008	28	(34)
90-Day Eurodollar March Futures	Long	03/2009	568	1,641
90-Day Eurodollar September Futures	Long	09/2008	252	5
90-Day Eurodollar September Futures	Long	09/2009	176	467
Euro-Bund 10-Year Bond March Futures	Short	03/2008	86	258
Japan Government 10-Year Bond March Futures	Long	03/2008	14	73

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	625	$(394)
U.S. Treasury 10-Year Note March Futures	Short	03/2008	66	(74)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	1,072	1,036
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	57	37
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	550	533
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	90	97
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	448	(20)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	56	61
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	208	233

				$5,262

(h) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	7.000%		09/20/2012	$600	$(8)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	200	(16)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	1.400%		09/20/2008	1,000	(44)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	200	(23)
Barclays Bank PLC	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.770%		09/20/2012	600	3
Barclays Bank PLC	Masco Corp. 5.875% due 07/15/2012	Buy	(0.870%	)	12/20/2012	1,000	27
Barclays Bank PLC	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%		12/20/2008	2,900	(4)
Barclays Bank PLC	Peru Government International Bond 8.750% due 11/21/2033	Sell	0.350%		12/20/2008	1,500	(1)
Barclays Bank PLC	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.330%		12/20/2008	1,500	(3)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.780%		12/20/2008	1,500	(4)
BNP Paribas Bank	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.390%	)	12/20/2012	100	1
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.900%		09/20/2012	500	(6)
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.120%		09/20/2012	300	(1)
BNP Paribas Bank	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	1.200%		09/20/2012	300	0
Citibank N.A.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	500	(22)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Buy	(5.000%	)	09/20/2012	900	58
Citibank N.A.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Buy	(0.400%	)	12/20/2012	100	1
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	0.970%		06/20/2012	300	(10)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.010%		06/20/2012	1,400	(43)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.040%		06/20/2012	200	(6)
Credit Suisse USA, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.550%		09/20/2012	100	(1)
Credit Suisse USA, Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.740%		09/20/2012	700	2
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Buy	(4.250%	)	09/20/2008	300	7
Deutsche Bank AG	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.510%		12/20/2008	3,000	(8)
Deutsche Bank AG	Masco Corp. 5.875% due 07/15/2012	Buy	(0.840%	)	12/20/2012	1,400	39
Deutsche Bank AG	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.325%		12/20/2008	1,400	(3)
Deutsche Bank AG	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.790%		12/20/2008	1,400	(3)
Goldman Sachs & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Buy	(1.780%	)	12/20/2012	700	1
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	1.400%		09/20/2008	2,500	(83)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.400%		06/20/2011	700	(72)
Goldman Sachs & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.050%		09/20/2012	1,000	(114)
Goldman Sachs & Co.	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.270%	)	09/20/2012	1,700	18
Goldman Sachs & Co.	Nordstrom, Inc. 6.950% due 03/15/2028	Buy	(0.260%	)	09/20/2012	3,400	37
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%		02/20/2008	2,000	1
JPMorgan Chase & Co.	Bear Stearns Cos., Inc. 5.300% due 10/30/2015	Sell	0.720%		09/20/2012	700	(31)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%		09/20/2012	300	(26)
JPMorgan Chase & Co.	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.700%		09/20/2012	700	(14)
JPMorgan Chase & Co.	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.930%	)	12/20/2012	400	6
Lehman Brothers, Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.425%		09/20/2008	1,500	(66)
Lehman Brothers, Inc.	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.720%		09/20/2012	1,000	3
Lehman Brothers, Inc.	Peru Government International Bond 9.125% due 02/21/2012	Sell	0.370%		12/20/2008	1,400	(1)
Morgan Stanley	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.800%		09/20/2012	800	(71)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	6.850%		06/20/2012	500	(9)
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	7.300%		09/20/2012	5,100	(25)
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.660%		09/20/2012	600	(13)
UBS Warburg LLC	Merrill Lynch & Co., Inc. 5.000% due 01/15/2015	Buy	(0.920%	)	12/20/2012	900	13

							$(514)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	$3,400	$88
Bank of America	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,600	(5)
Bank of America	Dow Jones CDX N.A. XO8 Index	Buy	(1.400%	)	06/20/2012	600	3
Barclays Bank PLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	5,900	34

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Real Return Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones CDX N.A. IG8 Index	Buy	(0.350%	)	06/20/2012	$2,300	$16
Barclays Bank PLC	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	8,400	(12)
Bear Stearns & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	16,100	289
Deutsche Bank AG	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	6,000	31
Goldman Sachs & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	4,800	(7)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Sell	0.600%		12/20/2012	2,400	(7)
JPMorgan Chase & Co.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	1,700	(2)
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY9 Index	Sell	3.330%		12/20/2012	7,800	45
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	6,500	(26)
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	3,200	(6)
Lehman Brothers, Inc.	Home Equity Index A Rating 2007-1	Sell	0.640%		08/25/2037	500	(38)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	500	4
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	13,800	167
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	13,800	168
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.800%	)	12/20/2017	5,600	(7)

							$735

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009	AUD	13,700	$(80)
Barclays Bank PLC	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		1,700	49
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		4,700	(81)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		18,700	(317)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	06/15/2010		46,200	(459)
JPMorgan Chase & Co.	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		3,100	(53)
Morgan Stanley	6-Month Australian Bank Bill	Pay	7.000%	12/15/2009		14,400	(85)
Morgan Stanley	6-Month Australian Bank Bill	Receive	6.750%	12/15/2017		1,800	53
Royal Bank of Canada	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010		1,900	(32)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	14,400	(328)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		5,000	(5)
Morgan Stanley	BRL-CDI-Compounded	Pay	10.115%	01/02/2012		22,000	(559)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.410%	01/04/2010		3,000	(4)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		24,200	(790)
Bank of America	3-Month Canadian Bank Bill	Pay	5.000%	06/20/2012	CAD	10,400	107
Bank of America	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		7,400	(75)
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.500%	06/20/2017		300	(6)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	2,500	31
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		600	(12)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012		300	(6)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.980%	04/30/2012		900	(17)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	5.000%	03/19/2018		3,400	31
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	15
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.983%	03/15/2012		1,900	(35)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.150%	01/19/2016		15,000	(33)
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		13,200	(3)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,100	(61)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012		9,200	(136)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		700	(13)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		600	(12)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		3,800	(80)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		2,500	2
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		13,100	(3)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		6,800	604
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		2,100	(38)
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	39
UBS Warburg LLC	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		2,700	19
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		2,700	3
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	19,700	(51)
Barclays Bank PLC	United Kingdom RPI Index	Pay	3.250%	12/14/2017		1,400	10
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		5,700	317
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		4,600	53
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,800	97
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	03/20/2010		4,900	87
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		4,300	(122)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		2,500	268
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		5,000	(33)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	12/19/2009		34,800	177

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	6,700	$124
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.183%	12/19/2017		3,400	(6)
Royal Bank of Scotland Group PLC	United Kingdom RPI Index	Pay	3.440%	09/10/2027		1,100	(13)
UBS Warburg LLC	United Kingdom RPI Index	Pay	2.548%	11/14/2016		5,000	(105)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017	JPY	960,000	(13)
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		240,000	(2)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		230,000	(3)
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		2,900,000	81
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2017		560,000	(32)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016	MXN	17,000	18
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.330%	02/14/2017		11,100	(15)
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		110,700	(275)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		15,300	(30)
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		16,400	(32)
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016		20,900	(51)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2027		$5,000	165
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		46,400	90
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		13,200	41
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		11,200	81
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		25,800	(56)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		61,500	141
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		6,600	4
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		5,400	(455)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		5,700	(554)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		1,000	24
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		24,400	74
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		1,200	0
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		2,700	(13)
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		12,500	56
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		1,400	11
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		7,100	(133)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		16,800	475
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,500	7
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		13,400	148
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		3,500	(54)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		57,400	(115)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2038		4,600	120
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		184,000	3,014

							$1,150

(i) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note February Futures	$122.500	01/25/2008	200	$4	$3
Call - CBOT U.S. Treasury 5-Year Note February Futures	123.000	01/25/2008	351	7	6
Call - CBOT U.S. Treasury 10-Year Note March Futures	134.000	02/22/2008	335	6	5
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	28	1	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	137.000	02/22/2008	116	2	2
Call - CBOT U.S. Treasury 10-Year Note March Futures	138.000	02/22/2008	55	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	140.000	02/22/2008	100	2	2
Call - CBOT U.S. Treasury 30-Year Bond March Futures	139.000	02/22/2008	919	17	14

				$40	$33

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	$43,000	$241	$870
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	9,000	45	187

							$286	$1,057

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Value
Call - OTC Euro versus U.S. dollar		$1.353	06/26/2008	EUR	4,600	$145	$527
Put - OTC Euro versus U.S. dollar		1.353	06/26/2008		4,600	145	35
Call - OTC Euro versus U.S. dollar		1.392	07/08/2010		5,200	274	485
Put - OTC Euro versus U.S. dollar		1.392	07/08/2010		5,200	274	238
Call - OTC U.S. dollar versus Japanese yen	JPY	118.150	06/23/2008		$14,600	384	55
Put - OTC U.S. dollar versus Japanese yen		118.150	06/23/2008		14,600	384	1,139
Call - OTC U.S. dollar versus Japanese yen		111.000	12/01/2008		3,000	54	21

						$1,660	$2,500

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Real Return Portfolio (Cont.)

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 6.000% due 03/01/2038	$105.000	03/05/2008	$25,000	$3	$0
Call - OTC Freddie Mac 6.000% due 02/01/2038	104.000	02/05/2008	460	0	0
Put - OTC Fannie Mae 5.500% due 03/01/2038	86.000	03/05/2008	5,800	1	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	92.000	02/27/2008	60,000	14	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	88.000	02/14/2008	90,000	21	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	70.000	03/05/2008	65,000	15	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	102.500	01/07/2008	150,000	12	0
Put - OTC Treasury Inflation Protected Securities 3.500% due 01/15/2011	103.500	01/07/2008	19,000	1	0
Put - OTC Treasury Inflation Protected Securities 3.625% due 04/15/2028	109.000	01/07/2008	60,000	5	0
Put - OTC Treasury Inflation Protected Securities 3.875% due 01/15/2009	100.500	02/27/2008	70,000	16	223
Put - OTC Treasury Inflation Protected Securities 3.875% due 04/15/2029	93.000	02/14/2008	20,000	5	0

				$93	$223

(j) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	264	$97	$751
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/22/2008	142	61	2

				$158	$753

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	$2,500	$120	$271
Put - OTC 30-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	2,500	91	35
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	6,000	160	313
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	6,000	160	74
Call - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	3,100	129	336
Put - OTC 30-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	3,100	131	43
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	12,300	309	641
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	12,300	297	152
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	271
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	160
Call - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.670%	08/07/2008	4,400	153	478
Put - OTC 30-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.670%	08/07/2008	4,400	218	61
Call - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	6,600	195	344
Put - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	6,600	133	82
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	19,000	234	694
Call - OTC 10-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	8,800	221	459
Put - OTC 10-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	8,800	213	109
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	4,000	45	146
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	11,000	300	496
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	271
Put - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	17,000	602	455

							$4,286	$5,891

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Premium	Value
Call - OTC U.S. dollar versus Japanese yen	JPY 118.150	06/23/2008	$4,300	$54	$16
Put - OTC U.S. dollar versus Japanese yen	118.150	06/23/2008	4,300	197	336
Put - OTC U.S. dollar versus Japanese yen	100.000	12/01/2008	3,000	50	72

				$301	$424

(k) Restricted securities as of December 31, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Merna Reinsurance Ltd.	5.480%	07/07/2010	09/21/2007	$4,162	$4,116	0.36%

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	5.000%	01/01/2038	$7,800	$7,683	$7,611
Fannie Mae	6.000%	01/01/2023	15,700	15,994	16,066
Fannie Mae	6.000%	01/01/2038	36,200	36,788	36,760
Freddie Mac	4.500%	01/01/2023	1,200	1,170	1,181
Freddie Mac	5.500%	01/01/2038	6,800	6,811	6,786
Freddie Mac	6.000%	01/01/2038	91,100	92,517	92,452
Ginnie Mae	5.500%	01/01/2038	4,000	3,995	4,029
Ginnie Mae	6.000%	01/01/2038	1,500	1,525	1,536
Ginnie Mae	6.500%	01/01/2038	5,000	5,167	5,163
Treasury Inflation Protected Securities	1.875%	07/15/2013	12,128	12,323	12,511
Treasury Inflation Protected Securities	2.375%	01/15/2017	26,884	28,293	28,405
U.S. Treasury Bonds	4.750%	08/15/2017	9,500	9,975	10,250
U.S. Treasury Bonds	4.750%	02/15/2037	3,800	3,926	4,053
U.S. Treasury Notes	3.625%	05/15/2013	300	304	304
U.S. Treasury Notes	4.125%	08/31/2012	11,000	11,264	11,494
U.S. Treasury Notes	4.875%	08/15/2016	19,800	20,901	21,518

				$258,636	$260,119

(2) Market value includes $921 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	30,671	03/2008	$1,518	$0	$1,518
Buy		27,426	07/2008	183	(7)	176
Sell	CAD	592	01/2008	0	(13)	(13)
Sell	CHF	910	03/2008	4	0	4
Buy	CNY	92,519	01/2008	286	0	286
Sell		92,519	01/2008	0	(142)	(142)
Buy		92,514	03/2008	202	0	202
Sell		92,514	03/2008	0	(205)	(205)
Buy	EUR	122	01/2008	0	(1)	(1)
Sell		13,432	01/2008	30	(13)	17
Buy	GBP	316	01/2008	0	0	0
Sell		12,586	01/2008	313	0	313
Buy	JPY	1,966,072	02/2008	65	0	65
Sell		5,351,877	02/2008	108	0	108
Buy	KRW	616,692	01/2008	0	(13)	(13)
Buy		3,077,249	05/2008	11	0	11
Buy	MXN	114,974	03/2008	6	(41)	(35)
Sell		131,603	03/2008	63	0	63
Buy		170,612	07/2008	173	0	173
Buy	MYR	4,342	05/2008	31	0	31
Buy	PLN	11,607	07/2008	450	0	450
Buy	RUB	122,658	01/2008	192	0	192
Sell		122,658	01/2008	4	(48)	(44)
Buy		20,751	07/2008	22	0	22
Buy		57,319	11/2008	1	0	1
Buy	SGD	244	02/2008	6	0	6
Buy		5,896	05/2008	169	0	169

				$3,837	$(483)	$3,354

See Accompanying Notes	Annual Report	December 31, 2007	17

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust(the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

18	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Trustees considers 144A securities to be liquid.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio

20	PIMCO Variable Insurance Trust

December 31, 2007

generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(s) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

(t) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,078,700	$16,798,338	$309,233	$101,434

22	PIMCO Variable Insurance Trust

December 31, 2007

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	146	$97,800	$643
Sales	1,999	196,800	5,341
Closing Buys	(1,078)	(74,800)	(754)
Expirations	(661)	(51,800)	(485)
Exercised	0	0	0
Balance at 12/31/2007	406	$168,000	$4,745

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	836	$10,073	629	$7,837
Administrative Class	29,595	357,076	29,533	367,822
Advisor Class	1,118	13,552	248	3,086

Issued as reinvestment of distributions
Institutional Class	195	2,359	255	3,137
Administrative Class	4,012	48,596	5,979	73,676
Advisor Class	34	413	9	109

Cost of shares redeemed
Institutional Class	(1,432)	(17,391)	(557)	(6,951)
Administrative Class	(34,142)	(411,698)	(28,578)	(353,626)
Advisor Class	(305)	(3,742)	(32)	(402)
Net increase (decrease) resulting from Portfolio share transactions	(89)	$(762)	7,486	$94,688

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	99
Administrative Class	4	55
Advisor Class	3	98

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to

Annual Report	December 31, 2007	23

reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 10,263	$ 0	$ 3,451	$ (5,257)	$ (10,368)	$ (2,214)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in 2015

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 2,377,387	$ 12,123	$ (6,738)	$ 5,385

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 52,581	$ 11	$ 0
12/31/2006	77,230	0	0

(6) Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

RealEstateRealReturn Strategy Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the RealEstateRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO RealEstateRealReturn Strategy Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Treasury Obligations	47.6%
U.S. Government Agencies	43.5%
Short-Term Instruments	5.9%
Corporate Bonds & Notes	3.0%
Purchased Options	0.0%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (09/30/05)
PIMCO RealEstateRealReturn Strategy Portfolio Administrative Class	-12.67%	5.82%
Dow Jones Wilshire Real Estate Investment Trust Index±	-17.88%	6.24%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± Dow Jones Wilshire Real Estate Investment Trust Index, a subset of the Wilshire Real Estate Securities Index (WRESI), is an unmanaged index comprised of U.S. publicly traded Real Estate Investment Trusts, weighted by full market capitalization. Effective July 1, 2007, the Portfolio began tracking its performance against a float-adjusted version of the Index as the full-market-cap version of the Index ceased to be disseminated on June 30, 2007. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$953.36	$1,019.71
Expenses Paid During Period†	$5.37	$5.55

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»	Returns for Real Estate Investment Trusts (“REITs”) declined over the period, which detracted from total return performance through derivative exposure to the Portfolio’s benchmark index.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, added to performance as U.S. TIPS outperformed the assumed one-month LIBOR financing cost of gaining REIT index exposure.

»	An overweight to U.S. Treasury Inflation-Protected Securities (“TIPS) versus U.S. nominal bonds added to performance as U.S. TIPS outperformed nominal bonds over the period.

»	Positioning for a steeper U.S. nominal yield curve added to performance as the two-year U.S. Treasury yield declined more than the 30-year yield over the period.

»	A U.K. nominal yield curve steepening bias added to performance as the two-year U.K. Gilt yield declined, while the 30-year yield rose over the period.

»	An emphasis on nominal bonds in Europe versus inflation-linked bonds (“ILBs”) detracted from performance as most ILBs outperformed their nominal counterparts in the region.

»	Holdings of Australian nominal bonds detracted from performance as yields on ten-year Australian government bonds rose.

»	Holdings of U.S. mortgage-backed securities detracted from performance as they underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  RealEstateRealReturn Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2007	12/31/2006	09/30/2005-12/31/2005

Administrative Class
Net asset value beginning of year or period	$12.22	$10.21	$10.00
Net investment income (a)	0.48	0.44	0.19
Net realized/unrealized gain (loss) on investments	(1.89)	2.31	0.02
Total income (loss) from investment operations	(1.41)	2.75	0.21
Dividends from net investment income	(2.07)	(0.74)	0.00
Total distributions	(2.07)	(0.74)	0.00
Net asset value end of year or period	$8.74	$12.22	$10.21
Total return	(12.67)%	27.38%	2.10%
Net assets end of year or period (000s)	$4,685	$4,434	$3,062
Ratio of expenses to average net assets	0.99%	0.90%	0.89	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89	%*(b)
Ratio of net investment income to average net assets	4.30%	3.88%	7.78	%*
Portfolio turnover rate	1186%	1,213%	163%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.83%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  RealEstateRealReturn Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$9,743
Repurchase agreements, at value	589
Deposits with brokers for open futures contracts	70
Foreign currency, at value	42
Receivable for investments sold	3,322
Receivable for investments sold on a delayed-delivery basis	1,082
Interest and dividends receivable	28
Variation margin receivable	3
Swap premiums paid	18
Unrealized appreciation on foreign currency contracts	15
Unrealized appreciation on swap agreements	19
14,931

Liabilities:
Payable for investments purchased	$592
Payable for investments purchased on a delayed-delivery basis	6,021
Payable for Portfolio shares redeemed	1
Payable for short sales	3,336
Overdraft due to custodian	193
Written options outstanding	19
Accrued investment advisory fee	2
Accrued administrative fee	1
Accrued servicing fee	1
Variation margin payable	4
Swap premiums received	32
Unrealized depreciation on foreign currency contracts	2
Unrealized depreciation on swap agreements	39
Other liabilities	3
10,246

Net Assets	$4,685

Net Assets Consist of:
Paid in capital	$4,682
Undistributed net investment income	(9)
Accumulated undistributed net realized (loss)	(40)
Net unrealized appreciation	52
$4,685

Net Assets:
Administrative Class	$4,685

Shares Issued and Outstanding:
Administrative Class	536

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$8.74

Cost of Investments Owned	$9,692
Cost of Repurchase Agreements Owned	$589
Cost of Foreign Currency Held	$42
Proceeds Received on Short Sales	$3,317
Premiums Received on Written Options	$11

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  RealEstateRealReturn Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$251
Total Income	251

Expenses:
Investment advisory fees	23
Administrative fees	12
Servicing fees – Administrative Class	7
Interest expense	5
Total Expenses	47

Net Investment Income	204

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	226
Net realized (loss) on futures contracts, written options and swaps	(1,385)
Net realized (loss) on foreign currency transactions	(5)
Net change in unrealized appreciation on investments	167
Net change in unrealized appreciation on futures contracts, written options and swaps	119
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	15
Net (Loss)	(863)

Net (Decrease) in Net Assets Resulting from Operations	$(659)

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  RealEstateRealReturn Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$204	$142
Net realized gain (loss)	(1,164)	999
Net change in unrealized appreciation (depreciation)	301	(267)
Net increase (decrease) resulting from operations	(659)	874

Distributions to Shareholders:
From net investment income
Administrative Class	(911)	(247)

Total Distributions	(911)	(247)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	1,585	816
Issued as reinvestment of distributions
Administrative Class	911	246
Cost of shares redeemed
Administrative Class	(675)	(317)
Net increase resulting from Portfolio share transactions	1,821	745

Total Increase in Net Assets	251	1,372

Net Assets:
Beginning of year	4,434	3,062
End of year*	$4,685	$4,434

*Including undistributed (overdistributed) net investment income of:	$(9)	$1,034

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments RealEstateRealReturn Strategy Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 6.6%

BANKING & FINANCE 6.6%
General Electric Capital Corp.
6.375% due 11/15/2067	$300	$310

Total Corporate Bonds & Notes (Cost $300)		310

U.S. GOVERNMENT AGENCIES 96.0%
Fannie Mae
5.500% due 07/01/2037 - 10/01/2037	696	695
6.000% due 09/01/2036 - 07/01/2037	969	984
6.500% due 01/01/2038	500	514

Freddie Mac
5.500% due 09/01/2037 - 11/01/2037	798	796
6.000% due 06/01/2037 - 10/01/2037	1,485	1,508

Total U.S. Government Agencies (Cost $4,457)		4,497

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY OBLIGATIONS 104.9%
Treasury Inflation Protected Securities (b)
1.875% due 07/15/2015	$724	$738
2.000% due 01/15/2014	341	353
2.000% due 01/15/2026	477	475
2.375% due 01/15/2017	313	330
2.375% due 01/15/2025	1,895	1,990
2.375% due 01/15/2027	31	33
2.500% due 07/15/2016	832	888
2.625% due 07/15/2017	101	109

Total U.S. Treasury Obligations (Cost $4,913)		4,916

SHORT-TERM INSTRUMENTS 13.0%

REPURCHASE AGREEMENTS 12.6%
Lehman Brothers, Inc.
1.000% due 01/02/2008	500	500
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% due 07/15/2015 valued at $514. Repurchase proceeds are $500.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	89	89
(Dated 12/31/2007. Collateralized by Fannie Mae 6.000% due 05/15/2008 valued at $91. Repurchase proceeds are $89.)

		589

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.4%
3.088% due 02/28/2008 - 03/13/2008 (a)(e)	$20	$20

Total Short-Term Instruments (Cost $609)		609

PURCHASED OPTIONS (g) 0.0%
(Cost $2)		0

Total Investments 220.5% (Cost $10,281)		$10,332

Written Options (h) (0.4%) (Premiums $11)		(19)

Other Assets and Liabilities (Net) (120.1%)		(5,628)

Net Assets (c) 100.0%		$4,685

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2007 derivative instruments with an aggregate depreciation of ($6) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) The average amount of borrowing outstanding during the period ended December 31, 2007 was $1,000 at a weighted average interest rate of 4.850%. On December 31, 2007, there were no open reverse repurchase agreements.

(e) Securities with an aggregate market value of $20 and cash of $70 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2008	1	$1
90-Day Euribor September Futures	Short	09/2008	1	1
90-Day Eurodollar December Futures	Long	12/2008	1	2
90-Day Eurodollar June Futures	Long	06/2008	3	7
90-Day Eurodollar June Futures	Long	06/2009	3	12
90-Day Eurodollar March Futures	Short	03/2008	1	(2)
90-Day Eurodollar March Futures	Long	03/2009	2	8
90-Day Eurodollar September Futures	Long	09/2008	2	0
90-Day Eurodollar September Futures	Long	09/2009	1	3
Euro-Bund 10-Year Bond March Futures	Short	03/2008	1	3
U.S. Treasury 5-Year Note March Futures	Short	03/2008	7	(6)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	3	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	4	3
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	4	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1	1
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	1	1

				$33

(f) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	RH Donnelley Corp. 8.875% due 01/15/2016	Sell	3.400%	09/20/2012	$100	$(5)
Lehman Brothers, Inc.	Chesapeake Energy Corp. 6.875% due 01/15/2016	Sell	1.380%	09/20/2012	100	(2)

						$(7)

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  RealEstateRealReturn Strategy Portfolio (Cont.)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	$200	$(1)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	100	1
Morgan Stanley	Dow Jones CDX N.A. IG9 Index	Buy	(0.600%	)	12/20/2012	100	2
UBS Warburg LLC	Dow Jones CDX N.A. HY8 Index	Buy	(2.750%	)	06/20/2012	100	1

							$3

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.500%	01/15/2010	AUD	100	$(2)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	06/15/2010		300	(3)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	10.680%	01/02/2012	BRL	200	(3)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		100	(3)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.988%	12/15/2011	EUR	100	(1)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		600	(7)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261%	07/14/2011		100	1
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	100	0
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	12/19/2009		100	1
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		100	5
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012	JPY	10,000	0
Morgan Stanley	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		10,000	0
UBS Warburg LLC	6-Month JPY-LIBOR	Pay	1.500%	12/20/2012		10,000	0
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	1,000	(2)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		$400	1
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		100	0
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		600	7
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2015		100	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		200	(6)

							$(14)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
Credit Suisse USA, Inc.	Long	Dow Jones - Wilshire REIT Total Return	1-Month USD-LIBOR plus 0.350%	02/28/2008	903	$(2)

(g) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$122.500	02/22/2008	5	$0	$0
Call - CBOT U.S. Treasury 5-Year Note March Futures	126.000	02/22/2008	2	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	136.000	02/22/2008	4	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	147.000	02/22/2008	3	0	0

				$0	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.500% due 02/01/2038	$105.000	02/05/2008	$400	$0	$0
Call - OTC Fannie Mae 6.000% due 02/01/2038	107.000	02/05/2008	240	0	0
Call - OTC Freddie Mac 6.000% due 03/01/2038	105.000	03/05/2008	1,000	0	0
Call - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	119.000	03/19/2008	230	0	0
Put - OTC Fannie Mae 6.500% due 03/01/2038	94.000	03/05/2008	500	0	0
Put - OTC Freddie Mac 5.500% due 03/01/2038	88.000	03/05/2008	300	0	0
Put - OTC Treasury Inflation Protected Securities 1.875% due 07/15/2015	88.500	02/21/2008	580	0	0
Put - OTC Treasury Inflation Protected Securities 1.875% due 07/15/2015	87.000	03/19/2008	680	1	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	88.000	02/08/2008	330	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	83.000	01/28/2008	175	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	85.000	02/28/2008	100	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	75.500	03/19/2008	200	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 04/15/2012	92.000	02/08/2008	410	0	0

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2017	$87.500	03/19/2008	$310	$0	$0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	93.000	01/22/2008	1,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	90.500	02/28/2008	300	0	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	81.000	03/19/2008	380	0	0
Put - OTC Treasury Inflation Protected Securities 2.500% due 07/15/2016	86.000	01/28/2008	1,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.625% due 07/15/2017	89.000	03/19/2008	100	1	0

				$2	$0

(h) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.000	02/22/2008	2	$1	$6

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	$100	$3	$5
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	100	2	1
Call - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.250%	09/15/2008	100	3	6
Put - OTC 10-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.250%	09/15/2008	100	2	1

							$10	$13

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	5.500%	01/01/2038	$500	$501	$499
Fannie Mae	6.000%	01/01/2038	240	244	244
Freddie Mac	6.000%	01/01/2038	1,500	1,523	1,522
Treasury Inflation Protected Securities	2.000%	04/15/2012	517	530	540
Treasury Inflation Protected Securities	2.375%	04/15/2011	106	109	111
Treasury Inflation Protected Securities	3.000%	07/15/2012	234	249	254
Treasury Inflation Protected Securities	3.625%	04/15/2028	130	161	166

				$3,317	$3,336

(2) Market value includes $5 of interest payable on short sales.

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	4	03/2008	$0	$0	$0
Buy		251	07/2008	5	0	5
Sell	CHF	5	03/2008	0	0	0
Buy	CNY	381	01/2008	1	0	1
Sell		381	01/2008	0	(1)	(1)
Buy		440	03/2008	1	0	1
Sell		440	03/2008	0	(1)	(1)
Sell	EUR	12	01/2008	0	0	0
Sell	GBP	52	01/2008	1	0	1
Buy	JPY	3,547	02/2008	0	0	0
Sell		3,961	02/2008	0	0	0
Buy	KRW	8,266	01/2008	0	0	0
Buy		13,801	05/2008	0	0	0
Buy	MXN	524	03/2008	0	0	0
Sell		655	03/2008	1	0	1
Buy		786	07/2008	1	0	1
Buy	MYR	20	05/2008	0	0	0
Buy	PLN	69	07/2008	3	0	3
Buy	RUB	410	01/2008	1	0	1
Sell		410	01/2008	0	0	0
Buy		303	07/2008	0	0	0
Buy		85	11/2008	0	0	0
Buy	SGD	2	02/2008	0	0	0
Buy		36	05/2008	1	0	1

				$15	$(2)	$13

See Accompanying Notes	Annual Report	December 31, 2007	11

Notes to Financial Statements

1.  ORGANIZATION

The RealEstateRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

12	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar
JPY	Japanese Yen

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument.

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all

14	PIMCO Variable Insurance Trust

December 31, 2007

the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), administrative fees and other expenses borne by the Portfolio not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $20,913.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$86,400	$82,853	$300	$0

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	0	$0	$0
Sales	17	400	15
Closing Buys	(13)	0	(4)
Expirations	(2)	0	0
Exercised	0	0	0
Balance at 12/31/2007	2	$400	$11

8. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	140	$1,585	68	$816
Issued as reinvestment of distributions
Administrative Class	91	911	21	246
Cost of shares redeemed
Administrative Class	(58)	(675)	(26)	(317)
Net increase resulting from Portfolio share transactions	173	$1,821	63	$745

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	100	*

* Allianz Dresdner Asset Management , an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

16	PIMCO Variable Insurance Trust

December 31, 2007

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 0	$ 0	$ 22	$ (3)	$ 0	$ (16)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 10,280	$ 62	$ (10)	$ 52

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 911	$ 0	$ 0
12/31/2006	247	0	0

(4) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the RealEstateRealReturn Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the RealEstateRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	19

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

22	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Government Agencies	38.3%
Short-Term Instruments	34.0%
Corporate Bonds & Notes	12.2%
Mortgage-Backed Securities	8.1%
Asset-Backed Securities	6.8%
Other	0.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (09/30/99)
PIMCO Short-Term Portfolio Administrative Class	4.49%	2.92%	3.85%
Citigroup 3-Month Treasury Bill Index±	4.74%	2.95%	3.36%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,024.80	$1,022.18
Expenses Paid During Period†	$3.06	$3.06

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Above-benchmark U.S. duration exposure, or sensitivity to changes in market interest rates, benefited performance as U.S. Treasury and swap rates fell across the yield curve during the period.

»

Curve steepening strategies, with an emphasis on the front end of the yield curve and with less emphasis on the intermediate and long end of the yield curve, benefited performance as both the U.S. Treasury and swap curves steepened during the period.

»	Holdings in U.K. money market futures instruments added to performance as yields for these contracts fell across the yield curve.

»

An emphasis on spread sectors, such as corporates, emerging markets, mortgages, and asset-backed bonds, was a significant detractor from performance as bonds in these sectors underperformed U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$10.04	$10.05	$10.08	$10.10	$10.08
Net investment income (a)	0.47	0.44	0.28	0.12	0.13
Net realized/unrealized gain (loss) on investments	(0.03)	(0.02)	(0.03)	0.01	0.07
Total income from investment operations	0.44	0.42	0.25	0.13	0.20
Dividends from net investment income	(0.47)	(0.43)	(0.28)	(0.13)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	(0.01)
Total distributions	(0.47)	(0.43)	(0.28)	(0.15)	(0.18)
Net asset value end of year	$10.01	$10.04	$10.05	$10.08	$10.10
Total return	4.49%	4.27%	2.52%	1.30%	2.05%
Net assets end of year (000s)	$12,991	$9,211	$8,186	$8,274	$5,948
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.73%	4.40%	2.77%	1.18%	1.33%
Portfolio turnover rate	160%	111%	154%	251%	199%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$26,103
Repurchase agreements, at value	2,846
Cash	11
Deposits with brokers for open futures contracts	105
Foreign currency, at value	95
Receivable for investments sold	525
Receivable for Portfolio shares sold	45
Interest and dividends receivable	95
Variation margin receivable	4
Swap premiums paid	14
Unrealized appreciation on foreign currency contracts	58
Unrealized appreciation on swap agreements	10
29,911

Liabilities:
Payable for investments purchased	$2,976
Payable for Portfolio shares redeemed	11
Payable for short sales	527
Written options outstanding	40
Accrued investment advisory fee	5
Accrued administrative fee	4
Accrued servicing fee	2
Variation margin payable	14
Swap premiums received	10
Unrealized depreciation on foreign currency contracts	13
Unrealized depreciation on swap agreements	15
3,617

Net Assets	$26,294

Net Assets Consist of:
Paid in capital	$26,478
Undistributed net investment income	62
Accumulated undistributed net realized (loss)	(276)
Net unrealized appreciation	30
$26,294

Net Assets:
Institutional Class	$13,303
Administrative Class	12,991

Shares Issued and Outstanding:
Institutional Class	1,329
Administrative Class	1,297

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.01
Administrative Class	10.01

Cost of Investments Owned	$26,087
Cost of Repurchase Agreements Owned	$2,846
Cost of Foreign Currency Held	$95
Proceeds Received on Short Sales	$519
Premiums Received on Written Options	$12

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$1,237
Dividends	6
Total Income	1,243

Expenses:
Investment advisory fees	58
Administrative fees	47
Servicing fees – Administrative Class	16
Total Expenses	121

Net Investment Income	1,122

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(26)
Net realized (loss) on futures contracts, written options and swaps	(75)
Net realized gain on foreign currency transactions	17
Net change in unrealized appreciation on investments	24
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(41)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	52
Net (Loss)	(49)

Net Increase in Net Assets Resulting from Operations	$1,073

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Decrease in Net Assets from:

Operations:
Net investment income	$1,122	$1,308
Net realized (loss)	(84)	(155)
Net change in unrealized appreciation	35	87
Net increase resulting from operations	1,073	1,240

Distributions to Shareholders:
From net investment income
Institutional Class	(604)	(884)
Administrative Class	(509)	(399)

Total Distributions	(1,113)	(1,283)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	4,123	17,254
Administrative Class	9,915	5,591
Issued as reinvestment of distributions
Institutional Class	604	885
Administrative Class	509	399
Cost of shares redeemed
Institutional Class	(8,774)	(33,154)
Administrative Class	(6,626)	(4,954)
Net (decrease) resulting from Portfolio share transactions	(249)	(13,979)

Total (Decrease) in Net Assets	(289)	(14,022)

Net Assets:
Beginning of year	26,583	40,605
End of year*	$26,294	$26,583

*Including undistributed net investment income of:	$62	$38

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 13.4%

BANKING & FINANCE 7.7%
American Express Bank FSB
4.956% due 06/22/2009	$10	$10

American International Group, Inc.
5.051% due 01/29/2010	200	201

Bear Stearns Cos., Inc.
5.105% due 02/23/2010	100	94

Citigroup, Inc.
4.944% due 05/02/2008	250	250

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	100	95

General Electric Capital Corp.
4.939% due 05/10/2010	100	99
5.303% due 10/06/2010	100	99

Goldman Sachs Group, Inc.
4.974% due 06/23/2009	200	197

HSBC Finance Corp.
5.121% due 09/15/2008	100	100

Lehman Brothers Holdings, Inc.
5.094% due 12/23/2010	100	93

Merrill Lynch & Co., Inc.
6.050% due 08/15/2012	100	102

Metropolitan Life Global Funding I
4.945% due 05/17/2010	100	99

Morgan Stanley
5.006% due 02/09/2009	100	99

National Australia Bank Ltd.
5.181% due 09/11/2009	100	100

Rabobank Nederland
5.262% due 01/15/2009	200	200

Royal Bank of Scotland Group PLC
5.259% due 04/11/2008	100	100

SLM Corp.
5.244% due 07/26/2010	100	92

		2,030

INDUSTRIALS 4.6%
Albertson’s LLC
6.950% due 08/01/2009	100	102

CSC Holdings, Inc.
7.250% due 07/15/2008	100	100

Forest Oil Corp.
8.000% due 06/15/2008	100	101

HJ Heinz Co.
6.428% due 12/01/2008	100	102

Home Depot, Inc.
5.116% due 12/16/2009	100	98

Honeywell International, Inc.
5.061% due 07/27/2009	100	100

Service Corp. International
6.500% due 03/15/2008	100	100

Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009	100	100

Sungard Data Systems, Inc.
3.750% due 01/15/2009	100	97

Transocean, Inc.
5.341% due 09/05/2008	100	100

Walt Disney Co.
5.246% due 09/10/2009	100	100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Xerox Corp.
9.750% due 01/15/2009	$100	$105

		1,205

UTILITIES 1.1%
Enel Finance International S.A.
5.700% due 01/15/2013	100	101

Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	99

Midwest Generation LLC
8.300% due 07/02/2009	69	70

Ohio Edison Co.
4.000% due 05/01/2008	30	30

		300

Total Corporate Bonds & Notes (Cost $3,555)		3,535

U.S. GOVERNMENT AGENCIES 42.2%
Fannie Mae
4.925% due 12/25/2036	73	72
4.985% due 03/25/2034	29	29
5.000% due 07/25/2020 - 02/01/2037	547	535
5.015% due 08/25/2034	10	10
5.215% due 05/25/2042	23	22
5.500% due 11/01/2016 - 01/01/2038	6,579	6,574
6.000% due 06/01/2017 - 10/01/2037	2,300	2,336
6.063% due 03/01/2044 - 07/01/2044	118	118
7.003% due 10/01/2031	11	11

Freddie Mac
3.500% due 03/15/2022	25	25
4.905% due 12/25/2036	164	162
5.000% due 01/15/2018	49	49
5.258% due 02/15/2019	372	370
5.378% due 06/15/2031	61	61
5.500% due 08/15/2030	2	2
6.063% due 10/25/2044 - 02/25/2045	552	552
6.263% due 07/25/2044	107	107
9.500% due 12/01/2019	14	16

Ginnie Mae
6.000% due 02/20/2032 - 03/15/2032	34	35

Total U.S. Government Agencies (Cost $11,031)		11,086

MORTGAGE-BACKED SECURITIES 8.9%
Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	16	16

Banc of America Mortgage Securities, Inc.
7.363% due 07/20/2032	2	2

Bear Stearns Adjustable Rate Mortgage Trust
4.550% due 08/25/2035	71	70
4.609% due 01/25/2034	13	13
4.750% due 10/25/2035	174	173

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	57	56

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	91	91

Citigroup Mortgage Loan Trust, Inc.
4.748% due 08/25/2035	56	55

Countrywide Alternative Loan Trust
5.099% due 05/20/2046	33	32
5.145% due 02/25/2037	147	139

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.205% due 06/25/2035	$57	$56

CS First Boston Mortgage Securities Corp.
4.250% due 06/25/2033	75	74
5.639% due 05/25/2032	3	3
5.758% due 03/25/2032	15	15

First Republic Mortgage Loan Trust
5.328% due 08/15/2032	39	39

Greenpoint Mortgage Funding Trust
5.085% due 06/25/2045	83	79

GSR Mortgage Loan Trust
4.539% due 09/25/2035	72	72

Harborview Mortgage Loan Trust
5.185% due 05/19/2035	90	86

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	57	56

Indymac Index Mortgage Loan Trust
4.965% due 01/25/2037	51	51

JPMorgan Mortgage Trust
5.023% due 02/25/2035	205	201

Mellon Residential Funding Corp.
5.468% due 12/15/2030	20	20

Merrill Lynch Floating Trust
5.098% due 06/15/2022	84	82

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	35	34

MLCC Mortgage Investors, Inc.
5.865% due 10/25/2035	33	32

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	80	76
5.095% due 05/25/2045	112	106
5.215% due 07/19/2035	13	12
5.295% due 09/19/2032	11	11

Structured Asset Securities Corp.
4.915% due 05/25/2036	46	45

Thornburg Mortgage Securities Trust
4.883% due 03/25/2037	93	90
4.919% due 06/25/2037	92	91
4.975% due 11/25/2046	78	76
4.985% due 03/25/2046	100	98

Washington Mutual, Inc.
5.405% due 12/25/2027	34	33
5.788% due 02/25/2046	49	47
5.788% due 08/25/2046	68	66
5.988% due 11/25/2042	38	37
6.188% due 06/25/2042	10	10

Total Mortgage-Backed Securities (Cost $2,385)		2,345

ASSET-BACKED SECURITIES 7.5%
ACE Securities Corp.
4.915% due 12/25/2036	64	62
4.945% due 02/25/2036	21	21

Argent Securities, Inc.
4.935% due 04/25/2036	7	7

Asset-Backed Securities Corp. Home Equity
4.915% due 11/25/2036	42	41

Bank One Issuance Trust
5.138% due 12/15/2010	200	200

Bear Stearns Asset-Backed Securities Trust
4.915% due 11/25/2036	62	61
4.945% due 10/25/2036	68	68
4.955% due 04/25/2036	18	18
5.195% due 10/25/2032	4	4

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Carrington Mortgage Loan Trust
4.965% due 06/25/2037	$85	$84

Chase Credit Card Master Trust
5.138% due 02/15/2011	100	100

Citibank Credit Card Issuance Trust
5.342% due 01/15/2010	100	100

Countrywide Asset-Backed Certificates
4.915% due 05/25/2037	135	131
4.935% due 06/25/2036	27	27
4.935% due 07/25/2036	12	11
4.935% due 08/25/2036	9	9
5.025% due 02/25/2036	37	36
5.345% due 12/25/2031	3	3
5.605% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
5.523% due 08/25/2032	3	2

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 12/25/2036	58	56
4.955% due 01/25/2036	12	12

Fremont Home Loan Trust
4.925% due 01/25/2037	71	69

GSAMP Trust
4.985% due 12/25/2035	13	13

Home Equity Asset Trust
4.945% due 05/25/2036	16	16

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	73	70

Irwin Home Equity Corp.
5.405% due 07/25/2032	4	4

JPMorgan Mortgage Acquisition Corp.
4.915% due 10/25/2036	67	65

Lehman XS Trust
4.935% due 05/25/2046	30	30

Long Beach Mortgage Loan Trust
4.905% due 11/25/2036	62	61
4.955% due 01/25/2046	15	15
5.045% due 08/25/2035	18	17

MASTR Asset-Backed Securities Trust
4.915% due 11/25/2036	68	66
4.945% due 01/25/2036	17	17

Merrill Lynch Mortgage Investors, Inc.
4.895% due 06/25/2037	39	38
4.935% due 02/25/2037	21	21

Morgan Stanley ABS Capital I
4.935% due 02/25/2036	6	6

Nelnet Student Loan Trust
5.174% due 07/25/2016	27	27

New Century Home Equity Loan Trust
5.125% due 06/25/2035	26	25

Option One Mortgage Loan Trust
4.905% due 02/25/2037	52	51

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Renaissance Home Equity Loan Trust
5.225% due 11/25/2034	$18	$17
5.305% due 08/25/2033	13	13
5.365% due 12/25/2033	68	67

Saxon Asset Securities Trust
5.135% due 01/25/2032	1	1

SLC Student Loan Trust
4.849% due 02/15/2015	82	82

Specialty Underwriting & Residential Finance
4.910% due 11/25/2037	53	52

Structured Asset Investment Loan Trust
4.915% due 07/25/2036	46	44

Structured Asset Securities Corp.
5.155% due 01/25/2033	4	4

Wells Fargo Home Equity Trust
5.105% due 10/25/2035	38	35

Total Asset-Backed Securities (Cost $2,014)		1,980

	SHARES
PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	100	100

Total Preferred Stocks (Cost $103)		100

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 37.4%

CERTIFICATES OF DEPOSIT 3.8%
Bank of Ireland
5.282% due 01/15/2010	$100	100

Barclays Bank PLC
5.490% due 08/10/2009	200	200

Calyon Financial, Inc.
5.204% due 01/16/2009	100	100

Fortis Bank NY
5.148% due 09/30/2008	100	100

Nordea Bank Finland PLC
4.991% due 05/28/2008	100	100
5.188% due 12/01/2008	100	100

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008	100	100

Skandinaviska Enskilda Banken AB
5.340% due 08/21/2008	100	100

Societe Generale NY
5.270% due 03/26/2008	100	100

		1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER 22.4%
Abbey National Treasury Services PLC
4.250% due 01/07/2008	$700	$699

DnB NORBank ASA
4.930% due 03/03/2008	700	694

Freddie Mac
3.000% due 01/02/2008	700	700

Rabobank Financial Co.
3.990% due 01/02/2008	500	500

Royal Bank of Scotland Group PLC
5.000% due 01/18/2008	100	100
5.030% due 01/22/2008	600	598

Swedbank AB
4.920% due 01/24/2008	100	100
5.015% due 01/24/2008	600	598

UBS Finance Delaware LLC
4.690% due 01/28/2008	600	598

Unicredito Italiano SpA
5.140% due 01/18/2008	600	599

Westpac Trust Securities NZ Ltd.
4.810% due 01/25/2008	700	698

		5,884

REPURCHASE AGREEMENTS 10.8%
Lehman Brothers, Inc.
1.000% due 01/02/2008	2,300	2,300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $2,370. Repurchase proceeds are $2,300.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	546	546
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $558. Repurchase proceeds are $546.)

		2,846

U.S. TREASURY BILLS 0.4%
2.975% due 02/28/2008 - 03/13/2008 (a)(c)	100	99

Total Short-Term Instruments (Cost $9,829)		9,829

PURCHASED OPTIONS (e) 0.3%
(Cost $16)		74

Total Investments 110.1% (Cost $28,933)		$28,949

Written Options (f) (0.2%) (Premiums $12)		(40)

Other Assets and Liabilities (Net) (9.9%)		(2,615)

Net Assets (b) 100.0%		$26,294

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) As of December 31, 2007, portfolio securities with an aggregate value of $162 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(c) Securities with an aggregate market value of $99 and cash of $105 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Schatz March Futures	Short	03/2008	9	$9
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	20	(21)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	16	10
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	20	7

				$5

(d) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
JPMorgan Chase & Co.	Morgan Stanley 6.600% due 04/01/2012	Sell	0.850%	09/20/2012	$200	$(1)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012	EUR	100	$(1)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		300	(2)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		600	(4)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009	GBP	600	6
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2009		$1,500	3
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		300	(5)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		400	(2)
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/21/2008		700	1

							$(4)

(e) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	$1,000	$3	$8
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	500	3	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	700	3	16
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	1,000	4	21
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	800	3	19

							$16	$74

(f) Written options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	$200	$2	$7
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	200	2	7
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	300	4	12
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	300	4	14

							$12	$40

(g) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
U.S. Treasury Notes	4.250%	11/15/2014	$300	$308	$312
U.S. Treasury Notes	5.000%	02/15/2011	200	211	215

				$519	$527

(2) Market value includes $6 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(h) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	176	03/2008	$17	$0	$17
Buy		131	07/2008	1	0	1
Buy	CLP	10,534	07/2008	0	0	0
Buy	CNY	1,791	01/2008	3	0	3
Sell		1,791	01/2008	0	(3)	(3)
Buy		2,916	03/2008	5	0	5
Sell		2,916	03/2008	0	(7)	(7)
Buy	EUR	8	01/2008	0	0	0
Sell		19	01/2008	0	0	0
Sell	GBP	175	01/2008	4	0	4
Buy	JPY	3,080	02/2008	0	0	0
Buy	KRW	73,191	01/2008	0	(1)	(1)
Buy		73,886	08/2008	0	(2)	(2)
Buy	MXN	866	03/2008	2	0	2
Buy		894	07/2008	1	0	1
Buy	NOK	347	03/2008	1	0	1
Buy	PLN	107	03/2008	4	0	4
Buy		337	07/2008	12	0	12
Buy	RUB	2,021	07/2008	2	0	2
Buy		7,775	11/2008	2	0	2
Buy	SGD	210	05/2008	3	0	3
Buy	ZAR	213	03/2008	1	0	1

				$58	$(13)	$45

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an

14	PIMCO Variable Insurance Trust

December 31, 2007

obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(n) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust

16	PIMCO Variable Insurance Trust

December 31, 2007

from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$30,263	$23,556	$4,204	$2,893

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	Notional Amount in $	Premium
Balance at 12/31/2006	$800	$9
Sales	1,000	12
Closing Buys	(800)	(9)
Expirations	0	0
Exercised	0	0
Balance at 12/31/2007	$1,000	$12

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	412	$4,123	1,718	$17,254
Administrative Class	990	9,915	557	5,591
Issued as reinvestment of distributions
Institutional Class	61	604	88	885
Administrative Class	50	509	40	399
Cost of shares redeemed
Institutional Class	(874)	(8,774)	(3,302)	(33,154)
Administrative Class	(661)	(6,626)	(494)	(4,954)
Net (decrease) resulting from Portfolio share transactions	(22)	$(249)	(1,393)	$(13,979)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	4	81

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s

bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral (3)
$ 105	$ 0	$ 9	$ 0	$ (145)	$ (153)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$0	$64	$80	$1	$0

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 28,933	$ 139	$ (123)	$ 16

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 1,113	$ 0	$ 0
12/31/2006	1,283	0	0

(4) Includes short-term capital gains, if any, distributed.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Short-Term Portfolio	0.55%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Short-Term Portfolio	0.53%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	21

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

24	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

U.S. Government Agencies	38.3%
Short-Term Instruments	34.0%
Corporate Bonds & Notes	12.2%
Mortgage-Backed Securities	8.1%
Asset-Backed Securities	6.8%
Other	0.6%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/28/00)*
PIMCO Short-Term Portfolio Institutional Class	4.65%	3.07%	3.87%
Citigroup 3-Month Treasury Bill Index±	4.74%	2.95%	3.21%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,025.57	$1,022.94
Expenses Paid During Period†	$2.30	$2.29

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Above-benchmark U.S. duration exposure, or sensitivity to changes in market interest rates, benefited performance as U.S. Treasury and swap rates fell across the yield curve during the period.

»

Curve steepening strategies, with an emphasis on the front end of the yield curve and with less emphasis on the intermediate and long end of the yield curve, benefited performance as both the U.S. Treasury and swap curves steepened during the period.

»	Holdings in U.K. money market futures instruments added to performance as yields for these contracts fell across the yield curve.

»

An emphasis on spread sectors, such as corporates, emerging markets, mortgages, and asset-backed bonds, was a significant detractor from performance as bonds in these sectors underperformed U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights    Short-Term Portfolio

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$10.04	$10.05	$10.08	$10.10	$10.08
Net investment income (a)	0.49	0.45	0.30	0.14	0.14
Net realized/unrealized gain (loss) on investments	(0.03)	(0.01)	(0.03)	0.00	0.08
Total income from investment operations	0.46	0.44	0.27	0.14	0.22
Dividends from net investment income	(0.49)	(0.45)	(0.30)	(0.14)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	(0.01)
Total distributions	(0.49)	(0.45)	(0.30)	(0.16)	(0.20)
Net asset value end of year	$10.01	$10.04	$10.05	$10.08	$10.10
Total return	4.65%	4.43%	2.67%	1.45%	2.20%
Net assets end of year (000s)	$13,303	$17,372	$32,419	$25,320	$14,932
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	4.87%	4.44%	2.95%	1.34%	1.36%
Portfolio turnover rate	160%	111%	154%	251%	199%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$26,103
Repurchase agreements, at value	2,846
Cash	11
Deposits with brokers for open futures contracts	105
Foreign currency, at value	95
Receivable for investments sold	525
Receivable for Portfolio shares sold	45
Interest and dividends receivable	95
Variation margin receivable	4
Swap premiums paid	14
Unrealized appreciation on foreign currency contracts	58
Unrealized appreciation on swap agreements	10
29,911

Liabilities:
Payable for investments purchased	$2,976
Payable for Portfolio shares redeemed	11
Payable for short sales	527
Written options outstanding	40
Accrued investment advisory fee	5
Accrued administrative fee	4
Accrued servicing fee	2
Variation margin payable	14
Swap premiums received	10
Unrealized depreciation on foreign currency contracts	13
Unrealized depreciation on swap agreements	15
3,617

Net Assets	$26,294

Net Assets Consist of:
Paid in capital	$26,478
Undistributed net investment income	62
Accumulated undistributed net realized (loss)	(276)
Net unrealized appreciation	30
$26,294

Net Assets:
Institutional Class	$13,303
Administrative Class	12,991

Shares Issued and Outstanding:
Institutional Class	1,329
Administrative Class	1,297

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.01
Administrative Class	10.01

Cost of Investments Owned	$26,087
Cost of Repurchase Agreements Owned	$2,846
Cost of Foreign Currency Held	$95
Proceeds Received on Short Sales	$519
Premiums Received on Written Options	$12

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$1,237
Dividends	6
Total Income	1,243

Expenses:
Investment advisory fees	58
Administrative fees	47
Servicing fees – Administrative Class	16
Total Expenses	121

Net Investment Income	1,122

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(26)
Net realized (loss) on futures contracts, written options and swaps	(75)
Net realized gain on foreign currency transactions	17
Net change in unrealized appreciation on investments	24
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(41)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	52
Net (Loss)	(49)

Net Increase in Net Assets Resulting from Operations	$1,073

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Decrease in Net Assets from:

Operations:
Net investment income	$1,122	$1,308
Net realized (loss)	(84)	(155)
Net change in unrealized appreciation	35	87
Net increase resulting from operations	1,073	1,240

Distributions to Shareholders:
From net investment income
Institutional Class	(604)	(884)
Administrative Class	(509)	(399)

Total Distributions	(1,113)	(1,283)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	4,123	17,254
Administrative Class	9,915	5,591
Issued as reinvestment of distributions
Institutional Class	604	885
Administrative Class	509	399
Cost of shares redeemed
Institutional Class	(8,774)	(33,154)
Administrative Class	(6,626)	(4,954)
Net (decrease) resulting from Portfolio share transactions	(249)	(13,979)

Total (Decrease) in Net Assets	(289)	(14,022)

Net Assets:
Beginning of year	26,583	40,605
End of year*	$26,294	$26,583

*Including undistributed net investment income of:	$62	$38

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 13.4%

BANKING & FINANCE 7.7%
American Express Bank FSB
4.956% due 06/22/2009	$10	$10

American International Group, Inc.
5.051% due 01/29/2010	200	201

Bear Stearns Cos., Inc.
5.105% due 02/23/2010	100	94

Citigroup, Inc.
4.944% due 05/02/2008	250	250

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	100	95

General Electric Capital Corp.
4.939% due 05/10/2010	100	99
5.303% due 10/06/2010	100	99

Goldman Sachs Group, Inc.
4.974% due 06/23/2009	200	197

HSBC Finance Corp.
5.121% due 09/15/2008	100	100

Lehman Brothers Holdings, Inc.
5.094% due 12/23/2010	100	93

Merrill Lynch & Co., Inc.
6.050% due 08/15/2012	100	102

Metropolitan Life Global Funding I
4.945% due 05/17/2010	100	99

Morgan Stanley
5.006% due 02/09/2009	100	99

National Australia Bank Ltd.
5.181% due 09/11/2009	100	100

Rabobank Nederland
5.262% due 01/15/2009	200	200

Royal Bank of Scotland Group PLC
5.259% due 04/11/2008	100	100

SLM Corp.
5.244% due 07/26/2010	100	92

		2,030

INDUSTRIALS 4.6%
Albertson’s LLC
6.950% due 08/01/2009	100	102

CSC Holdings, Inc.
7.250% due 07/15/2008	100	100

Forest Oil Corp.
8.000% due 06/15/2008	100	101

HJ Heinz Co.
6.428% due 12/01/2008	100	102

Home Depot, Inc.
5.116% due 12/16/2009	100	98

Honeywell International, Inc.
5.061% due 07/27/2009	100	100

Service Corp. International
6.500% due 03/15/2008	100	100

Siemens Financieringsmaatschappij NV
4.920% due 08/14/2009	100	100

Sungard Data Systems, Inc.
3.750% due 01/15/2009	100	97

Transocean, Inc.
5.341% due 09/05/2008	100	100

Walt Disney Co.
5.246% due 09/10/2009	100	100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Xerox Corp.
9.750% due 01/15/2009	$100	$105

		1,205

UTILITIES 1.1%
Enel Finance International S.A.
5.700% due 01/15/2013	100	101

Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	99

Midwest Generation LLC
8.300% due 07/02/2009	69	70

Ohio Edison Co.
4.000% due 05/01/2008	30	30

		300

Total Corporate Bonds & Notes (Cost $3,555)		3,535

U.S. GOVERNMENT AGENCIES 42.2%
Fannie Mae
4.925% due 12/25/2036	73	72
4.985% due 03/25/2034	29	29
5.000% due 07/25/2020 - 02/01/2037	547	535
5.015% due 08/25/2034	10	10
5.215% due 05/25/2042	23	22
5.500% due 11/01/2016 - 01/01/2038	6,579	6,574
6.000% due 06/01/2017 - 10/01/2037	2,300	2,336
6.063% due 03/01/2044 - 07/01/2044	118	118
7.003% due 10/01/2031	11	11

Freddie Mac
3.500% due 03/15/2022	25	25
4.905% due 12/25/2036	164	162
5.000% due 01/15/2018	49	49
5.258% due 02/15/2019	372	370
5.378% due 06/15/2031	61	61
5.500% due 08/15/2030	2	2
6.063% due 10/25/2044 - 02/25/2045	552	552
6.263% due 07/25/2044	107	107
9.500% due 12/01/2019	14	16

Ginnie Mae
6.000% due 02/20/2032 - 03/15/2032	34	35

Total U.S. Government Agencies (Cost $11,031)		11,086

MORTGAGE-BACKED SECURITIES 8.9%
Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	16	16

Banc of America Mortgage Securities, Inc.
7.363% due 07/20/2032	2	2

Bear Stearns Adjustable Rate Mortgage Trust
4.550% due 08/25/2035	71	70
4.609% due 01/25/2034	13	13
4.750% due 10/25/2035	174	173

Bear Stearns Alt-A Trust
5.527% due 09/25/2035	57	56

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	91	91

Citigroup Mortgage Loan Trust, Inc.
4.748% due 08/25/2035	56	55

Countrywide Alternative Loan Trust
5.099% due 05/20/2046	33	32
5.145% due 02/25/2037	147	139

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.205% due 06/25/2035	$57	$56

CS First Boston Mortgage Securities Corp.
4.250% due 06/25/2033	75	74
5.639% due 05/25/2032	3	3
5.758% due 03/25/2032	15	15

First Republic Mortgage Loan Trust
5.328% due 08/15/2032	39	39

Greenpoint Mortgage Funding Trust
5.085% due 06/25/2045	83	79

GSR Mortgage Loan Trust
4.539% due 09/25/2035	72	72

Harborview Mortgage Loan Trust
5.185% due 05/19/2035	90	86

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	57	56

Indymac Index Mortgage Loan Trust
4.965% due 01/25/2037	51	51

JPMorgan Mortgage Trust
5.023% due 02/25/2035	205	201

Mellon Residential Funding Corp.
5.468% due 12/15/2030	20	20

Merrill Lynch Floating Trust
5.098% due 06/15/2022	84	82

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	35	34

MLCC Mortgage Investors, Inc.
5.865% due 10/25/2035	33	32

Structured Asset Mortgage Investments, Inc.
5.085% due 05/25/2036	80	76
5.095% due 05/25/2045	112	106
5.215% due 07/19/2035	13	12
5.295% due 09/19/2032	11	11

Structured Asset Securities Corp.
4.915% due 05/25/2036	46	45

Thornburg Mortgage Securities Trust
4.883% due 03/25/2037	93	90
4.919% due 06/25/2037	92	91
4.975% due 11/25/2046	78	76
4.985% due 03/25/2046	100	98

Washington Mutual, Inc.
5.405% due 12/25/2027	34	33
5.788% due 02/25/2046	49	47
5.788% due 08/25/2046	68	66
5.988% due 11/25/2042	38	37
6.188% due 06/25/2042	10	10

Total Mortgage-Backed Securities (Cost $2,385)		2,345

ASSET-BACKED SECURITIES 7.5%
ACE Securities Corp.
4.915% due 12/25/2036	64	62
4.945% due 02/25/2036	21	21

Argent Securities, Inc.
4.935% due 04/25/2036	7	7

Asset-Backed Securities Corp. Home Equity
4.915% due 11/25/2036	42	41

Bank One Issuance Trust
5.138% due 12/15/2010	200	200

Bear Stearns Asset-Backed Securities Trust
4.915% due 11/25/2036	62	61
4.945% due 10/25/2036	68	68
4.955% due 04/25/2036	18	18
5.195% due 10/25/2032	4	4

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Carrington Mortgage Loan Trust
4.965% due 06/25/2037	$85	$84

Chase Credit Card Master Trust
5.138% due 02/15/2011	100	100

Citibank Credit Card Issuance Trust
5.342% due 01/15/2010	100	100

Countrywide Asset-Backed Certificates
4.915% due 05/25/2037	135	131
4.935% due 06/25/2036	27	27
4.935% due 07/25/2036	12	11
4.935% due 08/25/2036	9	9
5.025% due 02/25/2036	37	36
5.345% due 12/25/2031	3	3
5.605% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
5.523% due 08/25/2032	3	2

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 12/25/2036	58	56
4.955% due 01/25/2036	12	12

Fremont Home Loan Trust
4.925% due 01/25/2037	71	69

GSAMP Trust
4.985% due 12/25/2035	13	13

Home Equity Asset Trust
4.945% due 05/25/2036	16	16

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	73	70

Irwin Home Equity Corp.
5.405% due 07/25/2032	4	4

JPMorgan Mortgage Acquisition Corp.
4.915% due 10/25/2036	67	65

Lehman XS Trust
4.935% due 05/25/2046	30	30

Long Beach Mortgage Loan Trust
4.905% due 11/25/2036	62	61
4.955% due 01/25/2046	15	15
5.045% due 08/25/2035	18	17

MASTR Asset-Backed Securities Trust
4.915% due 11/25/2036	68	66
4.945% due 01/25/2036	17	17

Merrill Lynch Mortgage Investors, Inc.
4.895% due 06/25/2037	39	38
4.935% due 02/25/2037	21	21

Morgan Stanley ABS Capital I
4.935% due 02/25/2036	6	6

Nelnet Student Loan Trust
5.174% due 07/25/2016	27	27

New Century Home Equity Loan Trust
5.125% due 06/25/2035	26	25

Option One Mortgage Loan Trust
4.905% due 02/25/2037	52	51

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Renaissance Home Equity Loan Trust
5.225% due 11/25/2034	$18	$17
5.305% due 08/25/2033	13	13
5.365% due 12/25/2033	68	67

Saxon Asset Securities Trust
5.135% due 01/25/2032	1	1

SLC Student Loan Trust
4.849% due 02/15/2015	82	82

Specialty Underwriting & Residential Finance
4.910% due 11/25/2037	53	52

Structured Asset Investment Loan Trust
4.915% due 07/25/2036	46	44

Structured Asset Securities Corp.
5.155% due 01/25/2033	4	4

Wells Fargo Home Equity Trust
5.105% due 10/25/2035	38	35

Total Asset-Backed Securities (Cost $2,014)		1,980

	SHARES
PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	100	100

Total Preferred Stocks (Cost $103)		100

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 37.4%

CERTIFICATES OF DEPOSIT 3.8%
Bank of Ireland
5.282% due 01/15/2010	$100	100

Barclays Bank PLC
5.490% due 08/10/2009	200	200

Calyon Financial, Inc.
5.204% due 01/16/2009	100	100

Fortis Bank NY
5.148% due 09/30/2008	100	100

Nordea Bank Finland PLC
4.991% due 05/28/2008	100	100
5.188% due 12/01/2008	100	100

Royal Bank of Scotland Group PLC
4.734% due 03/26/2008	100	100

Skandinaviska Enskilda Banken AB
5.340% due 08/21/2008	100	100

Societe Generale NY
5.270% due 03/26/2008	100	100

		1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER 22.4%
Abbey National Treasury Services PLC
4.250% due 01/07/2008	$700	$699

DnB NORBank ASA
4.930% due 03/03/2008	700	694

Freddie Mac
3.000% due 01/02/2008	700	700

Rabobank Financial Co.
3.990% due 01/02/2008	500	500

Royal Bank of Scotland Group PLC
5.000% due 01/18/2008	100	100
5.030% due 01/22/2008	600	598

Swedbank AB
4.920% due 01/24/2008	100	100
5.015% due 01/24/2008	600	598

UBS Finance Delaware LLC
4.690% due 01/28/2008	600	598

Unicredito Italiano SpA
5.140% due 01/18/2008	600	599

Westpac Trust Securities NZ Ltd.
4.810% due 01/25/2008	700	698

		5,884

REPURCHASE AGREEMENTS 10.8%
Lehman Brothers, Inc.
1.000% due 01/02/2008	2,300	2,300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $2,370. Repurchase proceeds are $2,300.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	546	546
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $558. Repurchase proceeds are $546.)

		2,846

U.S. TREASURY BILLS 0.4%
2.975% due 02/28/2008 - 03/13/2008 (a)(c)	100	99

Total Short-Term Instruments (Cost $9,829)		9,829

PURCHASED OPTIONS (e) 0.3%
(Cost $16)		74

Total Investments 110.1% (Cost $28,933)		$28,949

Written Options (f) (0.2%) (Premiums $12)		(40)

Other Assets and Liabilities (Net) (9.9%)		(2,615)

Net Assets (b) 100.0%		$26,294

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) As of December 31, 2007, portfolio securities with an aggregate value of $162 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(c) Securities with an aggregate market value of $99 and cash of $105 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Schatz March Futures	Short	03/2008	9	$9
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	20	(21)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	16	10
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	20	7

				$5

(d) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
JPMorgan Chase & Co.	Morgan Stanley 6.600% due 04/01/2012	Sell	0.850%	09/20/2012	$200	$(1)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012	EUR	100	$(1)
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		300	(2)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		600	(4)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009	GBP	600	6
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2009		$1,500	3
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		300	(5)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2018		400	(2)
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.000%	06/21/2008		700	1

							$(4)

(e) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	$1,000	$3	$8
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	500	3	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	700	3	16
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	1,000	4	21
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	800	3	19

							$16	$74

(f) Written options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	$200	$2	$7
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	200	2	7
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	300	4	12
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	300	4	14

							$12	$40

(g) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
U.S. Treasury Notes	4.250%	11/15/2014	$300	$308	$312
U.S. Treasury Notes	5.000%	02/15/2011	200	211	215

				$519	$527

(2) Market value includes $6 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(h) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	176	03/2008	$17	$0	$17
Buy		131	07/2008	1	0	1
Buy	CLP	10,534	07/2008	0	0	0
Buy	CNY	1,791	01/2008	3	0	3
Sell		1,791	01/2008	0	(3)	(3)
Buy		2,916	03/2008	5	0	5
Sell		2,916	03/2008	0	(7)	(7)
Buy	EUR	8	01/2008	0	0	0
Sell		19	01/2008	0	0	0
Sell	GBP	175	01/2008	4	0	4
Buy	JPY	3,080	02/2008	0	0	0
Buy	KRW	73,191	01/2008	0	(1)	(1)
Buy		73,886	08/2008	0	(2)	(2)
Buy	MXN	866	03/2008	2	0	2
Buy		894	07/2008	1	0	1
Buy	NOK	347	03/2008	1	0	1
Buy	PLN	107	03/2008	4	0	4
Buy		337	07/2008	12	0	12
Buy	RUB	2,021	07/2008	2	0	2
Buy		7,775	11/2008	2	0	2
Buy	SGD	210	05/2008	3	0	3
Buy	ZAR	213	03/2008	1	0	1

				$58	$(13)	$45

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an

14	PIMCO Variable Insurance Trust

December 31, 2007

obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(n) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust

16	PIMCO Variable Insurance Trust

December 31, 2007

from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$30,263	$23,556	$4,204	$2,893

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	Notional Amount in $	Premium
Balance at 12/31/2006	$800	$9
Sales	1,000	12
Closing Buys	(800)	(9)
Expirations	0	0
Exercised	0	0
Balance at 12/31/2007	$1,000	$12

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	412	$4,123	1,718	$17,254
Administrative Class	990	9,915	557	5,591
Issued as reinvestment of distributions
Institutional Class	61	604	88	885
Administrative Class	50	509	40	399
Cost of shares redeemed
Institutional Class	(874)	(8,774)	(3,302)	(33,154)
Administrative Class	(661)	(6,626)	(494)	(4,954)
Net (decrease) resulting from Portfolio share transactions	(22)	$(249)	(1,393)	$(13,979)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	4	81

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s

bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral (3)
$ 105	$ 0	$ 9	$ 0	$ (145)	$ (153)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$0	$64	$80	$1	$0

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 28,933	$ 139	$ (123)	$ 16

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 1,113	$ 0	$ 0
12/31/2006	1,283	0	0

(4) Includes short-term capital gains, if any, distributed.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Short-Term Portfolio	0.55%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Short-Term Portfolio	0.53%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	21

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

24	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Small Cap StocksPLUS® TR Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Small Cap StocksPLUS® TR Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, smaller company risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Small Cap StocksPLUS® TR Portfolio

Cumulative Returns Through December 31, 2007

Allocation Breakdown*

U.S. Government Agencies	42.1%
Short-Term Instruments	20.0%
Corporate Bonds & Notes	18.6%
Asset-Backed Securities	13.0%
U.S. Treasury Obligations	3.1%
Other	3.2%
*	% of Total Investments as of 12/31/2007

Cumulative Total Return for the period ended December 31, 2007
Portfolio Inception (01/31/07)
PIMCO Small Cap StocksPLUS® TR Portfolio Administrative Class	1.64%
Russell 2000® Index±	-3.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.98% for Administrative Class shares.

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$980.74	$1,019.81
Expenses Paid During Period†	$5.34	$5.45

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 1.07% reflects net annualized expenses after application of an expense waiver of 2.33%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.44%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid During Period” amounts would have been $5.14 for Administrative Class Shares based upon the Portfolio’s actual performance and $5.24 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Portfolio seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances substantially all of its assets in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

»	The PIMCO Small Cap StocksPLUS® TR Portfolio was launched on January 31, 2007.

»

The Russell 2000® Index returned -3.19% for the eleven-month period ended December 31, 2007, led by sharp underperformance of stocks in the financial services sector, which detracted from absolute Portfolio performance through derivative exposure to the Index.

»	U.S. duration exposure benefited portfolio performance as U.S. Treasury and swap rates fell across the yield curve.

»	Positions in U.K. money market securities, which were added to the Portfolio in the second half of the year, provided positive returns as the relevant yields declined.

»

Favoring bonds that provide a yield premium relative to U.S. Treasuries (including corporates, emerging markets, mortgages, and asset-backed bonds) detracted from performance as bonds in these sectors underperformed U.S. Treasuries.

»	A currency strategy focused on a basket of emerging market currencies benefited performance as emerging market currencies appreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Small Cap StocksPLUS® TR Portfolio

Selected Per Share Data for the Period Ended:	01/31/2007-12/31/2007

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.41
Net realized/unrealized (loss) on investments	(0.24)
Total income from investment operations	0.17
Dividends from net investment income	(0.24)
Total distributions	(0.24)
Net asset value end of period	$9.93
Total return	1.64%
Net assets end of period (000s)	$3,011
Ratio of expenses to average net assets	1.07	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.88	%*(b)(d)
Ratio of net investment income to average net assets	4.40	%*
Portfolio turnover rate	462%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 1, 2007, the advisory fee was reduced to 0.44%.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.40%.

(d) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.21%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Small Cap StocksPLUS® TR Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$4,392
Repurchase agreements, at value	642
Cash	1
Deposits with brokers for open futures contracts	80
Foreign currency, at value	6
Receivable for investments sold on a delayed-delivery basis	110
Interest and dividends receivable	14
Variation margin receivable	6
Manager reimbursement receivable	68
Unrealized appreciation on foreign currency contracts	16
Unrealized appreciation on swap agreements	2
5,337

Liabilities:
Payable for the reverse repurchase agreements	$864
Payable for investments purchased	1,013
Payable for investments purchased on a delayed-delivery basis	265
Accrued investment advisory fee	1
Accrued administrative fee	1
Variation margin payable	5
Unrealized depreciation on foreign currency contracts	1
Unrealized depreciation on swap agreements	2
Other liabilities	1
2,153

Net Assets	$3,184

Net Assets Consist of:
Paid in capital	$3,203
Undistributed net investment income	61
Accumulated undistributed net realized (loss)	(137)
Net unrealized appreciation	57
$3,184

Net Assets:
Administrative Class	$3,011
Advisor Class	173

Shares Issued and Outstanding:
Administrative Class	303
Advisor Class	17

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$9.93
Advisor Class	9.94

Cost of Investments Owned	$4,407
Cost of Repurchase Agreements Owned	$642
Cost of Foreign Currency Held	$6

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Period from January 31, 2007 to December 31, 2007

Investment Income:
Interest	$156
Total Income	156

Expenses:
Investment advisory fees	14
Administrative fees	7
Servicing fees – Administrative Class	4
Organization costs	68
Interest expense	6
Total Expenses	99
Reimbursement by Manager	(68)
Net Expenses	31

Net Investment Income	125

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	21
Net realized (loss) on futures contracts, written options and swaps	(158)
Net realized gain on foreign currency transactions	9
Net change in unrealized (depreciation) on investments	(15)
Net change in unrealized appreciation on futures contracts, written options and swaps	57
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	15
Net (Loss)	(71)

Net Increase in Net Assets Resulting from Operations	$54

See Accompanying Notes	Annual Report	December 31, 2007	7

Statement of Changes in Net Assets Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Period from January 31, 2007 to December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$125
Net realized (loss)	(128)
Net change in unrealized appreciation	57
Net increase resulting from operations	54

Distributions to Shareholders:
From net investment income
Administrative Class	(70)
Advisor Class	(3)

Total Distributions	(73)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	3,000
Advisor Class	181
Issued as reinvestment of distributions
Administrative Class	71
Advisor Class	3
Cost of shares redeemed
Administrative Class	(40)
Advisor Class	(12)
Net increase resulting from Portfolio share transactions	3,203

Total Increase in Net Assets	3,184

Net Assets:
Beginning of period	0
End of period*	$3,184

*Including undistributed net investment income of:	$61

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Small Cap StocksPLUS® TR Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 29.4%

BANKING & FINANCE 16.7%
American Express Bank FSB
4.956% due 06/22/2009	$30	$30

American Honda Finance Corp.
4.946% due 02/09/2010	30	30

American International Group, Inc.
5.850% due 01/16/2018	20	20

Bank of America Corp.
5.750% due 12/01/2017	30	30
6.000% due 09/01/2017	10	10

Barclays Bank PLC
6.050% due 12/04/2017	10	10

Bear Stearns Cos., Inc.
5.025% due 05/18/2010	30	28

Citigroup Capital XXI
8.300% due 12/21/2057	10	10

Credit Suisse USA, Inc.
5.069% due 08/15/2010	30	30

Ford Motor Credit Co. LLC
6.625% due 06/16/2008	100	99
7.250% due 10/25/2011	30	26

Goldman Sachs Group, Inc.
5.481% due 07/23/2009	30	30

HSBC Finance Corp.
5.137% due 05/10/2010	30	29
5.158% due 11/16/2009	20	20

JPMorgan Chase & Co.
4.915% due 05/07/2010	30	30

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014	10	10

SLM Corp.
5.224% due 07/27/2009	30	28

Wachovia Corp.
5.174% due 12/01/2009	30	30

Wells Fargo & Co.
5.625% due 12/11/2017	30	30

		530

INDUSTRIALS 7.4%
Amgen, Inc.
5.133% due 11/28/2008	30	30

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	30	32

Daimler Finance North America LLC
5.441% due 10/31/2008	38	38

Home Depot, Inc.
5.116% due 12/16/2009	20	20

Time Warner, Inc.
5.109% due 11/13/2009	100	97

Walt Disney Co.
5.246% due 09/10/2009	20	20

		237

UTILITIES 5.3%
AT&T, Inc.
4.978% due 02/05/2010	100	99

NiSource Finance Corp.
5.585% due 11/23/2009	30	30

Ohio Power Co.
5.424% due 04/05/2010	30	30

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Verizon Communications, Inc.
5.280% due 04/03/2009	$10	$10

		169

Total Corporate Bonds & Notes (Cost $950)		936

MUNICIPAL BONDS & NOTES 0.9%
Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2007
5.750% due 06/01/2047	30	28

Total Municipal Bonds & Notes (Cost $28)		28

U.S. GOVERNMENT AGENCIES 66.6%
Fannie Mae
4.500% due 06/25/2043	5	5
5.000% due 12/25/2016 - 02/25/2017	31	32
5.000% due 01/01/2037 (c)	299	292
5.500% due 02/01/2037 (c)	400	399
6.000% due 12/01/2026 - 11/01/2027 (c)	115	117
6.000% due 01/01/2038	1,000	1,015

Freddie Mac
4.250% due 09/15/2024	16	16
5.178% due 08/15/2019 - 10/15/2020	127	127
5.258% due 02/15/2019	28	28
6.000% due 08/01/2027 - 09/01/2027 (c)	88	90

Total U.S. Government Agencies (Cost $2,105)		2,121

U.S. TREASURY OBLIGATIONS 4.9%
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011	145	156

Total U.S. Treasury Obligations (Cost $155)		156

MORTGAGE-BACKED SECURITIES 4.2%
Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	29	28

Countrywide Alternative Loan Trust
5.065% due 06/25/2037	26	25

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	16	16
4.801% due 11/25/2034	12	12

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.945% due 03/25/2037	19	19

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	11	10

Harborview Mortgage Loan Trust
5.148% due 07/19/2035	19	19

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	5	5

Total Mortgage-Backed Securities (Cost $136)		134

ASSET-BACKED SECURITIES 20.5%
American Express Credit Account Master Trust
5.028% due 01/18/2011	30	30
5.138% due 09/15/2010	30	30

Bear Stearns Asset-Backed Securities Trust
4.955% due 06/25/2047	24	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BNC Mortgage Loan Trust
4.965% due 05/25/2037	$26	$25

Chase Credit Card Master Trust
5.138% due 07/15/2010	30	30

Citibank Credit Card Issuance Trust
5.045% due 02/07/2010	30	30

Citigroup Mortgage Loan Trust, Inc.
4.905% due 12/25/2036	24	23
4.935% due 01/25/2037	23	22
4.975% due 03/25/2037	26	25

Countrywide Asset-Backed Certificates
4.945% due 10/25/2037	24	24
4.975% due 10/25/2046	15	14
5.045% due 09/25/2036	29	27

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 10/25/2036	19	19
4.915% due 11/25/2036	21	20

First USA Credit Card Master Trust
5.156% due 04/18/2011	30	30

Fremont Home Loan Trust
4.965% due 05/25/2036	26	25

MASTR Asset-Backed Securities Trust
4.905% due 08/25/2036	14	14
4.945% due 05/25/2037	23	22

MBNA Credit Card Master Note Trust
4.200% due 09/15/2010	30	30
5.148% due 08/16/2010	30	30

Morgan Stanley ABS Capital I
4.905% due 01/25/2037	23	22
4.915% due 10/25/2036	18	17

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037	25	24

Securitized Asset-Backed Receivables LLC Trust
4.905% due 01/25/2037	22	22

Soundview Home Equity Loan Trust
4.945% due 06/25/2037	24	24

Structured Asset Securities Corp.
4.965% due 01/25/2037	22	21

USAA Auto Owner Trust
5.337% due 07/11/2008	7	7

Wells Fargo Home Equity Trust
4.965% due 03/25/2037	24	24

Total Asset-Backed Securities (Cost $669)		654

SHORT-TERM INSTRUMENTS 31.6%

CERTIFICATES OF DEPOSIT 2.2%
Dexia Credit NY
4.759% due 09/29/2008	30	30

Fortis Bank NY
5.148% due 09/30/2008	30	30

Skandinaviska Enskilda Banken AB
5.350% due 02/13/2009	10	10

		70

COMMERCIAL PAPER 1.3%
Societe Generale NY
5.270% due 03/26/2008	40	40

REPURCHASE AGREEMENTS 20.2%
Lehman Brothers, Inc.
1.000% due 01/02/2008	500	500
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% due 07/15/2015 valued at $514. Repurchase proceeds are $500.)

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Small Cap StocksPLUS® TR Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
State Street Bank and Trust Co.
3.900% due 01/02/2008	$142	$142
(Dated 12/31/2007. Collateralized by Fannie Mae 6.000% due 05/15/2008 valued at $147. Repurchase proceeds are $142.)

		642

U.S. TREASURY BILLS 7.9%
3.005% due 02/28/2008 - 03/13/2008 (a)(d)	255	253

Total Short-Term Instruments (Cost $1,005)		1,005

VALUE (000S)
PURCHASED OPTIONS (f) 0.0%
(Cost $1)	$0

Total Investments 158.1% (Cost $5,049)	$5,034

Other Assets and Liabilities (Net) (58.1%)	(1,850)

Net Assets 100.0%	$3,184

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) The average amount of borowing outstanding during the period ended December 31, 2007 was $720 at a weighted average interest rate of 4.950%. On December 31, 2007, securities valued at $898 were pledged as collateral for reverse repurchase agreements.

(d) Securities with an aggregate market value of $253 and cash of $80 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	10	$38
90-Day Eurodollar June Futures	Long	06/2009	1	2
90-Day Eurodollar March Futures	Long	03/2009	3	8
90-Day Eurodollar September Futures	Long	09/2008	6	23
90-Day Eurodollar September Futures	Long	09/2009	1	2
E-mini Russsell 2000 Index March Futures	Long	03/2008	41	(22)
E-mini Russsell 2000 Index March Futures	Short	03/2008	1	(3)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	1	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	3	1
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	2	6

				$57

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse USA, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%	02/20/2009	$30	$0
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%	02/20/2008	30	0
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	1.050%	09/20/2008	10	(1)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.610%	02/20/2009	30	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.085%	03/20/2012	30	0

						$(1)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009	AUD	100	$(1)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012	EUR	30	0
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009	GBP	100	2

							$1

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(f) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$124.000	01/25/2008	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	101.000	02/22/2008	2	0	0
Put - CBOT U.S. Treasury 30-Year Bond March Futures	104.000	02/22/2008	1	0	0
Put - CME E-mini Russell 2000 Index February Futures	520.000	02/15/2008	20	1	0

				$1	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 6.000% due 03/01/2038	$91.750	03/05/2008	$1,000	$0	$0

(g) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	2	05/2008	$0	$0	$0
Buy	AUD	6	01/2008	0	0	0
Buy		2	02/2008	0	0	0
Buy	BRL	14	03/2008	1	0	1
Buy		178	07/2008	9	0	9
Sell	GBP	22	01/2008	1	0	1
Buy	INR	250	05/2008	1	0	1
Buy		793	08/2008	0	0	0
Buy	KRW	6,825	01/2008	0	0	0
Buy		2,266	05/2008	0	0	0
Buy		3,036	08/2008	0	0	0
Buy	KWD	0	05/2008	0	0	0
Buy	MXN	114	03/2008	0	0	0
Sell		114	03/2008	0	0	0
Buy		38	07/2008	0	0	0
Buy	MYR	17	05/2008	0	0	0
Buy	PHP	367	05/2008	1	0	1
Buy	PLN	14	03/2008	0	0	0
Sell		14	03/2008	0	0	0
Buy		54	07/2008	2	0	2
Sell		54	07/2008	0	(1)	(1)
Buy	RUB	622	01/2008	1	0	1
Sell		622	01/2008	0	0	0
Buy		52	07/2008	0	0	0
Sell		52	07/2008	0	0	0
Buy		266	11/2008	0	0	0
Buy	SAR	2	05/2008	0	0	0
Buy	SGD	10	02/2008	0	0	0
Buy		12	05/2008	0	0	0
Buy	ZAR	3	07/2008	0	0	0

				$16	$(1)	$15

See Accompanying Notes	Annual Report	December 31, 2007	11

Notes to Financial Statements

1.  ORGANIZATION

The Small Cap StocksPLUS® TR Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

12	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	PHP	Philippines Peso
EUR	Euro	PLN	Polish Zloty
GBP	British Pound Sterling	RUB	Russian Ruble
INR	Indian Rupee	SAR	Saudi Riyal
KRW	South Korean Won	SGD	Singapore Dollar
KWD	Kuwaiti Dinar	ZAR	South African Rand

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A

14	PIMCO Variable Insurance Trust

December 31, 2007

credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(p) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.44%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), administrative fees and other expenses borne by the Portfolio not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $68,203.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,966	$14,674	$2,575	$458

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

# of Contracts
Balance at 01/31/2007	0
Sales	1
Closing Buys	(1)
Expirations	0
Exercised	0
Balance at 12/31/2007	0

16	PIMCO Variable Insurance Trust

December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 1/31/2007 to 12/31/2007
	Shares	Amount

Receipts for shares sold
Administrative Class	300	$3,000
Advisor Class	18	181
Issued as reinvestment of distributions
Administrative Class	7	71
Advisor Class	0	3
Cost of shares redeemed
Administrative Class	(4)	(40)
Advisor Class	(1)	(12)
Net increase resulting from Portfolio share transactions	320	$3,203

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	100	*
Advisor Class	3	100

* Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 124	$ 53	$ (5)	$ (1)	$ 0	$ (190)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,049	$ 20	$ (35)	$ (15)

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 73	$ 0	$ 0
12/31/2006	0	0	0

(4) Includes short-term capital gains, if any, distributed.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Small Cap StocksPLUS® TR Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Small Cap StocksPLUS® TR Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations and the changes in its net assets for the period then ended and the financial highlights for the period indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	19

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

20	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	21

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

P I M C O

PIMCO Variable Insurance Trust

Small Cap StocksPLUS® TR Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Small Cap StocksPLUS® TR Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, smaller company risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Small Cap StocksPLUS® TR Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

U.S. Government Agencies	42.1%
Short-Term Instruments	20.0%
Corporate Bonds & Notes	18.6%
Asset-Backed Securities	13.0%
U.S. Treasury Obligations	3.1%
Other	3.2%
*	% of Total Investments as of 12/31/2007

Cumulative Total Return for the period ended December 31, 2007
Portfolio Inception (01/31/07)
PIMCO Small Cap StocksPLUS® TR Portfolio Advisor Class	1.66%
Russell 2000® Index±	-3.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.08% for Advisor Class shares.

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$980.30	$1,018.70
Expenses Paid During Period†	$6.44	$6.56

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 1.29% reflects net annualized expense after application of an expense waiver of 5.82%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.44%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid During Period” amounts would have been $6.24 for Advisor Class Shares based upon the Portfolio’s actual performance and $6.36 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Portfolio seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances substantially all of its assets in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

»	The PIMCO Small Cap StocksPLUS® TR Portfolio was launched on January 31, 2007.

»

The Russell 2000® Index returned -3.19% for the eleven-month period ended December 31, 2007, led by sharp underperformance of stocks in the financial services sector, which detracted from absolute Portfolio performance through derivative exposure to the Index.

»	U.S. duration exposure benefited portfolio performance as U.S. Treasury and swap rates fell across the yield curve.

»	Positions in U.K. money market securities, which were added to the Portfolio in the second half of the year, provided positive returns as the relevant yields declined.

»

Favoring bonds that provide a yield premium relative to U.S. Treasuries (including corporates, emerging markets, mortgages, and asset-backed bonds) detracted from performance as bonds in these sectors underperformed U.S. Treasuries.

»	A currency strategy focused on a basket of emerging market currencies benefited performance as emerging market currencies appreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Small Cap StocksPLUS® TR Portfolio

Selected per Share Data for the Period Ended:	01/31/2007-12/31/2007

Advisor Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.39
Net realized/unrealized (loss) on investments	(0.22)
Total income from investment operations	0.17
Dividends from net investment income	(0.23)
Total distributions	(0.23)
Net asset value end of period	$9.94
Total return	1.66%
Net assets end of period (000s)	$173
Ratio of expenses to average net assets	1.39	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.98	%*(b)(d)
Ratio of net investment income to average net assets	4.26	%*
Portfolio turnover rate	462%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 1, 2007, the advisory fee was reduced to 0.44%.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.21%.

(d) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.80%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Small Cap StocksPLUS® TR Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$4,392
Repurchase agreements, at value	642
Cash	1
Deposits with brokers for open futures contracts	80
Foreign currency, at value	6
Receivable for investments sold on a delayed-delivery basis	110
Interest and dividends receivable	14
Variation margin receivable	6
Manager reimbursement receivable	68
Unrealized appreciation on foreign currency contracts	16
Unrealized appreciation on swap agreements	2
5,337

Liabilities:
Payable for the reverse repurchase agreements	$864
Payable for investments purchased	1,013
Payable for investments purchased on a delayed-delivery basis	265
Accrued investment advisory fee	1
Accrued administrative fee	1
Variation margin payable	5
Unrealized depreciation on foreign currency contracts	1
Unrealized depreciation on swap agreements	2
Other liabilities	1
2,153

Net Assets	$3,184

Net Assets Consist of:
Paid in capital	$3,203
Undistributed net investment income	61
Accumulated undistributed net realized (loss)	(137)
Net unrealized appreciation	57
$3,184

Net Assets:
Administrative Class	$3,011
Advisor Class	173

Shares Issued and Outstanding:
Administrative Class	303
Advisor Class	17

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$9.93
Advisor Class	9.94

Cost of Investments Owned	$4,407
Cost of Repurchase Agreements Owned	$642
Cost of Foreign Currency Held	$6

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Period from January 31, 2007 to December 31, 2007

Investment Income:
Interest	$156
Total Income	156

Expenses:
Investment advisory fees	14
Administrative fees	7
Servicing fees – Administrative Class	4
Organization costs	68
Interest expense	6
Total Expenses	99
Reimbursement by Manager	(68)
Net Expenses	31

Net Investment Income	125

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	21
Net realized (loss) on futures contracts, written options and swaps	(158)
Net realized gain on foreign currency transactions	9
Net change in unrealized (depreciation) on investments	(15)
Net change in unrealized appreciation on futures contracts, written options and swaps	57
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	15
Net (Loss)	(71)

Net Increase in Net Assets Resulting from Operations	$54

See Accompanying Notes	Annual Report	December 31, 2007	7

Statement of Changes in Net Assets Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Period from January 31, 2007 to December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$125
Net realized (loss)	(128)
Net change in unrealized appreciation	57
Net increase resulting from operations	54

Distributions to Shareholders:
From net investment income
Administrative Class	(70)
Advisor Class	(3)

Total Distributions	(73)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	3,000
Advisor Class	181
Issued as reinvestment of distributions
Administrative Class	71
Advisor Class	3
Cost of shares redeemed
Administrative Class	(40)
Advisor Class	(12)
Net increase resulting from Portfolio share transactions	3,203

Total Increase in Net Assets	3,184

Net Assets:
Beginning of period	0
End of period*	$3,184

*Including undistributed net investment income of:	$61

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Small Cap StocksPLUS® TR Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 29.4%

BANKING & FINANCE 16.7%
American Express Bank FSB
4.956% due 06/22/2009	$30	$30

American Honda Finance Corp.
4.946% due 02/09/2010	30	30

American International Group, Inc.
5.850% due 01/16/2018	20	20

Bank of America Corp.
5.750% due 12/01/2017	30	30
6.000% due 09/01/2017	10	10

Barclays Bank PLC
6.050% due 12/04/2017	10	10

Bear Stearns Cos., Inc.
5.025% due 05/18/2010	30	28

Citigroup Capital XXI
8.300% due 12/21/2057	10	10

Credit Suisse USA, Inc.
5.069% due 08/15/2010	30	30

Ford Motor Credit Co. LLC
6.625% due 06/16/2008	100	99
7.250% due 10/25/2011	30	26

Goldman Sachs Group, Inc.
5.481% due 07/23/2009	30	30

HSBC Finance Corp.
5.137% due 05/10/2010	30	29
5.158% due 11/16/2009	20	20

JPMorgan Chase & Co.
4.915% due 05/07/2010	30	30

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014	10	10

SLM Corp.
5.224% due 07/27/2009	30	28

Wachovia Corp.
5.174% due 12/01/2009	30	30

Wells Fargo & Co.
5.625% due 12/11/2017	30	30

		530

INDUSTRIALS 7.4%
Amgen, Inc.
5.133% due 11/28/2008	30	30

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	30	32

Daimler Finance North America LLC
5.441% due 10/31/2008	38	38

Home Depot, Inc.
5.116% due 12/16/2009	20	20

Time Warner, Inc.
5.109% due 11/13/2009	100	97

Walt Disney Co.
5.246% due 09/10/2009	20	20

		237

UTILITIES 5.3%
AT&T, Inc.
4.978% due 02/05/2010	100	99

NiSource Finance Corp.
5.585% due 11/23/2009	30	30

Ohio Power Co.
5.424% due 04/05/2010	30	30

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Verizon Communications, Inc.
5.280% due 04/03/2009	$10	$10

		169

Total Corporate Bonds & Notes (Cost $950)		936

MUNICIPAL BONDS & NOTES 0.9%
Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2007
5.750% due 06/01/2047	30	28

Total Municipal Bonds & Notes (Cost $28)		28

U.S. GOVERNMENT AGENCIES 66.6%
Fannie Mae
4.500% due 06/25/2043	5	5
5.000% due 12/25/2016 - 02/25/2017	31	32
5.000% due 01/01/2037 (c)	299	292
5.500% due 02/01/2037 (c)	400	399
6.000% due 12/01/2026 - 11/01/2027 (c)	115	117
6.000% due 01/01/2038	1,000	1,015

Freddie Mac
4.250% due 09/15/2024	16	16
5.178% due 08/15/2019 - 10/15/2020	127	127
5.258% due 02/15/2019	28	28
6.000% due 08/01/2027 - 09/01/2027 (c)	88	90

Total U.S. Government Agencies (Cost $2,105)		2,121

U.S. TREASURY OBLIGATIONS 4.9%
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011	145	156

Total U.S. Treasury Obligations (Cost $155)		156

MORTGAGE-BACKED SECURITIES 4.2%
Bear Stearns Structured Products, Inc.
5.787% due 12/26/2046	29	28

Countrywide Alternative Loan Trust
5.065% due 06/25/2037	26	25

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	16	16
4.801% due 11/25/2034	12	12

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.945% due 03/25/2037	19	19

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	11	10

Harborview Mortgage Loan Trust
5.148% due 07/19/2035	19	19

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	5	5

Total Mortgage-Backed Securities (Cost $136)		134

ASSET-BACKED SECURITIES 20.5%
American Express Credit Account Master Trust
5.028% due 01/18/2011	30	30
5.138% due 09/15/2010	30	30

Bear Stearns Asset-Backed Securities Trust
4.955% due 06/25/2047	24	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BNC Mortgage Loan Trust
4.965% due 05/25/2037	$26	$25

Chase Credit Card Master Trust
5.138% due 07/15/2010	30	30

Citibank Credit Card Issuance Trust
5.045% due 02/07/2010	30	30

Citigroup Mortgage Loan Trust, Inc.
4.905% due 12/25/2036	24	23
4.935% due 01/25/2037	23	22
4.975% due 03/25/2037	26	25

Countrywide Asset-Backed Certificates
4.945% due 10/25/2037	24	24
4.975% due 10/25/2046	15	14
5.045% due 09/25/2036	29	27

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 10/25/2036	19	19
4.915% due 11/25/2036	21	20

First USA Credit Card Master Trust
5.156% due 04/18/2011	30	30

Fremont Home Loan Trust
4.965% due 05/25/2036	26	25

MASTR Asset-Backed Securities Trust
4.905% due 08/25/2036	14	14
4.945% due 05/25/2037	23	22

MBNA Credit Card Master Note Trust
4.200% due 09/15/2010	30	30
5.148% due 08/16/2010	30	30

Morgan Stanley ABS Capital I
4.905% due 01/25/2037	23	22
4.915% due 10/25/2036	18	17

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037	25	24

Securitized Asset-Backed Receivables LLC Trust
4.905% due 01/25/2037	22	22

Soundview Home Equity Loan Trust
4.945% due 06/25/2037	24	24

Structured Asset Securities Corp.
4.965% due 01/25/2037	22	21

USAA Auto Owner Trust
5.337% due 07/11/2008	7	7

Wells Fargo Home Equity Trust
4.965% due 03/25/2037	24	24

Total Asset-Backed Securities (Cost $669)		654

SHORT-TERM INSTRUMENTS 31.6%

CERTIFICATES OF DEPOSIT 2.2%
Dexia Credit NY
4.759% due 09/29/2008	30	30

Fortis Bank NY
5.148% due 09/30/2008	30	30

Skandinaviska Enskilda Banken AB
5.350% due 02/13/2009	10	10

		70

COMMERCIAL PAPER 1.3%
Societe Generale NY
5.270% due 03/26/2008	40	40

REPURCHASE AGREEMENTS 20.2%
Lehman Brothers, Inc.
1.000% due 01/02/2008	500	500
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% due 07/15/2015 valued at $514. Repurchase proceeds are $500.)

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Small Cap StocksPLUS® TR Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
State Street Bank and Trust Co.
3.900% due 01/02/2008	$142	$142
(Dated 12/31/2007. Collateralized by Fannie Mae 6.000% due 05/15/2008 valued at $147. Repurchase proceeds are $142.)

		642

U.S. TREASURY BILLS 7.9%
3.005% due 02/28/2008 - 03/13/2008 (a)(d)	255	253

Total Short-Term Instruments (Cost $1,005)		1,005

VALUE (000S)
PURCHASED OPTIONS (f) 0.0%
(Cost $1)	$0

Total Investments 158.1% (Cost $5,049)	$5,034

Other Assets and Liabilities (Net) (58.1%)	(1,850)

Net Assets 100.0%	$3,184

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) The average amount of borowing outstanding during the period ended December 31, 2007 was $720 at a weighted average interest rate of 4.950%. On December 31, 2007, securities valued at $898 were pledged as collateral for reverse repurchase agreements.

(d) Securities with an aggregate market value of $253 and cash of $80 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	10	$38
90-Day Eurodollar June Futures	Long	06/2009	1	2
90-Day Eurodollar March Futures	Long	03/2009	3	8
90-Day Eurodollar September Futures	Long	09/2008	6	23
90-Day Eurodollar September Futures	Long	09/2009	1	2
E-mini Russsell 2000 Index March Futures	Long	03/2008	41	(22)
E-mini Russsell 2000 Index March Futures	Short	03/2008	1	(3)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	1	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	3	1
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	2	6

				$57

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse USA, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%	02/20/2009	$30	$0
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%	02/20/2008	30	0
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	1.050%	09/20/2008	10	(1)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.610%	02/20/2009	30	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.085%	03/20/2012	30	0

						$(1)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009	AUD	100	$(1)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012	EUR	30	0
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009	GBP	100	2

							$1

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(f) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$124.000	01/25/2008	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	101.000	02/22/2008	2	0	0
Put - CBOT U.S. Treasury 30-Year Bond March Futures	104.000	02/22/2008	1	0	0
Put - CME E-mini Russell 2000 Index February Futures	520.000	02/15/2008	20	1	0

				$1	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 6.000% due 03/01/2038	$91.750	03/05/2008	$1,000	$0	$0

(g) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	2	05/2008	$0	$0	$0
Buy	AUD	6	01/2008	0	0	0
Buy		2	02/2008	0	0	0
Buy	BRL	14	03/2008	1	0	1
Buy		178	07/2008	9	0	9
Sell	GBP	22	01/2008	1	0	1
Buy	INR	250	05/2008	1	0	1
Buy		793	08/2008	0	0	0
Buy	KRW	6,825	01/2008	0	0	0
Buy		2,266	05/2008	0	0	0
Buy		3,036	08/2008	0	0	0
Buy	KWD	0	05/2008	0	0	0
Buy	MXN	114	03/2008	0	0	0
Sell		114	03/2008	0	0	0
Buy		38	07/2008	0	0	0
Buy	MYR	17	05/2008	0	0	0
Buy	PHP	367	05/2008	1	0	1
Buy	PLN	14	03/2008	0	0	0
Sell		14	03/2008	0	0	0
Buy		54	07/2008	2	0	2
Sell		54	07/2008	0	(1)	(1)
Buy	RUB	622	01/2008	1	0	1
Sell		622	01/2008	0	0	0
Buy		52	07/2008	0	0	0
Sell		52	07/2008	0	0	0
Buy		266	11/2008	0	0	0
Buy	SAR	2	05/2008	0	0	0
Buy	SGD	10	02/2008	0	0	0
Buy		12	05/2008	0	0	0
Buy	ZAR	3	07/2008	0	0	0

				$16	$(1)	$15

See Accompanying Notes	Annual Report	December 31, 2007	11

Notes to Financial Statements

1.  ORGANIZATION

The Small Cap StocksPLUS® TR Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

12	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	PHP	Philippines Peso
EUR	Euro	PLN	Polish Zloty
GBP	British Pound Sterling	RUB	Russian Ruble
INR	Indian Rupee	SAR	Saudi Riyal
KRW	South Korean Won	SGD	Singapore Dollar
KWD	Kuwaiti Dinar	ZAR	South African Rand

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A

14	PIMCO Variable Insurance Trust

December 31, 2007

credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(p) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.44%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), administrative fees and other expenses borne by the Portfolio not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $68,203.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,966	$14,674	$2,575	$458

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

# of Contracts
Balance at 01/31/2007	0
Sales	1
Closing Buys	(1)
Expirations	0
Exercised	0
Balance at 12/31/2007	0

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December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 1/31/2007 to 12/31/2007
	Shares	Amount

Receipts for shares sold
Administrative Class	300	$3,000
Advisor Class	18	181
Issued as reinvestment of distributions
Administrative Class	7	71
Advisor Class	0	3
Cost of shares redeemed
Administrative Class	(4)	(40)
Advisor Class	(1)	(12)
Net increase resulting from Portfolio share transactions	320	$3,203

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	100	*
Advisor Class	3	100

* Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 124	$ 53	$ (5)	$ (1)	$ 0	$ (190)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,049	$ 20	$ (35)	$ (15)

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 73	$ 0	$ 0
12/31/2006	0	0	0

(4) Includes short-term capital gains, if any, distributed.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Small Cap StocksPLUS® TR Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Small Cap StocksPLUS® TR Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations and the changes in its net assets for the period then ended and the financial highlights for the period indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	19

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

20	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	21

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

StocksPLUS® Growth and Income Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO StocksPLUS® Growth and Income Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

Corporate Bonds & Notes	39.9%
U.S. Treasury Obligations	15.8%
Short-Term Instruments	13.3%
U.S. Government Agencies	11.1%
Asset-Backed Securities	8.4%
Mortgage-Backed Securities	7.6%
Other	3.9%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	10 Years	Portfolio Inception (12/31/97)
PIMCO StocksPLUS® Growth and Income Portfolio Administrative Class	6.86%	12.92%	6.23%	6.23%
S&P 500 Index±	5.49%	12.83%	5.91%	5.91%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Administrative Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,002.03	$1,022.58
Expenses Paid During Period†	$2.62	$2.65

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.25%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid During Period” amounts would have been $2.52 for Administrative Class Shares based upon the Portfolio’s actual performance and $2.55 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»

The S&P 500 Index returned 5.49% over the period and posted positive performance despite poor performance in the financials and consumer discretionary sectors, which benefited absolute Portfolio performance through derivative exposure to the Index.

»	U.S. duration exposure benefited performance as U.S. Treasury and swap rates fell across the yield curve.

»

A U.S. curve steepening strategy involving long positions concentrated in zero- to three-year duration instruments and short positions concentrated in five plus-year duration instruments was positive as the yield curve steepened.

»	Positions in U.K. money market securities added to returns as the relevant yields declined over the period.

»

Favoring bonds that provide a yield premium relative to U.S. Treasuries (including corporates, emerging markets, mortgages, and asset-backed bonds) detracted from performance as bonds in these sectors underperformed U.S. Treasuries.

»	A currency strategy focused on a basket of emerging market currencies benefited performance as emerging market currencies appreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Growth and Income Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007		12/31/2006		12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$11.15		$10.20		$10.09	$9.26	$7.25
Net investment income (a)	0.53		0.42		0.29	0.13	0.13
Net realized/unrealized gain on investments	0.23		1.06		0.06	0.86	2.06
Total income from investment operations	0.76		1.48		0.35	0.99	2.19
Dividends from net investment income	(0.87)		(0.53)		(0.24)	(0.16)	(0.18)
Total distributions	(0.87)		(0.53)		(0.24)	(0.16)	(0.18)
Net asset value end of year	$11.04		$11.15		$10.20	$10.09	$9.26
Total return	6.86%		14.90%		3.49%	10.81%	30.38%
Net assets end of year (000s)	$78,125		$85,425		$229,193	$266,851	$267,880
Ratio of expenses to average net assets	0.54	%(c)	0.59	%(b)	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.54	%(c)	0.59	%(b)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.67%		3.95%		2.87%	1.39%	1.54%
Portfolio turnover rate	54%		135%		264%	249%	134%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 31, 2006, the advisory fee was reduced to 0.30%.

(c) Effective October 1, 2007, the advisory fee was reduced to 0.25%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$70,979
Repurchase agreements, at value	2,993
Cash	5
Deposits with brokers for open futures contracts	10,375
Foreign currency, at value	94
Receivable for investments sold	607
Receivable for Portfolio shares sold	4
Interest and dividends receivable	539
Variation margin receivable	793
Swap premiums paid	169
Unrealized appreciation on foreign currency contracts	519
Unrealized appreciation on swap agreements	180
87,257

Liabilities:
Payable for investments purchased on a delayed-delivery basis	$1,980
Payable for Portfolio shares redeemed	71
Payable for short sales	607
Written options outstanding	362
Accrued investment advisory fee	17
Accrued administrative fee	7
Accrued servicing fee	12
Variation margin payable	1,166
Swap premiums received	35
Unrealized depreciation on foreign currency contracts	29
Unrealized depreciation on swap agreements	274
4,560

Net Assets	$82,697

Net Assets Consist of:
Paid in capital	$131,194
Undistributed net investment income	3,293
Accumulated undistributed net realized (loss)	(52,196)
Net unrealized appreciation	406
$82,697

Net Assets:
Institutional Class	$4,572
Administrative Class	78,125

Shares Issued and Outstanding:
Institutional Class	410
Administrative Class	7,078

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.16
Administrative Class	11.04

Cost of Investments Owned	$71,461
Cost of Repurchase Agreements Owned	$2,993
Cost of Foreign Currency Held	$94
Proceeds Received on Short Sales	$602
Premiums Received on Written Options	$111

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$4,477
Dividends	133
Miscellaneous income	2
Total Income	4,612

Expenses:
Investment advisory fees	254
Administrative fees	88
Servicing fees – Administrative Class	125
Trustees’ fees	2
Total Expenses	469

Net Investment Income	4,143

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(107)
Net realized gain on futures contracts, written options and swaps	1,676
Net realized gain on foreign currency transactions	270
Net change in unrealized appreciation on investments	65
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(480)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	466
Net Gain	1,890

Net Increase in Net Assets Resulting from Operations	$6,033

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

(Decrease) in Net Assets from:

Operations:
Net investment income	$4,143	$5,394
Net realized gain	1,839	10,420
Net change in unrealized appreciation	51	3,907
Net increase resulting from operations	6,033	19,721

Distributions to Shareholders:
From net investment income
Institutional Class	(351)	(289)
Administrative Class	(6,255)	(4,645)

Total Distributions	(6,606)	(4,934)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,518	2,084
Administrative Class	4,956	3,872
Issued as reinvestment of distributions
Institutional Class	351	289
Administrative Class	6,255	4,644
Cost of shares redeemed
Institutional Class	(3,197)	(2,654)
Administrative Class	(17,948)	(166,615)
Net (decrease) resulting from Portfolio share transactions	(8,065)	(158,380)

Total (Decrease) in Net Assets	(8,638)	(143,593)

Net Assets:
Beginning of year	91,335	234,928
End of year*	$82,697	$91,335

*Including undistributed net investment income of:	$3,293	$5,592

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments StocksPLUS® Growth and Income Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Metro-Goldwyn-Mayer, Inc.
8.108% due 04/08/2012	$99	$92

Total Bank Loan Obligations (Cost $99)		92

CORPORATE BONDS & NOTES 35.7%

BANKING & FINANCE 28.0%
American Express Bank FSB
5.009% due 10/20/2009	200	199

American Express Centurion Bank
5.188% due 11/16/2009	300	299

American Express Credit Corp.
5.302% due 11/09/2009	200	197

American Honda Finance Corp.
4.946% due 02/09/2010	900	899

American International Group, Inc.
5.078% due 06/16/2009	800	800

Bank of Ireland
4.951% due 12/19/2008	900	900

Bear Stearns Cos., Inc.
5.494% due 07/16/2009	900	866

Capital One Financial Corp.
5.426% due 09/10/2009	100	95

CIT Group, Inc.
5.000% due 11/24/2008	300	297

Citigroup Funding, Inc.
4.858% due 06/26/2009	100	99
5.304% due 03/02/2009	900	894

Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (a)	1,700	1,386

Export-Import Bank of Korea
5.118% due 11/16/2010	1,900	1,906

Ford Motor Credit Co. LLC
4.950% due 01/15/2008	100	100
6.625% due 06/16/2008	3,100	3,055

General Electric Capital Corp.
4.939% due 08/15/2011	800	787
5.095% due 10/26/2009	400	399
5.284% due 01/05/2009	200	200

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	200	199
4.958% due 11/16/2009	900	884

ICICI Bank Ltd.
5.788% due 01/12/2010	300	296

Lehman Brothers Holdings, Inc.
4.978% due 11/16/2009	500	487
5.241% due 01/23/2009	300	294
5.429% due 07/18/2011	100	95

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	500	494
5.191% due 10/23/2008	200	197
5.211% due 12/04/2009	200	194

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049	600	605

Morgan Stanley
5.332% due 01/15/2010	800	792

Osiris Capital PLC
8.092% due 01/15/2010	500	501

Rockies Express Pipeline LLC
5.776% due 08/20/2009	200	200

SLM Corp.
5.164% due 01/26/2009	200	192
5.224% due 07/27/2009	200	188
5.294% due 07/25/2008	100	98
5.824% due 12/15/2008	200	196

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Spinnaker Capital Ltd.
16.491% due 06/15/2008	$300	$313

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049	400	405

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	900	898

VTB Capital S.A.
5.494% due 08/01/2008	200	198

Wachovia Corp.
5.372% due 10/15/2011	900	881

Wells Fargo & Co.
5.186% due 03/10/2008	200	200

Westpac Banking Corp.
5.212% due 06/06/2008	100	100

World Savings Bank FSB
4.938% due 05/08/2009	850	851

		23,136

INDUSTRIALS 6.3%
Albertson’s LLC
6.950% due 08/01/2009	300	305

America Movil SAB de C.V.
4.958% due 06/27/2008	200	200

Anadarko Petroleum Corp.
5.391% due 09/15/2009	200	197

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	100	108

Daimler Finance North America LLC
5.461% due 03/13/2009	100	99

General Electric Co.
5.186% due 12/09/2008	200	200

General Mills, Inc.
5.310% due 01/22/2010	100	99

Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	208

Hospira, Inc.
5.310% due 03/30/2010	200	199

JC Penney Corp., Inc.
7.375% due 08/15/2008	100	101

Pemex Project Funding Master Trust
5.724% due 12/03/2012	700	691

Reynolds American, Inc.
5.691% due 06/15/2011	100	98

Time Warner, Inc.
5.109% due 11/13/2009	900	878

Transcontinental Gas Pipe Line Corp.
6.522% due 04/15/2008	1,100	1,103

Transocean, Inc.
5.341% due 09/05/2008	200	199

Weyerhaeuser Co.
5.884% due 09/24/2009	200	201

Xerox Corp.
9.750% due 01/15/2009	300	314

		5,200

UTILITIES 1.4%
AT&T, Inc.
4.978% due 02/05/2010	100	99
5.080% due 11/14/2008	100	100

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	200	200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Qwest Corp.
8.241% due 06/15/2013	$700	$718

Telecom Italia Capital S.A.
5.391% due 02/01/2011	100	98

		1,215

Total Corporate Bonds & Notes (Cost $30,060)		29,551

U.S. GOVERNMENT AGENCIES 9.9%
Fannie Mae
5.000% due 12/01/2017 - 09/01/2018	790	792
6.000% due 04/01/2016 - 11/01/2033	180	184
6.500% due 09/01/2037	120	124
8.000% due 05/01/2030 - 09/01/2031	32	34

Federal Home Loan Bank
0.000% due 02/27/2012	500	492

Freddie Mac
5.178% due 07/15/2019 - 10/15/2020	2,995	2,983
5.258% due 02/15/2019	1,023	1,018
5.500% due 08/15/2030	4	4
6.000% due 07/01/2016 - 09/01/2037	1,801	1,832
6.500% due 10/25/2043	425	447

Ginnie Mae
6.125% due 11/20/2029	97	98
6.375% due 02/20/2027	123	125
8.000% due 04/15/2027 - 12/15/2029	55	59
8.500% due 04/20/2030	2	3

Total U.S. Government Agencies (Cost $8,202)		8,195

U.S. TREASURY OBLIGATIONS 14.1%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	11,644	11,659

Total U.S. Treasury Obligations (Cost $11,653)		11,659

MORTGAGE-BACKED SECURITIES 6.8%
Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	47	47

Banc of America Funding Corp.
4.111% due 05/25/2035	427	422

Banc of America Mortgage Securities, Inc.
6.500% due 10/25/2031	152	154

Bear Stearns Adjustable Rate Mortgage Trust
5.789% due 02/25/2033	90	91

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	264	263

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	48	46

Countrywide Alternative Loan Trust
5.045% due 05/25/2047	173	163
5.788% due 02/25/2036	301	289
6.000% due 10/25/2033	266	260

CS First Boston Mortgage Securities Corp.
5.639% due 05/25/2032	95	95

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.935% due 01/25/2047	202	198

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	145	142

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments StocksPLUS® Growth and Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Harborview Mortgage Loan Trust
5.055% due 01/19/2038	$207	$205
5.155% due 01/19/2038	329	309

Impac CMB Trust
5.543% due 10/25/2033	17	17

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	115	112

Merrill Lynch Floating Trust
5.098% due 06/15/2022	758	735

Morgan Stanley Capital I
5.088% due 10/15/2020	55	54

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	172	172

Structured Adjustable Rate Mortgage Loan Trust
4.940% due 03/25/2034	103	102

Structured Asset Mortgage Investments, Inc.
4.995% due 03/25/2037	266	253
5.145% due 02/25/2036	140	133
5.215% due 07/19/2035	123	118

Thornburg Mortgage Securities Trust
4.919% due 06/25/2037	189	187
4.975% due 11/25/2046	156	153

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	140	138

Washington Mutual, Inc.
5.883% due 12/25/2046	792	782

Total Mortgage-Backed Securities (Cost $5,785)		5,640

ASSET-BACKED SECURITIES 7.5%
Argent Securities, Inc.
4.925% due 05/25/2036	74	74

Bear Stearns Asset-Backed Securities Trust
4.925% due 01/25/2037	294	285

Citigroup Mortgage Loan Trust, Inc.
4.925% due 01/25/2037	287	282
4.975% due 08/25/2036	600	565

Countrywide Asset-Backed Certificates
4.915% due 07/25/2037	722	699

Credit-Based Asset Servicing & Securitization LLC
4.955% due 12/25/2037	509	497

First Franklin Mortgage Loan Asset-Backed Certificates
4.905% due 01/25/2038	300	291
4.915% due 11/25/2036	213	204

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Credit Auto Owner Trust
4.360% due 06/15/2010	$400	$399

HSBC Asset Loan Obligation
4.925% due 12/25/2036	670	643

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	73	70

Long Beach Mortgage Loan Trust
4.905% due 11/25/2036	435	428
5.145% due 10/25/2034	5	5

Morgan Stanley ABS Capital I
4.905% due 10/25/2036	57	56

Option One Mortgage Loan Trust
4.915% due 01/25/2037	127	125

Residential Asset Securities Corp.
4.935% due 11/25/2036	168	165

Sears Credit Account Master Trust
5.248% due 04/16/2013	800	797

Securitized Asset-Backed Receivables LLC Trust
4.925% due 12/25/2036	238	223

Soundview Home Equity Loan Trust
4.945% due 01/25/2037	218	214

Structured Asset Securities Corp.
4.915% due 10/25/2036	182	179

Total Asset-Backed Securities (Cost $6,370)		6,201

SOVEREIGN ISSUES 0.6%
Korea Development Bank
5.295% due 11/22/2012	500	498

Total Sovereign Issues (Cost $500)		498

	SHARES
PREFERRED STOCKS 2.2%
DG Funding Trust
6.979% due 12/31/2049	173	1,830

Total Preferred Stocks (Cost $1,823)		1,830

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

CERTIFICATES OF DEPOSIT 1.6%
Calyon Financial, Inc.
5.204% due 01/16/2009	$300	299
5.266% due 06/29/2010	30	30

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank NY
4.745% due 04/28/2008	$200	$200

Nordea Bank Finland PLC
4.991% due 05/28/2008	100	100

Skandinaviska Enskilda Banken AB
4.611% due 02/04/2008	600	600
4.869% due 02/13/2009	100	100

		1,329

COMMERCIAL PAPER 6.3%
Cox Communications, Inc.
6.002% due 01/15/2008	800	800

Rabobank Financial Co.
3.980% due 01/02/2008	2,200	2,200

UBS Finance Delaware LLC
4.000% due 01/02/2008	2,200	2,200

		5,200

REPURCHASE AGREEMENTS 3.6%
Lehman Brothers, Inc.
1.000% due 01/02/2008	300	300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $313. Repurchase proceeds are $300.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	2,693	2,693
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $2,751. Repurchase proceeds are $2,694.)

		2,993

U.S. TREASURY BILLS 0.4%
3.061% due 02/28/2008 - 03/13/2008 (b)(e)	330	327

Total Short-Term Instruments (Cost $9,851)		9,849

PURCHASED OPTIONS (g) 0.6%
(Cost $111)		457

Total Investments 89.4% (Cost $74,454)		$73,972

Written Options (h) (0.4%) (Premiums $111)		(362)

Other Assets and Liabilities (Net) 11.0%		9,087

Net Assets (d) 100.0%		$82,697

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

 *  A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) As of December 31, 2007, portfolio securities with an aggregate value of $389 and derivative instruments with an aggregate depreciation of ($4) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $327 and cash of $10,375 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	125	$363
90-Day Eurodollar June Futures	Long	06/2008	87	220
90-Day Eurodollar June Futures	Long	06/2009	43	99

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2009	50	$120
90-Day Eurodollar September Futures	Long	09/2008	79	245
90-Day Eurodollar September Futures	Long	09/2009	43	94
E-mini S&P 500 Index March Futures	Short	03/2008	20	21
S&P 500 Index March Futures	Long	03/2008	206	(498)
U.S. Treasury 2-Year Note March Futures	Short	03/2008	11	(9)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	33	20
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	7	23
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	4	13
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	11	33

				$744

(f) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.930%	12/20/2012	$100	$2
Bank of America	Daimler Finance N.A. LLC 6.500% due 11/15/2013	Sell	0.210%	03/20/2008	200	0
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	1.000%	09/20/2008	1,000	(47)
Bank of America	MBIA, Inc.	Sell	2.800%	12/20/2012	100	(1)
Bank of America	MBIA, Inc. 6.625% due 10/01/2028	Sell	4.000%	12/20/2012	100	(8)
Bank of America	SLM Corp. 5.125% due 08/27/2012	Sell	3.000%	12/20/2008	100	0
Bank of America	SLM Corp. 5.125% due 08/27/2012	Sell	2.860%	12/20/2012	100	(2)
Barclays Bank PLC	General Motors Corp. 7.125% due 07/15/2013	Sell	4.850%	12/20/2012	500	(37)
Barclays Bank PLC	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.390%	01/20/2012	1,000	(6)
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	0.740%	01/20/2012	200	(6)
Barclays Bank PLC	SLM Corp. 5.125% due 08/27/2012	Sell	3.000%	12/20/2008	100	0
Bear Stearns & Co., Inc.	Daimler Finance N.A. LLC 6.500% due 11/15/2013	Sell	0.200%	03/20/2008	100	0
Bear Stearns & Co., Inc.	Daimler Finance N.A. LLC 6.500% due 11/15/2013	Sell	0.225%	03/20/2008	400	0
Credit Suisse USA, Inc.	Freddie Mac 5.875% due 03/21/2011	Sell	0.850%	12/20/2012	100	1
Deutsche Bank AG	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.980%	01/20/2012	700	6
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.100%	06/20/2008	1,000	(3)
Deutsche Bank AG	MBIA, Inc.	Sell	3.400%	12/20/2012	100	0
Deutsche Bank AG	Merrill Lynch & Co., Inc. 6.000% due 02/17/2009	Sell	0.120%	06/20/2008	100	(1)
Deutsche Bank AG	Multiple Reference Entities of Gazprom	Sell	1.000%	10/20/2011	300	(6)
Goldman Sachs & Co.	American International Group, Inc. 5.600% due 10/18/2016	Sell	0.065%	06/20/2008	600	(2)
Goldman Sachs & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	5.150%	12/20/2012	300	(19)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.430%	12/20/2008	500	1
Lehman Brothers, Inc.	California State General Obligation Bonds 5.250% due 02/01/2018	Sell	0.470%	12/20/2017	100	0
Lehman Brothers, Inc.	Fannie Mae 5.250% due 08/01/2012	Sell	0.670%	12/20/2012	100	0
Lehman Brothers, Inc.	Fannie Mae 5.500% due 06/09/2033	Sell	0.440%	12/20/2012	100	0
Lehman Brothers, Inc.	Fannie Mae 5.500% due 06/09/2033	Sell	0.445%	12/20/2012	100	1
Lehman Brothers, Inc.	General Motors Corp. 7.125% due 07/15/2013	Sell	5.150%	12/20/2012	300	(19)
Lehman Brothers, Inc.	Michigan State General Obligation Bonds, Series 2003 5.250% due 05/01/2020	Sell	0.400%	12/20/2017	100	0
Lehman Brothers, Inc.	New York, New York General Obligation Bonds, Series 2007 5.000% due 01/01/2026	Sell	0.420%	12/20/2017	100	0
Lehman Brothers, Inc.	Ohio State General Obligation Bonds, Series 2007 5.000% due 09/01/2020	Sell	0.300%	12/20/2017	100	0
Lehman Brothers, Inc.	Pemex Project Funding Master Trust 9.500% due 09/15/2027	Sell	0.290%	12/20/2008	100	0
Lehman Brothers, Inc.	Pemex Project Funding Master Trust 9.500% due 09/15/2027	Sell	0.320%	03/20/2009	200	0
Lehman Brothers, Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.310%	12/20/2008	100	0
Merrill Lynch & Co., Inc.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.880%	12/20/2012	300	(22)
Merrill Lynch & Co., Inc.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.650%	12/20/2012	200	(2)
Royal Bank of Scotland Group PLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.780%	12/20/2012	100	1
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.700%	12/20/2012	100	0
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.785%	12/20/2012	100	0
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.840%	12/20/2012	300	2
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.950%	12/20/2012	100	1
Royal Bank of Scotland Group PLC	Fannie Mae 5.500% due 06/09/2033	Sell	0.510%	12/20/2012	100	1
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.300%	09/20/2008	100	(1)
Wachovia Bank N.A.	MBIA, Inc. 6.625% due 10/01/2028	Sell	5.050%	12/20/2012	100	(4)

						$(170)

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments StocksPLUS® Growth and Income Portfolio (Cont.)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	$500	$(6)
Deutsche Bank AG	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	500	(5)

						$(11)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	400	$(3)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		100	(1)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		300	(2)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		200	1
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		200	1
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,000	6
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012		2,600	(39)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		100	(2)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		100	(2)
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	1,800	12
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		200	7
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		400	(24)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		300	2
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$900	6
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,300	5
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		400	1
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,600	6
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		200	(5)

							$(31)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation
Merrill Lynch & Co., Inc.	Long	S&P 500 Index	1-Month USD-LIBOR less 0.030%	05/15/2008	5,620	$118

(g) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$139.000	02/22/2008	3	$0	$0
Put - CME S&P 500 Index March Futures	700.000	03/20/2008	176	5	0

				$5	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	$5,000	$15	$38
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	6,900	38	140
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	8,900	44	208
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	3,000	9	71

							$106	$457

(h) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.000	02/22/2008	3	$3	$6
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	3	2	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	3	1	0

				$6	$11

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	$1,000	$12	$33
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	3,000	37	104
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	4,000	48	167
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	1,000	8	47

							$105	$351

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	6.500%	01/01/2038	$100	$103	$103
U.S. Treasury Bonds	3.125%	11/30/2009	500	499	504

				$602	$607

(2) Market value includes $3 of interest payable on short sales.

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	62	05/2008	$0	$0	$0
Buy	AUD	298	01/2008	1	0	1
Sell		56	01/2008	0	0	0
Buy	BRL	1,502	03/2008	135	0	135
Buy		4,629	07/2008	232	0	232
Buy	CNY	1,818	01/2008	3	0	3
Sell		1,818	01/2008	0	(5)	(5)
Sell	GBP	585	01/2008	13	0	13
Buy	IDR	617,400	05/2008	0	(5)	(5)
Buy	INR	6,631	05/2008	10	0	10
Buy	JPY	7,612	02/2008	0	0	0
Buy	KRW	385,589	01/2008	0	(11)	(11)
Buy		157,686	05/2008	0	(2)	(2)
Buy		245,553	08/2008	0	(1)	(1)
Buy	KWD	5	05/2008	0	0	0
Buy	MXN	3,425	03/2008	3	0	3
Sell		1,007	03/2008	0	(1)	(1)
Buy		464	07/2008	1	0	1
Buy	MYR	835	05/2008	4	0	4
Buy	NZD	46	01/2008	1	0	1
Buy		46	02/2008	0	0	0
Buy	PHP	9,129	05/2008	21	0	21
Buy	PLN	19	03/2008	0	0	0
Sell		19	03/2008	0	0	0
Buy		768	07/2008	31	0	31
Sell		768	07/2008	0	(3)	(3)
Buy	RUB	10,146	01/2008	19	0	19
Sell		10,146	01/2008	0	0	0
Buy		9,449	07/2008	8	0	8
Sell		1,089	07/2008	0	0	0
Buy		4,353	11/2008	0	0	0
Buy	SAR	62	05/2008	0	0	0
Buy	SGD	721	02/2008	18	0	18
Buy		608	05/2008	19	0	19
Buy	ZAR	85	07/2008	0	(1)	(1)

				$519	$(29)	$490

See Accompanying Notes	Annual Report	December 31, 2007	13

Notes to Financial Statements

1.  ORGANIZATION

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

14	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	KWD	Kuwaiti Dinar
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	NZD	New Zealand Dollar
EUR	Euro	PHP	Philippines Peso
GBP	British Pound Sterling	PLN	Polish Zloty
IDR	Indonesian Rupiah	RUB	Russian Ruble
INR	Indian Rupee	SAR	Saudi Riyal
JPY	Japanese Yen	SGD	Singapore Dollar
KRW	South Korean Won	ZAR	South African Rand

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be

16	PIMCO Variable Insurance Trust

December 31, 2007

representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(q) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.10%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$21,556	$20,318	$30,128	$17,069

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2006	60	$8,000	GBP	200	$90
Sales	282	11,000		0	400
Closing Buys	(20)	(9,000)		0	(142)
Expirations	(313)	(1,000)		(200)	(237)
Exercised	0	0		0	0
Balance at 12/31/2007	9	$9,000	GBP	0	$111

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December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	131	$1,518	198	$2,084
Administrative Class	435	4,956	363	3,872
Issued as reinvestment of distributions
Institutional Class	31	351	27	289
Administrative Class	550	6,255	438	4,644
Cost of shares redeemed
Institutional Class	(277)	(3,197)	(258)	(2,654)
Administrative Class	(1,570)	(17,948)	(15,605)	(166,615)
Net (decrease) resulting from Portfolio share transactions	(700)	$(8,065)	(14,837)	$(158,380)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	5	90

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 3,862	$ 0	$ (835)	$ (5)	$ (47,590)	$ (3,929)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 74,469	$ 456	$ (953)	$ (497)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 6,606	$ 0	$ 0
12/31/2006	4,934	0	0

(6) Includes short-term capital gains, if any, distributed

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS® Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	21

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

StocksPLUS® Growth and Income Portfolio	12.62%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	1.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

22	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	23

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

26	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

StocksPLUS® Growth and Income Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO StocksPLUS® Growth and Income Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

Corporate Bonds & Notes	39.9%
U.S. Treasury Obligations	15.8%
Short-Term Instruments	13.3%
U.S. Government Agencies	11.1%
Asset-Backed Securities	8.4%
Mortgage-Backed Securities	7.6%
Other	3.9%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/28/00)*
PIMCO StocksPLUS® Growth and Income Portfolio Institutional Class	6.97%	13.07%	2.48%
S&P 500 Index±	5.49%	12.83%	1.84%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.35% for Institutional Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,001.98	$1,023.34
Expenses Paid During Period†	$1.87	$1.89

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.25%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid during Period” amounts would have been $1.77 for Institutional Class Shares based upon the Portfolio’s actual performance and $1.79 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»

The S&P 500 Index returned 5.49% over the period and posted positive performance despite poor performance in the financials and consumer discretionary sectors, which benefited absolute Portfolio performance through derivative exposure to the Index.

»	U.S. duration exposure benefited performance as U.S. Treasury and swap rates fell across the yield curve.

»

A U.S. curve steepening strategy involving long positions concentrated in zero- to three-year duration instruments and short positions concentrated in five plus-year duration instruments was positive as the yield curve steepened.

»	Positions in U.K. money market securities added to returns as the relevant yields declined over the period.

»

Favoring bonds that provide a yield premium relative to U.S. Treasuries (including corporates, emerging markets, mortgages, and asset-backed bonds) detracted from performance as bonds in these sectors underperformed U.S. Treasuries.

»	A currency strategy focused on a basket of emerging market currencies benefited performance as emerging market currencies appreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Growth and Income Portfolio

Selected per Share Data for the Year Ended:	12/31/2007		12/31/2006		12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$11.25		$10.27		$10.14	$9.29	$7.27
Net investment income (a)	0.55		0.45		0.31	0.15	0.14
Net realized/unrealized gain on investments	0.23		1.06		0.06	0.86	2.06
Total income from investment operations	0.78		1.51		0.37	1.01	2.20
Dividends from net investment income	(0.87)		(0.53)		(0.24)	(0.16)	(0.18)
Total distributions	(0.87)		(0.53)		(0.24)	(0.16)	(0.18)
Net asset value end of year	$11.16		$11.25		$10.27	$10.14	$9.29
Total return	6.97%		15.11%		3.68%	10.99%	30.44%
Net assets end of year (000s)	$4,572		$5,910		$5,735	$3,560	$2,203
Ratio of expenses to average net assets	0.39	%(c)	0.44	%(b)	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.39	%(c)	0.44	%(b)	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.80%		4.23%		3.12%	1.55%	1.65%
Portfolio turnover rate	54%		135%		264%	249%	134%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Effective October 31, 2006, the advisory fee was reduced to 0.30%.

(c) Effective October 1, 2007, the advisory fee was reduced to 0.25%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$70,979
Repurchase agreements, at value	2,993
Cash	5
Deposits with brokers for open futures contracts	10,375
Foreign currency, at value	94
Receivable for investments sold	607
Receivable for Portfolio shares sold	4
Interest and dividends receivable	539
Variation margin receivable	793
Swap premiums paid	169
Unrealized appreciation on foreign currency contracts	519
Unrealized appreciation on swap agreements	180
87,257

Liabilities:
Payable for investments purchased on a delayed-delivery basis	$1,980
Payable for Portfolio shares redeemed	71
Payable for short sales	607
Written options outstanding	362
Accrued investment advisory fee	17
Accrued administrative fee	7
Accrued servicing fee	12
Variation margin payable	1,166
Swap premiums received	35
Unrealized depreciation on foreign currency contracts	29
Unrealized depreciation on swap agreements	274
4,560

Net Assets	$82,697

Net Assets Consist of:
Paid in capital	$131,194
Undistributed net investment income	3,293
Accumulated undistributed net realized (loss)	(52,196)
Net unrealized appreciation	406
$82,697

Net Assets:
Institutional Class	$4,572
Administrative Class	78,125

Shares Issued and Outstanding:
Institutional Class	410
Administrative Class	7,078

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.16
Administrative Class	11.04

Cost of Investments Owned	$71,461
Cost of Repurchase Agreements Owned	$2,993
Cost of Foreign Currency Held	$94
Proceeds Received on Short Sales	$602
Premiums Received on Written Options	$111

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$4,477
Dividends	133
Miscellaneous income	2
Total Income	4,612

Expenses:
Investment advisory fees	254
Administrative fees	88
Servicing fees – Administrative Class	125
Trustees’ fees	2
Total Expenses	469

Net Investment Income	4,143

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(107)
Net realized gain on futures contracts, written options and swaps	1,676
Net realized gain on foreign currency transactions	270
Net change in unrealized appreciation on investments	65
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(480)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	466
Net Gain	1,890

Net Increase in Net Assets Resulting from Operations	$6,033

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

(Decrease) in Net Assets from:

Operations:
Net investment income	$4,143	$5,394
Net realized gain	1,839	10,420
Net change in unrealized appreciation	51	3,907
Net increase resulting from operations	6,033	19,721

Distributions to Shareholders:
From net investment income
Institutional Class	(351)	(289)
Administrative Class	(6,255)	(4,645)

Total Distributions	(6,606)	(4,934)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,518	2,084
Administrative Class	4,956	3,872
Issued as reinvestment of distributions
Institutional Class	351	289
Administrative Class	6,255	4,644
Cost of shares redeemed
Institutional Class	(3,197)	(2,654)
Administrative Class	(17,948)	(166,615)
Net (decrease) resulting from Portfolio share transactions	(8,065)	(158,380)

Total (Decrease) in Net Assets	(8,638)	(143,593)

Net Assets:
Beginning of year	91,335	234,928
End of year*	$82,697	$91,335

*Including undistributed net investment income of:	$3,293	$5,592

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments StocksPLUS® Growth and Income Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Metro-Goldwyn-Mayer, Inc.
8.108% due 04/08/2012	$99	$92

Total Bank Loan Obligations (Cost $99)		92

CORPORATE BONDS & NOTES 35.7%

BANKING & FINANCE 28.0%
American Express Bank FSB
5.009% due 10/20/2009	200	199

American Express Centurion Bank
5.188% due 11/16/2009	300	299

American Express Credit Corp.
5.302% due 11/09/2009	200	197

American Honda Finance Corp.
4.946% due 02/09/2010	900	899

American International Group, Inc.
5.078% due 06/16/2009	800	800

Bank of Ireland
4.951% due 12/19/2008	900	900

Bear Stearns Cos., Inc.
5.494% due 07/16/2009	900	866

Capital One Financial Corp.
5.426% due 09/10/2009	100	95

CIT Group, Inc.
5.000% due 11/24/2008	300	297

Citigroup Funding, Inc.
4.858% due 06/26/2009	100	99
5.304% due 03/02/2009	900	894

Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (a)	1,700	1,386

Export-Import Bank of Korea
5.118% due 11/16/2010	1,900	1,906

Ford Motor Credit Co. LLC
4.950% due 01/15/2008	100	100
6.625% due 06/16/2008	3,100	3,055

General Electric Capital Corp.
4.939% due 08/15/2011	800	787
5.095% due 10/26/2009	400	399
5.284% due 01/05/2009	200	200

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	200	199
4.958% due 11/16/2009	900	884

ICICI Bank Ltd.
5.788% due 01/12/2010	300	296

Lehman Brothers Holdings, Inc.
4.978% due 11/16/2009	500	487
5.241% due 01/23/2009	300	294
5.429% due 07/18/2011	100	95

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	500	494
5.191% due 10/23/2008	200	197
5.211% due 12/04/2009	200	194

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049	600	605

Morgan Stanley
5.332% due 01/15/2010	800	792

Osiris Capital PLC
8.092% due 01/15/2010	500	501

Rockies Express Pipeline LLC
5.776% due 08/20/2009	200	200

SLM Corp.
5.164% due 01/26/2009	200	192
5.224% due 07/27/2009	200	188
5.294% due 07/25/2008	100	98
5.824% due 12/15/2008	200	196

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Spinnaker Capital Ltd.
16.491% due 06/15/2008	$300	$313

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049	400	405

Unicredit Luxembourg Finance S.A.
5.142% due 10/24/2008	900	898

VTB Capital S.A.
5.494% due 08/01/2008	200	198

Wachovia Corp.
5.372% due 10/15/2011	900	881

Wells Fargo & Co.
5.186% due 03/10/2008	200	200

Westpac Banking Corp.
5.212% due 06/06/2008	100	100

World Savings Bank FSB
4.938% due 05/08/2009	850	851

		23,136

INDUSTRIALS 6.3%
Albertson’s LLC
6.950% due 08/01/2009	300	305

America Movil SAB de C.V.
4.958% due 06/27/2008	200	200

Anadarko Petroleum Corp.
5.391% due 09/15/2009	200	197

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	100	108

Daimler Finance North America LLC
5.461% due 03/13/2009	100	99

General Electric Co.
5.186% due 12/09/2008	200	200

General Mills, Inc.
5.310% due 01/22/2010	100	99

Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	208

Hospira, Inc.
5.310% due 03/30/2010	200	199

JC Penney Corp., Inc.
7.375% due 08/15/2008	100	101

Pemex Project Funding Master Trust
5.724% due 12/03/2012	700	691

Reynolds American, Inc.
5.691% due 06/15/2011	100	98

Time Warner, Inc.
5.109% due 11/13/2009	900	878

Transcontinental Gas Pipe Line Corp.
6.522% due 04/15/2008	1,100	1,103

Transocean, Inc.
5.341% due 09/05/2008	200	199

Weyerhaeuser Co.
5.884% due 09/24/2009	200	201

Xerox Corp.
9.750% due 01/15/2009	300	314

		5,200

UTILITIES 1.4%
AT&T, Inc.
4.978% due 02/05/2010	100	99
5.080% due 11/14/2008	100	100

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	200	200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Qwest Corp.
8.241% due 06/15/2013	$700	$718

Telecom Italia Capital S.A.
5.391% due 02/01/2011	100	98

		1,215

Total Corporate Bonds & Notes (Cost $30,060)		29,551

U.S. GOVERNMENT AGENCIES 9.9%
Fannie Mae
5.000% due 12/01/2017 - 09/01/2018	790	792
6.000% due 04/01/2016 - 11/01/2033	180	184
6.500% due 09/01/2037	120	124
8.000% due 05/01/2030 - 09/01/2031	32	34

Federal Home Loan Bank
0.000% due 02/27/2012	500	492

Freddie Mac
5.178% due 07/15/2019 - 10/15/2020	2,995	2,983
5.258% due 02/15/2019	1,023	1,018
5.500% due 08/15/2030	4	4
6.000% due 07/01/2016 - 09/01/2037	1,801	1,832
6.500% due 10/25/2043	425	447

Ginnie Mae
6.125% due 11/20/2029	97	98
6.375% due 02/20/2027	123	125
8.000% due 04/15/2027 - 12/15/2029	55	59
8.500% due 04/20/2030	2	3

Total U.S. Government Agencies (Cost $8,202)		8,195

U.S. TREASURY OBLIGATIONS 14.1%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	11,644	11,659

Total U.S. Treasury Obligations (Cost $11,653)		11,659

MORTGAGE-BACKED SECURITIES 6.8%
Arran Residential Mortgages Funding PLC
5.252% due 04/12/2036	47	47

Banc of America Funding Corp.
4.111% due 05/25/2035	427	422

Banc of America Mortgage Securities, Inc.
6.500% due 10/25/2031	152	154

Bear Stearns Adjustable Rate Mortgage Trust
5.789% due 02/25/2033	90	91

Bear Stearns Mortgage Funding Trust
4.935% due 02/25/2037	264	263

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	48	46

Countrywide Alternative Loan Trust
5.045% due 05/25/2047	173	163
5.788% due 02/25/2036	301	289
6.000% due 10/25/2033	266	260

CS First Boston Mortgage Securities Corp.
5.639% due 05/25/2032	95	95

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.935% due 01/25/2047	202	198

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	145	142

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments StocksPLUS® Growth and Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Harborview Mortgage Loan Trust
5.055% due 01/19/2038	$207	$205
5.155% due 01/19/2038	329	309

Impac CMB Trust
5.543% due 10/25/2033	17	17

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	115	112

Merrill Lynch Floating Trust
5.098% due 06/15/2022	758	735

Morgan Stanley Capital I
5.088% due 10/15/2020	55	54

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	172	172

Structured Adjustable Rate Mortgage Loan Trust
4.940% due 03/25/2034	103	102

Structured Asset Mortgage Investments, Inc.
4.995% due 03/25/2037	266	253
5.145% due 02/25/2036	140	133
5.215% due 07/19/2035	123	118

Thornburg Mortgage Securities Trust
4.919% due 06/25/2037	189	187
4.975% due 11/25/2046	156	153

Wachovia Bank Commercial Mortgage Trust
5.118% due 09/15/2021	140	138

Washington Mutual, Inc.
5.883% due 12/25/2046	792	782

Total Mortgage-Backed Securities (Cost $5,785)		5,640

ASSET-BACKED SECURITIES 7.5%
Argent Securities, Inc.
4.925% due 05/25/2036	74	74

Bear Stearns Asset-Backed Securities Trust
4.925% due 01/25/2037	294	285

Citigroup Mortgage Loan Trust, Inc.
4.925% due 01/25/2037	287	282
4.975% due 08/25/2036	600	565

Countrywide Asset-Backed Certificates
4.915% due 07/25/2037	722	699

Credit-Based Asset Servicing & Securitization LLC
4.955% due 12/25/2037	509	497

First Franklin Mortgage Loan Asset-Backed Certificates
4.905% due 01/25/2038	300	291
4.915% due 11/25/2036	213	204

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Credit Auto Owner Trust
4.360% due 06/15/2010	$400	$399

HSBC Asset Loan Obligation
4.925% due 12/25/2036	670	643

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	73	70

Long Beach Mortgage Loan Trust
4.905% due 11/25/2036	435	428
5.145% due 10/25/2034	5	5

Morgan Stanley ABS Capital I
4.905% due 10/25/2036	57	56

Option One Mortgage Loan Trust
4.915% due 01/25/2037	127	125

Residential Asset Securities Corp.
4.935% due 11/25/2036	168	165

Sears Credit Account Master Trust
5.248% due 04/16/2013	800	797

Securitized Asset-Backed Receivables LLC Trust
4.925% due 12/25/2036	238	223

Soundview Home Equity Loan Trust
4.945% due 01/25/2037	218	214

Structured Asset Securities Corp.
4.915% due 10/25/2036	182	179

Total Asset-Backed Securities (Cost $6,370)		6,201

SOVEREIGN ISSUES 0.6%
Korea Development Bank
5.295% due 11/22/2012	500	498

Total Sovereign Issues (Cost $500)		498

	SHARES
PREFERRED STOCKS 2.2%
DG Funding Trust
6.979% due 12/31/2049	173	1,830

Total Preferred Stocks (Cost $1,823)		1,830

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

CERTIFICATES OF DEPOSIT 1.6%
Calyon Financial, Inc.
5.204% due 01/16/2009	$300	299
5.266% due 06/29/2010	30	30

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank NY
4.745% due 04/28/2008	$200	$200

Nordea Bank Finland PLC
4.991% due 05/28/2008	100	100

Skandinaviska Enskilda Banken AB
4.611% due 02/04/2008	600	600
4.869% due 02/13/2009	100	100

		1,329

COMMERCIAL PAPER 6.3%
Cox Communications, Inc.
6.002% due 01/15/2008	800	800

Rabobank Financial Co.
3.980% due 01/02/2008	2,200	2,200

UBS Finance Delaware LLC
4.000% due 01/02/2008	2,200	2,200

		5,200

REPURCHASE AGREEMENTS 3.6%
Lehman Brothers, Inc.
1.000% due 01/02/2008	300	300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $313. Repurchase proceeds are $300.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	2,693	2,693
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $2,751. Repurchase proceeds are $2,694.)

		2,993

U.S. TREASURY BILLS 0.4%
3.061% due 02/28/2008 - 03/13/2008 (b)(e)	330	327

Total Short-Term Instruments (Cost $9,851)		9,849

PURCHASED OPTIONS (g) 0.6%
(Cost $111)		457

Total Investments 89.4% (Cost $74,454)		$73,972

Written Options (h) (0.4%) (Premiums $111)		(362)

Other Assets and Liabilities (Net) 11.0%		9,087

Net Assets (d) 100.0%		$82,697

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

 *  A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) As of December 31, 2007, portfolio securities with an aggregate value of $389 and derivative instruments with an aggregate depreciation of ($4) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $327 and cash of $10,375 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	125	$363
90-Day Eurodollar June Futures	Long	06/2008	87	220
90-Day Eurodollar June Futures	Long	06/2009	43	99

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2009	50	$120
90-Day Eurodollar September Futures	Long	09/2008	79	245
90-Day Eurodollar September Futures	Long	09/2009	43	94
E-mini S&P 500 Index March Futures	Short	03/2008	20	21
S&P 500 Index March Futures	Long	03/2008	206	(498)
U.S. Treasury 2-Year Note March Futures	Short	03/2008	11	(9)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	33	20
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	7	23
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	4	13
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	11	33

				$744

(f) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.930%	12/20/2012	$100	$2
Bank of America	Daimler Finance N.A. LLC 6.500% due 11/15/2013	Sell	0.210%	03/20/2008	200	0
Bank of America	GMAC LLC 6.875% due 08/28/2012	Sell	1.000%	09/20/2008	1,000	(47)
Bank of America	MBIA, Inc.	Sell	2.800%	12/20/2012	100	(1)
Bank of America	MBIA, Inc. 6.625% due 10/01/2028	Sell	4.000%	12/20/2012	100	(8)
Bank of America	SLM Corp. 5.125% due 08/27/2012	Sell	3.000%	12/20/2008	100	0
Bank of America	SLM Corp. 5.125% due 08/27/2012	Sell	2.860%	12/20/2012	100	(2)
Barclays Bank PLC	General Motors Corp. 7.125% due 07/15/2013	Sell	4.850%	12/20/2012	500	(37)
Barclays Bank PLC	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.390%	01/20/2012	1,000	(6)
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	0.740%	01/20/2012	200	(6)
Barclays Bank PLC	SLM Corp. 5.125% due 08/27/2012	Sell	3.000%	12/20/2008	100	0
Bear Stearns & Co., Inc.	Daimler Finance N.A. LLC 6.500% due 11/15/2013	Sell	0.200%	03/20/2008	100	0
Bear Stearns & Co., Inc.	Daimler Finance N.A. LLC 6.500% due 11/15/2013	Sell	0.225%	03/20/2008	400	0
Credit Suisse USA, Inc.	Freddie Mac 5.875% due 03/21/2011	Sell	0.850%	12/20/2012	100	1
Deutsche Bank AG	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.980%	01/20/2012	700	6
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.100%	06/20/2008	1,000	(3)
Deutsche Bank AG	MBIA, Inc.	Sell	3.400%	12/20/2012	100	0
Deutsche Bank AG	Merrill Lynch & Co., Inc. 6.000% due 02/17/2009	Sell	0.120%	06/20/2008	100	(1)
Deutsche Bank AG	Multiple Reference Entities of Gazprom	Sell	1.000%	10/20/2011	300	(6)
Goldman Sachs & Co.	American International Group, Inc. 5.600% due 10/18/2016	Sell	0.065%	06/20/2008	600	(2)
Goldman Sachs & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	5.150%	12/20/2012	300	(19)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.430%	12/20/2008	500	1
Lehman Brothers, Inc.	California State General Obligation Bonds 5.250% due 02/01/2018	Sell	0.470%	12/20/2017	100	0
Lehman Brothers, Inc.	Fannie Mae 5.250% due 08/01/2012	Sell	0.670%	12/20/2012	100	0
Lehman Brothers, Inc.	Fannie Mae 5.500% due 06/09/2033	Sell	0.440%	12/20/2012	100	0
Lehman Brothers, Inc.	Fannie Mae 5.500% due 06/09/2033	Sell	0.445%	12/20/2012	100	1
Lehman Brothers, Inc.	General Motors Corp. 7.125% due 07/15/2013	Sell	5.150%	12/20/2012	300	(19)
Lehman Brothers, Inc.	Michigan State General Obligation Bonds, Series 2003 5.250% due 05/01/2020	Sell	0.400%	12/20/2017	100	0
Lehman Brothers, Inc.	New York, New York General Obligation Bonds, Series 2007 5.000% due 01/01/2026	Sell	0.420%	12/20/2017	100	0
Lehman Brothers, Inc.	Ohio State General Obligation Bonds, Series 2007 5.000% due 09/01/2020	Sell	0.300%	12/20/2017	100	0
Lehman Brothers, Inc.	Pemex Project Funding Master Trust 9.500% due 09/15/2027	Sell	0.290%	12/20/2008	100	0
Lehman Brothers, Inc.	Pemex Project Funding Master Trust 9.500% due 09/15/2027	Sell	0.320%	03/20/2009	200	0
Lehman Brothers, Inc.	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.310%	12/20/2008	100	0
Merrill Lynch & Co., Inc.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.880%	12/20/2012	300	(22)
Merrill Lynch & Co., Inc.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.650%	12/20/2012	200	(2)
Royal Bank of Scotland Group PLC	American International Group, Inc. 4.250% due 05/15/2013	Sell	0.780%	12/20/2012	100	1
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.700%	12/20/2012	100	0
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.785%	12/20/2012	100	0
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.840%	12/20/2012	300	2
Royal Bank of Scotland Group PLC	Fannie Mae 5.250% due 08/01/2012	Sell	0.950%	12/20/2012	100	1
Royal Bank of Scotland Group PLC	Fannie Mae 5.500% due 06/09/2033	Sell	0.510%	12/20/2012	100	1
Royal Bank of Scotland Group PLC	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.300%	09/20/2008	100	(1)
Wachovia Bank N.A.	MBIA, Inc. 6.625% due 10/01/2028	Sell	5.050%	12/20/2012	100	(4)

						$(170)

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments StocksPLUS® Growth and Income Portfolio (Cont.)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	$500	$(6)
Deutsche Bank AG	Dow Jones CDX N.A. EM8 Index	Sell	1.750%	12/20/2012	500	(5)

						$(11)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	400	$(3)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		100	(1)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		300	(2)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		200	1
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		200	1
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,000	6
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.995%	03/15/2012		2,600	(39)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		100	(2)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		100	(2)
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	1,800	12
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		200	7
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		400	(24)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		300	2
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$900	6
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,300	5
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		400	1
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		1,600	6
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		200	(5)

							$(31)

Total Return Swaps

Counterparty	Type	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation
Merrill Lynch & Co., Inc.	Long	S&P 500 Index	1-Month USD-LIBOR less 0.030%	05/15/2008	5,620	$118

(g) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$139.000	02/22/2008	3	$0	$0
Put - CME S&P 500 Index March Futures	700.000	03/20/2008	176	5	0

				$5	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	$5,000	$15	$38
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	6,900	38	140
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	8,900	44	208
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	3,000	9	71

							$106	$457

(h) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.000	02/22/2008	3	$3	$6
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	3	2	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	3	1	0

				$6	$11

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	$1,000	$12	$33
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	3,000	37	104
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	4,000	48	167
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	1,000	8	47

							$105	$351

(i) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Fannie Mae	6.500%	01/01/2038	$100	$103	$103
U.S. Treasury Bonds	3.125%	11/30/2009	500	499	504

				$602	$607

(2) Market value includes $3 of interest payable on short sales.

(j) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	62	05/2008	$0	$0	$0
Buy	AUD	298	01/2008	1	0	1
Sell		56	01/2008	0	0	0
Buy	BRL	1,502	03/2008	135	0	135
Buy		4,629	07/2008	232	0	232
Buy	CNY	1,818	01/2008	3	0	3
Sell		1,818	01/2008	0	(5)	(5)
Sell	GBP	585	01/2008	13	0	13
Buy	IDR	617,400	05/2008	0	(5)	(5)
Buy	INR	6,631	05/2008	10	0	10
Buy	JPY	7,612	02/2008	0	0	0
Buy	KRW	385,589	01/2008	0	(11)	(11)
Buy		157,686	05/2008	0	(2)	(2)
Buy		245,553	08/2008	0	(1)	(1)
Buy	KWD	5	05/2008	0	0	0
Buy	MXN	3,425	03/2008	3	0	3
Sell		1,007	03/2008	0	(1)	(1)
Buy		464	07/2008	1	0	1
Buy	MYR	835	05/2008	4	0	4
Buy	NZD	46	01/2008	1	0	1
Buy		46	02/2008	0	0	0
Buy	PHP	9,129	05/2008	21	0	21
Buy	PLN	19	03/2008	0	0	0
Sell		19	03/2008	0	0	0
Buy		768	07/2008	31	0	31
Sell		768	07/2008	0	(3)	(3)
Buy	RUB	10,146	01/2008	19	0	19
Sell		10,146	01/2008	0	0	0
Buy		9,449	07/2008	8	0	8
Sell		1,089	07/2008	0	0	0
Buy		4,353	11/2008	0	0	0
Buy	SAR	62	05/2008	0	0	0
Buy	SGD	721	02/2008	18	0	18
Buy		608	05/2008	19	0	19
Buy	ZAR	85	07/2008	0	(1)	(1)

				$519	$(29)	$490

See Accompanying Notes	Annual Report	December 31, 2007	13

Notes to Financial Statements

1.  ORGANIZATION

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

14	PIMCO Variable Insurance Trust

December 31, 2007

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	KWD	Kuwaiti Dinar
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	NZD	New Zealand Dollar
EUR	Euro	PHP	Philippines Peso
GBP	British Pound Sterling	PLN	Polish Zloty
IDR	Indonesian Rupiah	RUB	Russian Ruble
INR	Indian Rupee	SAR	Saudi Riyal
JPY	Japanese Yen	SGD	Singapore Dollar
KRW	South Korean Won	ZAR	South African Rand

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be

16	PIMCO Variable Insurance Trust

December 31, 2007

representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(q) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser

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Notes to Financial Statements (Cont.)

receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.10%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$21,556	$20,318	$30,128	$17,069

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2006	60	$8,000	GBP	200	$90
Sales	282	11,000		0	400
Closing Buys	(20)	(9,000)		0	(142)
Expirations	(313)	(1,000)		(200)	(237)
Exercised	0	0		0	0
Balance at 12/31/2007	9	$9,000	GBP	0	$111

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December 31, 2007

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	131	$1,518	198	$2,084
Administrative Class	435	4,956	363	3,872
Issued as reinvestment of distributions
Institutional Class	31	351	27	289
Administrative Class	550	6,255	438	4,644
Cost of shares redeemed
Institutional Class	(277)	(3,197)	(258)	(2,654)
Administrative Class	(1,570)	(17,948)	(15,605)	(166,615)
Net (decrease) resulting from Portfolio share transactions	(700)	$(8,065)	(14,837)	$(158,380)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	5	90

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 3,862	$ 0	$ (835)	$ (5)	$ (47,590)	$ (3,929)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

(4) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 74,469	$ 456	$ (953)	$ (497)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 6,606	$ 0	$ 0
12/31/2006	4,934	0	0

(6) Includes short-term capital gains, if any, distributed

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the StockPLUS® Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the StockPLUS® Growth and Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	21

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

StocksPLUS® Growth and Income Portfolio	12.62%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	1.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

22	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	23

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

26	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

StocksPLUS® Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the StocksPLUS® Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO StocksPLUS® Total Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Government Agencies	47.7%
Corporate Bonds & Notes	20.4%
Short-Term Instruments	15.2%
Mortgage-Backed Securities	9.4%
Asset-Backed Securities	5.6%
Other	1.7%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (09/30/05)
PIMCO StocksPLUS® Total Return Portfolio Administrative Class	9.57%	11.39%
S&P 500 Index±	5.49%	10.31%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.79% for Administrative Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,044.40	$1,017.64
Expenses Paid During Period†	$7.73	$7.63

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.39%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2007, the “Expenses paid During Period” amounts would have been $7.52 for Administrative Class Shares based upon the Portfolio’s actual performance and $7.43 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»

The S&P 500 Index returned 5.49% over the period and posted positive performance despite poor performance in the financials and consumer discretionary sectors, which benefited absolute Portfolio performance through derivative exposure to the Index.

»	U.S. duration exposure benefited portfolio performance as U.S. Treasury and swap rates fell across the yield curve.

»	Positions in U.K. money market securities, which were added to the Portfolio in the second half of the year, provided positive returns as the relevant yields declined.

»

Favoring bonds that provide a yield premium relative to U.S. Treasuries (including corporates, emerging markets, mortgages, and asset-backed bonds) detracted from performance as bonds in these sectors underperformed U.S. Treasuries.

»	A currency strategy focused on a basket of emerging market currencies benefited performance as emerging market currencies appreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2007		12/31/2006		09/30/2005-12/31/2005

Administrative Class
Net asset value beginning of year or period	$11.38		$10.19		$10.00
Net investment income (a)	0.52		0.42		0.09
Net realized/unrealized gain on investments	0.57		1.02		0.10
Total income from investment operations	1.09		1.44		0.19
Dividends from net investment income	(0.45)		(0.16)		0.00
Distributions from net realized capital gains	(0.90)		(0.09)		0.00
Total distributions	(1.35)		(0.25)		0.00
Net asset value end of year or period	$11.12		$11.38		$10.19
Total return	9.57%		14.19%		1.90%
Net assets end of year or period (000s)	$4,483		$3,749		$3,056
Ratio of expenses to average net assets	1.18	%(d)	0.88	%(c)	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.83	%(d)	0.88	%(c)	0.89	%*(b)
Ratio of net investment income to average net assets	4.46%		3.95%		3.77	%*
Portfolio turnover rate	223%		415%		43%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.10%.

(c) Effective October 1, 2006, the advisory fee was reduced to 0.44%.

(d) Effective October 1, 2007, the advisory fee was reduced to 0.39%.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  StocksPLUS® Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$4,538
Repurchase agreements, at value	570
Cash	1
Deposits with brokers for open futures contracts	240
Foreign currency, at value	9
Interest and dividends receivable	22
Variation margin receivable	9
Swap premiums paid	1
Unrealized appreciation on foreign currency contracts	25
Unrealized appreciation on swap agreements	4
5,419

Liabilities:
Payable for the reverse repurchase agreements	$807
Payable for investments purchased	97
Accrued investment advisory fee	2
Accrued administrative fee	1
Accrued servicing fee	1
Variation margin payable	25
Unrealized depreciation on foreign currency contracts	1
Unrealized depreciation on swap agreements	2
936

Net Assets	$4,483

Net Assets Consist of:
Paid in capital	$4,171
Undistributed net investment income	146
Accumulated undistributed net realized gain	32
Net unrealized appreciation	134
$4,483

Net Assets:
Administrative Class	$4,483

Shares Issued and Outstanding:
Administrative Class	403

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.12

Cost of Investments Owned	$4,527
Cost of Repurchase Agreements Owned	$570
Cost of Foreign Currency Held	$9

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$238
Total Income	238

Expenses:
Investment advisory fees	18
Administrative fees	11
Servicing fees – Administrative Class	6
Interest expense	15
Total Expenses	50

Net Investment Income	188

Net Realized and Unrealized Gain:
Net realized gain on investments	3
Net realized gain on futures contracts, written options and swaps	76
Net realized gain on foreign currency transactions	12
Net change in unrealized appreciation on investments	21
Net change in unrealized appreciation on futures contracts, written options and swaps	52
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	23
Net Gain	187

Net Increase in Net Assets Resulting from Operations	$375

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  StocksPLUS® Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$188	$132
Net realized gain	91	325
Net change in unrealized appreciation	96	1
Net increase resulting from operations	375	458

Distributions to Shareholders:
From net investment income
Administrative Class	(164)	(53)
From net realized capital gains
Administrative Class	(332)	(28)

Total Distributions	(496)	(81)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	610	415
Issued as reinvestment of distributions
Administrative Class	496	80
Cost of shares redeemed
Administrative Class	(251)	(179)
Net increase resulting from Portfolio share transactions	855	316

Total Increase in Net Assets	734	693

Net Assets:
Beginning of year	3,749	3,056
End of year*	$4,483	$3,749

*Including undistributed net investment income of:	$146	$110

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments StocksPLUS® Total Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 23.3%

BANKING & FINANCE 17.0%
American Express Centurion Bank
5.250% due 05/07/2008	$30	$30

American International Group, Inc.
5.850% due 01/16/2018	30	30

Bank of America Corp.
6.000% due 09/01/2017	10	10

Bank of America N.A.
5.132% due 06/12/2009	40	40

Bank of Ireland
5.016% due 12/18/2009	20	20

Barclays Bank PLC
6.050% due 12/04/2017	10	10

BNP Paribas
5.186% due 06/29/2049	30	27

Citigroup Global Markets Holdings, Inc.
5.191% due 03/07/2008	100	100

Ford Motor Credit Co. LLC
6.625% due 06/16/2008	100	98
7.250% due 10/25/2011	40	35

General Electric Capital Corp.
5.280% due 10/21/2010	20	20
5.303% due 10/06/2010	20	20

Goldman Sachs Group, Inc.
4.958% due 11/16/2009	10	10
4.974% due 06/23/2009	30	29
5.625% due 01/15/2017	20	20

HSBC Finance Corp.
5.137% due 05/10/2010	40	39

JPMorgan Chase & Co.
4.915% due 06/26/2009	40	40

Lehman Brothers Holdings, Inc.
5.270% due 10/22/2008	30	30
6.200% due 09/26/2014	10	10

Merrill Lynch & Co., Inc.
5.105% due 08/22/2008	30	30

RBS Capital Trust III
5.512% due 09/29/2049	60	55

Wachovia Corp.
5.034% due 10/28/2008	30	30

Wells Fargo & Co.
4.944% due 03/23/2010	30	30

		763

INDUSTRIALS 4.3%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	20	23

Amgen, Inc.
5.133% due 11/28/2008	40	40

Anadarko Petroleum Corp.
5.391% due 09/15/2009	30	29

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	10	11

EchoStar DBS Corp.
5.750% due 10/01/2008	20	20

Home Depot, Inc.
5.116% due 12/16/2009	20	19

Time Warner, Inc.
5.875% due 11/15/2016	10	10

Transocean, Inc.
5.341% due 09/05/2008	10	10

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
WEA Finance LLC
5.700% due 10/01/2016	$30	$29

		191

UTILITIES 2.0%
BellSouth Corp.
4.969% due 08/15/2008	30	30

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	10	10

NiSource Finance Corp.
5.585% due 11/23/2009	50	50

		90

Total Corporate Bonds & Notes (Cost $1,060)		1,044

MUNICIPAL BONDS & NOTES 1.1%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2037	50	50

Total Municipal Bonds & Notes (Cost $50)		50

U.S. GOVERNMENT AGENCIES 54.3%
Fannie Mae
4.459% due 09/01/2035	16	16
4.463% due 06/01/2035	17	17
4.633% due 10/01/2035	9	8
4.640% due 09/01/2035	13	13
4.658% due 12/01/2033	8	8
4.711% due 12/01/2033	3	3
4.831% due 06/01/2035	16	16
4.989% due 06/01/2035	14	14
5.000% due 01/01/2038	100	98
5.500% due 08/01/2035 - 03/01/2037	380	380
5.500% due 10/01/2035 - 05/01/2037 (c)	1,329	1,328
6.000% due 12/01/2026	44	45

Freddie Mac
4.364% due 09/01/2035	4	4
4.591% due 09/01/2035	14	14
4.706% due 08/01/2035	15	15
4.903% due 11/01/2034	13	13
5.000% due 12/15/2020	2	2
5.178% due 08/15/2019 - 10/15/2020	145	145
5.258% due 02/15/2019	93	93
5.500% due 09/01/2037	200	200
6.063% due 02/25/2045	4	4

Total U.S. Government Agencies (Cost $2,404)		2,436

U.S. TREASURY OBLIGATIONS 0.9%
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011	36	39

Total U.S. Treasury Obligations (Cost $38)		39

MORTGAGE-BACKED SECURITIES 10.7%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	11	10

Bear Stearns Adjustable Rate Mortgage Trust
5.705% due 07/25/2034	6	6

Countrywide Alternative Loan Trust
5.045% due 05/25/2047	26	24

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	21	21
4.801% due 11/25/2034	16	16

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Harborview Mortgage Loan Trust
3.941% due 06/19/2034	$100	$100
5.148% due 07/19/2035	25	25

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	18	17

Indymac Index Mortgage Loan Trust
5.189% due 01/25/2036	6	6

JPMorgan Mortgage Trust
5.023% due 02/25/2035	27	27

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	66	66

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	30	29

TBW Mortgage-Backed Pass-Through Certificates
4.975% due 01/25/2037	22	22

Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	23	23

Washington Mutual, Inc.
5.788% due 02/25/2046	20	19

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	8	8
4.992% due 10/25/2035	62	62

Total Mortgage-Backed Securities (Cost $481)		481

ASSET-BACKED SECURITIES 6.3%
ACE Securities Corp.
4.915% due 12/25/2036	22	22

Bear Stearns Asset-Backed Securities Trust
4.945% due 10/25/2036	21	20

Chase Credit Card Master Trust
5.138% due 02/15/2011	10	10

Citigroup Mortgage Loan Trust, Inc.
4.925% due 05/25/2037	27	26

Countrywide Asset-Backed Certificates
4.935% due 06/25/2037	29	28
4.975% due 10/25/2046	19	19

First NLC Trust
4.935% due 08/25/2037	18	18

First USA Credit Card Master Trust
5.156% due 04/18/2011	40	40

Lehman XS Trust
4.935% due 05/25/2046	9	9

Morgan Stanley ABS Capital I
4.915% due 10/25/2036	18	17

Nationstar Home Equity Loan Trust
4.985% due 04/25/2037	33	32

Residential Asset Securities Corp.
4.935% due 11/25/2036	17	16

Specialty Underwriting & Residential Finance
4.910% due 11/25/2037	17	17

USAA Auto Owner Trust
5.337% due 07/11/2008	10	10

Total Asset-Backed Securities (Cost $290)		284

SHORT-TERM INSTRUMENTS 17.3%

CERTIFICATES OF DEPOSIT 2.0%
Barclays Bank PLC
4.619% due 03/17/2008	40	40

Fortis Bank NY
4.767% due 06/30/2008	10	10

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  StocksPLUS® Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nordea Bank Finland PLC
4.991% due 05/28/2008	$30	$30

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	10	10

		90

COMMERCIAL PAPER 0.2%
Societe Generale NY
5.270% due 03/26/2008	10	10

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 12.7%
Lehman Brothers, Inc.
1.000% due 01/02/2008	$300	$300
(Dated 12/31/2007. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $313. Repurchase proceeds are $300.)

State Street Bank and Trust Co.
3.900% due 01/02/2008	270	270
(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 04/18/2008 valued at $277. Repurchase proceeds are $270.)

		570

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 2.4%
2.988% due 02/28/2008 - 03/13/2008 (a)(d)	$105	$104

Total Short-Term Instruments (Cost $774)		774

PURCHASED OPTIONS (f) 0.0%
(Cost $0)		0

Total Investments 113.9% (Cost $5,097)		$5,108

Other Assets and Liabilities (Net) (13.9%)		(625)

Net Assets 100.0%		$4,483

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) The average amount of borrowing outstanding during the period ended December 31, 2007 was $960 at a weighted average interest rate of 5.040%. On December 31, 2007, securities valued at $845 were pledged as collateral for reverse repurchase agreements.

(d) Securities with an aggregate market value of $104 and cash of $240 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	9	$24
90-Day Eurodollar December Futures	Long	12/2009	1	4
90-Day Eurodollar June Futures	Long	06/2008	11	29
90-Day Eurodollar June Futures	Long	06/2009	3	10
90-Day Eurodollar March Futures	Long	03/2009	5	12
90-Day Eurodollar March Futures	Long	03/2010	1	4
90-Day Eurodollar September Futures	Long	09/2008	2	8
90-Day Eurodollar September Futures	Long	09/2009	3	9
E-mini S&P 500 Index March Futures	Long	03/2008	15	(3)
S&P 500 Index March Futures	Long	03/2008	9	(8)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	1	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1	2
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	2	6

				$96

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.370%	03/20/2009	$40	$0
Credit Suisse USA, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%	02/20/2009	40	0
Deutsche Bank AG	Chrysler Financial 9.360% due 08/03/2012	Sell	5.150%	09/20/2012	100	2
HSBC Bank USA	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.240%	02/20/2008	40	0
Morgan Stanley	GMAC LLC 6.875% due 08/28/2012	Sell	1.050%	09/20/2008	10	(1)
Morgan Stanley	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.610%	02/20/2009	40	0

						$1

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009	AUD	100	$0
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012	EUR	40	(1)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009	GBP	100	2
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012	MXN	100	0
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$100	0

							$1

(f) Purchased options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$103.000	02/22/2008	3	$0	$0
Put - CME S&P 500 Index March Futures	700.000	03/20/2008	9	0	0

				$0	$0

(g) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	4	05/2008	$0	$0	$0
Buy	AUD	17	01/2008	0	0	0
Sell		3	01/2008	0	0	0
Buy	BRL	85	03/2008	7	0	7
Buy		164	07/2008	8	0	8
Sell	GBP	31	01/2008	1	0	1
Buy	INR	1,380	05/2008	2	0	2
Buy		396	08/2008	0	0	0
Buy	KRW	7,194	01/2008	0	0	0
Buy		4,142	05/2008	0	0	0
Buy		13,492	08/2008	0	0	0
Buy	KWD	0	05/2008	0	0	0
Buy	MXN	169	03/2008	0	0	0
Sell		169	03/2008	0	0	0
Buy		148	07/2008	0	0	0
Buy	MYR	24	05/2008	0	0	0
Buy	NZD	2	01/2008	0	0	0
Buy		2	02/2008	0	0	0
Buy	PHP	459	05/2008	1	0	1
Buy	PLN	15	03/2008	1	0	1
Sell		15	03/2008	0	0	0
Buy		64	07/2008	3	0	3
Sell		64	07/2008	0	(1)	(1)
Buy	RUB	783	01/2008	1	0	1
Sell		783	01/2008	0	0	0
Buy		325	07/2008	0	0	0
Sell		325	07/2008	0	0	0
Buy		335	11/2008	0	0	0
Buy	SAR	4	05/2008	0	0	0
Buy	SEK	20	03/2008	0	0	0
Buy	SGD	16	02/2008	0	0	0
Buy		29	05/2008	1	0	1
Buy	ZAR	4	07/2008	0	0	0

				$25	$(1)	$24

See Accompanying Notes	Annual Report	December 31, 2007	11

Notes to Financial Statements

1.  ORGANIZATION

The StocksPLUS® Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of

12	PIMCO Variable Insurance Trust

December 31, 2007

accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:

AED	UAE Dirham	MYR	Malaysian Ringgit
AUD	Australian Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	PHP	Philippines Peso
EUR	Euro	PLN	Polish Zloty
GBP	British Pound Sterling	RUB	Russian Ruble
INR	Indian Rupee	SAR	Saudi Riyal
KRW	South Korean Won	SEK	Swedish Krona
KWD	Kuwaiti Dinar	SGD	Singapore Dollar
MXN	Mexican Peso	ZAR	South African Rand

(f) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(l) Swap Agreements  The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or

14	PIMCO Variable Insurance Trust

December 31, 2007

loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(n) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2007, the Portfolio’s advisory fee was reduced by 0.05% to 0.39%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), administrative fees and other expenses borne by the Portfolio not covered by the administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2007, the recoverable amount to the Administrator was $8,474.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,823	$8,118	$1,438	$563

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Premium
Balance at 12/31/2006	0	$0
Sales	2	1
Closing Buys	(2)	(1)
Expirations	0	0
Exercised	0	0
Balance at 12/31/2007	0	$0

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	51	$610	39	$415
Issued as reinvestment of distributions
Administrative Class	44	496	7	80
Cost of shares redeemed
Administrative Class	(21)	(251)	(17)	(179)
Net increase resulting from Portfolio share transactions	74	$855	29	$316

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	100	*

* Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

16	PIMCO Variable Insurance Trust

December 31, 2007

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 281	$ 171	$ 25	$ (1)	$ 0	$ (164)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,097	$ 39	$ (28)	$ 11

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 307	$ 189	$ 0
12/31/2006	66	15	0

(4) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS® Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the StocksPLUS® Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	19

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

22	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

P I M C O

PIMCO Variable Insurance Trust

Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Government Agencies	59.0%
Corporate Bonds & Notes	19.5%
Short-Term Instruments	6.1%
Mortgage-Backed Securities	6.1%
Asset-Backed Securities	4.0%
Other	5.3%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	10 Years	Portfolio Inception (12/31/97)
PIMCO Total Return Portfolio Administrative Class	8.74%	4.97%	6.01%	6.01%
Lehman Brothers Aggregate Bond Index±	6.97%	4.42%	5.97%	5.97%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.67% for Administrative Class shares.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,083.38	$1,020.21
Expenses Paid During Period†	$5.20	$5.04

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio’s above-benchmark duration, or sensitivity to changes in market interest rates, added to returns as government yields fell during the year.

»	An emphasis on the front-end of the U.S. yield curve contributed to returns as the curve steepened as measured by the difference between two- and 30-year yields.

»	An overweight to mortgage-backed securities detracted from returns as they underperformed like-duration U.S. Treasuries.

»	An underweight to corporate securities added to returns as they underperformed like-duration U.S. Treasuries.

»	An allocation to major non-U.S. markets, particularly short-term rates in the U.K., added to returns as the yield curve steepened as measured by the difference between two- and 30-year yields.

»	Emerging market and high-yield bonds detracted from performance as the flight-to-quality in the latter part of the year led to underperformance in these sectors relative to U.S. Treasuries.

»	Moderate exposure to a broad basket of currencies benefited returns as most emerging and developed currencies appreciated relative to the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$10.12	$10.24	$10.51	$10.36	$10.23
Net investment income (a)	0.49	0.44	0.35	0.19	0.25
Net realized/unrealized gain (loss) on investments	0.37	(0.06)	(0.09)	0.31	0.26
Total income from investment operations	0.86	0.38	0.26	0.50	0.51
Dividends from net investment income	(0.49)	(0.45)	(0.36)	(0.20)	(0.30)
Distributions from net realized capital gains	0.00	(0.05)	(0.17)	(0.15)	(0.08)
Total distributions	(0.49)	(0.50)	(0.53)	(0.35)	(0.38)
Net asset value end of year	$10.49	$10.12	$10.24	$10.51	$10.36
Total return	8.74%	3.84%	2.45%	4.89%	5.04%
Net assets end of year (000s)	$3,893,715	$3,114,697	$2,704,383	$2,352,679	$1,908,336
Ratio of expenses to average net assets	0.83%	0.67%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.78%	4.36%	3.38%	1.79%	2.45%
Portfolio turnover rate	298%	303%	344%	373%	193%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$5,170,815
Repurchase agreements, at value	61,000
Cash	4,359
Deposits with brokers for open futures contracts	19,825
Foreign currency, at value	10,035
Receivable for investments sold	549,213
Receivable for investments sold on a delayed-delivery basis	21,646
Receivable for Portfolio shares sold	3,085
Interest and dividends receivable	23,214
Variation margin receivable	4,670
Swap premiums paid	7,335
Unrealized appreciation on foreign currency contracts	20,328
Unrealized appreciation on swap agreements	8,064
5,903,589

Liabilities:
Payable for the reverse repurchase agreements	$150,466
Payable for investments purchased	1,365,165
Payable for investments purchased on a delayed-delivery basis	98,491
Payable for Portfolio shares redeemed	20,660
Payable for short sales	80,049
Written options outstanding	35,975
Dividends payable	1,814
Accrued investment advisory fee	843
Accrued administrative fee	842
Accrued distribution fee	13
Accrued servicing fee	455
Variation margin payable	240
Swap premiums received	4,876
Unrealized depreciation on foreign currency contracts	1,274
Unrealized depreciation on swap agreements	8,720
1,769,883

Net Assets	$4,133,706

Net Assets Consist of:
Paid in capital	$4,033,276
Undistributed net investment income	10,939
Accumulated undistributed net realized (loss)	(18,628)
Net unrealized appreciation	108,119
$4,133,706

Net Assets:
Institutional Class	$207,312
Administrative Class	3,893,715
Advisor Class	32,679

Shares Issued and Outstanding:
Institutional Class	19,758
Administrative Class	371,088
Advisor Class	3,115

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.49
Administrative Class	10.49
Advisor Class	10.49

Cost of Investments Owned	$5,135,081
Cost of Repurchase Agreements Owned	$61,000
Cost of Foreign Currency Held	$9,990
Proceeds Received on Short Sales	$78,402
Premiums Received on Written Options	$10,977

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$205,839
Dividends	952
Miscellaneous income	138
Total Income	206,929

Expenses:
Investment advisory fees	9,200
Administrative fees	9,200
Servicing fees – Administrative Class	5,209
Servicing fees – Advisor Class	67
Trustees’ fees	65
Interest expense	6,564
Total Expenses	30,305

Net Investment Income	176,624

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	13,360
Net realized (loss) on futures contracts, written options and swaps	(16,612)
Net realized gain on foreign currency transactions	11,451
Net change in unrealized appreciation on investments	46,836
Net change in unrealized appreciation on futures contracts, written options and swaps	70,980
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	18,611
Net Gain	144,626

Net Increase in Net Assets Resulting from Operations	$321,250

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$176,624	$132,299
Net realized gain	8,199	5,631
Net change in unrealized appreciation (depreciation)	136,427	(21,541)
Net increase resulting from operations	321,250	116,389

Distributions to Shareholders:
From net investment income
Institutional Class	(8,995)	(7,166)
Administrative Class	(167,600)	(127,175)
Advisor Class	(1,260)	(267)
From net realized capital gains
Institutional Class	0	(917)
Administrative Class	0	(16,487)
Advisor Class	0	(95)

Total Distributions	(177,855)	(152,107)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	69,824	81,954
Administrative Class	1,239,373	843,490
Advisor Class	17,136	18,782
Issued as reinvestment of distributions
Institutional Class	8,995	8,017
Administrative Class	147,809	123,518
Advisor Class	1,260	362
Cost of shares redeemed
Institutional Class	(37,799)	(73,276)
Administrative Class	(742,819)	(522,647)
Advisor Class	(5,724)	(329)
Net increase resulting from Portfolio share transactions	698,055	479,871

Total Increase in Net Assets	841,450	444,153

Net Assets:
Beginning of year	3,292,256	2,848,103
End of year*	$4,133,706	$3,292,256

*Including undistributed net investment income of:	$10,939	$1,862

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 1.1%
Cablevision Systems Corp.
6.595% due 02/24/2013	$7	$6

CSC Holdings, Inc.
6.415% due 02/24/2013	2,555	2,418

Daimler Finance North America LLC
9.000% due 08/03/2012	17,955	17,310

Fresenius Medical Care Capital Trust
6.205% due 03/22/2013	963	931
6.316% due 03/22/2013	345	333
6.437% due 03/22/2013	197	190
6.624% due 03/22/2013	49	48

HCA, Inc.
6.330% due 11/16/2012	4,897	4,656

Kinder Morgan, Inc.
6.225% due 11/24/2013	9,975	9,921

SLM Corp.
6.000% due 02/16/2008	8,100	8,071

Total Bank Loan Obligations (Cost $44,251)		43,884

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 19.6%
AIG-Fp Matched Funding Corp.
4.991% due 06/16/2008	6,200	6,200

American Express Bank FSB
5.009% due 10/20/2009	6,800	6,773
5.038% due 10/16/2008	8,100	8,084
6.000% due 09/13/2017	3,900	3,929

American Express Centurion Bank
5.250% due 05/07/2008	6,200	6,195
5.252% due 06/12/2009	9,100	9,071
6.000% due 09/13/2017	3,900	3,929

American Express Credit Corp.
5.302% due 11/09/2009	6,700	6,590

American International Group, Inc.
5.050% due 10/01/2015	1,300	1,257
5.078% due 06/16/2009	5,400	5,400
6.250% due 03/15/2087	2,100	1,884

Bank of America Corp.
4.875% due 11/06/2009	4,000	3,988
5.056% due 09/18/2009	6,100	6,094
6.000% due 09/01/2017	7,000	7,165

Bank of America N.A.
4.966% due 12/18/2008	1,000	1,000
5.040% due 02/27/2009	5,200	5,191
6.000% due 10/15/2036	2,100	2,015

Bank of Scotland PLC
5.254% due 07/17/2009	10,400	10,389

Barclays Bank PLC
5.450% due 09/12/2012	40,000	41,042

Bear Stearns Cos., Inc.
4.920% due 03/30/2009	7,100	6,922
5.025% due 05/18/2010	12,200	11,536
5.072% due 08/21/2009	18,300	17,629
5.284% due 01/30/2009	7,180	7,106

BNP Paribas
5.186% due 06/29/2049	15,600	14,219

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	3,971

CIT Group Holdings, Inc.
5.134% due 01/30/2009	13,700	12,874

CIT Group, Inc.
5.025% due 08/17/2009	7,100	6,594
5.091% due 12/19/2008	2,400	2,266

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citigroup Capital XXI
8.300% due 12/21/2057	$8,000	$8,377

Citigroup Funding, Inc.
4.858% due 06/26/2009	5,300	5,221
4.896% due 04/23/2009	4,000	3,977
5.136% due 12/08/2008	2,000	1,984

Citigroup, Inc.
4.872% due 12/28/2009	5,300	5,206
4.898% due 12/26/2008	21,880	21,793
5.300% due 10/17/2012	2,200	2,231
5.500% due 08/27/2012	5,500	5,615
5.850% due 07/02/2013	1,400	1,443
6.125% due 08/25/2036	15,000	14,244

Credit Agricole S.A.
5.053% due 05/28/2009	5,900	5,905
5.103% due 05/28/2010	6,800	6,803

DBS Bank Ltd.
5.098% due 05/16/2017	1,000	952

Deutsche Bank AG
6.000% due 09/01/2017	12,400	12,882

DnB NORBank ASA
5.312% due 10/13/2009	5,700	5,705

Export-Import Bank of China
4.875% due 07/21/2015	900	882

Export-Import Bank of Korea
4.125% due 02/10/2009	140	138
5.214% due 06/01/2009	8,500	8,516

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	4,200	3,988
7.375% due 10/28/2009	5,000	4,708

General Electric Capital Corp.
4.939% due 08/15/2011	14,200	13,964
5.095% due 10/26/2009	12,500	12,475
5.250% due 01/20/2010	5,400	5,339
5.280% due 10/21/2010	14,360	14,363
5.284% due 01/05/2009	11,000	10,990
5.303% due 10/06/2010	4,600	4,564
6.375% due 11/15/2067	12,200	12,619

GMAC LLC
6.000% due 12/15/2011	1,100	923
6.034% due 09/23/2008	3,900	3,768

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	8,700	8,666
4.924% due 12/23/2008	1,600	1,596
4.969% due 11/10/2008	7,100	7,085
4.974% due 12/22/2008	4,800	4,788
4.974% due 06/23/2009	13,070	12,865
5.111% due 07/29/2008	6,000	5,993
6.250% due 09/01/2017	14,900	15,529

HBOS PLC
5.920% due 09/29/2049	1,100	961

HSBC Bank USA N.A.
5.286% due 06/10/2009	7,700	7,673

HSBC Finance Corp.
5.121% due 09/15/2008	3,600	3,599
5.240% due 10/21/2009	4,500	4,481
5.281% due 12/05/2008	5,900	5,887

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,243
6.500% due 09/15/2037	2,900	2,820

John Deere Capital Corp.
5.292% due 07/15/2008	6,400	6,397

JPMorgan Chase & Co.
4.915% due 06/26/2009	4,900	4,879
4.915% due 05/07/2010	9,700	9,634
6.000% due 01/15/2018	3,900	3,975

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	$8,000	$8,151

JPMorgan Chase Capital
6.550% due 09/29/2036	1,200	1,086

Lehman Brothers Holdings, Inc.
4.934% due 12/23/2008	800	787
4.978% due 11/16/2009	15,260	14,873
5.082% due 08/21/2009	11,900	11,568
5.129% due 11/10/2009	4,500	4,371
5.170% due 05/25/2010	5,200	5,002
5.320% due 04/03/2009	5,300	5,185
5.429% due 07/18/2011	4,800	4,555

Longpoint Re Ltd.
10.241% due 05/08/2010	2,900	2,977

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	3,500	3,454
4.948% due 05/08/2009	3,500	3,407
4.960% due 08/14/2009	6,200	6,070
5.191% due 10/23/2008	7,500	7,400
5.211% due 12/04/2009	7,300	7,080
5.284% due 07/25/2011	8,500	7,925

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,563

Metropolitan Life Global Funding I
4.945% due 05/17/2010	15,200	15,098
5.125% due 11/09/2011	8,200	8,424

Morgan Stanley
4.925% due 05/07/2009	8,700	8,596
4.972% due 11/21/2008	4,900	4,865
5.006% due 02/09/2009	14,600	14,423
5.332% due 01/15/2010	8,200	8,112

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	664

Mystic Re Ltd.
15.081% due 06/07/2011	3,000	3,161

National Australia Bank Ltd.
5.181% due 09/11/2009	5,300	5,297

Osiris Capital PLC
10.242% due 01/15/2010	3,100	3,139

Petroleum Export Ltd.
5.265% due 06/15/2011	755	750

Phoenix Quake Ltd.
7.680% due 07/03/2008	800	802

Phoenix Quake Wind I Ltd.
7.680% due 07/03/2008	800	801

Phoenix Quake Wind II Ltd.
8.730% due 07/03/2008	400	390

Residential Capital LLC
7.615% due 05/22/2009	7,900	5,648

Residential Reinsurance 2007 Ltd.
15.374% due 06/07/2010	1,500	1,564

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,117

Royal Bank of Scotland Group PLC
5.230% due 07/21/2008	11,400	11,398

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	11,953

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	6,900	6,878
5.201% due 11/20/2009	10,900	10,771

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	3,797

State Street Capital Trust IV
5.991% due 06/15/2037	1,000	779

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
TNK-BP Finance S.A.
6.125% due 03/20/2012	$1,200	$1,146

UBS AG
5.875% due 12/20/2017	4,700	4,742

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	326

USB Capital IX
6.189% due 04/15/2049	900	815

VTB Capital S.A.
5.494% due 08/01/2008	6,000	5,947

Wachovia Bank N.A.
4.848% due 06/27/2008	6,300	6,295
4.924% due 03/23/2009	7,100	7,086
5.200% due 10/03/2008	8,800	8,784

Wachovia Corp.
5.174% due 12/01/2009	4,400	4,364

Wells Fargo & Co.
5.091% due 09/15/2009	2,415	2,399

Westpac Banking Corp.
5.212% due 06/06/2008	4,000	3,998

World Savings Bank FSB
5.249% due 03/02/2009	7,900	7,925

ZFS Finance USA Trust I
5.875% due 05/09/2032	4,400	4,117

		809,784

INDUSTRIALS 3.2%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	100	113

Amgen, Inc.
5.133% due 11/28/2008	14,000	13,987

Anadarko Petroleum Corp.
5.391% due 09/15/2009	10,000	9,849

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,630
6.450% due 09/15/2037	2,400	2,639

BP AMI Leasing, Inc.
4.868% due 06/26/2009	13,600	13,614

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	6,000	6,505

CODELCO, Inc.
6.150% due 10/24/2036	700	694

Comcast Corp.
5.542% due 07/14/2009	7,700	7,675
5.875% due 02/15/2018	1,700	1,698
6.450% due 03/15/2037	1,700	1,737

Daimler Finance North America LLC
5.328% due 08/03/2009	6,300	6,259
5.461% due 03/13/2009	2,900	2,885

El Paso Corp.
6.750% due 05/15/2009	6,000	6,088
7.800% due 08/01/2031	1,000	1,020
7.875% due 06/15/2012	5,000	5,218
9.625% due 05/15/2012	800	880

Gaz Capital for Gazprom
6.212% due 11/22/2016	1,200	1,154

HJ Heinz Co.
6.428% due 12/01/2008	1,100	1,120

Peabody Energy Corp.
7.875% due 11/01/2026	2,200	2,244

Rohm & Haas Co.
6.000% due 09/15/2017	3,700	3,766

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.109% due 11/13/2009	$6,600	$6,440

Transocean, Inc.
5.341% due 09/05/2008	6,200	6,170

United Airlines, Inc.
6.071% due 03/01/2013	2,644	2,632
8.030% due 01/01/2013 (a)	465	532

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,311
6.875% due 11/21/2036	1,300	1,322

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	14,200	14,205

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,114

		131,501

UTILITIES 1.9%
AT&T, Inc.
4.978% due 02/05/2010	3,600	3,570
5.080% due 11/14/2008	4,200	4,195

BellSouth Corp.
4.240% due 04/26/2021	5,500	5,481
4.969% due 08/15/2008	10,200	10,185

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	19,261

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,093
6.000% due 12/01/2012	6,500	6,451

Korea Electric Power Corp.
5.125% due 04/23/2034	90	91

NGPL Pipe Co. LLC
6.514% due 12/15/2012	5,800	5,895

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	650

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,461

TPSA Finance BV
7.750% due 12/10/2008	120	123

Verizon Communications, Inc.
5.280% due 04/03/2009	14,500	14,370

		80,826

Total Corporate Bonds & Notes (Cost $1,030,957)		1,022,111

MUNICIPAL BONDS & NOTES 0.1%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,836

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,150	1,097

Total Municipal Bonds & Notes (Cost $4,817)		4,933

COMMODITY INDEX-LINKED NOTES 0.2%

GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN 0.2%
Morgan Stanley
4.805% due 07/07/2008	10,000	10,019

Total Commodity Index-Linked Notes (Cost $10,000)		10,019

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 74.6%
Fannie Mae
4.000% due 10/01/2018	$383	$369
4.500% due 02/01/2035 - 06/25/2043	7,163	7,075
4.669% due 05/25/2035	1,300	1,311
4.725% due 04/01/2035	2,729	2,744
4.732% due 04/01/2035	3,937	3,959
4.848% due 08/01/2035	5,871	5,871
4.925% due 12/25/2036 - 07/25/2037	13,907	13,454
5.000% due 02/25/2017 - 02/01/2038	478,308	468,758
5.215% due 03/25/2044	5,400	5,347
5.500% due 04/01/2014 - 02/01/2038	1,195,896	1,195,699
5.500% due 05/01/2034 - 02/01/2035 (g)	113,467	113,524
5.632% due 11/01/2035	281	280
5.633% due 10/01/2032	1,457	1,458
6.000% due 04/01/2016 - 01/01/2038	675,392	686,415
6.000% due 10/01/2037 - 11/01/2037 (g)	102,030	103,633
6.063% due 06/01/2043 -
07/01/2044	6,112	6,116
6.188% due 09/01/2034	2,271	2,308
6.263% due 09/01/2040	35	35
6.341% due 12/01/2036	2,285	2,317
6.500% due 06/01/2029 - 01/01/2038	42,433	43,627
7.000% due 04/25/2023 - 06/01/2032	3,076	3,217
7.026% due 01/01/2025	26	27
7.082% due 09/01/2039	92	93
7.155% due 11/01/2025	2	1

Federal Housing Administration
7.430% due 01/25/2023	51	52

Freddie Mac
4.500% due 04/01/2018 - 10/01/2018	2,149	2,114
5.000% due 04/01/2018 - 09/01/2035	14,357	14,246
5.178% due 07/15/2019 - 10/15/2020	122,052	121,582
5.258% due 02/15/2019	43,447	43,233
5.328% due 05/15/2036	4,854	4,842
5.478% due 11/15/2030	30	30
5.500% due 04/01/2033 - 02/01/2038	159,947	159,554
5.528% due 09/15/2030	27	27
6.000% due 07/01/2016 - 01/01/2038	54,522	55,364
6.063% due 02/25/2045	716	715
6.500% due 03/01/2013 - 03/01/2034	846	880
7.000% due 06/15/2023	1,710	1,771
7.334% due 07/01/2027	2	2
7.338% due 01/01/2028	2	2
7.364% due 07/01/2030	2	2
7.500% due 07/15/2030 - 03/01/2032	248	262
8.500% due 08/01/2024	14	15

Ginnie Mae
5.349% due 06/20/2030	1	1
5.449% due 09/20/2030	22	22
5.500% due 04/15/2033 - 09/15/2033	510	514
5.625% due 07/20/2030	11	11
5.628% due 02/16/2030	226	229
5.750% due 02/20/2032	630	637
6.000% due 05/15/2037 - 06/15/2037	3,949	4,044

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.125% due 10/20/2029 - 11/20/2029	$222	$225
6.375% due 04/20/2026 - 05/20/2030	101	102
6.500% due 03/15/2031 - 04/15/2032	228	236

Small Business Administration
5.130% due 09/01/2023	71	72
6.030% due 02/01/2012	4,410	4,509
6.290% due 01/01/2021	172	179
6.344% due 08/01/2011	424	435
7.449% due 08/01/2010	6	6
7.500% due 04/01/2017	896	936
8.017% due 02/10/2010	73	76

Total U.S. Government Agencies (Cost $3,073,231)		3,084,565

U.S. TREASURY OBLIGATIONS 2.3%
Treasury Inflation Protected Securities (c)
2.000% due 01/15/2014	4,208	4,348
2.000% due 01/15/2026	7,242	7,215
2.375% due 04/15/2011	421	439
2.375% due 01/15/2025	7,315	7,682
2.375% due 01/15/2027	65,959	69,772
2.625% due 07/15/2017	2,535	2,736
3.625% due 04/15/2028	1,550	1,964

Total U.S. Treasury Obligations (Cost $93,184)		94,156

MORTGAGE-BACKED SECURITIES 7.8%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	3,149	3,024

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	392
4.875% due 06/10/2039	335	335

Banc of America Funding Corp.
4.111% due 05/25/2035	4,773	4,715

Banc of America Mortgage Securities, Inc.
4.150% due 10/25/2033	3,863	3,823
4.341% due 05/25/2033	9,447	9,422
6.500% due 10/25/2031	1,123	1,140
6.500% due 09/25/2033	467	476

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	16,133	16,029
4.779% due 01/25/2034	2,719	2,685
4.780% due 11/25/2034	3,543	3,525
4.956% due 01/25/2035	4,673	4,637
5.037% due 04/25/2033	1,192	1,195
5.073% due 11/25/2034	10,979	10,967
5.608% due 02/25/2033	275	274
5.705% due 07/25/2034	4,828	4,848
5.789% due 02/25/2033	246	250
6.267% due 11/25/2030	8	8

Bear Stearns Alt-A Trust
5.368% due 05/25/2035	6,330	6,257
5.527% due 09/25/2035	3,706	3,652

Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	9,400	9,622

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,839	4,790
5.684% due 01/26/2036	7,663	7,595
5.787% due 12/26/2046	4,410	4,356

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	1,404	1,359

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,672	1,642

Commercial Mortgage Pass-Through Certificates
6.455% due 05/15/2032	5,601	5,618

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	$80	$79
5.045% due 05/25/2047	5,108	4,824

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	12,224	12,161
4.801% due 11/25/2034	6,709	6,664
5.135% due 05/25/2034	89	89
5.250% due 02/20/2036	1,930	1,914

CS First Boston Mortgage Securities Corp.
6.700% due 06/25/2032	22	22

First Nationwide Trust
6.750% due 08/21/2031	34	34

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	5,794	5,674
4.945% due 01/25/2047	6,147	6,029

Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/2033	5,722	5,674

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	932

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	8,317	7,954
5.396% due 08/10/2038	905	925

GSR Mortgage Loan Trust
4.539% due 09/25/2035	20,329	20,178
5.251% due 11/25/2035	7,664	7,409

Harborview Mortgage Loan Trust
5.055% due 01/19/2038	8,193	8,097
5.148% due 07/19/2035	5,683	5,617
5.155% due 01/19/2038	12,996	12,193
5.185% due 05/19/2035	1,267	1,199

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	3,733	3,664

Indymac ARM Trust
6.574% due 01/25/2032	5	5

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	3,557	3,469

JPMorgan Mortgage Trust
5.023% due 02/25/2035	5,530	5,421

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	1,191	1,189

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	6,528	6,467

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	3,431	3,305

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	512

MLCC Mortgage Investors, Inc.
5.115% due 11/25/2035	1,190	1,150
5.865% due 10/25/2035	1,880	1,848

Morgan Stanley Capital I
4.050% due 01/13/2041	530	525
5.088% due 10/15/2020	2,703	2,643

Prime Mortgage Trust
5.265% due 02/25/2019	206	206
5.265% due 02/25/2034	1,018	997

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,127	1,128

Structured Asset Mortgage Investments, Inc.
5.215% due 07/19/2035	7,352	7,085
5.295% due 09/19/2032	156	152

Structured Asset Securities Corp.
6.039% due 02/25/2032	22	22
6.150% due 07/25/2032	18	18

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	$5,318	$5,198

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	9,751	9,339
5.118% due 09/15/2021	18,800	18,517

Washington Mutual, Inc.
5.155% due 10/25/2045	1,341	1,261
5.988% due 11/25/2042	863	837
6.188% due 08/25/2042	2,056	1,979

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	8,712	8,621
4.950% due 03/25/2036	7,779	7,697
4.998% due 12/25/2034	6,496	6,405

Total Mortgage-Backed Securities (Cost $321,950)		319,964

ASSET-BACKED SECURITIES 5.1%
ACE Securities Corp.
4.915% due 12/25/2036	2,037	1,979

American Express Credit Account Master Trust
5.138% due 09/15/2010	35,400	35,409

Amortizing Residential Collateral Trust
5.135% due 06/25/2032	300	294

Argent Securities, Inc.
4.915% due 09/25/2036	1,953	1,925

Asset-Backed Funding Certificates
4.925% due 11/25/2036	5,381	5,212
4.925% due 01/25/2037	3,867	3,807

Bear Stearns Asset-Backed Securities Trust
4.945% due 10/25/2036	2,395	2,366
4.955% due 06/25/2047	3,830	3,685

Chase Credit Card Master Trust
5.138% due 02/15/2011	9,900	9,899

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	4,367	4,311
4.915% due 05/25/2037	7,221	7,076
4.915% due 12/25/2046	1,658	1,636

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	4,134	3,992

DaimlerChrysler Auto Trust
5.250% due 05/08/2009	2,265	2,267

EMC Mortgage Loan Trust
5.235% due 05/25/2040	624	618

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	7,442	7,141

First USA Credit Card Master Trust
5.156% due 04/18/2011	16,500	16,508

Fremont Home Loan Trust
4.925% due 01/25/2037	3,976	3,877
4.935% due 02/25/2037	2,515	2,465

HFC Home Equity Loan Asset-Backed Certificates
5.239% due 01/20/2034	6,951	6,793

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	2,991	2,882

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	3,391	3,318

JPMorgan Mortgage Acquisition Corp.
4.915% due 08/25/2036	2,230	2,192
4.925% due 04/01/2037	7,209	6,901

Lehman XS Trust
4.935% due 05/25/2046	1,549	1,538

Long Beach Mortgage Loan Trust
5.145% due 10/25/2034	156	150

MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036	4,920	4,791

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	$4,811	$4,745

Morgan Stanley ABS Capital I
4.905% due 10/25/2036	2,274	2,244
4.915% due 10/25/2036	2,116	2,023

Nelnet Student Loan Trust
4.944% due 12/22/2016	8,200	8,153
5.182% due 09/25/2012	229	229

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	1,837	1,824

Park Place Securities, Inc.
5.177% due 10/25/2034	2,831	2,455

Residential Asset Securities Corp.
4.905% due 08/25/2036	1,799	1,777
4.935% due 11/25/2036	4,937	4,824

Saxon Asset Securities Trust
4.925% due 10/25/2046	2,245	2,216

SBI HELOC Trust
5.035% due 08/25/2036	3,296	3,144

Securitized Asset-Backed Receivables LLC Trust
4.995% due 05/25/2037	8,177	8,081

SLM Student Loan Trust
5.084% due 10/25/2016	8,758	8,733

Soundview Home Equity Loan Trust
4.965% due 10/25/2036	5,364	5,289

Structured Asset Securities Corp.
4.370% due 10/25/2034	157	156
4.915% due 10/25/2036	6,064	5,958
5.155% due 01/25/2033	73	72

USAA Auto Owner Trust
5.337% due 07/11/2008	1,623	1,624

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	3,315	3,256

Total Asset-Backed Securities (Cost $213,194)		209,835

SOVEREIGN ISSUES 0.6%
China Development Bank
5.000% due 10/15/2015	900	889

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Korea Development Bank
5.380% due 04/03/2010		$25,000	$24,934

South Africa Government International Bond
5.875% due 05/30/2022		500	510

Total Sovereign Issues (Cost $26,393)			26,333

FOREIGN CURRENCY-DENOMINATED ISSUES 0.9%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	4,400	2,401

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	34,214

Total Foreign Currency-Denominated Issues (Cost $35,078)			36,615

		SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049		1,239	13,106

Total Preferred Stocks (Cost $13,056)			13,106

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.8%

CERTIFICATES OF DEPOSIT 3.3%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$11,100	11,103

Barclays Bank PLC
4.619% due 03/17/2008		16,500	16,504

Calyon Financial, Inc.
5.204% due 01/16/2009		9,900	9,885

Dexia S.A.
4.759% due 09/29/2008		34,500	34,511

Fortis Bank NY
4.745% due 04/28/2008		3,600	3,599
4.767% due 06/30/2008		5,100	5,096

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nordea Bank Finland PLC
4.695% due 03/31/2008	$4,800	$4,799
4.991% due 05/28/2008	5,000	5,001
5.230% due 04/09/2009	14,300	14,287

Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	3,400	3,399

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	8,300	8,293
5.340% due 08/21/2008	14,500	14,493

Societe Generale NY
4.802% due 03/28/2008	4,200	4,202
5.270% due 03/26/2008	2,700	2,701

		137,873

COMMERCIAL PAPER 2.7%
Fortis Funding LLC
4.000% due 01/02/2008	109,000	109,000

REPURCHASE AGREEMENTS 1.5%
Fixed Income Clearing Corp.
2.250% due 01/02/2008	61,000	61,000

(Dated 12/31/2007. Collateralized by Fannie Mae 3.940% due 01/14/2009 valued at $62,223. Repurchase proceeds are $61,008.)

U.S. TREASURY BILLS 0.3%
2.931% due 02/28/2008 - 03/13/2008 (b)(d)(e)(h)	12,340	12,230

Total Short-Term Instruments (Cost $320,147)		320,103

PURCHASED OPTIONS (j) 1.1%
(Cost $9,823)		46,191

Total Investments 126.6% (Cost $5,196,081)		$5,231,815

Written Options (k) (0.9%) (Premiums $10,977)		(35,975)

Other Assets and Liabilities (Net) (25.7%)		(1,062,134)

Net Assets (f) 100.0%		$4,133,706

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $3,715 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(e) Securities with an aggregate market value of $1,234 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(f) As of December 31, 2007, portfolio securities with an aggregate value of $22,931 and derivative instruments with an aggregate depreciation of ($940) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(g) The average amount of borrowing outstanding during the period ended December 31, 2007 was $419,311 at a weighted average interest rate of 5.110%. On December 31, 2007, securities valued at $154,522 were pledged as collateral for reverse repurchase agreements.

(h) Securities with an aggregate market value of $7,034 and cash of $19,825 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	8,023	$27,788
90-Day Eurodollar June Futures	Long	06/2008	6,806	17,487
90-Day Eurodollar June Futures	Long	06/2009	293	794
90-Day Eurodollar March Futures	Long	03/2009	4,087	11,086

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2008	3,928	$14,947
U.S. Treasury 2-Year Note March Futures	Short	03/2008	786	(648)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	998	(391)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	1,069	851
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	426	1,318
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1,865	1,688
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	234	700
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	1,017	835
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	641	1,921
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	624	1,623

				$79,999

(i) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	General Motors Corp. 7.125% due 07/15/2013	Sell	4.500%	12/20/2012	$1,300	$(112)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	4.150%	09/20/2012	2,500	(196)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.800%	09/20/2012	500	(15)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	2,500	(246)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.670%	09/20/2012	2,500	(245)
BNP Paribas Bank	General Motors Corp. 7.125% due 07/15/2013	Sell	4.800%	12/20/2012	300	(23)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	3.720%	09/20/2012	2,500	(242)
Credit Suisse USA, Inc.	Multiple Reference Entities of Gazprom	Sell	1.000%	11/20/2008	1,300	(2)
Credit Suisse USA, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.200%	02/20/2017	400	(7)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	12/20/2012	800	(66)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Sell	3.200%	09/20/2012	2,000	(220)
Goldman Sachs & Co.	Anadarko Petroleum Corp. 6.125% due 03/15/2012	Sell	0.150%	03/20/2008	2,500	0
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%	09/20/2012	500	(43)
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.970%	11/20/2008	3,100	(4)
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	1.250%	12/20/2008	7,900	(2)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	04/20/2009	1,600	(9)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.520%	05/20/2009	4,000	(39)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.900%	09/20/2012	2,500	(214)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.750%	09/20/2012	500	(16)
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.550%	12/20/2012	200	(17)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.250%	09/20/2012	2,500	(272)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.750%	09/20/2012	1,000	(96)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	4.850%	09/20/2012	3,200	(217)
JPMorgan Chase & Co.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	1,200	11
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.970%	10/20/2012	700	(19)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.020%	10/20/2012	700	(20)
JPMorgan Chase & Co.	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.730%	01/20/2012	1,000	(5)
JPMorgan Chase & Co.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.250%	01/20/2017	1,200	(16)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	2,200	(8)
Lehman Brothers, Inc.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	3,100	30
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.430%	07/20/2011	600	1
Lehman Brothers, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.170%	04/20/2017	3,000	(71)
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	12/20/2008	5,000	(16)
Merrill Lynch & Co., Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.620%	09/20/2012	1,500	(53)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.850%	09/20/2009	5,400	(489)
Morgan Stanley	General Motors Corp. 7.125% due 07/15/2013	Sell	4.630%	12/20/2012	300	(24)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%	06/20/2008	1,300	(2)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.590%	09/20/2008	15,500	31
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	3,000	(11)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	11,000	(40)

						$(3,004)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.355%	06/20/2012	$14,700	$(276)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.360%	06/20/2012	5,000	(93)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.401%	06/20/2012	3,800	(65)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	1.846%	06/20/2012	1,000	(24)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	1,100	(14)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.179%	06/20/2012	700	(8)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	1.833%	06/20/2012	2,700	(67)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	2.070%	06/20/2012	1,400	(21)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	2.127%	06/20/2012	$500	$(7)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.080%	06/20/2012	1,000	(15)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.140%	06/20/2012	1,900	(24)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.170%	06/20/2012	700	(8)

						$(622)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	03/20/2013	AUD	12,300	$(319)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	03/20/2018		17,000	221
UBS Warburg LLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		117,500	(642)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	16,700	(141)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		4,300	(32)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		11,000	(85)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		5,900	38
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.980%	01/02/2012		20,800	(252)
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		14,200	58
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		28,700	(427)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		22,600	(99)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	1,400	14
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012		1,200	(22)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	68
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	5.000%	12/19/2009		26,700	137
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	03/20/2009		9,600	(55)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		2,400	(44)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		17,100	(3)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		8,400	(162)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		9,300	(195)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		9,400	0
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		1,800	(33)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		1,500	(28)
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	22
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008	GBP	24,100	99
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		13,600	94
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		14,400	238
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,900	205
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,200	307
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		2,800	30
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008		14,400	55
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		28,500	284
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009		74,700	1,617
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	12/19/2009		6,300	239
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.500%	12/15/2036		5,000	(575)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	12/19/2037		800	(117)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		5,500	341
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		17,500	(591)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,200	160
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		12,700	82
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009		21,200	445
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		10,000	721
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	5.500%	12/15/2036		1,400	(173)
Barclays Bank PLC	6-Month JPY-LIBOR	Pay	2.000%	12/19/2017	JPY	520,000	110
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000%	12/19/2017		990,000	211
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	12,100	(26)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012		46,500	(83)
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$160,200	576
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		11,900	78
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		12,300	149
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		25,300	(454)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		78,100	320
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		7,600	(228)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		81,600	117
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		48,900	238
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		14,100	64
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		119,400	335
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		25,300	318
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		7,900	(235)

							$2,970

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(j) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$261,000	$1,258	$5,417
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	100,000	288	764
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.200%	02/02/2009	113,000	848	2,938
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	236,900	1,254	4,794
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	349,600	1,237	7,257
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	222,600	1,104	5,210
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	271,800	1,580	5,500
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	94,900	377	1,970
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008	380,900	1,304	7,579
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	201,000	573	4,762

							$9,823	$46,191

(k) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$111.000	02/22/2008	246	$149	$177
Call - CBOT U.S. Treasury 10-Year Note March Futures	111.000	02/22/2008	97	41	276
Call - CBOT U.S. Treasury 10-Year Note March Futures	112.000	02/22/2008	110	89	235
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	118	88	184
Call - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/22/2008	463	382	521
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.000	02/22/2008	246	176	108
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	118	49	7
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	463	254	116

				$1,228	$1,624

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$112,900	$1,265	$4,114
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	22,000	274	725
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.450%	02/02/2009	49,000	842	2,491
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	102,000	1,202	3,526
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	152,000	1,258	5,539
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	97,000	1,164	4,047
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	56,500	751	1,953
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	62,000	763	2,264
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	41,100	371	1,498
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	128,100	1,298	5,031
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	67,000	561	3,163

							$9,749	$34,351

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
U.S. Treasury Bonds	3.125%	11/30/2009	$24,600	$24,582	$24,813
U.S. Treasury Notes	4.500%	05/15/2017	52,900	53,820	55,236

				$78,402	$80,049

(2) Market value includes $568 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	4,486	05/2008	$0	$(2)	$(2)
Buy	AUD	11,307	01/2008	0	(3)	(3)
Sell		2,337	01/2008	13	0	13
Buy		1,903	02/2008	40	0	40
Buy	BRL	260,790	03/2008	13,138	(14)	13,124
Buy		2,292	07/2008	14	0	14
Buy	CAD	82	01/2008	0	(1)	(1)
Sell		82	01/2008	0	0	0

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CLP	709,183	03/2008	$76	$0	$76
Buy	CNY	23,778	01/2008	36	0	36
Sell		23,778	01/2008	0	(60)	(60)
Sell	EUR	24,868	01/2008	57	0	57
Sell	GBP	30,859	01/2008	705	(11)	694
Buy	IDR	24,255,000	05/2008	0	(197)	(197)
Buy	INR	310,998	05/2008	465	0	465
Buy		313,122	08/2008	0	(42)	(42)
Buy	JPY	389,379	02/2008	0	(8)	(8)
Buy	KRW	7,966,317	01/2008	0	(224)	(224)
Buy		3,717,958	05/2008	7	(25)	(18)
Buy		8,054,816	08/2008	0	(39)	(39)
Buy	KWD	226	05/2008	4	0	4
Buy	MXN	199,000	03/2008	137	(33)	104
Sell		58,522	03/2008	0	(42)	(42)
Buy		78,967	07/2008	65	(12)	53
Buy	MYR	33,669	05/2008	177	0	177
Buy	NZD	1,690	01/2008	32	0	32
Buy		1,690	02/2008	0	(8)	(8)
Buy	PHP	391,443	05/2008	903	0	903
Buy	PLN	12,064	03/2008	371	0	371
Sell		12,064	03/2008	0	(54)	(54)
Buy		42,477	07/2008	1,543	0	1,543
Sell		42,477	07/2008	0	(180)	(180)
Buy	RUB	438,574	01/2008	761	0	761
Sell		438,574	01/2008	35	(3)	32
Buy		645,366	07/2008	643	0	643
Sell		208,477	07/2008	0	(223)	(223)
Buy		188,154	11/2008	0	(34)	(34)
Buy	SAR	3,061	05/2008	0	(4)	(4)
Buy	SEK	15,753	03/2008	0	(26)	(26)
Buy	SGD	17,451	02/2008	337	(2)	335
Buy		24,838	05/2008	760	0	760
Buy	ZAR	148	03/2008	1	0	1
Buy		4,932	07/2008	8	(27)	(19)

				$20,328	$(1,274)	$19,054

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	KWD	Kuwaiti Dinar
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippines Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SAR	Saudi Riyal
IDR	Indonesian Rupiah	SEK	Swedish Krona
INR	Indian Rupee	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest.

18	PIMCO Variable Insurance Trust

December 31, 2007

Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(q) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $8,070,861 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(r) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(s) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

20	PIMCO Variable Insurance Trust

December 31, 2007

(t) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(u) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%)

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,340,638	$10,876,665	$1,073,638	$278,429

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	2,036	$942,800	EUR	95,000	GBP	11,000	$11,691
Sales	15,205	1,062,600		0		0	16,791
Closing Buys	(3,050)	(649,400)		(95,000)		(11,000)	(8,588)
Expirations	(7,940)	(448,400)		0		0	(7,165)
Exercised	(4,390)	(18,000)		0		0	(1,752)
Balance at 12/31/2007	1,861	$889,600	EUR	0	GBP	0	$10,977

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,918	$69,824	8,090	$81,954
Administrative Class	122,163	1,239,373	83,252	843,490
Advisor Class	1,695	17,136	1,856	18,782

Issued as reinvestment of distributions
Institutional Class	884	8,995	790	8,017
Administrative Class	14,528	147,809	12,178	123,518
Advisor Class	124	1,260	35	362

Cost of shares redeemed
Institutional Class	(3,734)	(37,799)	(7,223)	(73,276)
Administrative Class	(73,445)	(742,819)	(51,636)	(522,647)
Advisor Class	(563)	(5,724)	(32)	(329)
Net increase resulting from Portfolio share transactions	68,570	$698,055	47,310	$479,871

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	97
Administrative Class	7	66
Advisor Class	3	97

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007,

22	PIMCO Variable Insurance Trust

December 31, 2007

the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 49,567	$ 34,179	$ 18,926	$ (2,242)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 5,196,974	$ 65,358	$ (30,517)	$ 34,841

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 177,855	$ 0	$ 0
12/31/2006	152,107	0	0

(4) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2007:

Total Return Portfolio	0.55%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

U.S. Government Agencies	59.0%
Corporate Bonds & Notes	19.5%
Short-Term Instruments	6.1%
Mortgage-Backed Securities	6.1%
Asset-Backed Securities	4.0%
Other	5.3%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Total Return Portfolio Institutional Class	8.90%	5.13%	6.62%
Lehman Brothers Aggregate Bond Index±	6.97%	4.42%	6.43%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.52% for Institutional Class shares.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,084.17	$1,020.97
Expenses Paid During Period†	$4.41	$4.28

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio’s above-benchmark duration, or sensitivity to changes in market interest rates, added to returns as government yields fell during the year.

»	An emphasis on the front-end of the U.S. yield curve contributed to returns as the curve steepened as measured by the difference between two- and 30-year yields.

»	An overweight to mortgage-backed securities detracted from returns as they underperformed like-duration U.S. Treasuries.

»	An underweight to corporate securities added to returns as they underperformed like-duration U.S. Treasuries.

»	An allocation to major non-U.S. markets, particularly short-term rates in the U.K., added to returns as the yield curve steepened as measured by the difference between two- and 30-year yields.

»	Emerging market and high-yield bonds detracted from performance as the flight-to-quality in the latter part of the year led to underperformance in these sectors relative to U.S. Treasuries.

»	Moderate exposure to a broad basket of currencies benefited returns as most emerging and developed currencies appreciated relative to the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights    Total Return Portfolio

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$10.12	$10.24	$10.51	$10.36	$10.23
Net investment income (a)	0.50	0.46	0.39	0.20	0.27
Net realized/unrealized gain (loss) on investments	0.37	(0.07)	(0.12)	0.31	0.25
Total income from investment operations	0.87	0.39	0.27	0.51	0.52
Dividends from net investment income	(0.50)	(0.46)	(0.37)	(0.21)	(0.31)
Distributions from net realized capital gains	0.00	(0.05)	(0.17)	(0.15)	(0.08)
Total distributions	(0.50)	(0.51)	(0.54)	(0.36)	(0.39)
Net asset value end of year	$10.49	$10.12	$10.24	$10.51	$10.36
Total return	8.90%	4.00%	2.60%	5.05%	5.20%
Net assets end of year (000s)	$207,312	$158,748	$143,720	$63,646	$75,540
Ratio of expenses to average net assets	0.68%	0.52%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.93%	4.51%	3.69%	1.92%	2.60%
Portfolio turnover rate	298%	303%	344%	373%	193%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$5,170,815
Repurchase agreements, at value	61,000
Cash	4,359
Deposits with brokers for open futures contracts	19,825
Foreign currency, at value	10,035
Receivable for investments sold	549,213
Receivable for investments sold on a delayed-delivery basis	21,646
Receivable for Portfolio shares sold	3,085
Interest and dividends receivable	23,214
Variation margin receivable	4,670
Swap premiums paid	7,335
Unrealized appreciation on foreign currency contracts	20,328
Unrealized appreciation on swap agreements	8,064
5,903,589

Liabilities:
Payable for the reverse repurchase agreements	$150,466
Payable for investments purchased	1,365,165
Payable for investments purchased on a delayed-delivery basis	98,491
Payable for Portfolio shares redeemed	20,660
Payable for short sales	80,049
Written options outstanding	35,975
Dividends payable	1,814
Accrued investment advisory fee	843
Accrued administrative fee	842
Accrued distribution fee	13
Accrued servicing fee	455
Variation margin payable	240
Swap premiums received	4,876
Unrealized depreciation on foreign currency contracts	1,274
Unrealized depreciation on swap agreements	8,720
1,769,883

Net Assets	$4,133,706

Net Assets Consist of:
Paid in capital	$4,033,276
Undistributed net investment income	10,939
Accumulated undistributed net realized (loss)	(18,628)
Net unrealized appreciation	108,119
$4,133,706

Net Assets:
Institutional Class	$207,312
Administrative Class	3,893,715
Advisor Class	32,679

Shares Issued and Outstanding:
Institutional Class	19,758
Administrative Class	371,088
Advisor Class	3,115

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.49
Administrative Class	10.49
Advisor Class	10.49

Cost of Investments Owned	$5,135,081
Cost of Repurchase Agreements Owned	$61,000
Cost of Foreign Currency Held	$9,990
Proceeds Received on Short Sales	$78,402
Premiums Received on Written Options	$10,977

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$205,839
Dividends	952
Miscellaneous income	138
Total Income	206,929

Expenses:
Investment advisory fees	9,200
Administrative fees	9,200
Servicing fees – Administrative Class	5,209
Servicing fees – Advisor Class	67
Trustees’ fees	65
Interest expense	6,564
Total Expenses	30,305

Net Investment Income	176,624

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	13,360
Net realized (loss) on futures contracts, written options and swaps	(16,612)
Net realized gain on foreign currency transactions	11,451
Net change in unrealized appreciation on investments	46,836
Net change in unrealized appreciation on futures contracts, written options and swaps	70,980
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	18,611
Net Gain	144,626

Net Increase in Net Assets Resulting from Operations	$321,250

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$176,624	$132,299
Net realized gain	8,199	5,631
Net change in unrealized appreciation (depreciation)	136,427	(21,541)
Net increase resulting from operations	321,250	116,389

Distributions to Shareholders:
From net investment income
Institutional Class	(8,995)	(7,166)
Administrative Class	(167,600)	(127,175)
Advisor Class	(1,260)	(267)
From net realized capital gains
Institutional Class	0	(917)
Administrative Class	0	(16,487)
Advisor Class	0	(95)

Total Distributions	(177,855)	(152,107)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	69,824	81,954
Administrative Class	1,239,373	843,490
Advisor Class	17,136	18,782
Issued as reinvestment of distributions
Institutional Class	8,995	8,017
Administrative Class	147,809	123,518
Advisor Class	1,260	362
Cost of shares redeemed
Institutional Class	(37,799)	(73,276)
Administrative Class	(742,819)	(522,647)
Advisor Class	(5,724)	(329)
Net increase resulting from Portfolio share transactions	698,055	479,871

Total Increase in Net Assets	841,450	444,153

Net Assets:
Beginning of year	3,292,256	2,848,103
End of year*	$4,133,706	$3,292,256

*Including undistributed net investment income of:	$10,939	$1,862

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 1.1%
Cablevision Systems Corp.
6.595% due 02/24/2013	$7	$6

CSC Holdings, Inc.
6.415% due 02/24/2013	2,555	2,418

Daimler Finance North America LLC
9.000% due 08/03/2012	17,955	17,310

Fresenius Medical Care Capital Trust
6.205% due 03/22/2013	963	931
6.316% due 03/22/2013	345	333
6.437% due 03/22/2013	197	190
6.624% due 03/22/2013	49	48

HCA, Inc.
6.330% due 11/16/2012	4,897	4,656

Kinder Morgan, Inc.
6.225% due 11/24/2013	9,975	9,921

SLM Corp.
6.000% due 02/16/2008	8,100	8,071

Total Bank Loan Obligations (Cost $44,251)		43,884

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 19.6%
AIG-Fp Matched Funding Corp.
4.991% due 06/16/2008	6,200	6,200

American Express Bank FSB
5.009% due 10/20/2009	6,800	6,773
5.038% due 10/16/2008	8,100	8,084
6.000% due 09/13/2017	3,900	3,929

American Express Centurion Bank
5.250% due 05/07/2008	6,200	6,195
5.252% due 06/12/2009	9,100	9,071
6.000% due 09/13/2017	3,900	3,929

American Express Credit Corp.
5.302% due 11/09/2009	6,700	6,590

American International Group, Inc.
5.050% due 10/01/2015	1,300	1,257
5.078% due 06/16/2009	5,400	5,400
6.250% due 03/15/2087	2,100	1,884

Bank of America Corp.
4.875% due 11/06/2009	4,000	3,988
5.056% due 09/18/2009	6,100	6,094
6.000% due 09/01/2017	7,000	7,165

Bank of America N.A.
4.966% due 12/18/2008	1,000	1,000
5.040% due 02/27/2009	5,200	5,191
6.000% due 10/15/2036	2,100	2,015

Bank of Scotland PLC
5.254% due 07/17/2009	10,400	10,389

Barclays Bank PLC
5.450% due 09/12/2012	40,000	41,042

Bear Stearns Cos., Inc.
4.920% due 03/30/2009	7,100	6,922
5.025% due 05/18/2010	12,200	11,536
5.072% due 08/21/2009	18,300	17,629
5.284% due 01/30/2009	7,180	7,106

BNP Paribas
5.186% due 06/29/2049	15,600	14,219

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	3,971

CIT Group Holdings, Inc.
5.134% due 01/30/2009	13,700	12,874

CIT Group, Inc.
5.025% due 08/17/2009	7,100	6,594
5.091% due 12/19/2008	2,400	2,266

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citigroup Capital XXI
8.300% due 12/21/2057	$8,000	$8,377

Citigroup Funding, Inc.
4.858% due 06/26/2009	5,300	5,221
4.896% due 04/23/2009	4,000	3,977
5.136% due 12/08/2008	2,000	1,984

Citigroup, Inc.
4.872% due 12/28/2009	5,300	5,206
4.898% due 12/26/2008	21,880	21,793
5.300% due 10/17/2012	2,200	2,231
5.500% due 08/27/2012	5,500	5,615
5.850% due 07/02/2013	1,400	1,443
6.125% due 08/25/2036	15,000	14,244

Credit Agricole S.A.
5.053% due 05/28/2009	5,900	5,905
5.103% due 05/28/2010	6,800	6,803

DBS Bank Ltd.
5.098% due 05/16/2017	1,000	952

Deutsche Bank AG
6.000% due 09/01/2017	12,400	12,882

DnB NORBank ASA
5.312% due 10/13/2009	5,700	5,705

Export-Import Bank of China
4.875% due 07/21/2015	900	882

Export-Import Bank of Korea
4.125% due 02/10/2009	140	138
5.214% due 06/01/2009	8,500	8,516

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	4,200	3,988
7.375% due 10/28/2009	5,000	4,708

General Electric Capital Corp.
4.939% due 08/15/2011	14,200	13,964
5.095% due 10/26/2009	12,500	12,475
5.250% due 01/20/2010	5,400	5,339
5.280% due 10/21/2010	14,360	14,363
5.284% due 01/05/2009	11,000	10,990
5.303% due 10/06/2010	4,600	4,564
6.375% due 11/15/2067	12,200	12,619

GMAC LLC
6.000% due 12/15/2011	1,100	923
6.034% due 09/23/2008	3,900	3,768

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	8,700	8,666
4.924% due 12/23/2008	1,600	1,596
4.969% due 11/10/2008	7,100	7,085
4.974% due 12/22/2008	4,800	4,788
4.974% due 06/23/2009	13,070	12,865
5.111% due 07/29/2008	6,000	5,993
6.250% due 09/01/2017	14,900	15,529

HBOS PLC
5.920% due 09/29/2049	1,100	961

HSBC Bank USA N.A.
5.286% due 06/10/2009	7,700	7,673

HSBC Finance Corp.
5.121% due 09/15/2008	3,600	3,599
5.240% due 10/21/2009	4,500	4,481
5.281% due 12/05/2008	5,900	5,887

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,243
6.500% due 09/15/2037	2,900	2,820

John Deere Capital Corp.
5.292% due 07/15/2008	6,400	6,397

JPMorgan Chase & Co.
4.915% due 06/26/2009	4,900	4,879
4.915% due 05/07/2010	9,700	9,634
6.000% due 01/15/2018	3,900	3,975

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	$8,000	$8,151

JPMorgan Chase Capital
6.550% due 09/29/2036	1,200	1,086

Lehman Brothers Holdings, Inc.
4.934% due 12/23/2008	800	787
4.978% due 11/16/2009	15,260	14,873
5.082% due 08/21/2009	11,900	11,568
5.129% due 11/10/2009	4,500	4,371
5.170% due 05/25/2010	5,200	5,002
5.320% due 04/03/2009	5,300	5,185
5.429% due 07/18/2011	4,800	4,555

Longpoint Re Ltd.
10.241% due 05/08/2010	2,900	2,977

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	3,500	3,454
4.948% due 05/08/2009	3,500	3,407
4.960% due 08/14/2009	6,200	6,070
5.191% due 10/23/2008	7,500	7,400
5.211% due 12/04/2009	7,300	7,080
5.284% due 07/25/2011	8,500	7,925

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,563

Metropolitan Life Global Funding I
4.945% due 05/17/2010	15,200	15,098
5.125% due 11/09/2011	8,200	8,424

Morgan Stanley
4.925% due 05/07/2009	8,700	8,596
4.972% due 11/21/2008	4,900	4,865
5.006% due 02/09/2009	14,600	14,423
5.332% due 01/15/2010	8,200	8,112

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	664

Mystic Re Ltd.
15.081% due 06/07/2011	3,000	3,161

National Australia Bank Ltd.
5.181% due 09/11/2009	5,300	5,297

Osiris Capital PLC
10.242% due 01/15/2010	3,100	3,139

Petroleum Export Ltd.
5.265% due 06/15/2011	755	750

Phoenix Quake Ltd.
7.680% due 07/03/2008	800	802

Phoenix Quake Wind I Ltd.
7.680% due 07/03/2008	800	801

Phoenix Quake Wind II Ltd.
8.730% due 07/03/2008	400	390

Residential Capital LLC
7.615% due 05/22/2009	7,900	5,648

Residential Reinsurance 2007 Ltd.
15.374% due 06/07/2010	1,500	1,564

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,117

Royal Bank of Scotland Group PLC
5.230% due 07/21/2008	11,400	11,398

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	11,953

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	6,900	6,878
5.201% due 11/20/2009	10,900	10,771

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	3,797

State Street Capital Trust IV
5.991% due 06/15/2037	1,000	779

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
TNK-BP Finance S.A.
6.125% due 03/20/2012	$1,200	$1,146

UBS AG
5.875% due 12/20/2017	4,700	4,742

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	326

USB Capital IX
6.189% due 04/15/2049	900	815

VTB Capital S.A.
5.494% due 08/01/2008	6,000	5,947

Wachovia Bank N.A.
4.848% due 06/27/2008	6,300	6,295
4.924% due 03/23/2009	7,100	7,086
5.200% due 10/03/2008	8,800	8,784

Wachovia Corp.
5.174% due 12/01/2009	4,400	4,364

Wells Fargo & Co.
5.091% due 09/15/2009	2,415	2,399

Westpac Banking Corp.
5.212% due 06/06/2008	4,000	3,998

World Savings Bank FSB
5.249% due 03/02/2009	7,900	7,925

ZFS Finance USA Trust I
5.875% due 05/09/2032	4,400	4,117

		809,784

INDUSTRIALS 3.2%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	100	113

Amgen, Inc.
5.133% due 11/28/2008	14,000	13,987

Anadarko Petroleum Corp.
5.391% due 09/15/2009	10,000	9,849

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,630
6.450% due 09/15/2037	2,400	2,639

BP AMI Leasing, Inc.
4.868% due 06/26/2009	13,600	13,614

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	6,000	6,505

CODELCO, Inc.
6.150% due 10/24/2036	700	694

Comcast Corp.
5.542% due 07/14/2009	7,700	7,675
5.875% due 02/15/2018	1,700	1,698
6.450% due 03/15/2037	1,700	1,737

Daimler Finance North America LLC
5.328% due 08/03/2009	6,300	6,259
5.461% due 03/13/2009	2,900	2,885

El Paso Corp.
6.750% due 05/15/2009	6,000	6,088
7.800% due 08/01/2031	1,000	1,020
7.875% due 06/15/2012	5,000	5,218
9.625% due 05/15/2012	800	880

Gaz Capital for Gazprom
6.212% due 11/22/2016	1,200	1,154

HJ Heinz Co.
6.428% due 12/01/2008	1,100	1,120

Peabody Energy Corp.
7.875% due 11/01/2026	2,200	2,244

Rohm & Haas Co.
6.000% due 09/15/2017	3,700	3,766

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.109% due 11/13/2009	$6,600	$6,440

Transocean, Inc.
5.341% due 09/05/2008	6,200	6,170

United Airlines, Inc.
6.071% due 03/01/2013	2,644	2,632
8.030% due 01/01/2013 (a)	465	532

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,311
6.875% due 11/21/2036	1,300	1,322

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	14,200	14,205

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,114

		131,501

UTILITIES 1.9%
AT&T, Inc.
4.978% due 02/05/2010	3,600	3,570
5.080% due 11/14/2008	4,200	4,195

BellSouth Corp.
4.240% due 04/26/2021	5,500	5,481
4.969% due 08/15/2008	10,200	10,185

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	19,261

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,093
6.000% due 12/01/2012	6,500	6,451

Korea Electric Power Corp.
5.125% due 04/23/2034	90	91

NGPL Pipe Co. LLC
6.514% due 12/15/2012	5,800	5,895

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	650

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,461

TPSA Finance BV
7.750% due 12/10/2008	120	123

Verizon Communications, Inc.
5.280% due 04/03/2009	14,500	14,370

		80,826

Total Corporate Bonds & Notes (Cost $1,030,957)		1,022,111

MUNICIPAL BONDS & NOTES 0.1%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,836

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,150	1,097

Total Municipal Bonds & Notes (Cost $4,817)		4,933

COMMODITY INDEX-LINKED NOTES 0.2%

GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN 0.2%
Morgan Stanley
4.805% due 07/07/2008	10,000	10,019

Total Commodity Index-Linked Notes (Cost $10,000)		10,019

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 74.6%
Fannie Mae
4.000% due 10/01/2018	$383	$369
4.500% due 02/01/2035 - 06/25/2043	7,163	7,075
4.669% due 05/25/2035	1,300	1,311
4.725% due 04/01/2035	2,729	2,744
4.732% due 04/01/2035	3,937	3,959
4.848% due 08/01/2035	5,871	5,871
4.925% due 12/25/2036 - 07/25/2037	13,907	13,454
5.000% due 02/25/2017 - 02/01/2038	478,308	468,758
5.215% due 03/25/2044	5,400	5,347
5.500% due 04/01/2014 - 02/01/2038	1,195,896	1,195,699
5.500% due 05/01/2034 - 02/01/2035 (g)	113,467	113,524
5.632% due 11/01/2035	281	280
5.633% due 10/01/2032	1,457	1,458
6.000% due 04/01/2016 - 01/01/2038	675,392	686,415
6.000% due 10/01/2037 - 11/01/2037 (g)	102,030	103,633
6.063% due 06/01/2043 -
07/01/2044	6,112	6,116
6.188% due 09/01/2034	2,271	2,308
6.263% due 09/01/2040	35	35
6.341% due 12/01/2036	2,285	2,317
6.500% due 06/01/2029 - 01/01/2038	42,433	43,627
7.000% due 04/25/2023 - 06/01/2032	3,076	3,217
7.026% due 01/01/2025	26	27
7.082% due 09/01/2039	92	93
7.155% due 11/01/2025	2	1

Federal Housing Administration
7.430% due 01/25/2023	51	52

Freddie Mac
4.500% due 04/01/2018 - 10/01/2018	2,149	2,114
5.000% due 04/01/2018 - 09/01/2035	14,357	14,246
5.178% due 07/15/2019 - 10/15/2020	122,052	121,582
5.258% due 02/15/2019	43,447	43,233
5.328% due 05/15/2036	4,854	4,842
5.478% due 11/15/2030	30	30
5.500% due 04/01/2033 - 02/01/2038	159,947	159,554
5.528% due 09/15/2030	27	27
6.000% due 07/01/2016 - 01/01/2038	54,522	55,364
6.063% due 02/25/2045	716	715
6.500% due 03/01/2013 - 03/01/2034	846	880
7.000% due 06/15/2023	1,710	1,771
7.334% due 07/01/2027	2	2
7.338% due 01/01/2028	2	2
7.364% due 07/01/2030	2	2
7.500% due 07/15/2030 - 03/01/2032	248	262
8.500% due 08/01/2024	14	15

Ginnie Mae
5.349% due 06/20/2030	1	1
5.449% due 09/20/2030	22	22
5.500% due 04/15/2033 - 09/15/2033	510	514
5.625% due 07/20/2030	11	11
5.628% due 02/16/2030	226	229
5.750% due 02/20/2032	630	637
6.000% due 05/15/2037 - 06/15/2037	3,949	4,044

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.125% due 10/20/2029 - 11/20/2029	$222	$225
6.375% due 04/20/2026 - 05/20/2030	101	102
6.500% due 03/15/2031 - 04/15/2032	228	236

Small Business Administration
5.130% due 09/01/2023	71	72
6.030% due 02/01/2012	4,410	4,509
6.290% due 01/01/2021	172	179
6.344% due 08/01/2011	424	435
7.449% due 08/01/2010	6	6
7.500% due 04/01/2017	896	936
8.017% due 02/10/2010	73	76

Total U.S. Government Agencies (Cost $3,073,231)		3,084,565

U.S. TREASURY OBLIGATIONS 2.3%
Treasury Inflation Protected Securities (c)
2.000% due 01/15/2014	4,208	4,348
2.000% due 01/15/2026	7,242	7,215
2.375% due 04/15/2011	421	439
2.375% due 01/15/2025	7,315	7,682
2.375% due 01/15/2027	65,959	69,772
2.625% due 07/15/2017	2,535	2,736
3.625% due 04/15/2028	1,550	1,964

Total U.S. Treasury Obligations (Cost $93,184)		94,156

MORTGAGE-BACKED SECURITIES 7.8%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	3,149	3,024

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	392
4.875% due 06/10/2039	335	335

Banc of America Funding Corp.
4.111% due 05/25/2035	4,773	4,715

Banc of America Mortgage Securities, Inc.
4.150% due 10/25/2033	3,863	3,823
4.341% due 05/25/2033	9,447	9,422
6.500% due 10/25/2031	1,123	1,140
6.500% due 09/25/2033	467	476

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	16,133	16,029
4.779% due 01/25/2034	2,719	2,685
4.780% due 11/25/2034	3,543	3,525
4.956% due 01/25/2035	4,673	4,637
5.037% due 04/25/2033	1,192	1,195
5.073% due 11/25/2034	10,979	10,967
5.608% due 02/25/2033	275	274
5.705% due 07/25/2034	4,828	4,848
5.789% due 02/25/2033	246	250
6.267% due 11/25/2030	8	8

Bear Stearns Alt-A Trust
5.368% due 05/25/2035	6,330	6,257
5.527% due 09/25/2035	3,706	3,652

Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	9,400	9,622

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,839	4,790
5.684% due 01/26/2036	7,663	7,595
5.787% due 12/26/2046	4,410	4,356

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	1,404	1,359

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,672	1,642

Commercial Mortgage Pass-Through Certificates
6.455% due 05/15/2032	5,601	5,618

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	$80	$79
5.045% due 05/25/2047	5,108	4,824

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	12,224	12,161
4.801% due 11/25/2034	6,709	6,664
5.135% due 05/25/2034	89	89
5.250% due 02/20/2036	1,930	1,914

CS First Boston Mortgage Securities Corp.
6.700% due 06/25/2032	22	22

First Nationwide Trust
6.750% due 08/21/2031	34	34

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	5,794	5,674
4.945% due 01/25/2047	6,147	6,029

Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/2033	5,722	5,674

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	932

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	8,317	7,954
5.396% due 08/10/2038	905	925

GSR Mortgage Loan Trust
4.539% due 09/25/2035	20,329	20,178
5.251% due 11/25/2035	7,664	7,409

Harborview Mortgage Loan Trust
5.055% due 01/19/2038	8,193	8,097
5.148% due 07/19/2035	5,683	5,617
5.155% due 01/19/2038	12,996	12,193
5.185% due 05/19/2035	1,267	1,199

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	3,733	3,664

Indymac ARM Trust
6.574% due 01/25/2032	5	5

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	3,557	3,469

JPMorgan Mortgage Trust
5.023% due 02/25/2035	5,530	5,421

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	1,191	1,189

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	6,528	6,467

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	3,431	3,305

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	512

MLCC Mortgage Investors, Inc.
5.115% due 11/25/2035	1,190	1,150
5.865% due 10/25/2035	1,880	1,848

Morgan Stanley Capital I
4.050% due 01/13/2041	530	525
5.088% due 10/15/2020	2,703	2,643

Prime Mortgage Trust
5.265% due 02/25/2019	206	206
5.265% due 02/25/2034	1,018	997

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,127	1,128

Structured Asset Mortgage Investments, Inc.
5.215% due 07/19/2035	7,352	7,085
5.295% due 09/19/2032	156	152

Structured Asset Securities Corp.
6.039% due 02/25/2032	22	22
6.150% due 07/25/2032	18	18

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	$5,318	$5,198

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	9,751	9,339
5.118% due 09/15/2021	18,800	18,517

Washington Mutual, Inc.
5.155% due 10/25/2045	1,341	1,261
5.988% due 11/25/2042	863	837
6.188% due 08/25/2042	2,056	1,979

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	8,712	8,621
4.950% due 03/25/2036	7,779	7,697
4.998% due 12/25/2034	6,496	6,405

Total Mortgage-Backed Securities (Cost $321,950)		319,964

ASSET-BACKED SECURITIES 5.1%
ACE Securities Corp.
4.915% due 12/25/2036	2,037	1,979

American Express Credit Account Master Trust
5.138% due 09/15/2010	35,400	35,409

Amortizing Residential Collateral Trust
5.135% due 06/25/2032	300	294

Argent Securities, Inc.
4.915% due 09/25/2036	1,953	1,925

Asset-Backed Funding Certificates
4.925% due 11/25/2036	5,381	5,212
4.925% due 01/25/2037	3,867	3,807

Bear Stearns Asset-Backed Securities Trust
4.945% due 10/25/2036	2,395	2,366
4.955% due 06/25/2047	3,830	3,685

Chase Credit Card Master Trust
5.138% due 02/15/2011	9,900	9,899

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	4,367	4,311
4.915% due 05/25/2037	7,221	7,076
4.915% due 12/25/2046	1,658	1,636

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	4,134	3,992

DaimlerChrysler Auto Trust
5.250% due 05/08/2009	2,265	2,267

EMC Mortgage Loan Trust
5.235% due 05/25/2040	624	618

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	7,442	7,141

First USA Credit Card Master Trust
5.156% due 04/18/2011	16,500	16,508

Fremont Home Loan Trust
4.925% due 01/25/2037	3,976	3,877
4.935% due 02/25/2037	2,515	2,465

HFC Home Equity Loan Asset-Backed Certificates
5.239% due 01/20/2034	6,951	6,793

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	2,991	2,882

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	3,391	3,318

JPMorgan Mortgage Acquisition Corp.
4.915% due 08/25/2036	2,230	2,192
4.925% due 04/01/2037	7,209	6,901

Lehman XS Trust
4.935% due 05/25/2046	1,549	1,538

Long Beach Mortgage Loan Trust
5.145% due 10/25/2034	156	150

MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036	4,920	4,791

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	$4,811	$4,745

Morgan Stanley ABS Capital I
4.905% due 10/25/2036	2,274	2,244
4.915% due 10/25/2036	2,116	2,023

Nelnet Student Loan Trust
4.944% due 12/22/2016	8,200	8,153
5.182% due 09/25/2012	229	229

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	1,837	1,824

Park Place Securities, Inc.
5.177% due 10/25/2034	2,831	2,455

Residential Asset Securities Corp.
4.905% due 08/25/2036	1,799	1,777
4.935% due 11/25/2036	4,937	4,824

Saxon Asset Securities Trust
4.925% due 10/25/2046	2,245	2,216

SBI HELOC Trust
5.035% due 08/25/2036	3,296	3,144

Securitized Asset-Backed Receivables LLC Trust
4.995% due 05/25/2037	8,177	8,081

SLM Student Loan Trust
5.084% due 10/25/2016	8,758	8,733

Soundview Home Equity Loan Trust
4.965% due 10/25/2036	5,364	5,289

Structured Asset Securities Corp.
4.370% due 10/25/2034	157	156
4.915% due 10/25/2036	6,064	5,958
5.155% due 01/25/2033	73	72

USAA Auto Owner Trust
5.337% due 07/11/2008	1,623	1,624

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	3,315	3,256

Total Asset-Backed Securities (Cost $213,194)		209,835

SOVEREIGN ISSUES 0.6%
China Development Bank
5.000% due 10/15/2015	900	889

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Korea Development Bank
5.380% due 04/03/2010		$25,000	$24,934

South Africa Government International Bond
5.875% due 05/30/2022		500	510

Total Sovereign Issues (Cost $26,393)			26,333

FOREIGN CURRENCY-DENOMINATED ISSUES 0.9%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	4,400	2,401

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	34,214

Total Foreign Currency-Denominated Issues (Cost $35,078)			36,615

		SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049		1,239	13,106

Total Preferred Stocks (Cost $13,056)			13,106

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.8%

CERTIFICATES OF DEPOSIT 3.3%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$11,100	11,103

Barclays Bank PLC
4.619% due 03/17/2008		16,500	16,504

Calyon Financial, Inc.
5.204% due 01/16/2009		9,900	9,885

Dexia S.A.
4.759% due 09/29/2008		34,500	34,511

Fortis Bank NY
4.745% due 04/28/2008		3,600	3,599
4.767% due 06/30/2008		5,100	5,096

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nordea Bank Finland PLC
4.695% due 03/31/2008	$4,800	$4,799
4.991% due 05/28/2008	5,000	5,001
5.230% due 04/09/2009	14,300	14,287

Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	3,400	3,399

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	8,300	8,293
5.340% due 08/21/2008	14,500	14,493

Societe Generale NY
4.802% due 03/28/2008	4,200	4,202
5.270% due 03/26/2008	2,700	2,701

		137,873

COMMERCIAL PAPER 2.7%
Fortis Funding LLC
4.000% due 01/02/2008	109,000	109,000

REPURCHASE AGREEMENTS 1.5%
Fixed Income Clearing Corp.
2.250% due 01/02/2008	61,000	61,000

(Dated 12/31/2007. Collateralized by Fannie Mae 3.940% due 01/14/2009 valued at $62,223. Repurchase proceeds are $61,008.)

U.S. TREASURY BILLS 0.3%
2.931% due 02/28/2008 - 03/13/2008 (b)(d)(e)(h)	12,340	12,230

Total Short-Term Instruments (Cost $320,147)		320,103

PURCHASED OPTIONS (j) 1.1%
(Cost $9,823)		46,191

Total Investments 126.6% (Cost $5,196,081)		$5,231,815

Written Options (k) (0.9%) (Premiums $10,977)		(35,975)

Other Assets and Liabilities (Net) (25.7%)		(1,062,134)

Net Assets (f) 100.0%		$4,133,706

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $3,715 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(e) Securities with an aggregate market value of $1,234 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(f) As of December 31, 2007, portfolio securities with an aggregate value of $22,931 and derivative instruments with an aggregate depreciation of ($940) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(g) The average amount of borrowing outstanding during the period ended December 31, 2007 was $419,311 at a weighted average interest rate of 5.110%. On December 31, 2007, securities valued at $154,522 were pledged as collateral for reverse repurchase agreements.

(h) Securities with an aggregate market value of $7,034 and cash of $19,825 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	8,023	$27,788
90-Day Eurodollar June Futures	Long	06/2008	6,806	17,487
90-Day Eurodollar June Futures	Long	06/2009	293	794
90-Day Eurodollar March Futures	Long	03/2009	4,087	11,086

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2008	3,928	$14,947
U.S. Treasury 2-Year Note March Futures	Short	03/2008	786	(648)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	998	(391)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	1,069	851
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	426	1,318
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1,865	1,688
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	234	700
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	1,017	835
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	641	1,921
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	624	1,623

				$79,999

(i) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	General Motors Corp. 7.125% due 07/15/2013	Sell	4.500%	12/20/2012	$1,300	$(112)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	4.150%	09/20/2012	2,500	(196)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.800%	09/20/2012	500	(15)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	2,500	(246)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.670%	09/20/2012	2,500	(245)
BNP Paribas Bank	General Motors Corp. 7.125% due 07/15/2013	Sell	4.800%	12/20/2012	300	(23)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	3.720%	09/20/2012	2,500	(242)
Credit Suisse USA, Inc.	Multiple Reference Entities of Gazprom	Sell	1.000%	11/20/2008	1,300	(2)
Credit Suisse USA, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.200%	02/20/2017	400	(7)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	12/20/2012	800	(66)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Sell	3.200%	09/20/2012	2,000	(220)
Goldman Sachs & Co.	Anadarko Petroleum Corp. 6.125% due 03/15/2012	Sell	0.150%	03/20/2008	2,500	0
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%	09/20/2012	500	(43)
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.970%	11/20/2008	3,100	(4)
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	1.250%	12/20/2008	7,900	(2)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	04/20/2009	1,600	(9)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.520%	05/20/2009	4,000	(39)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.900%	09/20/2012	2,500	(214)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.750%	09/20/2012	500	(16)
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.550%	12/20/2012	200	(17)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.250%	09/20/2012	2,500	(272)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.750%	09/20/2012	1,000	(96)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	4.850%	09/20/2012	3,200	(217)
JPMorgan Chase & Co.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	1,200	11
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.970%	10/20/2012	700	(19)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.020%	10/20/2012	700	(20)
JPMorgan Chase & Co.	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.730%	01/20/2012	1,000	(5)
JPMorgan Chase & Co.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.250%	01/20/2017	1,200	(16)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	2,200	(8)
Lehman Brothers, Inc.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	3,100	30
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.430%	07/20/2011	600	1
Lehman Brothers, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.170%	04/20/2017	3,000	(71)
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	12/20/2008	5,000	(16)
Merrill Lynch & Co., Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.620%	09/20/2012	1,500	(53)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.850%	09/20/2009	5,400	(489)
Morgan Stanley	General Motors Corp. 7.125% due 07/15/2013	Sell	4.630%	12/20/2012	300	(24)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%	06/20/2008	1,300	(2)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.590%	09/20/2008	15,500	31
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	3,000	(11)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	11,000	(40)

						$(3,004)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.355%	06/20/2012	$14,700	$(276)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.360%	06/20/2012	5,000	(93)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.401%	06/20/2012	3,800	(65)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	1.846%	06/20/2012	1,000	(24)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	1,100	(14)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.179%	06/20/2012	700	(8)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	1.833%	06/20/2012	2,700	(67)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	2.070%	06/20/2012	1,400	(21)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	2.127%	06/20/2012	$500	$(7)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.080%	06/20/2012	1,000	(15)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.140%	06/20/2012	1,900	(24)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.170%	06/20/2012	700	(8)

						$(622)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	03/20/2013	AUD	12,300	$(319)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	03/20/2018		17,000	221
UBS Warburg LLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		117,500	(642)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	16,700	(141)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		4,300	(32)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		11,000	(85)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		5,900	38
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.980%	01/02/2012		20,800	(252)
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		14,200	58
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		28,700	(427)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		22,600	(99)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	1,400	14
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012		1,200	(22)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	68
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	5.000%	12/19/2009		26,700	137
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	03/20/2009		9,600	(55)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		2,400	(44)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		17,100	(3)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		8,400	(162)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		9,300	(195)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		9,400	0
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		1,800	(33)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		1,500	(28)
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	22
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008	GBP	24,100	99
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		13,600	94
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		14,400	238
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,900	205
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,200	307
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		2,800	30
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008		14,400	55
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		28,500	284
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009		74,700	1,617
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	12/19/2009		6,300	239
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.500%	12/15/2036		5,000	(575)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	12/19/2037		800	(117)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		5,500	341
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		17,500	(591)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,200	160
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		12,700	82
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009		21,200	445
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		10,000	721
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	5.500%	12/15/2036		1,400	(173)
Barclays Bank PLC	6-Month JPY-LIBOR	Pay	2.000%	12/19/2017	JPY	520,000	110
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000%	12/19/2017		990,000	211
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	12,100	(26)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012		46,500	(83)
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$160,200	576
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		11,900	78
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		12,300	149
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		25,300	(454)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		78,100	320
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		7,600	(228)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		81,600	117
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		48,900	238
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		14,100	64
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		119,400	335
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		25,300	318
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		7,900	(235)

							$2,970

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(j) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$261,000	$1,258	$5,417
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	100,000	288	764
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.200%	02/02/2009	113,000	848	2,938
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	236,900	1,254	4,794
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	349,600	1,237	7,257
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	222,600	1,104	5,210
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	271,800	1,580	5,500
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	94,900	377	1,970
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008	380,900	1,304	7,579
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	201,000	573	4,762

							$9,823	$46,191

(k) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$111.000	02/22/2008	246	$149	$177
Call - CBOT U.S. Treasury 10-Year Note March Futures	111.000	02/22/2008	97	41	276
Call - CBOT U.S. Treasury 10-Year Note March Futures	112.000	02/22/2008	110	89	235
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	118	88	184
Call - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/22/2008	463	382	521
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.000	02/22/2008	246	176	108
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	118	49	7
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	463	254	116

				$1,228	$1,624

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$112,900	$1,265	$4,114
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	22,000	274	725
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.450%	02/02/2009	49,000	842	2,491
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	102,000	1,202	3,526
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	152,000	1,258	5,539
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	97,000	1,164	4,047
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	56,500	751	1,953
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	62,000	763	2,264
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	41,100	371	1,498
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	128,100	1,298	5,031
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	67,000	561	3,163

							$9,749	$34,351

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
U.S. Treasury Bonds	3.125%	11/30/2009	$24,600	$24,582	$24,813
U.S. Treasury Notes	4.500%	05/15/2017	52,900	53,820	55,236

				$78,402	$80,049

(2) Market value includes $568 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	4,486	05/2008	$0	$(2)	$(2)
Buy	AUD	11,307	01/2008	0	(3)	(3)
Sell		2,337	01/2008	13	0	13
Buy		1,903	02/2008	40	0	40
Buy	BRL	260,790	03/2008	13,138	(14)	13,124
Buy		2,292	07/2008	14	0	14
Buy	CAD	82	01/2008	0	(1)	(1)
Sell		82	01/2008	0	0	0

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CLP	709,183	03/2008	$76	$0	$76
Buy	CNY	23,778	01/2008	36	0	36
Sell		23,778	01/2008	0	(60)	(60)
Sell	EUR	24,868	01/2008	57	0	57
Sell	GBP	30,859	01/2008	705	(11)	694
Buy	IDR	24,255,000	05/2008	0	(197)	(197)
Buy	INR	310,998	05/2008	465	0	465
Buy		313,122	08/2008	0	(42)	(42)
Buy	JPY	389,379	02/2008	0	(8)	(8)
Buy	KRW	7,966,317	01/2008	0	(224)	(224)
Buy		3,717,958	05/2008	7	(25)	(18)
Buy		8,054,816	08/2008	0	(39)	(39)
Buy	KWD	226	05/2008	4	0	4
Buy	MXN	199,000	03/2008	137	(33)	104
Sell		58,522	03/2008	0	(42)	(42)
Buy		78,967	07/2008	65	(12)	53
Buy	MYR	33,669	05/2008	177	0	177
Buy	NZD	1,690	01/2008	32	0	32
Buy		1,690	02/2008	0	(8)	(8)
Buy	PHP	391,443	05/2008	903	0	903
Buy	PLN	12,064	03/2008	371	0	371
Sell		12,064	03/2008	0	(54)	(54)
Buy		42,477	07/2008	1,543	0	1,543
Sell		42,477	07/2008	0	(180)	(180)
Buy	RUB	438,574	01/2008	761	0	761
Sell		438,574	01/2008	35	(3)	32
Buy		645,366	07/2008	643	0	643
Sell		208,477	07/2008	0	(223)	(223)
Buy		188,154	11/2008	0	(34)	(34)
Buy	SAR	3,061	05/2008	0	(4)	(4)
Buy	SEK	15,753	03/2008	0	(26)	(26)
Buy	SGD	17,451	02/2008	337	(2)	335
Buy		24,838	05/2008	760	0	760
Buy	ZAR	148	03/2008	1	0	1
Buy		4,932	07/2008	8	(27)	(19)

				$20,328	$(1,274)	$19,054

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

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Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	KWD	Kuwaiti Dinar
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippines Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SAR	Saudi Riyal
IDR	Indonesian Rupiah	SEK	Swedish Krona
INR	Indian Rupee	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest.

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Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(q) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $8,070,861 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(r) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(s) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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(t) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(u) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%)

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,340,638	$10,876,665	$1,073,638	$278,429

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	2,036	$942,800	EUR	95,000	GBP	11,000	$11,691
Sales	15,205	1,062,600		0		0	16,791
Closing Buys	(3,050)	(649,400)		(95,000)		(11,000)	(8,588)
Expirations	(7,940)	(448,400)		0		0	(7,165)
Exercised	(4,390)	(18,000)		0		0	(1,752)
Balance at 12/31/2007	1,861	$889,600	EUR	0	GBP	0	$10,977

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,918	$69,824	8,090	$81,954
Administrative Class	122,163	1,239,373	83,252	843,490
Advisor Class	1,695	17,136	1,856	18,782

Issued as reinvestment of distributions
Institutional Class	884	8,995	790	8,017
Administrative Class	14,528	147,809	12,178	123,518
Advisor Class	124	1,260	35	362

Cost of shares redeemed
Institutional Class	(3,734)	(37,799)	(7,223)	(73,276)
Administrative Class	(73,445)	(742,819)	(51,636)	(522,647)
Advisor Class	(563)	(5,724)	(32)	(329)
Net increase resulting from Portfolio share transactions	68,570	$698,055	47,310	$479,871

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	97
Administrative Class	7	66
Advisor Class	3	97

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007,

22	PIMCO Variable Insurance Trust

December 31, 2007

the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 49,567	$ 34,179	$ 18,926	$ (2,242)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 5,196,974	$ 65,358	$ (30,517)	$ 34,841

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 177,855	$ 0	$ 0
12/31/2006	152,107	0	0

(4) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2007:

Total Return Portfolio	0.55%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown*

U.S. Government Agencies	59.0%
Corporate Bonds & Notes	19.5%
Short-Term Instruments	6.1%
Mortgage-Backed Securities	6.1%
Asset-Backed Securities	4.0%
Other	5.3%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	Portfolio Inception (02/28/06)
PIMCO Total Return Portfolio Advisor Class	8.63%	6.35%
Lehman Brothers Aggregate Bond Index±	6.97%	5.96%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.77% for Advisor Class shares.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,082.82	$1,019.71
Expenses Paid During Period†	$5.72	$5.55

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio’s above-benchmark duration, or sensitivity to changes in market interest rates, added to returns as government yields fell during the year.

»	An emphasis on the front-end of the U.S. yield curve contributed to returns as the curve steepened as measured by the difference between two- and 30-year yields.

»	An overweight to mortgage-backed securities detracted from returns as they underperformed like-duration U.S. Treasuries.

»	An underweight to corporate securities added to returns as they underperformed like-duration U.S. Treasuries.

»	An allocation to major non-U.S. markets, particularly short-term rates in the U.K., added to returns as the yield curve steepened as measured by the difference between two- and 30-year yields.

»	Emerging market and high-yield bonds detracted from performance as the flight-to-quality in the latter part of the year led to underperformance in these sectors relative to U.S. Treasuries.

»	Moderate exposure to a broad basket of currencies benefited returns as most emerging and developed currencies appreciated relative to the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.12	$10.24
Net investment income (a)	0.48	0.38
Net realized/unrealized gain (loss) on investments	0.37	(0.08)
Total income from investment operations	0.85	0.30
Dividends from net investment income	(0.48)	(0.37)
Distributions from net realized capital gains	0.00	(0.05)
Total distributions	(0.48)	(0.42)
Net asset value end of year or period	$10.49	$10.12
Total return	8.63%	3.09%
Net assets end of year or period (000s)	$32,679	$18,811
Ratio of expenses to average net assets	0.93%	0.77%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%*
Ratio of net investment income to average net assets	4.69%	4.49%*
Portfolio turnover rate	298%	303%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$5,170,815
Repurchase agreements, at value	61,000
Cash	4,359
Deposits with brokers for open futures contracts	19,825
Foreign currency, at value	10,035
Receivable for investments sold	549,213
Receivable for investments sold on a delayed-delivery basis	21,646
Receivable for Portfolio shares sold	3,085
Interest and dividends receivable	23,214
Variation margin receivable	4,670
Swap premiums paid	7,335
Unrealized appreciation on foreign currency contracts	20,328
Unrealized appreciation on swap agreements	8,064
5,903,589

Liabilities:
Payable for the reverse repurchase agreements	$150,466
Payable for investments purchased	1,365,165
Payable for investments purchased on a delayed-delivery basis	98,491
Payable for Portfolio shares redeemed	20,660
Payable for short sales	80,049
Written options outstanding	35,975
Dividends payable	1,814
Accrued investment advisory fee	843
Accrued administrative fee	842
Accrued distribution fee	13
Accrued servicing fee	455
Variation margin payable	240
Swap premiums received	4,876
Unrealized depreciation on foreign currency contracts	1,274
Unrealized depreciation on swap agreements	8,720
1,769,883

Net Assets	$4,133,706

Net Assets Consist of:
Paid in capital	$4,033,276
Undistributed net investment income	10,939
Accumulated undistributed net realized (loss)	(18,628)
Net unrealized appreciation	108,119
$4,133,706

Net Assets:
Institutional Class	$207,312
Administrative Class	3,893,715
Advisor Class	32,679

Shares Issued and Outstanding:
Institutional Class	19,758
Administrative Class	371,088
Advisor Class	3,115

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.49
Administrative Class	10.49
Advisor Class	10.49

Cost of Investments Owned	$5,135,081
Cost of Repurchase Agreements Owned	$61,000
Cost of Foreign Currency Held	$9,990
Proceeds Received on Short Sales	$78,402
Premiums Received on Written Options	$10,977

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$205,839
Dividends	952
Miscellaneous income	138
Total Income	206,929

Expenses:
Investment advisory fees	9,200
Administrative fees	9,200
Servicing fees – Administrative Class	5,209
Servicing fees – Advisor Class	67
Trustees’ fees	65
Interest expense	6,564
Total Expenses	30,305

Net Investment Income	176,624

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	13,360
Net realized (loss) on futures contracts, written options and swaps	(16,612)
Net realized gain on foreign currency transactions	11,451
Net change in unrealized appreciation on investments	46,836
Net change in unrealized appreciation on futures contracts, written options and swaps	70,980
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	18,611
Net Gain	144,626

Net Increase in Net Assets Resulting from Operations	$321,250

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase in Net Assets from:

Operations:
Net investment income	$176,624	$132,299
Net realized gain	8,199	5,631
Net change in unrealized appreciation (depreciation)	136,427	(21,541)
Net increase resulting from operations	321,250	116,389

Distributions to Shareholders:
From net investment income
Institutional Class	(8,995)	(7,166)
Administrative Class	(167,600)	(127,175)
Advisor Class	(1,260)	(267)
From net realized capital gains
Institutional Class	0	(917)
Administrative Class	0	(16,487)
Advisor Class	0	(95)

Total Distributions	(177,855)	(152,107)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	69,824	81,954
Administrative Class	1,239,373	843,490
Advisor Class	17,136	18,782
Issued as reinvestment of distributions
Institutional Class	8,995	8,017
Administrative Class	147,809	123,518
Advisor Class	1,260	362
Cost of shares redeemed
Institutional Class	(37,799)	(73,276)
Administrative Class	(742,819)	(522,647)
Advisor Class	(5,724)	(329)
Net increase resulting from Portfolio share transactions	698,055	479,871

Total Increase in Net Assets	841,450	444,153

Net Assets:
Beginning of year	3,292,256	2,848,103
End of year*	$4,133,706	$3,292,256

*Including undistributed net investment income of:	$10,939	$1,862

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 1.1%
Cablevision Systems Corp.
6.595% due 02/24/2013	$7	$6

CSC Holdings, Inc.
6.415% due 02/24/2013	2,555	2,418

Daimler Finance North America LLC
9.000% due 08/03/2012	17,955	17,310

Fresenius Medical Care Capital Trust
6.205% due 03/22/2013	963	931
6.316% due 03/22/2013	345	333
6.437% due 03/22/2013	197	190
6.624% due 03/22/2013	49	48

HCA, Inc.
6.330% due 11/16/2012	4,897	4,656

Kinder Morgan, Inc.
6.225% due 11/24/2013	9,975	9,921

SLM Corp.
6.000% due 02/16/2008	8,100	8,071

Total Bank Loan Obligations (Cost $44,251)		43,884

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 19.6%
AIG-Fp Matched Funding Corp.
4.991% due 06/16/2008	6,200	6,200

American Express Bank FSB
5.009% due 10/20/2009	6,800	6,773
5.038% due 10/16/2008	8,100	8,084
6.000% due 09/13/2017	3,900	3,929

American Express Centurion Bank
5.250% due 05/07/2008	6,200	6,195
5.252% due 06/12/2009	9,100	9,071
6.000% due 09/13/2017	3,900	3,929

American Express Credit Corp.
5.302% due 11/09/2009	6,700	6,590

American International Group, Inc.
5.050% due 10/01/2015	1,300	1,257
5.078% due 06/16/2009	5,400	5,400
6.250% due 03/15/2087	2,100	1,884

Bank of America Corp.
4.875% due 11/06/2009	4,000	3,988
5.056% due 09/18/2009	6,100	6,094
6.000% due 09/01/2017	7,000	7,165

Bank of America N.A.
4.966% due 12/18/2008	1,000	1,000
5.040% due 02/27/2009	5,200	5,191
6.000% due 10/15/2036	2,100	2,015

Bank of Scotland PLC
5.254% due 07/17/2009	10,400	10,389

Barclays Bank PLC
5.450% due 09/12/2012	40,000	41,042

Bear Stearns Cos., Inc.
4.920% due 03/30/2009	7,100	6,922
5.025% due 05/18/2010	12,200	11,536
5.072% due 08/21/2009	18,300	17,629
5.284% due 01/30/2009	7,180	7,106

BNP Paribas
5.186% due 06/29/2049	15,600	14,219

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	3,971

CIT Group Holdings, Inc.
5.134% due 01/30/2009	13,700	12,874

CIT Group, Inc.
5.025% due 08/17/2009	7,100	6,594
5.091% due 12/19/2008	2,400	2,266

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citigroup Capital XXI
8.300% due 12/21/2057	$8,000	$8,377

Citigroup Funding, Inc.
4.858% due 06/26/2009	5,300	5,221
4.896% due 04/23/2009	4,000	3,977
5.136% due 12/08/2008	2,000	1,984

Citigroup, Inc.
4.872% due 12/28/2009	5,300	5,206
4.898% due 12/26/2008	21,880	21,793
5.300% due 10/17/2012	2,200	2,231
5.500% due 08/27/2012	5,500	5,615
5.850% due 07/02/2013	1,400	1,443
6.125% due 08/25/2036	15,000	14,244

Credit Agricole S.A.
5.053% due 05/28/2009	5,900	5,905
5.103% due 05/28/2010	6,800	6,803

DBS Bank Ltd.
5.098% due 05/16/2017	1,000	952

Deutsche Bank AG
6.000% due 09/01/2017	12,400	12,882

DnB NORBank ASA
5.312% due 10/13/2009	5,700	5,705

Export-Import Bank of China
4.875% due 07/21/2015	900	882

Export-Import Bank of Korea
4.125% due 02/10/2009	140	138
5.214% due 06/01/2009	8,500	8,516

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	4,200	3,988
7.375% due 10/28/2009	5,000	4,708

General Electric Capital Corp.
4.939% due 08/15/2011	14,200	13,964
5.095% due 10/26/2009	12,500	12,475
5.250% due 01/20/2010	5,400	5,339
5.280% due 10/21/2010	14,360	14,363
5.284% due 01/05/2009	11,000	10,990
5.303% due 10/06/2010	4,600	4,564
6.375% due 11/15/2067	12,200	12,619

GMAC LLC
6.000% due 12/15/2011	1,100	923
6.034% due 09/23/2008	3,900	3,768

Goldman Sachs Group, Inc.
4.880% due 03/30/2009	8,700	8,666
4.924% due 12/23/2008	1,600	1,596
4.969% due 11/10/2008	7,100	7,085
4.974% due 12/22/2008	4,800	4,788
4.974% due 06/23/2009	13,070	12,865
5.111% due 07/29/2008	6,000	5,993
6.250% due 09/01/2017	14,900	15,529

HBOS PLC
5.920% due 09/29/2049	1,100	961

HSBC Bank USA N.A.
5.286% due 06/10/2009	7,700	7,673

HSBC Finance Corp.
5.121% due 09/15/2008	3,600	3,599
5.240% due 10/21/2009	4,500	4,481
5.281% due 12/05/2008	5,900	5,887

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,243
6.500% due 09/15/2037	2,900	2,820

John Deere Capital Corp.
5.292% due 07/15/2008	6,400	6,397

JPMorgan Chase & Co.
4.915% due 06/26/2009	4,900	4,879
4.915% due 05/07/2010	9,700	9,634
6.000% due 01/15/2018	3,900	3,975

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	$8,000	$8,151

JPMorgan Chase Capital
6.550% due 09/29/2036	1,200	1,086

Lehman Brothers Holdings, Inc.
4.934% due 12/23/2008	800	787
4.978% due 11/16/2009	15,260	14,873
5.082% due 08/21/2009	11,900	11,568
5.129% due 11/10/2009	4,500	4,371
5.170% due 05/25/2010	5,200	5,002
5.320% due 04/03/2009	5,300	5,185
5.429% due 07/18/2011	4,800	4,555

Longpoint Re Ltd.
10.241% due 05/08/2010	2,900	2,977

Merrill Lynch & Co., Inc.
4.914% due 12/22/2008	3,500	3,454
4.948% due 05/08/2009	3,500	3,407
4.960% due 08/14/2009	6,200	6,070
5.191% due 10/23/2008	7,500	7,400
5.211% due 12/04/2009	7,300	7,080
5.284% due 07/25/2011	8,500	7,925

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,563

Metropolitan Life Global Funding I
4.945% due 05/17/2010	15,200	15,098
5.125% due 11/09/2011	8,200	8,424

Morgan Stanley
4.925% due 05/07/2009	8,700	8,596
4.972% due 11/21/2008	4,900	4,865
5.006% due 02/09/2009	14,600	14,423
5.332% due 01/15/2010	8,200	8,112

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	664

Mystic Re Ltd.
15.081% due 06/07/2011	3,000	3,161

National Australia Bank Ltd.
5.181% due 09/11/2009	5,300	5,297

Osiris Capital PLC
10.242% due 01/15/2010	3,100	3,139

Petroleum Export Ltd.
5.265% due 06/15/2011	755	750

Phoenix Quake Ltd.
7.680% due 07/03/2008	800	802

Phoenix Quake Wind I Ltd.
7.680% due 07/03/2008	800	801

Phoenix Quake Wind II Ltd.
8.730% due 07/03/2008	400	390

Residential Capital LLC
7.615% due 05/22/2009	7,900	5,648

Residential Reinsurance 2007 Ltd.
15.374% due 06/07/2010	1,500	1,564

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,117

Royal Bank of Scotland Group PLC
5.230% due 07/21/2008	11,400	11,398

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	11,953

Santander U.S. Debt S.A. Unipersonal
4.970% due 09/19/2008	6,900	6,878
5.201% due 11/20/2009	10,900	10,771

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	3,797

State Street Capital Trust IV
5.991% due 06/15/2037	1,000	779

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
TNK-BP Finance S.A.
6.125% due 03/20/2012	$1,200	$1,146

UBS AG
5.875% due 12/20/2017	4,700	4,742

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	326

USB Capital IX
6.189% due 04/15/2049	900	815

VTB Capital S.A.
5.494% due 08/01/2008	6,000	5,947

Wachovia Bank N.A.
4.848% due 06/27/2008	6,300	6,295
4.924% due 03/23/2009	7,100	7,086
5.200% due 10/03/2008	8,800	8,784

Wachovia Corp.
5.174% due 12/01/2009	4,400	4,364

Wells Fargo & Co.
5.091% due 09/15/2009	2,415	2,399

Westpac Banking Corp.
5.212% due 06/06/2008	4,000	3,998

World Savings Bank FSB
5.249% due 03/02/2009	7,900	7,925

ZFS Finance USA Trust I
5.875% due 05/09/2032	4,400	4,117

		809,784

INDUSTRIALS 3.2%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	100	113

Amgen, Inc.
5.133% due 11/28/2008	14,000	13,987

Anadarko Petroleum Corp.
5.391% due 09/15/2009	10,000	9,849

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,630
6.450% due 09/15/2037	2,400	2,639

BP AMI Leasing, Inc.
4.868% due 06/26/2009	13,600	13,614

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	6,000	6,505

CODELCO, Inc.
6.150% due 10/24/2036	700	694

Comcast Corp.
5.542% due 07/14/2009	7,700	7,675
5.875% due 02/15/2018	1,700	1,698
6.450% due 03/15/2037	1,700	1,737

Daimler Finance North America LLC
5.328% due 08/03/2009	6,300	6,259
5.461% due 03/13/2009	2,900	2,885

El Paso Corp.
6.750% due 05/15/2009	6,000	6,088
7.800% due 08/01/2031	1,000	1,020
7.875% due 06/15/2012	5,000	5,218
9.625% due 05/15/2012	800	880

Gaz Capital for Gazprom
6.212% due 11/22/2016	1,200	1,154

HJ Heinz Co.
6.428% due 12/01/2008	1,100	1,120

Peabody Energy Corp.
7.875% due 11/01/2026	2,200	2,244

Rohm & Haas Co.
6.000% due 09/15/2017	3,700	3,766

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.109% due 11/13/2009	$6,600	$6,440

Transocean, Inc.
5.341% due 09/05/2008	6,200	6,170

United Airlines, Inc.
6.071% due 03/01/2013	2,644	2,632
8.030% due 01/01/2013 (a)	465	532

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,311
6.875% due 11/21/2036	1,300	1,322

Wal-Mart Stores, Inc.
4.891% due 06/16/2008	14,200	14,205

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,114

		131,501

UTILITIES 1.9%
AT&T, Inc.
4.978% due 02/05/2010	3,600	3,570
5.080% due 11/14/2008	4,200	4,195

BellSouth Corp.
4.240% due 04/26/2021	5,500	5,481
4.969% due 08/15/2008	10,200	10,185

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	19,261

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,093
6.000% due 12/01/2012	6,500	6,451

Korea Electric Power Corp.
5.125% due 04/23/2034	90	91

NGPL Pipe Co. LLC
6.514% due 12/15/2012	5,800	5,895

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	650

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,461

TPSA Finance BV
7.750% due 12/10/2008	120	123

Verizon Communications, Inc.
5.280% due 04/03/2009	14,500	14,370

		80,826

Total Corporate Bonds & Notes (Cost $1,030,957)		1,022,111

MUNICIPAL BONDS & NOTES 0.1%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,836

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,150	1,097

Total Municipal Bonds & Notes (Cost $4,817)		4,933

COMMODITY INDEX-LINKED NOTES 0.2%

GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN 0.2%
Morgan Stanley
4.805% due 07/07/2008	10,000	10,019

Total Commodity Index-Linked Notes (Cost $10,000)		10,019

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 74.6%
Fannie Mae
4.000% due 10/01/2018	$383	$369
4.500% due 02/01/2035 - 06/25/2043	7,163	7,075
4.669% due 05/25/2035	1,300	1,311
4.725% due 04/01/2035	2,729	2,744
4.732% due 04/01/2035	3,937	3,959
4.848% due 08/01/2035	5,871	5,871
4.925% due 12/25/2036 - 07/25/2037	13,907	13,454
5.000% due 02/25/2017 - 02/01/2038	478,308	468,758
5.215% due 03/25/2044	5,400	5,347
5.500% due 04/01/2014 - 02/01/2038	1,195,896	1,195,699
5.500% due 05/01/2034 - 02/01/2035 (g)	113,467	113,524
5.632% due 11/01/2035	281	280
5.633% due 10/01/2032	1,457	1,458
6.000% due 04/01/2016 - 01/01/2038	675,392	686,415
6.000% due 10/01/2037 - 11/01/2037 (g)	102,030	103,633
6.063% due 06/01/2043 -
07/01/2044	6,112	6,116
6.188% due 09/01/2034	2,271	2,308
6.263% due 09/01/2040	35	35
6.341% due 12/01/2036	2,285	2,317
6.500% due 06/01/2029 - 01/01/2038	42,433	43,627
7.000% due 04/25/2023 - 06/01/2032	3,076	3,217
7.026% due 01/01/2025	26	27
7.082% due 09/01/2039	92	93
7.155% due 11/01/2025	2	1

Federal Housing Administration
7.430% due 01/25/2023	51	52

Freddie Mac
4.500% due 04/01/2018 - 10/01/2018	2,149	2,114
5.000% due 04/01/2018 - 09/01/2035	14,357	14,246
5.178% due 07/15/2019 - 10/15/2020	122,052	121,582
5.258% due 02/15/2019	43,447	43,233
5.328% due 05/15/2036	4,854	4,842
5.478% due 11/15/2030	30	30
5.500% due 04/01/2033 - 02/01/2038	159,947	159,554
5.528% due 09/15/2030	27	27
6.000% due 07/01/2016 - 01/01/2038	54,522	55,364
6.063% due 02/25/2045	716	715
6.500% due 03/01/2013 - 03/01/2034	846	880
7.000% due 06/15/2023	1,710	1,771
7.334% due 07/01/2027	2	2
7.338% due 01/01/2028	2	2
7.364% due 07/01/2030	2	2
7.500% due 07/15/2030 - 03/01/2032	248	262
8.500% due 08/01/2024	14	15

Ginnie Mae
5.349% due 06/20/2030	1	1
5.449% due 09/20/2030	22	22
5.500% due 04/15/2033 - 09/15/2033	510	514
5.625% due 07/20/2030	11	11
5.628% due 02/16/2030	226	229
5.750% due 02/20/2032	630	637
6.000% due 05/15/2037 - 06/15/2037	3,949	4,044

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.125% due 10/20/2029 - 11/20/2029	$222	$225
6.375% due 04/20/2026 - 05/20/2030	101	102
6.500% due 03/15/2031 - 04/15/2032	228	236

Small Business Administration
5.130% due 09/01/2023	71	72
6.030% due 02/01/2012	4,410	4,509
6.290% due 01/01/2021	172	179
6.344% due 08/01/2011	424	435
7.449% due 08/01/2010	6	6
7.500% due 04/01/2017	896	936
8.017% due 02/10/2010	73	76

Total U.S. Government Agencies (Cost $3,073,231)		3,084,565

U.S. TREASURY OBLIGATIONS 2.3%
Treasury Inflation Protected Securities (c)
2.000% due 01/15/2014	4,208	4,348
2.000% due 01/15/2026	7,242	7,215
2.375% due 04/15/2011	421	439
2.375% due 01/15/2025	7,315	7,682
2.375% due 01/15/2027	65,959	69,772
2.625% due 07/15/2017	2,535	2,736
3.625% due 04/15/2028	1,550	1,964

Total U.S. Treasury Obligations (Cost $93,184)		94,156

MORTGAGE-BACKED SECURITIES 7.8%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	3,149	3,024

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	392
4.875% due 06/10/2039	335	335

Banc of America Funding Corp.
4.111% due 05/25/2035	4,773	4,715

Banc of America Mortgage Securities, Inc.
4.150% due 10/25/2033	3,863	3,823
4.341% due 05/25/2033	9,447	9,422
6.500% due 10/25/2031	1,123	1,140
6.500% due 09/25/2033	467	476

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	16,133	16,029
4.779% due 01/25/2034	2,719	2,685
4.780% due 11/25/2034	3,543	3,525
4.956% due 01/25/2035	4,673	4,637
5.037% due 04/25/2033	1,192	1,195
5.073% due 11/25/2034	10,979	10,967
5.608% due 02/25/2033	275	274
5.705% due 07/25/2034	4,828	4,848
5.789% due 02/25/2033	246	250
6.267% due 11/25/2030	8	8

Bear Stearns Alt-A Trust
5.368% due 05/25/2035	6,330	6,257
5.527% due 09/25/2035	3,706	3,652

Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	9,400	9,622

Bear Stearns Structured Products, Inc.
4.989% due 01/25/2037	4,839	4,790
5.684% due 01/26/2036	7,663	7,595
5.787% due 12/26/2046	4,410	4,356

Citigroup Commercial Mortgage Trust
5.098% due 08/15/2021	1,404	1,359

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,672	1,642

Commercial Mortgage Pass-Through Certificates
6.455% due 05/15/2032	5,601	5,618

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	$80	$79
5.045% due 05/25/2047	5,108	4,824

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	12,224	12,161
4.801% due 11/25/2034	6,709	6,664
5.135% due 05/25/2034	89	89
5.250% due 02/20/2036	1,930	1,914

CS First Boston Mortgage Securities Corp.
6.700% due 06/25/2032	22	22

First Nationwide Trust
6.750% due 08/21/2031	34	34

Greenpoint Mortgage Funding Trust
4.945% due 10/25/2046	5,794	5,674
4.945% due 01/25/2047	6,147	6,029

Greenpoint Mortgage Pass-Through Certificates
4.381% due 10/25/2033	5,722	5,674

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	932

GS Mortgage Securities Corp. II
5.342% due 03/06/2020	8,317	7,954
5.396% due 08/10/2038	905	925

GSR Mortgage Loan Trust
4.539% due 09/25/2035	20,329	20,178
5.251% due 11/25/2035	7,664	7,409

Harborview Mortgage Loan Trust
5.055% due 01/19/2038	8,193	8,097
5.148% due 07/19/2035	5,683	5,617
5.155% due 01/19/2038	12,996	12,193
5.185% due 05/19/2035	1,267	1,199

Impac Secured Assets CMN Owner Trust
4.945% due 01/25/2037	3,733	3,664

Indymac ARM Trust
6.574% due 01/25/2032	5	5

Indymac Index Mortgage Loan Trust
4.955% due 11/25/2046	3,557	3,469

JPMorgan Mortgage Trust
5.023% due 02/25/2035	5,530	5,421

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.108% due 09/15/2021	1,191	1,189

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	6,528	6,467

Merrill Lynch Mortgage Investors, Inc.
5.075% due 02/25/2036	3,431	3,305

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	512

MLCC Mortgage Investors, Inc.
5.115% due 11/25/2035	1,190	1,150
5.865% due 10/25/2035	1,880	1,848

Morgan Stanley Capital I
4.050% due 01/13/2041	530	525
5.088% due 10/15/2020	2,703	2,643

Prime Mortgage Trust
5.265% due 02/25/2019	206	206
5.265% due 02/25/2034	1,018	997

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,127	1,128

Structured Asset Mortgage Investments, Inc.
5.215% due 07/19/2035	7,352	7,085
5.295% due 09/19/2032	156	152

Structured Asset Securities Corp.
6.039% due 02/25/2032	22	22
6.150% due 07/25/2032	18	18

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
4.975% due 11/25/2046	$5,318	$5,198

Wachovia Bank Commercial Mortgage Trust
5.108% due 06/15/2020	9,751	9,339
5.118% due 09/15/2021	18,800	18,517

Washington Mutual, Inc.
5.155% due 10/25/2045	1,341	1,261
5.988% due 11/25/2042	863	837
6.188% due 08/25/2042	2,056	1,979

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	8,712	8,621
4.950% due 03/25/2036	7,779	7,697
4.998% due 12/25/2034	6,496	6,405

Total Mortgage-Backed Securities (Cost $321,950)		319,964

ASSET-BACKED SECURITIES 5.1%
ACE Securities Corp.
4.915% due 12/25/2036	2,037	1,979

American Express Credit Account Master Trust
5.138% due 09/15/2010	35,400	35,409

Amortizing Residential Collateral Trust
5.135% due 06/25/2032	300	294

Argent Securities, Inc.
4.915% due 09/25/2036	1,953	1,925

Asset-Backed Funding Certificates
4.925% due 11/25/2036	5,381	5,212
4.925% due 01/25/2037	3,867	3,807

Bear Stearns Asset-Backed Securities Trust
4.945% due 10/25/2036	2,395	2,366
4.955% due 06/25/2047	3,830	3,685

Chase Credit Card Master Trust
5.138% due 02/15/2011	9,900	9,899

Countrywide Asset-Backed Certificates
4.915% due 01/25/2037	4,367	4,311
4.915% due 05/25/2037	7,221	7,076
4.915% due 12/25/2046	1,658	1,636

Credit-Based Asset Servicing & Securitization LLC
4.925% due 11/25/2036	4,134	3,992

DaimlerChrysler Auto Trust
5.250% due 05/08/2009	2,265	2,267

EMC Mortgage Loan Trust
5.235% due 05/25/2040	624	618

First Franklin Mortgage Loan Asset-Backed Certificates
4.915% due 11/25/2036	7,442	7,141

First USA Credit Card Master Trust
5.156% due 04/18/2011	16,500	16,508

Fremont Home Loan Trust
4.925% due 01/25/2037	3,976	3,877
4.935% due 02/25/2037	2,515	2,465

HFC Home Equity Loan Asset-Backed Certificates
5.239% due 01/20/2034	6,951	6,793

HSI Asset Securitization Corp. Trust
4.915% due 12/25/2036	2,991	2,882

Indymac Residential Asset-Backed Trust
4.925% due 04/25/2037	3,391	3,318

JPMorgan Mortgage Acquisition Corp.
4.915% due 08/25/2036	2,230	2,192
4.925% due 04/01/2037	7,209	6,901

Lehman XS Trust
4.935% due 05/25/2046	1,549	1,538

Long Beach Mortgage Loan Trust
5.145% due 10/25/2034	156	150

MASTR Asset-Backed Securities Trust
4.925% due 11/25/2036	4,920	4,791

See Accompanying Notes	Annual Report	December 31, 2007	11

Schedule of Investments  Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Merrill Lynch Mortgage Investors, Inc.
4.935% due 08/25/2036	$4,811	$4,745

Morgan Stanley ABS Capital I
4.905% due 10/25/2036	2,274	2,244
4.915% due 10/25/2036	2,116	2,023

Nelnet Student Loan Trust
4.944% due 12/22/2016	8,200	8,153
5.182% due 09/25/2012	229	229

Newcastle Mortgage Securities Trust
4.935% due 03/25/2036	1,837	1,824

Park Place Securities, Inc.
5.177% due 10/25/2034	2,831	2,455

Residential Asset Securities Corp.
4.905% due 08/25/2036	1,799	1,777
4.935% due 11/25/2036	4,937	4,824

Saxon Asset Securities Trust
4.925% due 10/25/2046	2,245	2,216

SBI HELOC Trust
5.035% due 08/25/2036	3,296	3,144

Securitized Asset-Backed Receivables LLC Trust
4.995% due 05/25/2037	8,177	8,081

SLM Student Loan Trust
5.084% due 10/25/2016	8,758	8,733

Soundview Home Equity Loan Trust
4.965% due 10/25/2036	5,364	5,289

Structured Asset Securities Corp.
4.370% due 10/25/2034	157	156
4.915% due 10/25/2036	6,064	5,958
5.155% due 01/25/2033	73	72

USAA Auto Owner Trust
5.337% due 07/11/2008	1,623	1,624

Wells Fargo Home Equity Trust
4.915% due 01/25/2037	3,315	3,256

Total Asset-Backed Securities (Cost $213,194)		209,835

SOVEREIGN ISSUES 0.6%
China Development Bank
5.000% due 10/15/2015	900	889

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Korea Development Bank
5.380% due 04/03/2010		$25,000	$24,934

South Africa Government International Bond
5.875% due 05/30/2022		500	510

Total Sovereign Issues (Cost $26,393)			26,333

FOREIGN CURRENCY-DENOMINATED ISSUES 0.9%
Brazilian Government International Bond
10.250% due 01/10/2028	BRL	4,400	2,401

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	34,214

Total Foreign Currency-Denominated Issues (Cost $35,078)			36,615

		SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
6.979% due 12/31/2049		1,239	13,106

Total Preferred Stocks (Cost $13,056)			13,106

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.8%

CERTIFICATES OF DEPOSIT 3.3%
Abbey National Treasury Services PLC
5.175% due 07/02/2008		$11,100	11,103

Barclays Bank PLC
4.619% due 03/17/2008		16,500	16,504

Calyon Financial, Inc.
5.204% due 01/16/2009		9,900	9,885

Dexia S.A.
4.759% due 09/29/2008		34,500	34,511

Fortis Bank NY
4.745% due 04/28/2008		3,600	3,599
4.767% due 06/30/2008		5,100	5,096

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nordea Bank Finland PLC
4.695% due 03/31/2008	$4,800	$4,799
4.991% due 05/28/2008	5,000	5,001
5.230% due 04/09/2009	14,300	14,287

Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	3,400	3,399

Skandinaviska Enskilda Banken AB
4.869% due 02/13/2009	8,300	8,293
5.340% due 08/21/2008	14,500	14,493

Societe Generale NY
4.802% due 03/28/2008	4,200	4,202
5.270% due 03/26/2008	2,700	2,701

		137,873

COMMERCIAL PAPER 2.7%
Fortis Funding LLC
4.000% due 01/02/2008	109,000	109,000

REPURCHASE AGREEMENTS 1.5%
Fixed Income Clearing Corp.
2.250% due 01/02/2008	61,000	61,000

(Dated 12/31/2007. Collateralized by Fannie Mae 3.940% due 01/14/2009 valued at $62,223. Repurchase proceeds are $61,008.)

U.S. TREASURY BILLS 0.3%
2.931% due 02/28/2008 - 03/13/2008 (b)(d)(e)(h)	12,340	12,230

Total Short-Term Instruments (Cost $320,147)		320,103

PURCHASED OPTIONS (j) 1.1%
(Cost $9,823)		46,191

Total Investments 126.6% (Cost $5,196,081)		$5,231,815

Written Options (k) (0.9%) (Premiums $10,977)		(35,975)

Other Assets and Liabilities (Net) (25.7%)		(1,062,134)

Net Assets (f) 100.0%		$4,133,706

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $3,715 have been pledged as collateral for swap and swaption contracts on December 31, 2007.

(e) Securities with an aggregate market value of $1,234 have been pledged as collateral for delayed-delivery securities on December 31, 2007.

(f) As of December 31, 2007, portfolio securities with an aggregate value of $22,931 and derivative instruments with an aggregate depreciation of ($940) were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(g) The average amount of borrowing outstanding during the period ended December 31, 2007 was $419,311 at a weighted average interest rate of 5.110%. On December 31, 2007, securities valued at $154,522 were pledged as collateral for reverse repurchase agreements.

(h) Securities with an aggregate market value of $7,034 and cash of $19,825 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	8,023	$27,788
90-Day Eurodollar June Futures	Long	06/2008	6,806	17,487
90-Day Eurodollar June Futures	Long	06/2009	293	794
90-Day Eurodollar March Futures	Long	03/2009	4,087	11,086

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2008	3,928	$14,947
U.S. Treasury 2-Year Note March Futures	Short	03/2008	786	(648)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	998	(391)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	1,069	851
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2008	426	1,318
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	1,865	1,688
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	234	700
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	1,017	835
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	641	1,921
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	624	1,623

				$79,999

(i) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	General Motors Corp. 7.125% due 07/15/2013	Sell	4.500%	12/20/2012	$1,300	$(112)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	4.150%	09/20/2012	2,500	(196)
Barclays Bank PLC	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.800%	09/20/2012	500	(15)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	2,500	(246)
Barclays Bank PLC	GMAC LLC 6.875% due 08/28/2012	Sell	3.670%	09/20/2012	2,500	(245)
BNP Paribas Bank	General Motors Corp. 7.125% due 07/15/2013	Sell	4.800%	12/20/2012	300	(23)
Citibank N.A.	GMAC LLC 6.875% due 08/28/2012	Sell	3.720%	09/20/2012	2,500	(242)
Credit Suisse USA, Inc.	Multiple Reference Entities of Gazprom	Sell	1.000%	11/20/2008	1,300	(2)
Credit Suisse USA, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.200%	02/20/2017	400	(7)
Deutsche Bank AG	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	12/20/2012	800	(66)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Sell	3.200%	09/20/2012	2,000	(220)
Goldman Sachs & Co.	Anadarko Petroleum Corp. 6.125% due 03/15/2012	Sell	0.150%	03/20/2008	2,500	0
Goldman Sachs & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.850%	09/20/2012	500	(43)
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.970%	11/20/2008	3,100	(4)
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	1.250%	12/20/2008	7,900	(2)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	04/20/2009	1,600	(9)
HSBC Bank USA	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.520%	05/20/2009	4,000	(39)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	3.900%	09/20/2012	2,500	(214)
JPMorgan Chase & Co.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.750%	09/20/2012	500	(16)
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.550%	12/20/2012	200	(17)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.250%	09/20/2012	2,500	(272)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	3.750%	09/20/2012	1,000	(96)
JPMorgan Chase & Co.	GMAC LLC 6.875% due 08/28/2012	Sell	4.850%	09/20/2012	3,200	(217)
JPMorgan Chase & Co.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	1,200	11
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.970%	10/20/2012	700	(19)
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.020%	10/20/2012	700	(20)
JPMorgan Chase & Co.	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.730%	01/20/2012	1,000	(5)
JPMorgan Chase & Co.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.250%	01/20/2017	1,200	(16)
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	2,200	(8)
Lehman Brothers, Inc.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	3,100	30
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.430%	07/20/2011	600	1
Lehman Brothers, Inc.	Panama Government International Bond 8.875% due 09/30/2027	Sell	1.170%	04/20/2017	3,000	(71)
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	12/20/2008	5,000	(16)
Merrill Lynch & Co., Inc.	Ford Motor Credit Co. LLC 7.000% due 10/01/2013	Sell	5.620%	09/20/2012	1,500	(53)
Merrill Lynch & Co., Inc.	GMAC LLC 6.875% due 08/28/2012	Sell	1.850%	09/20/2009	5,400	(489)
Morgan Stanley	General Motors Corp. 7.125% due 07/15/2013	Sell	4.630%	12/20/2012	300	(24)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.245%	06/20/2008	1,300	(2)
Morgan Stanley	Russia Government International Bond 7.500% due 03/31/2030	Sell	0.590%	09/20/2008	15,500	31
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	3,000	(11)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	11,000	(40)

						$(3,004)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.355%	06/20/2012	$14,700	$(276)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.360%	06/20/2012	5,000	(93)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	0.401%	06/20/2012	3,800	(65)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	1.846%	06/20/2012	1,000	(24)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.144%	06/20/2012	1,100	(14)
Citibank N.A.	Dow Jones CDX N.A. HY8 Index	Sell	2.179%	06/20/2012	700	(8)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	1.833%	06/20/2012	2,700	(67)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	2.070%	06/20/2012	1,400	(21)

See Accompanying Notes	Annual Report	December 31, 2007	13

Schedule of Investments  Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Sell Protection(1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY8 Index	Sell	2.127%	06/20/2012	$500	$(7)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.080%	06/20/2012	1,000	(15)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.140%	06/20/2012	1,900	(24)
Morgan Stanley	Dow Jones CDX N.A. HY8 Index	Sell	2.170%	06/20/2012	700	(8)

						$(622)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	7.000%	03/20/2013	AUD	12,300	$(319)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.500%	03/20/2018		17,000	221
UBS Warburg LLC	3-Month Australian Bank Bill	Pay	7.000%	09/15/2009		117,500	(642)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	11.360%	01/04/2010	BRL	16,700	(141)
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	11.465%	01/04/2010		4,300	(32)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.430%	01/04/2010		11,000	(85)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010		5,900	38
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	11.980%	01/02/2012		20,800	(252)
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		14,200	58
UBS Warburg LLC	BRL-CDI-Compounded	Pay	10.575%	01/02/2012		28,700	(427)
UBS Warburg LLC	BRL-CDI-Compounded	Pay	12.540%	01/02/2012		22,600	(99)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	1,400	14
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	04/05/2012		1,200	(22)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	68
Deutsche Bank AG	6-Month EUR-LIBOR	Pay	5.000%	12/19/2009		26,700	137
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	03/20/2009		9,600	(55)
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.960%	03/30/2012		2,400	(44)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		17,100	(3)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.948%	03/15/2012		8,400	(162)
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.958%	04/10/2012		9,300	(195)
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.500%	03/19/2010		9,400	0
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		1,800	(33)
Royal Bank of Scotland Group PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950%	03/30/2012		1,500	(28)
UBS Warburg LLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	22
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008	GBP	24,100	99
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		13,600	94
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		14,400	238
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,900	205
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,200	307
Credit Suisse USA, Inc.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		2,800	30
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	6.000%	12/20/2008		14,400	55
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		28,500	284
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009		74,700	1,617
Goldman Sachs & Co.	6-Month GBP-LIBOR	Pay	6.000%	12/19/2009		6,300	239
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.500%	12/15/2036		5,000	(575)
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	5.000%	12/19/2037		800	(117)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		5,500	341
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		17,500	(591)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,200	160
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	03/20/2009		12,700	82
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	6.000%	06/19/2009		21,200	445
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		10,000	721
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	5.500%	12/15/2036		1,400	(173)
Barclays Bank PLC	6-Month JPY-LIBOR	Pay	2.000%	12/19/2017	JPY	520,000	110
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000%	12/19/2017		990,000	211
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	12,100	(26)
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	7.780%	04/03/2012		46,500	(83)
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		$160,200	576
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/18/2010		11,900	78
Bank of America	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		12,300	149
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		25,300	(454)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		78,100	320
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		7,600	(228)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		81,600	117
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		48,900	238
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		14,100	64
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2010		119,400	335
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.000%	06/18/2013		25,300	318
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038		7,900	(235)

							$2,970

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2007

(j) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$261,000	$1,258	$5,417
Call - OTC 1-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.750%	02/01/2008	100,000	288	764
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.200%	02/02/2009	113,000	848	2,938
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	236,900	1,254	4,794
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	349,600	1,237	7,257
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	02/01/2008	222,600	1,104	5,210
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	271,800	1,580	5,500
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	94,900	377	1,970
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008	380,900	1,304	7,579
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	12/15/2008	201,000	573	4,762

							$9,823	$46,191

(k) Written options outstanding on December 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$111.000	02/22/2008	246	$149	$177
Call - CBOT U.S. Treasury 10-Year Note March Futures	111.000	02/22/2008	97	41	276
Call - CBOT U.S. Treasury 10-Year Note March Futures	112.000	02/22/2008	110	89	235
Call - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/22/2008	118	88	184
Call - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/22/2008	463	382	521
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.000	02/22/2008	246	176	108
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/22/2008	118	49	7
Put - CBOT U.S. Treasury 10-Year Note March Futures	110.000	02/22/2008	463	254	116

				$1,228	$1,624

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$112,900	$1,265	$4,114
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	02/01/2008	22,000	274	725
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.450%	02/02/2009	49,000	842	2,491
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	102,000	1,202	3,526
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	152,000	1,258	5,539
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.100%	02/01/2008	97,000	1,164	4,047
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	56,500	751	1,953
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	62,000	763	2,264
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	41,100	371	1,498
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	128,100	1,298	5,031
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.200%	12/15/2008	67,000	561	3,163

							$9,749	$34,351

(l) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
U.S. Treasury Bonds	3.125%	11/30/2009	$24,600	$24,582	$24,813
U.S. Treasury Notes	4.500%	05/15/2017	52,900	53,820	55,236

				$78,402	$80,049

(2) Market value includes $568 of interest payable on short sales.

(m) Foreign currency contracts outstanding on December 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	4,486	05/2008	$0	$(2)	$(2)
Buy	AUD	11,307	01/2008	0	(3)	(3)
Sell		2,337	01/2008	13	0	13
Buy		1,903	02/2008	40	0	40
Buy	BRL	260,790	03/2008	13,138	(14)	13,124
Buy		2,292	07/2008	14	0	14
Buy	CAD	82	01/2008	0	(1)	(1)
Sell		82	01/2008	0	0	0

See Accompanying Notes	Annual Report	December 31, 2007	15

Schedule of Investments  Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CLP	709,183	03/2008	$76	$0	$76
Buy	CNY	23,778	01/2008	36	0	36
Sell		23,778	01/2008	0	(60)	(60)
Sell	EUR	24,868	01/2008	57	0	57
Sell	GBP	30,859	01/2008	705	(11)	694
Buy	IDR	24,255,000	05/2008	0	(197)	(197)
Buy	INR	310,998	05/2008	465	0	465
Buy		313,122	08/2008	0	(42)	(42)
Buy	JPY	389,379	02/2008	0	(8)	(8)
Buy	KRW	7,966,317	01/2008	0	(224)	(224)
Buy		3,717,958	05/2008	7	(25)	(18)
Buy		8,054,816	08/2008	0	(39)	(39)
Buy	KWD	226	05/2008	4	0	4
Buy	MXN	199,000	03/2008	137	(33)	104
Sell		58,522	03/2008	0	(42)	(42)
Buy		78,967	07/2008	65	(12)	53
Buy	MYR	33,669	05/2008	177	0	177
Buy	NZD	1,690	01/2008	32	0	32
Buy		1,690	02/2008	0	(8)	(8)
Buy	PHP	391,443	05/2008	903	0	903
Buy	PLN	12,064	03/2008	371	0	371
Sell		12,064	03/2008	0	(54)	(54)
Buy		42,477	07/2008	1,543	0	1,543
Sell		42,477	07/2008	0	(180)	(180)
Buy	RUB	438,574	01/2008	761	0	761
Sell		438,574	01/2008	35	(3)	32
Buy		645,366	07/2008	643	0	643
Sell		208,477	07/2008	0	(223)	(223)
Buy		188,154	11/2008	0	(34)	(34)
Buy	SAR	3,061	05/2008	0	(4)	(4)
Buy	SEK	15,753	03/2008	0	(26)	(26)
Buy	SGD	17,451	02/2008	337	(2)	335
Buy		24,838	05/2008	760	0	760
Buy	ZAR	148	03/2008	1	0	1
Buy		4,932	07/2008	8	(27)	(19)

				$20,328	$(1,274)	$19,054

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

Annual Report	December 31, 2007	17

Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AED	UAE Dirham	KWD	Kuwaiti Dinar
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippines Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound Sterling	SAR	Saudi Riyal
IDR	Indonesian Rupiah	SEK	Swedish Krona
INR	Indian Rupee	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest.

18	PIMCO Variable Insurance Trust

December 31, 2007

Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that

Annual Report	December 31, 2007	19

Notes to Financial Statements (Cont.)

particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2007, the Portfolio had no unfunded loan commitments.

(q) Bridge Debt Commitments  At the period ended December 31, 2007, the Portfolio had $8,070,861 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(r) Commodities Index-Linked/Structured Notes  The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss.

(s) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

20	PIMCO Variable Insurance Trust

December 31, 2007

(t) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(u) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%)

Annual Report	December 31, 2007	21

Notes to Financial Statements (Cont.)

involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,340,638	$10,876,665	$1,073,638	$278,429

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2006	2,036	$942,800	EUR	95,000	GBP	11,000	$11,691
Sales	15,205	1,062,600		0		0	16,791
Closing Buys	(3,050)	(649,400)		(95,000)		(11,000)	(8,588)
Expirations	(7,940)	(448,400)		0		0	(7,165)
Exercised	(4,390)	(18,000)		0		0	(1,752)
Balance at 12/31/2007	1,861	$889,600	EUR	0	GBP	0	$10,977

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,918	$69,824	8,090	$81,954
Administrative Class	122,163	1,239,373	83,252	843,490
Advisor Class	1,695	17,136	1,856	18,782

Issued as reinvestment of distributions
Institutional Class	884	8,995	790	8,017
Administrative Class	14,528	147,809	12,178	123,518
Advisor Class	124	1,260	35	362

Cost of shares redeemed
Institutional Class	(3,734)	(37,799)	(7,223)	(73,276)
Administrative Class	(73,445)	(742,819)	(51,636)	(522,647)
Advisor Class	(563)	(5,724)	(32)	(329)
Net increase resulting from Portfolio share transactions	68,570	$698,055	47,310	$479,871

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	97
Administrative Class	7	66
Advisor Class	3	97

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007,

22	PIMCO Variable Insurance Trust

December 31, 2007

the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$ 49,567	$ 34,179	$ 18,926	$ (2,242)	$ 0	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 5,196,974	$ 65,358	$ (30,517)	$ 34,841

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 177,855	$ 0	$ 0
12/31/2006	152,107	0	0

(4) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2007:

Total Return Portfolio	0.55%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2007	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2007

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2007	27

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

Annual Report	December 31, 2007	29

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited) (Cont.)

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio II

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio II (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Total Return Portfolio II

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown*

U.S. Government Agencies	62.2%
Corporate Bonds & Notes	10.4%
Mortgage-Backed Securities	9.8%
Preferred Stocks	4.5%
U.S. Treasury Obligations	4.0%
Other	9.1%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (05/28/99)*
PIMCO Total Return Portfolio II Administrative Class	9.00%	4.46%	6.10%
Lehman Brothers Aggregate Bond Index±	6.97%	4.42%	6.09%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 05/28/99. Index comparisons began on 05/31/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.66% for Administrative Class shares.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,093.48	$1,019.26
Expenses Paid During Period†	$6.23	$6.01

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

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The PIMCO Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	The Portfolio’s above-benchmark duration, or sensitivity to changes in market interest rates, added to returns as government yields fell during the year.

»	An emphasis on the front-end of the U.S. yield curve contributed to returns as the curve steepened as measured by the difference between two- and 30-year yields.

»	An overweight to mortgage-backed securities in the second half of the year detracted from returns as they underperformed like-duration U.S. Treasuries.

»	An underweight to corporate securities added to returns as they underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio II

Selected Per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Administrative Class
Net asset value beginning of year	$9.85	$10.04	$10.31	$10.31	$10.09
Net investment income (a)	0.48	0.44	0.34	0.17	0.17
Net realized/unrealized gain (loss) on investments	0.38	(0.16)	(0.18)	0.24	0.33
Total income from investment operations	0.86	0.28	0.16	0.41	0.50
Dividends from net investment income	(0.49)	(0.47)	(0.35)	(0.17)	(0.19)
Distributions from net realized capital gains	0.00	0.00	(0.08)	(0.24)	(0.09)
Total distributions	(0.49)	(0.47)	(0.43)	(0.41)	(0.28)
Net asset value end of year	$10.22	$9.85	$10.04	$10.31	$10.31
Total return	9.00%	2.87%	1.58%	4.01%	5.01%
Net assets end of year (000s)	$3,832	$3,797	$24,922	$24,843	$17,474
Ratio of expenses to average net assets	0.91%	0.66%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.83%	4.49%	3.31%	1.58%	1.62%
Portfolio turnover rate	323%	321%	508%	305%	863%

(a) Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Total Return Portfolio II

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$5,663
Repurchase agreements, at value	156
Deposits with brokers for open futures contracts	115
Receivable for investments sold	593
Receivable for investments sold on a delayed-delivery basis	110
Interest and dividends receivable	29
Variation margin receivable	7
Unrealized appreciation on swap agreements	3
6,676

Liabilities:
Payable for the reverse repurchase agreements	$501
Payable for investments purchased	1,709
Payable for investments purchased on a delayed-delivery basis	330
Payable for short sales	98
Written options outstanding	177
Accrued investment advisory fee	1
Accrued administrative fee	1
Accrued servicing fee	1
Variation margin payable	2
Swap premiums received	3
Other liabilities	1
2,824

Net Assets	$3,852

Net Assets Consist of:
Paid in capital	$3,994
Undistributed net investment income	153
Accumulated undistributed net realized (loss)	(405)
Net unrealized appreciation	110
$3,852

Net Assets:
Institutional Class	$20
Administrative Class	3,832

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	375

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.22
Administrative Class	10.22

Cost of Investments Owned	$5,491
Cost of Repurchase Agreements Owned	$156
Proceeds Received on Short Sales	$98
Premiums Received on Written Options	$56

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio II

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$199
Dividends	19
Miscellaneous income	1
Total Income	219

Expenses:
Investment advisory fees	9
Administrative fees	10
Servicing fees – Administrative Class	6
Interest expense	10
Total Expenses	35

Net Investment Income	184

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(12)
Net realized (loss) on futures contracts, written options and swaps	(48)
Net change in unrealized appreciation on investments	189
Net change in unrealized appreciation on futures contracts, written options and swaps	3
Net Gain	132

Net Increase in Net Assets Resulting from Operations	$316

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Total Return Portfolio II

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

(Decrease) in Net Assets from:

Operations:
Net investment income	$184	$1,120
Net realized (loss)	(60)	(21)
Net change in unrealized appreciation	192	134
Net increase resulting from operations	316	1,233

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(12)
Administrative Class	(184)	(1,139)

Total Distributions	(189)	(1,151)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	3,025
Administrative Class	91	2,262
Issued as reinvestment of distributions
Institutional Class	5	12
Administrative Class	184	1,236
Cost of shares redeemed
Institutional Class	(183)	(2,857)
Administrative Class	(370)	(24,701)
Net (decrease) resulting from Portfolio share transactions	(273)	(21,023)

Total (Decrease) in Net Assets	(146)	(20,941)

Net Assets:
Beginning of year	3,998	24,939
End of year*	$3,852	$3,998

*Including undistributed net investment income of:	$153	$153

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio II	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 15.7%

BANKING & FINANCE 12.4%
American General Finance Corp.
6.900% due 12/15/2017	$100	$100

American Honda Finance Corp.
4.868% due 08/05/2008	30	30

Bear Stearns Co., Inc.
5.494% due 07/16/2009	40	38

Caterpillar Financial Services Corp.
4.965% due 05/18/2009	40	40

Citigroup Capital XXI
8.300% due 12/21/2057	30	31

Credit Suisse USA, Inc.
5.069% due 08/15/2010	40	40

Goldman Sachs Group, Inc.
4.974% due 12/22/2008	40	40
5.625% due 01/15/2017	20	20

HSBC Finance Corp.
5.137% due 05/10/2010	10	10
5.158% due 11/16/2009	30	30

JPMorgan Chase & Co.
6.000% due 01/15/2018	10	10

Merrill Lynch & Co., Inc.
4.948% due 05/08/2009	40	39
6.400% due 08/28/2017	10	10

Wells Fargo & Co.
5.186% due 03/10/2008	40	40

		478

INDUSTRIALS 1.0%
Amgen, Inc.
5.133% due 11/28/2008	40	40

UTILITIES 2.3%
AT&T, Inc.
4.978% due 02/05/2010	30	30

Ohio Power Co.
5.424% due 04/05/2010	40	39

Verizon Communications, Inc.
5.280% due 04/03/2009	20	20

		89

Total Corporate Bonds & Notes (Cost $610)		607

U.S. GOVERNMENT AGENCIES 94.0%
Fannie Mae
5.000% due 04/25/2033 - 02/01/2038	256	250
5.500% due 03/01/2037	942	941
6.000% due 07/01/2016 - 01/01/2038	1,062	1,079
6.000% due 11/01/2037 (c)	990	1,006
6.188% due 09/01/2034	24	24
6.341% due 12/01/2036	25	26

Freddie Mac
4.250% due 09/15/2024	21	21
6.000% due 09/01/2016	8	8
7.334% due 07/01/2027	2	2
7.338% due 01/01/2028	2	2

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ginnie Mae
5.449% due 09/20/2030	$2	$2

Small Business Administration
4.750% due 07/01/2025	264	259

Total U.S. Government Agencies (Cost $3,591)		3,620

U.S. TREASURY OBLIGATIONS 6.0%
Treasury Inflation Protected Securities (b)
2.000% due 01/15/2016	10	11
3.000% due 07/15/2012	58	63
3.500% due 01/15/2011	145	156

Total U.S. Treasury Obligations (Cost $229)		230

MORTGAGE-BACKED SECURITIES 14.8%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	42	40

Banc of America Funding Corp.
4.111% due 05/25/2035	71	70

Banc of America Mortgage Securities, Inc.
6.500% due 10/25/2031	15	15
6.500% due 09/25/2033	4	4

Bear Stearns Adjustable Rate Mortgage Trust
4.609% due 01/25/2034	27	26
5.037% due 04/25/2033	13	13
5.073% due 11/25/2034	13	13

Bear Stearns Alt-A Trust
5.368% due 05/25/2035	49	49

Countrywide Alternative Loan Trust
5.788% due 02/25/2036	20	19

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	16	16
4.801% due 11/25/2034	12	12
5.155% due 04/25/2035	33	31

CS First Boston Mortgage Securities Corp.
7.272% due 06/25/2032	2	2

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.945% due 03/25/2037	25	25

GSR Mortgage Loan Trust
6.000% due 03/25/2032	2	2

Impac CMB Trust
5.783% due 07/25/2033	24	24

Indymac Index Mortgage Loan Trust
4.965% due 01/25/2037	51	52

JPMorgan Mortgage Trust
5.023% due 02/25/2035	20	20

MLCC Mortgage Investors, Inc.
6.989% due 01/25/2029	15	15

Morgan Stanley Capital I
5.088% due 10/15/2020	17	16

Prime Mortgage Trust
5.265% due 02/25/2034	20	20

Structured Asset Mortgage Investments, Inc.
4.995% due 03/25/2037	12	11
5.295% due 09/19/2032	1	1

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.483% due 02/27/2034	$17	$16
5.788% due 02/25/2046	20	19
6.188% due 08/25/2042	21	20

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	20	20

Total Mortgage-Backed Securities (Cost $579)		571

ASSET-BACKED SECURITIES 3.9%
American Express Credit Account Master Trust
5.028% due 01/18/2011	40	40

Chase Credit Card Master Trust
5.138% due 07/15/2010	40	40

First USA Credit Card Master Trust
5.156% due 04/18/2011	30	30

MBNA Credit Card Master Note Trust
4.200% due 09/15/2010	40	40

Total Asset-Backed Securities (Cost $150)		150

	SHARES
PREFERRED STOCKS 6.9%

BANKING & FINANCE 6.9%
DG Funding Trust
6.979% due 12/31/2049	25	264

Total Preferred Stocks (Cost $265)		264

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS 4.1%
State Street Bank and Trust Co.
3.900% due 01/02/2008	$156	156

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $162. Repurchase proceeds are $156.)

U.S. TREASURY BILLS 0.5%
2.958% due 03/13/2008 (a)(d)	20	20

Total Short-Term Instruments (Cost $176)		176

PURCHASED OPTIONS (f) 5.2%
(Cost $47)		201

Total Investments 151.1% (Cost $5,647)		$5,819

Written Options (g) (4.6%) (Premiums $56)		(177)

Other Assets and Liabilities (Net) (46.5%)		(1,790)

Net Assets 100.0%		$3,852

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Total Return Portfolio II (Cont.)

(c) The average amount of borrowing outstanding during the period ended December 31, 2007 was $878 at a weighted average interest rate of 4.850%. On December 31, 2007, securities valued at $524 were pledged as collateral for reverse repurchase agreements.

(d) Securities with an aggregate market value of $20 and cash of $115 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	4	$10
90-Day Eurodollar June Futures	Long	06/2008	4	13
90-Day Eurodollar March Futures	Long	03/2009	5	13
90-Day Eurodollar September Futures	Long	09/2008	6	22
U.S. Treasury 5-Year Note March Futures	Short	03/2008	1	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	4	0

				$57

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	0.620%	03/20/2011	$100	$0

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.000%	06/18/2038	$100	$3

(f) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$2,000	$9	$42
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	3,300	18	67
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	2,000	11	40
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008	2,600	9	52

							$47	$201

(g) Written options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$1,000	$11	$36
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	2,000	24	69
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	1,000	12	37
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	900	9	35

							$56	$177

(h) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$100	$98	$98

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold

12	PIMCO Variable Insurance Trust

December 31, 2007

under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(o) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance

14	PIMCO Variable Insurance Trust

December 31, 2007

Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$13,142	$11,565	$2,021	$1,061

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	4	$4,900	$48
Sales	1	4,900	57
Closing Buys	(5)	(4,900)	(49)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	0	$4,900	$56

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	302	$3,025
Administrative Class	9	91	225	2,262

Issued as reinvestment of distributions
Institutional Class	1	5	1	12
Administrative Class	19	184	125	1,236

Cost of shares redeemed
Institutional Class	(19)	(183)	(285)	(2,857)
Administrative Class	(39)	(370)	(2,446)	(24,701)
Net (decrease) resulting from Portfolio share transactions	(29)	$(273)	(2,078)	$(21,023)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100	*
Administrative Class	1	100

* Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$ 154	$ 0	$ 51	$ (1)	$ (346)	$ 0

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$0	$243	$75	$28	$0

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,646	$ 198	$ (25)	$ 173

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 189	$ 0	$ 0
12/31/2006	1,151	0	0

(4) Includes short-term capital gains, if any, distributed.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Portfolio II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio II (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	17

Federal Income Tax Information (Unaudited)

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	7.71%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Total Return Portfolio II	54.89%

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	19

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94	Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

22	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2007

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio II

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2007. The PIMCO Variable Insurance Trust’s net assets were $10.05 billion at December 31, 2007, as compared to $7.62 billion at December 31, 2006.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

High-quality bonds, such as U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”), generally outperformed most other fixed-income sectors during 2007 as volatility in the credit markets fueled a flight-to-quality. The benchmark ten-year U.S. Treasury yielded 4.02% at year-end, or 0.68% lower than at the beginning of 2007. The Lehman Brothers Aggregate Bond Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 6.97% for the twelve-month period. U.S. TIPS, as represented by the Lehman Brothers U.S. TIPS Index, returned 11.63% for the year.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

■

Commodities, represented by the Dow Jones-AIG Commodity Total Return Index, returned 16.23% for the period. U.S. equities, measured by the S&P 500 Index, returned 5.49%, while Eurozone equities, represented by the Dow Jones Euro STOXX 50® TR Index, returned 9.59%. U.K. equities, measured by the FTSE 100 Index, returned 7.24% for the same period.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the year, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2008

Annual Report	December 31, 2007	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio II (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2007	3

PIMCO Total Return Portfolio II

Cumulative Returns Through December 31, 2007

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown*

U.S. Government Agencies	62.2%
Corporate Bonds & Notes	10.4%
Mortgage-Backed Securities	9.8%
Preferred Stocks	4.5%
U.S. Treasury Obligations	4.0%
Other	9.1%
*	% of Total Investments as of 12/31/2007

Average Annual Total Return for the period ended December 31, 2007
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Total Return Portfolio II Institutional Class	9.38%	4.67%	6.30%
Lehman Brothers Aggregate Bond Index±	6.97%	4.42%	6.43%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.51% for Institutional Class shares.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees and expenses.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,094.28	$1,020.01
Expenses Paid During Period†	$5.44	$5.24

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	The Portfolio’s above-benchmark duration, or sensitivity to changes in market interest rates, added to returns as government yields fell during the year.

»	An emphasis on the front-end of the U.S. yield curve contributed to returns as the curve steepened as measured by the difference between two-and 30-year yields.

»	An overweight to mortgage-backed securities in the second half of the year detracted from returns as they underperformed like-duration U.S. Treasuries.

»	An underweight to corporate securities added to returns as they underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio II

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Institutional Class
Net asset value beginning of year	$9.85	$10.04	$10.31	$10.31	$10.09
Net investment income (a)	0.46	0.59	0.35	0.18	0.16
Net realized/unrealized gain (loss) on investments	0.43	(0.29)	(0.18)	0.25	0.36
Total income from investment operations	0.89	0.30	0.17	0.43	0.52
Dividends from net investment income	(0.52)	(0.49)	(0.36)	(0.19)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(0.08)	(0.24)	(0.09)
Total distributions	(0.52)	(0.49)	(0.44)	(0.43)	(0.30)
Net asset value end of year	$10.22	$9.85	$10.04	$10.31	$10.31
Total return	9.38%	3.03%	1.72%	4.16%	5.24%
Net assets end of year (000s)	$20	$201	$17	$17	$16
Ratio of expenses to average net assets	0.55%	0.51%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.76%	5.99%	3.46%	1.70%	1.56%
Portfolio turnover rate	323%	321%	508%	305%	863%

(a) Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2007	5

Statement of Assets and Liabilities  Total Return Portfolio II

(Amounts in thousands, except per share amounts)	December 31, 2007

Assets:
Investments, at value	$5,663
Repurchase agreements, at value	156
Deposits with brokers for open futures contracts	115
Receivable for investments sold	593
Receivable for investments sold on a delayed-delivery basis	110
Interest and dividends receivable	29
Variation margin receivable	7
Unrealized appreciation on swap agreements	3
6,676

Liabilities:
Payable for the reverse repurchase agreements	$501
Payable for investments purchased	1,709
Payable for investments purchased on a delayed-delivery basis	330
Payable for short sales	98
Written options outstanding	177
Accrued investment advisory fee	1
Accrued administrative fee	1
Accrued servicing fee	1
Variation margin payable	2
Swap premiums received	3
Other liabilities	1
2,824

Net Assets	$3,852

Net Assets Consist of:
Paid in capital	$3,994
Undistributed net investment income	153
Accumulated undistributed net realized (loss)	(405)
Net unrealized appreciation	110
$3,852

Net Assets:
Institutional Class	$20
Administrative Class	3,832

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	375

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.22
Administrative Class	10.22

Cost of Investments Owned	$5,491
Cost of Repurchase Agreements Owned	$156
Proceeds Received on Short Sales	$98
Premiums Received on Written Options	$56

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio II

(Amounts in Thousands)	Year Ended December 31, 2007

Investment Income:
Interest	$199
Dividends	19
Miscellaneous income	1
Total Income	219

Expenses:
Investment advisory fees	9
Administrative fees	10
Servicing fees – Administrative Class	6
Interest expense	10
Total Expenses	35

Net Investment Income	184

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(12)
Net realized (loss) on futures contracts, written options and swaps	(48)
Net change in unrealized appreciation on investments	189
Net change in unrealized appreciation on futures contracts, written options and swaps	3
Net Gain	132

Net Increase in Net Assets Resulting from Operations	$316

See Accompanying Notes	Annual Report	December 31, 2007	7

Statements of Changes in Net Assets  Total Return Portfolio II

(Amounts in Thousands)	Year Ended December 31, 2007	Year Ended December 31, 2006

(Decrease) in Net Assets from:

Operations:
Net investment income	$184	$1,120
Net realized (loss)	(60)	(21)
Net change in unrealized appreciation	192	134
Net increase resulting from operations	316	1,233

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(12)
Administrative Class	(184)	(1,139)

Total Distributions	(189)	(1,151)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	3,025
Administrative Class	91	2,262
Issued as reinvestment of distributions
Institutional Class	5	12
Administrative Class	184	1,236
Cost of shares redeemed
Institutional Class	(183)	(2,857)
Administrative Class	(370)	(24,701)
Net (decrease) resulting from Portfolio share transactions	(273)	(21,023)

Total (Decrease) in Net Assets	(146)	(20,941)

Net Assets:
Beginning of year	3,998	24,939
End of year*	$3,852	$3,998

*Including undistributed net investment income of:	$153	$153

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio II	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 15.7%

BANKING & FINANCE 12.4%
American General Finance Corp.
6.900% due 12/15/2017	$100	$100

American Honda Finance Corp.
4.868% due 08/05/2008	30	30

Bear Stearns Co., Inc.
5.494% due 07/16/2009	40	38

Caterpillar Financial Services Corp.
4.965% due 05/18/2009	40	40

Citigroup Capital XXI
8.300% due 12/21/2057	30	31

Credit Suisse USA, Inc.
5.069% due 08/15/2010	40	40

Goldman Sachs Group, Inc.
4.974% due 12/22/2008	40	40
5.625% due 01/15/2017	20	20

HSBC Finance Corp.
5.137% due 05/10/2010	10	10
5.158% due 11/16/2009	30	30

JPMorgan Chase & Co.
6.000% due 01/15/2018	10	10

Merrill Lynch & Co., Inc.
4.948% due 05/08/2009	40	39
6.400% due 08/28/2017	10	10

Wells Fargo & Co.
5.186% due 03/10/2008	40	40

		478

INDUSTRIALS 1.0%
Amgen, Inc.
5.133% due 11/28/2008	40	40

UTILITIES 2.3%
AT&T, Inc.
4.978% due 02/05/2010	30	30

Ohio Power Co.
5.424% due 04/05/2010	40	39

Verizon Communications, Inc.
5.280% due 04/03/2009	20	20

		89

Total Corporate Bonds & Notes (Cost $610)		607

U.S. GOVERNMENT AGENCIES 94.0%
Fannie Mae
5.000% due 04/25/2033 - 02/01/2038	256	250
5.500% due 03/01/2037	942	941
6.000% due 07/01/2016 - 01/01/2038	1,062	1,079
6.000% due 11/01/2037 (c)	990	1,006
6.188% due 09/01/2034	24	24
6.341% due 12/01/2036	25	26

Freddie Mac
4.250% due 09/15/2024	21	21
6.000% due 09/01/2016	8	8
7.334% due 07/01/2027	2	2
7.338% due 01/01/2028	2	2

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ginnie Mae
5.449% due 09/20/2030	$2	$2

Small Business Administration
4.750% due 07/01/2025	264	259

Total U.S. Government Agencies (Cost $3,591)		3,620

U.S. TREASURY OBLIGATIONS 6.0%
Treasury Inflation Protected Securities (b)
2.000% due 01/15/2016	10	11
3.000% due 07/15/2012	58	63
3.500% due 01/15/2011	145	156

Total U.S. Treasury Obligations (Cost $229)		230

MORTGAGE-BACKED SECURITIES 14.8%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	42	40

Banc of America Funding Corp.
4.111% due 05/25/2035	71	70

Banc of America Mortgage Securities, Inc.
6.500% due 10/25/2031	15	15
6.500% due 09/25/2033	4	4

Bear Stearns Adjustable Rate Mortgage Trust
4.609% due 01/25/2034	27	26
5.037% due 04/25/2033	13	13
5.073% due 11/25/2034	13	13

Bear Stearns Alt-A Trust
5.368% due 05/25/2035	49	49

Countrywide Alternative Loan Trust
5.788% due 02/25/2036	20	19

Countrywide Home Loan Mortgage Pass-Through Trust
4.726% due 02/20/2035	16	16
4.801% due 11/25/2034	12	12
5.155% due 04/25/2035	33	31

CS First Boston Mortgage Securities Corp.
7.272% due 06/25/2032	2	2

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
4.945% due 03/25/2037	25	25

GSR Mortgage Loan Trust
6.000% due 03/25/2032	2	2

Impac CMB Trust
5.783% due 07/25/2033	24	24

Indymac Index Mortgage Loan Trust
4.965% due 01/25/2037	51	52

JPMorgan Mortgage Trust
5.023% due 02/25/2035	20	20

MLCC Mortgage Investors, Inc.
6.989% due 01/25/2029	15	15

Morgan Stanley Capital I
5.088% due 10/15/2020	17	16

Prime Mortgage Trust
5.265% due 02/25/2034	20	20

Structured Asset Mortgage Investments, Inc.
4.995% due 03/25/2037	12	11
5.295% due 09/19/2032	1	1

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.483% due 02/27/2034	$17	$16
5.788% due 02/25/2046	20	19
6.188% due 08/25/2042	21	20

Wells Fargo Mortgage-Backed Securities Trust
4.949% due 01/25/2035	20	20

Total Mortgage-Backed Securities (Cost $579)		571

ASSET-BACKED SECURITIES 3.9%
American Express Credit Account Master Trust
5.028% due 01/18/2011	40	40

Chase Credit Card Master Trust
5.138% due 07/15/2010	40	40

First USA Credit Card Master Trust
5.156% due 04/18/2011	30	30

MBNA Credit Card Master Note Trust
4.200% due 09/15/2010	40	40

Total Asset-Backed Securities (Cost $150)		150

	SHARES
PREFERRED STOCKS 6.9%

BANKING & FINANCE 6.9%
DG Funding Trust
6.979% due 12/31/2049	25	264

Total Preferred Stocks (Cost $265)		264

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS 4.1%
State Street Bank and Trust Co.
3.900% due 01/02/2008	$156	156

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $162. Repurchase proceeds are $156.)

U.S. TREASURY BILLS 0.5%
2.958% due 03/13/2008 (a)(d)	20	20

Total Short-Term Instruments (Cost $176)		176

PURCHASED OPTIONS (f) 5.2%
(Cost $47)		201

Total Investments 151.1% (Cost $5,647)		$5,819

Written Options (g) (4.6%) (Premiums $56)		(177)

Other Assets and Liabilities (Net) (46.5%)		(1,790)

Net Assets 100.0%		$3,852

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

See Accompanying Notes	Annual Report	December 31, 2007	9

Schedule of Investments  Total Return Portfolio II (Cont.)

(c) The average amount of borrowing outstanding during the period ended December 31, 2007 was $878 at a weighted average interest rate of 4.850%. On December 31, 2007, securities valued at $524 were pledged as collateral for reverse repurchase agreements.

(d) Securities with an aggregate market value of $20 and cash of $115 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2008	4	$10
90-Day Eurodollar June Futures	Long	06/2008	4	13
90-Day Eurodollar March Futures	Long	03/2009	5	13
90-Day Eurodollar September Futures	Long	09/2008	6	22
U.S. Treasury 5-Year Note March Futures	Short	03/2008	1	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2008	4	0

				$57

(e) Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	0.620%	03/20/2011	$100	$0

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.000%	06/18/2038	$100	$3

(f) Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.750%	09/26/2008	$2,000	$9	$42
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	3,300	18	67
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	03/31/2008	2,000	11	40
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	12/15/2008	2,600	9	52

							$47	$201

(g) Written options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.950%	09/26/2008	$1,000	$11	$36
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	4.900%	03/31/2008	2,000	24	69
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	03/31/2008	1,000	12	37
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	12/15/2008	900	9	35

							$56	$177

(h) Short sales outstanding on December 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2038	$100	$98	$98

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2007

1.  ORGANIZATION

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees is responsible for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may

Annual Report	December 31, 2007	11

Notes to Financial Statements (Cont.)

dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold

12	PIMCO Variable Insurance Trust

December 31, 2007

under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements   The Portfolio may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio is included as part of realized gain or loss on the

Annual Report	December 31, 2007	13

Notes to Financial Statements (Cont.)

Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(o) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Portfolio and will provide additional information in relation to the Statement on the Portfolio’s financial statements for the period ending June 30, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. Prior to April 1, 2007, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $15,000 plus $2,000 for each Board of Trustees meeting attended ($500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman received an annual retainer of $1,500 and the Governance

14	PIMCO Variable Insurance Trust

December 31, 2007

Committee Chairman received an annual retainer of $500. In addition, each member of a committee received $500 for each committee meeting attended.

4.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$13,142	$11,565	$2,021	$1,061

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	4	$4,900	$48
Sales	1	4,900	57
Closing Buys	(5)	(4,900)	(49)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2007	0	$4,900	$56

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2007		Year Ended 12/31/2006
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	302	$3,025
Administrative Class	9	91	225	2,262

Issued as reinvestment of distributions
Institutional Class	1	5	1	12
Administrative Class	19	184	125	1,236

Cost of shares redeemed
Institutional Class	(19)	(183)	(285)	(2,857)
Administrative Class	(39)	(370)	(2,446)	(24,701)
Net (decrease) resulting from Portfolio share transactions	(29)	$(273)	(2,078)	$(21,023)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100	*
Administrative Class	1	100

* Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf

Annual Report	December 31, 2007	15

Notes to Financial Statements (Cont.)

of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Portfolio adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2007, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U. S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$ 154	$ 0	$ 51	$ (1)	$ (346)	$ 0

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$0	$243	$75	$28	$0

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,646	$ 198	$ (25)	$ 173

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2007	$ 189	$ 0	$ 0
12/31/2006	1,151	0	0

(4) Includes short-term capital gains, if any, distributed.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Portfolio II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Total Return Portfolio II (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2008

Annual Report	December 31, 2007	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Total Return Portfolio II	54.89%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	7.71%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	19

Management of the Trust  (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (48) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Chairman and Director, PCM Fund, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (48) Trustee	08/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).

Independent Trustees

E. Philip Cannon (67) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Director, PCM Fund, Inc.;

Vern O. Curtis (73) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (68) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (69) Trustee	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Director, PCM Fund, Inc. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2007

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (50) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (43) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (37) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (63) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (45) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (62) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King (45) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (37) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (48) Vice President	08/1997 to present	Vice President, PIMCO.

Joshua D. Ratner (31) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (50) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (38) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (40) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (33) Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2007	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreements (Unaudited)

On August 13, 2007, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2008. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 13, 2007 meeting. The independent Trustees met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three- and five-year performance, as available, for the periods ended June 30, 2007 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three- and five-year performance and performance since inception, as available, for the periods ended May 31, 2007 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2007 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board noted that the long-term performance (five-year or since inception) of the Portfolios was generally stronger than short-term performance. The Board noted that while many of the Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, several of the Portfolios with a five-year track record outperformed or performed comparably to their respective benchmark indexes and/or peer groups. The Board discussed with PIMCO the possible reasons for the more recent underperformance of the Portfolios and took note of PIMCO’s plans to monitor and address performance in the future. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the Money Market, StocksPLUS® Growth and Income, StocksPLUS® Total Return and Small Cap StocksPLUS® TR Portfolios.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of certain of the Portfolios. The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging

22	PIMCO Variable Insurance Trust

strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may lead to inaccurate assessments of performance. The Board also discussed with management the appropriateness of the benchmark indexes, and their comparability to the Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall long-term investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios and has been well-received by retail and institutional shareholders. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio expenses at competitive levels even if the Portfolios’ operating costs rise as a result of assets remaining flat or decreasing over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2007	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2007	$414,960
	December 31, 2006	$434,506

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2007	$4,100
	December 31, 2006	$34,560

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2007	$17,816
	December 31, 2006	$18,100

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2007	$—
	December 31, 2006	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders and additional Form N-1A filing review.

(2) Includes aggregate fees billed for review of the registrant’s tax returns and tax consulting services.

(3) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2007	December 31, 2006
	PIMCO Variable Insurance Trust	$21,916	$52,660
	Pacific Investment Management Company LLC	$918,445	$550,735

	Totals	$940,361	$603,395

	(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer of PIMCO Variable Insurance Trust (the “Trust”) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99. CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	February 29, 2008

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	February 29, 2008